UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
August 31, 2022
Multi-Manager Alternative Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Alternative Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Alternative Strategies Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks capital appreciation with an emphasis on absolute (positive) returns.
Portfolio management
AlphaSimplex Group, LLC
Alexander Healy, Ph.D.
Kathryn Kaminski, Ph.D., CAIA
Philippe Lüdi, Ph.D., CFA
John Perry, Ph.D.
Robert Rickard
Crabel Capital Management, LLC
Michael Pomada
Grant Jaffarian
Manulife Investment Management (US) LLC*
Daniel Janis III
Christopher Chapman, CFA
Thomas Goggins
Bradley Lutz, CFA**
Kisoo Park
*Effective March 15, 2023, Daniel Janis III, Senior Managing Director and Senior Portfolio Manager of Manulife Investment Management (US) LLC (Manulife), has announced that he will retire from Manulife.
**Effective March 31, 2022, Bradley Lutz was added as a portfolio Manager.
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Bryan Whalen, CFA
Water Island Capital, LLC
Roger Foltynowicz, CFA, CAIA
Gregg Loprete
Todd Munn
Average annual total returns (%) (for the period ended August 31, 2022)
	Inception	1 Year	5 Years	10 Years
Institutional Class*	01/03/17	2.60	2.84	1.98
FTSE Three-Month U.S. Treasury Bill Index		0.44	1.10	0.64
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from April 23, 2012 (the inception date of the Fund) through January 2, 2017. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
4	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown — long positions (%) (at August 31, 2022)
Asset-Backed Securities — Non-Agency	3.1
Commercial Mortgage-Backed Securities - Agency	0.4
Commercial Mortgage-Backed Securities - Non-Agency	2.6
Common Stocks	22.3
Convertible Bonds	0.6
Convertible Preferred Stocks	0.5
Corporate Bonds & Notes	16.4
Foreign Government Obligations	5.4
Limited Partnerships	0.1
Municipal Bonds	0.1
Options Purchased Calls	0.0(a)
Options Purchased Puts	0.0(a)
Preferred Debt	0.0(a)
Preferred Stocks	0.1
Residential Mortgage-Backed Securities - Agency	4.3
Residential Mortgage-Backed Securities - Non-Agency	6.3
Rights	0.0(a)
Senior Loans	1.5
Treasury Bills	1.0
U.S. Government & Agency Obligations	0.1
U.S. Treasury Obligations	1.3
Money Market Funds(b)	35.0
Total	101.1

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its principal investment strategies. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments including options purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at August 31, 2022)
Common Stocks	(1.0)
Exchange-Traded Equity Funds	(0.1)
Total	(1.1)
Percentages indicated are based upon total investments including options purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2022)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	8.5	(78.0)	(69.5)
Commodities Derivative Contracts	3.8	(3.9)	(0.1)
Equity Derivative Contracts	4.7	(3.4)	1.3
Foreign Currency Derivative Contracts	42.6	(74.3)	(31.7)
Total Notional Market Value of Derivative Contracts	59.6	(159.6)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.

Multi-Manager Alternative Strategies Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
The Fund is currently managed by five independent money management firms and each invests a portion of the portfolio’s assets. Effective January 2022, AQR Capital Management, LLC (AQR) was terminated as a subadvisor to the Fund and Crabel Capital Management, LLC (Crabel) assumed responsibility for a portion of the Fund’s assets. As of August 31, 2022, AlphaSimplex Group, LLC (AlphaSimplex), Manulife Investment Management (US) LLC (Manulife), TCW Investment Management Company, LLC (TCW), Water Island Capital, LLC (Water Island) and Crabel managed approximately 16.32%, 18.03%, 27.49%, 25.18% and 12.98% of the portfolio, respectively.
For the 12-month period that ended August 31, 2022, Institutional Class shares of the Fund returned 2.60%. The FTSE Three-Month U.S. Treasury Bill Index returned 0.44% for the same time period.
Market overview
Market concerns towards the latter part of 2021 were marked by emerging inflationary pressures and the continuation of pandemic-related headwinds as the Delta variant of COVID-19 gave way to the more contagious Omicron variant. Notwithstanding the uptick in cases and increased transmissibility of the virus, the economy remained largely resilient with solid non-farm payroll reports and strong retail sales, leading the Federal Open Market Committee (FOMC) to announce (and later accelerate) a tapering timeline through year-end. The November Consumer Price Index (CPI) report highlighted growing price pressures faced by consumers, with essentials such as gas and rent largely contributing to the surging figure, while consumers also bore the brunt of cost pressures passed along by businesses combating supply chain bottlenecks and labor supply issues. Meanwhile, equity markets remained strong after bouncing back from the pandemic lows of 2020, illustrated by a 28% return for the 2021 calendar year by the S&P 500 Index, while Q4 2021 gross domestic product (GDP) also rebounded, posting a nearly 7% annualized increase.
As the calendar turned from 2021 to 2022, the combination of strong economic data and elevated inflation reports gave the FOMC cover to announce its first rate hike since late 2018, effective in March 2022. Markets quickly repriced, with the expectations of a more aggressive Federal Reserve (Fed) dragging down most risk assets while Treasury yields rose across the maturity spectrum in the early months of the year. Investors, already trying to navigate the removal of accommodative policy, lingering COVID-19 variants and elevated prices faced another headwind when Russia invaded Ukraine in February, adding geopolitical tension into the confluence of factors contributing to a difficult environment in the first half of the year. Commodity prices surged as supply and demand technicals became sharply skewed from the war, exacerbating inflationary concerns and leading to a 9.1% year-over-year increase in June’s CPI report – the largest increase since 1981. The FOMC delivered back-to-back 75 basis point (bps) rate hikes in the June and July meetings in an effort to combat this climbing inflation, resulting in a tightening of financial conditions and a drag on risk assets. (A basis point is 1/100 of a percent.) Treasury yields soared, led by more policy-sensitive short rates, which resulted in the inversion of the Treasury yield curve towards the end of the second quarter, with the climb in yields also accompanied by negative GDP reports. Investor sentiment, as measured by the University of Michigan Consumer Sentiment Index, reached a 40-year low amid elevated price pressures and slowing growth, though a brief rally in July (spurred mainly by optimism that financial conditions may loosen as inflation came in slightly below forecast) led to an improved reading during the summer months. Chair Powell’s speech at the FOMC’s annual retreat in Jackson Hole quickly dampened any ideas of less restrictive policy, however, as he reaffirmed the committee’s focus on fighting inflation despite the potential economic pain that may ensue.
Against this backdrop of rising rates, slowing growth, continued COVID-related concerns and sustained geopolitical tension, risk assets declined with both equity and fixed-income markets falling just over 11% for the trailing 1-year period, as measured by the S&P 500 Index and Bloomberg U.S. Aggregate Bond Index, respectively. Further, the Bloomberg U.S. Aggregate Bond Index suffered the largest drawdown since its inception during the second quarter of 2022, emphasizing the toll the challenging economic and financial conditions had on asset prices. Unsurprisingly, all fixed-income sectors posted negative total and excess returns, with asset-backed securities (ABS) the top performer during the past twelve months at “only” negative 32 bps excess returns. Investment-grade corporates fell nearly 15% over the period as rising rates weighed on corporate spreads, while agency mortgage-backed securities (MBS) also suffered amid the sustained rate volatility and prospect of active Fed sales as the announcement of tapering in late 2021 eventually gave way to the most aggressive hiking regime in four decades. Meanwhile, emerging markets were among the worst performers in the fixed-income space as rising rates, slowing growth and the conflict in Eastern Europe weighed on the sector, while the more levered and riskier high-yield corporate sector also severely underperformed.
6	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
AlphaSimplex
Our portion of the Fund is compared to the SG Trend Index, which it outperformed over the 12-month period that ended August 31, 2022. Our strategy is designed to emphasize absolute risk and return and, as such, is not managed relative to a benchmark. The SG Trend Index, which reflects a peer group of diversified, primarily trend-following investment managers, may be used as a benchmark for performance analysis.
Notable contributors in our portion of the Fund during the period
•	Positive returns in our portion of the Fund during the period primarily came from short positions in fixed income and long positions in energies.
•	Additional gains came from short positions in foreign currencies (long USD).
•	In fixed income, gains came from short positions in both U.S. and international markets.
•	Short-term rates also contributed positively.
•	In commodities, gains came primarily from long positions in energy markets, with additional gains from long positions in base metals and agricultural commodities.
•	Currency gains were driven by short positions in developed markets, especially the Japanese yen and the euro.
•	Within the different model types used in our strategy, we saw positive performance from all model types, with adaptive and basic multi-trend models outperforming the short-horizon models.
•	Top individual contributors to performance included the Japanese Yen, the Euro, and the U.S. 2-Year Treasury Note.
Notable detractors in our portion of the Fund during the period
•	Long positions in equities detracted from performance.
○	In equities, losses came from long positions in the U.S. and international developed markets.
○	The largest losses came from the S&P 500 and NASDAQ 100.
•	Long positions in fixed income and currencies, as well as some commodity markets, also detracted.
○	While the strategy’s short positions in fixed income led to gains, long positions led to losses over the period, both in international and U.S. markets.
○	Similarly, short positions in certain currencies provided gains, but most currencies detracted over the period.
○	The largest losses came from the Canadian and Australian dollars.
○	Commodities were more mixed, with gains from long positions in energies outweighing losses from short positions in agricultural commodities, long positions in precious metals, and the strategy’s livestock exposures.
•	Top individual detractors from performance included the S&P 500 Index, the Canadian Dollar and the NASDAQ 100.
Derivative usage in our portion of the Fund
Derivatives are used to pursue the investment objectives in our portion of the Fund, to manage overall market exposure and for alpha generation. The derivatives employed in our portion of the Fund are primarily exchange-traded futures contracts, which are used to gain liquid exposure to and rotate among a broad array of markets. Derivatives may be used to obtain long or short exposure to a particular asset class, region, currency, commodity, or index. With the exception of returns generated by the portfolio’s short-term cash portfolio, the performance results described above are entirely due to the performance of the Fund’s derivative instruments.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
AQR
From the start of the reporting period until December 17, 2021 (our reporting period), our portion of the Fund underperformed the FTSE Three-Month Treasury Bill Index. The majority of the positions in our portion of the Fund were liquidated on December 17, 2021.
Notable detractors in our portion of the Fund during our reporting period
•	The largest detractors in our portion of the Fund during our reporting period were the Swedish krona, Polish zloty, and Hungarian forint.
•	Overall, trend following in currencies drove losses over the period. Losses were concentrated in September and November, when news of central banks’ plans to withdraw stimulus and the Omicron coronavirus variant caused significant reversals and depreciation of emerging market and commodity-producer currencies.
•	Trend following in equities also detracted over the reporting period. Net short positioning in US markets hurt performance as these equities rallied on average. However, markets such as China and Hong Kong sold off, providing some partially offsetting gains.
Notable contributors in our portion of the Fund during our reporting period
•	The largest positive contributors during our reporting period were the short euro currency, long Eurodollar, and long heating oil positions.
•	At an asset class level, trend following in commodities contributed positively to performance. Performance benefited from net long positioning in the asset class over the period as commodities rallied on average over our reporting period.
•	Trend following in fixed income also generated positive returns over our reporting period as net short exposures across longer duration fixed income and short-term rate futures benefited performance as these assets declined on inflation data and news that central banks planned to begin withdrawing pandemic-era stimulus.
Derivative usage in our portion of the Fund
The strategy employed in our portion of the Fund invests in a diverse portfolio of futures and forwards across global equity, fixed income, currency, and commodity markets. Our strategy utilizes both short-term and long-term trend-following signals to attempt to profit from different types of trends that occur in these markets. Trend following can simply be described as going long markets that have been rising in price and going short markets that have been falling in price. In addition to trend-following signals, we also incorporate more innovative signals that help identify trends in markets based on economic data and other factors.
Manulife
Our portion of the Fund outperformed the Bloomberg Multiverse Index, the benchmark against which our performance is compared.
Notable contributors in our portion of the Fund during the period
•	The key factors behind outperformance in our portion of the Fund versus the Bloomberg Multiverse Index were duration profile and currency positioning relative to the benchmark.
○	Our portion of the Fund had a significantly shorter duration (a measure of interest-rate sensitivity) than our benchmark across developed market economies where interest rates rose sharply higher over the period, which limited the negative impact of rising interest rates on performance.
○	In addition, broad-based U.S. dollar strength over the period helped relative performance given our underweight exposure to other major developed market currencies. From a foreign exchange (FX) and currency management perspective, underweight exposure to the euro, Japanese yen, and British pound were the largest contributors.
•	Security selection was a modest contributor, particularly positioning within our emerging market credit allocation.
8	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Relative to the Bloomberg Multiverse Index, our portion of the Fund benefited from an overweight position in bank loans and from a modest underweight to investment-grade corporate bonds.
•	From a local rate and country allocation perspective, the top contributors were relative underweights to local markets in Europe and the United Kingdom and overweight local positions in Indonesia, Malaysia, and Norway where higher energy prices helped and interest rates outperformed other developed market economies.
Notable detractors in our portion of the Fund during the period
•	Sector and country allocation overall was a detractor from relative performance due largely to our underweight bias to developed market government bonds and overweight to corporate credit and spread sectors in general.
•	The largest detractors to relative performance were overweight sector allocations to high-yield corporate bonds, equities, convertible bonds, and emerging market credit combined with an underweight to U.S. Treasuries.
•	In addition, negative security selection within our developed market high-yield and investment-grade credit allocations weighed on relative performance.
•	Overweight currency exposure to the Canadian dollar, Norwegian krone, Mexican peso, and Malaysian ringgit which depreciated against the U.S. dollar over the period also weighed on performance.
•	From a local rate and country allocation perspective, top detractors were our overweight to the domestic U.S. market and underweight exposure to local markets in Japan and China where government-related holdings outperformed as monetary policy remained more accommodative and interest rates outperformed on a relative basis.
Derivative usage in our portion of the Fund
We used FX forwards and interest rate futures during the period for hedging and investment purposes. The strategy may employ a variety of hedging strategies with respect to specific portfolio holdings, or to the entire portfolio, or to both. The strategy may also engage in exchange-traded interest rate futures for investment or hedging purposes. These strategies are used to manage the inherent interest rate risk in the underlying bond portfolio and can be implemented with respect to specific portfolio holdings, or to the entire portfolio, or to both. We also used interest rate futures on U.S. and Italian treasuries and German bunds to help manage portfolio duration.
TCW
Our portion of the Fund underperformed the FTSE Three-Month U.S. Treasury Bill Index during the period.
Notable detractors in our portion of the Fund during the period
•	With rates higher over the period, the positive duration position in our portion of the Fund was the most significant drag on relative performance during the period.
•	While our portion of the Fund was defensively positioned across spread sectors, higher yield premiums across the fixed-income space weighed on performance.
•	Corporate credit allocations contributed early in the period, particularly the small position in high yield, which was a top performing fixed-income sector in Q3 2021, while issue selection among investment-grade credit also rewarded returns. However, as volatility picked up and yields widened in the first half of 2022, both investment-grade and high-yield corporate bonds trailed U.S. Treasuries on a duration-adjusted basis.
•	A small exposure to emerging markets debt proved to be a negative, as the asset class was under pressure from more aggressive central bank tightening, high inflation and slower global growth.
•	The emphasis on securitized products also weighed on returns.
○	Non-agency mortgage-backed securities (MBS), which have generally been a steady source of incremental return since the housing crisis, detracted during the period as broader market volatility and reduced trading in the space weighed on pricing in the first half of 2022.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	9

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Agency MBS also underperformed during the period as the sector struggled from continued rate volatility, aggressive Fed policy, and concern of outright sales from the Fed’s balance sheet.
○	Finally, the small positions in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) detracted on the margin as yield spreads in both sectors widened in sympathy with broader markets.
Notable contributors in our portion of the Fund during the period
•	While nearly all elements of attribution in our portion of the Fund were negative for the period, defensive positioning (higher quality, higher in the capital structure focus) across spread sectors helped to mitigate losses during the period of significant volatility in the first half of 2022.
•	In accordance with our value-oriented process, our portion of the Fund had been selective in exposure across credit markets that were generally trading through historical average spread ranges through the first half of the period, with valuations generally not compelling enough to warrant a substantial underwriting of risk.
•	As economic conditions became increasingly strained throughout 2022, especially in 2Q 2022, we believe that a combination of wider yield spread levels, improving valuations and market dislocations provided an opportunity to add exposure at favorable levels.
•	Purchases were focused on longer tenor bonds from high quality issuers across a variety of sectors including banking, communications, consumer non-cyclicals, and insurance. While those additions were made amid yield spread widening and resulted in a headwind, they set the stage for better prospective returns when spreads remediate, with increased income and an enhanced yield profile helping to cushion performance in the meantime.
Derivative usage in our portion of the Fund
Derivative instruments in our portion of the Fund are used primarily to manage duration and curve exposure. Throughout the reporting period, we used Treasury futures to manage duration and interest rate swaps for curve exposure. The Treasury futures position contributed to performance in absolute terms, while the swap exposure was a slight drag on performance.
Water Island
Our portion of the Fund outperformed the Fund’s benchmark, the FTSE Three-Month U.S. Treasury Bill Index, during the period. As an absolute return strategy, our goal for our portion of the Fund is to generate a level of positive return above the risk-free rate regardless of market conditions. Our sleeve’s successful outperformance relative to the risk-free benchmark can primarily be attributed to event selection – both in choosing the correct events in which to invest and, perhaps more importantly, avoiding those events whose catalysts are unlikely to occur or are likely to encounter trouble.
Notable contributors in our portion of the Fund during the period
•	During the period, both of the sub-strategy sleeves in our portion of the Fund – merger arbitrage and credit opportunities – generated positive returns. The merger arbitrage sleeve comprised the bulk of our portion of the Fund for the period and was thus responsible for most of the performance.
•	The portfolio’s top performing sectors were health care, industrials, and real estate, each driven primarily by the successful completion of idiosyncratic merger arbitrage investments in deals within those sectors.
•	The top performing investment overall was our position in the acquisition of Xilinx Inc by Advanced Micro Devices Inc. In October 2020, Xilinx – a US-based semiconductor manufacturer – agreed to be acquired by local peer Advanced Micro Devices for $35.7 billion in stock. This transaction experienced ongoing volatility in the deal spread, in large part due to its lengthy timeline stemming from continued delays in receiving regulatory approval from China (a required condition to complete the deal, where antitrust reviews are a notoriously opaque process). The companies ultimately received approval from China in February 2022 and the merger subsequently closed successfully, leading to gains for our portion of the Fund.
•	Other top contributors included the pending acquisition of Change Healthcare Inc. by UnitedHealth Group Inc. and the merger of Coherent Inc and II-VI.
10	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	The Change HealthCare/UnitedHealth deal encountered opposition from the Department of Justice (DOJ) based on competition concerns. While the deal spread has experienced intermittent volatility, as of this writing, investors have driven the spread tighter based on UnitedHealth’s commitment to the deal combined with general consensus holding that the companies are succeeding in disproving the DOJ’s arguments in court.
○	II-VI, which won a bidding war for Coherent in 2021, successfully closed the deal in July after an unexpectedly lengthy regulatory review.
Notable detractors in our portion of the Fund during the period
•	On a sector basis, the worst performers in our portion of the Fund were communication services, financials, and information technology.
•	The top detractor was our position in the failed merger of Momentive Global Inc and Zendesk Inc. In October 2021, Zendesk, a U.S.-based developer of software for customer support and customer communications, agreed to acquire Momentive Global, a U.S.-based developer of software for conducting web-based surveys, for $4.1 billion in stock after an activist investor in Momentive pushed for a sale process. In January, however, yet another activist investor, this time at Zendesk, began to push Zendesk’s board of directors and management to reject the acquisition, believing the company should instead be put up for sale itself. The very next month, Zendesk management rejected an offer from a private equity consortium that would have valued the company at $17 billion, yet Zendesk shareholders appear to have agreed with the activist, as they overwhelmingly rejected the Momentive deal mere days later. Subsequent share price volatility has led to mark-to-market losses for our portion of the Fund. We are maintaining our Momentive exposure, however, as not only has its activist reemerged, but the proxy background of the Zendesk merger indicated there were at least two other interested parties who put forth bids for the company before Zendesk won the initial sale process. We believe there is more left to this story.
•	Other top detractors for the period included Elon Musk’s bid for Twitter Inc and the failed acquisition of Magnachip Semiconductor Corp by Wise Road Capital.
○	Musk’s commitment to acquiring Twitter seemingly wavered nearly as swiftly his public pursuit of the company began. While his attempt to back out of the deal has led to volatility in the share price, we believe the merger agreement and related litigation are favoring Twitter thus far. We believe the case will end in Twitter’s favor.
○	Magnachip is a South-Korea-based semiconductor designer and manufacturer that agreed to be acquired by Wise Road, a private equity firm with ties to China, in 2021. Despite both parties being based outside of U.S. borders with little to no domestic presence, the Committee on Foreign Investment in the United States (CFIUS) requested the parties undergo a formal review. CFIUS ultimately rejected the merger based on U.S. national security concerns, forcing the companies to terminate their agreement.
Derivative usage in our portion of the Fund
Our portion of the Fund invests in derivatives in the form of total return equity swaps, equity options, and currency forwards. We use derivatives to hedge currency risk, to invest outside the U.S. more efficiently, to limit liabilities due to foreign stamp or dividend withholding taxes when investing in jurisdictions such as Australia, the United Kingdom or Canada, and to create income and optionality. Upon the announcement or anticipated announcement of many events, it is not unusual to see a large gain in the security price of the underlying company. This optimism can quickly fade when the timelines lack additional near-term catalysts and the securities become somewhat range-bound until the event transpires, perhaps months later. In these cases, it is not unusual for us to employ equity derivatives to earn additional income, while still positioning ourselves for the longer term event and minimizing the amount of additional risk taken. Lastly, and perhaps most importantly, we utilize derivatives in an attempt to limit volatility and correlation, employing derivatives such as options to hedge events and certain positions when appropriate. Over the 12-month reporting period, derivatives contributed returns in our portion of the portfolio.
Crabel
We began managing a portion of the Fund on January 12, 2022. From January 12, 2022 through the close of the reporting period (our reporting period), our portion of the Fund underperformed the SG Trend Index, the benchmark against which our portion of the Fund is compared.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	11

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Notable detractors in our portion of the Fund during our reporting period
•	The equities sector was the strongest detractor from performance in our portion of the Fund during our reporting period.
○	Coming into 2022, many equity markets were at or near all-time equity highs. The bear market that followed initially wrong-footed most equity positions. Further, strong risk-on reversals were littered through the year despite the overall risk-off environment. The twists and turns created difficulty for our strategy as our portion of the Fund was not able to hang on to either a pervasively long or short exposure to equities.
○	Non-U.S. equity markets were particularly challenging as the Nikkei 225 Index, TOPIX Index, and the DAX Index were among the most difficult markets.
○	While U.S. equity markets were also challenging, our strategy’s diversification by geography caused the equity sector losses to be slightly larger than they might have been with a purely U.S. focus.
•	While the foreign exchange sector was very valuable overall, several smaller non-G7 currency pairs saw sharp reversals from long-term trends and were challenging.
○	In contrast to some trend programs, our strategy seeks to diversify exposure usefully beyond the G7.
○	The Mexican Peso, Chinese Yuan Renminbi, Australian Dollar/Canadian Dollar cross, South African Rand, and Israeli Shekel all experienced challenges despite the program’s overall success in foreign exchange.
•	None of the above, however, indicate statistical abnormalities. Both the positive and negative attributions, along with the risk level of the portfolio throughout the year, are all well within operational norms.
Notable contributors in our portion of the Fund during our reporting period
•	The foreign exchange sector provided the largest positive attribution, followed closely by strong performance from the fixed income sector.
•	The commodities sector was also strongly positive, particularly in the first five months of the year, on the heels of strong increases in prices across commodity markets. Several individual markets stood out for our strategy:
○	The energy sub-sector within commodities was very strong. Four of the ten most positive contributors were found in the sector.
○	In foreign exchange trading, crosses against the Japanese Yen tended to find strong opportunity. The Yen against the U.S. Dollar was the top contributor to performance in the period.
○	With yields moving dramatically higher, triggered by inflationary concerns and global monetary policy moves, many markets in the sector provided strong opportunity.
•	With yields moving higher and the yield curve flattening, the 2-Year U.S. Treasury Note was particularly strong, as were several non-U.S. fixed-income markets including the Euro-OAT French Government Bond and the Long Gilt.
•	Our strategy seeks to target equal risk across all four market sectors. However, with heightened opportunity as a function of inflation and the war in Ukraine, many pieces of position-modifying logic were able to position the portfolio with slightly more risk in fixed income and commodities. This helped produce further strong returns.
•	While volatility overall was high, the timeframe posture of our strategy also proved advantageous as more medium-term strategies dominated trading in commodities and long-term trend strategies were more prevalent in the fixed-income sector. Both postures allowed the portfolio to position itself directionally in a favorable way. The timeframe utilized is part of the systematic process inherent in our strategy’s construction, which has proved useful in volatile years such as 2020 and 2022.
Derivative usage in our portion of the Fund
Derivative instruments are the only instruments we trade for our portion of the Fund. We used futures contracts, foreign exchange spots and forwards, and foreign exchange non-deliverable forwards (NDFs) in the portfolio and traded those derivatives in a speculative manner.
12	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Social impact investing may increase risk due to the limitations and constraints involved in investment selection and, as a result, the Fund may underperform other funds that do not consider the social impact. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	13

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,036.00	1,018.70	6.62	6.56	1.29
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates, and to group retirement plan recordkeeping platforms that have an agreement with (i) Columbia Management Investment Distributors, Inc. or an affiliate thereof that specifically authorizes the group retirement plan recordkeeper to offer and/or service Institutional 3 Class shares within such platform, provided also that Fund shares are held in an omnibus account and (ii) Wilshire Associates, appointed or serving as investment manager or consultant to the recordkeeper’s group retirement plan platform. The Fund does not currently offer Institutional 3 Class shares. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
14	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 3.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AGL CLO Ltd.(a),(b)
Series 2021-13A Class A1
3-month USD LIBOR + 1.160% Floor 1.160% 10/20/2034	3.870%	500,000	486,524
AIMCO CLO Ltd.(a),(b)
Series 2020-11A Class AR
3-month USD LIBOR + 1.130% Floor 1.130% 10/17/2034	3.870%	400,000	390,310
Aligned Data Centers Issuer LLC(a)
Series 2021-1A Class A2
08/15/2046	1.937%	388,000	342,000
Allegro CLO XII Ltd.(a),(b)
Series 2020-1A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/21/2032	4.432%	250,000	241,427
American Express Credit Account Master Trust
Series 2022-2 Class A
05/17/2027	3.390%	250,000	247,244
AMMC CLO 24 Ltd.(a),(b)
Series 2021-24A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 01/20/2035	4.460%	350,000	334,698
AREIT Trust(a),(c)
Subordinated Series 2019-CRE3 Class AS
09/14/2036	3.711%	500,000	489,136
BlueMountain CLO XXX Ltd.(a),(b)
Series 2020-30A Class AR
3-month USD LIBOR + 1.370% Floor 1.370% 04/15/2035	3.698%	450,000	436,940
BlueMountain Fuji US CLO I Ltd.(a),(b)
Series 2017-1A Class BR
3-month USD LIBOR + 1.500% Floor 1.500% 07/20/2029	4.210%	375,000	358,527
Conseco Finance Corp.(c)
Series 2096-9 Class M1
08/15/2027	7.630%	170,278	171,666
Conseco Finance Securitizations Corp.(b)
Series 2001-4 Class M1
1-month USD LIBOR + 1.750% Floor 1.750%, Cap 15.000% 09/01/2033	4.314%	434,528	430,066
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DB Master Finance LLC(a)
Series 2019-1A Class A2II
05/20/2049	4.021%	97,000	90,814
Dryden CLO Ltd.(a),(b)
Series 2020-85A Class AR
3-month USD LIBOR + 1.150% Floor 1.150% 10/15/2035	3.662%	800,000	780,777
Dryden Senior Loan Fund(a),(b)
Series 2013-30A Class AR
3-month USD LIBOR + 0.820% Floor 0.820% 11/15/2028	3.725%	222,346	219,611
Eaton Vance CLO Ltd.(a),(b)
Series 2013-1A Class A13R
3-month USD LIBOR + 1.250% Floor 1.250% 01/15/2034	3.762%	625,000	612,051
ECMC Group Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 1.350% 07/26/2066	3.794%	641,756	633,865
Golub Capital Partners CLO 54M LP(a),(b)
Series 2021-54A Class A
3-month USD LIBOR + 1.530% Floor 1.530% 08/05/2033	4.362%	450,000	435,379
HPS Loan Management Ltd.(a),(b)
Series 2010-A16 Class A1RR
3-month USD LIBOR + 1.140% Floor 1.140% 04/20/2034	3.850%	450,000	437,509
Jack in the Box Funding LLC(a)
Series 2019-1A Class A2II
08/25/2049	4.476%	123,125	115,719
JG Wentworth XXII LLC(a)
Series 2010-3A Class A
12/15/2048	3.820%	310,132	304,877
LCM XXI LP(a),(b)
Series 20 18-21A Class AR
3-month USD LIBOR + 0.880% 04/20/2028	3.590%	141,666	140,475
MVW Owner Trust(a)
Series 2018-1A Class A
01/21/2036	3.450%	30,193	29,600
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	15

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% Floor 0.510% 06/25/2031	2.769%	397,588	390,218
Nelnet Student Loan Trust(a),(b)
Series 2012-1A Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/27/2039	3.244%	265,968	261,561
OCP CLO Ltd.(a),(b)
Series 2021-21A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 07/20/2034	4.410%	300,000	286,523
OHA Credit Funding Ltd.(a),(b)
Series 2020-7A Class AR
3-month USD LIBOR + 1.300% Floor 1.300% 02/24/2037	3.853%	475,000	466,829
Option One Mortgage Loan Trust(b)
Series 2006-3 Class 1A1
1-month USD LIBOR + 0.140% Floor 0.140% 02/25/2037	2.584%	980,344	664,194
Park Avenue Institutional Advisers CLO Ltd.(a),(b)
Series 2021-1A Class A2
3-month USD LIBOR + 1.750% Floor 1.750% 01/20/2034	4.460%	250,000	239,487
Ready Capital Mortgage Financing LLC(a),(b)
Series 2020-FL4 Class AS
1-month USD LIBOR + 3.100% Floor 3.100% 02/25/2035	5.544%	250,000	248,379
Sabey Data Center Issuer LLC(a)
Series 2020-1 Class A2
04/20/2045	3.812%	470,000	450,442
Saxon Asset Securities Trust(b)
Series 2007-2 Class A2D
1-month USD LIBOR + 0.300% Floor 0.300% 05/25/2047	2.744%	605,729	453,644
SLM Student Loan Trust(b)
Series 2008-2 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2083	3.983%	740,000	582,558
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% Floor 1.650% 07/25/2023	4.433%	297,616	296,217
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008-5 Class A4
3-month USD LIBOR + 1.700% Floor 1.700% 07/25/2023	4.483%	190,681	189,334
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% Floor 1.100% 07/25/2023	3.883%	256,187	250,185
Series 2008-7 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	4.633%	500,000	449,782
Series 2008-9 Class A
3-month USD LIBOR + 1.500% Floor 1.500% 04/25/2023	4.283%	169,650	168,804
Series 2012-1 Class A3
1-month USD LIBOR + 0.950% Floor 0.950% 09/25/2028	3.394%	403,262	388,615
Subordinated Series 2004-10 Class B
3-month USD LIBOR + 0.370% Floor 0.370% 01/25/2040	3.153%	310,079	284,591
Subordinated Series 2012-7 Class B
1-month USD LIBOR + 1.800% Floor 1.800% 09/25/2043	4.244%	550,000	521,875
Taco Bell Funding LLC(a)
Series 2016-1A Class A23
05/25/2046	4.970%	364,787	361,465
TAL Advantage VII LLC(a)
Series 2020-1A Class A
09/20/2045	2.050%	367,425	331,398
Textainer Marine Containers VII Ltd.(a)
Series 2021-2A Class A
04/20/2046	2.230%	692,333	611,327
Textainer Marine Containers VIII Ltd.(a)
Series 2020-2A Class A
09/20/2045	2.100%	253,320	226,075
Series 2020-3A Class A
09/20/2045	2.110%	297,210	265,294
Tif Funding II LLC(a)
Series 2020-1A Class A
08/20/2045	2.090%	185,900	165,590

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vantage Data Centers LLC(a)
Series 2020-1A Class A2
09/15/2045	1.645%	395,000	352,657
Total Asset-Backed Securities — Non-Agency (Cost $17,286,537)			16,636,259

Commercial Mortgage-Backed Securities - Agency 0.4%

Federal Home Loan Mortgage Corp. Multifamily Pass-Through REMIC Trust(c),(d)
Series 2019-P002 Class X
07/25/2033	1.138%	705,000	62,051
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c),(d)
CMO Series K057 Class X1
07/25/2026	1.305%	3,738,847	135,915
Series 2018-K732 Class X3
05/25/2046	2.244%	1,350,000	76,944
Series K025 Class X3
11/25/2040	1.804%	2,400,000	24
Series K035 Class X3
12/25/2041	1.849%	3,000,000	48,557
Series K039 Class X3 (FHLMC)
08/25/2042	2.177%	1,520,000	67,613
Series K043 Class X3
02/25/2043	1.690%	3,951,044	139,041
Series K051 Class X3
10/25/2043	1.668%	2,100,000	89,980
Series K060 Class X3
12/25/2044	1.961%	1,350,000	90,403
Series K0728 Class X3
11/25/2045	2.017%	1,975,000	80,817
Series KC07 Class X1
09/25/2026	0.847%	3,929,777	81,627
Series KL05 Class X1HG
12/25/2027	1.368%	2,400,000	132,734
Series KLU3 Class X1
01/25/2031	2.079%	1,595,915	187,949
Series KS06 Class X
08/25/2026	1.177%	2,656,407	75,987
Series Q004 Class XFL
05/25/2044	1.334%	1,617,124	50,476
Federal National Mortgage Association(c),(d)
Series 2016-M11B Class X2
07/25/2039	2.960%	707,602	17,342
Series 2016-M4 Class X2
01/25/2039	2.704%	354,462	6,212
Series 2019-M29 Class X4
03/25/2029	0.700%	4,300,000	143,583
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac Multifamily Structured Pass-Through Certificates(c),(d)
Series K096 Class X3 (FHLMC)
07/25/2029	2.112%	3,390,000	369,062
FREMF Mortgage Trust(a),(b)
Subordinated Series 2019-KF71 Class B
1-month USD LIBOR + 2.300% Floor 2.300% 10/25/2029	4.662%	314,373	305,885
Government National Mortgage Association(c),(d)
CMO Series 2014-103 Class IO
05/16/2055	0.195%	1,078,711	9,834
Series 2012-4 Class IO
05/16/2052	0.000%	2,083,717	21
Total Commercial Mortgage-Backed Securities - Agency (Cost $2,700,188)			2,172,057

Commercial Mortgage-Backed Securities - Non-Agency 2.6%

225 Liberty Street Trust(a),(c),(d)
Series 2016-225L Class X
02/10/2036	1.030%	5,000,000	127,857
AREIT Trust(a),(b)
Subordinated Series 2020-CRE4 Class B
30-day Average SOFR + 4.264% Floor 4.150% 04/15/2037	6.247%	365,000	354,656
BAMLL Commercial Mortgage Securities Trust(a),(c)
Series 2018-PARK Class A
08/10/2038	4.227%	95,000	90,549
BDS Ltd.(a),(b)
Series 2020-FL6 Class D
30-day Average SOFR + 2.865% Floor 2.750% 09/15/2035	4.847%	302,000	290,629
Series 2021-FL8 Class A
1-month USD LIBOR + 0.920% Floor 0.920% 01/18/2036	3.076%	505,221	492,764
BFLD Trust(a),(b)
Series 2020-EYP Class A
1-month USD LIBOR + 1.150% Floor 1.150% 10/15/2035	3.541%	480,000	466,386
Series 2021-FPM Class A
1-month USD LIBOR + 1.600% Floor 1.600% 06/15/2038	3.991%	288,000	278,915
BOCA Commercial Mortgage Trust(a),(b)
Subordinated Series 2022-BOCA Class B
1-month Term SOFR + 2.319% Floor 2.319% 05/15/2039	4.627%	100,000	97,645

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	17

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class A
1-month USD LIBOR + 0.920% Floor 0.921% 10/15/2036	3.311%	430,593	425,487
Series 2021-CIP Class A
1-month USD LIBOR + 0.921% Floor 0.921% 12/15/2038	3.312%	115,000	111,550
Series 2021-VOLT Class A
1-month USD LIBOR + 0.700% Floor 0.700% 09/15/2036	3.091%	125,000	120,752
Subordinated Series 2021-VINO Class E
1-month USD LIBOR + 1.952% Floor 1.952% 05/15/2038	3.951%	165,000	153,862
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	225,000	199,217
BX Trust(a),(b)
Subordinated Series 2021-LBA Class EJV
1-month USD LIBOR + 2.000% Floor 2.000% 02/15/2036	4.000%	240,000	221,784
CAMB Commercial Mortgage Trust(a),(b)
Series 2019-LIFE Class A
1-month USD LIBOR + 1.070% Floor 1.071% 12/15/2037	3.461%	100,000	98,751
Citigroup Commercial Mortgage Trust(c),(d)
Series 2016-P3 Class XA
04/15/2049	1.820%	9,053,491	392,459
COMM Mortgage Trust(a),(c),(d)
Series 2013-LC6 Class XB
01/10/2046	0.502%	11,750,000	4,116
Series 2020-CBM Class XCP
02/10/2037	0.722%	3,134,666	40,255
Series 2020-SBX Class X
01/10/2038	0.662%	11,501,000	195,989
Commercial Mortgage Pass-Through Certificates(c),(d)
Series 2012-CR3 Class XA
10/15/2045	1.888%	514,298	5
Commercial Mortgage Trust(c),(d)
Series 2012-CR4 Class XA
10/15/2045	1.745%	1,838,456	9
Series 2013-LC6 Class XA
01/10/2046	1.375%	976,437	281
Series 2014-UBS2 Class XA
03/10/2047	1.235%	3,905,291	43,480
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CoreVest American Finance Trust(a),(c),(d)
Series 2019-1 Class XA
03/15/2052	2.449%	202,352	9,447
Series 2019-3 Class XA
10/15/2052	2.219%	191,426	9,372
Series 2020-1 Class XA
03/15/2050	2.774%	660,034	52,174
Series 2020-3 Class XA
08/15/2053	3.841%	631,639	63,930
Series 2020-3 Class XB
08/15/2053	2.785%	850,000	103,107
CoreVest American Finance Trust(a)
Series 2020-1 Class A2
03/15/2050	2.296%	265,000	228,237
Credit Suisse Mortgage Capital Certificates(a),(b)
Series 2019-ICE4 Class A
1-month USD LIBOR + 0.980% Floor 0.980% 05/15/2036	3.371%	255,000	252,097
CSAIL Commercial Mortgage Trust(c),(d)
Series 2015-C3 Class XA
08/15/2048	0.836%	9,140,935	142,353
CSMC Trust(a),(c),(d)
Series 2021-980M Class X
07/15/2031	1.109%	6,982,000	239,903
CSMC Trust(a),(c)
Subordinated Series 2021-B33 Class B
10/10/2043	3.766%	423,000	354,852
Del Amo Fashion Center Trust(a),(c)
Subordinated Series 2017-AMO Class C
06/05/2035	3.757%	420,000	340,357
DROP Mortgage Trust(a),(b)
Series 2021-FILE Class B
1-month USD LIBOR + 1.700% Floor 1.700% 04/15/2026	4.091%	400,000	382,001
FirstKey Homes Trust(a)
Series 2020-SFR2 Class A
10/19/2037	1.266%	99,219	91,347
Fontainebleau Miami Beach Trust(a)
Subordinated Series 2019-FBLU Class B
12/10/2036	3.447%	435,810	413,708
Fontainebleau Miami Beach Trust(a),(c)
Subordinated Series 2019-FBLU Class E
12/10/2036	3.963%	310,000	288,128
Grace Trust(a)
Subordinated Series 2020-GRCE Class B
12/10/2040	2.600%	500,000	411,184

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Trust(a),(c),(d)
Series 2012-GC6 Class XB
01/10/2045	1.039%	2,122,857	21
Series 2020-UPTN Class XA
02/10/2037	0.446%	1,750,000	13,402
Home Partners of America Trust(a)
Series 2019-1 Class B
09/17/2039	3.157%	81,289	75,885
Hudson Yards Mortgage Trust(a),(c)
Series 2019-55HY Class F
12/10/2041	3.041%	85,000	64,100
INTOWN Mortgage Trust(a),(b)
Subordinated Series 2022-STAY Class B
1-month Term SOFR + 3.286% Floor 3.286% 08/15/2037	5.536%	150,000	148,498
JPMBB Commercial Mortgage Securities Trust(c),(d)
Series 2014-C21 Class XA
08/15/2047	1.100%	857,077	10,520
Series 2014-C23 Class XA
09/15/2047	0.748%	2,560,965	23,731
Series 2014-C26 Class XA
01/15/2048	1.087%	5,111,019	83,758
JPMorgan Chase Commercial Mortgage Securities Trust(c),(d)
Series 2012-LC9 Class XA
12/15/2047	1.380%	1,023,322	763
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	375,000	341,648
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2022-NLP Class H
1-month Term SOFR + 5.010% Floor 5.010% 04/15/2037	7.290%	230,000	214,517
Life Mortgage Trust(a),(b)
Series 2022-BMR2 Class A1
1-month Term SOFR + 1.295% Floor 1.295% 05/15/2039	3.575%	285,000	279,660
Series 2022-BMR2 Class B
1-month Term SOFR + 1.794% Floor 1.794% 05/15/2039	4.074%	270,000	263,262
Series 2022-BMR2 Class D
1-month Term SOFR + 2.542% Floor 2.542% 05/15/2039	4.822%	215,000	206,943
Morgan Stanley Bank of America Merrill Lynch Trust(c),(d)
Series 2016-C31 Class XA
11/15/2049	1.417%	2,174,819	86,790
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(a),(c)
Series 2018-MP Class A
07/11/2040	4.419%	315,000	293,250
MSCG Trust(a),(b)
Subordinated Series 2018-SELF Class E
1-month USD LIBOR + 2.150% Floor 2.150% 10/15/2037	4.541%	375,000	359,063
MSDB Trust(a),(c)
Series 2017-712F Class A
07/11/2039	3.427%	285,000	258,676
Natixis Commercial Mortgage Securities Trust(a),(c),(d)
Series 2020-2PAC Class XA
12/15/2038	1.387%	2,665,000	65,201
Series 2020-2PAC Class XB
12/15/2038	0.948%	2,665,000	49,352
Natixis Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2018-ALXA Class E
01/15/2043	4.460%	60,000	51,578
Progress Residential Trust(a)
Subordinated Series 2021-SFR9 Class E1
11/17/2040	2.811%	910,000	739,551
SFAVE Commercial Mortgage Securities Trust(a),(c)
Series 2015-5AVE Class A2A
01/05/2043	3.659%	425,000	336,655
Series 2015-5AVE Class A2B
01/05/2043	4.144%	35,000	27,654
Subordinated Series 2015-5AVE Class C
01/05/2043	4.534%	345,000	238,384
SMRT Commercial Mortgage Trust(a),(b)
Subordinated Series 2022-MINI Class E
1-month Term SOFR + 2.700% Floor 2.700% 01/15/2039	5.008%	350,000	324,624
STWD FL1 Ltd.(a),(b)
Series 2019 Class AS
1-month USD LIBOR + 1.515% Floor 1.400% 07/15/2038	3.811%	398,000	393,304
Tricon American Homes Trust(a)
Subordinated Series 2017-SFR2 Class E
01/17/2036	4.216%	375,000	368,306
VMC Finance LLC(a),(b)
Series 2021-FL4 Class B
1-month USD LIBOR + 1.800% Floor 1.800% 06/16/2036	4.177%	299,000	284,146
Wells Fargo Commercial Mortgage Trust(a),(c)
Subordinated Series 2019-JDWR Class D
09/15/2031	3.437%	425,000	376,175

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	19

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WF-RBS Commercial Mortgage Trust(a),(c),(d)
Series 2012-C9 Class XA
11/15/2045	1.842%	132,464	1
WF-RBS Commercial Mortgage Trust(c),(d)
Series 2014-C24 Class XA
11/15/2047	0.988%	2,380,692	33,898
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $14,740,841)			13,602,911

Common Stocks 22.3%
Issuer	Shares	Value ($)
Communication Services 2.2%
Entertainment 0.9%
Activision Blizzard, Inc.	58,681	4,605,872
Interactive Media & Services 0.5%
Twitter, Inc.(e)	70,369	2,726,799
Media 0.8%
Intelsat Jackson Holdings SA(e),(f),(g)	362,000	0
Intelsat Jackson Holdings SA(e),(f),(g)	248,000	0
Intelsat Jackson Series A, CVR(e),(f),(g)	612	—
Intelsat Jackson Series B, CVR(e),(f),(g)	612	—
Shaw Communications, Inc.	16,870	432,620
TEGNA, Inc.(h),(i)	188,436	4,032,531
Total		4,465,151
Total Communication Services		11,797,822
Consumer Discretionary 1.7%
Auto Components 0.4%
Tenneco, Inc.(e)	105,417	1,988,165
Automobiles 0.0%
General Motors Co.	2,667	101,906
Diversified Consumer Services 0.9%
Houghton Mifflin Harcourt Co.(e),(f),(g)	180,721	3,795,141
Terminix Global Holdings, Inc.(e)	23,372	996,816
Total		4,791,957
Household Durables 0.4%
iRobot Corp.(e)	37,537	2,210,178
Total Consumer Discretionary		9,092,206
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 0.2%
Food & Staples Retailing —%
Fresh Market Escrow(e),(f),(g)	90,477	0
Tobacco 0.2%
Swedish Match AB	89,494	898,443
Total Consumer Staples		898,443
Financials 2.2%
Banks 0.6%
First Horizon Corp.(h),(i)	145,516	3,291,572
U.S. Bancorp	2,925	133,409
Total		3,424,981
Capital Markets 0.3%
Brewin Dolphin Holdings PLC	123,222	732,913
Cowen, Inc., Class A	16,099	619,006
Total		1,351,919
Diversified Financial Services 0.0%
Intelsat Emergence SA(e)	5,853	168,762
Insurance 1.3%
Alleghany Corp.(e)	6,549	5,508,888
Willis Towers Watson PLC	7,602	1,572,322
Total		7,081,210
Total Financials		12,026,872
Health Care 4.9%
Biotechnology 1.4%
Biohaven Pharmaceutical Holding Co., Ltd.(e),(h),(i)	15,340	2,291,029
ChemoCentryx, Inc.(e)	37,044	1,888,503
Global Blood Therapeutics, Inc.(e)	40,090	2,722,111
Swedish Orphan Biovitrum AB(e)	35,768	789,823
Total		7,691,466
Health Care Providers & Services 1.6%
1Life Healthcare, Inc.(e)	144,759	2,491,302
Covetrus, Inc.(e)	69,597	1,452,489
Hanger, Inc.(e)	45,561	848,802
LHC Group, Inc.(e)	18,964	3,062,117
Mediclinic International PLC	143,824	835,750
Total		8,690,460

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 1.6%
Change Healthcare, Inc.(e)	271,156	6,662,303
Inovalon Holdings, Inc., Class A(e),(f),(g)	38,146	1,563,986
Total		8,226,289
Pharmaceuticals 0.3%
Aerie Pharmaceuticals, Inc.(e)	97,242	1,468,354
Total Health Care		26,076,569
Industrials 2.6%
Aerospace & Defense 0.5%
Aerojet Rocketdyne Holdings, Inc.(e)	45,886	1,976,310
Boeing Co. (The)(e)	1,186	190,056
Meggitt PLC(e)	42,276	391,816
Total		2,558,182
Air Freight & Logistics 0.4%
Atlas Air Worldwide Holdings, Inc.(e)	22,598	2,257,992
Airlines 0.0%
Delta Air Lines, Inc.(e)	2,848	88,487
Commercial Services & Supplies 0.1%
HomeServe PLC	44,697	615,825
Construction & Engineering 0.2%
Infrastructure and Energy Alternatives, Inc.(e)	63,929	908,431
Electrical Equipment 0.1%
Siemens Gamesa Renewable Energy SA(e)	23,212	418,232
Professional Services 1.1%
Intertrust NV(e)	65,081	1,272,724
Mantech International Corp., Class A	11,344	1,088,003
Nielsen Holdings PLC	126,079	3,510,039
Total		5,870,766
Transportation Infrastructure 0.2%
Atlantia SpA	42,531	973,895
Total Industrials		13,691,810
Information Technology 6.3%
Communications Equipment 0.5%
Sierra Wireless, Inc.(e)	92,214	2,838,347
Electronic Equipment, Instruments & Components 0.6%
Rogers Corp.(e)	12,317	3,085,655
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 0.8%
Evo Payments, Inc., Class A(e)	45,477	1,515,294
Switch, Inc., Class A	79,170	2,687,821
Total		4,203,115
Semiconductors & Semiconductor Equipment 0.4%
MagnaChip Semiconductor Corp.(e)	40,326	471,814
Silicon Motion Technology Corp., ADR	19,818	1,528,166
Total		1,999,980
Software 4.0%
Anaplan, Inc.(e),(f),(g)	60,584	3,862,230
Avalara, Inc.(e)	29,514	2,703,187
Black Knight, Inc.(e)	6,199	410,126
Citrix Systems, Inc.	35,205	3,618,018
Micro Focus International PLC	101,779	612,794
Momentive Global, Inc.(e)	143,016	1,013,983
Ping Identity Holding Corp.(e)	82,270	2,315,078
VMware, Inc., Class A(h),(i)	21,774	2,526,437
Zendesk, Inc.(e)	59,288	4,551,540
Total		21,613,393
Total Information Technology		33,740,490
Materials 0.5%
Construction Materials 0.3%
Forterra, Inc.(e),(f),(g)	55,377	1,388,911
Paper & Forest Products 0.2%
Resolute Forest Products, Inc.(e)	65,281	1,322,593
Total Materials		2,711,504
Real Estate 0.5%
Equity Real Estate Investment Trusts (REITS) 0.5%
Americold Realty Trust, Inc.	2,907	85,524
Duke Realty Corp.	40,530	2,385,191
Total		2,470,715
Total Real Estate		2,470,715
Utilities 1.2%
Electric Utilities 0.7%
Electricite de France SA	80,031	956,869
PNM Resources, Inc.(h),(i)	58,595	2,779,161
Total		3,736,030

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	21

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.5%
South Jersey Industries, Inc.(h),(i)	79,903	2,704,716
Total Utilities		6,440,746
Total Common Stocks (Cost $122,037,996)		118,947,177

Convertible Bonds 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
Air Canada
07/01/2025	4.000%	110,000	122,848
American Airlines Group, Inc.
07/01/2025	6.500%	375,000	405,750
Southwest Airlines Co.
05/01/2025	1.250%	205,000	256,148
Total			784,746
Banking 0.3%
Banco Santander SA(j)
12/31/2049	4.750%	200,000	159,476
Barclays PLC(j)
12/31/2049	4.375%	200,000	150,288
Deutsche Bank AG(j)
12/31/2049	6.000%	200,000	164,557
ING Groep NV(j)
12/31/2049	5.750%	220,000	204,177
Intesa Sanpaolo SpA(a),(j)
12/31/2049	7.700%	200,000	180,500
Lloyds Banking Group PLC(j)
12/31/2049	7.500%	200,000	195,971
Societe Generale SA(a),(j)
12/31/2049	6.750%	205,000	184,924
UBS Group AG(a),(j)
12/31/2049	4.375%	200,000	151,321
Total			1,391,214
Cable and Satellite 0.1%
Liberty Broadband Corp.(a)
09/30/2050	1.250%	270,000	255,825
09/30/2050	2.750%	180,000	174,323
Liberty Media Corp.(a)
12/01/2050	0.500%	105,000	121,629
Total			551,777
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.0%
Uber Technologies, Inc.(k)
12/15/2025	0.000%	225,000	192,843
Retailers 0.0%
Burlington Stores, Inc.
04/15/2025	2.250%	225,000	233,156
Total Convertible Bonds (Cost $3,580,512)			3,153,736

Convertible Preferred Stocks 0.5%
Issuer		Shares	Value ($)
Communication Services 0.1%
Diversified Telecommunication Services 0.1%
2020 Cash Mandatory Exchangeable Trust(a)	5.250%	320	381,306
Media 0.0%
ViacomCBS, Inc.	5.750%	2,100	79,864
Total Communication Services			461,170
Financials 0.0%
Capital Markets 0.0%
KKR & Co., Inc.	6.000%	1,200	74,688
Total Financials			74,688
Health Care 0.1%
Health Care Equipment & Supplies 0.0%
Becton Dickinson and Co.	6.000%	2,200	111,100
Life Sciences Tools & Services 0.1%
Danaher Corp.	5.000%	205	288,059
Total Health Care			399,159
Information Technology 0.0%
IT Services 0.0%
Sabre Corp.	6.500%	500	47,450
Total Information Technology			47,450
Utilities 0.3%
Electric Utilities 0.2%
American Electric Power Co., Inc.	6.125%	6,600	360,756
NextEra Energy, Inc.	5.279%	14,000	726,740
NextEra Energy, Inc.	6.219%	3,800	199,006
Total			1,286,502

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	6.375%	3,400	329,902
Multi-Utilities 0.0%
Algonquin Power & Utilities Corp.	7.750%	5,650	251,007
Total Utilities			1,867,411
Total Convertible Preferred Stocks (Cost $2,936,097)			2,849,878

Corporate Bonds & Notes(l) 16.3%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Airbus SE(a)
06/09/2030	1.625%	EUR	100,000	91,350
Boeing Co. (The)
02/04/2024	1.433%		300,000	287,651
05/01/2027	5.040%		300,000	299,095
05/01/2030	5.150%		550,000	541,160
TransDigm, Inc.
01/15/2029	4.625%		125,000	105,845
Total				1,325,101
Airlines 0.5%
American Airlines Pass-Through Trust
Series 2016-2 Class AA
06/15/2028	3.200%		185,500	165,594
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%		215,000	204,686
04/20/2029	5.750%		270,000	243,895
Delta Air Lines Pass-Through Trust
06/10/2028	2.500%		98,314	84,664
Delta Air Lines, Inc.
10/28/2024	2.900%		105,000	98,494
01/15/2026	7.375%		80,000	81,561
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%		100,000	97,992
10/20/2028	4.750%		734,000	702,341
JetBlue Pass-Through Trust
Series 2020-1 Class A
11/15/2032	4.000%		360,738	329,099
Singapore Airlines Ltd.(a)
01/19/2029	3.375%		200,000	183,150
U.S. Airways Pass-Through Trust
04/22/2023	6.250%		144,924	142,831
United Airlines, Inc. Pass-Through Trust
10/15/2027	5.875%		85,954	85,332
Total				2,419,639
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Automotive 0.7%
BMW Finance NV(a)
11/14/2024	1.000%	EUR	75,000	73,580
Ford Motor Co.
02/12/2032	3.250%		135,000	105,453
Ford Motor Credit Co. LLC
06/14/2024	2.748%	GBP	100,000	108,942
08/01/2026	4.542%		200,000	186,989
05/28/2027	4.950%		200,000	187,886
08/17/2027	4.125%		200,000	180,287
02/16/2028	2.900%		200,000	166,995
06/17/2031	3.625%		275,000	222,592
General Motors Financial Co., Inc.
10/15/2024	1.200%		265,000	247,731
11/07/2024	3.500%		105,000	102,876
Meritor, Inc.(a)
12/15/2028	4.500%		544,000	558,321
Tenneco, Inc.(a)
04/15/2029	5.125%		1,603,000	1,573,556
Total				3,715,208
Banking 2.7%
American Express Co.(j)
12/31/2049	3.550%		85,000	73,262
Banco Actinver SA/Grupo GICSA SAB de CV(a)
12/18/2032	9.500%	MXN	3,000,000	94,980
Bank of America Corp.(j)
10/01/2025	3.093%		345,000	334,285
01/20/2028	3.824%		110,000	105,264
06/14/2029	2.087%		50,000	42,541
04/22/2032	2.687%		50,000	41,537
10/20/2032	2.572%		700,000	573,670
12/31/2049	4.375%		80,000	68,647
Capital One Financial Corp.(j)
11/02/2027	1.878%		215,000	189,175
Citigroup, Inc.(j)
02/24/2028	3.070%		80,000	74,069
11/05/2030	2.976%		100,000	87,090
01/29/2031	2.666%		80,000	67,863
03/31/2031	4.412%		355,000	337,764
06/03/2031	2.572%		95,000	79,419
11/03/2032	2.520%		220,000	177,316
01/25/2033	3.057%		415,000	351,594
Comerica, Inc.(j)
12/31/2049	5.625%		95,000	96,599
Credit Suisse Group AG(a),(j)
02/02/2027	1.305%		450,000	379,810
05/14/2032	3.091%		200,000	151,185
08/12/2033	6.537%		265,000	253,616

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	23

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Credit Suisse Group Funding Guernsey Ltd.
03/26/2025	3.750%		135,000	129,134
Goldman Sachs Group, Inc. (The)(a)
05/15/2024	1.375%	EUR	186,000	185,569
03/27/2025	3.375%	EUR	38,000	38,653
11/01/2028	2.000%	EUR	147,000	134,464
Goldman Sachs Group, Inc. (The)(j)
04/22/2032	2.615%		970,000	799,004
07/21/2032	2.383%		230,000	185,617
10/21/2032	2.650%		500,000	411,028
HSBC Holdings PLC(j)
05/24/2025	0.976%		225,000	209,930
05/24/2027	1.589%		125,000	108,913
06/09/2028	4.755%		25,000	24,084
09/22/2028	2.013%		365,000	307,760
08/17/2029	2.206%		215,000	178,025
05/24/2032	2.804%		170,000	135,066
08/11/2033	5.402%		200,000	190,129
Intesa Sanpaolo SpA(a),(j)
Subordinated
06/01/2032	4.198%		200,000	145,404
JPMorgan Chase & Co.(j)
11/19/2026	1.045%		235,000	208,922
04/22/2027	1.578%		285,000	254,635
02/24/2028	2.947%		425,000	393,197
10/15/2030	2.739%		105,000	90,938
04/22/2032	2.580%		340,000	281,269
11/08/2032	2.545%		165,000	135,950
12/31/2049	3.650%		85,000	73,725
Lloyds Banking Group PLC(j)
07/09/2025	3.870%		400,000	392,278
08/11/2033	4.976%		330,000	313,641
Macquarie Group Ltd.(a),(j)
06/23/2032	2.691%		195,000	157,214
01/14/2033	2.871%		305,000	244,914
Morgan Stanley(j)
04/28/2032	1.928%		85,000	67,149
07/21/2032	2.239%		400,000	322,586
10/20/2032	2.511%		205,000	168,102
Subordinated
09/16/2036	2.484%		100,000	77,339
04/20/2037	5.297%		690,000	662,655
Nationwide Building Society(a),(j)
03/08/2024	3.766%		660,000	656,831
08/01/2024	4.363%		100,000	99,296
Popular, Inc.
09/14/2023	6.125%		370,000	374,773
Santander UK Group Holdings PLC(j)
11/15/2024	4.796%		90,000	89,538
03/15/2025	1.089%		300,000	280,777
06/14/2027	1.673%		110,000	95,367
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Santander UK PLC(a)
Subordinated
11/07/2023	5.000%		115,000	114,920
Shinhan Financial Group Co., Ltd.(a),(j)
12/31/2049	2.875%		200,000	177,641
U.S. Bancorp
06/07/2024	0.850%	EUR	370,000	361,261
US Bancorp(j)
12/31/2049	3.700%		299,000	251,079
Wells Fargo & Co.(j)
06/02/2028	2.393%		160,000	143,123
02/11/2031	2.572%		375,000	319,333
03/02/2033	3.350%		540,000	470,940
07/25/2033	4.897%		195,000	192,141
Total				14,234,000
Brokerage/Asset Managers/Exchanges 0.1%
Charles Schwab Corp. (The)
12/01/2031	1.950%		245,000	199,945
Intercontinental Exchange, Inc.
09/15/2032	1.850%		175,000	138,079
03/15/2033	4.600%		60,000	59,409
Total				397,433
Building Materials 0.1%
Advanced Drainage Systems, Inc.(a)
06/15/2030	6.375%		70,000	69,306
Cemex SAB de CV(a)
07/11/2031	3.875%		205,000	172,565
St. Marys Cement, Inc.(a)
01/28/2027	5.750%		200,000	201,912
Total				443,783
Cable and Satellite 0.9%
Cable One, Inc.(a)
11/15/2030	4.000%		225,000	187,277
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%		305,000	289,706
03/01/2030	4.750%		295,000	253,485
08/15/2030	4.500%		265,000	223,031
02/01/2031	4.250%		35,000	28,581
02/01/2032	4.750%		175,000	144,936
06/01/2033	4.500%		115,000	90,962
Charter Communications Operating LLC/Capital
04/01/2031	2.800%		50,000	40,513
02/01/2032	2.300%		20,000	15,200
05/01/2047	5.375%		65,000	55,397
04/01/2048	5.750%		320,000	283,218
07/01/2049	5.125%		355,000	289,142
04/01/2053	5.250%		280,000	234,594

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC(a)
02/01/2028	5.375%	275,000	248,550
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	150,000	137,265
Globo Comunicacao e Participacoes SA(a)
01/14/2032	5.500%	200,000	164,068
Intelsat Jackson Holdings SA(a)
03/15/2030	6.500%	248,000	225,351
LCPR Senior Secured Financing DAC(a)
07/15/2029	5.125%	200,000	171,937
SES GLOBAL Americas Holdings GP(a)
03/25/2044	5.300%	375,000	311,507
Sirius XM Radio, Inc.(a)
07/01/2030	4.125%	255,000	216,213
09/01/2031	3.875%	107,000	86,531
Time Warner Cable LLC
09/01/2041	5.500%	195,000	168,417
Virgin Media Finance PLC(a)
07/15/2030	5.000%	200,000	158,290
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	225,000	201,484
08/15/2030	4.500%	200,000	166,359
VTR Finance NV(a)
07/15/2028	6.375%	200,000	88,793
VZ Secured Financing BV(a)
01/15/2032	5.000%	165,000	134,456
Total			4,615,263
Chemicals 0.1%
Braskem Idesa SAPI(a)
02/20/2032	6.990%	200,000	155,944
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	200,000	176,812
EverArc Escrow Sarl(a)
10/30/2029	5.000%	190,000	162,641
Unifrax Escrow Issuer Corp.(a)
09/30/2029	7.500%	155,000	115,256
Westlake Corp.
08/15/2024	0.875%	115,000	108,692
Total			719,345
Construction Machinery 0.1%
OT Merger Corp.(a)
10/15/2029	7.875%	240,000	171,787
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United Rentals North America, Inc.
01/15/2028	4.875%		205,000	191,771
07/15/2030	4.000%		140,000	121,784
02/15/2031	3.875%		235,000	202,912
Total				688,254
Consumer Cyclical Services 0.1%
Atento Luxco 1 SA(a)
02/10/2026	8.000%		106,000	50,946
Match Group, Inc.(a)
08/01/2030	4.125%		150,000	124,809
WASH Multifamily Acquisition, Inc.(a)
04/15/2026	5.750%		145,000	139,852
Total				315,607
Consumer Products 0.2%
Edgewell Personal Care Co.(a)
06/01/2028	5.500%		150,000	138,976
Energizer Holdings, Inc.(a)
12/31/2027	6.500%		150,000	140,500
Natura & Co. Luxembourg Holdings SARL(a)
04/19/2029	6.000%		200,000	177,059
Natura Cosmeticos SA(a)
05/03/2028	4.125%		200,000	166,074
Prestige Brands, Inc.(a)
04/01/2031	3.750%		185,000	148,325
Spectrum Brands, Inc.(a)
07/15/2030	5.500%		165,000	143,267
Valvoline, Inc.(a)
02/15/2030	4.250%		155,000	151,281
Total				1,065,482
Diversified Manufacturing 0.1%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%		167,000	157,481
General Electric Co.
03/15/2032	6.750%		27,000	30,603
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
09/15/2027	0.375%	EUR	100,000	87,289
Total				275,373
Electric 0.6%
AES Corp. (The)(a)
07/15/2030	3.950%		35,000	31,768
Alliant Energy Finance LLC(a)
03/01/2032	3.600%		305,000	276,018
DPL, Inc.
07/01/2025	4.125%		270,000	254,907

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	25

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
DTE Energy Co.
06/01/2025	1.050%		80,000	73,310
Duke Energy Corp.
08/15/2032	4.500%		75,000	72,291
Duke Energy Progress LLC
12/01/2044	4.150%		225,000	199,894
E.ON SE(a)
09/29/2027	0.375%	EUR	65,000	57,371
FirstEnergy Corp.(j)
07/15/2027	4.400%		190,000	182,118
FirstEnergy Corp.
11/15/2031	7.375%		260,000	305,306
FirstEnergy Transmission LLC(a)
09/15/2028	2.866%		229,000	203,259
Inversiones Latin America Power Ltda(a)
06/15/2033	5.125%		195,890	108,688
ITC Holdings Corp.
11/15/2027	3.350%		150,000	142,102
Jersey Central Power & Light Co.(a)
04/01/2024	4.700%		330,000	328,087
NSTAR Electric Co.
05/15/2027	3.200%		520,000	501,536
Southern Co. (The)
07/01/2026	3.250%		184,000	175,935
WEC Energy Group, Inc.
03/15/2024	0.800%		77,000	73,373
Total				2,985,963
Environmental 0.0%
Waste Pro USA, Inc.(a)
02/15/2026	5.500%		250,000	228,155
Finance Companies 0.2%
AerCap Ireland Capital DAC/Global Aviation Trust
01/23/2028	3.875%		75,000	68,154
01/30/2032	3.300%		344,000	276,684
Air Lease Corp.
03/01/2025	3.250%		160,000	153,384
Avolon Holdings Funding Ltd.(a)
07/01/2024	3.950%		45,000	43,039
02/15/2025	2.875%		195,000	179,304
11/18/2027	2.528%		199,000	162,943
Park Aerospace Holdings Ltd.(a)
03/15/2023	4.500%		45,000	44,728
02/15/2024	5.500%		63,000	62,365
Total				990,601
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.8%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	200,000	189,908
Becle SAB de CV(a)
10/14/2031	2.500%	205,000	167,480
Chobani LLC/Finance Corp., Inc.(a)
11/15/2028	4.625%	150,000	131,626
Darling Ingredients, Inc.(a)
06/15/2030	6.000%	170,000	170,165
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	400,000	348,940
01/15/2032	3.625%	200,000	173,157
04/01/2033	5.750%	170,000	169,337
12/01/2052	6.500%	75,000	78,394
Kraft Heinz Foods Co.
06/01/2026	3.000%	135,000	127,657
05/15/2027	3.875%	70,000	67,618
03/01/2031	4.250%	300,000	284,574
07/15/2035	5.000%	40,000	38,873
01/26/2039	6.875%	220,000	243,462
10/01/2039	4.625%	235,000	208,678
06/01/2046	4.375%	205,000	173,962
Kraft Heinz Foods Co.(a)
08/01/2039	7.125%	35,000	39,112
MARB BondCo PLC(a)
01/29/2031	3.950%	200,000	158,360
NBM US Holdings, Inc.(a)
05/14/2026	7.000%	200,000	200,196
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	150,000	147,734
04/15/2031	4.250%	150,000	129,304
Post Holdings, Inc.(a)
01/15/2028	5.625%	315,000	299,254
12/15/2029	5.500%	210,000	192,504
09/15/2031	4.500%	165,000	140,292
TreeHouse Foods, Inc.
09/01/2028	4.000%	160,000	134,223
Total			4,014,810
Gaming 0.6%
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	90,000	72,421
Churchill Downs, Inc.(a)
01/15/2028	4.750%	92,000	83,664
Colt Merger Sub, Inc.(a)
07/01/2027	8.125%	130,000	127,928

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%		395,000	388,984
06/01/2028	5.750%		80,000	79,331
01/15/2029	5.300%		130,000	125,963
MGM Resorts International
10/15/2028	4.750%		20,000	17,588
Peninsula Pacific Entertainment LLC/Finance, Inc.(a)
11/15/2027	8.500%		1,243,000	1,336,225
Penn National Gaming, Inc.(a)
07/01/2029	4.125%		185,000	149,852
VICI Properties LP
05/15/2032	5.125%		335,000	319,237
05/15/2052	5.625%		70,000	64,795
VICI Properties LP/Note Co., Inc.(a)
05/01/2024	5.625%		75,000	75,108
09/01/2026	4.500%		30,000	28,254
02/01/2027	5.750%		55,000	54,137
02/15/2027	3.750%		10,000	9,067
01/15/2028	4.500%		45,000	41,833
02/15/2029	3.875%		35,000	31,159
12/01/2029	4.625%		185,000	170,871
08/15/2030	4.125%		190,000	166,940
Total				3,343,357
Health Care 1.2%
180 Medical, Inc.(a)
10/15/2029	3.875%		160,000	140,074
Baylor Scott & White Holdings
11/15/2026	2.650%		500,000	470,747
Becton Dickinson Euro Finance SARL
06/04/2026	1.208%	EUR	255,000	240,108
Cano Health LLC(a)
10/01/2028	6.250%		90,000	81,182
CommonSpirit Health
10/01/2030	2.782%		70,000	58,702
CVS Health Corp.
03/25/2048	5.050%		305,000	293,570
Dentsply Sirona, Inc.
06/01/2030	3.250%		165,000	135,960
DH Europe Finance II SARL
03/18/2028	0.450%	EUR	335,000	294,549
Embecta Corp.(a)
02/15/2030	5.000%		270,000	236,929
Hackensack Meridian Health, Inc.
07/01/2057	4.500%		300,000	292,052
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
HCA, Inc.
02/01/2025	5.375%		430,000	433,763
09/15/2025	7.580%		125,000	132,794
12/01/2027	7.050%		115,000	123,414
09/01/2028	5.625%		100,000	100,576
06/15/2029	4.125%		403,000	373,514
09/01/2030	3.500%		854,000	742,811
06/15/2047	5.500%		84,000	77,478
06/15/2049	5.250%		230,000	205,575
HCA, Inc.(a)
03/15/2052	4.625%		335,000	277,233
ModivCare Escrow Issuer, Inc.(a)
10/01/2029	5.000%		75,000	66,585
New York and Presbyterian Hospital (The)
08/01/2036	3.563%		390,000	351,320
Option Care Health, Inc.(a)
10/31/2029	4.375%		160,000	140,920
Prime Healthcare Services, Inc.(a)
11/01/2025	7.250%		150,000	137,180
Providence Service Corp. (The)(a)
11/15/2025	5.875%		58,000	54,964
Rede D’or Finance SARL(a)
01/22/2030	4.500%		200,000	177,503
Stryker Corp.
12/01/2023	0.600%		49,000	47,062
06/15/2025	1.150%		155,000	143,114
Tenet Healthcare Corp.
07/15/2024	4.625%		22,000	21,555
Thermo Fisher Scientific, Inc.
09/12/2024	0.750%	EUR	100,000	97,884
01/23/2026	1.400%	EUR	125,000	120,875
03/01/2028	0.500%	EUR	105,000	93,528
Zimmer Biomet Holdings, Inc.
11/22/2024	1.450%		155,000	145,645
Total				6,309,166
Healthcare Insurance 0.3%
Centene Corp.
12/15/2027	4.250%		115,000	109,175
07/15/2028	2.450%		447,000	377,318
12/15/2029	4.625%		55,000	51,814
02/15/2030	3.375%		385,000	330,235
10/15/2030	3.000%		390,000	325,725
03/01/2031	2.500%		195,000	155,738
Molina Healthcare, Inc.(a)
06/15/2028	4.375%		200,000	184,436
11/15/2030	3.875%		225,000	194,725
UnitedHealth Group, Inc.
05/15/2024	0.550%		95,000	90,228
Total				1,819,394

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	27

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Healthcare REIT 0.0%
Healthcare Realty Holdings LP
03/15/2030	2.400%		30,000	24,015
Healthcare Trust of America Holdings LP
07/01/2027	3.750%		50,000	47,866
03/15/2031	2.000%		175,000	136,261
Total				208,142
Home Construction 0.0%
China Aoyuan Group, Ltd.(a),(m)
02/08/2024	0.000%		200,000	13,281
Independent Energy 0.6%
Aker BP ASA(a)
01/15/2030	3.750%		210,000	189,269
Continental Resources, Inc.(a)
01/15/2031	5.750%		321,000	306,817
04/01/2032	2.875%		318,000	247,925
Encana Corp.
08/15/2034	6.500%		255,000	263,252
02/01/2038	6.500%		130,000	132,775
EQT Corp.(a)
05/15/2026	3.125%		40,000	37,668
05/15/2031	3.625%		625,000	549,122
EQT Corp.
10/01/2027	3.900%		69,000	65,388
Medco Oak Tree Pte Ltd.(a)
05/14/2026	7.375%		440,000	413,896
Occidental Petroleum Corp.
04/15/2026	3.400%		150,000	144,157
08/15/2026	3.200%		100,000	94,485
09/01/2030	6.625%		235,000	251,218
01/01/2031	6.125%		170,000	177,041
05/01/2031	7.500%		75,000	84,499
Occidental Petroleum Corp.(k)
10/10/2036	0.000%		285,000	148,153
Petrorio Luxembourg Sarl(a)
06/09/2026	6.125%		200,000	187,468
Southwestern Energy Co.(j)
01/23/2025	5.700%		4,000	3,999
Total				3,297,132
Integrated Energy 0.2%
Cenovus Energy, Inc.
02/07/2028	3.500%	CAD	115,000	81,856
06/15/2037	5.250%		175,000	167,876
11/15/2039	6.750%		403,000	438,893
06/15/2047	5.400%		175,000	170,371
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shell International Finance BV
05/10/2046	4.000%	117,000	103,232
Total			962,228
Leisure 0.2%
Carnival Corp.(a)
03/01/2027	5.750%	255,000	197,028
Cinemark USA, Inc.(a)
07/15/2028	5.250%	160,000	129,637
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	70,000	64,151
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%	205,000	158,825
08/15/2027	11.625%	63,000	62,008
04/01/2028	5.500%	270,000	203,897
Total			815,546
Life Insurance 0.1%
Athene Global Funding(a)
03/08/2027	3.205%	95,000	86,273
08/19/2028	1.985%	395,000	324,637
Total			410,910
Lodging 0.2%
Hilton Domestic Operating Co., Inc.
01/15/2030	4.875%	161,000	147,130
Hilton Domestic Operating Co., Inc.(a)
02/15/2032	3.625%	105,000	84,817
Hyatt Hotels Corp.(j)
04/23/2030	6.000%	256,000	260,819
Travel + Leisure Co.(a)
07/31/2026	6.625%	150,000	145,454
12/01/2029	4.500%	190,000	154,468
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	135,000	120,709
Total			913,397
Media and Entertainment 0.4%
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	293,000	55,705
Gray Escrow II, Inc.(a)
11/15/2031	5.375%	150,000	126,821
Magallanes, Inc.(a)
03/15/2042	5.050%	305,000	249,248
03/15/2052	5.141%	513,000	413,013
National CineMedia LLC(a)
04/15/2028	5.875%	226,000	159,515

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.
02/15/2025	5.875%	285,000	291,510
04/15/2028	4.875%	110,000	106,755
Netflix, Inc.(a)
11/15/2029	5.375%	230,000	226,250
News Corp.(a)
05/15/2029	3.875%	370,000	325,327
Scripps Escrow II, Inc.(a)
01/15/2031	5.375%	140,000	115,830
WMG Acquisition Corp(a)
02/15/2031	3.000%	410,000	325,768
Total			2,395,742
Metals and Mining 0.2%
Cleveland-Cliffs, Inc.(a)
03/01/2029	4.625%	400,000	355,394
03/01/2031	4.875%	170,000	148,657
FMG Resources August 2006 Pty Ltd.(a)
04/01/2031	4.375%	130,000	106,355
Freeport-McMoRan, Inc.
08/01/2030	4.625%	260,000	240,360
03/15/2043	5.450%	450,000	404,029
Total			1,254,795
Midstream 0.7%
Cheniere Energy Partners LP
10/01/2029	4.500%	180,000	165,833
03/01/2031	4.000%	260,000	226,774
Enbridge, Inc.
11/15/2029	3.125%	250,000	226,188
Energy Transfer LP(j)
12/31/2049	6.625%	336,000	270,878
Energy Transfer Operating LP
06/01/2027	5.500%	90,000	91,083
06/15/2028	4.950%	92,000	90,507
05/15/2050	5.000%	12,000	10,299
Energy Transfer Partners LP
03/15/2045	5.150%	245,000	212,737
Enterprise Products Operating LLC
02/15/2045	5.100%	60,000	57,351
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%	192,172	167,602
Global Partners LP/Finance Corp.
01/15/2029	6.875%	150,000	137,724
Kinder Morgan, Inc.
12/01/2034	5.300%	145,000	141,826
NGL Energy Operating LLC/Finance Corp.(a)
02/01/2026	7.500%	125,000	113,158
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%		100,000	90,159
05/15/2030	4.800%		100,000	84,957
04/15/2040	6.875%		100,000	83,205
Sunoco LP/Finance Corp.
05/15/2029	4.500%		225,000	193,630
04/30/2030	4.500%		47,000	40,121
TransCanada PipeLines Ltd.
10/12/2024	1.000%		154,000	143,614
04/15/2030	4.100%		320,000	304,084
Transcontinental Gas Pipe Line Co. LLC
05/15/2030	3.250%		80,000	71,437
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%		139,000	119,348
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%		225,000	197,547
Western Midstream Operating LP(j)
02/01/2030	4.300%		225,000	202,404
Williams Companies, Inc. (The)
11/15/2030	3.500%		130,000	117,054
Total				3,559,520
Natural Gas 0.0%
Engie SA(a)
06/21/2027	0.375%	EUR	100,000	89,293
Office REIT 0.1%
Hudson Pacific Properties LP
11/01/2027	3.950%		160,000	149,977
SL Green Operating Partnership LP
10/15/2022	3.250%		260,000	259,581
Total				409,558
Oil Field Services 0.1%
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%		153,000	139,637
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%		153,125	145,113
Transocean Proteus Ltd.(a)
12/01/2024	6.250%		90,000	86,989
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%		150,000	139,918
Total				511,657
Other Financial Institutions 0.1%
Mexico Remittances Funding Fiduciary Estate Management Sarl(a)
01/15/2028	4.875%		200,000	169,888
Simpar Finance Sarl(a)
02/12/2028	10.750%	BRL	640,000	99,471

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	29

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Sunac China Holdings, Ltd.(a),(m)
01/10/2025	0.000%		200,000	28,886
Swiss Insured Brazil Power Finance SARL(a)
07/16/2032	9.850%	BRL	1,775,350	311,784
Total				610,029
Other Industry 0.0%
Adtalem Global Education, Inc.(a)
03/01/2028	5.500%		84,000	79,279
AECOM
03/15/2027	5.125%		190,000	185,517
Total				264,796
Other REIT 0.2%
American Assets Trust LP
02/01/2031	3.375%		155,000	129,725
American Campus Communities Operating Partnership LP
04/15/2023	3.750%		500,000	501,084
Host Hotels & Resorts LP
12/15/2029	3.375%		165,000	140,656
09/15/2030	3.500%		115,000	97,210
Lexington Realty Trust
09/15/2030	2.700%		135,000	109,115
Starwood Property Trust, Inc.(a)
01/15/2027	4.375%		80,000	71,271
Total				1,049,061
Packaging 0.4%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2028	3.250%		220,000	189,847
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2027	5.250%		235,000	171,454
Ball Corp.
07/01/2025	5.250%		265,000	264,252
03/15/2026	4.875%		250,000	242,092
08/15/2030	2.875%		255,000	207,040
Berry Global Escrow Corp.(a)
07/15/2026	4.875%		51,000	49,789
07/15/2027	5.625%		125,000	121,997
Clydesdale Acquisition Holdings, Inc.(a)
04/15/2029	6.625%		75,000	72,356
Sealed Air Corp.(a)
09/15/2025	5.500%		357,000	356,085
04/15/2029	5.000%		100,000	95,112
Trivium Packaging Finance BV(a)
08/15/2026	5.500%		180,000	172,756
Total				1,942,780
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Paper 0.0%
Graphic Packaging International LLC(a)
07/15/2027	4.750%		75,000	71,557
Graphic Packaging International, Inc.
11/15/2022	4.875%		150,000	149,959
Total				221,516
Pharmaceuticals 0.3%
AbbVie, Inc.
03/15/2035	4.550%		110,000	105,505
05/14/2035	4.500%		200,000	190,352
05/14/2046	4.450%		73,000	66,205
Allergan Funding SCS
06/01/2024	1.250%	EUR	100,000	96,760
11/15/2028	2.625%	EUR	100,000	93,096
Bayer US Finance II LLC(a)
12/15/2025	4.250%		100,000	98,370
12/15/2028	4.375%		289,000	278,156
06/25/2038	4.625%		370,000	330,263
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%		245,000	207,692
Total				1,466,399
Property & Casualty 0.3%
Acrisure LLC/Finance, Inc.(a)
02/15/2029	4.250%		150,000	128,406
08/01/2029	6.000%		80,000	65,741
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%		155,000	141,208
Aon Corp.
05/15/2030	2.800%		230,000	200,834
Berkshire Hathaway Finance Corp.
06/19/2039	2.375%	GBP	125,000	111,466
Berkshire Hathaway, Inc.(k)
03/12/2025	0.000%	EUR	215,000	203,954
Brown & Brown, Inc.
03/17/2052	4.950%		115,000	102,394
Chubb INA Holdings, Inc.
12/15/2024	0.300%	EUR	180,000	172,149
Farmers Exchange Capital III(a),(j)
Subordinated
10/15/2054	5.454%		300,000	292,679
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	4.119%		450,000	449,724
Total				1,868,555

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Railroads 0.0%
Canadian Pacific Railway Co.
12/02/2024	1.350%		75,000	70,503
Union Pacific Corp.
02/14/2042	3.375%		75,000	63,064
Total				133,567
Refining 0.1%
FS Luxembourg Sarl(a)
12/15/2025	10.000%		200,000	206,875
MC Brazil Downstream Trading SARL(a)
06/30/2031	7.250%		220,000	183,910
Total				390,785
Restaurants 0.4%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%		200,000	177,887
02/15/2029	3.500%		245,000	210,701
10/15/2030	4.000%		570,000	462,543
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC(a)
04/15/2029	5.125%		160,000	139,652
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%		250,000	204,041
Yum! Brands, Inc.(a)
01/15/2030	4.750%		360,000	328,167
Yum! Brands, Inc.
03/15/2031	3.625%		475,000	399,848
01/31/2032	4.625%		195,000	172,290
Total				2,095,129
Retailers 0.1%
Magic MergeCo, Inc.(a)
05/01/2029	7.875%		315,000	209,291
MercadoLibre, Inc.
01/14/2026	2.375%		200,000	178,974
Rent-A-Center, Inc.(a)
02/15/2029	6.375%		200,000	168,876
Total				557,141
Supranational 0.2%
Asian Development Bank
10/14/2026	3.000%	AUD	135,000	88,842
European Investment Bank(a),(b)
SONIA + 0.350% 06/29/2023	2.040%	GBP	115,000	133,856
Inter-American Development Bank(a)
10/30/2025	2.750%	AUD	120,000	79,382
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Inter-American Development Bank
01/29/2026	2.700%	AUD	138,000	90,613
International Bank for Reconstruction & Development
01/16/2025	1.900%	CAD	295,000	214,906
11/30/2026	2.875%	NZD	170,000	97,861
01/19/2027	1.800%	CAD	150,000	105,495
International Finance Corp.
09/10/2025	0.375%	NZD	270,000	146,396
02/24/2026	3.600%	AUD	330,000	223,606
Nordic Investment Bank
04/10/2024	1.875%	NOK	980,000	95,844
Total				1,276,801
Technology 0.6%
Apple, Inc.
05/24/2025	0.875%	EUR	175,000	170,786
Broadcom, Inc.
11/15/2032	4.300%		90,000	81,175
CDW LLC/Finance Corp.
04/01/2028	4.250%		35,000	32,347
CommScope, Inc.(a)
09/01/2029	4.750%		160,000	135,988
Dell International LLC/EMC Corp.
07/15/2046	8.350%		115,000	139,855
Everi Holdings, Inc.(a)
07/15/2029	5.000%		175,000	154,415
Fidelity National Information Services, Inc.
05/21/2027	1.500%	EUR	205,000	189,498
12/03/2028	1.000%	EUR	100,000	85,665
Fiserv, Inc.
07/01/2027	1.125%	EUR	100,000	91,008
Gartner, Inc.(a)
10/01/2030	3.750%		140,000	120,096
Global Payments, Inc.
11/15/2024	1.500%		240,000	224,470
Iron Mountain Information Management Services, Inc.(a)
07/15/2032	5.000%		240,000	200,194
MSCI, Inc.(a)
09/01/2030	3.625%		330,000	282,106
02/15/2031	3.875%		160,000	137,917
11/01/2031	3.625%		265,000	222,115
08/15/2033	3.250%		90,000	71,505
Oracle Corp.
04/01/2027	2.800%		100,000	91,612
03/25/2031	2.875%		60,000	49,745
11/15/2037	3.800%		55,000	42,859
11/15/2047	4.000%		280,000	203,207
S&P Global, Inc.(a)
08/01/2028	4.750%		245,000	251,007

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	31

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
SK Hynix, Inc.(a)
01/19/2026	1.500%		200,000	177,540
Tencent Holdings Ltd.(a)
04/22/2041	3.680%		200,000	155,800
Total				3,310,910
Tobacco 0.1%
BAT Capital Corp.
08/15/2047	4.540%		100,000	73,069
03/16/2052	5.650%		140,000	119,474
Reynolds American, Inc.
08/15/2045	5.850%		510,000	435,531
Total				628,074
Transportation Services 0.0%
Hertz Corp (The)(a)
12/01/2029	5.000%		255,000	205,181
Wireless 0.8%
American Tower Corp.
05/22/2026	1.950%	EUR	100,000	96,253
01/15/2028	0.500%	EUR	100,000	84,807
Cellnex Telecom SA
06/26/2029	1.875%	EUR	100,000	81,129
Crown Castle International Corp.
01/15/2031	2.250%		65,000	52,666
Crown Castle, Inc.
07/15/2025	1.350%		39,000	35,766
Kenbourne Invest SA(a)
01/22/2028	4.700%		200,000	161,370
Millicom International Cellular SA(a)
04/27/2031	4.500%		200,000	165,001
SBA Communications Corp.
02/15/2027	3.875%		495,000	452,483
02/01/2029	3.125%		305,000	251,243
Sprint Corp.
09/15/2023	7.875%		193,000	198,893
Sprint Spectrum Co. I/II/III LLC(a)
03/20/2025	4.738%		556,875	558,760
03/20/2028	5.152%		125,000	126,395
T-Mobile US, Inc.
04/15/2026	2.625%		304,000	281,951
04/15/2027	3.750%		20,000	19,184
02/01/2028	4.750%		153,000	149,532
02/15/2029	2.625%		90,000	77,252
04/15/2029	3.375%		105,000	94,508
04/15/2030	3.875%		283,000	261,592
02/15/2031	2.875%		125,000	105,684
04/15/2031	3.500%		175,000	154,166
04/15/2040	4.375%		175,000	154,463
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Vmed O2 UK Financing I PLC(a)
01/31/2031	3.250%	EUR	160,000	135,163
01/31/2031	4.250%		430,000	346,414
Vodafone Group PLC
05/30/2048	5.250%		230,000	214,950
06/19/2049	4.875%		20,000	17,796
Total				4,277,421
Wirelines 0.4%
AT&T, Inc.
03/25/2024	0.900%		77,000	73,676
12/01/2033	2.550%		340,000	271,402
05/15/2035	4.500%		35,000	32,858
03/01/2037	5.250%		45,000	45,109
05/15/2046	4.750%		40,000	36,793
12/01/2057	3.800%		727,000	549,738
C&W Senior Financing DAC(a)
09/15/2027	6.875%		200,000	177,436
Frontier Communications Corp.(a)
05/01/2028	5.000%		200,000	175,354
Level 3 Financing, Inc.(a)
09/15/2027	4.625%		275,000	242,768
07/01/2028	4.250%		165,000	137,266
11/15/2029	3.875%		50,000	42,624
Lumen Technologies, Inc.(a)
06/15/2029	5.375%		235,000	183,382
Total Play Telecomunicaciones SA de CV(a)
11/12/2025	7.500%		210,000	188,977
Verizon Communications, Inc.
03/22/2024	0.750%		58,000	55,357
Total				2,212,740
Total Corporate Bonds & Notes (Cost $98,218,184)				87,258,020

Foreign Government Obligations(l),(n) 5.4%

Australia 0.2%
Australia Government Bond(a)
11/21/2024	0.250%	AUD	460,000	295,489
09/21/2026	0.500%	AUD	320,000	195,724
New South Wales Treasury Corp.(a)
02/08/2024	1.000%	AUD	325,000	214,970
03/20/2025	1.250%	AUD	315,000	203,475
Queensland Treasury Corp.(a)
07/21/2023	4.250%	AUD	275,000	190,237
Total				1,099,895
Austria 0.0%
Republic of Austria Government Bond(a)
02/20/2029	0.500%	EUR	160,000	147,324

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(l),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Bahrain 0.0%
CBB International Sukuk Co. 7 SPC(a)
10/05/2025	6.875%		200,000	210,103
Brazil 0.0%
Brazilian Government International Bond
06/12/2030	3.875%		200,000	174,703
Canada 0.5%
Canada Housing Trust No. 1(a)
12/15/2025	1.950%	CAD	465,000	335,191
06/15/2026	1.250%	CAD	610,000	425,616
Canadian Government Bond
09/01/2024	1.500%	CAD	205,000	149,831
12/01/2029	2.250%	CAD	445,000	319,810
CPPIB Capital, Inc.(a)
12/01/2031	2.250%	CAD	155,000	103,220
Province of Ontario
06/02/2028	2.900%	CAD	245,000	178,439
12/02/2030	1.350%	CAD	1,050,000	658,723
06/02/2045	3.450%	CAD	215,000	148,170
Province of Quebec
09/01/2023	3.000%	CAD	325,000	245,400
Province of Quebec(a)
12/15/2023	1.500%	GBP	105,000	118,775
04/07/2025	0.200%	EUR	205,000	195,923
Total				2,879,098
Chile 0.0%
Chile Government International Bond
02/06/2028	3.240%		200,000	186,248
Colombia 0.3%
Colombia Government International Bond
01/28/2026	4.500%		400,000	378,328
08/26/2026	7.500%	COP	470,500,000	92,637
03/15/2029	4.500%		200,000	175,262
04/22/2032	3.250%		215,000	158,591
Colombian TES
07/24/2024	10.000%	COP	1,249,000,000	277,133
11/26/2025	6.250%	COP	840,000,000	164,167
Ecopetrol SA
06/26/2026	5.375%		50,000	47,027
04/29/2030	6.875%		110,000	102,153
11/02/2031	4.625%		105,000	82,204
05/28/2045	5.875%		55,000	38,112
Total				1,515,614
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/30/2030	4.500%		350,000	294,257
Foreign Government Obligations(l),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Egypt 0.0%
Egypt Government International Bond(a)
10/06/2025	5.250%		200,000	170,992
Greece 0.1%
Hellenic Republic Government Bond(a)
04/22/2027	2.000%	EUR	236,000	224,512
06/18/2030	1.500%	EUR	290,000	244,869
01/30/2042	4.200%	EUR	150,000	151,894
Total				621,275
Guatemala 0.0%
Guatemala Government Bond(a)
10/07/2033	3.700%		242,000	196,277
Hong Kong 0.0%
Airport Authority(a)
01/12/2052	3.250%		200,000	157,257
India 0.1%
Export-Import Bank of India(a)
02/01/2028	3.875%		200,000	190,167
India Government Bond
04/08/2026	7.270%	INR	3,500,000	44,504
07/12/2031	6.100%	INR	7,990,000	93,642
Indian Railway Finance Corp., Ltd.(a)
02/13/2030	3.249%		200,000	174,933
Total				503,246
Indonesia 0.7%
Freeport Indonesia PT(a)
04/14/2027	4.763%		200,000	194,362
Indonesia Government International Bond(a)
06/14/2023	2.625%	EUR	225,000	227,527
07/18/2024	2.150%	EUR	200,000	199,994
Indonesia Government International Bond
10/15/2030	3.850%		200,000	195,310
03/12/2033	1.100%	EUR	100,000	74,488
03/12/2051	3.050%		200,000	151,967
Indonesia Treasury Bond
06/15/2025	6.500%	IDR	5,915,000,000	401,795
09/15/2026	8.375%	IDR	2,322,000,000	166,790
05/15/2027	7.000%	IDR	2,047,000,000	139,808
05/15/2028	6.125%	IDR	773,000,000	50,626
03/15/2029	9.000%	IDR	1,012,000,000	75,374
05/15/2031	8.750%	IDR	4,550,000,000	338,587
04/15/2032	6.375%	IDR	6,547,000,000	418,423
05/15/2033	6.625%	IDR	2,025,000,000	132,275
06/15/2035	7.500%	IDR	1,095,000,000	76,013
05/15/2038	7.500%	IDR	1,751,000,000	120,904

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	33

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(l),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Perusahaan Penerbit SBSN Indonesia III(a)
03/29/2027	4.150%		270,000	270,575
PT Indonesia Asahan Aluminium Persero(a)
05/15/2025	4.750%		220,000	220,890
PT Pertamina Persero(a)
08/25/2030	3.100%		200,000	179,098
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%		280,000	271,068
Total				3,905,874
Ireland 0.0%
Ireland Government Bond(a)
05/15/2029	1.100%	EUR	130,000	124,566
Israel 0.0%
Israel Electric Corp., Ltd.(a)
02/22/2032	3.750%		200,000	185,254
Italy 0.1%
Italy Buoni Poliennali Del Tesoro(a)
07/01/2025	1.850%	EUR	415,000	408,759
Republic of Italy Government International Bond
02/17/2026	1.250%		200,000	174,958
Total				583,717
Japan 0.2%
Japan Government 5-Year Bond
06/20/2025	0.100%	JPY	102,050,000	738,437
Japan Government Five-Year Bond
03/20/2027	0.005%	JPY	30,000,000	216,189
Total				954,626
Kazakhstan 0.0%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%		215,000	200,536
Malaysia 0.3%
Malaysia Government Bond
09/30/2024	4.059%	MYR	975,000	220,960
03/14/2025	3.882%	MYR	545,000	123,391
11/30/2026	3.900%	MYR	405,000	91,349
11/16/2027	3.899%	MYR	1,300,000	292,795
06/15/2028	3.733%	MYR	375,000	83,272
04/15/2033	3.844%	MYR	1,223,000	266,978
07/05/2034	3.828%	MYR	400,000	86,338
Petronas Capital Ltd.(a)
01/28/2032	2.480%		200,000	174,005
Total				1,339,088
Foreign Government Obligations(l),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mauritius 0.1%
Greenko Solar Mauritius Ltd.(a)
01/29/2025	5.550%		200,000	183,562
Greenko Wind Projects Mauritius Ltd.(a)
04/06/2025	5.500%		205,000	184,680
Total				368,242
Mexico 0.4%
Mexican Bonos
03/06/2025	5.000%	MXN	6,540,000	292,212
03/05/2026	5.750%	MXN	5,420,000	240,686
06/03/2027	7.500%	MXN	10,590,000	493,368
Mexico Government International Bond
05/24/2031	2.659%		475,000	393,384
05/29/2031	7.750%	MXN	7,820,000	357,984
Petroleos Mexicanos
09/21/2047	6.750%		100,000	63,039
02/12/2048	6.350%		19,000	11,528
01/23/2050	7.690%		231,000	159,093
01/28/2060	6.950%		70,000	44,000
Total				2,055,294
Netherlands 0.1%
Bank Nederlandse Gemeenten NV(a)
06/07/2024	0.250%	EUR	85,000	82,975
Greenko Dutch BV(a)
03/29/2026	3.850%		194,000	164,686
Total				247,661
New Zealand 0.3%
New Zealand Government Bond(a)
04/15/2023	5.500%	NZD	75,000	46,369
04/15/2027	4.500%	NZD	215,000	135,043
New Zealand Government Bond
05/15/2024	0.500%	NZD	975,000	564,137
05/15/2026	0.500%	NZD	770,000	416,921
New Zealand Local Government Funding Agency Bond(a)
04/15/2026	1.500%	NZD	160,000	88,435
New Zealand Local Government Funding Agency Bond
04/15/2027	4.500%	NZD	285,000	175,059
Total				1,425,964
Norway 0.3%
Kommunalbanken AS
07/15/2024	5.250%	AUD	184,000	129,038
07/16/2025	4.250%	AUD	280,000	193,027

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(l),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Nordea Eiendomskreditt AS(b)
3-month NIBOR + 0.300% 06/21/2023	1.720%	NOK	2,000,000	201,570
3-month NIBOR + 0.340% 06/19/2024	1.780%	NOK	2,000,000	201,801
Norway Government Bond(a)
05/24/2023	2.000%	NOK	2,531,000	252,912
03/13/2025	1.750%	NOK	3,815,000	368,046
02/19/2026	1.500%	NOK	1,805,000	169,964
02/17/2027	1.750%	NOK	3,025,000	282,892
Total				1,799,250
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%		200,000	196,784
Panama 0.1%
Panama Government International Bond
01/23/2030	3.160%		200,000	175,958
09/29/2032	2.252%		200,000	155,437
Total				331,395
Paraguay 0.0%
Paraguay Government International Bond(a)
03/27/2027	4.700%		200,000	198,291
Peru 0.1%
Peruvian Government International Bond
08/25/2027	4.125%		100,000	98,133
06/20/2030	2.844%		165,000	143,350
Total				241,483
Philippines 0.1%
Philippine Government International Bond
05/17/2027	0.875%	EUR	305,000	276,221
05/05/2030	2.457%		200,000	179,748
01/14/2036	6.250%	PHP	10,000,000	170,744
Total				626,713
Portugal 0.1%
Portugal Obrigacoes do Tesouro OT(a)
10/15/2027	0.700%	EUR	90,000	85,029
10/18/2030	0.475%	EUR	470,000	407,931
Total				492,960
Qatar 0.2%
Qatar Energy(a)
07/12/2031	2.250%		200,000	174,387
Qatar Government International Bond(a)
03/14/2029	4.000%		225,000	229,118
04/16/2030	3.750%		250,000	250,732
Foreign Government Obligations(l),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Qatar Petroleum(a)
07/12/2031	2.250%		200,000	174,387
QNB Finance Ltd.(a)
03/28/2024	3.500%		200,000	197,886
Total				1,026,510
Romania 0.0%
Romanian Government International Bond(a)
02/14/2031	3.000%		200,000	158,830
Saudi Arabia 0.0%
Saudi Government International Bond(a)
03/04/2028	3.625%		200,000	198,524
Singapore 0.1%
Singapore Government Bond
06/01/2025	2.375%	SGD	165,000	116,864
11/01/2026	1.250%	SGD	515,000	345,613
Total				462,477
South Africa 0.1%
Republic of South Africa Government International Bond
09/30/2029	4.850%		300,000	265,385
South Korea 0.2%
Korea Treasury Bond
03/10/2027	2.375%	KRW	952,660,000	679,129
06/10/2027	2.125%	KRW	316,190,000	220,650
Total				899,779
Spain 0.1%
Spain Government Bond(a)
07/30/2024	0.250%	EUR	330,000	323,962
07/30/2027	0.800%	EUR	255,000	241,929
Total				565,891
Sweden 0.1%
Sweden Government International Bond(a)
04/24/2023	0.125%	EUR	250,000	249,282
Turkey 0.1%
Turkey Government International Bond
03/23/2023	3.250%		240,000	235,804
United Arab Emirates 0.1%
Abu Dhabi Government International Bond(a)
04/16/2030	3.125%		200,000	193,262
03/02/2031	1.700%		205,000	175,011
04/16/2050	3.875%		200,000	180,953

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	35

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(l),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
DP World Crescent Ltd.(a)
09/26/2028	4.848%		200,000	203,053
Total				752,279
United Kingdom 0.1%
United Kingdom Gilt(a)
01/31/2024	0.125%	GBP	290,000	323,181
01/31/2025	0.250%	GBP	80,000	86,898
Total				410,079
Uruguay 0.1%
Uruguay Government International Bond
01/23/2031	4.375%		325,000	331,929
Total Foreign Government Obligations (Cost $32,939,020)				28,990,756

Limited Partnerships 0.1%
Issuer	Shares	Value ($)
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Shell Midstream Partners LP	20,328	321,386
Total Energy		321,386
Total Limited Partnerships (Cost $326,189)		321,386

Municipal Bonds 0.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
County of Miami-Dade Aviation
Refunding Revenue Bonds
Taxable
Series 2020B
10/01/2035	2.857%	85,000	69,378
Sales Tax 0.0%
Santa Clara Valley Transportation Authority
Revenue Bonds
Series 2010 (BAM)
04/01/2032	5.876%	250,000	269,742
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Series 2010 (BAM)
11/15/2031	6.548%	250,000	271,207
Total Municipal Bonds (Cost $678,187)			610,327
Preferred Debt 0.0%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.0%
Wells Fargo & Co.(j)
12/31/2049	5.850%	7,885	189,319
Total Preferred Debt (Cost $206,354)			189,319

Preferred Stocks 0.1%
Issuer		Shares	Value ($)
Financials 0.1%
Banks 0.1%
U.S. Bancorp(j)	3.532%	265	197,322
Valley National Bancorp(j)	5.500%	6,350	150,241
Total			347,563
Capital Markets 0.0%
Stifel Financial Corp.	4.500%	7,350	131,859
Total Financials			479,422
Total Preferred Stocks (Cost $596,195)			479,422

Residential Mortgage-Backed Securities - Agency 4.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
CMO Series 204919 Class FP
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 09/25/2049	2.894%	152,083	151,493
Federal National Mortgage Association(b)
CMO Series 2012-56 Class FK
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 06/25/2042	2.894%	94,309	94,171
CMO Series 2013-5 Class GF
1-month USD LIBOR + 1.100% Floor 1.100%, Cap 5.000% 10/25/2042	3.544%	245,648	243,839
CMO Series 2019-33 Class FN
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 6.500% 07/25/2049	2.844%	184,693	185,139
Government National Mortgage Association(d)
CMO Series 2017-136 Class IO
09/20/2047	5.000%	657,649	122,508
CMO Series 2018-63 Class IO
09/20/2047	4.000%	852,371	137,535

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b)
CMO Series 2019-86 Class FE
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 6.500% 07/20/2049	2.768%	196,324	194,950
Government National Mortgage Association(c)
CMO Series 2020-133 Class FA
02/20/2049	2.539%	142,549	139,215
Uniform Mortgage-Backed Security TBA(o)
09/14/2052	3.500%	775,000	739,819
09/14/2052	4.000%	865,000	845,537
09/14/2052- 10/13/2052	4.500%	3,325,000	3,308,660
10/13/2052	2.000%	5,225,000	4,505,780
10/13/2052	2.500%	8,275,000	7,397,002
10/13/2052	3.000%	5,100,000	4,722,211
Total Residential Mortgage-Backed Securities - Agency (Cost $23,237,844)			22,787,859

Residential Mortgage-Backed Securities - Non-Agency 6.2%

ABFC Trust(b)
CMO Series 2007-WMC1 Class A1A
1-month USD LIBOR + 1.250% Floor 1.250% 06/25/2037	3.694%	671,541	497,397
Adjustable Rate Mortgage Trust(b)
CMO Series 2005-9 Class 5A3
1-month USD LIBOR + 0.640% Floor 0.320%, Cap 11.000% 11/25/2035	3.084%	130,656	129,750
Alternative Loan Trust(c)
CMO Series 2005-43 Class 1A
10/25/2035	2.852%	208,178	191,984
Alternative Loan Trust(b)
CMO Series 2007-OH3 Class A1B
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.000% 09/25/2047	2.884%	470,790	412,800
American Home Mortgage Investment Trust(b)
CMO Series 2005-1 Class 6A
6-month USD LIBOR + 2.000% Floor 2.000% 06/25/2045	5.377%	118,135	117,897
Arroyo Mortgage Trust(a),(c)
CMO Series 2019-1 Class A1
01/25/2049	3.805%	76,244	73,859
Banc of America Funding Trust(b)
CMO Series 2005-B Class 3M1
1-month USD LIBOR + 0.675% Floor 0.450%, Cap 11.000% 04/20/2035	3.043%	214,895	212,541
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Funding Trust(a),(c)
Subordinated CMO Series 2014-R6 Class 2A13
07/26/2036	2.519%	620,749	598,566
Bear Stearns Alt-A Trust(b)
CMO Series 2004-6 Class M1
1-month USD LIBOR + 0.825% Floor 0.825%, Cap 11.500% 07/25/2034	3.269%	299,299	300,885
Bear Stearns Mortgage Funding Trust(b)
CMO Series 2006-AR3 Class 1A1
1-month USD LIBOR + 0.180% Floor 0.180%, Cap 10.500% 10/25/2036	2.624%	304,012	259,346
CMO Series 2006-AR4 Class A1
1-month USD LIBOR + 0.210% Floor 0.210%, Cap 10.500% 12/25/2036	2.654%	409,544	383,046
CMO Series 2007-AR3 Class 21A1
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 10.500% 04/25/2037	2.594%	322,375	285,757
Centex Home Equity Loan Trust(b)
CMO Series 2005-A Class M1
1-month USD LIBOR + 0.720% Floor 0.480% 01/25/2035	3.164%	320,184	316,696
CMO Series 2005-D Class M4
1-month USD LIBOR + 0.915% Floor 0.610% 10/25/2035	3.359%	542,667	541,621
CIM Trust(a),(c)
CMO Series 2021-R3 Class A1A
06/25/2057	1.951%	496,843	452,084
Citigroup Mortgage Loan Trust, Inc.(c)
CMO Series 2006-AR2 Class 1A1
03/25/2036	2.966%	251,934	203,062
Citigroup Mortgage Loan Trust, Inc.(b)
CMO Series 2006-WFH3 Class M2
1-month USD LIBOR + 0.450% Floor 0.450% 10/25/2036	2.894%	356,533	354,049
COLT Mortgage Loan Trust(a),(c)
CMO Series 2022-5 Class A1
04/25/2067	4.550%	94,316	92,632
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R01 Class 1M1
30-day Average SOFR + 1.000% 12/25/2041	3.183%	55,030	54,357
CMO Series 2022-R03 Class 1M1
30-day Average SOFR + 2.100% 03/25/2042	4.283%	26,221	26,208

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	37

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-R04 Class 1M1
30-day Average SOFR + 2.000% 03/25/2042	4.183%	47,922	47,879
CMO Series 2022-R05 Class 2M2
30-day Average SOFR + 3.000% 04/25/2042	5.183%	255,000	248,941
CMO Series 2022-R06 Class 1M1
30-day Average SOFR + 2.750% 05/25/2042	4.933%	93,086	94,596
Subordinated CMO Series 2022-R01 Class 1B1
30-day Average SOFR + 3.150% 12/25/2041	5.333%	311,000	286,098
Countrywide Asset-Backed Certificates(b)
CMO Series 2007-13 Class 2A1
1-month USD LIBOR + 0.900% Floor 0.900% 10/25/2047	3.344%	147,405	141,754
CMO Series 2007-13 Class 2A2
1-month USD LIBOR + 0.800% Floor 0.800% 10/25/2047	3.244%	293,023	281,465
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2019-NQM1 Class A1
10/25/2059	2.656%	22,319	21,460
CSMC Trust(a),(c)
CMO Series 2021-RPL4 Class A1
12/27/2060	1.796%	602,793	564,043
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2004-10 Class MV4
1-month USD LIBOR + 1.575% Floor 1.575% 12/25/2034	4.019%	920,101	882,567
CMO Series 2005-14 Class M2
1-month USD LIBOR + 0.705% Floor 0.470% 04/25/2036	3.149%	77,762	77,627
CMO Series 2005-17 Class MV1
1-month USD LIBOR + 0.460% Floor 0.460% 05/25/2036	3.134%	307,338	305,324
First Franklin Mortgage Loan Trust(b)
CMO Series 2006-FF4 Class A3
1-month USD LIBOR + 0.280% Floor 0.560% 03/25/2036	2.724%	168,401	166,525
First Horizon Mortgage Pass-Through Trust(c)
CMO Series 2005-AR4 Class 2A1
10/25/2035	3.286%	156,897	150,721
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First NLC Trust(b)
CMO Series 2005-4 Class A4
1-month USD LIBOR + 0.780% Floor 0.390%, Cap 14.000% 02/25/2036	3.224%	311,355	304,373
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2022-DNA3 Class M1A
30-day Average SOFR + 2.000% 04/25/2042	3.514%	176,987	177,888
CMO Series 2022-DNA4 Class M1A
30-day Average SOFR + 2.200% 05/25/2042	4.383%	214,532	214,976
CMO Series 2022-DNA4 Class M1B
30-day Average SOFR + 3.350% 05/25/2042	5.533%	285,000	284,891
CMO Series 2022-HQA1 Class M1B
30-day Average SOFR + 3.500% 03/25/2042	5.683%	90,000	89,205
CMO Series 2022-HQA3 Class M1B
30-day Average SOFR + 3.550% 08/25/2042	5.358%	130,000	128,818
GCAT Trust(a),(c)
CMO Series 2022-NQM4 Class A1
09/25/2067	5.269%	100,000	99,905
GE-WMC Asset-Backed Pass-Through Certificates(b)
CMO Series 2005-1 Class M1
1-month USD LIBOR + 0.660% Floor 0.660% 10/25/2035	3.104%	363,271	350,925
GMACM Mortgage Loan Trust(c)
CMO Series 2006-AR1 Class 1A1
04/19/2036	2.903%	423,227	338,748
GSAMP Trust(b)
CMO Series 2005-WMC3 Class A2C
1-month USD LIBOR + 0.660% Floor 0.330% 12/25/2035	3.104%	810,000	780,757
CMO Series 2006-HE7 Class A2D
1-month USD LIBOR + 0.230% Floor 0.230% 10/25/2046	2.904%	155,662	154,383
CMO Series 2007-FM2 Class A1
1-month USD LIBOR + 0.140% Floor 0.140% 01/25/2037	2.584%	804,791	505,433
HarborView Mortgage Loan Trust(b)
CMO Series 2007-6 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 10.500% 08/19/2037	2.566%	505,634	440,630

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Equity Mortgage Loan Asset-Backed Trust(b)
CMO Series 2005-D Class AII4
1-month USD LIBOR + 0.700% Floor 0.350% 03/25/2036	3.144%	122,939	122,000
HSI Asset Securitization Corp. Trust(b)
CMO Series 2005-I1 Class 2A4
1-month USD LIBOR + 0.780% Floor 0.780% 11/25/2035	3.224%	601,776	577,401
CMO Series 2006-HE2 Class 1A
1-month USD LIBOR + 0.260% Floor 0.260% 12/25/2036	2.704%	1,224,277	553,821
Impac CMB Trust(b)
CMO Series 2004-8 Class 2A1 (FGIC)
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 11.000% 10/25/2034	3.144%	271,177	269,997
Impac Secured Assets Trust(b)
CMO Series 2006-5 Class 1A1C
1-month USD LIBOR + 0.540% Floor 0.270%, Cap 11.500% 02/25/2037	2.984%	586,555	520,817
IndyMac INDX Mortgage Loan Trust(b)
CMO Series 2006-AR2 Class 1A1A
1-month USD LIBOR + 0.220% Floor 0.220% 04/25/2046	2.884%	333,626	294,404
CMO Series 2006-AR2 Class 1A1B
1-month USD LIBOR + 0.210% Floor 0.210% 04/25/2046	2.864%	671,144	591,092
JPMorgan Alternative Loan Trust(b)
CMO Series 2006-A1 Class 1A1
1-month USD LIBOR + 0.460% Floor 0.230%, Cap 11.500% 03/25/2036	2.904%	531,428	503,761
CMO Series 2007-S1 Class A2
1-month USD LIBOR + 0.680% Floor 0.340%, Cap 11.500% 04/25/2047	3.124%	169,912	162,051
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2006-FRE1 Class M1
1-month USD LIBOR + 0.585% Floor 0.585% 05/25/2035	3.029%	290,537	287,238
CMO Series 2007-HE1 Class AV4
1-month USD LIBOR + 0.280% Floor 0.280% 03/25/2047	2.724%	1,103,000	1,039,387
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2020-GS2 Class A1
03/25/2060	2.750%	694,736	693,536
Lehman Mortgage Trust
CMO Series 2006-1 Class 1A5
02/25/2036	5.500%	536,943	318,299
Lehman XS Trust(b)
CMO Series 2006-15 Class A4
1-month USD LIBOR + 0.340% Floor 0.170% 10/25/2036	2.784%	509,008	478,299
CMO Series 2006-2N Class 2A1
1-year MTA + 1.010% Floor 1.010% 02/25/2036	3.124%	481,715	432,088
CMO Series 2007-16N Class 2A2
1-month USD LIBOR + 0.850% Floor 0.850% 09/25/2047	4.144%	573,874	523,350
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-10 Class 2A3
1-month USD LIBOR + 0.160% Floor 0.160% 11/25/2036	2.604%	1,600,139	565,183
CMO Series 2006-4 Class 1A
1-month USD LIBOR + 0.300% Floor 0.300% 05/25/2036	2.744%	1,036,772	620,440
MASTR Adjustable Rate Mortgages Trust(b)
Subordinated CMO Series 2004-14 Class B1
1-month USD LIBOR + 2.150% Floor 1.650% 01/25/2035	4.594%	396,660	396,575
Mastr Asset Backed Securities Trust(b)
CMO Series 2005-WF1 Class M6
1-month USD LIBOR + 0.990% Floor 0.660% 06/25/2035	3.434%	672,400	655,785
Morgan Stanley ABS Capital I, Inc. Trust(b)
CMO Series 2005-WMC1 Class M3
1-month USD LIBOR + 0.780% Floor 0.780% 01/25/2035	3.224%	305,090	296,417
CMO Series 2007-HE2 Class A2B
1-month USD LIBOR + 0.090% Floor 0.090% 01/25/2037	2.534%	1,260,448	649,692
CMO Series 2007-NC3 Class A2D
1-month USD LIBOR + 0.260% Floor 0.260% 05/25/2037	2.704%	720,843	557,238

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	39

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-5AR Class 1M6
1-month USD LIBOR + 1.125% Floor 1.125% 09/25/2035	3.694%	500,000	509,981
Nomura Resecuritization Trust(a),(c)
CMO Series 2014-3R Class 3A9
11/26/2035	2.779%	33,003	32,921
Option One Mortgage Loan Trust(b)
CMO Series 2005-2 Class M1
1-month USD LIBOR + 0.660% Floor 0.660% 05/25/2035	3.104%	609,275	606,207
CMO Series 2007-5 Class 2A2
1-month USD LIBOR + 0.170% Floor 0.170% 05/25/2037	2.614%	899,048	517,226
Preston Ridge Partners Mortgage Trust(a),(c),(f),(g)
CMO Series 2022-4 Class A2
08/25/2027	5.000%	615,000	556,698
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2022-RN2 Class A2
06/25/2052	6.500%	720,000	666,420
RALI Series Trust(b)
CMO Series 2006-QA6 Class A3
1-month USD LIBOR + 0.380% Floor 0.190% 07/25/2036	2.824%	342,788	329,681
CMO Series 2007-QH6 Class A1
1-month USD LIBOR + 0.190% Floor 0.190% 07/25/2037	2.824%	326,341	302,180
RALI Trust(b)
CMO Series 2006-QO10 Class A1
1-month USD LIBOR + 0.320% Floor 0.160% 01/25/2037	2.764%	641,352	568,236
RAMP Trust(b)
CMO Series 2006-RZ2 Class M1
1-month USD LIBOR + 0.495% Floor 0.330%, Cap 14.000% 05/25/2036	2.939%	576,969	563,689
RFMSI Trust
CMO Series 2006-S10 Class 1A1
10/25/2036	6.000%	601,261	529,241
Soundview Home Loan Trust(b)
CMO Series 2006-OPT5 Class 1A1
1-month USD LIBOR + 0.140% Floor 0.140% 07/25/2036	2.724%	346,023	331,548
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Structured Adjustable Rate Mortgage Loan Trust(b)
CMO Series 2005-19XS Class 2A1
1-month USD LIBOR + 0.300% Floor 0.300% 10/25/2035	2.744%	58,328	58,245
Series 2007-4 Class 1A2
1-month USD LIBOR + 0.440% Floor 0.220% 05/25/2037	2.884%	404,337	369,389
Structured Asset Investment Loan Trust(b)
CMO Series 2004-6 Class A3
1-month USD LIBOR + 0.800% Floor 0.800% 07/25/2034	3.244%	401,666	387,759
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2006-AR8 Class A1A
1-month USD LIBOR + 0.400% Floor 0.200%, Cap 10.500% 10/25/2036	2.844%	478,071	441,746
Structured Asset Securities Corp Mortgage Loan Trust(b)
CMO Series 2005-2XS Class M1
1-month USD LIBOR + 0.705% Floor 0.470%, Cap 11.000% 02/25/2035	3.149%	756,186	750,432
Thornburg Mortgage Securities Trust(b)
CMO Series 2004-3 Class A
1-month USD LIBOR + 0.740% Floor 0.370%, Cap 11.000% 09/25/2034	3.184%	359,574	337,786
Towd Point Mortgage Trust(a),(b)
CMO Series 2017-5 Class A1
1-month USD LIBOR + 0.600% 02/25/2057	3.044%	105,797	104,893
Verus Securitization Trust(a),(c)
CMO Series 2022-4 Class A2
04/25/2067	4.740%	184,560	180,169
CMO Series 2022-INV1 Class A1
08/25/2067	5.041%	100,000	99,660
WaMu Asset-Backed Certificates Trust(b)
CMO Series 2007-HE1 Class 2A4
1-month USD LIBOR + 0.230% Floor 0.230% 01/25/2037	2.674%	1,167,736	598,279
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2007-OA4 Class 1A
1-year MTA + 0.770% Floor 0.770% 05/25/2047	1.874%	608,386	545,269

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust(b)
CMO Series 2006-AR2 Class A1A
1-year MTA + 0.940% Floor 0.940% 04/25/2046	2.044%	230,084	201,531
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $34,769,976)			33,342,526

Rights 0.0%
Issuer	Shares	Value ($)
Health Care 0.0%
Pharmaceuticals 0.0%
Zogenix, Inc. CVR(e),(f),(g)	29,926	21,310
Total Health Care		21,310
Total Rights (Cost $—)		21,310

Senior Loans 1.5%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
AAdvantage Loyalty IP Ltd./American Airlines, Inc.(b),(p),(q)
Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 04/20/2028	7.460%	385,000	378,424
Air Canada(b),(q)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 08/11/2028	6.421%	201,000	194,001
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(b),(q)
Term Loan
1-month USD LIBOR + 5.250% Floor 1.000% 06/21/2027	7.313%	250,000	253,555
United AirLines, Inc.(b),(q)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	6.533%	360,233	349,628
Total			1,175,608
Building Materials 0.0%
Hunter Douglas Holding BV(b),(q)
Tranche B1 Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/26/2029	6.340%	134,000	116,781
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Jeld-Wen, Inc.(b),(q)
Term Loan
1-month USD LIBOR + 2.250% 07/28/2028	4.743%	74,250	69,393
Total			186,174
Consumer Cyclical Services 0.0%
APX Group, Inc.(b),(q)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 07/10/2028	5.878%	79,400	77,204
Consumer Products 0.0%
Herman Miller, Inc.(b),(q)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 07/19/2028	1.000%	92,613	89,603
Environmental 0.0%
Clean Harbors, Inc.(b),(q)
Term Loan
1-month USD LIBOR + 2.000% 10/08/2028	4.524%	39,450	39,179
Finance Companies 0.0%
Setanta Aircraft Leasing DAC(b),(q)
Term Loan
1-month USD LIBOR + 2.000% 11/05/2028	4.250%	75,000	73,594
Food and Beverage 0.1%
Aramark Intermediate HoldCo Corp.(b),(q)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 03/11/2025	4.274%	395,000	389,075
Gaming 0.0%
Bally’s Corp.(b),(q)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/02/2028	5.623%	114,425	108,875
Health Care 0.1%
ICON PLC(b),(q)
Term Loan
3-month USD LIBOR + 2.250% 07/03/2028	4.563%	144,751	142,327
3-month USD LIBOR + 2.250% 07/03/2028	4.563%	35,017	34,430

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	41

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Medline Borrower LP(b),(q)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/23/2028	5.774%	284,288	270,733
Total			447,490
Leisure 0.1%
Carnival Corp.(b),(q)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 06/30/2025	3.750%	277,010	263,334
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 10/18/2028	6.127%	109,450	101,788
Total			365,122
Lodging 0.1%
Hilton Grand Vacations Borrower LLC(b),(q)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 08/02/2028	5.524%	11,287	11,024
Hilton Worldwide Finance LLC(b),(q)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 06/22/2026	4.194%	160,000	156,320
Marriott Ownership Reports, Inc.(b),(q)
Term Loan
1-month USD LIBOR + 1.750% 08/29/2025	4.274%	175,000	170,275
Total			337,619
Media and Entertainment 0.1%
AP Core Holdings II LLC(b),(q)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 5.500% Floor 0.750% 09/01/2027	8.024%	154,000	145,376
Tranche B2 1st Lien Term Loan
1-month USD LIBOR + 5.500% Floor 0.750% 09/01/2027	8.024%	110,000	104,041
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Univision Communications, Inc.(b),(q)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 03/15/2026	5.774%	153,300	149,523
1-month Term SOFR + 4.250% Floor 0.500% 06/24/2029	6.254%	20,000	19,600
WMG Acquisition Corp.(b),(q)
Tranche G Term Loan
1-month USD LIBOR + 2.125% 01/20/2028	4.649%	245,000	238,160
Total			656,700
Packaging 0.0%
Berry Global, Inc.(b),(p),(q)
Tranche Z Term Loan
1-month USD LIBOR + 1.750% 07/01/2026	4.178%	235,000	229,456
Pharmaceuticals 0.2%
Grifols Worldwide Operations Ltd.(b),(q)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	4.524%	240,000	231,734
Jazz Pharmaceuticals PLC(b),(q)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 05/05/2028	6.024%	197,050	193,038
Organon & Co.(b),(q)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	4.625%	289,246	285,631
Padagis LLC(b),(g),(q)
Tranche B Term Loan
1-month USD LIBOR + 4.750% Floor 0.500% 07/06/2028	7.043%	151,530	138,649
Total			849,052
Property & Casualty 0.0%
Asurion LLC(b),(q)
Tranche B4 2nd Lien Term Loan
1-month USD LIBOR + 5.250% 01/20/2029	7.774%	145,000	123,069
Tranche B9 Term Loan
1-month USD LIBOR + 3.250% 07/31/2027	5.774%	108,897	99,459
Total			222,528

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
42	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.2%
1011778 BC ULC(b),(q)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	4.274%	391,942	380,101
KFC Holding Co./Yum! Brands(b),(q)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 03/15/2028	4.127%	435,212	431,730
Whatabrands LLC(b),(p),(q)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/03/2028	5.774%	175,120	165,762
Total			977,593
Retailers 0.1%
Burlington Coat Factory Warehouse Corp.(b),(q)
Tranche B6 Term Loan
1-month USD LIBOR + 2.000% 06/24/2028	4.530%	207,900	203,570
Restoration Hardware, Inc.(b),(q)
Term Loan
1-month USD LIBOR + 2.500% Floor 0.500% 10/20/2028	5.024%	218,449	200,755
Total			404,325
Technology 0.1%
athenahealth Group, Inc.(b),(p),(q),(r)
Delayed Draw Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	3.500%	11,000	10,505
athenahealth Group, Inc.(b),(q)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	5.800%	65,000	62,075
Central Parent Inc.(b),(q)
1st Lien Term Loan B
1-month Term SOFR + 4.500% Floor 0.500% 07/06/2029	6.610%	55,000	53,541
Quest Software US Holdings, Inc.(b),(q)
1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 02/01/2029	6.977%	190,000	172,214
Total			298,335
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.1%
Avis Budget Car Rental LLC(b),(q)
Tranche C Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 03/16/2029	6.059%	114,712	112,204
Brown Group Holdings LLC(b),(q)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 06/07/2028	5.024%	115,860	113,736
Hertz Corp. (The)(b),(q)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 06/30/2028	5.780%	247,701	241,469
Tranche C Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 06/30/2028	5.780%	47,080	45,895
Total			513,304
Wireless 0.1%
SBA Senior Finance II LLC(b),(p),(q)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	4.280%	336,289	328,114
Wirelines 0.0%
Patagonia Holdco LLC(b),(q)
Term Loan
1-month Term SOFR + 5.750% Floor 0.500% 08/01/2029	8.386%	150,000	126,874
Total Senior Loans (Cost $8,136,029)			7,895,824

Treasury Bills 1.0%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 1.0%
U.S. Treasury Bills
01/19/2023	3.080%	5,040,000	4,980,808
07/13/2023	3.430%	500,000	485,562
Total			5,466,370
Total Treasury Bills (Cost $5,471,222)			5,466,370

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	43

Consolidated Portfolio of Investments  (continued)
August 31, 2022
U.S. Government & Agency Obligations 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Banks
09/04/2024	1.610%	400,000	383,650
09/04/2024	1.610%	400,000	383,569
Total U.S. Government & Agency Obligations (Cost $800,000)			767,219

U.S. Treasury Obligations 1.3%

U.S. Treasury
03/31/2024	2.250%	495,000	485,525
11/30/2025	0.375%	275,000	248,810
02/28/2026	0.500%	230,000	207,521
04/30/2026	2.375%	60,000	57,844
11/15/2026	2.000%	260,000	245,475
01/31/2027	1.500%	795,000	733,574
05/31/2027	2.625%	230,000	222,759
03/31/2029	2.375%	345,000	325,378
02/15/2032	1.875%	556,000	497,272
05/15/2032	2.875%	695,000	677,625
02/15/2042	2.375%	1,165,000	966,222
02/15/2049	3.000%	1,260,000	1,171,997
02/15/2050	2.000%	1,370,000	1,036,491
Total U.S. Treasury Obligations (Cost $7,452,907)			6,876,493

Options Purchased Calls 0.0%
Value ($)
(Cost $206,077)	87,341

Options Purchased Puts 0.0%

(Cost $32,097)	16,255

Money Market Funds 34.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(s),(t)	186,612,253	186,518,946
Total Money Market Funds (Cost $186,528,169)		186,518,946
Total Investments in Securities (Cost $562,880,621)		538,991,391

Investments in Securities Sold Short

Common Stocks (1.0)%
Issuer	Shares	Value ($)
Consumer Discretionary (0.0)%
Auto Components (0.0)%
Tenneco, Inc.(e)	(12,521)	(236,146)
Total Consumer Discretionary		(236,146)

Common Stocks (continued)
Issuer	Shares	Value ($)
Financials (0.0)%
Capital Markets (0.0)%
IntercontinentalExchange Group, Inc.	(879)	(88,647)
Total Financials		(88,647)
Health Care (0.0)%
Biotechnology (0.0)%
Biohaven Pharmaceutical Holding Co.(e),(g)	(3,833)	(20,890)
Total Health Care		(20,890)
Industrials (0.2)%
Commercial Services & Supplies (0.1)%
Rentokil Initial PLC	(124,094)	(749,462)
Construction & Engineering (0.1)%
MasTec, Inc.(e)	(3,088)	(248,584)
Total Industrials		(998,046)
Information Technology (0.3)%
Semiconductors & Semiconductor Equipment (0.3)%
Broadcom, Inc.	(2,742)	(1,368,559)
MaxLinear, Inc.(e)	(7,689)	(276,266)
Total		(1,644,825)
Total Information Technology		(1,644,825)
Real Estate (0.5)%
Equity Real Estate Investment Trusts (REITS) (0.5)%
Prologis, Inc.	(19,252)	(2,397,067)
Total Real Estate		(2,397,067)
Total Common Stocks (Proceeds $5,409,900)		(5,385,621)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
44	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Exchange-Traded Equity Funds (0.1)%
Issuer	Shares	Value ($)
Financials (0.1)%
Diversified Financial Services (0.1)%
iShares North American Tech-Software ETF	(864)	(243,026)
iShares Russell 2000 Growth ETF	(774)	(176,186)
Total		(419,212)
Total Financials		(419,212)
Total Exchange-Traded Equity Funds (Proceeds $406,844)		(419,212)
Total Investments in Securities Sold Short (Proceeds $5,816,744)		(5,804,833)
Total Investments in Securities, Net of Securities Sold Short		533,186,558
Other Assets & Liabilities, Net		1,182,322
Net Assets		534,368,880
At August 31, 2022, securities and/or cash totaling $28,347,043 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,600,992 AUD	1,117,591 USD	ANZ Securities	09/21/2022	21,767	—
540,487 NZD	343,095 USD	ANZ Securities	09/21/2022	12,405	—
941,427 SGD	676,856 USD	ANZ Securities	09/21/2022	3,126	—
1,348,081 EUR	1,415,686 USD	Barclays	09/21/2022	59,190	—
65,173 EUR	64,860 USD	Barclays	09/21/2022	—	(720)
237,043 SGD	170,046 USD	Barclays	09/21/2022	407	—
505,647 USD	803,749 NZD	Barclays	09/21/2022	—	(13,883)
43,226,165 JPY	319,528 USD	BMO Capital Markets Corp.	09/21/2022	7,897	—
683,863 MXN	33,698 USD	BMO Capital Markets Corp.	09/21/2022	—	(121)
45,021 USD	42,413 EUR	BMO Capital Markets Corp.	09/21/2022	—	(2,343)
38,329 SGD	27,717 USD	BNY Capital Markets	09/21/2022	287	—
335,400 AUD	371,182 NZD	CIBC	09/21/2022	—	(2,467)
594,527 AUD	424,519 USD	CIBC	09/21/2022	17,586	—
282,089 CAD	216,672 USD	CIBC	09/21/2022	1,921	—
1,804,391 EUR	1,918,832 USD	CIBC	09/21/2022	103,178	—
335,403 NZD	210,212 USD	CIBC	09/21/2022	5,000	—
235,112 SGD	169,129 USD	CIBC	09/21/2022	871	—
287,429 USD	414,952 AUD	CIBC	09/21/2022	—	(3,409)
886,951 USD	1,126,618 CAD	CIBC	09/21/2022	—	(29,268)
1,068,741 USD	1,015,958 EUR	CIBC	09/21/2022	—	(46,441)
251,825 USD	401,875 NZD	CIBC	09/21/2022	—	(5,943)
20,438 USD	28,709 SGD	CIBC	09/21/2022	107	—
335,400 AUD	371,019 NZD	Citi	09/21/2022	—	(2,566)
993,057 AUD	686,970 USD	Citi	09/21/2022	7,257	—
427,212 AUD	288,883 USD	Citi	09/21/2022	—	(3,529)
405,902 CAD	322,524 USD	Citi	09/21/2022	13,515	—
1,793,187 EUR	1,886,555 USD	Citi	09/21/2022	82,174	—
215,326 GBP	260,075 USD	Citi	09/21/2022	9,838	—
28,961,255 JPY	219,453 USD	Citi	09/21/2022	10,663	—
441,122 NZD	275,998 USD	Citi	09/21/2022	6,103	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	45

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,095,113 SGD	788,957 USD	Citi	09/21/2022	5,242	—
469,155 USD	677,267 AUD	Citi	09/21/2022	—	(5,589)
697,500 USD	902,952 CAD	Citi	09/21/2022	—	(10,091)
969,726 USD	915,809 EUR	Citi	09/21/2022	—	(48,201)
672,872 USD	570,164 GBP	Citi	09/21/2022	—	(10,267)
512,384 USD	812,430 NZD	Citi	09/21/2022	—	(15,308)
873,874 USD	1,223,753 SGD	Citi	09/21/2022	1,902	—
376,163 USD	525,078 SGD	Citi	09/21/2022	—	(392)
900,700 AUD	627,450 USD	Goldman Sachs	09/15/2022	11,013	—
9,100 AUD	6,130 USD	Goldman Sachs	09/15/2022	—	(98)
683,200 CAD	529,264 USD	Goldman Sachs	09/15/2022	9,124	—
5,558,000 EUR	5,818,944 USD	Goldman Sachs	09/15/2022	228,519	—
3,793,800 GBP	4,588,659 USD	Goldman Sachs	09/15/2022	180,283	—
109,400 GBP	127,121 USD	Goldman Sachs	09/15/2022	—	(1)
22,888,400 SEK	2,252,109 USD	Goldman Sachs	09/15/2022	103,578	—
628,303 USD	909,800 AUD	Goldman Sachs	09/15/2022	—	(5,639)
1,974,802 USD	1,898,800 EUR	Goldman Sachs	09/15/2022	—	(64,924)
1,358,810 USD	1,132,000 GBP	Goldman Sachs	09/15/2022	—	(43,432)
473,462 USD	4,867,800 SEK	Goldman Sachs	09/15/2022	—	(16,523)
559,372 AUD	394,884 USD	Goldman Sachs	09/21/2022	12,013	—
283,581 CAD	216,672 USD	Goldman Sachs	09/21/2022	785	—
833,250 EUR	850,235 USD	Goldman Sachs	09/21/2022	11,783	—
58,483,721 JPY	438,726 USD	Goldman Sachs	09/21/2022	17,099	—
2,137,524 NOK	218,317 EUR	Goldman Sachs	09/21/2022	4,514	—
308,535 USD	448,393 AUD	Goldman Sachs	09/21/2022	—	(1,625)
1,198,303 USD	1,132,768 EUR	Goldman Sachs	09/21/2022	—	(58,464)
219,302 USD	29,534,517 JPY	Goldman Sachs	09/21/2022	—	(6,379)
211,872 AUD	147,140 USD	HSBC	09/21/2022	2,121	—
427,212 AUD	288,929 USD	HSBC	09/21/2022	—	(3,483)
1,440,254 CAD	1,138,811 USD	HSBC	09/21/2022	42,359	—
2,388,236 EUR	2,520,316 USD	HSBC	09/21/2022	117,172	—
627,070 SGD	452,426 USD	HSBC	09/21/2022	3,664	—
1,902,933 USD	1,810,262 EUR	HSBC	09/21/2022	—	(81,372)
466,336 USD	394,752 GBP	HSBC	09/21/2022	—	(7,583)
533,823 USD	746,809 SGD	HSBC	09/21/2022	629	—
6,433,532,000 KRW	4,900,000 USD	JPMorgan	09/01/2022	90,062	—
4,900,000 USD	6,549,030,910 KRW	JPMorgan	09/01/2022	—	(3,711)
969,009,400 INR	12,200,000 USD	JPMorgan	09/02/2022	4,783	—
12,200,000 USD	964,731,383 INR	JPMorgan	09/02/2022	—	(58,623)
91,288,153 CLP	100,000 USD	JPMorgan	09/06/2022	—	(1,779)
1,108,053,600 INR	14,000,000 USD	JPMorgan	09/06/2022	61,160	—
100,000 USD	89,636,496 CLP	JPMorgan	09/06/2022	—	(63)
13,700,000 USD	1,092,538,598 INR	JPMorgan	09/06/2022	43,668	—
300,000 USD	23,775,855 INR	JPMorgan	09/06/2022	—	(910)
56,956,724 TWD	1,900,000 USD	JPMorgan	09/08/2022	27,554	—
1,900,000 USD	56,797,259 TWD	JPMorgan	09/08/2022	—	(32,796)
93,256,297 CLP	100,000 USD	JPMorgan	09/12/2022	—	(3,855)
1,093,260,000 INR	13,700,000 USD	JPMorgan	09/12/2022	—	(43,447)
100,000 USD	91,082,243 CLP	JPMorgan	09/12/2022	1,434	—
13,700,000 USD	1,094,729,998 INR	JPMorgan	09/12/2022	61,926	—
9,000,000 AUD	8,088,030 CAD	JPMorgan	09/15/2022	—	(1,926)
1,200,000 AUD	112,898,880 JPY	JPMorgan	09/15/2022	—	(7,753)
4,000,000 AUD	2,792,086 USD	JPMorgan	09/15/2022	54,497	—
400,000 CAD	42,249,076 JPY	JPMorgan	09/15/2022	—	(94)
6,100,000 CAD	4,717,849 USD	JPMorgan	09/15/2022	73,744	—
2,625,000 CHF	2,767,574 USD	JPMorgan	09/15/2022	79,264	—
39,506,392 CNH	5,800,000 USD	JPMorgan	09/15/2022	80,007	—
4,750,000 EUR	6,919,263 AUD	JPMorgan	09/15/2022	—	(42,186)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
46	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
5,250,000 EUR	6,891,700 CAD	JPMorgan	09/15/2022	—	(33,779)
4,875,000 EUR	4,714,602 CHF	JPMorgan	09/15/2022	—	(75,132)
4,000,000 EUR	3,369,978 GBP	JPMorgan	09/15/2022	—	(107,439)
4,000,000 EUR	39,459,032 NOK	JPMorgan	09/15/2022	—	(51,782)
3,750,000 EUR	3,823,385 USD	JPMorgan	09/15/2022	51,507	—
4,500,000 GBP	7,817,922 AUD	JPMorgan	09/15/2022	121,589	—
1,000,000 GBP	1,148,595 CHF	JPMorgan	09/15/2022	14,302	—
254,568 GBP	300,000 EUR	JPMorgan	09/15/2022	5,944	—
500,000 GBP	80,554,355 JPY	JPMorgan	09/15/2022	—	(541)
2,687,500 GBP	3,255,787 USD	JPMorgan	09/15/2022	132,926	—
122,913,789 HUF	300,000 EUR	JPMorgan	09/15/2022	—	(5,653)
491,835,180 HUF	1,200,000 USD	JPMorgan	09/15/2022	—	(30,061)
7,476,171 ILS	2,300,000 USD	JPMorgan	09/15/2022	54,259	—
431,974,772 JPY	4,600,000 AUD	JPMorgan	09/15/2022	35,515	—
439,367,120 JPY	4,200,000 CAD	JPMorgan	09/15/2022	31,601	—
390,119,620 JPY	2,750,000 CHF	JPMorgan	09/15/2022	5,211	—
356,627,674 JPY	2,600,000 EUR	JPMorgan	09/15/2022	45,390	—
120,920,610 JPY	750,000 GBP	JPMorgan	09/15/2022	169	—
285,183,204 JPY	1,750,000 GBP	JPMorgan	09/15/2022	—	(21,475)
16,956,120 JPY	200,000 NZD	JPMorgan	09/15/2022	186	—
305,940,240 JPY	3,600,000 NZD	JPMorgan	09/15/2022	—	(1,907)
412,500,000 JPY	3,065,669 USD	JPMorgan	09/15/2022	93,287	—
31,967,202 NOK	3,300,000 USD	JPMorgan	09/15/2022	82,499	—
14,363,501 NZD	13,000,000 AUD	JPMorgan	09/15/2022	108,982	—
4,500,000 NZD	2,841,954 USD	JPMorgan	09/15/2022	88,668	—
1,909,783 PLN	400,000 EUR	JPMorgan	09/15/2022	—	(3,102)
16,213,757 PLN	3,400,000 USD	JPMorgan	09/15/2022	—	(42,081)
55,333,090 SEK	5,250,000 EUR	JPMorgan	09/15/2022	86,517	—
40,661,824 SEK	38,000,000 NOK	JPMorgan	09/15/2022	7,781	—
547,500 SEK	500,000 NOK	JPMorgan	09/15/2022	—	(1,069)
35,156,391 SEK	3,400,000 USD	JPMorgan	09/15/2022	99,873	—
3,205,871 SEK	300,000 USD	JPMorgan	09/15/2022	—	(935)
13,372,199 SGD	9,700,000 USD	JPMorgan	09/15/2022	130,466	—
84,704,037 TRY	4,400,000 USD	JPMorgan	09/15/2022	—	(208,525)
56,779,055 TWD	1,900,000 USD	JPMorgan	09/15/2022	32,025	—
1,900,000 USD	6,168,245 ILS	JPMorgan	09/15/2022	—	(47,143)
3,154,273 USD	63,500,000 MXN	JPMorgan	09/15/2022	—	(10,354)
1,100,000 USD	20,328,550 TRY	JPMorgan	09/15/2022	6,023	—
400,000 USD	7,195,981 TRY	JPMorgan	09/15/2022	—	(8,485)
44,566,435 ZAR	2,700,000 USD	JPMorgan	09/15/2022	101,350	—
15,992,900 INR	200,000 USD	JPMorgan	09/19/2022	—	(889)
200,000 USD	15,948,343 INR	JPMorgan	09/19/2022	330	—
90,585,297 CLP	100,000 USD	JPMorgan	09/20/2022	—	(728)
67,920 AUD	46,989 USD	JPMorgan	09/21/2022	500	—
427,212 AUD	288,525 USD	JPMorgan	09/21/2022	—	(3,887)
426,454 CAD	332,500 USD	JPMorgan	09/21/2022	7,844	—
2,198,356 EUR	2,294,588 USD	JPMorgan	09/21/2022	82,510	—
1,084,607 GBP	1,338,976 USD	JPMorgan	09/21/2022	78,522	—
132,136,730 JPY	997,600 USD	JPMorgan	09/21/2022	44,986	—
1,362,010 MXN	64,903 USD	JPMorgan	09/21/2022	—	(2,451)
5,137,403 NOK	523,962 EUR	JPMorgan	09/21/2022	10,094	—
335,750 NOK	345,934 SEK	JPMorgan	09/21/2022	—	(1,315)
1,430,021 SGD	1,029,239 USD	JPMorgan	09/21/2022	5,848	—
316,467 USD	456,057 AUD	JPMorgan	09/21/2022	—	(4,312)
746,285 USD	954,259 CAD	JPMorgan	09/21/2022	—	(19,816)
853,886 USD	822,742 EUR	JPMorgan	09/21/2022	—	(26,008)
1,333,805 USD	178,103,213 JPY	JPMorgan	09/21/2022	—	(49,804)
799,798 USD	1,122,582 SGD	JPMorgan	09/21/2022	3,575	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	47

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
558,669 USD	779,769 SGD	JPMorgan	09/21/2022	—	(630)
1,079,966,250 INR	13,500,000 USD	JPMorgan	09/23/2022	—	(59,494)
13,500,000 USD	1,080,758,739 INR	JPMorgan	09/23/2022	69,444	—
32,060,914 INR	400,000 USD	JPMorgan	09/26/2022	—	(2,404)
6,547,761,661 KRW	4,900,000 USD	JPMorgan	09/26/2022	17,059	—
100,000 USD	93,528,847 CLP	JPMorgan	09/26/2022	3,883	—
400,000 USD	32,042,225 INR	JPMorgan	09/26/2022	2,169	—
1,081,318,680 INR	13,500,000 USD	JPMorgan	09/29/2022	—	(67,280)
13,500,000 USD	1,078,896,954 INR	JPMorgan	09/29/2022	36,894	—
32,054,496 INR	400,000 USD	JPMorgan	09/30/2022	—	(2,142)
45,576,657 TWD	1,500,000 USD	JPMorgan	09/30/2022	—	(1,784)
88,235,297 CLP	100,000 USD	JPMorgan	10/03/2022	2,128	—
1,079,380,215 INR	13,500,000 USD	JPMorgan	10/03/2022	—	(37,155)
100,000 USD	89,238,703 CLP	JPMorgan	10/03/2022	—	(1,015)
3,492,398 USD	278,733,906 INR	JPMorgan	10/03/2022	3,371	—
2,071,726 USD	165,083,481 INR	JPMorgan	10/03/2022	—	(1,315)
100,000 USD	512,822 BRL	JPMorgan	10/04/2022	—	(2,221)
335,400 AUD	371,758 NZD	Morgan Stanley	09/21/2022	—	(2,114)
212,192 AUD	152,597 USD	Morgan Stanley	09/21/2022	7,360	—
854,424 AUD	577,527 USD	Morgan Stanley	09/21/2022	—	(7,297)
1,480,933 CAD	1,144,629 USD	Morgan Stanley	09/21/2022	17,209	—
2,684,071 EUR	2,805,689 USD	Morgan Stanley	09/21/2022	104,864	—
144,622 EUR	144,493 USD	Morgan Stanley	09/21/2022	—	(1,031)
751,980 GBP	900,339 USD	Morgan Stanley	09/21/2022	26,441	—
100,480,689 JPY	762,548 USD	Morgan Stanley	09/21/2022	38,152	—
481,828 NZD	310,391 USD	Morgan Stanley	09/21/2022	15,590	—
343,438 SEK	335,750 NOK	Morgan Stanley	09/21/2022	1,549	—
661,082 SGD	476,683 USD	Morgan Stanley	09/21/2022	3,582	—
161,945 SGD	115,812 USD	Morgan Stanley	09/21/2022	—	(83)
1,182,655 USD	1,720,487 AUD	Morgan Stanley	09/21/2022	—	(5,040)
665,000 USD	856,717 CAD	Morgan Stanley	09/21/2022	—	(12,789)
2,637,476 USD	2,527,416 EUR	Morgan Stanley	09/21/2022	—	(94,284)
418,748 USD	355,625 GBP	Morgan Stanley	09/21/2022	—	(5,466)
343,125 USD	45,179,124 JPY	Morgan Stanley	09/21/2022	—	(17,415)
510,550 USD	803,749 NZD	Morgan Stanley	09/21/2022	—	(18,787)
169,620 USD	237,381 SGD	Morgan Stanley	09/21/2022	261	—
133,035 AUD	92,042 USD	RBC Capital Markets	09/21/2022	984	—
2,093,610 CAD	1,633,580 USD	RBC Capital Markets	09/21/2022	39,734	—
461,993 EUR	488,200 USD	RBC Capital Markets	09/21/2022	23,323	—
645,977 GBP	780,440 USD	RBC Capital Markets	09/21/2022	29,730	—
343,125 USD	444,230 CAD	RBC Capital Markets	09/21/2022	—	(4,937)
698,098 USD	686,250 EUR	RBC Capital Markets	09/21/2022	—	(7,565)
253,130 USD	214,539 GBP	RBC Capital Markets	09/21/2022	—	(3,808)
858,315 CAD	665,000 USD	Standard Chartered	09/21/2022	11,573	—
45,346,746 JPY	348,250 USD	Standard Chartered	09/21/2022	21,332	—
343,125 USD	45,785,158 JPY	Standard Chartered	09/21/2022	—	(13,046)
2,363,412 AUD	1,688,327 USD	State Street	09/21/2022	70,653	—
445,397 CAD	348,750 USD	State Street	09/21/2022	9,673	—
7,004,704 EUR	7,443,514 USD	State Street	09/21/2022	395,086	—
77,650,936 JPY	587,694 USD	State Street	09/21/2022	27,885	—
200,762 NZD	129,203 USD	State Street	09/21/2022	6,369	—
235,941 SGD	170,046 USD	State Street	09/21/2022	1,196	—
1,430,254 USD	2,047,525 AUD	State Street	09/21/2022	—	(28,794)
868,246 USD	1,115,762 CAD	State Street	09/21/2022	—	(18,828)
3,489,699 USD	3,338,237 EUR	State Street	09/21/2022	—	(130,623)
227,257 USD	30,580,053 JPY	State Street	09/21/2022	—	(6,797)
127,968 AUD	88,519 USD	UBS	09/21/2022	930	—
847,706 CAD	650,017 USD	UBS	09/21/2022	4,667	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
48	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,250,472 EUR	1,299,277 USD	UBS	09/21/2022	41,000	—
355,625 GBP	421,753 USD	UBS	09/21/2022	8,471	—
21,973,835 MXN	1,098,609 USD	UBS	09/21/2022	11,950	—
2,014,373 NZD	1,293,746 USD	UBS	09/21/2022	61,277	—
941,301 SGD	676,856 USD	UBS	09/21/2022	3,216	—
1,008,982 USD	1,457,209 AUD	UBS	09/21/2022	—	(11,573)
665,000 USD	850,289 CAD	UBS	09/21/2022	—	(17,683)
1,902,507 USD	1,809,677 EUR	UBS	09/21/2022	—	(81,534)
877,456 USD	744,170 GBP	UBS	09/21/2022	—	(12,633)
219,453 USD	29,235,330 JPY	UBS	09/21/2022	—	(8,687)
127,996 USD	2,696,988 MXN	UBS	09/21/2022	5,377	—
168,810 USD	237,252 SGD	UBS	09/21/2022	979	—
188,081 USD	262,581 SGD	UBS	09/21/2022	—	(166)
Total				4,388,831	(2,132,297)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Amsterdam Index	1	09/2022	EUR	136,014	—	(9,914)
Brazilian Real	1	09/2022	USD	19,065	—	(547)
Brazilian Real	12	09/2022	USD	228,780	—	(5,909)
Brent Crude	1	09/2022	USD	95,640	—	(3,591)
Brent Crude	3	09/2022	USD	286,920	—	(11,683)
Brent Crude	12	10/2022	USD	1,130,520	—	(7,329)
Brent Crude	6	10/2022	USD	565,260	—	(20,985)
Brent Crude	3	11/2022	USD	278,790	—	(11,013)
CAC40 Index	7	09/2022	EUR	428,680	—	(32,342)
Cocoa	1	03/2023	USD	23,960	48	—
Cocoa	1	05/2023	GBP	18,290	839	—
Coffee	4	12/2022	USD	352,875	4,544	—
Coffee	2	12/2022	USD	176,438	—	(1,430)
Corn	22	12/2022	USD	737,550	7,003	—
Corn	9	12/2022	USD	301,725	—	(2,374)
Corn	4	03/2023	USD	135,300	—	(121)
Corn	6	05/2023	USD	203,475	487	—
Cotton	3	12/2022	USD	169,815	273	—
Cotton	7	12/2022	USD	396,235	—	(10,282)
Crude Oil E-mini	2	09/2022	USD	89,550	—	(4,253)
ECX Emissions EUA	5	12/2022	EUR	400,150	—	(23,886)
Euro STOXX 50 Index	1	09/2022	EUR	35,050	—	(1,188)
Euro-BTP	2	09/2022	EUR	239,020	—	(10,813)
FTSE 100 Index	24	09/2022	GBP	1,749,000	—	(43,351)
FTSE 100 Index	27	09/2022	GBP	1,967,625	—	(63,378)
FTSE/JSE Top 40 Index	5	09/2022	ZAR	3,037,900	—	(9,044)
Gas Oil	8	10/2022	USD	860,200	42,092	—
Gas Oil	2	10/2022	USD	215,050	7,373	—
Gas Oil	3	11/2022	USD	312,450	—	(2,553)
Gas Oil	1	12/2022	USD	100,450	—	(10,326)
Gas Oil	2	01/2023	USD	197,000	—	(8,452)
Gold	1	04/2023	JPY	7,659,000	773	—
Gold	12	06/2023	JPY	91,812,000	3,661	—
Lean Hogs	6	10/2022	USD	219,660	—	(21,229)
Live Cattle	4	10/2022	USD	228,120	—	(2,639)
Live Cattle	9	10/2022	USD	513,270	—	(9,636)
Live Cattle	2	12/2022	USD	118,780	—	(1,174)
Live Cattle	1	02/2023	USD	61,330	—	(692)
Mexican Peso	2	09/2022	USD	49,460	1,342	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	49

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Mexican Peso	214	09/2022	USD	5,292,220	—	(41,953)
Milling Wheat	4	03/2023	EUR	64,950	—	(142)
Natural Gas	7	09/2022	USD	638,890	63,631	—
Natural Gas	1	09/2022	USD	91,270	11,598	—
Natural Gas	6	09/2022	USD	547,620	—	(35,780)
Natural Gas	3	10/2022	USD	275,670	—	(13,365)
Natural Gas	1	11/2022	USD	93,260	—	(5,052)
Natural Gas E-mini	3	09/2022	USD	68,453	—	(2,550)
Nikkei 225 Index	2	09/2022	JPY	56,240,000	140	—
Nikkei 225 Index	8	09/2022	JPY	224,960,000	—	(36,990)
NY Harbor ULSD	2	10/2022	USD	303,156	—	(6,694)
NY Harbor ULSD Heat Oil	6	09/2022	USD	924,185	103,208	—
NY Harbor ULSD Heat Oil	5	09/2022	USD	770,154	—	(10,038)
NY Harbor ULSD Heat Oil	1	11/2022	USD	148,957	—	(9,179)
NY Harbor ULSD Heat Oil	2	12/2022	USD	292,614	4,579	—
RBOB Gasoline	6	09/2022	USD	612,562	—	(60,295)
RBOB Gasoline	1	10/2022	USD	100,292	—	(11,270)
Robusta Coffee	2	11/2022	USD	45,000	158	—
Robusta Coffee	1	01/2023	USD	22,380	959	—
Russell 2000 Index E-mini	1	09/2022	USD	92,230	—	(6,840)
S&P Mid 400 Index E-mini	1	09/2022	USD	243,030	—	(16,627)
S&P/TSX 60 Index	1	09/2022	CAD	233,000	—	(8,262)
S&P/TSX 60 Index	5	09/2022	CAD	1,165,000	—	(28,806)
SGX Nifty Index	26	09/2022	USD	910,520	—	(5,741)
SGX USD/CNH FX	1	09/2022	CNH	690,730	2,559	—
Soybean	12	11/2022	USD	853,500	—	(5,238)
Soybean	4	11/2022	USD	284,500	—	(21,567)
Soybean	5	01/2023	USD	356,938	3,002	—
Soybean Meal	11	12/2022	USD	456,610	13,091	—
Soybean Meal	8	12/2022	USD	332,080	583	—
Soybean Meal	2	01/2023	USD	81,980	1,856	—
Soybean Oil	11	12/2022	USD	445,368	5,544	—
Soybean Oil	2	12/2022	USD	80,976	1,601	—
Soybean Oil	2	01/2023	USD	79,872	—	(202)
SPI 200 Index	5	09/2022	AUD	863,500	—	(363)
SPI 200 Index	15	09/2022	AUD	2,590,500	—	(21,245)
Thai SET50 Index	189	09/2022	THB	37,399,320	22,875	—
TOPIX Index	14	09/2022	JPY	274,680,000	—	(4,513)
TOPIX Index	11	09/2022	JPY	215,820,000	—	(21,087)
Topix Index Mini	4	09/2022	JPY	7,848,000	—	(124)
U.S. Dollar Index	6	09/2022	USD	651,990	14,611	—
U.S. Treasury 2-Year Note	50	12/2022	USD	10,416,406	—	(23,028)
U.S. Treasury 5-Year Note	171	12/2022	USD	18,950,274	—	(89,289)
Utilities Select Sector Index E-mini	1	09/2022	USD	74,920	—	(961)
Wheat	1	03/2023	USD	45,563	1,035	—
White Sugar #5	3	09/2022	USD	82,620	1,387	—
White Sugar #5	1	11/2022	USD	26,150	—	(451)
WTI Crude	2	09/2022	USD	179,100	—	(642)
WTI Crude	4	09/2022	USD	358,200	—	(14,086)
WTI Crude	7	10/2022	USD	623,210	—	(4,385)
WTI Crude	1	10/2022	USD	89,030	—	(4,672)
WTI Crude	4	11/2022	USD	353,240	—	(14,636)
WTI Crude	2	12/2022	USD	175,040	—	(7,273)
Yen Denominated Nikkei 225 Index	6	09/2022	JPY	83,565,000	2,798	—
Zinc	1	12/2022	USD	86,050	—	(582)
Total					323,650	(864,062)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
50	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
1-Month SOFR	(2)	01/2023	USD	(802,731)	1,664	—
30-Day Fed Funds	(1)	07/2023	USD	(400,657)	3,499	—
30-Year Euro-Buxl	(8)	12/2022	EUR	(1,301,120)	—	(1,504)
3-Month Aluminum	(6)	11/2022	USD	(353,850)	11,221	—
3-Month Copper	(2)	11/2022	USD	(97,500)	1,845	—
3-Month Euro Euribor	(163)	12/2022	EUR	(40,000,200)	201,631	—
3-Month Euro Euribor	(15)	06/2023	EUR	(3,657,375)	—	(2,039)
3-Month Euro Euribor	(3)	09/2024	EUR	(733,313)	710	—
3-Month Euro Euribor	(1)	12/2024	EUR	(244,550)	325	—
3-Month Euro Euribor	(3)	06/2025	EUR	(733,650)	4,562	—
3-Month Euro Euribor	(1)	09/2025	EUR	(244,475)	511	—
3-Month Euro Euribor	(1)	12/2025	EUR	(244,375)	299	—
3-Month Lead	(1)	11/2022	USD	(128,466)	1,401	—
3-Month SOFR	(112)	03/2023	USD	(26,951,400)	184,569	—
3-Month SOFR	(15)	09/2023	USD	(3,606,563)	18,580	—
3-Month SONIA	(97)	03/2023	GBP	(23,353,963)	203,056	—
90-Day AUD Bank Bill	(45)	12/2022	AUD	(44,625,876)	—	(6,532)
Amsterdam Index	(1)	09/2022	EUR	(136,014)	4,537	—
Australian 10-Year Bond	(59)	09/2022	AUD	(7,077,594)	35,851	—
Australian 10-Year Bond	(29)	09/2022	AUD	(3,478,817)	—	(37,279)
Australian 3-Year Bond	(103)	09/2022	AUD	(11,094,271)	32,628	—
Australian Dollar	(75)	09/2022	USD	(5,135,625)	69,156	—
Australian Dollar	(2)	09/2022	USD	(136,950)	1,902	—
Banker’s Acceptance	(35)	12/2022	CAD	(8,382,500)	11,842	—
Banker’s Acceptance	(1)	06/2023	CAD	(239,475)	1,212	—
Banker’s Acceptance	(4)	09/2023	CAD	(958,200)	1,431	—
British Pound	(155)	09/2022	USD	(11,254,938)	526,615	—
British Pound	(1)	09/2022	USD	(72,613)	1,473	—
CAC40 Index	(6)	09/2022	EUR	(367,440)	3,635	—
Canadian Dollar	(91)	09/2022	USD	(6,933,290)	129,717	—
Canadian Government 10-Year Bond	(36)	12/2022	CAD	(4,485,240)	12,759	—
Canadian Government 10-Year Bond	(23)	12/2022	CAD	(2,865,570)	4,315	—
Canola	(2)	11/2022	CAD	(33,416)	—	(111)
Cocoa	(18)	12/2022	USD	(434,340)	—	(5,657)
Copper	(1)	12/2022	USD	(194,863)	—	(8,502)
Copper	(26)	12/2022	USD	(2,287,025)	68,956	—
Copper	(2)	12/2022	USD	(175,925)	10,334	—
Copper	(1)	03/2023	USD	(87,925)	6,023	—
DAX Index	(1)	09/2022	EUR	(321,175)	20,852	—
DAX Index	(1)	09/2022	EUR	(321,175)	8,710	—
DAX Index Mini	(1)	09/2022	EUR	(64,235)	—	—
DJIA Index E-mini	(3)	09/2022	USD	(472,980)	9,566	—
DJIA Index Micro E-mini	(1)	09/2022	USD	(15,766)	321	—
Euro Buxl	(5)	09/2022	EUR	(823,000)	33,127	—
Euro FX	(110)	09/2022	USD	(13,827,000)	479,961	—
Euro FX	(1)	09/2022	USD	(125,700)	—	(727)
Euro FX Micro E-mini	(3)	09/2022	USD	(37,710)	1,542	—
EURO STOXX 50 Index	(8)	09/2022	EUR	(281,600)	3,213	—
EURO STOXX 50 Index	(3)	09/2022	EUR	(105,600)	882	—
EURO STOXX 50 Volatility Index	(3)	09/2022	EUR	(8,310)	—	(566)
Euro-Bobl	(53)	09/2022	EUR	(6,523,240)	82,332	—
Euro-Bobl	(20)	09/2022	EUR	(2,461,600)	26,015	—
Euro-Bobl	(8)	09/2022	EUR	(984,640)	—	(8,899)
Euro-BTP	(19)	09/2022	EUR	(2,270,690)	62,977	—
Euro-BTP	(14)	12/2022	EUR	(1,646,960)	—	(574)
Euro-Bund	(14)	09/2022	EUR	(2,071,580)	49,365	—
Euro-Bund	(3)	09/2022	EUR	(443,910)	12,325	—
Euro-Bund	(20)	12/2022	EUR	(2,911,400)	855	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	51

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Eurodollar 90-Day	(16)	12/2022	USD	(3,837,400)	41,403	—
Eurodollar 90-Day	(14)	03/2023	USD	(3,355,450)	76,380	—
Eurodollar 90-Day	(8)	06/2024	USD	(1,932,300)	27,889	—
Eurodollar 90-Day	(4)	06/2025	USD	(968,850)	11,744	—
Eurodollar 90-Day	(1)	06/2026	USD	(242,363)	824	—
Euro-OAT	(35)	09/2022	EUR	(4,830,700)	118,327	—
Euro-OAT	(20)	09/2022	EUR	(2,760,400)	47,038	—
Euro-Schatz	(210)	09/2022	EUR	(22,808,100)	123,668	—
Euro-Schatz	(96)	09/2022	EUR	(10,426,560)	44,046	—
Feeder Cattle	(1)	10/2022	USD	(91,738)	—	(577)
Financial Select Sector Index E-mini	(2)	09/2022	USD	(203,100)	8,597	—
FTSE China A50 Index	(60)	09/2022	USD	(811,320)	6,473	—
FTSE China A50 Index	(42)	09/2022	USD	(567,924)	—	(2,451)
FTSE Taiwan Index	(3)	09/2022	USD	(156,840)	3,025	—
FTSE/JSE Top 40 Index	(4)	09/2022	ZAR	(2,430,320)	533	—
FTSE/MIB Index	(3)	09/2022	EUR	(323,520)	6,790	—
FTSE/MIB Index	(4)	09/2022	EUR	(431,360)	—	(6,580)
FTSE/MIB Index Mini	(3)	09/2022	EUR	(64,704)	—	(29)
Gold 100 oz.	(12)	12/2022	USD	(2,071,440)	54,420	—
Gold 100 oz.	(30)	12/2022	USD	(5,178,600)	37,314	—
Gold 100 oz.	(1)	02/2023	USD	(173,890)	568	—
IBEX 35 Index	(1)	09/2022	EUR	(78,905)	1,993	—
IBEX 35 Index	(1)	09/2022	EUR	(78,905)	1,601	—
Indian Rupee	(45)	09/2022	USD	(1,128,960)	—	(4,568)
Industrials Select Sector Index	(1)	09/2022	USD	(93,430)	2,599	—
Japanese 10-Year Government Bond	(4)	09/2022	JPY	(598,120,000)	—	(16,918)
Japanese Yen	(131)	09/2022	USD	(11,819,475)	280,702	—
Japanese Yen	(2)	09/2022	USD	(180,450)	5,890	—
KLCI Index	(2)	09/2022	MYR	(148,850)	—	(176)
Korea 3-Year Bond	(112)	09/2022	KRW	(11,589,760,000)	—	(43,714)
Lean Hogs	(3)	10/2022	USD	(109,830)	—	(1,456)
Lean Hogs	(2)	12/2022	USD	(67,100)	—	(1,634)
Long Gilt	(73)	12/2022	GBP	(7,878,890)	171,745	—
Long Gilt	(34)	12/2022	GBP	(3,669,620)	64,999	—
Lumber	(1)	11/2022	USD	(53,196)	—	(1,047)
Materials Select Sector Index E-mini	(1)	09/2022	USD	(79,710)	569	—
MSCI EAFE Index	(23)	09/2022	USD	(2,101,165)	36,424	—
MSCI EAFE Index	(5)	09/2022	USD	(456,775)	10,598	—
MSCI Emerging Markets Index	(31)	09/2022	USD	(1,521,945)	87,325	—
MSCI Emerging Markets Index	(10)	09/2022	USD	(490,950)	4,032	—
MSCI Singapore Index	(19)	09/2022	SGD	(548,530)	8,498	—
MSCI Singapore Index	(5)	09/2022	SGD	(144,350)	1,454	—
NASDAQ 100 Index E-mini	(2)	09/2022	USD	(491,410)	7,980	—
New Zealand Dollar	(108)	09/2022	USD	(6,612,300)	222,241	—
New Zealand Dollar	(1)	09/2022	USD	(61,225)	1,578	—
Oat	(1)	12/2022	USD	(19,788)	285	—
OMXS30 Index	(20)	09/2022	SEK	(3,838,000)	24,750	—
OMXS30 Index	(23)	09/2022	SEK	(4,413,700)	8,909	—
Palladium	(1)	12/2022	USD	(207,890)	7,558	—
Platinum	(6)	10/2022	USD	(248,100)	7,695	—
Platinum	(7)	10/2022	USD	(289,450)	6,666	—
Platinum	(1)	06/2023	JPY	(1,867,500)	20	—
Primary Aluminum	(13)	12/2022	USD	(767,650)	4,206	—
Rapeseed	(3)	10/2022	EUR	(92,475)	2,871	—
S&P 500 Index E-mini	(1)	09/2022	USD	(197,825)	3,999	—
S&P 500 Index E-mini	(1)	09/2022	USD	(197,825)	2,017	—
S&P Mid 400 Index E-mini	(2)	09/2022	USD	(486,060)	4,037	—
SGX TSI Iron Ore China 62%	(18)	10/2022	USD	(181,098)	13,755	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
52	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
SGX TSI Iron Ore China 62%	(22)	10/2022	USD	(221,342)	810	—
Short Term Euro-BTP	(39)	09/2022	EUR	(4,208,880)	33,420	—
Short Term Euro-BTP	(32)	09/2022	EUR	(3,453,440)	—	(26,555)
Silver	(35)	12/2022	USD	(3,129,350)	297,675	—
Silver	(7)	12/2022	USD	(625,870)	48,308	—
SOFR 3-Month	(4)	03/2023	USD	(962,550)	21,794	—
South African Rand	(145)	09/2022	USD	(4,226,750)	141,165	—
STOXX Europe 600 Bank Index	(1)	09/2022	EUR	(6,253)	—	(121)
STOXX Europe 600 Index	(7)	09/2022	EUR	(145,320)	2,015	—
Sugar #11	(7)	09/2022	USD	(140,258)	—	(318)
Sugar #11	(37)	02/2023	USD	(736,389)	5,279	—
Sugar #11	(2)	02/2023	USD	(39,805)	18	—
Sugar #11	(1)	04/2023	USD	(19,320)	—	(125)
Swiss Franc	(37)	09/2022	USD	(4,743,863)	113,717	—
U.S. Long Bond	(20)	12/2022	USD	(2,716,875)	22,280	—
U.S. Long Bond	(15)	12/2022	USD	(2,037,656)	21,074	—
U.S. Long Bond	(13)	12/2022	USD	(1,765,969)	8,301	—
U.S. Treasury 10-Year Note	(48)	12/2022	USD	(5,611,500)	40,431	—
U.S. Treasury 10-Year Note	(43)	12/2022	USD	(5,026,969)	24,891	—
U.S. Treasury 2-Year Note	(130)	12/2022	USD	(27,082,656)	71,821	—
U.S. Treasury 2-Year Note	(67)	12/2022	USD	(13,957,984)	23,986	—
U.S. Treasury 5-Year Note	(82)	12/2022	USD	(9,087,266)	46,410	—
U.S. Treasury 5-Year Note	(55)	12/2022	USD	(6,095,117)	27,431	—
U.S. Treasury Ultra 10-Year Note	(172)	12/2022	USD	(21,532,250)	161,385	—
U.S. Treasury Ultra 10-Year Note	(23)	12/2022	USD	(2,879,313)	19,815	—
U.S. Treasury Ultra 10-Year Note	(23)	12/2022	USD	(2,879,313)	16,218	—
U.S. Ultra Treasury Bond	(38)	12/2022	USD	(5,681,000)	14,024	—
U.S. Ultra Treasury Bond	(15)	12/2022	USD	(2,242,500)	—	(100)
U.S. Ultra Treasury Bond	(5)	12/2022	USD	(747,500)	—	(708)
U.S. Ultra Treasury Bond	(10)	12/2022	USD	(1,495,000)	—	(960)
Wheat	(1)	12/2022	USD	(41,575)	—	(877)
Wheat	(2)	12/2022	USD	(91,250)	—	(3,042)
Wheat	(4)	12/2022	USD	(182,500)	—	(9,672)
Wheat	(15)	12/2022	USD	(623,625)	—	(18,436)
Wheat	(1)	03/2023	USD	(42,388)	—	(877)
WIG 20 Index	(43)	09/2022	PLN	(1,315,800)	18,624	—
Total					5,135,229	(213,331)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Broadcom, Inc.	Goldman Sachs	USD	1,048,131	21	550.00	12/16/2022	74,485	37,590
Broadcom, Inc.	Goldman Sachs	USD	299,466	6	520.00	12/16/2022	21,311	17,700
ironSource Ltd.	Goldman Sachs	USD	116,974	286	5.00	12/16/2022	24,604	12,870
iShares Expanded Tech-Software Sector ETF	Goldman Sachs	USD	253,152	9	320.00	11/18/2022	13,012	4,005
iShares Russell 2000 Growth ETF	Goldman Sachs	USD	182,104	8	250.00	11/18/2022	6,535	3,480
Unity Software, Inc.	Goldman Sachs	USD	213,600	50	60.00	10/21/2022	36,940	4,925
Unity Software, Inc.	Goldman Sachs	USD	76,896	18	60.00	11/18/2022	16,962	3,771
Zendesk, Inc.	Goldman Sachs	USD	1,842,480	240	80.00	10/21/2022	12,228	3,000
Total							206,077	87,341

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	53

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Twitter, Inc.	Goldman Sachs	USD	515,375	133	30.00	10/21/2022	30,130	14,630
Zendesk, Inc.	Goldman Sachs	USD	199,602	26	70.00	09/16/2022	1,967	1,625
Total							32,097	16,255

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Aerojet Rocketdyne Holdings, Inc.	Goldman Sachs	USD	(551,296)	(128)	40.00	12/16/2022	(61,066)	(64,640)
Willis Towers Watson PLC	Goldman Sachs	USD	(889,369)	(43)	220.00	9/16/2022	(21,430)	(1,720)
Zendesk, Inc	Goldman Sachs	USD	(1,842,480)	(240)	85.00	10/21/2022	(2,134)	(3,600)
Total							(84,630)	(69,960)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 1.390%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Citi	09/28/2025	USD	12,000,000	(451,272)	—	—	—	(451,272)
3-Month USD LIBOR	Fixed rate of 1.870%	Receives Quarterly, Pays SemiAnnually	Citi	09/28/2053	USD	1,000,000	201,712	—	—	201,712	—
Total							(249,560)	—	—	201,712	(451,272)

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Distell Group Holdings Ltd	1-Month ZAR JIBAR plus 1.500%	Monthly	Goldman Sachs	11/15/2022	ZAR	1,464,890	1,006	(514)	—	—	492	—
Total return on Distell Group Holdings Ltd	1-Month ZAR JIBAR plus 1.500%	Monthly	Goldman Sachs	11/15/2022	ZAR	471,410	324	(166)	—	—	158	—
Total return on Distell Group Holdings Ltd	1-Month ZAR JIBAR plus 1.500%	Monthly	Goldman Sachs	11/15/2022	ZAR	4,660,890	3,201	(3,116)	—	—	85	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	187,530	2,151	(403)	—	—	1,748	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	124,820	1,432	(268)	—	—	1,164	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	109,273	1,253	(375)	—	—	878	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	77,665	890	(133)	—	—	757	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	62,924	722	(120)	—	—	602	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	54,818	629	(97)	—	—	532	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	54,494	625	(94)	—	—	531	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	55,387	635	(119)	—	—	516	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
54	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	55,118	632	(118)	—	—	514	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	47,274	542	(81)	—	—	461	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	49,470	567	(106)	—	—	461	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	43,087	494	(86)	—	—	408	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	49,691	570	(170)	—	—	400	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	43,853	503	(150)	—	—	353	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	37,312	428	(80)	—	—	348	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	35,945	412	(77)	—	—	335	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	23,905	274	(41)	—	—	233	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	22,934	263	(49)	—	—	214	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	9,922	114	(21)	—	—	93	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	8,406	97	(29)	—	—	68	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	7,142	82	(15)	—	—	67	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	4,922	56	(9)	—	—	47	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/03/2023	GBP	1,722	20	(3)	—	—	17	—
Total							17,922	(6,440)	—	—	11,482	—

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Month ZAR JIBAR	Johannesburg Interbank Average Rate	5.600%
3-Month USD LIBOR	London Interbank Offered Rate	3.100%
SONIA	Sterling Overnight Index Average	1.690%
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2022, the total value of these securities amounted to $84,692,230, which represents 15.85% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2022.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2022.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	55

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Notes to Consolidated Portfolio of Investments  (continued)
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Non-income producing investment.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2022, the total value of these securities amounted to $11,188,276, which represents 2.09% of total net assets.
(g)	Valuation based on significant unobservable inputs.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(j)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2022.
(k)	Zero coupon bond.
(l)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(m)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2022, the total value of these securities amounted to $42,167, which represents 0.01% of total net assets.
(n)	Principal and interest may not be guaranteed by a governmental entity.
(o)	Represents a security purchased on a when-issued basis.
(p)	Represents a security purchased on a forward commitment basis.
(q)	The stated interest rate represents the weighted average interest rate at August 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(r)	At August 31, 2022, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
athenahealth Group, Inc. Delayed Draw Term Loan 02/15/2029 3.500%	11,000

(s)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(t)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	140,760,522	569,700,033	(523,935,425)	(6,184)	186,518,946	(54,099)	982,431	186,612,253
Abbreviation Legend
ADR	American Depositary Receipt
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
CVR	Contingent Value Rights
FGIC	Financial Guaranty Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
56	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Yuan Offshore Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the consolidated financial statements – Security valuation.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	57

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	16,636,259	—	16,636,259
Commercial Mortgage-Backed Securities - Agency	—	2,172,057	—	2,172,057
Commercial Mortgage-Backed Securities - Non-Agency	—	13,602,911	—	13,602,911
Common Stocks
Communication Services	11,797,822	—	—	11,797,822
Consumer Discretionary	5,297,065	—	3,795,141	9,092,206
Consumer Staples	—	898,443	—	898,443
Financials	11,125,197	901,675	—	12,026,872
Health Care	22,887,010	1,625,573	1,563,986	26,076,569
Industrials	10,019,318	3,672,492	—	13,691,810
Information Technology	29,265,466	612,794	3,862,230	33,740,490
Materials	1,322,593	—	1,388,911	2,711,504
Real Estate	2,470,715	—	—	2,470,715
Utilities	5,483,877	956,869	—	6,440,746
Total Common Stocks	99,669,063	8,667,846	10,610,268	118,947,177
Convertible Bonds	—	3,153,736	—	3,153,736
Convertible Preferred Stocks
Communication Services	—	461,170	—	461,170
Financials	—	74,688	—	74,688
Health Care	—	399,159	—	399,159
Information Technology	—	47,450	—	47,450
Utilities	—	1,867,411	—	1,867,411
Total Convertible Preferred Stocks	—	2,849,878	—	2,849,878
Corporate Bonds & Notes	—	87,258,020	—	87,258,020
Foreign Government Obligations	—	28,990,756	—	28,990,756
Limited Partnerships
Energy	321,386	—	—	321,386
Total Limited Partnerships	321,386	—	—	321,386
Municipal Bonds	—	610,327	—	610,327
Preferred Debt	189,319	—	—	189,319
Preferred Stocks
Financials	479,422	—	—	479,422
Total Preferred Stocks	479,422	—	—	479,422
Residential Mortgage-Backed Securities - Agency	—	22,787,859	—	22,787,859
Residential Mortgage-Backed Securities - Non-Agency	—	32,785,828	556,698	33,342,526
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
58	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Rights
Health Care	—	—	21,310	21,310
Total Rights	—	—	21,310	21,310
Senior Loans	—	7,757,175	138,649	7,895,824
Treasury Bills	5,466,370	—	—	5,466,370
U.S. Government & Agency Obligations	—	767,219	—	767,219
U.S. Treasury Obligations	6,876,493	—	—	6,876,493
Options Purchased Calls	87,341	—	—	87,341
Options Purchased Puts	16,255	—	—	16,255
Money Market Funds	186,518,946	—	—	186,518,946
Total Investments in Securities	299,624,595	228,039,871	11,326,925	538,991,391
Investments in Securities Sold Short
Common Stocks
Consumer Discretionary	(236,146)	—	—	(236,146)
Financials	(88,647)	—	—	(88,647)
Health Care	—	—	(20,890)	(20,890)
Industrials	(248,584)	(749,462)	—	(998,046)
Information Technology	(1,644,825)	—	—	(1,644,825)
Real Estate	(2,397,067)	—	—	(2,397,067)
Total Common Stocks	(4,615,269)	(749,462)	(20,890)	(5,385,621)
Exchange-Traded Equity Funds	(419,212)	—	—	(419,212)
Total Investments in Securities Sold Short	(5,034,481)	(749,462)	(20,890)	(5,804,833)
Total Investments in Securities, Net of Securities Sold Short	294,590,114	227,290,409	11,306,035	533,186,558
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	4,388,831	—	4,388,831
Futures Contracts	5,458,879	—	—	5,458,879
Swap Contracts	—	213,194	—	213,194
Liability
Forward Foreign Currency Exchange Contracts	—	(2,132,297)	—	(2,132,297)
Futures Contracts	(1,077,393)	—	—	(1,077,393)
Options Contracts Written	(69,960)	—	—	(69,960)
Swap Contracts	—	(451,272)	—	(451,272)
Total	298,901,640	229,308,865	11,306,035	539,516,540
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2022 ($)
Commercial Mortgage-Backed Securities - Non-Agency	319,510	—	—	—	—	—	—	(319,510)	—
Common Stocks	4,955,424	—	527,697	(267,849)	9,882,538	(6,898,137)	2,410,595	—	10,610,268
Residential Mortgage-Backed Securities - Non-Agency	—	187	—	(163)	556,674	—	—	—	556,698
Rights	—	—	—	21,310	—	—	-	—	21,310
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	59

Consolidated Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
	Balance as of 08/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2022 ($)
Senior Loans	—	(33)	—	(12,645)	—	(9,472)	160,799	—	138,649
Common Stocks - Investments Sold Short	—	—	—	(885)	—	(20,005)	—	—	(20,890)
Total Return Swap Contracts	2,209	—	—(b)	(2,209)	—	—	—	—	—
Total	5,277,143	154	527,697	(262,441)	10,439,212	(6,927,614)	2,571,394	(319,510)	11,306,035
Derivative instruments are valued at unrealized appreciation (depreciation).
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2022 was $112,238, which is comprised of Common Stocks $104,621, Residential Mortgage-Backed Securities — Non-Agency of $(163), Rights of $21,310, Senior Loans of $(12,645) and Common Stocks - Investments Sold Short of $(885).
(b) The realized gain (loss) earned on Total Return Swap Contracts during the period was $4,611.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain common shares and rights classified as Level 3 securities are valued using an income approach and considered estimates of future distributions from the company. Significant increases (decreases) to any of these estimates would have resulted in a significantly higher (lower) fair value measurement.
Certain senior loans and residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
Financial Assets were transferred from Level 1 to Level 3 due to lack of an active market. As a result, as of period end, management determined to fair value the securities under consistently applied procedures established by and under the general supervision of the Board of Trustees.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
60	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $376,114,278)	$352,368,849
Affiliated issuers (cost $186,528,169)	186,518,946
Options purchased (cost $238,174)	103,596
Cash	37,281
Foreign currency (cost $107,269)	105,558
Cash collateral held at broker for:
Forward foreign currency exchange contracts	2,890,000
Other(a)	5,897,799
Margin deposits on:
Futures contracts	12,066,676
Swap contracts	280,027
Unrealized appreciation on forward foreign currency exchange contracts	4,388,831
Unrealized appreciation on swap contracts	11,482
Receivable for:
Investments sold	1,001,901
Investments sold on a delayed delivery basis	19,847,118
Capital shares sold	785,124
Dividends	370,704
Interest	1,738,808
Foreign tax reclaims	30,396
Variation margin for futures contracts	876,098
Variation margin for swap contracts	11,191
Prepaid expenses	7,456
Trustees’ deferred compensation plan	81,673
Total assets	589,419,514
Liabilities
Securities sold short, at value (proceeds $5,816,744)	5,804,833
Option contracts written, at value (premiums received $84,630)	69,960
Unrealized depreciation on forward foreign currency exchange contracts	2,132,297
Payable for:
Investments purchased	4,582,200
Investments purchased on a delayed delivery basis	41,130,998
Capital shares purchased	526,998
Dividends and interest on securities sold short	3,460
Variation margin for futures contracts	549,810
Management services fees	16,070
Transfer agent fees	45,981
Compensation of board members	13,476
Other expenses	92,878
Trustees’ deferred compensation plan	81,673
Total liabilities	55,050,634
Net assets applicable to outstanding capital stock	$534,368,880
Represented by
Paid in capital	586,148,528
Total distributable earnings (loss)	(51,779,648)
Total - representing net assets applicable to outstanding capital stock	$534,368,880
Institutional Class
Net assets	$534,368,880
Shares outstanding	54,559,021
Net asset value per share	$9.79

(a)	Includes collateral related to options purchased, options contracts written, forward foreign currency exchange contracts, swap contracts and securities sold short.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	61

Consolidated Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$957,392
Dividends — affiliated issuers	982,431
Interest	7,464,191
Foreign taxes withheld	(39,581)
Total income	9,364,433
Expenses:
Management services fees	5,796,605
Transfer agent fees
Institutional Class	527,614
Compensation of board members	19,745
Custodian fees	127,872
Printing and postage fees	69,818
Registration fees	51,680
Audit fees	55,910
Legal fees	16,053
Interest on collateral	20,077
Dividends and interest on securities sold short	191,614
Compensation of chief compliance officer	125
Other	19,548
Total expenses	6,896,661
Net investment income	2,467,772
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,216,480
Investments — affiliated issuers	(54,099)
Foreign currency translations	569,617
Forward foreign currency exchange contracts	3,093,534
Futures contracts	31,845,607
Options purchased	(53,638)
Options contracts written	206,793
Securities sold short	(5,483,723)
Swap contracts	87,707
Net realized gain	31,428,278
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(31,736,943)
Investments — affiliated issuers	(6,184)
Foreign currency translations	(109,088)
Forward foreign currency exchange contracts	3,252,408
Futures contracts	3,833,421
Options purchased	(385,726)
Options contracts written	14,670
Securities sold short	5,412,016
Swap contracts	(356,626)
Foreign capital gains tax	906
Net change in unrealized appreciation (depreciation)	(20,081,146)
Net realized and unrealized gain	11,347,132
Net increase in net assets resulting from operations	$13,814,904
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
62	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Consolidated Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income	$2,467,772	$1,135,274
Net realized gain	31,428,278	22,145,903
Net change in unrealized appreciation (depreciation)	(20,081,146)	(3,771,194)
Net increase in net assets resulting from operations	13,814,904	19,509,983
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(7,521,528)	(4,299,584)
Total distributions to shareholders	(7,521,528)	(4,299,584)
Increase in net assets from capital stock activity	3,155,658	29,342,444
Total increase in net assets	9,449,034	44,552,843
Net assets at beginning of year	524,919,846	480,367,003
Net assets at end of year	$534,368,880	$524,919,846

	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	13,339,999	128,899,389	10,946,873	105,214,445
Distributions reinvested	797,617	7,521,528	454,502	4,299,584
Redemptions	(13,831,115)	(133,265,259)	(8,383,221)	(80,171,585)
Net increase	306,501	3,155,658	3,018,154	29,342,444
Total net increase	306,501	3,155,658	3,018,154	29,342,444
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	63

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended August 31,
	2022	2021	2020	2019	2018
Per share data
Net asset value, beginning of period	$9.68	$9.38	$9.36	$9.08	$9.03
Income (loss) from investment operations:
Net investment income	0.05	0.02	0.08	0.22	0.11
Net realized and unrealized gain (loss)	0.20	0.36	0.13	0.19	(0.06)
Total from investment operations	0.25	0.38	0.21	0.41	0.05
Distributions to shareholders
Distributions from net investment income	(0.14)	(0.08)	(0.19)	(0.13)	—
Total distributions to shareholders	(0.14)	(0.08)	(0.19)	(0.13)	—
Net asset value, end of period	$9.79	$9.68	$9.38	$9.36	$9.08
Total return	2.60%	4.12%	2.34%	4.62%	0.55%
Ratios to average net assets
Total gross expenses(a)	1.31%(b),(c)	1.36%(b),(c)	1.39%(b)	1.27%	1.34%(b)
Total net expenses(a),(d)	1.31%(b),(c)	1.36%(b),(c)	1.39%(b)	1.27%	1.34%(b)
Net investment income	0.47%	0.23%	0.91%	2.43%	1.18%
Supplemental data
Net assets, end of period (in thousands)	$534,369	$524,920	$480,367	$502,726	$570,839
Portfolio turnover	171%	203%	188%	226%	256%

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	8/31/2022	8/31/2021	8/31/2020	8/31/2019	8/31/2018
Institutional Class	0.04%	0.10%	0.10%	—%	0.07%

(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
64	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Notes to Consolidated Financial Statements
August 31, 2022
Note 1. Organization
Multi-Manager Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At August 31, 2022, each Subsidiary’s financial statement information is as follows:
	ASGM Offshore Fund, Ltd.	ASMF Offshore Fund, Ltd.
% of consolidated fund net assets	1.85%	1.26%
Net assets	$9,908,617	$6,749,322
Net investment income (loss)	(59,054)	(77,295)
Net realized gain (loss)	9,178,888	3,424,354
Net change in unrealized appreciation (depreciation)	113,488	(322,819)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates, and to group retirement plan recordkeeping platforms that have an agreement with (i) Columbia Management Investment Distributors, Inc. or an affiliate thereof that specifically authorizes the group retirement plan recordkeeper to offer and/or service Institutional 3 Class shares within such platform, provided also that Fund shares are held in an omnibus account and (ii) Wilshire Associates, appointed or serving as investment manager or consultant to the recordkeeper’s group retirement platform. The Fund does not currently offer Institutional 3 Class shares. The Fund offers the share class listed in the Consolidated Statement of Assets and Liabilities which is not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	65

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
66	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	67

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to generate total return through long and short positions versus the U.S. dollar and to generate alpha. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
68	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, the commodities market, the government bond market, the currency market and to generate alpha. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	69

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to gain exposure to or protect itself from market rate changes and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate and to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying
70	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2022:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	330,371*
Equity risk	Investments, at value — Options Purchased	103,596
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	11,482*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	4,388,831
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,994,171*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,267,784*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	201,712*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	866,553*
Total		10,164,500

	Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	320,699*
Equity risk	Options contracts written, at value	69,960
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,132,297
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	53,704*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	268,912*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	451,272*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	434,078*
Total		3,730,922

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	71

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended August 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	12,620,422	—	—	(5,775)	12,614,647
Equity risk	—	(6,248,699)	206,793	(53,638)	123,694	(5,971,850)
Foreign exchange risk	3,093,534	3,900,028	—	—	—	6,993,562
Interest rate risk	—	21,573,856	—	—	(30,212)	21,543,644
Total	3,093,534	31,845,607	206,793	(53,638)	87,707	35,180,003

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(204,941)	—	—	—	(204,941)
Equity risk	—	(927,835)	14,670	(385,726)	(130,541)	(1,429,432)
Foreign exchange risk	3,252,408	2,494,929	—	—	—	5,747,337
Interest rate risk	—	2,471,268	—	—	(226,085)	2,245,183
Total	3,252,408	3,833,421	14,670	(385,726)	(356,626)	6,358,147
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	96,963,569
Futures contracts — short	586,056,626

Derivative instrument	Average value ($)*
Options contracts — purchased	182,796
Options contracts — written	(30,483)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	3,206,381	(2,613,979)
Interest rate swap contracts	131,410	(293,584)
Total return swap contracts	19,081	(49,591)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2022.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur
72	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Consolidated Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	73

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, the collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security and may receive rebate income from the investment of collateral. The net amount of income or fees is included in "Interest income" (for net income received) or “Dividends and interest on securities sold short” (for net expense) in the Consolidated Statement of Operations. A short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
74	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2022:
	ANZ Securities ($)	Barclays ($)	BNY Capital Markets ($)	BMO Capital Markets Corp ($)	Citi ($)	Citi ($)(a)	CIBC ($)(a)	Goldman Sachs ($)(a)	Goldman Sachs ($)(a)	HSBC ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)	RBC Capital Markets ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (b)	-	-	-	-	11,191	-	-	-	-	-	-	-	-	-	-	-	-	11,191
Forward foreign currency exchange contracts	37,298	59,597	287	7,897	-	136,694	128,663	532,517	46,194	165,945	2,049,447	233,879	215,008	93,771	32,905	510,862	137,867	4,388,831
Options purchased calls	-	-	-	-	-	-	-	87,341	-	-	-	-	-	-	-	-	-	87,341
Options purchased puts	-	-	-	-	-	-	-	16,255	-	-	-	-	-	-	-	-	-	16,255
OTC total return swap contracts (c)	-	-	-	-	-	-	-	11,482	-	-	-	-	-	-	-	-	-	11,482
Total assets	37,298	59,597	287	7,897	11,191	136,694	128,663	647,595	46,194	165,945	2,049,447	233,879	215,008	93,771	32,905	510,862	137,867	4,515,100
Liabilities
Forward foreign currency exchange contracts	-	14,603	-	2,464	-	95,943	87,528	130,617	66,468	92,438	1,023,033	108,223	164,306	16,310	13,046	185,042	132,276	2,132,297
Options contracts written	-	-	-	-	-	-	-	69,960	-	-	-	-	-	-	-	-	-	69,960
Securities borrowed	-	-	-	-	-	-	-	5,804,833	-	-	-	-	-	-	-	-	-	5,804,833
Total liabilities	-	14,603	-	2,464	-	95,943	87,528	6,005,410	66,468	92,438	1,023,033	108,223	164,306	16,310	13,046	185,042	132,276	8,007,090
Total financial and derivative net assets	37,298	44,994	287	5,433	11,191	40,751	41,135	(5,357,815)	(20,274)	73,507	1,026,414	125,656	50,702	77,461	19,859	325,820	5,591	(3,491,990)
Total collateral received (pledged) (d)	-	-	-	-	-	-	-	(5,357,815)	-	-	-	-	-	-	-	-	-	(5,357,815)
Net amount (e)	37,298	44,994	287	5,433	11,191	40,751	41,135	-	(20,274)	73,507	1,026,414	125,656	50,702	77,461	19,859	325,820	5,591	1,865,825

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Consolidated Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Notes to Consolidated Financial Statements  (continued)
August 31, 2022
Multi-Manager Alternative Strategies Fund | Annual Report 2022	75

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Consolidated Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
76	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2022 was 1.10% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with AlphaSimplex Group, LLC, Manulife Investment Management (US) LLC, TCW Investment Management Company LLC and Water Island Capital, LLC, each of which subadvises a portion of the assets of the Fund. Effective January 12, 2022, the Investment Manager has entered into a Subadvisory Agreement with Crabel Capital Management, LLC to serve as a subadviser to a portion of the assets of the Fund. Prior to January 12, 2022, AQR Capital Management, LLC served as a subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	77

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was as follows:
Effective rate (%)
Institutional Class	0.10
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
78	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2022 through December 31, 2022	Prior to January 1, 2022
Institutional Class	1.37%	1.43%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, investments in partnerships and/or grantor trusts, investments in certain convertible securities, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, non-deductible expenses, investments in commodity subsidiaries, re-characterization of distributions for investments, passive foreign investment company (pfic) holdings, deemed distributions and foreign capital gains tax. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
4,799,570	(6,032,529)	1,232,959
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,521,528	—	7,521,528	4,299,584	—	4,299,584
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	79

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
23,154,570	—	(8,594,898)	(59,085,869)
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
600,990,220	6,220,780	(65,306,649)	(59,085,869)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(8,594,898)	(8,594,898)	15,923,200
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $706,540,782 and $638,877,890, respectively, for the year ended August 31, 2022, of which $233,096,428 and $222,873,275, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
80	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended August 31, 2022.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	81

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
82	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At August 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	83

Notes to Consolidated Financial Statements  (continued)
August 31, 2022
Short selling risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
84	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Multi-Manager Alternative Strategies Fund and its subsidiaries (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related consolidated statement of operations for the year ended August 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the consolidated financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	85

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction
10.23%	10.82%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
86	Multi-Manager Alternative Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Multi-Manager Alternative Strategies Fund | Annual Report 2022	87

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
88	Multi-Manager Alternative Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Multi-Manager Alternative Strategies Fund | Annual Report 2022	89

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
90	Multi-Manager Alternative Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	91

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
92	Multi-Manager Alternative Strategies Fund | Annual Report 2022

 Approval of Management and SubadvisoryAgreements
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Alternative Strategies Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements between the Investment Manager and each of AlphaSimplex Group, LLC (AlphaSimplex), Crabel Capital Management, LLC (Crabel), Manulife Investment Management (US) LLC (Manulife), TCW Investment Management Company LLC (TCW) and Water Island Capital, LLC (Water Island), the Fund’s subadvisers provide portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the subadvisory agreements. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements (defined below).
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement and the subadvisory agreements (collectively, the Subadvisory Agreements) with each of AlphaSimplex, Manulife, TCW and Water Island (collectively, the Subadvisers) for additional one-year terms. The Board, at its September 16, 2021 Board meeting, approved the engagement of Crabel as a subadviser to the Fund for an initial two-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Management Agreement and the Subadvisory Agreements (collectively, the Advisory Agreements). Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
Multi-Manager Alternative Strategies Fund | Annual Report 2022	93

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who
94	Multi-Manager Alternative Strategies Fund | Annual Report 2022

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the Fund’s subadvisers) had been taken to help improve the Fund’s performance.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring such Subadvisers’ performance. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadvisers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Multi-Manager Alternative Strategies Fund | Annual Report 2022	95

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide comparable subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and each of the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
96	Multi-Manager Alternative Strategies Fund | Annual Report 2022

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Multi-Manager Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN100_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia Balanced Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Balanced Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Balanced Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks high total return by investing in common stocks and debt securities.
Portfolio management
Guy Pope, CFA
Lead Portfolio Manager
Managed Fund since 1997
Jason Callan
Portfolio Manager
Managed Fund since 2018
Gregory Liechty
Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Portfolio Manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	-12.57	6.96	8.48
	Including sales charges		-17.59	5.70	7.84
Advisor Class*		11/08/12	-12.36	7.22	8.76
Class C	Excluding sales charges	10/13/03	-13.23	6.16	7.67
	Including sales charges		-14.03	6.16	7.67
Institutional Class		10/01/91	-12.36	7.22	8.75
Institutional 2 Class		03/07/11	-12.32	7.27	8.84
Institutional 3 Class*		11/08/12	-12.27	7.32	8.88
Class R		09/27/10	-12.78	6.69	8.22
Blended Benchmark			-11.07	7.53	8.49
S&P 500 Index			-11.23	11.82	13.08
Bloomberg U.S. Aggregate Bond Index			-11.52	0.52	1.35
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom composite consisting of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Balanced Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2022)
Asset-Backed Securities — Non-Agency	6.8
Commercial Mortgage-Backed Securities - Non-Agency	6.1
Common Stocks	53.3
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	7.2
Exchange-Traded Equity Funds	0.8
Foreign Government Obligations	0.0(a)
Money Market Funds	7.4
Residential Mortgage-Backed Securities - Agency	7.3
Residential Mortgage-Backed Securities - Non-Agency	10.8
Senior Loans	0.0(a)
U.S. Treasury Obligations	0.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Balanced Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2022, Class A shares of Columbia Balanced Fund returned -12.57% excluding sales charges. The Fund’s Blended Benchmark returned -11.07%. During the same 12-month period, the Fund’s equity benchmark, the S&P 500 Index, returned -11.23% while the Fund’s fixed-income benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -11.52%.
Market overview
U.S. equities fell in 2022 from record highs, ending three consecutive years of robust gains. Lingering COVID-19 Omicron-related worries were a headwind, as were fears around inflation, durability of growth and the end of more than a decade of easy monetary policy coming from the Fed and other global central banks.  Volatility and risk-off sentiment spiked as investor concerns expanded to include ramifications of a prolonged Russia-Ukraine conflict. Commodity prices surged, particularly for oil and wheat, as the conflict in eastern Europe escalated into war and further complicated global supply chains.  Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat. Despite mostly resilient corporate earnings reports, equities continued a choppy decline. Investor sentiment was dominated by an increasing focus on persistent inflation, the ongoing war in Ukraine, slowing economic growth leading to a possible recession and continued supply-chain snarls.
Relative to August 2021, interest rates have increased, the yield curve has flattened, and credit spreads have widened. Credit-related sectors produced negative absolute returns and negative excess returns relative to U.S. Treasuries over the 12-month period ended August 31, 2022. On an excess returns basis, emerging market bonds performed the worst, followed by high-yield corporates and lower rated investment-grade corporates. Commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) outperformed other sectors during the period, although the sectors still generated negative excess returns. Shorter duration bonds outperformed longer duration bonds.
The Fed’s monetary policy is shifting from accommodative to restrictive in an effort to tame historically elevated inflation. The Fed has raised its policy rate to a range of 2.25%-2.50% and has begun to decrease the size of its balance sheet by letting a combined $47.5 billion of Treasuries and agency mortgage-backed securities (MBS) runoff per month. The runoff cap is expected to increase to $95 billion per month in September 2022. However, inflation remains well above the Fed’s goal of 2% and further tightening is expected. The most recent projections from the June Federal Open Market Committee meeting show that all 18 Fed officials expect to raise rates to at least 3% this year, while financial markets expect the target rate range to be about 3.50%-3.75% by year end. Given the likely trajectory of the fed funds target rate, short-term Treasury yields moved sharply higher over the year, while longer term yields also rose, albeit to a lesser degree. The slope of the yield curve flattened considerably, and inverted between certain tenors, as economic growth concerns increased.
Within the short-term investment-grade corporate market, lower rated securities outperformed higher quality securities and all ratings buckets generated positive excess returns. The trend was reversed in longer term investment-grade corporate markets, with higher rated securities outperforming lower quality securities and excess returns for all ratings buckets being negative.
The Fund’s notable detractors during the period
•	Stock selection within the financials and consumer discretionary sectors detracted from performance versus the benchmark during the period.
•	An overweighted allocation to the communication services sector also weighed on results versus the benchmark.
•	Shares of cable and broadband provider Comcast Corp. declined during the period. Struggling against the rising tide of streaming services, Comcast continued to lose subscribers quarter over quarter. Comcast has taken strides to pivot is business to more profitable endeavors, namely its streaming service Peacock.
•	Medtronic was also a relative detractor. The company’s shares had significantly underperformed through the first five months of 2022, and the Fund sold the long-term holding after losing conviction that the leading medical device company would begin to thrive again in the post-COVID normalization period.
•	Adobe, Inc., a provider of software solutions for creative and marketing professionals, saw its share price tumble during the period along with many other higher growth technology names, as investors rotated away from growth to value on concerns of higher inflation and a slowing economy.
Columbia Balanced Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Shares of camera and social media company Snap, Inc. moved lower during the period as the company reported earnings which came in below expectations and provided weaker-than-expected guidance. The company pointed to headwinds stemming from global supply chain issues that placed pressure on overall advertising budgets as a reason for the shortfall in guidance. Snap also attributed the shortfall in forward-looking guidance to increased headwinds related to changes made in the way Apple, Inc. tracks how users interact with mobile advertising campaigns. We considered this level of change a violation of our investment thesis and, therefore, sold out of the Fund’s position in Snap.
•	Within the fixed-income portion of the Fund, overweight exposure to credit sectors, such as non-agency MBS, ABS, CMBS, and high-yield corporates, and an underweight allocation to government sectors, hurt relative performance as all credit-related sectors generated negative excess returns during the period.
•	The duration and yield curve positioning in the fixed-income portion of the Fund shifted during the period, the net impact of which detracted from relative performance.
○	At the beginning of the period, the Fund’s duration was slightly shorter than that of the benchmark. As 2022 progressed, we believed the chances of recession were increasing and extended the Fund’s duration to be longer than that of the benchmark.
○	This was also reflected in the Fund’s yield curve positioning, as exposure to shorter maturities decreased while exposure to longer maturities increased over the period. Compared to August 31, 2021, the 2-year Treasury yield increased 328 basis points (bps) from 0.21% to 3.49% while the 10-year Treasury yield rose 188 bps from 1.31% to 3.19%. (A basis point is 1/100 of a percent.) The slope of the yield curve flattened considerably, and inverted between certain tenors, as economic growth concerns increased. The yield difference between the 10-year Treasury and the 2-year Treasury was -30 bps in August 2022 versus 110 bps in the prior year.
The Fund’s notable contributors during the period
•	Within the equity portion of the Fund, stock selection within the health care, information technology, materials and communication services sectors was beneficial to Fund performance relative to the benchmark during the period.
•	An overweight to the energy sector, as well as an underweighted allocation to the consumer discretionary sector, contributed to relative performance during the period.
•	The Fund’s cash position (while small, as it typically is, at less than 2%) also helped during a down period for equities.
•	All three of the Fund’s holdings in the energy sector were top relative contributors as energy was by far the best performing sector during the period. Chevron Corp., EOG Resources, Inc. and Canadian Natural Resources LTD all benefitted from the strong oil market during the Fund’s fiscal year, particularly the first half of 2022.
•	A position in Raytheon Technologies Corp. was also additive to Fund performance relative to the benchmark. Execution for the aerospace and defense company remained very solid with margin progress in its aerospace segment continuing, while the near-term weakness in its defense segment was trumped by building long-term demand drivers for the conflict in Ukraine.
•	In the health care sector, Fund holdings Vertex Pharmaceuticals Incorporated and Eli Lily and Company performed well.
○	Vertex Pharmaceuticals, a leading biotech company, is focused on developing innovative medicines. The company’s key cystic fibrosis therapy, Trikafta, continued to gain penetration outside of U.S. markets as well as among younger populations. Overall, Vertex continued to deliver solid operational performance and pipeline visibility increased during the period with multiple late-stage programs in development.
○	Eli Lilly’s drug Tirzepatide has a best-in-class profile in the treatment of both type 2 diabetes and obesity. Today, there are 100 million patients with obesity in the United States and less than 3% receive any care. Given the robust clinical data for Tirzepatide in the treatment of obesity, Eli Lilly has an opportunity to make a major difference in this population and help prevent downstream issues such as diabetes.
•	Within the fixed-income portion of the Fund, positioning within the agency MBS and investment-grade corporate sectors were additive to relative performance.
6	Columbia Balanced Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Agency MBS generated negative excess returns over the year, which was beneficial to performance as the Fund was underweight the sector. Early in the period we decreased the Fund’s exposure to the sector because we believed that mortgages faced headwinds due, in part, to heightened interest rate volatility and the potential slowing of purchases by the Fed. Positioning within the sector was also additive to relative performance as the Fund was underweight lower coupons, which underperformed by the widest margin.
○	Investment-grade corporate performance lagged Treasuries over the period as well. The Fund had less exposure to the sector versus the benchmark, which was additive to relative performance, as we believed other sectors were more attractive.
Derivatives usage
The fixed-income portion of the Fund used Treasury futures to help maintain its targeted duration, as well as the Fund’s yield curve exposures. The net impact of utilizing these derivatives was negative for Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Balanced Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	905.60	1,020.52	4.47	4.74	0.93
Advisor Class	1,000.00	1,000.00	906.90	1,021.78	3.27	3.47	0.68
Class C	1,000.00	1,000.00	902.30	1,016.74	8.06	8.54	1.68
Institutional Class	1,000.00	1,000.00	906.80	1,021.78	3.27	3.47	0.68
Institutional 2 Class	1,000.00	1,000.00	907.00	1,021.98	3.08	3.26	0.64
Institutional 3 Class	1,000.00	1,000.00	907.30	1,022.23	2.84	3.01	0.59
Class R	1,000.00	1,000.00	904.60	1,019.26	5.66	6.01	1.18
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Balanced Fund | Annual Report 2022

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACM Auto Trust(a)
Subordinated Series 2022-1A Class C
04/20/2029	5.480%	10,625,000	10,533,091
ALM Ltd.(a),(b)
Series 2022-20A Class A2
3-month Term SOFR + 2.000% Floor 2.000% 07/15/2037	3.035%	8,450,000	8,032,190
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	18,025,000	17,784,851
Subordinated Series 2021-1 Class C
03/15/2027	0.830%	8,225,000	8,073,355
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	3,850,000	3,591,256
Apidos CLO XI(a),(b)
Series 2012-11A Class BR3
3-month USD LIBOR + 1.650% Floor 1.650% 04/17/2034	4.390%	12,575,000	12,069,083
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	3.860%	5,925,000	5,796,179
Aqua Finance Trust(a)
Series 2021-A Class A
07/17/2046	1.540%	4,367,229	4,048,703
Ares LVIII CLO Ltd.(a),(b)
Series 2020-58A Class DR
3-month Term SOFR + 3.200% Floor 3.200% 01/15/2035	5.528%	3,025,000	2,750,917
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	3.962%	3,450,000	3,315,809
Avant Loans Funding Trust(a)
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	2,100,000	1,939,284
Bain Capital Credit CLO Ltd.(a),(b)
Series 2021-7A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 01/22/2035	4.409%	15,750,000	14,959,192
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A1
3-month USD LIBOR + 1.000% 04/20/2031	3.710%	3,450,000	3,398,305
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	4.212%	22,000,000	21,366,312
Basswood Park CLO Ltd.(a),(b)
Series 2021-1A Class A
3-month USD LIBOR + 1.000% Floor 1.000% 04/20/2034	3.710%	6,725,000	6,543,802
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% Floor 1.140% 01/20/2031	3.850%	12,000,000	11,843,748
Carlyle CLO Ltd.(a),(b)
Series C17A Class CR
3-month USD LIBOR + 2.800% 04/30/2031	5.582%	1,925,000	1,767,217
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	4.110%	2,000,000	1,902,952
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	4.160%	21,575,000	20,843,672
Carmax Auto Owner Trust
Subordinated Series 2021-1 Class C
12/15/2026	0.940%	1,650,000	1,517,705
Cascade Funding Mortgage Trust(a)
CMO Series 2021-GRN1 Class A
03/20/2041	1.100%	4,391,009	4,140,540
Crossroads Asset Trust(a)
Subordinated Series 2021-A Class B
06/20/2025	1.120%	1,175,000	1,136,229
Drive Auto Receivables Trust
Subordinated Series 2020-2 Class D
05/15/2028	3.050%	1,875,000	1,843,677
Subordinated Series 2021-2 Class D
03/15/2029	1.390%	22,110,000	20,766,955
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden CLO Ltd.(a),(b)
Series 2018-55A Class A1
3-month USD LIBOR + 1.020% 04/15/2031	3.532%	8,450,000	8,330,830
Dryden Senior Loan Fund(a),(b)
Series 2015-41A Class AR
3-month USD LIBOR + 0.970% Floor 0.970% 04/15/2031	3.482%	13,175,000	12,932,106
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	4.062%	6,025,000	5,798,960
DT Auto Owner Trust(a)
Series 2019-3A Class D
04/15/2025	2.960%	10,025,000	9,947,552
Series 2020-2A Class D
03/16/2026	4.730%	850,000	844,339
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	8,900,000	8,709,328
Subordinated Series 2020-3A Class D
06/15/2026	1.840%	6,125,000	5,822,314
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	8,925,000	8,764,169
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	6,500,000	6,356,992
Subordinated Series 2020-2A Class D
04/15/2026	4.730%	2,200,000	2,198,528
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	3,775,000	3,658,734
Subordinated Series 2021-1A Class D
11/16/2026	1.080%	7,752,000	7,312,869
Subordinated Series 2021-3A Class D
06/15/2027	1.550%	25,630,000	23,167,810
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	1,429,570	1,407,184
Foursight Capital Automobile Receivables Trust(a)
Subordinated Series 2021-1 Class D
03/15/2027	1.320%	5,075,000	4,804,922
Freed ABS Trust(a)
Subordinated Series 2021-1CP Class C
03/20/2028	2.830%	600,000	589,288
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2019-4A Class C
08/15/2025	3.060%	6,125,000	6,050,237
Subordinated Series 2020-1A Class C
11/17/2025	2.720%	9,550,000	9,368,843
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GoldentTree Loan Management US CLO 1 Ltd.(a),(b)
Series 2021-10A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 07/20/2034	3.810%	9,175,000	8,962,103
Hilton Grand Vacations Trust(a)
Series 2018-AA Class A
02/25/2032	3.540%	1,269,484	1,248,049
Series 2019-AA Class A
07/25/2033	2.340%	2,972,299	2,895,689
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	4.160%	25,675,000	24,995,742
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2020-REV1 Class B
10/15/2028	4.494%	10,200,000	10,000,851
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	2,835,270	2,742,661
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 04/19/2033	3.888%	3,025,000	2,974,277
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class BR
3-month Term SOFR + 1.800% Floor 1.800% 10/15/2032	4.128%	16,325,000	15,676,228
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month USD LIBOR + 1.100% Floor 1.100% 10/15/2031	3.612%	13,830,000	13,599,661
MVW Owner Trust(a)
Series 2016-1A Class A
12/20/2033	2.250%	478,201	468,133
Series 2017-1A Class A
12/20/2034	2.420%	2,624,271	2,575,547
NRZ Advance Receivables Trust(a)
Series 2020-T3 Class AT3
10/15/2052	1.317%	4,490,000	4,468,223
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.850% Floor 1.650% 10/20/2030	4.560%	22,575,000	21,844,654

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OHA Credit Funding Ltd.(a),(b)
Series 2019-4A Class AR
3-month USD LIBOR + 1.150% Floor 1.150% 10/22/2036	3.909%	8,625,000	8,432,507
Series 2021-8A Class A
3-month USD LIBOR + 1.190% Floor 1.190% 01/18/2034	3.930%	4,025,000	3,950,928
Pagaya AI Debt Trust(a)
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	4,324,966	3,914,285
Palmer Square Loan Funding Ltd.(a),(b)
Series 2021-4A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/15/2029	4.262%	10,000,000	9,349,350
Race Point IX CLO Ltd.(a),(b)
Series 2015-9A Class A2R
3-month USD LIBOR + 0.450% Floor 1.450% 10/15/2030	3.962%	12,200,000	11,638,715
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	4.062%	3,000,000	2,898,753
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	5,991,296	5,285,815
Santander Consumer Auto Receivables Trust(a)
Subordinated Series 2021-AA Class C
11/16/2026	1.030%	1,275,000	1,172,835
Subordinated Series 2021-AA Class D
01/15/2027	1.570%	1,050,000	962,415
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	5,825,000	5,704,908
Subordinated Series 2020-3 Class D
11/16/2026	1.640%	41,490,000	40,160,876
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	8,025,000	7,739,395
Series 2020-1A Class C
08/21/2028	2.600%	4,850,000	4,390,681
Sierra Timeshare Receivables Funding LLC(a)
Series 2018-2A Class A
06/20/2035	3.500%	898,770	895,713
Series 2018-3A Class A
09/20/2035	3.690%	624,206	615,005
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Theorem Funding Trust(a)
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	4,200,000	3,861,835
United Auto Credit Securitization Trust(a)
Series 2020-1 Class D
02/10/2025	2.880%	4,380,836	4,380,377
Upstart Pass-Through Trust(a)
Series 2021-ST10 Class A
01/20/2030	2.250%	16,545,033	15,826,143
Series 2021-ST2 Class A
04/20/2027	2.500%	1,054,120	1,004,522
Series 2021-ST7 Class A
09/20/2029	1.850%	3,844,747	3,619,260
Series 2021-ST9 Class A
11/20/2029	1.700%	2,165,514	1,994,019
Upstart Securitization Trust(a)
Series 2020-2 Class A
11/20/2030	2.309%	2,330,366	2,280,760
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	2,860,000	2,726,106
Subordinated Series 2021-3 Class B
07/20/2031	1.660%	2,844,000	2,607,087
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	1,457,904	1,426,513
Total Asset-Backed Securities — Non-Agency (Cost $596,769,813)			575,320,650

Commercial Mortgage-Backed Securities - Non-Agency 6.5%

1211 Avenue of the Americas Trust(a)
Series 2015-1211 Class A1A2
08/10/2035	3.901%	7,955,000	7,616,639
American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,614,828	2,573,052
Series 2014-SFR3 Class A
12/17/2036	3.678%	3,045,925	3,007,396
Series 2015-SFR1 Class A
04/17/2052	3.467%	3,175,142	3,089,260
Series 2015-SFR2 Class A
10/17/2052	3.732%	2,398,203	2,368,825
AMSR Trust(a)
Subordinated Series 2020-SFR2 Class C
07/17/2037	2.533%	2,799,000	2,638,696
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.450% Floor 1.450% 05/15/2035	3.841%	16,800,000	16,292,884

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	3.641%	7,370,000	7,029,432
Subordinated Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	3.891%	3,975,000	3,776,424
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	8,475,000	8,082,277
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	3.641%	14,823,000	14,329,216
BPR Trust(a),(b)
Subordinated Series 2021-TY Class D
1-month USD LIBOR + 2.350% Floor 2.350% 09/15/2038	4.741%	6,000,000	5,725,783
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class C
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2036	3.641%	6,056,250	5,935,287
BX Mortgage Trust(a),(b)
Series 2021-PAC Class D
1-month USD LIBOR + 1.298% Floor 1.298% 10/15/2036	3.690%	14,175,000	13,201,039
BX Trust(a),(b)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	3.978%	4,422,000	4,256,397
Subordinated Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	4.278%	3,895,000	3,690,787
CIM Retail Portfolio Trust(a),(b)
Series 2021-RETL Class D
1-month USD LIBOR + 3.050% Floor 3.050% 08/15/2036	5.441%	18,562,500	18,339,175
Citigroup Commercial Mortgage Trust(a),(c)
Subordinated Series 2020-420K Class C
11/10/2042	3.422%	2,500,000	2,124,481
Subordinated Series 2020-420K Class D
11/10/2042	3.422%	2,250,000	1,779,501
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CLNY Trust(a),(b)
Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	4.416%	11,925,000	11,188,537
COMM Mortgage Trust(a),(c)
Subordinated Series 2020-CBM Class D
02/10/2037	3.754%	2,925,000	2,666,305
COMM Mortgage Trust(a)
Subordinated Series 2020-CX Class B
11/10/2046	2.446%	3,275,000	2,620,776
CSAIL Commercial Mortgage Trust
Series 2019-C16 Class A3
06/15/2052	3.329%	23,720,000	21,907,937
Extended Stay America Trust(a),(b)
Series 2021-ESH Class E
1-month USD LIBOR + 2.850% Floor 2.850% 07/15/2038	5.241%	1,913,225	1,846,305
Series 2021-ESH Class F
1-month USD LIBOR + 3.700% Floor 3.700% 07/15/2038	5.699%	1,987,766	1,910,786
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
08/17/2037	2.241%	4,225,000	3,965,176
Subordinated Series 2020-SFR2 Class D
10/19/2037	1.968%	18,600,000	16,957,488
GS Mortgage Securities Corp II(a),(b)
Series 2022-ECI Class A
1-month Term SOFR + 2.195% Floor 2.195% 08/15/2039	4.358%	9,075,000	9,053,069
GS Mortgage Securities Corp. Trust(a)
Series 2017-485L Class A
02/10/2037	3.721%	3,835,000	3,586,052
GS Mortgage Securities Corp. Trust(a),(b)
Subordinated CMO Series 2021-IP Class D
1-month USD LIBOR + 2.100% Floor 2.100% 10/15/2036	4.491%	5,425,000	5,045,146
Home Partners of America Trust(a)
Subordinated Series 2019-2 Class D
10/19/2039	3.121%	6,447,584	5,652,465
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	41,589,264	37,065,787
Invitation Homes Trust(a),(b)
Series 2018-SFR1 Class A
1-month USD LIBOR + 0.700% 03/17/2037	2.856%	11,370,436	11,242,513

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	3.480%	20,039,447	19,888,011
JPMBB Commercial Mortgage Securities Trust(c)
Series 2013-C14 Class ASB
08/15/2046	3.761%	1,091,715	1,083,508
JPMorgan Chase Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2021-2NU Class B
01/05/2040	2.146%	3,800,000	3,187,392
Subordinated Series 2021-2NU Class C
01/05/2040	2.146%	1,500,000	1,230,807
KKR Industrial Portfolio Trust(a),(b)
Subordinated Series 2021-KDIP Class D
1-month USD LIBOR + 1.250% Floor 1.250% 12/15/2037	3.641%	2,325,000	2,220,377
Life Mortgage Trust(a),(b)
Subordinated Series 2021-BMR Class D
1-month USD LIBOR + 1.400% Floor 1.400% 03/15/2038	3.791%	4,472,514	4,282,729
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C29 Class A3
05/15/2049	3.058%	5,928,750	5,603,252
Series 2017-C34 Class A3
11/15/2052	3.276%	14,135,000	13,193,025
Morgan Stanley Capital I Trust
Series 2015-UBS8 Class A3
12/15/2048	3.540%	10,754,415	10,327,143
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class D
11/10/2036	3.283%	7,392,500	6,711,032
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2036	4.591%	6,950,000	6,574,011
Subordinated Series 2020-1NYP Class D
1-month USD LIBOR + 2.750% Floor 2.750% 01/15/2036	5.141%	2,600,000	2,427,079
Progress Residential Trust(a)
Series 2019-SFR3 Class C
09/17/2036	2.721%	4,750,000	4,579,817
Series 2019-SFR3 Class D
09/17/2036	2.871%	7,049,000	6,793,044
Series 2019-SFR4 Class C
10/17/2036	3.036%	17,766,000	17,284,529
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-SFR1 Class C
04/17/2037	2.183%	2,075,000	1,953,426
Series 2020-SFR1 Class D
04/17/2037	2.383%	4,200,000	3,920,154
Series 2020-SFR2 Class A
06/17/2037	2.078%	2,575,000	2,448,891
Series 2022-SFR5 Class A
06/17/2039	4.451%	12,975,000	12,806,028
Subordinated Series 2020-SFR2 Class C
06/17/2037	3.077%	600,000	580,762
Subordinated Series 2020-SFR2 Class D
06/17/2037	3.874%	775,000	742,576
Subordinated Series 2021-SFR8 Class D
10/17/2038	2.082%	11,910,000	10,357,801
RBS Commercial Funding, Inc., Trust(a),(c)
Series 2013-GSP Class A
01/15/2032	3.961%	7,141,000	6,960,601
SFO Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-555 Class E
1-month USD LIBOR + 2.900% Floor 2.900% 05/15/2038	5.291%	3,025,000	2,821,142
SPGN TFLM Mortgage Trust(a),(b)
Series 2022 Class A
1-month Term SOFR + 1.550% Floor 1.550% 02/15/2039	3.857%	30,525,000	29,783,890
STAR Trust(a),(b)
Series 2022-SFR3 Class A
1-month Term SOFR + 1.650% Floor 1.650% 05/17/2024	3.947%	16,947,944	16,906,011
Subordinated Series 2022-SFR3 Class B
1-month Term SOFR + 1.950% Floor 1.950% 05/17/2024	4.247%	12,100,000	12,030,495
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	4,100,000	3,730,351
Tricon American Homes Trust(a)
Subordinated Series 2020-SFR2 Class D
11/17/2039	2.281%	6,775,000	5,818,085
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	2,156,888	2,154,871
Series 2013-C5 Class A4
03/10/2046	3.185%	10,528,308	10,484,662

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust
Series 2015-C28 Class A3
05/15/2048	3.290%	6,658,082	6,416,917
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090%, Cap 4.500% 02/15/2037	4.470%	3,400,000	3,208,786
Series 2021-FCMT Class A
1-month USD LIBOR + 1.200% Floor 1.200% 05/15/2031	3.591%	4,750,000	4,558,393
Series 2021-FCMT Class D
1-month USD LIBOR + 3.500% Floor 3.500% 05/15/2031	5.891%	3,925,000	3,744,990
WF-RBS Commercial Mortgage Trust
Series 2013-C15 Class A3
08/15/2046	3.881%	3,519,658	3,497,838
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $545,632,838)			510,877,319

Common Stocks 57.3%
Issuer	Shares	Value ($)
Communication Services 5.9%
Entertainment 1.6%
Endeavor Group Holdings, Inc., Class A(d)	826,070	18,685,703
Take-Two Interactive Software, Inc.(d)	486,776	59,659,267
Walt Disney Co. (The)(d)	381,112	42,715,033
Total		121,060,003
Interactive Media & Services 2.7%
Alphabet, Inc., Class A(d)	811,035	87,770,208
Alphabet, Inc., Class C(d)	803,047	87,652,580
Meta Platforms, Inc., Class A(d)	227,583	37,080,098
Total		212,502,886
Media 0.5%
Comcast Corp., Class A	1,152,717	41,716,828
Wireless Telecommunication Services 1.1%
T-Mobile US, Inc.(d)	592,474	85,292,557
Total Communication Services		460,572,274
Consumer Discretionary 4.7%
Automobiles 0.6%
Tesla, Inc.(d)	173,886	47,924,720
Common Stocks (continued)
Issuer	Shares	Value ($)
Hotels, Restaurants & Leisure 0.4%
Chipotle Mexican Grill, Inc.(d)	3,417	5,456,266
McDonald’s Corp.	113,505	28,635,041
Total		34,091,307
Internet & Direct Marketing Retail 2.7%
Amazon.com, Inc.(d)	1,654,742	209,771,643
Specialty Retail 0.6%
Lowe’s Companies, Inc.	104,821	20,349,949
TJX Companies, Inc. (The)	366,002	22,820,225
Total		43,170,174
Textiles, Apparel & Luxury Goods 0.4%
Tapestry, Inc.	962,564	33,429,848
Total Consumer Discretionary		368,387,692
Consumer Staples 4.0%
Beverages 0.4%
Monster Beverage Corp.(d)	339,969	30,199,446
Food & Staples Retailing 2.0%
Sysco Corp.	624,156	51,318,106
Walmart, Inc.	783,444	103,845,502
Total		155,163,608
Food Products 0.9%
Mondelez International, Inc., Class A	1,168,342	72,273,636
Household Products 0.5%
Procter & Gamble Co. (The)	324,807	44,803,878
Personal Products 0.2%
Coty, Inc., Class A(d)	1,845,415	13,859,067
Total Consumer Staples		316,299,635
Energy 2.8%
Oil, Gas & Consumable Fuels 2.8%
Canadian Natural Resources Ltd.	936,406	51,324,413
Chevron Corp.	666,982	105,423,175
EOG Resources, Inc.	508,064	61,628,163
Total		218,375,751
Total Energy		218,375,751

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 6.3%
Banks 2.7%
Bank of America Corp.	2,380,465	80,007,429
JPMorgan Chase & Co.	355,267	40,404,516
Wells Fargo & Co.	2,166,086	94,679,619
Total		215,091,564
Capital Markets 1.6%
BlackRock, Inc.	42,901	28,588,797
MSCI, Inc.	64,041	28,769,779
State Street Corp.	1,005,668	68,737,408
Total		126,095,984
Consumer Finance 0.1%
American Express Co.	31,623	4,806,696
Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B(d)	463,782	130,229,985
Insurance 0.2%
Aon PLC, Class A	65,538	18,302,142
Total Financials		494,526,371
Health Care 8.5%
Biotechnology 1.5%
BioMarin Pharmaceutical, Inc.(d)	411,573	36,712,312
Horizon Therapeutics PLC(d)	240,594	14,245,571
Vertex Pharmaceuticals, Inc.(d)	230,986	65,082,615
Total		116,040,498
Health Care Equipment & Supplies 1.5%
Abbott Laboratories	507,398	52,084,405
Baxter International, Inc.	443,507	25,483,912
Boston Scientific Corp.(d)	1,052,145	42,411,965
Total		119,980,282
Health Care Providers & Services 1.9%
CVS Health Corp.	810,553	79,555,777
Elevance Health, Inc.	140,283	68,052,686
Total		147,608,463
Life Sciences Tools & Services 0.7%
IQVIA Holdings, Inc.(d)	132,043	28,080,264
Thermo Fisher Scientific, Inc.	50,990	27,805,867
Total		55,886,131
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 2.9%
Eli Lilly & Co.	282,372	85,058,918
Johnson & Johnson	906,178	146,202,758
Total		231,261,676
Total Health Care		670,777,050
Industrials 4.7%
Aerospace & Defense 1.6%
Raytheon Technologies Corp.	1,381,651	124,003,177
Airlines 0.4%
Southwest Airlines Co.(d)	912,008	33,470,694
Industrial Conglomerates 1.1%
General Electric Co.	560,946	41,195,874
Honeywell International, Inc.	221,747	41,987,795
Total		83,183,669
Road & Rail 1.6%
Uber Technologies, Inc.(d)	2,310,188	66,441,007
Union Pacific Corp.	257,550	57,822,550
Total		124,263,557
Total Industrials		364,921,097
Information Technology 16.3%
Electronic Equipment, Instruments & Components 0.6%
TE Connectivity Ltd.	340,038	42,916,196
IT Services 3.2%
Fidelity National Information Services, Inc.	439,140	40,124,222
Global Payments, Inc.	299,180	37,167,131
International Business Machines Corp.	142,461	18,299,116
MasterCard, Inc., Class A	213,478	69,245,859
PayPal Holdings, Inc.(d)	345,062	32,242,593
Visa, Inc., Class A	282,969	56,228,770
Total		253,307,691
Semiconductors & Semiconductor Equipment 1.5%
Advanced Micro Devices, Inc.(d)	305,281	25,909,199
Lam Research Corp.	88,119	38,588,191
Marvell Technology, Inc.	262,296	12,280,699
NVIDIA Corp.	247,482	37,354,933
Total		114,133,022

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 7.2%
Adobe, Inc.(d)	221,173	82,594,845
Intuit, Inc.	189,899	81,994,590
Microsoft Corp.	1,197,405	313,085,485
Palo Alto Networks, Inc.(d)	100,627	56,030,120
Salesforce, Inc.(d)	217,347	33,932,214
Total		567,637,254
Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	1,909,288	300,178,259
Total Information Technology		1,278,172,422
Materials 1.5%
Chemicals 1.5%
Corteva, Inc.	567,850	34,883,025
Ecolab, Inc.	187,937	30,789,719
International Flavors & Fragrances, Inc.	460,050	50,826,324
Total		116,499,068
Total Materials		116,499,068
Real Estate 0.9%
Equity Real Estate Investment Trusts (REITS) 0.9%
American Tower Corp.	276,545	70,256,258
Total Real Estate		70,256,258
Utilities 1.7%
Electric Utilities 1.0%
American Electric Power Co., Inc.	759,389	76,090,778
Multi-Utilities 0.7%
Public Service Enterprise Group, Inc.	867,073	55,804,818
Total Utilities		131,895,596
Total Common Stocks (Cost $2,995,947,617)		4,490,683,214

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	438,000	315,168
Total Convertible Bonds (Cost $416,242)			315,168

Corporate Bonds & Notes 7.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
BAE Systems PLC(a)
04/15/2030	3.400%	7,500,000	6,837,627
Boeing Co. (The)
05/01/2040	5.705%	10,000,000	9,567,327
Bombardier, Inc.(a)
04/15/2027	7.875%	285,000	272,622
Northrop Grumman Corp.
02/15/2031	7.750%	2,319,000	2,767,614
TransDigm, Inc.(a)
12/15/2025	8.000%	393,000	402,492
03/15/2026	6.250%	1,044,000	1,025,292
TransDigm, Inc.
11/15/2027	5.500%	369,000	332,043
05/01/2029	4.875%	285,000	243,682
Total			21,448,699
Airlines 0.0%
Air Canada(a)
08/15/2026	3.875%	183,000	163,373
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	827,175	787,495
04/20/2029	5.750%	237,298	214,355
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	267,484	244,228
United Airlines, Inc.(a)
04/15/2026	4.375%	245,000	223,366
04/15/2029	4.625%	252,000	221,189
Total			1,854,006
Automotive 0.1%
Ford Motor Co.
02/12/2032	3.250%	200,000	156,227
Ford Motor Credit Co. LLC
11/13/2025	3.375%	481,000	437,369
01/09/2027	4.271%	350,000	321,304
05/28/2027	4.950%	355,000	333,498
08/17/2027	4.125%	277,000	249,698
02/16/2028	2.900%	162,000	135,266
11/13/2030	4.000%	194,000	163,441
IAA Spinco, Inc.(a)
06/15/2027	5.500%	725,000	683,362
IHO Verwaltungs GmbH(a),(e)
09/15/2026	4.750%	264,544	228,508
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	625,000	617,651
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	93,000	91,991
05/15/2027	8.500%	353,000	346,994

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenneco, Inc.(a)
01/15/2029	7.875%	313,000	314,714
Total			4,080,023
Banking 1.9%
Bank of America Corp.(f)
04/23/2040	4.078%	28,000,000	24,444,970
Citigroup, Inc.(f)
01/25/2033	3.057%	9,000,000	7,624,926
Citigroup, Inc.
Subordinated
03/09/2026	4.600%	9,134,000	9,122,261
Discover Bank
09/13/2028	4.650%	4,950,000	4,760,270
Goldman Sachs Group, Inc. (The)(f)
02/24/2033	3.102%	20,500,000	17,445,308
HSBC Holdings PLC(f)
05/24/2032	2.804%	13,000,000	10,328,541
JPMorgan Chase & Co.(f)
Subordinated
05/13/2031	2.956%	27,000,000	23,274,485
Morgan Stanley(f)
01/22/2031	2.699%	20,425,000	17,684,210
PNC Financial Services Group, Inc. (The)(f)
Subordinated
06/06/2033	4.626%	7,040,000	6,674,529
State Street Corp.
Subordinated
03/03/2031	2.200%	8,371,000	6,965,595
Wells Fargo & Co.(f)
04/30/2041	3.068%	21,750,000	16,696,773
Total			145,021,868
Brokerage/Asset Managers/Exchanges 0.0%
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	229,000	229,077
Hightower Holding LLC(a)
04/15/2029	6.750%	293,000	247,057
NFP Corp(a)
10/01/2030	7.500%	262,000	258,180
NFP Corp.(a)
08/15/2028	4.875%	290,000	257,292
08/15/2028	6.875%	867,000	714,351
Total			1,705,957
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.0%
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	310,000	292,589
05/15/2029	4.125%	186,000	157,104
Interface, Inc.(a)
12/01/2028	5.500%	145,000	128,266
James Hardie International Finance DAC(a)
01/15/2028	5.000%	238,000	219,430
SRS Distribution, Inc.(a)
07/01/2028	4.625%	142,000	126,192
07/01/2029	6.125%	276,000	226,726
12/01/2029	6.000%	344,000	280,204
Standard Industries, Inc.(a)
02/15/2027	5.000%	61,000	56,184
White Cap Buyer LLC(a)
10/15/2028	6.875%	394,000	346,766
Total			1,833,461
Cable and Satellite 0.2%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	426,000	404,639
02/01/2028	5.000%	151,000	137,850
03/01/2030	4.750%	642,000	551,653
08/15/2030	4.500%	682,000	573,989
02/01/2032	4.750%	277,000	229,413
Comcast Corp.
08/15/2035	4.400%	2,825,000	2,728,930
CSC Holdings LLC(a)
02/01/2028	5.375%	258,000	233,185
02/01/2029	6.500%	361,000	332,161
01/15/2030	5.750%	335,000	259,322
12/01/2030	4.125%	298,000	241,380
02/15/2031	3.375%	233,000	174,775
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	335,000	306,559
DISH DBS Corp.
03/15/2023	5.000%	33,000	32,332
06/01/2029	5.125%	324,000	191,889
DISH DBS Corp.(a)
12/01/2028	5.750%	388,000	298,631
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	316,000	272,540
09/15/2028	6.500%	419,000	312,184
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	204,000	181,714
07/01/2029	5.500%	227,000	212,384
Time Warner Cable LLC
05/01/2037	6.550%	8,210,000	8,073,679

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Videotron Ltd.(a)
06/15/2029	3.625%	197,000	163,848
Virgin Media Finance PLC(a)
07/15/2030	5.000%	299,000	236,644
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	303,000	271,332
08/15/2030	4.500%	192,000	159,705
VZ Secured Financing BV(a)
01/15/2032	5.000%	387,000	315,360
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	241,000	192,736
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	332,000	299,058
Ziggo BV(a)
01/15/2030	4.875%	425,000	363,548
Total			17,751,440
Chemicals 0.1%
Avient Corp.(a)
08/01/2030	7.125%	217,000	214,599
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	119,000	100,121
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	553,000	512,347
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	209,000	201,316
Dow Chemical Co. (The)
10/01/2034	4.250%	5,000,000	4,632,959
Element Solutions, Inc.(a)
09/01/2028	3.875%	387,000	336,208
HB Fuller Co.
10/15/2028	4.250%	516,000	455,451
Herens Holdco Sarl(a)
05/15/2028	4.750%	256,000	215,040
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	162,000	140,908
Ingevity Corp.(a)
11/01/2028	3.875%	198,000	170,779
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	278,000	272,167
Iris Holdings, Inc.(a),(e)
02/15/2026	8.750%	135,000	109,080
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	467,000	381,390
10/01/2029	6.250%	42,000	31,620
SPCM SA(a)
03/15/2027	3.125%	133,000	118,973
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WR Grace Holdings LLC(a)
10/01/2024	5.625%	133,000	130,935
06/15/2027	4.875%	427,000	396,803
08/15/2029	5.625%	606,000	480,416
Total			8,901,112
Construction Machinery 0.0%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	106,000	89,583
Herc Holdings, Inc.(a)
07/15/2027	5.500%	117,000	110,565
United Rentals North America, Inc.
01/15/2030	5.250%	198,000	187,260
Total			387,408
Consumer Cyclical Services 0.0%
Arches Buyer, Inc.(a)
06/01/2028	4.250%	306,000	246,169
12/01/2028	6.125%	378,000	295,731
Match Group, Inc.(a)
02/15/2029	5.625%	191,000	180,176
Staples, Inc.(a)
04/15/2026	7.500%	117,000	98,908
Uber Technologies, Inc.(a)
05/15/2025	7.500%	359,000	363,169
01/15/2028	6.250%	247,000	237,527
08/15/2029	4.500%	558,000	484,924
Total			1,906,604
Consumer Products 0.0%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	388,000	362,571
Mattel, Inc.(a)
04/01/2026	3.375%	113,000	102,758
04/01/2029	3.750%	222,000	198,060
Prestige Brands, Inc.(a)
01/15/2028	5.125%	399,000	367,560
Scotts Miracle-Gro Co. (The)
02/01/2032	4.375%	136,000	102,661
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	114,000	99,495
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	212,000	163,265
Total			1,396,370
Diversified Manufacturing 0.2%
Carrier Global Corp.
04/05/2040	3.377%	10,375,000	8,190,098

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gates Global LLC/Co.(a)
01/15/2026	6.250%	524,000	496,854
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	6,500,000	6,129,485
Madison IAQ LLC(a)
06/30/2028	4.125%	207,000	178,255
06/30/2029	5.875%	213,000	175,408
Resideo Funding, Inc.(a)
09/01/2029	4.000%	554,000	470,437
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	71,000	70,752
Vertical Holdco GmbH(a)
07/15/2028	7.625%	182,000	162,878
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	151,000	137,434
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	268,000	269,092
06/15/2028	7.250%	264,000	266,543
Total			16,547,236
Electric 0.8%
Berkshire Hathaway Energy Co.
10/15/2050	4.250%	2,099,000	1,922,619
Calpine Corp.(a)
02/15/2028	4.500%	188,000	172,018
CenterPoint Energy, Inc.
06/01/2031	2.650%	5,875,000	5,018,204
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	368,000	344,702
02/15/2031	3.750%	479,000	401,935
01/15/2032	3.750%	102,000	85,501
CMS Energy Corp.
03/01/2044	4.875%	1,612,000	1,512,315
Consolidated Edison Co. of New York, Inc.
12/01/2045	4.500%	2,500,000	2,297,318
Dominion Energy, Inc.
08/15/2032	4.350%	4,610,000	4,449,048
Emera US Finance LP
06/15/2046	4.750%	7,485,000	6,572,772
Eversource Energy
03/01/2032	3.375%	3,625,000	3,261,437
Exelon Corp.(a)
03/15/2052	4.100%	6,865,000	5,932,528
Indiana Michigan Power Co.
03/15/2037	6.050%	3,700,000	4,039,741
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	80,000	66,127
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	305,000	282,011
NRG Energy, Inc.(a)
02/15/2029	3.375%	190,000	157,075
06/15/2029	5.250%	154,000	137,730
02/15/2031	3.625%	272,000	216,017
02/15/2032	3.875%	483,000	381,883
Pennsylvania Electric Co.(a)
06/01/2029	3.600%	6,400,000	5,978,006
PG&E Corp.
07/01/2030	5.250%	220,000	190,332
Progress Energy, Inc.
03/01/2031	7.750%	5,500,000	6,358,599
Southern Co. (The)
07/01/2046	4.400%	6,000,000	5,290,454
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	75,000	72,390
02/15/2027	5.625%	354,000	342,207
07/31/2027	5.000%	379,000	353,029
05/01/2029	4.375%	113,000	98,471
Xcel Energy, Inc.
06/01/2030	3.400%	6,000,000	5,502,617
Total			61,437,086
Environmental 0.1%
GFL Environmental, Inc.(a)
12/15/2026	5.125%	319,000	309,109
Waste Connections, Inc.
01/15/2033	4.200%	7,300,000	7,007,300
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	517,000	471,826
Total			7,788,235
Finance Companies 0.0%
Navient Corp.
06/25/2025	6.750%	200,000	193,088
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	291,000	273,632
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	353,000	276,792
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	587,000	437,734
Springleaf Finance Corp.
03/15/2024	6.125%	221,000	215,900
Total			1,397,146

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.4%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	8,825,000	8,596,224
Bacardi Ltd.(a)
05/15/2038	5.150%	8,350,000	7,891,090
Darling Ingredients, Inc.(a)
06/15/2030	6.000%	275,000	275,268
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	464,000	427,447
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	191,000	166,619
Kraft Heinz Foods Co.
06/01/2046	4.375%	11,530,000	9,784,278
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	515,000	443,942
03/01/2032	3.500%	556,000	451,829
Post Holdings, Inc.(a)
03/01/2027	5.750%	182,000	178,434
01/15/2028	5.625%	152,000	144,402
04/15/2030	4.625%	322,000	279,730
09/15/2031	4.500%	115,000	97,780
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	621,000	531,323
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	149,000	131,883
US Foods, Inc.(a)
04/15/2025	6.250%	58,000	58,236
02/15/2029	4.750%	269,000	238,946
06/01/2030	4.625%	175,000	151,027
Total			29,848,458
Gaming 0.0%
Boyd Gaming Corp.
12/01/2027	4.750%	240,000	224,360
Boyd Gaming Corp.(a)
06/15/2031	4.750%	166,000	144,613
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	594,000	477,977
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	310,000	304,606
07/01/2025	6.250%	311,000	303,645
07/01/2027	8.125%	269,000	264,713
International Game Technology PLC(a)
02/15/2025	6.500%	113,000	112,195
04/15/2026	4.125%	122,000	112,146
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	261,000	229,473
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	434,000	387,028
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	160,000	159,548
Total			2,720,304
Health Care 0.4%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	318,000	300,666
04/15/2029	5.000%	161,000	149,334
AdaptHealth LLC(a)
03/01/2030	5.125%	618,000	530,740
Avantor Funding, Inc.(a)
07/15/2028	4.625%	283,000	257,556
11/01/2029	3.875%	339,000	294,386
Becton Dickinson and Co.
12/15/2044	4.685%	5,087,000	4,823,176
Catalent Pharma Solutions, Inc.(a)
04/01/2030	3.500%	136,000	112,330
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	312,000	308,125
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	160,000	146,974
03/15/2029	3.750%	122,000	105,315
CHS/Community Health Systems, Inc.(a)
03/15/2026	8.000%	118,000	110,366
03/15/2027	5.625%	75,000	63,610
04/15/2029	6.875%	240,000	149,752
05/15/2030	5.250%	442,000	334,550
Cigna Corp.
07/15/2046	4.800%	3,000,000	2,798,955
CVS Health Corp.
03/25/2048	5.050%	7,500,000	7,218,923
HCA, Inc.(a)
03/15/2052	4.625%	9,675,000	8,006,653
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	58,000	49,111
10/01/2029	5.250%	102,000	85,736
Owens & Minor, Inc.(a)
04/01/2030	6.625%	284,000	261,915
Select Medical Corp.(a)
08/15/2026	6.250%	811,000	779,292
Tenet Healthcare Corp.
07/15/2024	4.625%	106,000	103,857
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	370,000	356,701
11/01/2027	5.125%	237,000	219,686
10/01/2028	6.125%	331,000	303,478
01/15/2030	4.375%	186,000	162,749

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/15/2030	6.125%	179,000	171,891
Total			28,205,827
Healthcare Insurance 0.2%
Anthem, Inc.
03/01/2028	4.101%	1,500,000	1,469,429
Centene Corp.
12/15/2029	4.625%	476,000	448,429
02/15/2030	3.375%	173,000	148,392
08/01/2031	2.625%	152,000	121,467
UnitedHealth Group, Inc.
05/15/2062	4.950%	10,920,000	10,957,141
Total			13,144,858
Home Construction 0.0%
Meritage Homes Corp.
06/01/2025	6.000%	302,000	301,301
Meritage Homes Corp.(a)
04/15/2029	3.875%	276,000	235,715
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	167,000	139,320
Taylor Morrison Communities, Inc.(a)
06/15/2027	5.875%	70,000	67,675
08/01/2030	5.125%	201,000	172,510
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	227,000	226,387
Total			1,142,908
Independent Energy 0.1%
Apache Corp.
09/01/2040	5.100%	180,000	154,992
02/01/2042	5.250%	105,000	89,998
04/15/2043	4.750%	263,000	208,410
Callon Petroleum Co.
07/01/2026	6.375%	588,000	550,779
CNX Resources Corp.(a)
03/14/2027	7.250%	333,000	330,982
01/15/2029	6.000%	176,000	165,584
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	392,000	364,871
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	329,000	324,079
05/01/2029	5.000%	267,000	247,112
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	346,000	341,935
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	379,000	359,358
02/01/2029	5.750%	103,000	94,642
04/15/2030	6.000%	131,000	120,844
04/15/2032	6.250%	121,000	108,820
Matador Resources Co.
09/15/2026	5.875%	425,000	416,546
Occidental Petroleum Corp.
09/01/2030	6.625%	1,487,000	1,589,622
09/15/2036	6.450%	649,000	694,157
SM Energy Co.
09/15/2026	6.750%	253,000	248,290
Southwestern Energy Co.
02/01/2032	4.750%	570,000	507,609
Total			6,918,630
Integrated Energy 0.0%
Cenovus Energy, Inc.
02/15/2052	3.750%	4,675,000	3,596,506
Leisure 0.1%
Carnival Corp.(a)
03/01/2026	7.625%	111,000	94,409
03/01/2027	5.750%	757,000	584,904
08/01/2028	4.000%	341,000	284,205
05/01/2029	6.000%	274,000	207,625
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	139,000	136,740
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	359,000	351,547
Cinemark USA, Inc.(a)
05/01/2025	8.750%	88,000	90,920
03/15/2026	5.875%	238,000	211,263
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	291,000	282,869
05/15/2027	6.500%	204,000	203,719
10/15/2027	4.750%	109,000	99,893
NCL Corp., Ltd.(a)
03/15/2026	5.875%	152,000	121,668
NCL Finance Ltd.(a)
03/15/2028	6.125%	78,000	60,389
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%	392,000	303,705
08/31/2026	5.500%	120,000	95,998
07/15/2027	5.375%	118,000	92,281
04/01/2028	5.500%	255,000	192,569
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	208,000	141,557

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	335,000	322,956
Total			3,879,217
Life Insurance 0.4%
CoreBridge Financial, Inc.(a)
04/05/2052	4.400%	8,500,000	6,989,069
Five Corners Funding Trust II(a)
05/15/2030	2.850%	9,500,000	8,248,657
MetLife, Inc.
07/15/2052	5.000%	1,193,000	1,206,616
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	2,000,000	1,971,525
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	2,800,000	2,722,844
Voya Financial, Inc.
06/15/2046	4.800%	7,528,000	6,683,453
Total			27,822,164
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2028	5.750%	230,000	224,962
Media and Entertainment 0.2%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	176,000	169,210
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	312,000	254,009
06/01/2029	7.500%	290,000	233,181
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	559,000	501,686
iHeartCommunications, Inc.
05/01/2026	6.375%	40,481	38,274
05/01/2027	8.375%	551,365	485,141
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	170,000	153,067
01/15/2028	4.750%	318,000	272,679
Magallanes, Inc.(a)
03/15/2062	5.391%	13,497,000	10,853,719
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	287,000	263,513
03/15/2030	4.625%	194,000	161,967
Roblox Corp.(a)
05/01/2030	3.875%	344,000	289,224
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	46,000	39,015
01/15/2031	5.375%	88,000	72,807
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	71,000	64,317
Univision Communications, Inc.(a)
05/01/2029	4.500%	157,000	137,270
06/30/2030	7.375%	210,000	208,352
Total			14,197,431
Metals and Mining 0.1%
Allegheny Technologies, Inc.
10/01/2029	4.875%	189,000	169,813
10/01/2031	5.125%	301,000	264,816
Constellium NV(a)
02/15/2026	5.875%	523,000	505,383
Constellium SE(a)
06/15/2028	5.625%	595,000	538,067
04/15/2029	3.750%	849,000	701,836
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	803,000	729,247
04/01/2029	6.125%	274,000	241,411
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%	187,000	159,426
06/01/2031	4.500%	479,000	377,687
Novelis Corp.(a)
11/15/2026	3.250%	177,000	157,530
01/30/2030	4.750%	330,000	288,413
08/15/2031	3.875%	170,000	137,176
Total			4,270,805
Midstream 0.5%
Cheniere Energy Partners LP
10/01/2029	4.500%	122,000	112,398
03/01/2031	4.000%	237,000	206,713
01/31/2032	3.250%	407,000	325,554
Cheniere Energy, Inc.
10/15/2028	4.625%	158,000	152,155
CNX Midstream Partners LP(a)
04/15/2030	4.750%	220,000	184,803
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	194,000	190,471
DT Midstream, Inc.(a)
06/15/2029	4.125%	199,000	174,911
06/15/2031	4.375%	232,000	199,691
Energy Transfer Partners LP
02/01/2042	6.500%	3,000,000	3,025,189
EQM Midstream Partners LP
08/01/2024	4.000%	141,000	133,929

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EQM Midstream Partners LP(a)
07/01/2025	6.000%	358,000	346,283
06/01/2027	7.500%	91,000	90,086
07/01/2027	6.500%	202,000	195,368
06/01/2030	7.500%	109,000	108,245
01/15/2031	4.750%	791,000	683,673
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	236,000	232,767
02/01/2028	5.000%	267,000	246,551
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	7,000,000	6,555,384
MPLX LP
02/15/2049	5.500%	5,100,000	4,855,713
NuStar Logistics LP
06/01/2026	6.000%	220,000	208,349
04/28/2027	5.625%	245,000	225,188
10/01/2030	6.375%	246,000	223,954
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	9,660,000	9,687,834
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	184,000	182,772
Targa Resources Partners LP/Finance Corp.
03/01/2030	5.500%	257,000	248,743
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	235,000	201,775
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	308,000	270,420
08/15/2031	4.125%	514,000	448,119
11/01/2033	3.875%	267,000	221,849
Western Gas Partners LP
08/15/2048	5.500%	177,000	156,414
Western Midstream Operating LP
03/01/2028	4.500%	397,000	368,950
Williams Companies, Inc. (The)
09/15/2045	5.100%	6,500,000	6,083,750
Total			36,548,001
Natural Gas 0.1%
NiSource, Inc.
02/15/2044	4.800%	8,502,000	7,796,019
Oil Field Services 0.0%
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	169,000	154,239
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	396,840	384,926
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	161,000	149,129
Total			688,294
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 0.0%
Picasso Finance Sub, Inc.(a)
06/15/2025	6.125%	219,000	219,694
Other REIT 0.0%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	175,000	153,578
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	498,000	481,544
02/01/2027	4.250%	169,000	147,541
06/15/2029	4.750%	510,000	434,180
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	276,000	253,704
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	155,000	136,584
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	138,000	124,012
09/15/2029	4.000%	129,000	108,497
Total			1,839,640
Packaging 0.0%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	354,000	347,930
09/01/2029	4.000%	602,000	494,954
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	226,000	195,106
Canpack SA/US LLC(a)
11/15/2029	3.875%	428,000	350,772
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	388,000	372,385
Total			1,761,147
Pharmaceuticals 0.3%
AbbVie, Inc.
03/15/2035	4.550%	1,750,000	1,678,489
11/06/2042	4.400%	8,285,000	7,489,054
Amgen, Inc.
09/01/2053	2.770%	12,184,000	8,093,114
AstraZeneca Finance LLC
05/28/2031	2.250%	5,550,000	4,811,568
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	130,000	96,613
08/15/2027	5.750%	170,000	124,212
06/01/2028	4.875%	96,000	66,270
02/15/2029	5.000%	199,000	77,644
02/15/2031	5.250%	80,000	30,688
Bristol Myers Squibb Co.
02/20/2048	4.550%	4,298,000	4,169,305

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	211,000	178,869
Organon Finance 1 LLC(a)
04/30/2028	4.125%	144,000	129,089
04/30/2031	5.125%	415,000	363,145
Total			27,308,060
Property & Casualty 0.2%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	451,000	409,345
10/15/2027	6.750%	721,000	656,846
11/01/2029	5.875%	197,000	171,372
American International Group, Inc.
06/30/2050	4.375%	2,000,000	1,795,529
AssuredPartners, Inc.(a)
08/15/2025	7.000%	120,000	115,349
01/15/2029	5.625%	372,000	312,263
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	8,000,000	6,892,030
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	417,000	345,882
HUB International Ltd.(a)
05/01/2026	7.000%	295,000	289,082
12/01/2029	5.625%	378,000	331,830
Loews Corp.
05/15/2030	3.200%	4,000,000	3,596,102
Radian Group, Inc.
03/15/2027	4.875%	126,000	117,417
Ryan Specialty Group LLC(a)
02/01/2030	4.375%	106,000	95,611
USI, Inc.(a)
05/01/2025	6.875%	232,000	225,205
Total			15,353,863
Railroads 0.1%
CSX Corp.
03/15/2044	4.100%	6,290,000	5,575,471
Union Pacific Corp.
09/15/2037	3.600%	4,500,000	4,012,640
Total			9,588,111
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	359,000	319,307
10/15/2030	4.000%	117,000	94,943
IRB Holding Corp.(a)
06/15/2025	7.000%	361,000	363,399
Total			777,649
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.1%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	248,000	212,719
02/15/2032	5.000%	270,000	225,568
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	237,000	202,548
L Brands, Inc.(a)
07/01/2025	9.375%	33,000	34,917
10/01/2030	6.625%	311,000	282,649
L Brands, Inc.
06/15/2029	7.500%	143,000	137,555
Lowe’s Companies, Inc.
04/01/2052	4.250%	6,000,000	5,118,655
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	263,000	236,709
02/15/2029	7.750%	217,000	203,719
Total			6,655,039
Supermarkets 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	95,000	97,265
02/15/2028	5.875%	158,000	150,591
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	130,000	117,264
Total			365,120
Technology 0.4%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	254,000	222,730
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	88,000	87,623
Broadcom, Inc.(a)
02/15/2051	3.750%	9,047,000	6,677,554
Camelot Finance SA(a)
11/01/2026	4.500%	118,000	109,702
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	160,000	137,300
07/01/2029	4.875%	452,000	374,125
CommScope Technologies LLC(a)
06/15/2025	6.000%	168,000	152,591
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	264,000	220,053
Dun & Bradstreet Corp. (The)(a)
12/15/2029	5.000%	233,000	206,752
Entegris Escrow Corp.(a)
06/15/2030	5.950%	319,000	302,770

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gartner, Inc.(a)
10/01/2030	3.750%	260,000	223,036
HealthEquity, Inc.(a)
10/01/2029	4.500%	165,000	145,040
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	176,000	141,965
International Business Machines Corp.
05/15/2040	2.850%	3,100,000	2,366,061
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	200,000	170,137
Iron Mountain, Inc.(a)
09/15/2027	4.875%	91,000	83,502
03/15/2028	5.250%	159,000	146,823
07/15/2028	5.000%	350,000	319,501
07/15/2030	5.250%	167,000	147,796
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	532,000	390,793
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	409,000	347,159
NCR Corp.(a)
09/01/2027	5.750%	154,000	149,096
10/01/2028	5.000%	426,000	401,058
04/15/2029	5.125%	348,000	324,922
Nielsen Finance LLC/Co.(a)
07/15/2029	4.500%	197,000	197,916
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	7,995,000	7,077,551
Oracle Corp.
04/15/2038	6.500%	4,500,000	4,624,956
Plantronics, Inc.(a)
03/01/2029	4.750%	608,000	608,972
QUALCOMM, Inc.
05/20/2050	3.250%	2,125,000	1,728,335
RELX Capital, Inc.
05/20/2032	4.750%	5,123,000	5,145,474
Sensata Technologies BV(a)
09/01/2030	5.875%	207,000	202,293
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	354,000	330,624
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	284,000	282,607
Verscend Escrow Corp.(a)
08/15/2026	9.750%	409,000	413,284
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	575,000	501,890
Total			34,961,991
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.1%
ERAC USA Finance LLC(a)
10/15/2037	7.000%	5,050,000	5,720,831
Wireless 0.2%
Altice France Holding SA(a)
02/15/2028	6.000%	547,000	373,966
Altice France SA(a)
02/01/2027	8.125%	209,000	198,862
01/15/2028	5.500%	582,000	481,562
07/15/2029	5.125%	200,000	151,981
American Tower Corp.
08/15/2029	3.800%	4,750,000	4,379,486
Sprint Capital Corp.
03/15/2032	8.750%	236,000	284,761
Sprint Corp.
03/01/2026	7.625%	282,000	298,800
T-Mobile US, Inc.
10/15/2052	3.400%	8,000,000	5,792,113
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	165,000	132,926
07/15/2031	4.750%	331,000	272,669
Total			12,367,126
Wirelines 0.2%
AT&T, Inc.
09/15/2053	3.500%	13,115,000	9,741,155
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	257,000	219,162
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	163,000	167,753
Iliad Holding SAS(a)
10/15/2026	6.500%	339,000	311,426
10/15/2028	7.000%	505,000	465,022
Verizon Communications, Inc.
03/22/2061	3.700%	10,000,000	7,717,313
Total			18,621,831
Total Corporate Bonds & Notes (Cost $700,627,798)			610,001,137

Exchange-Traded Equity Funds 0.8%
	Shares	Value ($)
International Mid Large Cap 0.8%
iShares Core MSCI EAFE ETF	1,079,495	62,923,764
Total Exchange-Traded Equity Funds (Cost $72,408,419)		62,923,764

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(g) 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2024	4.875%	145,000	139,504
06/01/2027	5.250%	217,000	191,666
05/15/2029	4.250%	290,000	238,573
Total			569,743
Total Foreign Government Obligations (Cost $632,425)			569,743

Residential Mortgage-Backed Securities - Agency 7.8%

Federal Home Loan Mortgage Corp.
10/01/2026- 05/01/2046	3.500%	1,113,979	1,100,022
10/01/2031- 10/01/2039	6.000%	123,604	129,932
06/01/2032- 07/01/2032	7.000%	114,200	119,796
12/01/2036- 01/01/2039	5.500%	54,743	58,143
03/01/2038	6.500%	1,470	1,533
10/01/2038- 05/01/2041	5.000%	128,675	134,385
05/01/2039- 10/01/2040	4.500%	368,189	376,717
12/01/2042	3.000%	304,196	290,125
CMO Series 1614 Class MZ
11/15/2023	6.500%	771	778
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.712% Cap 11.104% 08/01/2036	2.985%	6,622	6,792
12-month USD LIBOR + 1.765% Cap 11.140% 12/01/2036	2.015%	558	554
Federal Home Loan Mortgage Corp.(h)
01/01/2038	6.000%	161,740	174,526
05/01/2038	5.500%	94,289	99,792
11/01/2039- 06/01/2041	4.500%	879,881	900,338
05/01/2041	5.000%	225,400	231,411
01/01/2043- 06/01/2046	3.500%	901,165	877,507
08/01/2043- 05/01/2045	3.000%	4,975,385	4,718,336
Federal National Mortgage Association(h)
12/01/2025- 03/01/2046	3.500%	5,238,677	5,131,858
07/01/2027- 09/01/2049	3.000%	3,429,341	3,261,504
10/01/2043- 02/01/2044	4.500%	588,315	598,142
08/01/2044	4.000%	142,555	142,450
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
01/01/2026- 05/01/2027	3.500%	395,052	389,845
01/01/2029- 06/01/2044	4.000%	670,749	671,495
06/01/2031	7.000%	54,823	57,591
07/01/2032- 03/01/2037	6.500%	188,555	196,786
06/01/2037- 02/01/2038	5.500%	61,439	64,964
05/01/2040- 06/01/2044	4.500%	838,738	855,238
08/01/2043	3.000%	108,354	103,026
Series 2006-M2 Class A2A
10/25/2032	5.271%	301,200	301,636
Uniform Mortgage-Backed Security TBA(i)
09/19/2037- 09/14/2052	3.000%	173,650,000	161,664,439
09/19/2037- 09/14/2052	3.500%	153,900,000	147,861,429
09/14/2052	2.000%	51,775,000	44,658,292
09/14/2052	2.500%	136,975,000	122,496,315
09/14/2052	4.000%	120,600,000	117,886,500
Total Residential Mortgage-Backed Securities - Agency (Cost $632,443,915)			615,562,197

Residential Mortgage-Backed Securities - Non-Agency 11.6%

510 Asset Backed Trust(a),(c)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	9,678,233	8,952,991
Ajax Mortgage Loan Trust(a),(c)
CMO Series 2021-A Class A1
09/25/2065	1.065%	16,062,799	14,576,222
CMO Series 2021-B Class A
06/25/2066	2.239%	7,567,527	7,028,136
Angel Oak Mortgage Trust(a),(c)
CMO Series 2020-6 Class A3
05/25/2065	1.775%	884,499	823,406
CMO Series 2020-6 Class M1
05/25/2065	2.805%	2,575,000	2,305,378
CMO Series 2020-R1 Class A1
04/25/2053	0.990%	4,534,052	4,280,955
Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	220,239	219,086
CMO Series 2019-2 Class A3
03/25/2049	3.833%	66,487	66,154

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bellemeade Re Ltd.(a),(b)
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	5.294%	1,926,767	1,925,832
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	4.464%	5,337,000	5,224,088
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	3.183%	11,651,000	11,396,503
BRAVO Residential Funding Trust(a),(c)
CMO Series 2020-NQM1 Class A1
05/25/2060	1.449%	1,419,102	1,382,189
CMO Series 2020-RPL1 Class A1
05/26/2059	2.500%	4,356,917	4,195,602
CMO Series 2021-A Class A1
10/25/2059	1.991%	8,140,699	7,754,757
CMO Series 2021-B Class A1
04/01/2069	2.115%	5,981,840	5,652,428
CMO Series 2021-NQM1 Class A1
02/25/2049	0.941%	8,814,465	8,268,976
CMO Series 2021-NQM1 Class A3
02/25/2049	1.332%	3,570,635	3,318,498
CMO Series 2021-NQM2 Class A3
03/25/2060	1.435%	2,319,393	2,211,579
CMO Series 2022-NQM3 Class A1
07/25/2062	5.108%	7,225,000	7,224,866
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	2,725,000	2,489,202
CHNGE Mortgage Trust(a),(c)
CMO Series 2022-1 Class A1
01/25/2067	3.007%	14,909,557	13,987,321
CMO Series 2022-NQM1 Class A1
06/25/2067	5.189%	5,975,000	5,954,475
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.076% 09/25/2058	3.640%	7,706,243	7,617,963
CIM Trust(a),(c)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	6,451,376	6,085,382
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	4,856,939	4,610,283
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust(a),(c)
CMO Series 2020-2 Class A1
03/25/2065	1.853%	260,537	258,571
CMO Series 2021-2R Class A1
07/27/2054	0.798%	2,595,438	2,326,060
CMO Series 2021-HX1 Class M1
10/25/2066	2.355%	3,250,000	2,399,838
CMO Series 2022-1 Class A1
12/27/2066	2.284%	15,600,884	14,180,060
CMO Series 2022-4 Class A1
03/25/2067	4.301%	13,222,102	12,902,120
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% 01/25/2040	4.494%	3,562,107	3,490,345
CMO Series 2022-R04 Class 1M2
30-day Average SOFR + 3.100% 03/25/2042	5.283%	7,200,000	7,159,692
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2021-AFC1 Class A1
03/25/2056	0.830%	4,616,789	3,860,590
CMO Series 2021-NQM1 Class A3
05/25/2065	1.199%	1,682,680	1,592,869
CMO Series 2021-NQM1 Class M1
05/25/2065	2.130%	1,075,000	893,647
CMO Series 2021-RPL1 Class A1
09/27/2060	1.668%	11,068,941	10,458,116
CMO Series 2021-RPL2 Class M1
01/25/2060	2.750%	4,775,000	3,963,759
CMO Series 2021-RPL2 Class M2
01/25/2060	3.250%	2,525,000	2,068,788
CMO Series 2022-ATH3 Class A1
08/25/2067	4.991%	7,475,000	7,464,708
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	10,355,412	9,999,798
CMO Series 2021-RPL4 Class A1
12/27/2060	1.796%	7,679,413	7,185,751
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	5,351,174	5,181,107
Subordinated CMO Series 2020-RPL4 Class A1
01/25/2060	2.000%	4,372,284	3,996,476
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	2,945,530	2,786,879

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	27

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eagle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	4.214%	2,925,000	2,915,414
CMO Series 2021-2 Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 04/25/2034	3.564%	11,950,000	11,982,132
Subordinated CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.900% 01/25/2030	3.344%	2,546,097	2,533,280
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2059	3.046%	775,789	735,596
CMO Series 2020-1 Class A1
05/25/2065	2.006%	265,860	257,723
CMO Series 2022-2 Class A1
04/25/2067	4.299%	35,036,270	34,494,129
Equifirst Mortgage Loan Trust(c)
CMO Series 2003-1 Class IF1
12/25/2032	4.010%	24,493	22,767
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA1 Class M2
1-month USD LIBOR + 1.700% 01/25/2050	4.144%	4,070,935	4,040,404
CMO Series 2021-DNA1 Class M2
30-day Average SOFR + 1.800% 01/25/2051	3.983%	3,828,935	3,774,012
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	3.833%	3,301,038	3,280,829
CMO Series 2021-HQA1 Class M1
30-day Average SOFR + 0.700% 08/25/2033	2.883%	1,405,694	1,401,343
CMO Series 2022-DNA3 Class M1B
30-day Average SOFR + 2.900% 04/25/2042	4.414%	7,000,000	6,921,779
CMO Series 2022-DNA4 Class M1A
30-day Average SOFR + 2.200% 05/25/2042	4.383%	18,911,447	18,950,641
Freddie Mac STACR Trust(a),(b)
CMO Series 2019-DNA4 Class M2
1-month USD LIBOR + 1.950% 10/25/2049	4.394%	1,121,565	1,091,062
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(c)
CMO Series 2022-DNA2 Class M1B
02/25/2042	4.583%	16,150,000	15,682,669
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2022-DNA5 Class M1A
30-day Average SOFR + 2.950% 06/25/2042	5.133%	12,909,391	13,203,369
Subordinated CMO Series 2021-DNA7 Class M1
30-day Average SOFR + 0.850% 11/25/2041	2.364%	28,325,000	27,962,607
GCAT LLC(a),(c)
CMO Series 2020-3 Class A1
09/25/2025	2.981%	7,111,553	6,953,443
GCAT Trust(a),(c)
CMO Series 2019-RPL1 Class A1
10/25/2068	2.650%	5,807,296	5,545,233
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	20,550,154	19,510,931
CMO Series 2022-NQM3 Class A1
04/25/2067	4.349%	34,668,767	33,853,878
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1A
30-day Average SOFR + 1.900% Floor 1.900% 02/25/2034	3.414%	2,375,000	2,329,520
GS Mortgage-Backed Securities Trust(a),(c)
CMO Series 2019-SL1 Class A1
01/25/2059	2.625%	1,537,252	1,530,560
CMO Series 2020-NQM1 Class A1
09/27/2060	1.382%	2,681,928	2,557,621
Home Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 1.550% 07/25/2033	3.994%	9,375,000	9,343,713
Homeward Opportunities Fund I Trust(a),(c)
CMO Series 2020-2 Class A3
05/25/2065	3.196%	3,450,000	3,336,094
Homeward Opportunities Fund Trust(a),(c)
CMO Series 2020-BPL1 Class A1
08/25/2025	3.228%	2,605,582	2,601,106
Imperial Fund Mortgage Trust(a),(c)
CMO Series 2021-NQM2 Class A3
09/25/2056	1.516%	6,159,369	5,357,929
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	7,732,961	7,204,320
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	15,390,879	14,399,844
MetLife Securitization Trust(a),(c)
CMO Series 2018-1A Class A
03/25/2057	3.750%	2,575,694	2,483,353

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MFA Trust(a),(c)
CMO Series 2020-NQM3 Class M1
01/26/2065	2.654%	2,925,000	2,743,049
CMO Series 2021-NQM1 Class A1
04/25/2065	1.153%	5,153,131	4,729,086
CMO Series 2022-NQM2 Class A1
05/25/2067	4.000%	33,573,434	32,409,420
MFRA Trust(a),(c)
CMO Series 2021-INV1 Class A1
01/25/2056	0.852%	1,779,465	1,684,787
CMO Series 2021-INV1 Class A2
01/25/2056	1.057%	368,535	346,330
CMO Series 2021-INV1 Class A3
01/25/2056	1.262%	568,597	532,053
Mill City Mortgage Loan Trust(a),(c)
CMO Series 2018-3 Class A1
08/25/2058	3.472%	5,540,772	5,408,770
CMO Series 2021-NMR1 Class M1
11/25/2060	1.850%	7,225,000	6,442,027
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	893,145	863,545
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	3,128,485	2,946,972
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	4.233%	5,275,000	5,188,918
OBX Trust(a),(b)
CMO Series 2020-EXP3 Class 2A1A
1-month USD LIBOR + 0.950% 01/25/2060	3.344%	1,496,743	1,490,087
Oceanview Mortgage Loan Trust(a)
CMO Series 2020-1 Class A1A
05/28/2050	1.733%	2,095,109	1,979,003
Preston Ridge Partners Mortgage(a),(c)
CMO Series 2021-4 Class A1
04/25/2026	1.867%	15,701,037	14,779,906
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2020-6 Class A1
11/25/2025	2.363%	3,992,071	3,809,095
CMO Series 2021-1 Class A1
01/25/2026	2.115%	6,789,167	6,460,655
CMO Series 2021-10 Class A1
10/25/2026	2.487%	9,190,707	8,644,413
CMO Series 2021-2 Class A1
03/25/2026	2.115%	5,631,163	5,308,888
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-3 Class A1
04/25/2026	1.867%	9,633,578	9,062,546
CMO Series 2021-9 Class A1
10/25/2026	2.363%	14,997,838	14,029,356
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-NPL6 Class A1
07/25/2051	2.487%	25,205,838	23,728,491
PRKCM Trust(a),(c)
CMO Series 2021-AFC2 Class A3
11/25/2056	2.893%	12,941,000	8,816,452
CMO Series 2021-AFC2 Class M1
11/25/2056	3.443%	9,528,000	7,294,682
Subordinated CMO Series 2021-AFC2 Class B1
11/25/2056	3.701%	8,383,000	6,121,927
PRPM LLC(a),(c)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	4,312,359	3,969,144
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 02/25/2030	3.209%	2,763,066	2,725,513
Subordinated CMO Series 2021-2 Class M1A
30-day Average SOFR + 1.850% Floor 1.850% 11/25/2031	3.364%	3,000,777	2,982,259
Subordinated CMO Series 2021-2 Class M1B
30-day Average SOFR + 3.700% Floor 3.700% 11/25/2031	5.214%	4,775,000	4,861,301
Residential Mortgage Loan Trust(a),(c)
CMO Series 2020-1 Class A3
01/26/2060	2.684%	1,240,562	1,207,169
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	3,470,593	3,386,275
CMO Series 2020-2 Class A3
04/25/2060	3.000%	6,125,000	5,976,599
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	1,038,373	959,149
CMO Series 2021-4 Class M1
08/25/2056	2.400%	3,475,000	2,826,940
Toorak Mortgage Corp., Ltd.(c)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	1,391,796	1,390,857
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2020-1 Class A1
03/25/2023	2.734%	16,025,135	15,932,615

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	29

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	5,800,000	5,613,595
Towd Point HE Trust(a),(c)
CMO Series 2021-HE1 Class M2
02/25/2063	2.500%	2,800,000	2,609,013
Towd Point Mortgage Trust(a),(c)
CMO Series 2018-1 Class A1
01/25/2058	3.000%	1,119,239	1,093,238
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	4,337,206	4,269,270
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month USD LIBOR + 1.000% 10/25/2048	3.444%	3,416,246	3,377,873
CMO Series 2019-HY2 Class A1
1-month USD LIBOR + 1.000% Floor 1.000% 05/25/2058	3.444%	4,029,974	3,969,537
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	959,168	957,670
VCAT Asset Securitization LLC(a),(c)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	28,205,797	26,398,116
VCAT LLC(a),(c)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	1,190,800	1,140,432
Vericrest Opportunity Loan Transferee(a),(c)
CMO Series 2021-NP11 Class A1
08/25/2051	1.868%	13,823,776	12,867,090
Vericrest Opportunity Loan Transferee XCII LLC(a),(c)
CMO Series 2021-NPL1 Class A1
02/27/2051	1.893%	10,009,184	9,454,042
Vericrest Opportunity Loan Transferee XCIII LLC(a),(c)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	8,250,484	7,796,684
Vericrest Opportunity Loan Transferee XCIV LLC(a),(c)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	9,780,772	9,312,810
Vericrest Opportunity Loan Transferee XCIX LLC(a),(c)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	6,248,156	5,942,087
Vericrest Opportunity Loan Transferee XCVI LLC(a),(c)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	6,104,717	5,730,557
Vericrest Opportunity Loan Transferee XCVII LLC(a),(c)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	24,467,028	23,210,477
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Trust CI LLC(a),(c)
CMO Series 2021-NP10 Class A1
05/25/2051	1.992%	17,375,807	16,204,468
Verus Securitization Trust(a),(c)
CMO Series 2019-4 Class A3
11/25/2059	3.000%	4,140,987	4,095,917
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,350,000	5,965,117
CMO Series 2020-2 Class A1
05/25/2060	2.226%	896,608	879,795
CMO Series 2020-INV1 Class A1
03/25/2060	1.977%	343,628	338,386
CMO Series 2021-R1 Class A2
10/25/2063	1.057%	1,356,207	1,264,833
CMO Series 2021-R1 Class A3
10/25/2063	1.262%	1,728,070	1,607,696
CMO Series 2022-1 Class A1
01/25/2067	2.724%	23,705,678	21,706,841
CMO Series 2022-4 Class A1
04/25/2067	4.474%	3,114,452	3,050,442
Visio Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	2,314,499	2,244,914
Visio Trust(a)
CMO Series 2020-1R Class A2
11/25/2055	1.567%	1,262,429	1,205,089
CMO Series 2020-1R Class A3
11/25/2055	1.873%	1,436,511	1,369,625
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $960,443,392)			910,692,640

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace Holdings LLC(b),(j)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	6.063%	213,925	209,469
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(j)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	10.274%	32,969	27,298

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.0%
SWF Holdings I Corp.(b),(j)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	6.368%	240,968	209,842
Media and Entertainment 0.0%
Cengage Learning, Inc.(b),(j)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	7.814%	352,878	332,839
Technology 0.0%
Ascend Learning LLC(b),(j)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	2.500%	249,745	237,705
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	8.274%	150,000	134,400
DCert Buyer, Inc.(b),(j)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	9.903%	233,000	220,884
Epicore Software Corp.(b),(j)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	10.274%	104,000	103,436
UKG, Inc.(b),(j)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	5.535%	150,149	145,243
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	7.535%	291,000	282,770
Total			1,124,438
Total Senior Loans (Cost $2,012,218)			1,903,886

U.S. Treasury Obligations 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(h)
02/15/2045	2.500%	34,480,000	28,505,262
Total U.S. Treasury Obligations (Cost $33,126,413)			28,505,262

Money Market Funds 8.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(k),(l)	626,606,236	626,292,933
Total Money Market Funds (Cost $626,367,578)		626,292,933
Total Investments in Securities (Cost: $7,166,828,668)		8,433,647,913
Other Assets & Liabilities, Net		(590,167,428)
Net Assets		7,843,480,485

At August 31, 2022, securities and/or cash totaling $34,158,362 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	8,600	12/2022	USD	1,005,393,750	—	(2,422,551)
U.S. Ultra Treasury Bond	215	12/2022	USD	32,142,500	322,049	—
Total					322,049	(2,422,551)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	31

Portfolio of Investments  (continued)
August 31, 2022
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(1,650)	12/2022	USD	(343,741,408)	620,802	—
U.S. Treasury 2-Year Note	(350)	12/2022	USD	(72,914,844)	—	(5,604)
U.S. Treasury 5-Year Note	(625)	12/2022	USD	(69,262,696)	228,354	—
Total					849,156	(5,604)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2022, the total value of these securities amounted to $1,975,014,750, which represents 25.18% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2022.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2022.
(d)	Non-income producing investment.
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2022.
(g)	Principal and interest may not be guaranteed by a governmental entity.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	Represents a security purchased on a when-issued basis.
(j)	The stated interest rate represents the weighted average interest rate at August 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(k)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(l)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	635,247,260	2,888,826,596	(2,897,689,899)	(91,024)	626,292,933	(151,206)	2,961,331	626,606,236
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	575,320,650	—	575,320,650
Commercial Mortgage-Backed Securities - Non-Agency	—	510,877,319	—	510,877,319
Common Stocks
Communication Services	460,572,274	—	—	460,572,274
Consumer Discretionary	368,387,692	—	—	368,387,692
Consumer Staples	316,299,635	—	—	316,299,635
Energy	218,375,751	—	—	218,375,751
Financials	494,526,371	—	—	494,526,371
Health Care	670,777,050	—	—	670,777,050
Industrials	364,921,097	—	—	364,921,097
Information Technology	1,278,172,422	—	—	1,278,172,422
Materials	116,499,068	—	—	116,499,068
Real Estate	70,256,258	—	—	70,256,258
Utilities	131,895,596	—	—	131,895,596
Total Common Stocks	4,490,683,214	—	—	4,490,683,214
Convertible Bonds	—	315,168	—	315,168
Corporate Bonds & Notes	—	610,001,137	—	610,001,137
Exchange-Traded Equity Funds	62,923,764	—	—	62,923,764
Foreign Government Obligations	—	569,743	—	569,743
Residential Mortgage-Backed Securities - Agency	—	615,562,197	—	615,562,197
Residential Mortgage-Backed Securities - Non-Agency	—	910,692,640	—	910,692,640
Senior Loans	—	1,903,886	—	1,903,886
U.S. Treasury Obligations	28,505,262	—	—	28,505,262
Money Market Funds	626,292,933	—	—	626,292,933
Total Investments in Securities	5,208,405,173	3,225,242,740	—	8,433,647,913
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	33

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Asset
Futures Contracts	1,171,205	—	—	1,171,205
Liability
Futures Contracts	(2,428,155)	—	—	(2,428,155)
Total	5,207,148,223	3,225,242,740	—	8,432,390,963
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Balanced Fund | Annual Report 2022

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,540,461,090)	$7,807,354,980
Affiliated issuers (cost $626,367,578)	626,292,933
Foreign currency (cost $734,933)	734,933
Cash collateral held at broker for:
TBA	14,334,000
Receivable for:
Investments sold	13,320,368
Capital shares sold	8,271,119
Dividends	8,073,152
Interest	13,871,210
Foreign tax reclaims	117,451
Variation margin for futures contracts	116,693
Prepaid expenses	80,693
Trustees’ deferred compensation plan	344,433
Total assets	8,492,911,965
Liabilities
Due to custodian	894,599
Payable for:
Investments purchased	25,351,757
Investments purchased on a delayed delivery basis	611,194,846
Capital shares purchased	8,785,997
Variation margin for futures contracts	1,706,253
Management services fees	123,622
Distribution and/or service fees	56,594
Transfer agent fees	726,840
Compensation of board members	77,639
Other expenses	168,900
Trustees’ deferred compensation plan	344,433
Total liabilities	649,431,480
Net assets applicable to outstanding capital stock	$7,843,480,485
Represented by
Paid in capital	6,324,005,346
Total distributable earnings (loss)	1,519,475,139
Total - representing net assets applicable to outstanding capital stock	$7,843,480,485
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	35

Statement of Assets and Liabilities  (continued)
August 31, 2022
Class A
Net assets	$3,085,212,924
Shares outstanding	70,166,855
Net asset value per share	$43.97
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$46.65
Advisor Class
Net assets	$335,333,079
Shares outstanding	7,554,141
Net asset value per share	$44.39
Class C
Net assets	$1,224,470,455
Shares outstanding	28,004,590
Net asset value per share	$43.72
Institutional Class
Net assets	$2,100,253,637
Shares outstanding	47,869,463
Net asset value per share	$43.87
Institutional 2 Class
Net assets	$333,147,519
Shares outstanding	7,587,546
Net asset value per share	$43.91
Institutional 3 Class
Net assets	$650,888,899
Shares outstanding	14,657,061
Net asset value per share	$44.41
Class R
Net assets	$114,173,972
Shares outstanding	2,596,810
Net asset value per share	$43.97
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Balanced Fund | Annual Report 2022

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$74,376,986
Dividends — affiliated issuers	2,961,331
Interest	74,243,430
Foreign taxes withheld	(557,509)
Total income	151,024,238
Expenses:
Management services fees	49,506,664
Distribution and/or service fees
Class A	8,391,921
Class C	14,448,053
Class R	654,613
Transfer agent fees
Class A	3,119,385
Advisor Class	344,024
Class C	1,340,831
Institutional Class	2,159,892
Institutional 2 Class	232,817
Institutional 3 Class	49,307
Class R	121,563
Compensation of board members	122,423
Custodian fees	78,491
Printing and postage fees	331,745
Registration fees	291,416
Audit fees	42,000
Legal fees	102,467
Interest on collateral	5,145
Interest on interfund lending	460
Compensation of chief compliance officer	2,191
Other	122,697
Total expenses	81,468,105
Expense reduction	(1,080)
Total net expenses	81,467,025
Net investment income	69,557,213
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	496,319,428
Investments — affiliated issuers	(151,206)
Foreign currency translations	(1,654)
Futures contracts	(129,825,987)
Net realized gain	366,340,581
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,591,986,943)
Investments — affiliated issuers	(91,024)
Futures contracts	(810,009)
Net change in unrealized appreciation (depreciation)	(1,592,887,976)
Net realized and unrealized loss	(1,226,547,395)
Net decrease in net assets resulting from operations	$(1,156,990,182)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	37

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income	$69,557,213	$56,677,454
Net realized gain	366,340,581	706,931,135
Net change in unrealized appreciation (depreciation)	(1,592,887,976)	816,391,073
Net increase (decrease) in net assets resulting from operations	(1,156,990,182)	1,579,999,662
Distributions to shareholders
Net investment income and net realized gains
Class A	(301,333,013)	(141,966,093)
Advisor Class	(33,598,968)	(15,011,008)
Class C	(124,430,082)	(63,372,992)
Institutional Class	(217,188,113)	(99,779,426)
Institutional 2 Class	(37,022,415)	(18,318,381)
Institutional 3 Class	(64,433,085)	(30,699,777)
Class R	(11,695,427)	(6,076,797)
Total distributions to shareholders	(789,701,103)	(375,224,474)
Increase in net assets from capital stock activity	464,141,127	528,901,030
Total increase (decrease) in net assets	(1,482,550,158)	1,733,676,218
Net assets at beginning of year	9,326,030,643	7,592,354,425
Net assets at end of year	$7,843,480,485	$9,326,030,643
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Balanced Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	10,083,787	492,333,678	10,896,558	548,300,898
Distributions reinvested	5,680,179	286,850,006	2,819,018	135,724,323
Redemptions	(10,295,565)	(500,840,484)	(10,916,265)	(544,114,980)
Net increase	5,468,401	278,343,200	2,799,311	139,910,241
Advisor Class
Subscriptions	1,822,291	91,396,595	2,321,842	116,680,468
Distributions reinvested	659,706	33,574,129	308,498	15,002,822
Redemptions	(1,838,487)	(89,442,525)	(995,741)	(50,363,279)
Net increase	643,510	35,528,199	1,634,599	81,320,011
Class C
Subscriptions	3,488,168	172,317,393	4,550,853	228,898,710
Distributions reinvested	2,369,562	119,709,620	1,263,322	60,501,665
Redemptions	(7,425,517)	(358,773,357)	(8,047,269)	(404,051,454)
Net decrease	(1,567,787)	(66,746,344)	(2,233,094)	(114,651,079)
Institutional Class
Subscriptions	8,968,338	439,290,675	10,701,939	538,016,200
Distributions reinvested	3,732,782	187,780,068	1,788,288	86,013,626
Redemptions	(9,666,031)	(465,381,836)	(7,032,852)	(352,051,710)
Net increase	3,035,089	161,688,907	5,457,375	271,978,116
Institutional 2 Class
Subscriptions	1,749,381	85,011,500	3,572,908	175,157,920
Distributions reinvested	734,813	37,002,816	376,989	18,151,770
Redemptions	(3,051,743)	(149,515,640)	(1,803,036)	(89,839,069)
Net increase (decrease)	(567,549)	(27,501,324)	2,146,861	103,470,621
Institutional 3 Class
Subscriptions	3,081,999	152,927,781	3,127,170	158,978,431
Distributions reinvested	1,122,400	57,108,962	569,151	27,676,022
Redemptions	(2,590,162)	(127,143,105)	(2,565,468)	(129,465,845)
Net increase	1,614,237	82,893,638	1,130,853	57,188,608
Class R
Subscriptions	363,397	17,819,827	395,796	19,902,755
Distributions reinvested	225,446	11,406,732	121,910	5,862,266
Redemptions	(606,040)	(29,291,708)	(731,244)	(36,080,509)
Net decrease	(17,197)	(65,149)	(213,538)	(10,315,488)
Total net increase	8,608,704	464,141,127	10,722,367	528,901,030
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	39

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2022	$54.93	0.40	(6.73)	(6.33)	(0.34)	(4.29)	(4.63)
Year Ended 8/31/2021	$47.73	0.36	9.19	9.55	(0.37)	(1.98)	(2.35)
Year Ended 8/31/2020	$42.24	0.53	6.67	7.20	(0.63)	(1.08)	(1.71)
Year Ended 8/31/2019	$42.53	0.63	1.19	1.82	(0.60)	(1.51)	(2.11)
Year Ended 8/31/2018	$40.56	0.48	2.57	3.05	(0.46)	(0.62)	(1.08)
Advisor Class
Year Ended 8/31/2022	$55.42	0.52	(6.79)	(6.27)	(0.47)	(4.29)	(4.76)
Year Ended 8/31/2021	$48.13	0.49	9.27	9.76	(0.49)	(1.98)	(2.47)
Year Ended 8/31/2020	$42.58	0.64	6.72	7.36	(0.73)	(1.08)	(1.81)
Year Ended 8/31/2019	$42.86	0.73	1.21	1.94	(0.71)	(1.51)	(2.22)
Year Ended 8/31/2018	$40.87	0.58	2.59	3.17	(0.56)	(0.62)	(1.18)
Class C
Year Ended 8/31/2022	$54.68	0.03	(6.69)	(6.66)	(0.01)	(4.29)	(4.30)
Year Ended 8/31/2021	$47.56	(0.02)	9.16	9.14	(0.04)	(1.98)	(2.02)
Year Ended 8/31/2020	$42.08	0.21	6.65	6.86	(0.30)	(1.08)	(1.38)
Year Ended 8/31/2019	$42.38	0.32	1.19	1.51	(0.30)	(1.51)	(1.81)
Year Ended 8/31/2018	$40.42	0.17	2.56	2.73	(0.15)	(0.62)	(0.77)
Institutional Class
Year Ended 8/31/2022	$54.83	0.52	(6.72)	(6.20)	(0.47)	(4.29)	(4.76)
Year Ended 8/31/2021	$47.65	0.48	9.17	9.65	(0.49)	(1.98)	(2.47)
Year Ended 8/31/2020	$42.17	0.64	6.65	7.29	(0.73)	(1.08)	(1.81)
Year Ended 8/31/2019	$42.47	0.73	1.19	1.92	(0.71)	(1.51)	(2.22)
Year Ended 8/31/2018	$40.50	0.58	2.57	3.15	(0.56)	(0.62)	(1.18)
Institutional 2 Class
Year Ended 8/31/2022	$54.87	0.53	(6.71)	(6.18)	(0.49)	(4.29)	(4.78)
Year Ended 8/31/2021	$47.68	0.50	9.18	9.68	(0.51)	(1.98)	(2.49)
Year Ended 8/31/2020	$42.20	0.66	6.65	7.31	(0.75)	(1.08)	(1.83)
Year Ended 8/31/2019	$42.50	0.75	1.19	1.94	(0.73)	(1.51)	(2.24)
Year Ended 8/31/2018	$40.53	0.60	2.57	3.17	(0.58)	(0.62)	(1.20)
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Balanced Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022	$43.97	(12.57%)	0.92%(c),(d)	0.92%(c),(d),(e)	0.81%	121%	$3,085,213
Year Ended 8/31/2021	$54.93	20.72%	0.93%(c)	0.93%(c),(e)	0.71%	124%	$3,553,866
Year Ended 8/31/2020	$47.73	17.59%	0.95%	0.95%(e)	1.23%	140%	$2,954,559
Year Ended 8/31/2019	$42.24	4.79%	0.95%	0.95%	1.55%	119%	$2,685,001
Year Ended 8/31/2018	$42.53	7.63%	0.95%	0.95%(e)	1.16%	76%	$2,798,246
Advisor Class
Year Ended 8/31/2022	$44.39	(12.36%)	0.67%(c),(d)	0.67%(c),(d),(e)	1.06%	121%	$335,333
Year Ended 8/31/2021	$55.42	21.03%	0.68%(c)	0.68%(c),(e)	0.95%	124%	$382,964
Year Ended 8/31/2020	$48.13	17.89%	0.70%	0.70%(e)	1.48%	140%	$253,954
Year Ended 8/31/2019	$42.58	5.04%	0.70%	0.70%	1.80%	119%	$248,877
Year Ended 8/31/2018	$42.86	7.89%	0.70%	0.70%(e)	1.41%	76%	$262,644
Class C
Year Ended 8/31/2022	$43.72	(13.23%)	1.67%(c),(d)	1.67%(c),(d),(e)	0.05%	121%	$1,224,470
Year Ended 8/31/2021	$54.68	19.82%	1.68%(c)	1.68%(c),(e)	(0.04%)	124%	$1,616,952
Year Ended 8/31/2020	$47.56	16.73%	1.70%	1.70%(e)	0.48%	140%	$1,512,696
Year Ended 8/31/2019	$42.08	4.00%	1.70%	1.70%	0.80%	119%	$1,443,468
Year Ended 8/31/2018	$42.38	6.83%	1.70%	1.70%(e)	0.42%	76%	$1,591,465
Institutional Class
Year Ended 8/31/2022	$43.87	(12.36%)	0.67%(c),(d)	0.67%(c),(d),(e)	1.06%	121%	$2,100,254
Year Ended 8/31/2021	$54.83	21.01%	0.68%(c)	0.68%(c),(e)	0.96%	124%	$2,458,182
Year Ended 8/31/2020	$47.65	17.90%	0.70%	0.70%(e)	1.48%	140%	$1,876,178
Year Ended 8/31/2019	$42.17	5.04%	0.70%	0.70%	1.80%	119%	$1,672,560
Year Ended 8/31/2018	$42.47	7.91%	0.70%	0.70%(e)	1.42%	76%	$1,872,366
Institutional 2 Class
Year Ended 8/31/2022	$43.91	(12.32%)	0.64%(c),(d)	0.64%(c),(d)	1.09%	121%	$333,148
Year Ended 8/31/2021	$54.87	21.07%	0.64%(c)	0.64%(c)	1.00%	124%	$447,431
Year Ended 8/31/2020	$47.68	17.95%	0.65%	0.65%	1.52%	140%	$286,454
Year Ended 8/31/2019	$42.20	5.09%	0.65%	0.65%	1.84%	119%	$245,737
Year Ended 8/31/2018	$42.50	7.96%	0.65%	0.65%	1.46%	76%	$279,242
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	41

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2022	$55.44	0.57	(6.79)	(6.22)	(0.52)	(4.29)	(4.81)
Year Ended 8/31/2021	$48.15	0.53	9.27	9.80	(0.53)	(1.98)	(2.51)
Year Ended 8/31/2020	$42.60	0.68	6.72	7.40	(0.77)	(1.08)	(1.85)
Year Ended 8/31/2019	$42.88	0.78	1.20	1.98	(0.75)	(1.51)	(2.26)
Year Ended 8/31/2018	$40.88	0.63	2.59	3.22	(0.60)	(0.62)	(1.22)
Class R
Year Ended 8/31/2022	$54.92	0.27	(6.71)	(6.44)	(0.22)	(4.29)	(4.51)
Year Ended 8/31/2021	$47.73	0.23	9.18	9.41	(0.24)	(1.98)	(2.22)
Year Ended 8/31/2020	$42.23	0.42	6.68	7.10	(0.52)	(1.08)	(1.60)
Year Ended 8/31/2019	$42.53	0.53	1.18	1.71	(0.50)	(1.51)	(2.01)
Year Ended 8/31/2018	$40.56	0.38	2.57	2.95	(0.36)	(0.62)	(0.98)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Balanced Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2022	$44.41	(12.27%)	0.59%(c),(d)	0.59%(c),(d)	1.15%	121%	$650,889
Year Ended 8/31/2021	$55.44	21.13%	0.59%(c)	0.59%(c)	1.05%	124%	$723,074
Year Ended 8/31/2020	$48.15	18.00%	0.61%	0.61%	1.56%	140%	$573,567
Year Ended 8/31/2019	$42.60	5.14%	0.61%	0.61%	1.90%	119%	$377,342
Year Ended 8/31/2018	$42.88	8.01%	0.60%	0.60%	1.53%	76%	$308,783
Class R
Year Ended 8/31/2022	$43.97	(12.78%)	1.17%(c),(d)	1.17%(c),(d),(e)	0.56%	121%	$114,174
Year Ended 8/31/2021	$54.92	20.40%	1.18%(c)	1.18%(c),(e)	0.47%	124%	$143,562
Year Ended 8/31/2020	$47.73	17.32%	1.20%	1.20%(e)	0.98%	140%	$134,948
Year Ended 8/31/2019	$42.23	4.50%	1.20%	1.20%	1.30%	119%	$127,735
Year Ended 8/31/2018	$42.53	7.36%	1.20%	1.20%(e)	0.91%	76%	$133,485
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2022	43

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
44	Columbia Balanced Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
Columbia Balanced Fund | Annual Report 2022	45

Notes to Financial Statements  (continued)
August 31, 2022
also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
46	Columbia Balanced Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,171,205*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,428,155*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Balanced Fund | Annual Report 2022	47

Notes to Financial Statements  (continued)
August 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(129,825,987)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(810,009)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	1,032,565,567*
Futures contracts — short	44,678,808**

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended August 31, 2022.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
48	Columbia Balanced Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
Columbia Balanced Fund | Annual Report 2022	49

Notes to Financial Statements  (continued)
August 31, 2022
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
50	Columbia Balanced Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective July 1, 2022, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.5075% as the Fund’s net assets increase. Prior to July 1, 2022, the management services fee was equal to a percentage of the Fund’s daily net assets that declined from 0.72% to 0.52% as the Fund’s net assets increased. The effective management services fee rate for the year ended August 31, 2022 was 0.5679% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Balanced Fund | Annual Report 2022	51

Notes to Financial Statements  (continued)
August 31, 2022
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.09
The Fund and certain other affiliated investment companies had severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expired on January 31, 2019. Prior to being dissolved on March 17, 2022, SDC was owned by six associated investment companies, including the Fund.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $1,080.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
52	Columbia Balanced Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	4,219,296
Class C	—	1.00(b)	105,601

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2022 through December 31, 2022	Prior to January 1, 2022
Class A	1.08%	1.08%
Advisor Class	0.83	0.83
Class C	1.83	1.83
Institutional Class	0.83	0.83
Institutional 2 Class	0.80	0.79
Institutional 3 Class	0.75	0.74
Class R	1.33	1.33
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, trustees’ deferred compensation, foreign currency transactions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia Balanced Fund | Annual Report 2022	53

Notes to Financial Statements  (continued)
August 31, 2022
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
253,038	(253,038)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
198,579,497	591,121,606	789,701,103	58,906,315	316,318,159	375,224,474
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
17,176,983	267,812,510	—	1,234,902,183
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
7,197,488,780	1,595,849,944	(360,947,761)	1,234,902,183
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $10,426,151,496 and $10,674,216,370, respectively, for the year ended August 31, 2022, of which $6,500,507,342 and $6,348,522,415, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
54	Columbia Balanced Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	5,800,000	2.85	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended August 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
Columbia Balanced Fund | Annual Report 2022	55

Notes to Financial Statements  (continued)
August 31, 2022
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present
56	Columbia Balanced Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2022, affiliated shareholders of record owned 37.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Balanced Fund | Annual Report 2022	57

Notes to Financial Statements  (continued)
August 31, 2022
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
58	Columbia Balanced Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Balanced Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Balanced Fund | Annual Report 2022	59

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
53.18%	46.83%	0.21%	$395,470,269
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
60	Columbia Balanced Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Balanced Fund | Annual Report 2022	61

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
62	Columbia Balanced Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Balanced Fund | Annual Report 2022	63

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
64	Columbia Balanced Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Columbia Balanced Fund | Annual Report 2022	65

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
66	Columbia Balanced Fund | Annual Report 2022

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Balanced Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Balanced Fund | Annual Report 2022	67

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
68	Columbia Balanced Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. The Board also considered the benefits of the proposed additional breakpoints to the Fund’s current fee rate schedule (the Proposed Additional Breakpoints).
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. In this regard, the Board noted the Proposed Additional Breakpoints.
Columbia Balanced Fund | Annual Report 2022	69

Approval of Management Agreement  (continued)
(Unaudited)
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
70	Columbia Balanced Fund | Annual Report 2022

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Columbia Balanced Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN120_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia Contrarian Core Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Contrarian Core Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Contrarian Core Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	-13.34	10.44	12.63
	Including sales charges		-18.33	9.14	11.96
Advisor Class*		11/08/12	-13.09	10.72	12.91
Class C	Excluding sales charges	12/09/02	-13.95	9.62	11.79
	Including sales charges		-14.70	9.62	11.79
Institutional Class		12/14/92	-13.09	10.72	12.91
Institutional 2 Class*		11/08/12	-13.03	10.81	13.03
Institutional 3 Class*		11/08/12	-13.00	10.86	13.08
Class R		09/27/10	-13.55	10.16	12.35
Class V	Excluding sales charges	02/12/93	-13.32	10.44	12.61
	Including sales charges		-18.30	9.14	11.95
Russell 1000 Index			-12.96	11.61	12.98
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Contrarian Core Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	97.3
Money Market Funds	2.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	10.3
Consumer Discretionary	8.2
Consumer Staples	7.1
Energy	4.9
Financials	11.0
Health Care	14.9
Industrials	8.1
Information Technology	28.4
Materials	2.6
Real Estate	1.6
Utilities	2.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Contrarian Core Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2022, Class A shares of Columbia Contrarian Core Fund returned -13.34% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Index, which returned -12.96% for the same time period.
Market overview
U.S. equities fell in 2022 from record highs, ending three consecutive years of robust gains. Lingering worries related to the Omicron variant of COVID-19 were a headwind, as were fears around inflation, durability of growth and the end of more than a decade of easy monetary policy coming from the U.S. Federal Reserve (the Fed) and other global central banks. Volatility and risk-off sentiment spiked as investor concerns expanded to include ramifications of a prolonged Russia-Ukraine conflict. Commodity prices surged, particularly for oil and wheat, as the conflict in eastern Europe escalated into war and further complicated global supply chains. Oil prices, which already were elevated on supply-demand imbalances, reached a decade-high of more than $120 per barrel before retreating somewhat.
Despite mostly resilient corporate earnings reports, equities continued a choppy decline. The Fed raised interest rates four times during the period (March, May, June and July 2022), ending at a target rate of 2.25-2.50% by August 31, 2022. Investor sentiment was dominated by an increasing focus on persistent inflation, the ongoing war in Ukraine, slowing economic growth leading to a possible recession and continued supply-chain snarls.
The energy sector delivered outsized gains for the period, in excess of 78% for the benchmark. The utilities and consumer staples sectors also ended the period in positive territory for the benchmark. The remaining eight sectors in the benchmark all delivered negative returns, with the communication services sector delivering the worst performance for the benchmark for the period.
The Fund’s notable detractors during the period
•	Stock selection within the financials and consumer discretionary sectors detracted from performance versus the benchmark during the period.
•	An overweighted allocation to the communication services sector also weighed on results versus the benchmark.
•	Shares of cable and broadband provider Comcast Corp. declined during the period. Struggling against the rising tide of streaming services, Comcast continued to lose subscribers quarter over quarter. Comcast has taken strides to pivot its business to more profitable endeavors, namely its streaming service Peacock TV LLC.
•	Medtronic was also a relative detractor. The company’s shares had significantly underperformed through the first five months of 2022, and the Fund sold the long-term holding after losing conviction that the leading medical device company would begin to thrive again in the post-COVID period.
•	Adobe, Inc., a provider of software solutions for creative and marketing professionals, saw its share price tumble during the period along with many other higher growth technology names as investors rotated away from growth to value on concerns of higher inflation and a slowing economy.
•	Shares of camera and social media company Snap, Inc. moved lower during the period as the company reported earnings which came in below expectations and provided weaker-than-expected guidance. The company pointed to headwinds stemming from global supply chain issues that placed pressure on overall advertising budgets as a reason for the shortfall in guidance. Snap also attributed the shortfall in forward-looking guidance to increased headwinds related to changes made in the way Apple Inc. tracks how users interact with mobile advertising campaigns. We considered this level of change a violation of our investment thesis and, therefore, sold out of the Fund’s position in Snap.
The Fund’s notable contributors during the period
•	Stock selection within the health care, information technology, materials and communication services sectors was beneficial to Fund performance relative to the benchmark during the period.
•	An overweight to the energy sector, as well as an underweighted allocation to the consumer discretionary sector, contributed to relative performance during the period.
Columbia Contrarian Core Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	The Fund’s cash position (while small, as it typically is, at less than 2%) also helped during a down period for equities.
•	All three of the Fund’s holdings in the energy sector were top relative contributors as energy was by far the best performing sector during the period. Chevron Corp., EOG Resources, Inc. and Canadian Natural Resources LTD all benefitted from the strong oil market during the Fund’s fiscal year, particularly during the first half of 2022.
○	Shares of Chevron, the global integrated oil company, performed well in a strong oil market after the company continued to post strong financial results.
○	EOG Resources, an oil and natural gas exploration and production company, traded higher on the increase in global energy prices, driven, in turn, by geopolitical conflict and reduced global supply. In addition, EOG’s production of oil, natural gas liquids and natural gas came in above company guidance with capital expenditures below the low end of the guidance range.
○	Canadian Natural Resources LTD also benefited from a strong oil market and executed well, as reflected in its financial results throughout the period. Highlights during the period included the company significantly reducing its net debt as well as increasing earnings and quarterly dividends.
•	A position in Raytheon Technologies Corp. was also additive to Fund performance relative to the benchmark. Execution for the aerospace and defense company remained solid with margin progress in its aerospace segment continuing, while the near-term weakness in its defense segment was trumped by building long-term demand drivers for the conflict in Ukraine.
•	In the health care sector, Fund holdings of Vertex Pharmaceuticals Incorporated (Vertex) and Eli Lily and Company (Eli Lilly) performed well.
○	Vertex, a leading biotech company, is focused on developing innovative medicines. The company’s key cystic fibrosis therapy, Trikafta, continued to gain penetration outside of U.S. markets as well as among younger populations. Overall, Vertex continued to deliver solid operational performance and pipeline visibility increased during the period with multiple late-stage programs in development.
○	Eli Lilly’s drug Tirzepatide has a best-in-class profile in the treatment of both type 2 diabetes and obesity. Today, there are 100 million patients with obesity in the United States and less than 3% receive any care. Given the robust clinical data for Tirzepatide in the treatment of obesity, Eli Lilly has an opportunity to make a major difference in this population and help prevent downstream issues such as diabetes.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Contrarian Core Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	894.50	1,020.16	4.78	5.09	1.00
Advisor Class	1,000.00	1,000.00	895.90	1,021.42	3.58	3.82	0.75
Class C	1,000.00	1,000.00	891.30	1,016.38	8.34	8.89	1.75
Institutional Class	1,000.00	1,000.00	896.00	1,021.42	3.58	3.82	0.75
Institutional 2 Class	1,000.00	1,000.00	896.10	1,021.78	3.25	3.47	0.68
Institutional 3 Class	1,000.00	1,000.00	896.50	1,022.03	3.01	3.21	0.63
Class R	1,000.00	1,000.00	893.60	1,018.90	5.97	6.36	1.25
Class V	1,000.00	1,000.00	894.70	1,020.16	4.78	5.09	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Contrarian Core Fund | Annual Report 2022	7

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.3%
Issuer	Shares	Value ($)
Communication Services 10.0%
Entertainment 2.6%
Endeavor Group Holdings, Inc., Class A(a)	1,865,823	42,204,916
Take-Two Interactive Software, Inc.(a)	1,113,598	136,482,571
Walt Disney Co. (The)(a)	874,068	97,965,542
Total		276,653,029
Interactive Media & Services 4.6%
Alphabet, Inc., Class A(a)	1,857,861	201,057,717
Alphabet, Inc., Class C(a)	1,839,563	200,788,302
Meta Platforms, Inc., Class A(a)	521,669	84,995,530
Total		486,841,549
Media 0.9%
Comcast Corp., Class A	2,642,164	95,619,915
Wireless Telecommunication Services 1.9%
T-Mobile US, Inc.(a)	1,357,332	195,401,515
Total Communication Services		1,054,516,008
Consumer Discretionary 8.0%
Automobiles 1.0%
Tesla, Inc.(a)	398,343	109,787,314
Hotels, Restaurants & Leisure 0.8%
Chipotle Mexican Grill, Inc.(a)	7,902	12,617,914
McDonald’s Corp.	262,154	66,136,211
Total		78,754,125
Internet & Direct Marketing Retail 4.6%
Amazon.com, Inc.(a)	3,788,361	480,250,524
Specialty Retail 0.9%
Lowe’s Companies, Inc.	241,381	46,861,707
TJX Companies, Inc. (The)	838,954	52,308,782
Total		99,170,489
Textiles, Apparel & Luxury Goods 0.7%
Tapestry, Inc.	2,199,990	76,405,653
Total Consumer Discretionary		844,368,105
Consumer Staples 6.9%
Beverages 0.6%
Monster Beverage Corp.(a)	779,501	69,243,074
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 3.4%
Sysco Corp.	1,428,377	117,441,157
Walmart, Inc.	1,794,475	237,857,661
Total		355,298,818
Food Products 1.6%
Mondelez International, Inc., Class A	2,675,930	165,533,030
Household Products 1.0%
Procter & Gamble Co. (The)	744,264	102,663,776
Personal Products 0.3%
Coty, Inc., Class A(a)	4,227,074	31,745,326
Total Consumer Staples		724,484,024
Energy 4.7%
Oil, Gas & Consumable Fuels 4.7%
Canadian Natural Resources Ltd.	2,145,145	117,575,397
Chevron Corp.	1,527,118	241,376,271
EOG Resources, Inc.	1,163,873	141,177,795
Total		500,129,463
Total Energy		500,129,463
Financials 10.7%
Banks 4.7%
Bank of America Corp.	5,451,902	183,238,426
JPMorgan Chase & Co.	816,914	92,907,629
Wells Fargo & Co.	4,956,868	216,664,701
Total		492,810,756
Capital Markets 2.7%
BlackRock, Inc.	98,438	65,598,099
MSCI, Inc.	146,586	65,852,295
State Street Corp.	2,297,677	157,046,223
Total		288,496,617
Consumer Finance 0.1%
American Express Co.	74,423	11,312,296
Diversified Financial Services 2.8%
Berkshire Hathaway, Inc., Class B(a)	1,062,133	298,246,946
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Contrarian Core Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 0.4%
Aon PLC, Class A	150,836	42,122,461
Total Financials		1,132,989,076
Health Care 14.5%
Biotechnology 2.5%
BioMarin Pharmaceutical, Inc.(a)	941,530	83,984,476
Horizon Therapeutics PLC(a)	551,695	32,665,861
Vertex Pharmaceuticals, Inc.(a)	528,711	148,969,611
Total		265,619,948
Health Care Equipment & Supplies 2.6%
Abbott Laboratories	1,162,351	119,315,330
Baxter International, Inc.	1,016,241	58,393,208
Boston Scientific Corp.(a)	2,410,263	97,157,702
Total		274,866,240
Health Care Providers & Services 3.2%
CVS Health Corp.	1,856,202	182,186,226
Elevance Health, Inc.	321,014	155,727,102
Total		337,913,328
Life Sciences Tools & Services 1.2%
IQVIA Holdings, Inc.(a)	302,803	64,394,086
Thermo Fisher Scientific, Inc.	117,345	63,990,575
Total		128,384,661
Pharmaceuticals 5.0%
Eli Lilly & Co.	646,487	194,741,279
Johnson & Johnson	2,075,880	334,922,479
Total		529,663,758
Total Health Care		1,536,447,935
Industrials 7.9%
Aerospace & Defense 2.7%
Raytheon Technologies Corp.	3,165,748	284,125,883
Airlines 0.7%
Southwest Airlines Co.(a)	2,089,777	76,694,816
Industrial Conglomerates 1.8%
General Electric Co.	1,278,020	93,857,789
Honeywell International, Inc.	509,228	96,422,322
Total		190,280,111
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 2.7%
Uber Technologies, Inc.(a)	5,295,254	152,291,505
Union Pacific Corp.	590,177	132,500,638
Total		284,792,143
Total Industrials		835,892,953
Information Technology 27.7%
Electronic Equipment, Instruments & Components 0.9%
TE Connectivity Ltd.	779,206	98,343,589
IT Services 5.5%
Fidelity National Information Services, Inc.	1,000,504	91,416,050
Global Payments, Inc.	669,488	83,170,494
International Business Machines Corp.	327,969	42,127,618
MasterCard, Inc., Class A	488,938	158,596,819
PayPal Holdings, Inc.(a)	790,356	73,850,865
Visa, Inc., Class A	648,659	128,895,030
Total		578,056,876
Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc.(a)	700,161	59,422,664
Lam Research Corp.	201,640	88,300,173
Marvell Technology, Inc.	601,815	28,176,978
NVIDIA Corp.	567,198	85,612,866
Total		261,512,681
Software 12.3%
Adobe, Inc.(a)	506,326	189,082,382
Intuit, Inc.	434,494	187,605,819
Microsoft Corp.	2,740,417	716,536,833
Palo Alto Networks, Inc.(a)	230,351	128,261,740
Salesforce, Inc.(a)	498,072	77,759,001
Total		1,299,245,775
Technology Hardware, Storage & Peripherals 6.5%
Apple, Inc.	4,373,221	687,557,806
Total Information Technology		2,924,716,727

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.5%
Chemicals 2.5%
Corteva, Inc.	1,301,116	79,927,556
Ecolab, Inc.	430,575	70,541,102
International Flavors & Fragrances, Inc.	1,054,022	116,448,351
Total		266,917,009
Total Materials		266,917,009
Real Estate 1.5%
Equity Real Estate Investment Trusts (REITS) 1.5%
American Tower Corp.	633,088	160,836,006
Total Real Estate		160,836,006
Utilities 2.9%
Electric Utilities 1.7%
American Electric Power Co., Inc.	1,741,840	174,532,368
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.2%
Public Service Enterprise Group, Inc.	1,967,358	126,619,161
Total Utilities		301,151,529
Total Common Stocks (Cost $6,876,378,302)		10,282,448,835

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(b),(c)	289,320,708	289,176,047
Total Money Market Funds (Cost $289,162,366)		289,176,047
Total Investments in Securities (Cost: $7,165,540,668)		10,571,624,882
Other Assets & Liabilities, Net		(6,537,036)
Net Assets		10,565,087,846

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	101,164,946	2,546,251,428	(2,358,253,984)	13,657	289,176,047	(122,031)	1,284,004	289,320,708
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Contrarian Core Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,054,516,008	—	—	1,054,516,008
Consumer Discretionary	844,368,105	—	—	844,368,105
Consumer Staples	724,484,024	—	—	724,484,024
Energy	500,129,463	—	—	500,129,463
Financials	1,132,989,076	—	—	1,132,989,076
Health Care	1,536,447,935	—	—	1,536,447,935
Industrials	835,892,953	—	—	835,892,953
Information Technology	2,924,716,727	—	—	2,924,716,727
Materials	266,917,009	—	—	266,917,009
Real Estate	160,836,006	—	—	160,836,006
Utilities	301,151,529	—	—	301,151,529
Total Common Stocks	10,282,448,835	—	—	10,282,448,835
Money Market Funds	289,176,047	—	—	289,176,047
Total Investments in Securities	10,571,624,882	—	—	10,571,624,882
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2022	11

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,876,378,302)	$10,282,448,835
Affiliated issuers (cost $289,162,366)	289,176,047
Foreign currency (cost $1,680,677)	1,680,677
Receivable for:
Investments sold	28,546,573
Capital shares sold	2,665,459
Dividends	16,435,763
Foreign tax reclaims	396,594
Prepaid expenses	110,913
Trustees’ deferred compensation plan	775,969
Total assets	10,622,236,830
Liabilities
Due to custodian	1,708,119
Payable for:
Investments purchased	33,764,412
Capital shares purchased	19,317,011
Management services fees	178,520
Distribution and/or service fees	24,815
Transfer agent fees	1,090,025
Compensation of board members	104,541
Other expenses	185,572
Trustees’ deferred compensation plan	775,969
Total liabilities	57,148,984
Net assets applicable to outstanding capital stock	$10,565,087,846
Represented by
Paid in capital	6,293,785,505
Total distributable earnings (loss)	4,271,302,341
Total - representing net assets applicable to outstanding capital stock	$10,565,087,846
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Contrarian Core Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
August 31, 2022
Class A
Net assets	$1,671,377,486
Shares outstanding	60,071,480
Net asset value per share	$27.82
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$29.52
Advisor Class
Net assets	$570,718,434
Shares outstanding	19,792,264
Net asset value per share	$28.84
Class C
Net assets	$378,576,103
Shares outstanding	15,815,341
Net asset value per share	$23.94
Institutional Class
Net assets	$4,351,596,968
Shares outstanding	154,552,970
Net asset value per share	$28.16
Institutional 2 Class
Net assets	$667,505,336
Shares outstanding	23,163,219
Net asset value per share	$28.82
Institutional 3 Class
Net assets	$2,642,361,867
Shares outstanding	91,599,321
Net asset value per share	$28.85
Class R
Net assets	$113,471,959
Shares outstanding	4,081,775
Net asset value per share	$27.80
Class V
Net assets	$169,479,693
Shares outstanding	6,176,007
Net asset value per share	$27.44
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$29.11
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2022	13

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$157,711,172
Dividends — affiliated issuers	1,284,004
Interfund lending	1,294
Foreign taxes withheld	(1,233,430)
Total income	157,763,040
Expenses:
Management services fees	73,066,834
Distribution and/or service fees
Class A	4,746,205
Class C	4,700,353
Class R	652,043
Class V	484,102
Transfer agent fees
Class A	2,413,838
Advisor Class	817,125
Class C	597,168
Institutional Class	6,228,875
Institutional 2 Class	430,047
Institutional 3 Class	180,017
Class R	165,772
Class V	246,182
Compensation of board members	164,592
Custodian fees	62,259
Printing and postage fees	389,602
Registration fees	245,062
Audit fees	29,706
Legal fees	136,436
Compensation of chief compliance officer	3,056
Other	167,683
Total expenses	95,926,957
Expense reduction	(4,264)
Total net expenses	95,922,693
Net investment income	61,840,347
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,156,886,203
Investments — affiliated issuers	(122,031)
Foreign currency translations	(3,716)
Net realized gain	1,156,760,456
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,864,255,712)
Investments — affiliated issuers	13,657
Foreign currency translations	(833)
Net change in unrealized appreciation (depreciation)	(2,864,242,888)
Net realized and unrealized loss	(1,707,482,432)
Net decrease in net assets resulting from operations	$(1,645,642,085)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Contrarian Core Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income	$61,840,347	$56,214,447
Net realized gain	1,156,760,456	1,433,957,844
Net change in unrealized appreciation (depreciation)	(2,864,242,888)	1,820,968,250
Net increase (decrease) in net assets resulting from operations	(1,645,642,085)	3,311,140,541
Distributions to shareholders
Net investment income and net realized gains
Class A	(248,040,955)	(121,933,982)
Advisor Class	(83,993,104)	(44,172,711)
Class C	(71,648,177)	(40,970,431)
Institutional Class	(648,750,792)	(327,244,245)
Institutional 2 Class	(101,640,489)	(52,880,480)
Institutional 3 Class	(399,260,986)	(191,447,614)
Class R	(16,900,701)	(8,820,479)
Class V	(25,882,833)	(13,110,291)
Total distributions to shareholders	(1,596,118,037)	(800,580,233)
Increase in net assets from capital stock activity	624,160,386	220,109,742
Total increase (decrease) in net assets	(2,617,599,736)	2,730,670,050
Net assets at beginning of year	13,182,687,582	10,452,017,532
Net assets at end of year	$10,565,087,846	$13,182,687,582
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2022	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	7,173,174	225,974,029	8,207,783	263,211,026
Distributions reinvested	7,052,274	228,282,119	3,825,008	112,722,971
Redemptions	(10,586,589)	(331,438,652)	(10,935,142)	(346,698,701)
Net increase	3,638,859	122,817,496	1,097,649	29,235,296
Advisor Class
Subscriptions	3,894,443	126,057,847	4,253,055	141,742,720
Distributions reinvested	2,426,602	81,266,896	1,400,438	42,517,289
Redemptions	(5,207,867)	(168,960,931)	(6,109,142)	(206,309,952)
Net increase (decrease)	1,113,178	38,363,812	(455,649)	(22,049,943)
Class C
Subscriptions	1,356,379	37,187,816	1,524,554	43,303,748
Distributions reinvested	2,477,529	69,370,813	1,503,216	39,248,973
Redemptions	(5,166,302)	(140,541,479)	(6,541,940)	(184,574,174)
Net decrease	(1,332,394)	(33,982,850)	(3,514,170)	(102,021,453)
Institutional Class
Subscriptions	18,000,362	572,977,701	20,159,310	642,463,808
Distributions reinvested	18,595,718	608,079,971	10,263,303	305,128,008
Redemptions	(25,901,207)	(821,657,440)	(27,245,363)	(877,443,216)
Net increase	10,694,873	359,400,232	3,177,250	70,148,600
Institutional 2 Class
Subscriptions	2,116,482	68,996,293	5,224,951	171,256,732
Distributions reinvested	3,036,132	101,558,621	1,742,501	52,832,640
Redemptions	(4,780,790)	(156,247,153)	(5,517,999)	(181,402,077)
Net increase	371,824	14,307,761	1,449,453	42,687,295
Institutional 3 Class
Subscriptions	11,315,637	364,235,729	18,037,556	579,266,441
Distributions reinvested	9,291,200	310,976,452	4,752,273	144,183,977
Redemptions	(17,531,135)	(567,306,226)	(15,394,023)	(512,019,370)
Net increase	3,075,702	107,905,955	7,395,806	211,431,048
Class R
Subscriptions	414,445	13,254,917	544,807	17,453,631
Distributions reinvested	517,344	16,761,949	294,359	8,686,521
Redemptions	(775,349)	(24,498,125)	(1,106,598)	(35,520,408)
Net increase (decrease)	156,440	5,518,741	(267,432)	(9,380,256)
Class V
Subscriptions	198,920	6,295,381	114,209	3,357,298
Distributions reinvested	586,499	18,726,926	322,454	9,389,850
Redemptions	(491,137)	(15,193,068)	(401,460)	(12,687,993)
Net increase	294,282	9,829,239	35,203	59,155
Total net increase	18,012,764	624,160,386	8,918,110	220,109,742
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Contrarian Core Fund | Annual Report 2022

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Columbia Contrarian Core Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2022	$36.54	0.10	(4.35)	(4.25)	(0.07)	(4.40)	(4.47)
Year Ended 8/31/2021	$29.79	0.09	8.94	9.03	(0.17)	(2.11)	(2.28)
Year Ended 8/31/2020	$25.48	0.18	5.65	5.83	(0.23)	(1.29)	(1.52)
Year Ended 8/31/2019	$27.19	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)
Year Ended 8/31/2018	$25.41	0.18	3.05	3.23	(0.18)	(1.27)	(1.45)
Advisor Class
Year Ended 8/31/2022	$37.70	0.19	(4.49)	(4.30)	(0.16)	(4.40)	(4.56)
Year Ended 8/31/2021	$30.66	0.18	9.21	9.39	(0.24)	(2.11)	(2.35)
Year Ended 8/31/2020	$26.19	0.25	5.80	6.05	(0.29)	(1.29)	(1.58)
Year Ended 8/31/2019	$27.89	0.29	0.19	0.48	(0.28)	(1.90)	(2.18)
Year Ended 8/31/2018	$26.02	0.25	3.13	3.38	(0.24)	(1.27)	(1.51)
Class C
Year Ended 8/31/2022	$32.19	(0.12)	(3.73)	(3.85)	—	(4.40)	(4.40)
Year Ended 8/31/2021	$26.53	(0.13)	7.90	7.77	—	(2.11)	(2.11)
Year Ended 8/31/2020	$22.84	(0.02)	5.04	5.02	(0.04)	(1.29)	(1.33)
Year Ended 8/31/2019	$24.57	0.04	0.15	0.19	(0.02)	(1.90)	(1.92)
Year Ended 8/31/2018	$23.09	(0.01)	2.76	2.75	—	(1.27)	(1.27)
Institutional Class
Year Ended 8/31/2022	$36.92	0.18	(4.38)	(4.20)	(0.16)	(4.40)	(4.56)
Year Ended 8/31/2021	$30.07	0.18	9.02	9.20	(0.24)	(2.11)	(2.35)
Year Ended 8/31/2020	$25.71	0.24	5.70	5.94	(0.29)	(1.29)	(1.58)
Year Ended 8/31/2019	$27.42	0.29	0.18	0.47	(0.28)	(1.90)	(2.18)
Year Ended 8/31/2018	$25.61	0.25	3.07	3.32	(0.24)	(1.27)	(1.51)
Institutional 2 Class
Year Ended 8/31/2022	$37.68	0.21	(4.49)	(4.28)	(0.18)	(4.40)	(4.58)
Year Ended 8/31/2021	$30.64	0.20	9.21	9.41	(0.26)	(2.11)	(2.37)
Year Ended 8/31/2020	$26.17	0.27	5.80	6.07	(0.31)	(1.29)	(1.60)
Year Ended 8/31/2019	$27.88	0.32	0.18	0.50	(0.31)	(1.90)	(2.21)
Year Ended 8/31/2018	$26.01	0.28	3.13	3.41	(0.27)	(1.27)	(1.54)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Contrarian Core Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022	$27.82	(13.34%)	0.99%	0.99%(c)	0.32%	49%	$1,671,377
Year Ended 8/31/2021	$36.54	32.15%	1.00%(d)	1.00%(c),(d)	0.29%	47%	$2,061,801
Year Ended 8/31/2020	$29.79	23.80%	1.02%	1.02%(c)	0.67%	51%	$1,648,211
Year Ended 8/31/2019	$25.48	2.49%	1.03%(d)	1.03%(d)	0.91%	53%	$1,568,622
Year Ended 8/31/2018	$27.19	13.09%	1.02%	1.02%(c)	0.70%	63%	$1,912,203
Advisor Class
Year Ended 8/31/2022	$28.84	(13.09%)	0.74%	0.74%(c)	0.57%	49%	$570,718
Year Ended 8/31/2021	$37.70	32.47%	0.75%(d)	0.75%(c),(d)	0.54%	47%	$704,253
Year Ended 8/31/2020	$30.66	24.06%	0.77%	0.77%(c)	0.92%	51%	$586,655
Year Ended 8/31/2019	$26.19	2.74%	0.78%(d)	0.78%(d)	1.16%	53%	$610,686
Year Ended 8/31/2018	$27.89	13.39%	0.77%	0.77%(c)	0.95%	63%	$743,515
Class C
Year Ended 8/31/2022	$23.94	(13.95%)	1.74%	1.74%(c)	(0.44%)	49%	$378,576
Year Ended 8/31/2021	$32.19	31.14%	1.75%(d)	1.75%(c),(d)	(0.45%)	47%	$552,047
Year Ended 8/31/2020	$26.53	22.85%	1.77%	1.77%(c)	(0.08%)	51%	$548,126
Year Ended 8/31/2019	$22.84	1.73%	1.78%(d)	1.78%(d)	0.16%	53%	$561,716
Year Ended 8/31/2018	$24.57	12.23%	1.77%	1.77%(c)	(0.05%)	63%	$708,041
Institutional Class
Year Ended 8/31/2022	$28.16	(13.09%)	0.74%	0.74%(c)	0.57%	49%	$4,351,597
Year Ended 8/31/2021	$36.92	32.47%	0.75%(d)	0.75%(c),(d)	0.54%	47%	$5,311,382
Year Ended 8/31/2020	$30.07	24.08%	0.77%	0.77%(c)	0.92%	51%	$4,230,127
Year Ended 8/31/2019	$25.71	2.75%	0.78%(d)	0.78%(d)	1.16%	53%	$3,961,440
Year Ended 8/31/2018	$27.42	13.37%	0.77%	0.77%(c)	0.95%	63%	$4,889,699
Institutional 2 Class
Year Ended 8/31/2022	$28.82	(13.03%)	0.67%	0.67%	0.64%	49%	$667,505
Year Ended 8/31/2021	$37.68	32.58%	0.68%(d)	0.68%(d)	0.61%	47%	$858,820
Year Ended 8/31/2020	$30.64	24.19%	0.69%	0.69%	1.00%	51%	$653,968
Year Ended 8/31/2019	$26.17	2.81%	0.68%(d)	0.68%(d)	1.25%	53%	$638,213
Year Ended 8/31/2018	$27.88	13.50%	0.68%	0.68%	1.04%	63%	$894,849
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2022	$37.72	0.22	(4.49)	(4.27)	(0.20)	(4.40)	(4.60)
Year Ended 8/31/2021	$30.67	0.22	9.21	9.43	(0.27)	(2.11)	(2.38)
Year Ended 8/31/2020	$26.19	0.28	5.81	6.09	(0.32)	(1.29)	(1.61)
Year Ended 8/31/2019	$27.89	0.33	0.19	0.52	(0.32)	(1.90)	(2.22)
Year Ended 8/31/2018	$26.03	0.29	3.12	3.41	(0.28)	(1.27)	(1.55)
Class R
Year Ended 8/31/2022	$36.52	0.02	(4.34)	(4.32)	—	(4.40)	(4.40)
Year Ended 8/31/2021	$29.78	0.01	8.94	8.95	(0.10)	(2.11)	(2.21)
Year Ended 8/31/2020	$25.48	0.11	5.64	5.75	(0.16)	(1.29)	(1.45)
Year Ended 8/31/2019	$27.18	0.16	0.19	0.35	(0.15)	(1.90)	(2.05)
Year Ended 8/31/2018	$25.41	0.12	3.04	3.16	(0.12)	(1.27)	(1.39)
Class V
Year Ended 8/31/2022	$36.09	0.10	(4.28)	(4.18)	(0.07)	(4.40)	(4.47)
Year Ended 8/31/2021	$29.45	0.09	8.83	8.92	(0.17)	(2.11)	(2.28)
Year Ended 8/31/2020	$25.22	0.17	5.58	5.75	(0.23)	(1.29)	(1.52)
Year Ended 8/31/2019	$26.93	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)
Year Ended 8/31/2018	$25.18	0.18	3.02	3.20	(0.18)	(1.27)	(1.45)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Contrarian Core Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2022	$28.85	(13.00%)	0.62%	0.62%	0.69%	49%	$2,642,362
Year Ended 8/31/2021	$37.72	32.64%	0.63%(d)	0.63%(d)	0.66%	47%	$3,338,749
Year Ended 8/31/2020	$30.67	24.26%	0.64%	0.64%	1.05%	51%	$2,487,886
Year Ended 8/31/2019	$26.19	2.90%	0.64%(d)	0.64%(d)	1.30%	53%	$2,123,062
Year Ended 8/31/2018	$27.89	13.50%	0.63%	0.63%	1.10%	63%	$2,101,809
Class R
Year Ended 8/31/2022	$27.80	(13.55%)	1.24%	1.24%(c)	0.07%	49%	$113,472
Year Ended 8/31/2021	$36.52	31.83%	1.25%(d)	1.25%(c),(d)	0.04%	47%	$143,336
Year Ended 8/31/2020	$29.78	23.47%	1.27%	1.27%(c)	0.42%	51%	$124,853
Year Ended 8/31/2019	$25.48	2.24%	1.28%(d)	1.28%(d)	0.66%	53%	$124,951
Year Ended 8/31/2018	$27.18	12.78%	1.27%	1.27%(c)	0.45%	63%	$145,912
Class V
Year Ended 8/31/2022	$27.44	(13.32%)	0.99%	0.99%(c)	0.32%	49%	$169,480
Year Ended 8/31/2021	$36.09	32.14%	1.00%(d)	1.00%(c),(d)	0.29%	47%	$212,301
Year Ended 8/31/2020	$29.45	23.73%	1.02%	1.02%(c)	0.67%	51%	$172,192
Year Ended 8/31/2019	$25.22	2.52%	1.03%(d)	1.03%(d)	0.91%	53%	$150,836
Year Ended 8/31/2018	$26.93	13.09%	1.02%	1.02%(c)	0.70%	63%	$163,335
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2022	21

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Contrarian Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Contrarian Core Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.555% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2022 was 0.607% of the Fund’s average daily net assets.
24	Columbia Contrarian Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
Class V	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $4,264.
Columbia Contrarian Core Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,446,495
Class C	—	1.00(b)	17,072
Class V	5.75	0.50 - 1.00(a)	69

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Contrarian Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2022
Class A	1.03%
Advisor Class	0.78
Class C	1.78
Institutional Class	0.78
Institutional 2 Class	0.71
Institutional 3 Class	0.66
Class R	1.28
Class V	1.03
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(17,882,660)	17,882,660	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Contrarian Core Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
242,751,172	1,353,366,865	1,596,118,037	75,522,227	725,058,006	800,580,233
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
24,150,680	894,140,530	—	3,353,885,542
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
7,217,739,339	3,589,088,782	(235,203,240)	3,353,885,542
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,818,038,732 and $6,830,424,976, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Contrarian Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,222,222	1.24	9
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended August 31, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
Columbia Contrarian Core Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, one unaffiliated shareholder of record owned 12.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
30	Columbia Contrarian Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Contrarian Core Fund | Annual Report 2022	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Contrarian Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Contrarian Core Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Contrarian Core Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
70.74%	64.27%	$1,240,644,790
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Contrarian Core Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
34	Columbia Contrarian Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Contrarian Core Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
36	Columbia Contrarian Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Contrarian Core Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
38	Columbia Contrarian Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Contrarian Core Fund | Annual Report 2022	39

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Contrarian Core Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
40	Columbia Contrarian Core Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Contrarian Core Fund | Annual Report 2022	41

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
42	Columbia Contrarian Core Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Contrarian Core Fund | Annual Report 2022	43

Columbia Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN133_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia Emerging Markets Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Emerging Markets Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Emerging Markets Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2008
Robert Cameron
Portfolio Manager
Managed Fund since 2008
Perry Vickery, CFA
Portfolio Manager
Managed Fund since 2017
Derek Lin, CFA
Portfolio Manager
Managed Fund since 2020
Darren Powell, CFA
Portfolio Manager
Managed Fund since 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/28/07	-36.71	-0.65	3.07
	Including sales charges		-40.34	-1.82	2.47
Advisor Class*		03/19/13	-36.52	-0.38	3.34
Class C	Excluding sales charges	09/28/07	-37.18	-1.39	2.31
	Including sales charges		-37.80	-1.39	2.31
Institutional Class		01/02/98	-36.52	-0.40	3.34
Institutional 2 Class*		11/08/12	-36.44	-0.26	3.49
Institutional 3 Class*		11/08/12	-36.41	-0.22	3.54
Class R		09/27/10	-36.85	-0.90	2.82
MSCI Emerging Markets Index (Net)			-21.80	0.59	2.92
MSCI EAFE Index (Net)			-19.80	1.63	5.00
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Emerging Markets Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	9.2
Consumer Discretionary	20.3
Consumer Staples	2.3
Energy	4.3
Financials	25.5
Health Care	7.2
Industrials	5.2
Information Technology	24.3
Materials	0.2
Real Estate	1.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2022)
Argentina	2.9
Brazil	7.7
Canada	0.7
China	31.6
Hong Kong	3.9
India	14.3
Indonesia	7.6
Kazakhstan	0.3
Malaysia	0.4
Mexico	1.5
Philippines	0.6
Poland	0.8
Russian Federation	0.0(a)
South Africa	1.3
South Korea	10.1
Taiwan	13.0
Thailand	2.1
United States(b)	0.6
Uruguay	0.6
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Emerging Markets Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2022, Class A shares of the Fund returned -36.71% excluding sales charges. The Fund’s benchmark, the MSCI Emerging Markets Index (Net), returned -21.80% for the same period, while developed international markets returned -19.80% as gauged by the MSCI EAFE Index (Net).
Market overview
The global markets faced a significant shift in global central bank policies during the fourth quarter of 2021. Most notably, the U.S. Federal Reserve (Fed) had previously viewed rising inflation as a “transitory” development as global supply chains recovered from pandemic-driven shutdowns. However, continued price pressures caused the Fed to announce in November 2021 its intention to taper the bond purchases it had used to keep longer-term borrowing costs low (known as “quantitative easing”). In addition, the Fed began to prepare the financial markets for the likelihood of multiple increases in its benchmark overnight lending rate in 2022 as opposed to the previously signaled 2023 fed funds target rate lift-off. As a result, equity markets experienced a style rotation out of higher priced, growth-oriented sectors containing companies with more distant earnings prospects and into value stocks.
As inflationary pressures persisted in early 2022, investors focused on increasingly hawkish central banks and the potential for a resulting recession. Russia’s late-February invasion of Ukraine spurred further increases in commodity prices and disruptions to supply chains. Against this backdrop, investors fled risk-sensitive assets including emerging markets equities. The energy sector was the exception as oil and gas prices soared for much of the period on the prospect of Russia limiting or even cutting off entirely the West’s access to its energy production in retaliation for sanctions imposed in the wake of the Ukraine invasion.
China, which comprises more than 30% of the benchmark MSCI Emerging Markets Index (Net), was among the weakest performing markets, posting a decline of 28.19%. Sentiment with respect to China was buffeted by a range of concerns including the government’s continued heightened regulatory scrutiny of certain sectors, renewed lockdowns as part of a “Zero-Covid” policy, the collapse of an overleveraged property market and saber-rattling around Taiwan.
The Fund experienced a higher level of portfolio turnover during the period, due primarly to elevated market volatility resulting from the challenging macroeconomic environment.
The Fund’s notable detractors during the period
•	The Fund’s underperformance during the period was primarily attributable to negative stock selection across a wide range of both sectors and countries. In broad terms, the market’s rotation out of cyclical and growth-oriented stocks and into more defensive and value-oriented areas hurt Fund performance.
•	In sector terms, the largest negative impact on performance relative to the benchmark came from stock selection within the communication services, consumer discretionary and information technology sectors.
•	In terms of country allocation, while the underweight to China throughout the period was beneficial, this was offset by the portfolio’s overweights to Hong Kong and Argentina.
•	Having a zero weight to Saudi Arabia during the period also hurt the Fund during the period, as the country has become a more significant weight in the benchmark (4.6% as of August 31, 2022) and the Fund management team did not think it was prudent to invest in any Saudi companies.
•	Stock selection within Brazil and China detracted significantly from performance relative to the benchmark during the period.
•	Individual positions that detracted most notably included Singapore-based consumer internet company Sea Ltd. as results have softened in the company’s gaming business. In addition, Sea’s apps were banned in India as fallout from the ongoing China-India border dispute, as the company’s largest shareholder is Chinese internet giant Tencent.
•	A number of Russian stocks were among the leading detractors as that market became essentially un-investable following Russia’s invasion of Ukraine. Notable detractors among Russian stocks held included search engine provider Yandex NV, low-cost retailer Fix Price Group Ltd. and e-commerce firm Ozon Holdings PLC. By the first week in March the decision was made to sell out of the Fund’s Russian holdings to the extent possible and to value the remaining shares
Columbia Emerging Markets Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
at zero. Elsewhere, fintech/payments company Pagseguro Digital Ltd. was among the biggest laggards as higher interest rates weighed on consumer spending and demand for credit in the Brazilian market. We added to the position on weakness on a constructive view of the company’s long-term growth prospects.
The Fund’s notable contributors during the period
•	In sector terms, the Fund’s underweight to the materials sector proved beneficial.
•	In country terms, an overweight to Indonesia led positive contributions.
•	With respect to individual stocks held, a number of leading positive contributors came from within the financials sector, including a pair of Indonesian banks, PT Bank Central Asia Tbk and PT Bank Rakyat Indonesia Persero Tbk, and Indian bank ICICI Bank Ltd. All were viewed as featuring high quality assets and have benefited from improved net interest margins as interest rates have moved higher.
•	A lack of exposure to Russian energy company Gazprom and Russian bank Sberbank also proved additive given the fallout from the Russia-Ukraine conflict.
•	During the period, we initiated a position in Chinese e-commerce and social media company Pinduoduo, Inc. on weakness in the information technology sector, benefiting performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Emerging Markets Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	812.70	1,017.80	6.72	7.48	1.47
Advisor Class	1,000.00	1,000.00	813.50	1,019.11	5.53	6.16	1.21
Class C	1,000.00	1,000.00	809.50	1,014.01	10.13	11.27	2.22
Institutional Class	1,000.00	1,000.00	814.00	1,019.06	5.58	6.21	1.22
Institutional 2 Class	1,000.00	1,000.00	814.70	1,019.56	5.12	5.70	1.12
Institutional 3 Class	1,000.00	1,000.00	814.90	1,019.76	4.94	5.50	1.08
Class R	1,000.00	1,000.00	812.00	1,016.53	7.86	8.74	1.72
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Emerging Markets Fund | Annual Report 2022	7

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.4%
Issuer	Shares	Value ($)
Argentina 2.9%
Globant SA(a)	84,556	17,821,868
MercadoLibre, Inc.(a)	30,745	26,298,043
Total		44,119,911
Brazil 6.6%
Afya Ltd., Class A(a)	526,037	6,849,002
Banco BTG Pactual SA	1,631,266	8,027,143
Itaú Unibanco Holding SA, ADR	3,986,583	19,693,720
Localiza Rent a Car SA	1,385,582	16,249,107
NU Holdings Ltd., Class A(a)	1,818,543	8,910,861
Pagseguro Digital Ltd., Class A(a)	728,959	11,328,023
Petro Rio SA(a)	3,809,746	20,028,555
XP, Inc., Class A(a)	511,734	9,845,762
Total		100,932,173
Canada 0.7%
Parex Resources, Inc.	668,344	10,691,672
China 31.7%
Alibaba Group Holding Ltd.(a)	1,754,640	20,933,816
Bafang Electric Suzhou Co., Ltd., Class A	289,303	6,150,666
Baidu, Inc. Class A(a)	1,037,200	18,514,618
Beijing Kingsoft Office Software, Inc., Class A	168,410	4,381,275
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	709,656	3,110,283
Bilibili, Inc.(a)	150,720	3,748,641
China Animal Healthcare Ltd.(a),(b),(c)	6,354,000	1
China Tourism Group Duty Free Corp., Ltd., Class A	461,087	13,027,340
Contemporary Amperex Technology Co., Ltd., Class A(a)	125,000	8,681,330
Full Truck Alliance Co., Ltd., ADR(a)	971,610	7,675,719
JD.com, Inc., ADR	718,149	45,595,280
JD.com, Inc., Class A	277,088	8,771,262
KE Holdings, Inc., ADR(a)	590,639	10,655,128
Kingdee International Software Group Co., Ltd.(a)	3,238,000	6,284,644
Kuaishou Technology(a)	1,352,700	11,720,451
Li Ning Co., Ltd.	2,952,000	26,887,741
Medlive Technology Co., Ltd.(d)	3,037,573	4,828,670
Meituan, Class B(a)	2,427,500	58,301,806
Common Stocks (continued)
Issuer	Shares	Value ($)
Midea Group Co., Ltd., Class A	2,347,100	18,007,745
NetEase, Inc.	404,100	7,216,175
NetEase, Inc., ADR	240,501	21,286,743
New Horizon Health Ltd.(a)	2,039,500	5,214,126
Pinduoduo, Inc., ADR(a)	135,079	9,631,133
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	386,047	16,648,392
Shenzhou International Group Holdings Ltd.	1,190,400	12,441,234
Silergy Corp.	492,000	8,434,603
Tencent Holdings Ltd.	1,740,600	71,940,354
WuXi AppTec Co., Ltd., Class H	1,125,802	12,709,186
WuXi Biologics Cayman, Inc.(a)	3,737,500	32,972,608
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	1,191,500	4,412,234
Total		480,183,204
Hong Kong 3.9%
AIA Group Ltd.	3,244,600	31,217,064
Hong Kong Exchanges and Clearing Ltd.	205,800	8,292,614
Techtronic Industries Co., Ltd.	1,648,764	19,445,925
Total		58,955,603
India 14.3%
Apollo Hospitals Enterprise Ltd.	407,341	21,885,788
AU Small Finance Bank Ltd.	1,638,870	12,888,471
Bajaj Finance Ltd.	79,632	7,186,892
Balkrishna Industries Ltd.	340,270	8,643,913
Cholamandalam Investment and Finance Co., Ltd.	1,836,004	17,987,542
Divi’s Laboratories Ltd.	155,893	7,038,380
Dixon Technologies India Ltd.	87,253	4,436,851
Eicher Motors Ltd.	288,487	12,040,082
Godrej Properties Ltd.(a)	220,526	3,846,363
HDFC Bank Ltd., ADR	456,705	27,881,840
HDFC Life Insurance Co., Ltd.	856,994	6,141,401
ICICI Bank Ltd., ADR	1,798,687	39,283,324
Infosys Ltd., ADR	783,975	14,346,742
InterGlobe Aviation Ltd.(a)	244,696	6,110,668
Reliance Industries Ltd.	819,453	26,845,336
Total		216,563,593
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Emerging Markets Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Indonesia 7.7%
PT Ace Hardware Indonesia Tbk	67,388,500	3,268,972
PT Astra International Tbk	31,481,400	14,771,675
PT Bank BTPN Syariah Tbk	42,338,800	8,437,243
PT Bank Central Asia Tbk	79,303,400	43,793,170
PT Bank Rakyat Indonesia Persero Tbk	157,112,029	45,881,287
Total		116,152,347
Kazakhstan 0.3%
Kaspi.KZ JSC, GDR(b),(c),(d)	85,683	5,151,282
Malaysia 0.4%
Public Bank Bhd	5,196,000	5,456,012
Mexico 1.5%
Grupo Financiero Banorte SAB de CV, Class O	1,214,653	7,174,631
Wal-Mart de Mexico SAB de CV, Class V	4,756,288	15,586,337
Total		22,760,968
Philippines 0.6%
Ayala Land, Inc.	17,252,700	8,758,027
Poland 0.8%
Dino Polska SA(a)	168,311	12,278,885
Russian Federation 0.0%
Detsky Mir PJSC(b),(c),(e)	5,893,953	0
Fix Price Group Ltd., GDR(b),(c),(d),(e)	2,678,663	3
Ozon Holdings PLC, ADR(a),(b),(c),(e)	375,545	0
TCS Group Holding PLC, GDR(a),(b),(c),(e)	171,169	0
Yandex NV, Class A(a),(b),(c),(e)	477,611	1
Total		4
South Africa 1.3%
Capitec Bank Holdings Ltd.	107,216	12,748,556
Clicks Group Ltd.	403,712	7,024,112
Total		19,772,668
South Korea 9.0%
Coupang, Inc.(a)	582,100	9,837,490
Hana Financial Group, Inc.	398,940	11,627,773
Samsung Biologics Co., Ltd.(a)	12,976	8,070,544
Samsung Electro-Mechanics Co., Ltd.	112,710	11,669,610
Samsung Electronics Co., Ltd.	1,194,282	52,907,617
Samsung SDI Co., Ltd.	40,424	17,871,518
Common Stocks (continued)
Issuer	Shares	Value ($)
SK Hynix, Inc.	349,846	24,596,960
Total		136,581,512
Taiwan 13.0%
ASMedia Technology, Inc.	263,000	7,938,410
Cathay Financial Holding Co., Ltd.	11,959,000	17,398,267
Chailease Holding Co., Ltd.	728,700	4,678,771
Delta Electronics	1,515,000	12,970,907
MediaTek, Inc.	573,000	12,397,850
Parade Technologies Ltd.	272,000	7,614,273
Sea Ltd. ADR(a)	65,009	4,030,558
Taiwan Semiconductor Manufacturing Co., Ltd.	7,193,048	117,748,731
Unimicron Technology Corp.	2,509,281	12,294,789
Total		197,072,556
Thailand 2.1%
Kasikornbank PCL, Foreign Registered Shares	3,760,900	15,797,278
Muangthai Capital PCL, Foreign Registered Shares	7,961,200	9,262,005
PTT Exploration & Production PCL	1,429,700	6,612,407
Total		31,671,690
Uruguay 0.6%
Dlocal Ltd.(a)	386,131	9,603,078
Total Common Stocks (Cost $1,280,306,211)		1,476,705,185

Preferred Stocks 2.2%
Issuer	Shares	Value ($)
Brazil 1.1%
Azul SA(a)	5,122,893	16,159,210
South Korea 1.1%
Samsung Electronics Co., Ltd.	408,983	16,544,248
Total Preferred Stocks (Cost $37,631,623)		32,703,458

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(f),(g)	8,437,226	8,433,007
Total Money Market Funds (Cost $8,433,006)		8,433,007
Total Investments in Securities (Cost $1,326,370,840)		1,517,841,650
Other Assets & Liabilities, Net		(2,236,111)
Net Assets		$1,515,605,539
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2022, the total value of these securities amounted to $5,151,287, which represents 0.34% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2022, the total value of these securities amounted to $9,979,955, which represents 0.66% of total net assets.
(e)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At August 31, 2022, the total market value of these securities amounted to $4, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Detsky Mir PJSC	02/08/2017-12/13/2021	5,893,953	8,677,339	—
Fix Price Group Ltd., GDR	03/05/2021-03/08/2021	2,678,663	26,134,618	3
Ozon Holdings PLC, ADR	11/24/2020-12/13/2021	375,545	16,861,518	—
TCS Group Holding PLC, GDR	11/21/2017-01/25/2022	171,169	3,700,340	—
Yandex NV, Class A	10/30/2015-12/13/2021	477,611	10,731,002	1
			66,104,817	4

(f)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	77,639,295	695,511,539	(764,717,828)	1	8,433,007	(9,007)	77,539	8,437,226
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	44,119,911	—	—	44,119,911
Brazil	100,932,173	—	—	100,932,173
Canada	10,691,672	—	—	10,691,672
China	94,844,003	385,339,200	1	480,183,204
Hong Kong	—	58,955,603	—	58,955,603
India	81,511,906	135,051,687	—	216,563,593
Indonesia	—	116,152,347	—	116,152,347
Kazakhstan	—	—	5,151,282	5,151,282
Malaysia	—	5,456,012	—	5,456,012
Mexico	22,760,968	—	—	22,760,968
Philippines	—	8,758,027	—	8,758,027
Poland	—	12,278,885	—	12,278,885
Russian Federation	—	—	4	4
South Africa	—	19,772,668	—	19,772,668
South Korea	9,837,490	126,744,022	—	136,581,512
Taiwan	4,030,558	193,041,998	—	197,072,556
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Thailand	—	31,671,690	—	31,671,690
Uruguay	9,603,078	—	—	9,603,078
Total Common Stocks	378,331,759	1,093,222,139	5,151,287	1,476,705,185
Preferred Stocks
Brazil	16,159,210	—	—	16,159,210
South Korea	—	16,544,248	—	16,544,248
Total Preferred Stocks	16,159,210	16,544,248	—	32,703,458
Money Market Funds	8,433,007	—	—	8,433,007
Total Investments in Securities	402,923,976	1,109,766,387	5,151,287	1,517,841,650
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Fund | Annual Report 2022

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,317,937,834)	$1,509,408,643
Affiliated issuers (cost $8,433,006)	8,433,007
Foreign currency (cost $3,162,823)	3,044,614
Receivable for:
Capital shares sold	803,964
Dividends	1,562,062
Foreign tax reclaims	158,920
Prepaid expenses	20,733
Trustees’ deferred compensation plan	136,844
Total assets	1,523,568,787
Liabilities
Due to custodian	11,106
Payable for:
Capital shares purchased	2,368,573
Foreign capital gains taxes deferred	4,865,506
Management services fees	41,631
Distribution and/or service fees	1,757
Transfer agent fees	170,055
Compensation of board members	25,605
Other expenses	342,171
Trustees’ deferred compensation plan	136,844
Total liabilities	7,963,248
Net assets applicable to outstanding capital stock	$1,515,605,539
Represented by
Paid in capital	1,475,417,765
Total distributable earnings (loss)	40,187,774
Total - representing net assets applicable to outstanding capital stock	$1,515,605,539
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2022	13

Statement of Assets and Liabilities  (continued)
August 31, 2022
Class A
Net assets	$206,162,005
Shares outstanding	17,333,821
Net asset value per share	$11.89
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.62
Advisor Class
Net assets	$69,817,624
Shares outstanding	5,735,947
Net asset value per share	$12.17
Class C
Net assets	$10,705,590
Shares outstanding	976,521
Net asset value per share	$10.96
Institutional Class
Net assets	$520,117,008
Shares outstanding	43,061,499
Net asset value per share	$12.08
Institutional 2 Class
Net assets	$174,659,681
Shares outstanding	14,344,976
Net asset value per share	$12.18
Institutional 3 Class
Net assets	$529,222,972
Shares outstanding	43,249,869
Net asset value per share	$12.24
Class R
Net assets	$4,920,659
Shares outstanding	421,963
Net asset value per share	$11.66
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Fund | Annual Report 2022

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$25,837,668
Dividends — affiliated issuers	77,539
Interfund lending	41
Non-cash dividends - unaffiliated issuers	1,335,792
Foreign taxes withheld	(3,715,952)
Total income	23,535,088
Expenses:
Management services fees	19,068,491
Distribution and/or service fees
Class A	685,862
Class C	157,106
Class R	28,748
Transfer agent fees
Class A	434,915
Advisor Class	204,793
Class C	24,961
Institutional Class	869,694
Institutional 2 Class	163,502
Institutional 3 Class	46,636
Class R	9,095
Compensation of board members	38,539
Custodian fees	652,964
Printing and postage fees	151,742
Registration fees	188,985
Audit fees	72,079
Legal fees	31,959
Line of credit interest	74
Interest on interfund lending	3,090
Compensation of chief compliance officer	542
Other	261,934
Total expenses	23,095,711
Expense reduction	(880)
Total net expenses	23,094,831
Net investment income	440,257
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(97,667,025)
Investments — affiliated issuers	(9,007)
Foreign currency translations	(1,018,625)
Net realized loss	(98,694,657)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(836,677,578)
Investments — affiliated issuers	1
Foreign currency translations	(131,150)
Foreign capital gains tax	8,432,478
Net change in unrealized appreciation (depreciation)	(828,376,249)
Net realized and unrealized loss	(927,070,906)
Net decrease in net assets resulting from operations	$(926,630,649)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2022	15

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income (loss)	$440,257	$(3,206,740)
Net realized gain (loss)	(98,694,657)	38,833,288
Net change in unrealized appreciation (depreciation)	(828,376,249)	305,272,347
Net increase (decrease) in net assets resulting from operations	(926,630,649)	340,898,895
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,204,394)	(3,194,126)
Advisor Class	(1,411,194)	(619,352)
Class C	(218,247)	(87,144)
Institutional Class	(7,979,325)	(3,945,614)
Institutional 2 Class	(5,275,351)	(3,656,749)
Institutional 3 Class	(11,836,745)	(9,328,016)
Class R	(81,634)	(50,972)
Return of capital
Class A	(408,081)	—
Advisor Class	(128,585)	—
Class C	(26,609)	—
Institutional Class	(727,061)	—
Institutional 2 Class	(467,543)	—
Institutional 3 Class	(1,036,205)	—
Class R	(8,502)	—
Total distributions to shareholders	(33,809,476)	(20,881,973)
Increase in net assets from capital stock activity	118,266,067	530,458,563
Total increase (decrease) in net assets	(842,174,058)	850,475,485
Net assets at beginning of year	2,357,779,597	1,507,304,112
Net assets at end of year	$1,515,605,539	$2,357,779,597
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,357,203	35,630,861	3,671,868	69,441,078
Fund reorganization	269,775	4,637,897	—	—
Distributions reinvested	258,838	4,467,536	168,671	3,091,734
Redemptions	(4,236,227)	(62,139,731)	(3,149,296)	(57,365,904)
Net increase (decrease)	(1,350,411)	(17,403,437)	691,243	15,166,908
Advisor Class
Subscriptions	7,901,905	117,952,439	4,203,972	82,382,206
Fund reorganization	9,411,874	165,298,388	—	—
Distributions reinvested	87,134	1,536,164	26,973	504,132
Redemptions	(17,456,431)	(261,311,962)	(1,202,144)	(22,737,423)
Net increase (decrease)	(55,518)	23,475,029	3,028,801	60,148,915
Class C
Subscriptions	143,007	2,013,232	682,139	12,162,196
Distributions reinvested	14,975	239,603	5,055	86,387
Redemptions	(465,227)	(6,552,094)	(489,088)	(8,579,697)
Net increase (decrease)	(307,245)	(4,299,259)	198,106	3,668,886
Institutional Class
Subscriptions	37,723,359	563,198,392	16,148,631	310,607,876
Distributions reinvested	338,369	5,921,453	151,822	2,816,299
Redemptions	(23,369,942)	(329,853,633)	(4,418,164)	(82,797,147)
Net increase	14,691,786	239,266,212	11,882,289	230,627,028
Institutional 2 Class
Subscriptions	5,843,799	90,934,570	8,398,539	163,216,583
Distributions reinvested	325,360	5,732,848	186,067	3,473,868
Redemptions	(11,926,285)	(167,447,607)	(3,498,294)	(66,979,362)
Net increase (decrease)	(5,757,126)	(70,780,189)	5,086,312	99,711,089
Institutional 3 Class
Subscriptions	13,440,227	198,900,011	15,959,517	313,844,968
Distributions reinvested	320,281	5,672,176	241,286	4,524,119
Redemptions	(17,589,054)	(257,209,551)	(10,504,918)	(197,360,590)
Net increase (decrease)	(3,828,546)	(52,637,364)	5,695,885	121,008,497
Class R
Subscriptions	182,414	2,680,376	163,380	3,011,052
Distributions reinvested	4,809	81,518	2,322	41,897
Redemptions	(139,013)	(2,116,819)	(165,570)	(2,925,709)
Net increase	48,210	645,075	132	127,240
Total net increase	3,441,150	118,266,067	26,582,768	530,458,563
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A
Year Ended 8/31/2022	$19.06	(0.04)	(6.88)	(6.92)	(0.16)	(0.07)	(0.02)	(0.25)
Year Ended 8/31/2021	$15.60	(0.08)	3.72	3.64	(0.18)	—	—	(0.18)
Year Ended 8/31/2020	$12.15	(0.04)	3.51	3.47	(0.02)	—	—	(0.02)
Year Ended 8/31/2019	$12.15	0.01	(0.01)	0.00(f)	—	—	—	—
Year Ended 8/31/2018	$12.62	0.02	(0.47)	(0.45)	(0.02)	—	—	(0.02)
Advisor Class
Year Ended 8/31/2022	$19.46	0.00(f)	(7.02)	(7.02)	(0.18)	(0.07)	(0.02)	(0.27)
Year Ended 8/31/2021	$15.92	(0.03)	3.79	3.76	(0.22)	—	—	(0.22)
Year Ended 8/31/2020	$12.39	(0.01)	3.59	3.58	(0.05)	—	—	(0.05)
Year Ended 8/31/2019	$12.38	0.04	(0.02)	0.02	(0.01)	—	—	(0.01)
Year Ended 8/31/2018	$12.84	0.02	(0.43)	(0.41)	(0.05)	—	—	(0.05)
Class C
Year Ended 8/31/2022	$17.67	(0.15)	(6.35)	(6.50)	(0.12)	(0.07)	(0.02)	(0.21)
Year Ended 8/31/2021	$14.50	(0.20)	3.45	3.25	(0.08)	—	—	(0.08)
Year Ended 8/31/2020	$11.36	(0.13)	3.27	3.14	—	—	—	—
Year Ended 8/31/2019	$11.45	(0.08)	(0.01)	(0.09)	—	—	—	—
Year Ended 8/31/2018	$11.96	(0.08)	(0.43)	(0.51)	—	—	—	—
Institutional Class
Year Ended 8/31/2022	$19.32	0.01	(6.98)	(6.97)	(0.18)	(0.07)	(0.02)	(0.27)
Year Ended 8/31/2021	$15.80	(0.03)	3.77	3.74	(0.22)	—	—	(0.22)
Year Ended 8/31/2020	$12.30	(0.01)	3.56	3.55	(0.05)	—	—	(0.05)
Year Ended 8/31/2019	$12.29	0.05	(0.03)	0.02	(0.01)	—	—	(0.01)
Year Ended 8/31/2018	$12.76	0.05	(0.47)	(0.42)	(0.05)	—	—	(0.05)
Institutional 2 Class
Year Ended 8/31/2022	$19.46	0.01	(7.02)	(7.01)	(0.18)	(0.07)	(0.02)	(0.27)
Year Ended 8/31/2021	$15.92	(0.02)	3.79	3.77	(0.23)	—	—	(0.23)
Year Ended 8/31/2020	$12.38	0.01	3.60	3.61	(0.07)	—	—	(0.07)
Year Ended 8/31/2019	$12.37	0.07	(0.03)	0.04	(0.03)	—	—	(0.03)
Year Ended 8/31/2018	$12.84	0.08	(0.49)	(0.41)	(0.06)	—	—	(0.06)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022	$11.89	(36.71%)	1.44%(c),(d)	1.44%(c),(d),(e)	(0.27%)	48%	$206,162
Year Ended 8/31/2021	$19.06	23.40%	1.43%(c)	1.43%(c),(e)	(0.45%)	16%	$356,033
Year Ended 8/31/2020	$15.60	28.56%	1.55%(c)	1.54%(c),(e)	(0.29%)	29%	$280,741
Year Ended 8/31/2019	$12.15	0.00%	1.58%(c)	1.58%(c)	0.12%	38%	$249,512
Year Ended 8/31/2018	$12.15	(3.58%)	1.54%	1.54%(e)	0.12%	39%	$276,209
Advisor Class
Year Ended 8/31/2022	$12.17	(36.52%)	1.19%(c),(d)	1.19%(c),(d),(e)	0.03%	48%	$69,818
Year Ended 8/31/2021	$19.46	23.65%	1.18%(c)	1.18%(c),(e)	(0.17%)	16%	$112,719
Year Ended 8/31/2020	$15.92	28.92%	1.30%(c)	1.29%(c),(e)	(0.07%)	29%	$43,986
Year Ended 8/31/2019	$12.39	0.20%	1.33%(c)	1.33%(c)	0.36%	38%	$23,161
Year Ended 8/31/2018	$12.38	(3.26%)	1.29%	1.29%(e)	0.14%	39%	$24,379
Class C
Year Ended 8/31/2022	$10.96	(37.18%)	2.19%(c),(d)	2.19%(c),(d),(e)	(1.04%)	48%	$10,706
Year Ended 8/31/2021	$17.67	22.45%	2.18%(c)	2.18%(c),(e)	(1.19%)	16%	$22,680
Year Ended 8/31/2020	$14.50	27.64%	2.30%(c)	2.29%(c),(e)	(1.04%)	29%	$15,742
Year Ended 8/31/2019	$11.36	(0.79%)	2.33%(c)	2.33%(c)	(0.69%)	38%	$14,830
Year Ended 8/31/2018	$11.45	(4.26%)	2.29%	2.29%(e)	(0.62%)	39%	$22,177
Institutional Class
Year Ended 8/31/2022	$12.08	(36.52%)	1.20%(c),(d)	1.20%(c),(d),(e)	0.05%	48%	$520,117
Year Ended 8/31/2021	$19.32	23.70%	1.18%(c)	1.18%(c),(e)	(0.18%)	16%	$547,997
Year Ended 8/31/2020	$15.80	28.89%	1.30%(c)	1.29%(c),(e)	(0.04%)	29%	$260,558
Year Ended 8/31/2019	$12.30	0.20%	1.33%(c)	1.33%(c)	0.41%	38%	$210,844
Year Ended 8/31/2018	$12.29	(3.35%)	1.29%	1.29%(e)	0.40%	39%	$203,193
Institutional 2 Class
Year Ended 8/31/2022	$12.18	(36.44%)	1.09%(c),(d)	1.09%(c),(d)	0.04%	48%	$174,660
Year Ended 8/31/2021	$19.46	23.77%	1.08%(c)	1.08%(c)	(0.09%)	16%	$391,145
Year Ended 8/31/2020	$15.92	29.19%	1.16%(c)	1.15%(c)	0.10%	29%	$238,994
Year Ended 8/31/2019	$12.38	0.36%	1.18%(c)	1.18%(c)	0.55%	38%	$161,554
Year Ended 8/31/2018	$12.37	(3.22%)	1.16%	1.16%	0.58%	39%	$155,442
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2022	$19.55	0.02	(7.05)	(7.03)	(0.19)	(0.07)	(0.02)	(0.28)
Year Ended 8/31/2021	$15.99	(0.01)	3.81	3.80	(0.24)	—	—	(0.24)
Year Ended 8/31/2020	$12.44	0.02	3.60	3.62	(0.07)	—	—	(0.07)
Year Ended 8/31/2019	$12.43	0.07	(0.02)	0.05	(0.04)	—	—	(0.04)
Year Ended 8/31/2018	$12.90	0.07	(0.47)	(0.40)	(0.07)	—	—	(0.07)
Class R
Year Ended 8/31/2022	$18.72	(0.07)	(6.75)	(6.82)	(0.15)	(0.07)	(0.02)	(0.24)
Year Ended 8/31/2021	$15.34	(0.13)	3.66	3.53	(0.15)	—	—	(0.15)
Year Ended 8/31/2020	$11.96	(0.07)	3.45	3.38	—	—	—	—
Year Ended 8/31/2019	$11.99	(0.02)	(0.01)	(0.03)	—	—	—	—
Year Ended 8/31/2018	$12.47	(0.02)	(0.46)	(0.48)	—	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2022	$12.24	(36.41%)	1.04%(c),(d)	1.04%(c),(d)	0.13%	48%	$529,223
Year Ended 8/31/2021	$19.55	23.84%	1.03%(c)	1.03%(c)	(0.03%)	16%	$920,211
Year Ended 8/31/2020	$15.99	29.18%	1.11%(c)	1.10%(c)	0.16%	29%	$661,552
Year Ended 8/31/2019	$12.44	0.43%	1.13%(c)	1.13%(c)	0.58%	38%	$609,791
Year Ended 8/31/2018	$12.43	(3.18%)	1.10%	1.10%	0.54%	39%	$673,688
Class R
Year Ended 8/31/2022	$11.66	(36.85%)	1.69%(c),(d)	1.69%(c),(d),(e)	(0.50%)	48%	$4,921
Year Ended 8/31/2021	$18.72	23.04%	1.68%(c)	1.68%(c),(e)	(0.69%)	16%	$6,996
Year Ended 8/31/2020	$15.34	28.26%	1.80%(c)	1.79%(c),(e)	(0.54%)	29%	$5,731
Year Ended 8/31/2019	$11.96	(0.25%)	1.83%(c)	1.83%(c)	(0.16%)	38%	$7,125
Year Ended 8/31/2018	$11.99	(3.85%)	1.79%	1.79%(e)	(0.17%)	39%	$9,847
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2022	21

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Emerging Markets Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Emerging Markets Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2022 was 0.96% of the Fund’s average daily net assets.
24	Columbia Emerging Markets Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.16
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $880.
Columbia Emerging Markets Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	146,900
Class C	—	1.00(b)	3,891

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Class A	1.47%
Advisor Class	1.22
Class C	2.22
Institutional Class	1.22
Institutional 2 Class	1.11
Institutional 3 Class	1.07
Class R	1.72
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
26	Columbia Emerging Markets Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, late-year ordinary losses, post-October capital losses, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications, foreign capital gains tax and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,754,071	(2,854,454)	100,383
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022				Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
21,951,272	9,055,618	2,802,586	33,809,476	20,026,532	855,441	20,881,973
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	—	174,552,443
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,343,289,207	411,113,273	(236,560,830)	174,552,443
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2022.
Columbia Emerging Markets Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
Late year ordinary losses ($)	Post-October capital losses ($)
20,808,706	108,399,274
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $935,325,618 and $934,732,354, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Transactions to realign the portfolio for the Fund following the reorganization as described in  Note 9 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $105,240,406 and $0, respectively, for the year ended August 31, 2022.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	3,590,000	1.53	20
Lender	2,400,000	0.61	1
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is
28	Columbia Emerging Markets Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
For the year ended August 31, 2022, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
1,000,000	2.65	1
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2022.
Note 9. Fund reorganization
At the close of business on December 10, 2021, the Fund acquired the assets and assumed the identified liabilities of BMO LGM Emerging Markets Equity Fund (the Acquired Fund), a series of BMO Funds, Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on November 23, 2021. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $2,217,656,191 and the combined net assets immediately after the reorganization were $2,387,592,476.
The reorganization was accomplished by a tax-free exchange of 13,904,828 shares of the Acquired Fund valued at $169,936,285 (including $5,849,889 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	269,775
Advisor Class	9,411,874
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Columbia Emerging Markets Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022
Assuming the reorganization had been completed on September 1, 2021, the Fund’s pro-forma results of operations for the year ended August 31, 2022 would have been approximately:
($)
Net investment income	47,000
Net realized loss	(47,692,000)
Net change in unrealized appreciation/(depreciation)	(895,002,000)
Net decrease in net assets from operations	(942,647,000)
Note 10. Significant risks
Consumer discretionary sector risk
The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
30	Columbia Emerging Markets Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s net asset value and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Columbia Emerging Markets Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
August 31, 2022
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, two unaffiliated shareholders of record owned 40.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable interest entity risk
Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China but, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute, the remedies and rights of the Fund may be limited, and legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risks that the China-based company (or its officers, directors, or
32	Columbia Emerging Markets Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements and that the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. Further, the Fund is not a VIE owner/shareholder and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Recently, however, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. Any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Emerging Markets Fund | Annual Report 2022	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Emerging Markets Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
48.05%	$9,508,399	$11,425,970	$0.09	$27,172,995	$0.22
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Emerging Markets Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
36	Columbia Emerging Markets Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Emerging Markets Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
38	Columbia Emerging Markets Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Emerging Markets Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
40	Columbia Emerging Markets Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Emerging Markets Fund | Annual Report 2022	41

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Emerging Markets Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
42	Columbia Emerging Markets Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Emerging Markets Fund | Annual Report 2022	43

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
44	Columbia Emerging Markets Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Emerging Markets Fund | Annual Report 2022	45

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Columbia Emerging Markets Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN142_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia Greater China Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Greater China Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Greater China Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Co-Portfolio Manager
Managed Fund since 2019
Derek Lin, CFA
Co-Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/16/97	-34.36	-0.32	6.19
	Including sales charges		-38.14	-1.50	5.56
Advisor Class*		03/19/13	-34.19	-0.07	6.43
Class C	Excluding sales charges	05/16/97	-34.85	-1.07	5.39
	Including sales charges		-35.51	-1.07	5.39
Institutional Class		05/16/97	-34.20	-0.07	6.45
Institutional 2 Class*		11/08/12	-34.14	0.00	6.56
Institutional 3 Class*		03/01/17	-34.10	0.06	6.41
MSCI China Index (Net)			-28.19	-2.34	4.65
Hang Seng Index			-23.60	-6.58	0.12
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.
The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI China Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Greater China Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	21.3
Consumer Discretionary	33.7
Consumer Staples	9.5
Financials	12.0
Health Care	10.2
Industrials	6.2
Information Technology	3.9
Materials	0.8
Real Estate	2.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2022)
China	89.3
Hong Kong	6.9
United States(a)	3.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Greater China Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2022, Class A shares of Columbia Greater China Fund returned -34.36% excluding sales charges. The Fund underperformed its benchmark, the MSCI China Index (Net), which returned -28.19% for the same period. The Hang Seng Index returned -23.60%.
Market overview
The global markets faced a significant shift in global central bank policies during the fourth quarter of 2021. Most notably, the U.S. Federal Reserve (Fed) had previously viewed rising inflation as a “transitory” development as global supply chains recovered from pandemic-driven shutdowns. However, continued price pressures caused the Fed to announce in November its intention to taper the bond purchases it had used to keep longer-term borrowing costs low (known as “quantitative easing”). In addition, the Fed began to prepare the financial markets for the likelihood of multiple increases in its benchmark overnight lending rate in 2022 as opposed to the previously signaled 2023 fed funds target rate lift-off. As a result, equity markets experienced a style rotation out of higher priced, growth-oriented sectors containing companies with more distant earnings prospects and into value stocks.
As inflationary pressures persisted in early 2022, investors focused on increasingly hawkish central banks and the potential for a resulting recession. Russia’s late-February invasion of Ukraine spurred further increases in commodity prices and disruptions to supply chains. Against this backdrop, investors fled risk-sensitive assets including emerging market equities. The energy sector was the exception as oil and gas prices soared for much of the period on the prospect of Russia limiting, or even entirely cutting off, the West’s access to its energy production in retaliation for sanctions imposed in the wake of the Ukraine invasion.
China was among the weakest performing markets, posting a decline of -28.19%. Sentiment with respect to China was buffeted by a range of concerns including the Chinese government’s continued heightened regulatory scrutiny of certain sectors, renewed lockdowns as part of a “Zero-Covid” policy, the collapse of an overleveraged property market, and saber-rattling around Taiwan.
Late August saw a very positive development with respect to the issue of Chinese companies being listed on U.S. exchanges, which has concerned investors for the past few years. The U.S. Public Company Accounting Oversight Board (PCAOB) and Chinese regulators reached a framework deal under which the PCAOB will be allowed to travel to Hong Kong and freely “audit the auditors.” We believe that this is potentially a huge step towards maintaining the listing of Chinese American depositary receipts. Ultimately, it remains to be seen if the PCAOB indeed gets access to all the information required to perform proper audits and if the execution process goes smoothly. However, Chinese officials have made clear their desire over the past three-to-six months that Chinese companies remain listed in the U.S., and this agreement in principle is the strongest display in that regard.
The Fund experienced a higher level of portfolio turnover during the period, due primarly to elevated market volatility resulting from the challenging macroeconomic environment.
The Fund’s notable contributors during the period
•	Positive contributions to the Fund’s performance relative to the benchmark were led by positioning in the consumer staples and consumer discretionary sectors.
•	The Fund’s underweight to information technology stocks was also a positive.
•	In terms of individual stocks held, notably positive contributors included online delivery platforms Meituan and JD.com, Inc., which were beneficiaries of COVID-related lockdowns.
•	A lack of exposure to electric vehicle (EV) manufacturer NIO proved additive as the company suffered from COVID-related production disruptions and an industry-wide supply bottleneck around EV batteries.
•	A zero weighting to consumer electronics company Xiaomi Inc. also contributed.
•	A position initiated during the period in social media company Pinduoduo, Inc. on weakness in the technology sector benefited performance.
Columbia Greater China Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Property manager China Resources Land Ltd. was viewed by the market as positioned to emerge as a winner once the unwinding of China’s overleveraged property sector is completed.
•	Finally, Kweichow Moutai Co., Ltd. continued to benefit from its dominant position as a provider of China’s most popular spirit, notwithstanding the country’s broader economic downturn.
The Fund’s notable detractors during the period
•	The Fund’s underperformance relative to the benchmark was primarily driven by stock selection, most notably within the health care, industrials and communication services sectors.
•	Sector allocation weighed on return to a lesser extent, with an underweight to health care and a lack of any exposure to energy detracting.
•	In terms of individual names that weighed most notably on return, sentiment around Country Garden Services Holdings Co., Ltd., a property management company with a strong product pipeline and strong operating efficiency, suffered from the larger property sector crisis.
•	Shares of knitwear manufacturer Shenzhou International Group Holdings Ltd., a leading supplier to top sportswear brands such as Nike and Adidas, declined sharply on supply chain disruption concerns.
•	Wuxi Biologics Cayman, Ltd., a biopharmaceutical company, saw its share price impacted by geopolitical concerns as the company was added to the U.S. commerce department’s unverified list.
•	New Horizon Health Ltd., a provider of cancer screening technology, was also hurt by blacklist speculation around Chinese healthcare companies.
•	Finally, shares of integrated circuit manufacturer Silergy Corp. fell over the period amid concerns surrounding the semiconductor supply chain and weakening demand.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Greater China region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. As a non-diversified fund, fewer investments could have a greater affect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Greater China Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	823.00	1,017.59	6.94	7.68	1.51
Advisor Class	1,000.00	1,000.00	824.00	1,018.85	5.79	6.41	1.26
Class C	1,000.00	1,000.00	819.90	1,013.76	10.41	11.52	2.27
Institutional Class	1,000.00	1,000.00	824.10	1,018.85	5.79	6.41	1.26
Institutional 2 Class	1,000.00	1,000.00	824.50	1,019.26	5.43	6.01	1.18
Institutional 3 Class	1,000.00	1,000.00	824.70	1,019.56	5.15	5.70	1.12
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Greater China Fund | Annual Report 2022	7

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.1%
Issuer	Shares	Value ($)
Communication Services 20.5%
Entertainment 3.1%
Bilibili, Inc.(a)	16,900	420,330
NetEase, Inc., ADR	42,210	3,736,007
Total		4,156,337
Interactive Media & Services 17.4%
Baidu, Inc. Class A(a)	27,350	488,213
Baidu, Inc., ADR, Class A(a)	20,672	2,976,148
Kuaishou Technology(a)	329,600	2,855,815
Tencent Holdings Ltd.	407,300	16,834,026
Total		23,154,202
Total Communication Services		27,310,539
Consumer Discretionary 32.4%
Automobiles 1.2%
NIO, Inc., Class A(a)	43,100	856,857
Xpeng, Inc., ADR(a)	39,474	731,058
Total		1,587,915
Household Durables 1.5%
Midea Group Co., Ltd., Class A	266,575	2,045,254
Internet & Direct Marketing Retail 21.3%
Alibaba Group Holding Ltd.(a)	160,900	1,919,625
Alibaba Group Holding Ltd., ADR(a)	61,896	5,905,497
JD.com, Inc., ADR	134,484	8,538,389
JD.com, Inc., Class A	35,576	1,126,164
Meituan, Class B(a)	400,300	9,614,094
Pinduoduo, Inc., ADR(a)	19,011	1,355,484
Total		28,459,253
Leisure Products 0.7%
Bafang Electric Suzhou Co., Ltd., Class A	46,593	990,581
Specialty Retail 1.8%
China Tourism Group Duty Free Corp., Ltd., Class A	82,600	2,333,742
Textiles, Apparel & Luxury Goods 5.9%
Li Ning Co., Ltd.	493,000	4,490,398
Shenzhou International Group Holdings Ltd.	322,100	3,366,366
Total		7,856,764
Total Consumer Discretionary		43,273,509
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 9.1%
Beverages 4.6%
China Resources Beer Holdings Co., Ltd.	248,000	1,728,814
Kweichow Moutai Co., Ltd., Class A	13,400	3,732,306
Wuliangye Yibin Co., Ltd., Class A	25,933	626,168
Total		6,087,288
Food Products 4.1%
China Mengniu Dairy Co., Ltd.(a)	1,045,000	4,732,050
Foshan Haitian Flavouring & Food Co., Ltd., Class A	62,677	730,680
Total		5,462,730
Personal Products 0.4%
Proya Cosmetics Co., Ltd., Class A	24,580	569,601
Total Consumer Staples		12,119,619
Financials 11.5%
Banks 4.6%
China Construction Bank Corp., Class H	2,511,340	1,552,469
China Merchants Bank Co., Ltd., Class H	605,000	3,094,038
Industrial & Commercial Bank of China Ltd., Class H	2,872,000	1,459,100
Total		6,105,607
Capital Markets 2.0%
Hong Kong Exchanges and Clearing Ltd.	65,700	2,647,350
Insurance 4.9%
AIA Group Ltd.	493,000	4,743,270
Ping An Insurance Group Co. of China Ltd., Class H	316,000	1,858,600
Total		6,601,870
Total Financials		15,354,827
Health Care 9.8%
Biotechnology 1.7%
BeiGene Ltd., ADR(a)	5,092	874,093
Zai Lab Ltd., ADR(a)	29,287	1,353,352
Total		2,227,445
Health Care Equipment & Supplies 1.6%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	48,800	2,104,514
Health Care Providers & Services 0.8%
New Horizon Health Ltd.(a)	425,500	1,087,821
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Greater China Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 0.5%
Medlive Technology Co., Ltd.(b)	430,984	685,113
Life Sciences Tools & Services 5.2%
WuXi AppTec Co., Ltd., Class H	166,478	1,879,371
WuXi Biologics Cayman, Inc.(a)	580,500	5,121,231
Total		7,000,602
Pharmaceuticals —%
China Animal Healthcare Ltd.(a),(c),(d)	1,050,000	0
Total Health Care		13,105,495
Industrials 6.0%
Electrical Equipment 2.3%
Contemporary Amperex Technology Co., Ltd., Class A(a)	18,000	1,250,112
Sungrow Power Supply Co., Ltd., Class A	112,800	1,808,493
Total		3,058,605
Machinery 2.1%
Shenzhen Inovance Technology Co., Ltd., Class A	41,700	361,183
Techtronic Industries Co., Ltd.	150,000	1,769,137
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	166,500	616,565
Total		2,746,885
Road & Rail 1.6%
Full Truck Alliance Co., Ltd., ADR(a)	270,391	2,136,089
Total Industrials		7,941,579
Information Technology 3.7%
IT Services 0.9%
GDS Holdings Ltd., Class A(a)	356,500	1,217,548
Semiconductors & Semiconductor Equipment 1.2%
Silergy Corp.	92,000	1,577,202
Software 1.6%
Beijing Kingsoft Office Software, Inc., Class A	19,272	501,371
Glodon Co., Ltd., Class A	96,500	684,523
Kingdee International Software Group Co., Ltd.(a)	517,000	1,003,447
Total		2,189,341
Total Information Technology		4,984,091
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 0.8%
Chemicals 0.3%
Skshu Paint Co., Ltd., Class A(a)	26,339	355,034
Construction Materials 0.5%
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	162,200	710,891
Total Materials		1,065,925
Real Estate 2.3%
Real Estate Management & Development 2.3%
China Resources Land Ltd.	534,000	2,186,329
KE Holdings, Inc., ADR(a)	52,539	947,803
Total		3,134,132
Total Real Estate		3,134,132
Total Common Stocks (Cost $101,156,828)		128,289,716

Money Market Funds 3.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(e),(f)	5,043,833	5,041,311
Total Money Market Funds (Cost $5,040,996)		5,041,311
Total Investments in Securities (Cost: $106,197,824)		133,331,027
Other Assets & Liabilities, Net		106,612
Net Assets		133,437,639

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2022, the total value of these securities amounted to $685,113, which represents 0.51% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2022, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	6,538,670	115,900,766	(117,398,417)	292	5,041,311	(1,040)	16,831	5,043,833
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Greater China Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	6,712,155	20,598,384	—	27,310,539
Consumer Discretionary	16,530,428	26,743,081	—	43,273,509
Consumer Staples	—	12,119,619	—	12,119,619
Financials	—	15,354,827	—	15,354,827
Health Care	2,227,445	10,878,050	0*	13,105,495
Industrials	2,136,089	5,805,490	—	7,941,579
Information Technology	—	4,984,091	—	4,984,091
Materials	—	1,065,925	—	1,065,925
Real Estate	947,803	2,186,329	—	3,134,132
Total Common Stocks	28,553,920	99,735,796	0*	128,289,716
Money Market Funds	5,041,311	—	—	5,041,311
Total Investments in Securities	33,595,231	99,735,796	0*	133,331,027

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2022	11

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $101,156,828)	$128,289,716
Affiliated issuers (cost $5,040,996)	5,041,311
Cash	3,110
Receivable for:
Capital shares sold	103,831
Dividends	78,770
Prepaid expenses	4,587
Trustees’ deferred compensation plan	76,583
Total assets	133,597,908
Liabilities
Payable for:
Capital shares purchased	18,448
Management services fees	3,392
Distribution and/or service fees	355
Transfer agent fees	15,674
Compensation of board members	10,888
Audit fees	14,777
Custodian fees	13,860
Other expenses	6,292
Trustees’ deferred compensation plan	76,583
Total liabilities	160,269
Net assets applicable to outstanding capital stock	$133,437,639
Represented by
Paid in capital	124,921,515
Total distributable earnings (loss)	8,516,124
Total - representing net assets applicable to outstanding capital stock	$133,437,639
Class A
Net assets	$46,147,562
Shares outstanding	1,182,879
Net asset value per share	$39.01
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$41.39
Advisor Class
Net assets	$674,421
Shares outstanding	15,309
Net asset value per share	$44.05
Class C
Net assets	$1,743,488
Shares outstanding	50,447
Net asset value per share	$34.56
Institutional Class
Net assets	$65,817,163
Shares outstanding	1,524,997
Net asset value per share	$43.16
Institutional 2 Class
Net assets	$3,109,119
Shares outstanding	70,183
Net asset value per share	$44.30
Institutional 3 Class
Net assets	$15,945,886
Shares outstanding	369,640
Net asset value per share	$43.14
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Greater China Fund | Annual Report 2022

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$1,763,887
Dividends — affiliated issuers	16,831
Interfund lending	445
Foreign taxes withheld	(80,444)
Total income	1,700,719
Expenses:
Management services fees	1,508,633
Distribution and/or service fees
Class A	153,223
Class C	24,005
Transfer agent fees
Class A	89,296
Advisor Class	1,521
Class C	3,487
Institutional Class	87,245
Institutional 2 Class	2,746
Institutional 3 Class	1,738
Compensation of board members	15,231
Custodian fees	36,902
Printing and postage fees	23,085
Registration fees	97,326
Audit fees	30,260
Legal fees	12,197
Line of credit interest	2,927
Interest on interfund lending	254
Compensation of chief compliance officer	44
Other	24,980
Total expenses	2,115,100
Fees waived by transfer agent
Class A	(828)
Advisor Class	(12)
Class C	(31)
Institutional Class	(1,058)
Expense reduction	(160)
Total net expenses	2,113,011
Net investment loss	(412,292)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(15,276,698)
Investments — affiliated issuers	(1,040)
Foreign currency translations	(36,729)
Net realized loss	(15,314,467)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(56,051,349)
Investments — affiliated issuers	292
Foreign currency translations	68
Net change in unrealized appreciation (depreciation)	(56,050,989)
Net realized and unrealized loss	(71,365,456)
Net decrease in net assets resulting from operations	$(71,777,748)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment loss	$(412,292)	$(1,131,532)
Net realized loss	(15,314,467)	(2,149,685)
Net change in unrealized appreciation (depreciation)	(56,050,989)	(18,235,693)
Net decrease in net assets resulting from operations	(71,777,748)	(21,516,910)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(4,592,165)
Advisor Class	—	(161,955)
Class C	—	(152,215)
Institutional Class	—	(1,820,458)
Institutional 2 Class	—	(158,257)
Institutional 3 Class	—	(1,442,565)
Total distributions to shareholders	—	(8,327,615)
Increase (decrease) in net assets from capital stock activity	(6,138,495)	77,044,198
Total increase (decrease) in net assets	(77,916,243)	47,199,673
Net assets at beginning of year	211,353,882	164,154,209
Net assets at end of year	$133,437,639	$211,353,882
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Greater China Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	254,962	11,442,751	415,084	29,682,433
Distributions reinvested	—	—	60,988	4,134,362
Redemptions	(457,054)	(20,899,443)	(446,184)	(30,797,662)
Net increase (decrease)	(202,092)	(9,456,692)	29,888	3,019,133
Advisor Class
Subscriptions	5,986	324,200	94,307	7,716,093
Distributions reinvested	—	—	2,123	161,780
Redemptions	(17,189)	(978,233)	(110,534)	(8,748,543)
Net decrease	(11,203)	(654,033)	(14,104)	(870,670)
Class C
Subscriptions	14,355	574,846	52,111	3,408,887
Distributions reinvested	—	—	2,454	149,308
Redemptions	(33,041)	(1,455,956)	(26,589)	(1,704,206)
Net increase (decrease)	(18,686)	(881,110)	27,976	1,853,989
Institutional Class
Subscriptions	1,413,896	73,432,999	915,867	63,922,003
Distributions reinvested	—	—	21,226	1,585,134
Redemptions	(990,458)	(53,556,308)	(263,124)	(19,117,940)
Net increase	423,438	19,876,691	673,969	46,389,197
Institutional 2 Class
Subscriptions	22,085	1,323,234	86,117	6,927,041
Distributions reinvested	—	—	2,065	158,078
Redemptions	(61,369)	(3,559,081)	(15,973)	(1,280,200)
Net increase (decrease)	(39,284)	(2,235,847)	72,209	5,804,919
Institutional 3 Class
Subscriptions	116,611	6,916,413	465,837	37,131,293
Distributions reinvested	—	—	19,050	1,418,675
Redemptions	(418,998)	(19,703,917)	(243,076)	(17,702,338)
Net increase (decrease)	(302,387)	(12,787,504)	241,811	20,847,630
Total net increase (decrease)	(150,214)	(6,138,495)	1,031,749	77,044,198
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2022	$59.43	(0.23)	(20.19)	(20.42)	—	—	—
Year Ended 8/31/2021	$67.81	(0.51)	(4.70)	(5.21)	—	(3.17)	(3.17)
Year Ended 8/31/2020	$45.00	(0.24)	23.82	23.58	—	(0.77)	(0.77)
Year Ended 8/31/2019	$47.25	0.00(g)	0.20(h)	0.20	—	(2.45)	(2.45)
Year Ended 8/31/2018	$45.67	(0.10)	2.62	2.52	(0.28)	(0.66)	(0.94)
Advisor Class
Year Ended 8/31/2022	$66.94	(0.16)	(22.73)	(22.89)	—	—	—
Year Ended 8/31/2021	$75.94	(0.46)	(5.24)	(5.70)	—	(3.30)	(3.30)
Year Ended 8/31/2020	$50.19	0.00(g)	26.52	26.52	—	(0.77)	(0.77)
Year Ended 8/31/2019	$52.25	(0.12)	0.51(h)	0.39	—	(2.45)	(2.45)
Year Ended 8/31/2018	$50.38	0.12	2.80	2.92	(0.39)	(0.66)	(1.05)
Class C
Year Ended 8/31/2022	$53.05	(0.53)	(17.96)	(18.49)	—	—	—
Year Ended 8/31/2021	$61.16	(0.87)	(4.22)	(5.09)	—	(3.02)	(3.02)
Year Ended 8/31/2020	$40.96	(0.59)	21.56	20.97	—	(0.77)	(0.77)
Year Ended 8/31/2019	$43.57	(0.41)	0.25(h)	(0.16)	—	(2.45)	(2.45)
Year Ended 8/31/2018	$42.24	(0.43)	2.42	1.99	—	(0.66)	(0.66)
Institutional Class
Year Ended 8/31/2022	$65.59	(0.00)(g)	(22.43)	(22.43)	—	—	—
Year Ended 8/31/2021	$74.47	(0.34)	(5.24)	(5.58)	—	(3.30)	(3.30)
Year Ended 8/31/2020	$49.23	(0.12)	26.13	26.01	—	(0.77)	(0.77)
Year Ended 8/31/2019	$51.30	0.08	0.30(h)	0.38	—	(2.45)	(2.45)
Year Ended 8/31/2018	$49.49	0.03	2.83	2.86	(0.39)	(0.66)	(1.05)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Greater China Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022	$39.01	(34.36%)	1.50%(c),(d)	1.50%(c),(d),(e),(f)	(0.47%)	65%	$46,148
Year Ended 8/31/2021	$59.43	(8.26%)	1.44%	1.44%(e)	(0.72%)	19%	$82,311
Year Ended 8/31/2020	$67.81	53.06%	1.50%(c)	1.50%(c),(e)	(0.47%)	27%	$91,892
Year Ended 8/31/2019	$45.00	1.28%	1.53%(c)	1.53%(c)	0.00%(g)	18%	$65,762
Year Ended 8/31/2018	$47.25	5.41%	1.51%(d)	1.51%(d),(e)	(0.20%)	26%	$73,210
Advisor Class
Year Ended 8/31/2022	$44.05	(34.19%)	1.24%(c),(d)	1.24%(c),(d),(e),(f)	(0.29%)	65%	$674
Year Ended 8/31/2021	$66.94	(8.03%)	1.19%	1.19%(e)	(0.58%)	19%	$1,775
Year Ended 8/31/2020	$75.94	53.43%	1.25%(c)	1.25%(c),(e)	0.01%	27%	$3,084
Year Ended 8/31/2019	$50.19	1.53%	1.29%(c)	1.29%(c)	(0.23%)	18%	$1,027
Year Ended 8/31/2018	$52.25	5.69%	1.26%(d)	1.26%(d),(e)	0.22%	26%	$2,008
Class C
Year Ended 8/31/2022	$34.56	(34.85%)	2.25%(c),(d)	2.25%(c),(d),(e),(f)	(1.24%)	65%	$1,743
Year Ended 8/31/2021	$53.05	(8.95%)	2.19%	2.19%(e)	(1.38%)	19%	$3,667
Year Ended 8/31/2020	$61.16	51.91%	2.25%(c)	2.25%(c),(e)	(1.28%)	27%	$2,517
Year Ended 8/31/2019	$40.96	0.53%	2.28%(c)	2.28%(c)	(1.02%)	18%	$2,554
Year Ended 8/31/2018	$43.57	4.63%	2.26%(d)	2.26%(d),(e)	(0.90%)	26%	$5,585
Institutional Class
Year Ended 8/31/2022	$43.16	(34.20%)	1.25%(c),(d)	1.25%(c),(d),(e),(f)	(0.00%)(g)	65%	$65,817
Year Ended 8/31/2021	$65.59	(8.03%)	1.20%	1.20%(e)	(0.44%)	19%	$72,247
Year Ended 8/31/2020	$74.47	53.44%	1.25%(c)	1.25%(c),(e)	(0.22%)	27%	$31,844
Year Ended 8/31/2019	$49.23	1.54%	1.28%(c)	1.28%(c)	0.17%	18%	$31,244
Year Ended 8/31/2018	$51.30	5.68%	1.26%(d)	1.26%(d),(e)	0.05%	26%	$42,542
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 8/31/2022	$67.26	(0.11)	(22.85)	(22.96)	—	—	—
Year Ended 8/31/2021	$76.28	(0.19)	(5.49)	(5.68)	—	(3.34)	(3.34)
Year Ended 8/31/2020	$50.38	(0.10)	26.77	26.67	—	(0.77)	(0.77)
Year Ended 8/31/2019	$52.38	0.16	0.29(h)	0.45	—	(2.45)	(2.45)
Year Ended 8/31/2018	$50.52	0.11	2.84	2.95	(0.43)	(0.66)	(1.09)
Institutional 3 Class
Year Ended 8/31/2022	$65.46	(0.15)	(22.17)	(22.32)	—	—	—
Year Ended 8/31/2021	$74.32	(0.17)	(5.32)	(5.49)	—	(3.37)	(3.37)
Year Ended 8/31/2020	$49.08	(0.02)	26.03	26.01	—	(0.77)	(0.77)
Year Ended 8/31/2019	$51.08	0.20	0.25(h)	0.45	—	(2.45)	(2.45)
Year Ended 8/31/2018	$49.25	0.09	2.83	2.92	(0.43)	(0.66)	(1.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include the impact of voluntary waivers paid by the Investment Manager. If the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by less than 0.01%.
(g)	Rounds to zero.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Greater China Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 8/31/2022	$44.30	(34.14%)	1.16%(c),(d)	1.16%(c),(d)	(0.20%)	65%	$3,109
Year Ended 8/31/2021	$67.26	(7.97%)	1.14%	1.14%	(0.24%)	19%	$7,362
Year Ended 8/31/2020	$76.28	53.53%	1.17%(c)	1.17%(c)	(0.17%)	27%	$2,842
Year Ended 8/31/2019	$50.38	1.65%	1.20%(c)	1.20%(c)	0.32%	18%	$3,001
Year Ended 8/31/2018	$52.38	5.73%	1.18%(d)	1.18%(d)	0.19%	26%	$2,330
Institutional 3 Class
Year Ended 8/31/2022	$43.14	(34.10%)	1.11%(c),(d)	1.11%(c),(d)	(0.27%)	65%	$15,946
Year Ended 8/31/2021	$65.46	(7.93%)	1.08%	1.08%	(0.22%)	19%	$43,992
Year Ended 8/31/2020	$74.32	53.60%	1.12%(c)	1.12%(c)	(0.04%)	27%	$31,974
Year Ended 8/31/2019	$49.08	1.69%	1.14%(c)	1.14%(c)	0.42%	18%	$5,391
Year Ended 8/31/2018	$51.08	5.82%	1.13%(d)	1.13%(d)	0.17%	26%	$4,768
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2022	19

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
20	Columbia Greater China Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Greater China Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
August 31, 2022
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.95% to 0.72% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2022 was 0.95% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Columbia Greater China Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective July 1, 2022, Class A, Advisor Class, Class C and Institutional Class shares are subject to a voluntary transfer agency fee waiver of 0.01% of the average daily net assets attributable to these share classes.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $160.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Columbia Greater China Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	64,064
Class C	—	1.00(b)	2,836

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2022 through December 31, 2022	Prior to January 1, 2022
Class A	1.72%	1.80%
Advisor Class	1.47	1.55
Class C	2.47	2.55
Institutional Class	1.47	1.55
Institutional 2 Class	1.40	1.49
Institutional 3 Class	1.35	1.43
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Separately, the Transfer Agent has voluntarily agreed to waive a portion of the transfer agency fees for Class A, Advisor Class, Class C and Institutional Class fees, as discussed above. The net transfer agency fees are used in calculating the classes’ total expenses for any waiver/reimbursement commitment under the expense limitation agreement. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification and excess distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
24	Columbia Greater China Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
850,028	36,729	(886,757)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	535,628	7,791,987	8,327,615
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(16,156,260)	24,784,979
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
108,546,048	36,635,939	(11,850,960)	24,784,979
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(16,156,260)	—	(16,156,260)	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
26,739	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Greater China Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $101,251,982 and $106,143,998, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,960,000	0.66	5
Lender	4,900,000	1.73	2
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
26	Columbia Greater China Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
For the year ended August 31, 2022, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
22,625,000	1.16	4
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2022.
Note 9. Significant risks
Communication services sector risk
The Fund is more susceptible to the particular risks that may affect companies in the communication services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the communication services sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many communication services sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Consumer discretionary sector risk
The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Columbia Greater China Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s net asset value and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
28	Columbia Greater China Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2022, two unaffiliated shareholders of record owned 50.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable interest entity risk
Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China but, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of dispute, the remedies and rights of the Fund may be limited and legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risks that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements and that the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. Further, the Fund is not a VIE owner/shareholder and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or
Columbia Greater China Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022
other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Recently, however, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. The Fund invests significantly in Holding Companies (and similar structures) in connection with its 80% investment policy and any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
Following the period end, unaffiliated shareholders of the Fund redeemed $45,839,361, which represented approximately 34.4% of the Fund’s net assets as of August 31, 2022.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Greater China Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Greater China Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Greater China Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Greater China Fund | Annual Report 2022	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$80,445	$0.03	$1,763,887	$0.55
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Greater China Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Greater China Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
34	Columbia Greater China Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Greater China Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
36	Columbia Greater China Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Columbia Greater China Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Greater China Fund | Annual Report 2022

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Greater China Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Greater China Fund | Annual Report 2022	39

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
40	Columbia Greater China Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Greater China Fund | Annual Report 2022	41

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
42	Columbia Greater China Fund | Annual Report 2022

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Columbia Greater China Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN158_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia Select Mid Cap Growth Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Mid Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Mid Cap Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since April 2021
Erika Maschmeyer, CFA
Co-Portfolio Manager
Managed Fund since 2018
John Emerson, CFA
Co-Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	-28.97	9.34	10.33
	Including sales charges		-33.05	8.06	9.68
Advisor Class*		11/08/12	-28.79	9.62	10.59
Class C	Excluding sales charges	10/13/03	-29.50	8.52	9.50
	Including sales charges		-30.02	8.52	9.50
Institutional Class		11/20/85	-28.78	9.62	10.60
Institutional 2 Class		03/07/11	-28.75	9.69	10.70
Institutional 3 Class		07/15/09	-28.71	9.73	10.76
Class R		01/23/06	-29.11	9.07	10.05
Class V	Excluding sales charges	11/01/02	-28.96	9.35	10.31
	Including sales charges		-33.05	8.05	9.66
Russell Midcap Growth Index			-26.69	10.16	12.06
Russell Midcap Index			-14.82	9.17	11.61
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	97.9
Money Market Funds	2.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	5.9
Consumer Discretionary	14.2
Energy	3.2
Financials	5.5
Health Care	21.3
Industrials	18.2
Information Technology	30.2
Materials	1.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period ended August 31, 2022, Class A shares of Columbia Select Mid Cap Growth Fund returned -28.97% excluding sales charges. During the same period, the Fund trailed its benchmark, the Russell Midcap Growth Index, which returned -26.69%. The Fund also underperformed the broader mid-cap market, as measured by the Russell Midcap Index, which returned -14.82% during the period.
Market overview
At the start of the 12-month period prior to August 31, 2022, investors were optimistic of a post-Covid economic recovery as the availability of vaccines and a decline in fatality rates buoyed hopes of a return to normal. That said, concerns persisted, primarily over Covid (especially with the entry of the new variant, Omicron), a tight labor market (The Great Resignation) and still-persisting pressures on global supply chains (which were exacerbated by China’s zero covid policy). Towards the end of 2021, the U.S. Federal Reserve (Fed) officially announced its decision to wind down its stimulative quantitative easing program and to start raising interest rates in 2022. Against this backdrop of high volatility, high inflation and rising interest rates, Russia invaded Ukraine in February of 2022 and things went steadily downhill from there. Markets responded negatively to further increases in energy and commodity prices, high cost of food and fertilizers (Russia and Ukraine are among the world’s biggest exporters of these) and elevated levels of inflation. These negative impacts were buttressed by the pre-existing scenarios of tight labor participation and supply chain disruptions that took a toll on corporate earnings’ positioning and prospects. By May, conversations around negative growth were at a high and fears of an impending recession had reached a peak. Since July, however, even though data continued to slow, it surprised less negatively and allowed for a bit of a rollover.
In this environment, growth investors were among the most acutely impacted as the prospect of higher rates weighed heavily on growth stocks by depressing the value of their expected future earnings when measured in today’s dollars. Fast-growing, often highly levered information technology companies representing a sizable segment of U.S. growth indices were hit particularly hard. Small and mid-sized growth stocks underperformed their larger cap counterparts with the largest losses concentrated in lower quality companies and those without current earnings.
The Fund’s notable detractors during the period
•	During the period, the growth style was out of favor as value stocks and more established companies fared better given their larger profit margins which provide a buffer in an environment of high and rising inflation.
•	Allocation among sectors was a primary driver of underperformance. Most notably, the Fund’s underweight to the energy sector, which was the only sector with positive returns in the aftermath from the Russian invasion of Ukraine, detracted from performance versus the benchmark.
•	In addition, the Fund’s underweight allocations to defensives, namely the consumer staples sector, which suffered less serious declines, also hurt.
•	The Fund was also negatively impacted by stock selection among some of our capital goods holdings, namely Kornit Digital Ltd., Generac Holdings, Inc. and Ingersoll Rand, Inc.
•	In addition, the Fund was hurt by some of its holdings in the healthcare equipment industry, namely, Align Technology, Inc., Amedisys, Inc. and Doximity, Inc. The Fund’s holding in Align Technology was sold.
•	10x Genomics, Inc., a biotechnology and life sciences company that designs and manufactures gene sequencing technology used in scientific research, was the Fund’s largest detractor. We believe the stock’s fundamentals remain robust, highlighted by the company’s strong competitive position and innovative approach, but it lost ground amid the broader downturn in companies with high future earnings expectations. We sold the position.
•	DocuSign, Inc., a provider of e-signing solutions, was another detractor of note. The stock was caught up in the broader sell-off in faster growing companies, and the company offered revenue guidance that was below expectations.
•	HubSpot, Inc. is a leading CRM platform that provides software and support to help companies market and sell more effectively. HubSpot suffered from a harsh sell-off in growth stocks during the period. The company was also negatively impacted by the fallout of the pandemic as companies slashed operating budgets, closed offices, and asked sales teams to transform their entire sales process to sell virtually.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable contributors during the period
•	There weren’t many areas that didn’t experience a decline during the 12-month period. Albeit underweight, the Fund’s holdings in the energy sector (which held up nicely during the period) were a positive contributor, particularly Devon Energy Corp., Pioneer Natural Resources Co. and Antero Resources Corp. The position in Pioneer Natural Resources was sold.
•	In addition, the Fund’s holding in the materials sector, Albemarle Corp., delivered strong performance during the period.
•	The Fund’s underweight to media and entertainment names, which were down significantly, was a notable contributor to overall performance.
•	Booze Allen Hamilton Holdings Corp. is a management and information technology consulting firm with a reputation of being one of the highest quality names in the defense services sector. Investors have been positive about the company’s strong organic growth and ability to control costs, and are optimistic over their prospects to continue to grow market share given that its defense capabilities are well‐aligned with customer priorities now and into the future.
•	Cadence Design Systems, Inc. is a multinational computational software company that produces software, hardware, and silicon structures for designing integrated circuits, systems on chips and printed circuit boards. The company performed well on strong earnings and growth across its product portfolio, against a rapidly expanding customer base. This has largely been driven by the strength of the semiconductor industry, systems companies investing more in silicon and the convergence of systems and chip designs. Investors were also optimistic of the pending acquisition of OpenEye Scientific, which will accelerate Cadence’s Intelligent System Design strategy and extend its computational software competency in the life sciences market.
•	Albemarle is a global specialty chemicals company with leading positions in lithium, bromine and catalysts. Performance in the period was helped by strong sales numbers that have been helped by favorable market dynamics in the Lithium and Bromine businesses. Both businesses are critical for transitioning to greener energy and advancing electrification and digitization. Also, the company managed to have a strong 2021 by effectively responding to several challenges during the year.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	867.30	1,019.36	5.46	5.90	1.16
Advisor Class	1,000.00	1,000.00	868.50	1,020.62	4.29	4.63	0.91
Class C	1,000.00	1,000.00	864.10	1,015.58	8.97	9.70	1.91
Institutional Class	1,000.00	1,000.00	868.60	1,020.62	4.29	4.63	0.91
Institutional 2 Class	1,000.00	1,000.00	869.10	1,020.92	4.00	4.33	0.85
Institutional 3 Class	1,000.00	1,000.00	869.30	1,021.17	3.77	4.08	0.80
Class R	1,000.00	1,000.00	866.70	1,018.10	6.63	7.17	1.41
Class V	1,000.00	1,000.00	867.70	1,019.36	5.46	5.90	1.16
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	7

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.4%
Issuer	Shares	Value ($)
Communication Services 5.7%
Entertainment 3.9%
Live Nation Entertainment, Inc.(a)	163,359	14,761,119
Roblox Corp., Class A(a)	378,281	14,794,570
Take-Two Interactive Software, Inc.(a)	236,519	28,987,769
Total		58,543,458
Media 1.8%
Trade Desk, Inc. (The), Class A(a)	421,783	26,445,794
Total Communication Services		84,989,252
Consumer Discretionary 13.9%
Diversified Consumer Services 1.3%
Bright Horizons Family Solutions, Inc.(a)	278,054	18,963,283
Hotels, Restaurants & Leisure 7.2%
Chipotle Mexican Grill, Inc.(a)	32,631	52,105,181
Churchill Downs, Inc.	114,030	22,474,173
Planet Fitness, Inc., Class A(a)	472,134	31,987,078
Total		106,566,432
Internet & Direct Marketing Retail 1.8%
Etsy, Inc.(a)	249,867	26,388,454
Specialty Retail 3.6%
Five Below, Inc.(a)	224,866	28,755,864
Floor & Decor Holdings, Inc.(a)	146,204	11,895,157
Williams-Sonoma, Inc.	89,425	13,301,969
Total		53,952,990
Total Consumer Discretionary		205,871,159
Energy 3.2%
Oil, Gas & Consumable Fuels 3.2%
Antero Resources Corp.(a)	212,696	8,524,856
Devon Energy Corp.	543,793	38,402,661
Total		46,927,517
Total Energy		46,927,517
Financials 5.3%
Banks 0.8%
Western Alliance Bancorp	158,847	12,186,742
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 4.5%
Ares Management Corp., Class A	494,660	36,674,092
MSCI, Inc.	67,248	30,210,492
Total		66,884,584
Total Financials		79,071,326
Health Care 20.7%
Health Care Equipment & Supplies 8.4%
DexCom, Inc.(a)	376,553	30,956,422
Edwards Lifesciences Corp.(a)	367,140	33,079,314
Insulet Corp.(a)	77,855	19,889,617
Intuitive Surgical, Inc.(a)	200,394	41,229,062
Total		125,154,415
Health Care Providers & Services 1.3%
Amedisys, Inc.(a)	165,012	19,545,671
Health Care Technology 1.1%
Doximity, Inc., Class A(a)	486,112	16,134,057
Life Sciences Tools & Services 9.9%
Bio-Techne Corp.	138,437	45,934,781
IQVIA Holdings, Inc.(a)	188,135	40,008,789
Repligen Corp.(a)	277,993	60,983,325
Total		146,926,895
Total Health Care		307,761,038
Industrials 17.7%
Commercial Services & Supplies 4.2%
Cintas Corp.	102,606	41,744,225
Rollins, Inc.	630,841	21,297,192
Total		63,041,417
Electrical Equipment 3.6%
AMETEK, Inc.	247,195	29,702,951
Generac Holdings, Inc.(a)	105,994	23,362,138
Total		53,065,089
Machinery 2.6%
Ingersoll Rand, Inc.	368,181	17,440,734
Middleby Corp. (The)(a)	143,796	20,680,741
Total		38,121,475
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 5.8%
Booz Allen Hamilton Holding Corp.	332,721	31,841,399
CoStar Group, Inc.(a)	780,398	54,346,917
Total		86,188,316
Trading Companies & Distributors 1.5%
SiteOne Landscape Supply, Inc.(a)	174,520	21,842,923
Total Industrials		262,259,220
Information Technology 29.4%
Electronic Equipment, Instruments & Components 5.4%
Amphenol Corp., Class A	481,659	35,416,386
CDW Corp.	262,677	44,838,964
Total		80,255,350
IT Services 4.9%
EPAM Systems, Inc.(a)	84,198	35,910,447
MongoDB, Inc.(a)	62,860	20,294,980
VeriSign, Inc.(a)	86,869	15,829,269
Total		72,034,696
Semiconductors & Semiconductor Equipment 3.4%
Marvell Technology, Inc.	578,837	27,101,148
Monolithic Power Systems, Inc.	52,322	23,711,284
Total		50,812,432
Software 15.7%
ANSYS, Inc.(a)	87,052	21,615,012
Bill.com Holdings, Inc.(a)	105,945	17,150,377
Cadence Design Systems, Inc.(a)	226,578	39,372,459
Crowdstrike Holdings, Inc., Class A(a)	166,286	30,365,486
Common Stocks (continued)
Issuer	Shares	Value ($)
Datadog, Inc., Class A(a)	144,536	15,169,053
HubSpot, Inc.(a)	57,023	19,219,032
Paycom Software, Inc.(a)	78,883	27,703,710
ServiceNow, Inc.(a)	81,446	35,398,060
Zscaler, Inc.(a)	169,522	26,994,683
Total		232,987,872
Total Information Technology		436,090,350
Materials 1.5%
Chemicals 1.5%
Albemarle Corp.	81,173	21,751,117
Total Materials		21,751,117
Total Common Stocks (Cost $1,415,045,558)		1,444,720,979

Money Market Funds 2.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(b),(c)	31,106,628	31,091,075
Total Money Market Funds (Cost $31,089,210)		31,091,075
Total Investments in Securities (Cost: $1,446,134,768)		1,475,812,054
Other Assets & Liabilities, Net		6,789,568
Net Assets		1,482,601,622

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	54,027,082	685,511,230	(708,449,092)	1,855	31,091,075	(8,674)	125,634	31,106,628
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	84,989,252	—	—	84,989,252
Consumer Discretionary	205,871,159	—	—	205,871,159
Energy	46,927,517	—	—	46,927,517
Financials	79,071,326	—	—	79,071,326
Health Care	307,761,038	—	—	307,761,038
Industrials	262,259,220	—	—	262,259,220
Information Technology	436,090,350	—	—	436,090,350
Materials	21,751,117	—	—	21,751,117
Total Common Stocks	1,444,720,979	—	—	1,444,720,979
Money Market Funds	31,091,075	—	—	31,091,075
Total Investments in Securities	1,475,812,054	—	—	1,475,812,054
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,415,045,558)	$1,444,720,979
Affiliated issuers (cost $31,089,210)	31,091,075
Receivable for:
Investments sold	7,054,317
Capital shares sold	340,690
Dividends	360,462
Prepaid expenses	21,018
Trustees’ deferred compensation plan	231,224
Total assets	1,483,819,765
Liabilities
Payable for:
Capital shares purchased	670,544
Management services fees	31,575
Distribution and/or service fees	5,343
Transfer agent fees	146,369
Compensation of board members	70,138
Other expenses	62,950
Trustees’ deferred compensation plan	231,224
Total liabilities	1,218,143
Net assets applicable to outstanding capital stock	$1,482,601,622
Represented by
Paid in capital	1,507,566,357
Total distributable earnings (loss)	(24,964,735)
Total - representing net assets applicable to outstanding capital stock	$1,482,601,622
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	11

Statement of Assets and Liabilities  (continued)
August 31, 2022
Class A
Net assets	$718,493,483
Shares outstanding	39,251,235
Net asset value per share	$18.30
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$19.42
Advisor Class
Net assets	$9,813,498
Shares outstanding	443,398
Net asset value per share	$22.13
Class C
Net assets	$6,073,425
Shares outstanding	505,122
Net asset value per share	$12.02
Institutional Class
Net assets	$607,007,526
Shares outstanding	28,972,387
Net asset value per share	$20.95
Institutional 2 Class
Net assets	$34,937,095
Shares outstanding	1,639,558
Net asset value per share	$21.31
Institutional 3 Class
Net assets	$81,228,954
Shares outstanding	3,804,203
Net asset value per share	$21.35
Class R
Net assets	$5,332,804
Shares outstanding	319,176
Net asset value per share	$16.71
Class V
Net assets	$19,714,837
Shares outstanding	1,085,546
Net asset value per share	$18.16
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$19.27
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$5,788,712
Dividends — affiliated issuers	125,634
Interfund lending	147
Total income	5,914,493
Expenses:
Management services fees	13,959,543
Distribution and/or service fees
Class A	2,255,430
Class C	78,273
Class R	37,168
Class V	63,949
Transfer agent fees
Class A	952,594
Advisor Class	12,006
Class C	8,255
Institutional Class	803,567
Institutional 2 Class	23,752
Institutional 3 Class	6,138
Class R	7,798
Class V	27,015
Compensation of board members	34,129
Custodian fees	17,874
Printing and postage fees	110,048
Registration fees	164,026
Audit fees	29,500
Legal fees	30,337
Compensation of chief compliance officer	525
Other	40,266
Total expenses	18,662,193
Expense reduction	(1,914)
Total net expenses	18,660,279
Net investment loss	(12,745,786)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	10,621,419
Investments — affiliated issuers	(8,674)
Net realized gain	10,612,745
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(647,573,736)
Investments — affiliated issuers	1,855
Net change in unrealized appreciation (depreciation)	(647,571,881)
Net realized and unrealized loss	(636,959,136)
Net decrease in net assets resulting from operations	$(649,704,922)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment loss	$(12,745,786)	$(14,724,392)
Net realized gain	10,612,745	517,597,707
Net change in unrealized appreciation (depreciation)	(647,571,881)	174,452,265
Net increase (decrease) in net assets resulting from operations	(649,704,922)	677,325,580
Distributions to shareholders
Net investment income and net realized gains
Class A	(211,060,179)	(147,133,187)
Advisor Class	(2,100,305)	(1,314,595)
Class C	(2,510,037)	(2,319,152)
Institutional Class	(162,847,839)	(113,281,354)
Institutional 2 Class	(8,803,972)	(6,409,983)
Institutional 3 Class	(23,347,460)	(15,141,047)
Class R	(1,960,122)	(1,322,722)
Class V	(6,008,042)	(4,160,470)
Total distributions to shareholders	(418,637,956)	(291,082,510)
Increase in net assets from capital stock activity	212,842,508	43,849,618
Total increase (decrease) in net assets	(855,500,370)	430,092,688
Net assets at beginning of year	2,338,101,992	1,908,009,304
Net assets at end of year	$1,482,601,622	$2,338,101,992
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,462,100	34,861,392	1,238,052	35,112,717
Fund reorganization	727,078	14,957,282	—	—
Distributions reinvested	8,139,033	203,720,000	5,443,509	141,803,418
Redemptions	(6,554,585)	(143,283,045)	(6,802,108)	(192,358,949)
Net increase (decrease)	3,773,626	110,255,629	(120,547)	(15,442,814)
Advisor Class
Subscriptions	139,671	3,904,665	142,914	4,670,660
Fund reorganization	61,087	1,517,138	—	—
Distributions reinvested	35,264	1,065,327	25,248	766,543
Redemptions	(150,115)	(4,047,003)	(70,783)	(2,335,289)
Net increase	85,907	2,440,127	97,379	3,101,914
Class C
Subscriptions	105,087	1,550,433	67,150	1,412,859
Distributions reinvested	151,433	2,503,191	122,429	2,318,808
Redemptions	(178,899)	(2,489,140)	(329,484)	(6,876,542)
Net increase (decrease)	77,621	1,564,484	(139,905)	(3,144,875)
Institutional Class
Subscriptions	1,168,096	32,137,960	1,329,347	42,187,517
Distributions reinvested	5,250,416	150,161,894	3,605,027	104,581,824
Redemptions	(4,498,134)	(113,565,009)	(2,964,268)	(93,604,939)
Net increase	1,920,378	68,734,845	1,970,106	53,164,402
Institutional 2 Class
Subscriptions	585,260	16,330,560	256,295	8,256,493
Distributions reinvested	301,920	8,776,807	217,427	6,392,355
Redemptions	(604,231)	(15,665,304)	(555,509)	(17,779,154)
Net increase (decrease)	282,949	9,442,063	(81,787)	(3,130,306)
Institutional 3 Class
Subscriptions	1,129,985	33,690,941	545,119	17,357,580
Distributions reinvested	328,192	9,556,950	144,872	4,265,021
Redemptions	(1,065,826)	(25,416,292)	(449,240)	(14,441,012)
Net increase	392,351	17,831,599	240,751	7,181,589
Class R
Subscriptions	70,282	1,493,540	84,155	2,258,380
Distributions reinvested	81,682	1,869,702	47,281	1,147,506
Redemptions	(181,645)	(3,746,730)	(84,644)	(2,305,622)
Net increase (decrease)	(29,681)	(383,488)	46,792	1,100,264
Class V
Subscriptions	26,778	657,348	19,625	515,286
Distributions reinvested	209,642	5,205,418	137,974	3,572,158
Redemptions	(155,777)	(2,905,517)	(110,293)	(3,068,000)
Net increase	80,643	2,957,249	47,306	1,019,444
Total net increase	6,583,794	212,842,508	2,060,095	43,849,618
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2022	$31.98	(0.18)	(7.46)	(7.64)	(6.04)	(6.04)
Year Ended 8/31/2021	$27.17	(0.24)	9.61	9.37	(4.56)	(4.56)
Year Ended 8/31/2020	$23.44	(0.14)	6.01	5.87	(2.14)	(2.14)
Year Ended 8/31/2019	$28.83	(0.07)	0.09	0.02	(5.41)	(5.41)
Year Ended 8/31/2018	$26.90	(0.10)	5.54	5.44	(3.51)	(3.51)
Advisor Class
Year Ended 8/31/2022	$37.34	(0.15)	(8.97)	(9.12)	(6.09)	(6.09)
Year Ended 8/31/2021	$31.03	(0.19)	11.12	10.93	(4.62)	(4.62)
Year Ended 8/31/2020	$26.43	(0.09)	6.83	6.74	(2.14)	(2.14)
Year Ended 8/31/2019	$31.71	(0.02)	0.20	0.18	(5.46)	(5.46)
Year Ended 8/31/2018	$29.26	(0.05)	6.07	6.02	(3.57)	(3.57)
Class C
Year Ended 8/31/2022	$23.12	(0.24)	(4.97)	(5.21)	(5.89)	(5.89)
Year Ended 8/31/2021	$20.72	(0.33)	7.09	6.76	(4.36)	(4.36)
Year Ended 8/31/2020	$18.48	(0.24)	4.62	4.38	(2.14)	(2.14)
Year Ended 8/31/2019	$23.99	(0.20)	(0.04)(e)	(0.24)	(5.27)	(5.27)
Year Ended 8/31/2018	$22.91	(0.26)	4.64	4.38	(3.30)	(3.30)
Institutional Class
Year Ended 8/31/2022	$35.68	(0.15)	(8.49)	(8.64)	(6.09)	(6.09)
Year Ended 8/31/2021	$29.83	(0.18)	10.65	10.47	(4.62)	(4.62)
Year Ended 8/31/2020	$25.49	(0.08)	6.56	6.48	(2.14)	(2.14)
Year Ended 8/31/2019	$30.80	(0.01)	0.16	0.15	(5.46)	(5.46)
Year Ended 8/31/2018	$28.52	(0.04)	5.89	5.85	(3.57)	(3.57)
Institutional 2 Class
Year Ended 8/31/2022	$36.18	(0.13)	(8.64)	(8.77)	(6.10)	(6.10)
Year Ended 8/31/2021	$30.19	(0.17)	10.79	10.62	(4.63)	(4.63)
Year Ended 8/31/2020	$25.75	(0.07)	6.65	6.58	(2.14)	(2.14)
Year Ended 8/31/2019	$31.06	0.00(f)	0.16	0.16	(5.47)	(5.47)
Year Ended 8/31/2018	$28.73	(0.02)	5.95	5.93	(3.60)	(3.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022	$18.30	(28.97%)	1.13%	1.13%(c)	(0.81%)	70%	$718,493
Year Ended 8/31/2021	$31.98	38.29%	1.11%(d)	1.11%(c),(d)	(0.83%)	82%	$1,134,636
Year Ended 8/31/2020	$27.17	26.66%	1.15%	1.15%(c)	(0.58%)	63%	$967,087
Year Ended 8/31/2019	$23.44	2.78%	1.17%	1.17%	(0.31%)	89%	$810,161
Year Ended 8/31/2018	$28.83	22.23%	1.16%	1.16%(c)	(0.38%)	140%	$922,862
Advisor Class
Year Ended 8/31/2022	$22.13	(28.79%)	0.88%	0.88%(c)	(0.56%)	70%	$9,813
Year Ended 8/31/2021	$37.34	38.65%	0.86%(d)	0.86%(c),(d)	(0.58%)	82%	$13,348
Year Ended 8/31/2020	$31.03	26.95%	0.90%	0.90%(c)	(0.33%)	63%	$8,071
Year Ended 8/31/2019	$26.43	3.08%	0.92%	0.92%	(0.06%)	89%	$17,075
Year Ended 8/31/2018	$31.71	22.50%	0.91%	0.91%(c)	(0.16%)	140%	$15,488
Class C
Year Ended 8/31/2022	$12.02	(29.50%)	1.88%	1.88%(c)	(1.56%)	70%	$6,073
Year Ended 8/31/2021	$23.12	37.28%	1.86%(d)	1.86%(c),(d)	(1.57%)	82%	$9,886
Year Ended 8/31/2020	$20.72	25.67%	1.90%	1.90%(c)	(1.32%)	63%	$11,759
Year Ended 8/31/2019	$18.48	2.03%	1.92%	1.92%	(1.05%)	89%	$12,863
Year Ended 8/31/2018	$23.99	21.27%	1.91%	1.91%(c)	(1.15%)	140%	$17,458
Institutional Class
Year Ended 8/31/2022	$20.95	(28.78%)	0.88%	0.88%(c)	(0.56%)	70%	$607,008
Year Ended 8/31/2021	$35.68	38.67%	0.86%(d)	0.86%(c),(d)	(0.58%)	82%	$965,229
Year Ended 8/31/2020	$29.83	26.92%	0.90%	0.90%(c)	(0.33%)	63%	$748,236
Year Ended 8/31/2019	$25.49	3.07%	0.92%	0.92%	(0.05%)	89%	$652,043
Year Ended 8/31/2018	$30.80	22.49%	0.91%	0.91%(c)	(0.13%)	140%	$758,444
Institutional 2 Class
Year Ended 8/31/2022	$21.31	(28.75%)	0.83%	0.83%	(0.51%)	70%	$34,937
Year Ended 8/31/2021	$36.18	38.73%	0.82%(d)	0.82%(d)	(0.53%)	82%	$49,076
Year Ended 8/31/2020	$30.19	27.05%	0.84%	0.84%	(0.26%)	63%	$43,423
Year Ended 8/31/2019	$25.75	3.11%	0.84%	0.84%	0.02%	89%	$46,284
Year Ended 8/31/2018	$31.06	22.60%	0.83%	0.83%	(0.06%)	140%	$48,792
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2022	$36.23	(0.12)	(8.65)	(8.77)	(6.11)	(6.11)
Year Ended 8/31/2021	$30.22	(0.16)	10.81	10.65	(4.64)	(4.64)
Year Ended 8/31/2020	$25.77	(0.06)	6.65	6.59	(2.14)	(2.14)
Year Ended 8/31/2019	$31.07	0.02	0.16	0.18	(5.48)	(5.48)
Year Ended 8/31/2018	$28.74	(0.00)(f)	5.94	5.94	(3.61)	(3.61)
Class R
Year Ended 8/31/2022	$29.74	(0.23)	(6.81)	(7.04)	(5.99)	(5.99)
Year Ended 8/31/2021	$25.55	(0.29)	8.97	8.68	(4.49)	(4.49)
Year Ended 8/31/2020	$22.22	(0.18)	5.65	5.47	(2.14)	(2.14)
Year Ended 8/31/2019	$27.64	(0.12)	0.07	(0.05)	(5.37)	(5.37)
Year Ended 8/31/2018	$25.93	(0.16)	5.31	5.15	(3.44)	(3.44)
Class V
Year Ended 8/31/2022	$31.78	(0.18)	(7.40)	(7.58)	(6.04)	(6.04)
Year Ended 8/31/2021	$27.02	(0.24)	9.56	9.32	(4.56)	(4.56)
Year Ended 8/31/2020	$23.33	(0.14)	5.97	5.83	(2.14)	(2.14)
Year Ended 8/31/2019	$28.71	(0.07)	0.10	0.03	(5.41)	(5.41)
Year Ended 8/31/2018	$26.81	(0.10)	5.51	5.41	(3.51)	(3.51)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2022	$21.35	(28.71%)	0.78%	0.78%	(0.46%)	70%	$81,229
Year Ended 8/31/2021	$36.23	38.80%	0.77%(d)	0.77%(d)	(0.48%)	82%	$123,615
Year Ended 8/31/2020	$30.22	27.07%	0.79%	0.79%	(0.22%)	63%	$95,842
Year Ended 8/31/2019	$25.77	3.18%	0.79%	0.79%	0.08%	89%	$86,115
Year Ended 8/31/2018	$31.07	22.66%	0.78%	0.78%	(0.01%)	140%	$135,728
Class R
Year Ended 8/31/2022	$16.71	(29.11%)	1.38%	1.38%(c)	(1.06%)	70%	$5,333
Year Ended 8/31/2021	$29.74	37.94%	1.36%(d)	1.36%(c),(d)	(1.08%)	82%	$10,376
Year Ended 8/31/2020	$25.55	26.31%	1.40%	1.40%(c)	(0.82%)	63%	$7,717
Year Ended 8/31/2019	$22.22	2.56%	1.42%	1.42%	(0.55%)	89%	$10,593
Year Ended 8/31/2018	$27.64	21.89%	1.41%	1.41%(c)	(0.63%)	140%	$13,414
Class V
Year Ended 8/31/2022	$18.16	(28.96%)	1.13%	1.13%(c)	(0.81%)	70%	$19,715
Year Ended 8/31/2021	$31.78	38.32%	1.11%(d)	1.11%(c),(d)	(0.83%)	82%	$31,936
Year Ended 8/31/2020	$27.02	26.61%	1.15%	1.15%(c)	(0.57%)	63%	$25,875
Year Ended 8/31/2019	$23.33	2.83%	1.17%	1.17%	(0.31%)	89%	$23,279
Year Ended 8/31/2018	$28.71	22.19%	1.16%	1.16%(c)	(0.37%)	140%	$25,566
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	19

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Select Mid Cap Growth Fund (formerly known as Columbia Mid Cap Growth Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective March 1, 2022, Columbia Mid Cap Growth Fund was renamed Columbia Select Mid Cap Growth Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
20	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
August 31, 2022
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2022 was 0.75% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Affiliates) may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates  provide services to the Investment Manager pursuant to personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. Pursuant to such arrangements, employees of Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, may provide such services to the Fund on behalf of the Investment Manager subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Fund’s compliance policies and procedures.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
Class V	0.11
The Fund and certain other affiliated investment companies had severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expired on January 31, 2019. Prior to being dissolved on March 17, 2022, SDC was owned by six associated investment companies, including the Fund.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $1,914.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	192,844
Class C	—	1.00(b)	196
Class V	5.75	0.50 - 1.00(a)	484

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2022 through December 31, 2023	Prior to January 1, 2022
Class A	1.20%	1.20%
Advisor Class	0.95	0.95
Class C	1.95	1.95
Institutional Class	0.95	0.95
Institutional 2 Class	0.91	0.90
Institutional 3 Class	0.86	0.86
Class R	1.45	1.45
Class V	1.20	1.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
24	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, late-year ordinary losses, post-October capital losses, trustees’ deferred compensation, net operating loss reclassification, excess distributions and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
5,625,652	145,193	(5,770,845)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
99,503,002	319,134,954	418,637,956	42,144,230	248,938,280	291,082,510
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	—	25,707,718
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,450,104,336	216,510,457	(190,802,739)	25,707,718
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2022.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
Late year ordinary losses ($)	Post-October capital losses ($)
7,172,963	43,200,381
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,285,304,239 and $1,504,027,758, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,400,000	0.70	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing
26	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended August 31, 2022.
Note 9. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Mid-Cap Growth Fund (the Acquired Fund), a series of BMO Funds, Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,794,349,761 and the combined net assets immediately after the reorganization were $1,810,824,181.
The reorganization was accomplished by a tax-free exchange of 3,006,453 shares of the Acquired Fund valued at $16,474,420 (including $299,571 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	727,078
Advisor Class	61,087
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on September 1, 2021, the Fund’s pro-forma results of operations for the year ended August 31, 2022 would have been approximately:
($)
Net investment loss	(12,840,000)
Net realized gain	16,706,000
Net change in unrealized appreciation/(depreciation)	(654,550,000)
Net decrease in net assets from operations	(650,684,000)
Note 10. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies
Columbia Select Mid Cap Growth Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems,
28	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, affiliated shareholders of record owned 30.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Select Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Mid Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Select Mid Cap Growth Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
4.18%	4.04%	$60,293,275
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Select Mid Cap Growth Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
32	Columbia Select Mid Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Select Mid Cap Growth Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
34	Columbia Select Mid Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
36	Columbia Select Mid Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	37

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Mid Cap Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
38	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	39

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
40	Columbia Select Mid Cap Growth Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Select Mid Cap Growth Fund | Annual Report 2022	41

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Columbia Select Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN194_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia Small Cap Growth Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collette, CFA
Co-Portfolio Manager
Managed Fund since 2006
Dana Kelley, CFA
Co-Portfolio Manager
Managed Fund since October 2022
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/05	-40.10	11.02	11.88
	Including sales charges		-43.53	9.71	11.22
Advisor Class*		11/08/12	-39.96	11.29	12.16
Class C	Excluding sales charges	11/01/05	-40.57	10.18	11.04
	Including sales charges		-41.09	10.18	11.04
Institutional Class		10/01/96	-39.96	11.29	12.16
Institutional 2 Class*		02/28/13	-39.89	11.41	12.32
Institutional 3 Class		07/15/09	-39.88	11.46	12.34
Class R		09/27/10	-40.26	10.73	11.60
Russell 2000 Growth Index			-25.26	6.69	10.16
Russell 2000 Index			-17.88	6.95	10.01
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	99.2
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Consumer Discretionary	16.3
Consumer Staples	3.8
Energy	5.3
Financials	2.5
Health Care	32.1
Industrials	21.0
Information Technology	16.8
Materials	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2022, Class A shares of Columbia Small Cap Growth Fund returned -40.10% excluding sales charges. The Fund underperformed its primary benchmark, the Russell 2000 Growth Index, which returned -25.26% for the same time period. The Fund underperformed the broader small-cap market, as measured by the Russell 2000 Index, which returned -17.88% during the period.
Market overview
U.S. equities fell in 2022 from record highs, ending three consecutive years of robust gains. Lingering Covid-19 Omicron-related worries were a headwind, as were fears around inflation, durability of growth and the end of more than a decade of easy monetary policy coming from the Federal Reserve (Fed) and other global central banks. Volatility and risk-off sentiment spiked as investor concerns expanded to include ramifications of a prolonged Russia-Ukraine conflict. Commodity prices surged, particularly for oil and wheat, as the conflict in eastern Europe escalated into war and further complicated global supply chains. Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Despite mostly resilient corporate earnings reports, equities continued a choppy decline. The Fed raised interest rates four times during the period (March, May, June and July 2022), ending at a target rate of 2.25-2.50% by August 31, 2022. Investor sentiment was dominated by an increasing focus on persistent inflation, the ongoing war in Ukraine, slowing economic growth leading to a possible recession, and continued supply-chain snarls.
While the energy sector delivered outsized gains for the period, in excess of 58%, the remaining ten sectors in the benchmark all delivered negative returns. The communication services sector was the worst performing sector for the period.
The Fund’s notable detractors during the period
•	Selections within the health care, information technology, industrials, financials and consumer discretionary sector weighed most on Fund performance during the period.
•	From an allocation perspective, an overweight to the health care sector and an underweight to the energy sector detracted most.
•	Kornit Digital Ltd., an Israeli-American international company that manufactures, markets and services a range of digital printing applications for the textile industry, was the largest individual detractor during the period. Kornit experienced several years of robust demand for their equipment as Kornit’s customers scrambled to meet rocketing e-commerce demand. However, the recalibration of e-commerce growth coupled with macro headwinds resulted in a greater-than-expected pause in demand.
•	Heska Corp., a pet healthcare company, reported earnings that were below top- and bottom-line consensus. The company cited supply chain headwinds for the shortfall and negative impact on earnings. Analysts noted the company was reporting earnings compared to the same period from a year ago — a period which saw outsized growth due to pandemic-induced increased pet ownership and the resulting higher demand for veterinary services.
•	Caesars Entertainment, Inc. engages in the management of casinos and resorts under the Caesars, Harrah’s, Horseshoe and Eldorado brands. During the period, the company reported earnings that missed expectations driven by a wider-than-expected loss in the company’s digital segment. While the company has taken steps to rein in spending in both their digital and brick and mortar operations, the company carries a large debt load that investors have avoided in the current rising rate environment.
The Fund’s notable contributors during the period
•	Selections with the materials and consumer staples sectors contributed to Fund performance during the period.
•	Underweight allocations to the communication services and real estate sectors were also additive.
•	Livent Corp. was the largest contributor to Fund performance relative to the benchmark during the period. Livent engages in the production of performance lithium compounds. Its products include battery-grade lithium hydroxide, butyllithium and purity lithium metal which are used in various performance applications. The company has benefited
Columbia Small Cap Growth Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
from the increased demand for their lithium products used in electric vehicles as well as the higher price of the commodity. Livent is viewed as a large producer of high-quality lithium and has gained market share, as the safety of the company’s products has been demonstrated in the marketplace.
•	Advanced Drainage Systems, Inc. engages in the manufacture of thermoplastic corrugated pipe, which provides a suite of water management products and drainage solutions for use in the construction and infrastructure marketplace. The company reported strong earnings growth during the period and has a considerable competitive advantage as the only plastic pipe manufacturer of scale.
•	Northern Oil and Gas, Inc. is an independent energy company engaged in the acquisition, exploration, exploitation, development, and production of crude oil and natural gas properties in the United States. The company delivered strong results during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Growth Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	807.90	1,018.75	5.83	6.51	1.28
Advisor Class	1,000.00	1,000.00	809.00	1,020.01	4.70	5.24	1.03
Class C	1,000.00	1,000.00	804.50	1,014.97	9.23	10.31	2.03
Institutional Class	1,000.00	1,000.00	808.80	1,020.01	4.70	5.24	1.03
Institutional 2 Class	1,000.00	1,000.00	809.50	1,020.67	4.10	4.58	0.90
Institutional 3 Class	1,000.00	1,000.00	809.40	1,020.92	3.88	4.33	0.85
Class R	1,000.00	1,000.00	806.50	1,017.49	6.97	7.78	1.53
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Small Cap Growth Fund | Annual Report 2022	7

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.2%
Issuer	Shares	Value ($)
Consumer Discretionary 15.9%
Hotels, Restaurants & Leisure 10.7%
Caesars Entertainment, Inc.(a)	453,135	19,539,181
Churchill Downs, Inc.	44,723	8,814,456
Kura Sushi USA, Inc., Class A(a)	157,313	11,760,720
Papa John’s International, Inc.	281,600	22,761,728
Planet Fitness, Inc., Class A(a)	984,123	66,674,333
SeaWorld Entertainment, Inc.(a)	400,124	20,106,231
Texas Roadhouse, Inc.	111,443	9,891,681
Wingstop, Inc.	122,163	13,909,479
Total		173,457,809
Internet & Direct Marketing Retail 1.2%
Xometry, Inc., Class A(a)	381,520	18,698,295
Specialty Retail 4.0%
Asbury Automotive Group, Inc.(a)	50,273	8,771,633
Five Below, Inc.(a)	63,053	8,063,218
Floor & Decor Holdings, Inc.(a)	347,114	28,241,195
Lithia Motors, Inc., Class A	74,976	19,901,629
Total		64,977,675
Total Consumer Discretionary		257,133,779
Consumer Staples 3.7%
Beverages 1.4%
Celsius Holdings, Inc.(a)	213,341	22,078,660
Food & Staples Retailing 2.3%
BJ’s Wholesale Club Holdings, Inc.(a)	500,047	37,248,501
Total Consumer Staples		59,327,161
Energy 5.2%
Oil, Gas & Consumable Fuels 5.2%
Antero Resources Corp.(a)	709,955	28,454,996
Matador Resources Co.	237,171	14,135,392
Northern Oil and Gas, Inc.	1,294,576	40,960,385
Total		83,550,773
Total Energy		83,550,773
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 2.4%
Banks 1.5%
Live Oak Bancshares, Inc.	470,476	17,050,050
Triumph Bancorp, Inc.(a)	120,239	7,443,997
Total		24,494,047
Capital Markets 0.5%
Open Lending Corp., Class A(a)	791,712	7,687,523
Insurance 0.4%
Goosehead Insurance, Inc., Class A(a)	136,534	7,099,768
Total Financials		39,281,338
Health Care 31.2%
Biotechnology 4.3%
Arrowhead Pharmaceuticals, Inc.(a)	250,999	9,967,170
Intellia Therapeutics, Inc.(a)	140,190	8,419,812
Iovance Biotherapeutics, Inc.(a)	526,820	5,647,510
Natera, Inc.(a)	564,288	27,796,827
Revolution Medicines, Inc.(a)	436,158	9,085,171
Vericel Corp.(a)	366,846	9,152,808
Total		70,069,298
Health Care Equipment & Supplies 9.0%
Axonics, Inc.(a)	792,468	57,255,813
BioLife Solutions, Inc.(a)	742,728	17,535,808
Heska Corp.(a)	375,208	34,170,192
ICU Medical, Inc.(a)	121,530	19,323,270
Inspire Medical Systems, Inc.(a)	93,581	17,919,826
Total		146,204,909
Health Care Providers & Services 7.4%
Addus HomeCare Corp.(a)	271,253	24,201,193
Amedisys, Inc.(a)	250,369	29,656,208
Chemed Corp.	138,505	65,954,696
Total		119,812,097
Health Care Technology 2.2%
Doximity, Inc., Class A(a)	798,219	26,492,889
Sharecare, Inc.(a)	4,887,545	8,944,207
Total		35,437,096
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 8.3%
Bio-Techne Corp.	133,976	44,454,577
Caris Life Sciences, Inc.(a),(b),(c),(d)	2,777,778	9,416,667
Codexis, Inc.(a)	1,566,944	10,984,277
DNA Script(a),(b),(c),(d)	11,675	4,621,429
Olink Holding AB ADR(a)	613,604	9,289,965
Repligen Corp.(a)	253,167	55,537,245
Total		134,304,160
Total Health Care		505,827,560
Industrials 20.4%
Aerospace & Defense 5.1%
Aerojet Rocketdyne Holdings, Inc.(a)	536,815	23,120,622
Axon Enterprise, Inc.(a)	312,849	36,503,221
Curtiss-Wright Corp.	159,245	23,439,272
Total		83,063,115
Building Products 4.8%
Advanced Drainage Systems, Inc.	404,500	54,890,650
Simpson Manufacturing Co., Inc.	254,726	23,597,817
Total		78,488,467
Machinery 7.8%
Evoqua Water Technologies Corp.(a)	1,066,631	37,417,415
Helios Technologies, Inc.	487,656	26,635,771
Hillman Solutions Corp.(a)	2,460,000	20,639,400
Kornit Digital Ltd.(a)	678,826	21,097,912
RBC Bearings, Inc.(a)	85,588	20,599,320
Total		126,389,818
Trading Companies & Distributors 2.7%
SiteOne Landscape Supply, Inc.(a)	345,044	43,185,707
Total Industrials		331,127,107
Information Technology 16.3%
Electronic Equipment, Instruments & Components 0.7%
908 Devices, Inc.(a)	580,853	11,704,188
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 0.9%
Flywire Corp.(a)	590,117	14,670,309
Semiconductors & Semiconductor Equipment 3.9%
Onto Innovation, Inc.(a)	662,704	47,045,357
SiTime Corp.(a)	146,963	15,638,333
Total		62,683,690
Software 10.8%
Bill.com Holdings, Inc.(a)	254,243	41,156,857
Five9, Inc.(a)	463,973	45,520,391
LiveVox Holdings, Inc.(a)	2,839,934	6,077,459
Paylocity Holding Corp.(a)	265,889	64,079,249
Workiva, Inc., Class A(a)	277,748	18,856,311
Total		175,690,267
Total Information Technology		264,748,454
Materials 2.1%
Chemicals 2.1%
Livent Corp.(a)	1,054,132	33,921,968
Total Materials		33,921,968
Total Common Stocks (Cost $1,681,463,073)		1,574,918,140

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(e),(f)	13,480,001	13,473,261
Total Money Market Funds (Cost $13,472,422)		13,473,261
Total Investments in Securities (Cost: $1,694,935,495)		1,588,391,401
Other Assets & Liabilities, Net		32,345,526
Net Assets		1,620,736,927

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2022, the total value of these securities amounted to $14,038,096, which represents 0.87% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At August 31, 2022, the total market value of these securities amounted to $14,038,096, which represents 0.87% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Caris Life Sciences, Inc.	05/11/2021	2,777,778	22,520,810	9,416,667
DNA Script	10/01/2021	11,675	10,180,303	4,621,429
			32,701,113	14,038,096

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	19,286,204	955,559,934	(961,371,230)	(1,647)	13,473,261	(18,901)	333,159	13,480,001
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	257,133,779	—	—	257,133,779
Consumer Staples	59,327,161	—	—	59,327,161
Energy	83,550,773	—	—	83,550,773
Financials	39,281,338	—	—	39,281,338
Health Care	491,789,464	—	14,038,096	505,827,560
Industrials	331,127,107	—	—	331,127,107
Information Technology	264,748,454	—	—	264,748,454
Materials	33,921,968	—	—	33,921,968
Total Common Stocks	1,560,880,044	—	14,038,096	1,574,918,140
Money Market Funds	13,473,261	—	—	13,473,261
Total Investments in Securities	1,574,353,305	—	14,038,096	1,588,391,401
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2022	11

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,681,463,073)	$1,574,918,140
Affiliated issuers (cost $13,472,422)	13,473,261
Receivable for:
Investments sold	33,858,799
Capital shares sold	1,797,914
Dividends	200,779
Prepaid expenses	25,660
Trustees’ deferred compensation plan	144,180
Total assets	1,624,418,733
Liabilities
Payable for:
Investments purchased	1,199,037
Capital shares purchased	1,865,989
Management services fees	36,439
Distribution and/or service fees	3,284
Transfer agent fees	301,608
Compensation of board members	34,218
Other expenses	97,051
Trustees’ deferred compensation plan	144,180
Total liabilities	3,681,806
Net assets applicable to outstanding capital stock	$1,620,736,927
Represented by
Paid in capital	2,091,751,950
Total distributable earnings (loss)	(471,015,023)
Total - representing net assets applicable to outstanding capital stock	$1,620,736,927
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Growth Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
August 31, 2022
Class A
Net assets	$350,816,497
Shares outstanding	19,869,772
Net asset value per share	$17.66
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.74
Advisor Class
Net assets	$64,035,168
Shares outstanding	3,059,753
Net asset value per share	$20.93
Class C
Net assets	$28,015,654
Shares outstanding	2,224,742
Net asset value per share	$12.59
Institutional Class
Net assets	$769,676,675
Shares outstanding	39,654,353
Net asset value per share	$19.41
Institutional 2 Class
Net assets	$55,108,403
Shares outstanding	2,789,430
Net asset value per share	$19.76
Institutional 3 Class
Net assets	$345,911,948
Shares outstanding	17,225,322
Net asset value per share	$20.08
Class R
Net assets	$7,172,582
Shares outstanding	420,602
Net asset value per share	$17.05
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2022	13

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$3,656,330
Dividends — affiliated issuers	333,159
Interfund lending	1,402
Total income	3,990,891
Expenses:
Management services fees	18,758,335
Distribution and/or service fees
Class A	1,180,752
Class C	376,933
Class R	48,978
Transfer agent fees
Class A	754,398
Advisor Class	169,662
Class C	60,280
Institutional Class	1,830,804
Institutional 2 Class	67,525
Institutional 3 Class	27,096
Class R	15,626
Compensation of board members	43,476
Custodian fees	22,166
Printing and postage fees	217,238
Registration fees	280,607
Audit fees	29,500
Legal fees	35,027
Interest on interfund lending	553
Compensation of chief compliance officer	698
Other	57,463
Total expenses	23,977,117
Expense reduction	(2,018)
Total net expenses	23,975,099
Net investment loss	(19,984,208)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(351,101,286)
Investments — affiliated issuers	(18,901)
Foreign currency translations	(22,643)
Net realized loss	(351,142,830)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(892,662,101)
Investments — affiliated issuers	(1,647)
Net change in unrealized appreciation (depreciation)	(892,663,748)
Net realized and unrealized loss	(1,243,806,578)
Net decrease in net assets resulting from operations	$(1,263,790,786)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Growth Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment loss	$(19,984,208)	$(22,643,971)
Net realized gain (loss)	(351,142,830)	360,202,177
Net change in unrealized appreciation (depreciation)	(892,663,748)	404,393,727
Net increase (decrease) in net assets resulting from operations	(1,263,790,786)	741,951,933
Distributions to shareholders
Net investment income and net realized gains
Class A	(57,492,433)	(37,457,376)
Advisor Class	(12,410,914)	(8,450,117)
Class C	(5,910,264)	(2,479,771)
Institutional Class	(136,485,916)	(73,253,029)
Institutional 2 Class	(17,426,341)	(10,189,693)
Institutional 3 Class	(45,889,170)	(18,841,542)
Class R	(1,203,822)	(578,530)
Total distributions to shareholders	(276,818,860)	(151,250,058)
Increase (decrease) in net assets from capital stock activity	(204,178,262)	1,210,827,969
Total increase (decrease) in net assets	(1,744,787,908)	1,801,529,844
Net assets at beginning of year	3,365,524,835	1,563,994,991
Net assets at end of year	$1,620,736,927	$3,365,524,835
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2022	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,473,026	56,656,316	6,128,818	185,902,543
Distributions reinvested	1,898,399	50,307,569	1,177,743	33,271,231
Redemptions	(4,844,423)	(110,340,811)	(3,504,891)	(106,517,260)
Net increase (decrease)	(472,998)	(3,376,926)	3,801,670	112,656,514
Advisor Class
Subscriptions	600,209	16,430,183	5,959,634	213,744,248
Distributions reinvested	384,942	12,071,778	251,704	8,276,024
Redemptions	(2,747,685)	(77,859,742)	(4,293,820)	(152,349,421)
Net increase (decrease)	(1,762,534)	(49,357,781)	1,917,518	69,670,851
Class C
Subscriptions	515,889	8,935,276	1,286,398	29,654,984
Distributions reinvested	294,340	5,595,396	111,843	2,353,188
Redemptions	(669,130)	(10,484,224)	(374,053)	(8,616,868)
Net increase	141,099	4,046,448	1,024,188	23,391,304
Institutional Class
Subscriptions	21,144,653	530,673,815	30,078,699	995,162,672
Distributions reinvested	3,767,302	109,553,154	1,910,816	58,662,040
Redemptions	(31,695,388)	(761,043,563)	(14,095,962)	(469,131,093)
Net increase (decrease)	(6,783,433)	(120,816,594)	17,893,553	584,693,619
Institutional 2 Class
Subscriptions	275,940	6,876,592	7,700,703	260,780,151
Distributions reinvested	588,823	17,417,388	326,907	10,189,693
Redemptions	(4,642,383)	(118,704,973)	(5,247,208)	(179,099,916)
Net increase (decrease)	(3,777,620)	(94,410,993)	2,780,402	91,869,928
Institutional 3 Class
Subscriptions	6,466,302	170,183,577	13,628,463	466,393,110
Distributions reinvested	1,434,744	43,114,069	548,269	17,336,259
Redemptions	(5,955,910)	(153,259,675)	(4,749,632)	(162,149,574)
Net increase	1,945,136	60,037,971	9,427,100	321,579,795
Class R
Subscriptions	87,559	1,903,952	360,489	10,364,869
Distributions reinvested	46,933	1,203,822	21,083	578,530
Redemptions	(154,475)	(3,408,161)	(132,909)	(3,977,441)
Net increase (decrease)	(19,983)	(300,387)	248,663	6,965,958
Total net increase (decrease)	(10,730,333)	(204,178,262)	37,093,094	1,210,827,969
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Growth Fund | Annual Report 2022

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Columbia Small Cap Growth Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2022	$32.70	(0.25)	(11.90)	(12.15)	(2.89)	(2.89)
Year Ended 8/31/2021	$25.05	(0.31)	10.14	9.83	(2.18)	(2.18)
Year Ended 8/31/2020	$19.72	(0.18)	7.28	7.10	(1.77)	(1.77)
Year Ended 8/31/2019	$22.05	(0.15)	1.12	0.97	(3.30)	(3.30)
Year Ended 8/31/2018	$19.46	(0.15)	5.87	5.72	(3.13)	(3.13)
Advisor Class
Year Ended 8/31/2022	$38.14	(0.23)	(14.03)	(14.26)	(2.95)	(2.95)
Year Ended 8/31/2021	$28.90	(0.28)	11.76	11.48	(2.24)	(2.24)
Year Ended 8/31/2020	$22.48	(0.15)	8.38	8.23	(1.81)	(1.81)
Year Ended 8/31/2019	$24.61	(0.11)	1.33	1.22	(3.35)	(3.35)
Year Ended 8/31/2018	$21.38	(0.12)	6.53	6.41	(3.18)	(3.18)
Class C
Year Ended 8/31/2022	$24.22	(0.30)	(8.60)	(8.90)	(2.73)	(2.73)
Year Ended 8/31/2021	$19.01	(0.41)	7.63	7.22	(2.01)	(2.01)
Year Ended 8/31/2020	$15.34	(0.25)	5.54	5.29	(1.62)	(1.62)
Year Ended 8/31/2019	$17.93	(0.22)	0.78	0.56	(3.15)	(3.15)
Year Ended 8/31/2018	$16.35	(0.25)	4.82	4.57	(2.99)	(2.99)
Institutional Class
Year Ended 8/31/2022	$35.61	(0.21)	(13.04)	(13.25)	(2.95)	(2.95)
Year Ended 8/31/2021	$27.10	(0.26)	11.01	10.75	(2.24)	(2.24)
Year Ended 8/31/2020	$21.20	(0.14)	7.85	7.71	(1.81)	(1.81)
Year Ended 8/31/2019	$23.42	(0.11)	1.24	1.13	(3.35)	(3.35)
Year Ended 8/31/2018	$20.49	(0.11)	6.22	6.11	(3.18)	(3.18)
Institutional 2 Class
Year Ended 8/31/2022	$36.17	(0.20)	(13.24)	(13.44)	(2.97)	(2.97)
Year Ended 8/31/2021	$27.49	(0.24)	11.18	10.94	(2.26)	(2.26)
Year Ended 8/31/2020	$21.47	(0.13)	7.98	7.85	(1.83)	(1.83)
Year Ended 8/31/2019	$23.68	(0.09)	1.26	1.17	(3.38)	(3.38)
Year Ended 8/31/2018	$20.68	(0.09)	6.29	6.20	(3.20)	(3.20)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022	$17.66	(40.10%)	1.24%(c)	1.24%(c),(d)	(1.07%)	56%	$350,816
Year Ended 8/31/2021	$32.70	40.63%	1.21%	1.21%(d)	(1.03%)	50%	$665,217
Year Ended 8/31/2020	$25.05	39.06%	1.29%(c),(e)	1.29%(c),(d),(e)	(0.89%)	76%	$414,360
Year Ended 8/31/2019	$19.72	7.76%	1.33%(c)	1.33%(c)	(0.79%)	113%	$265,473
Year Ended 8/31/2018	$22.05	33.62%	1.35%(e)	1.34%(d),(e)	(0.79%)	156%	$249,156
Advisor Class
Year Ended 8/31/2022	$20.93	(39.96%)	0.99%(c)	0.99%(c),(d)	(0.82%)	56%	$64,035
Year Ended 8/31/2021	$38.14	40.97%	0.96%	0.96%(d)	(0.80%)	50%	$183,909
Year Ended 8/31/2020	$28.90	39.42%	1.04%(c),(e)	1.04%(c),(d),(e)	(0.66%)	76%	$83,934
Year Ended 8/31/2019	$22.48	8.05%	1.07%(c)	1.07%(c)	(0.54%)	113%	$20,203
Year Ended 8/31/2018	$24.61	33.91%	1.10%(e)	1.09%(d),(e)	(0.53%)	156%	$8,913
Class C
Year Ended 8/31/2022	$12.59	(40.57%)	1.99%(c)	1.99%(c),(d)	(1.82%)	56%	$28,016
Year Ended 8/31/2021	$24.22	39.58%	1.96%	1.96%(d)	(1.79%)	50%	$50,471
Year Ended 8/31/2020	$19.01	38.03%	2.04%(c),(e)	2.04%(c),(d),(e)	(1.65%)	76%	$20,142
Year Ended 8/31/2019	$15.34	6.93%	2.08%(c)	2.08%(c)	(1.54%)	113%	$8,887
Year Ended 8/31/2018	$17.93	32.58%	2.10%(e)	2.09%(d),(e)	(1.54%)	156%	$8,401
Institutional Class
Year Ended 8/31/2022	$19.41	(39.96%)	0.99%(c)	0.99%(c),(d)	(0.82%)	56%	$769,677
Year Ended 8/31/2021	$35.61	41.00%	0.96%	0.96%(d)	(0.79%)	50%	$1,653,559
Year Ended 8/31/2020	$27.10	39.35%	1.04%(c),(e)	1.04%(c),(d),(e)	(0.65%)	76%	$773,636
Year Ended 8/31/2019	$21.20	8.08%	1.08%(c)	1.08%(c)	(0.54%)	113%	$283,781
Year Ended 8/31/2018	$23.42	33.91%	1.10%(e)	1.09%(d),(e)	(0.54%)	156%	$226,120
Institutional 2 Class
Year Ended 8/31/2022	$19.76	(39.89%)	0.88%(c)	0.88%(c)	(0.72%)	56%	$55,108
Year Ended 8/31/2021	$36.17	41.11%	0.88%	0.88%	(0.72%)	50%	$237,521
Year Ended 8/31/2020	$27.49	39.50%	0.96%(c),(e)	0.96%(c),(e)	(0.58%)	76%	$104,108
Year Ended 8/31/2019	$21.47	8.16%	0.97%(c)	0.97%(c)	(0.45%)	113%	$26,190
Year Ended 8/31/2018	$23.68	34.07%	0.99%(e)	0.98%(e)	(0.43%)	156%	$21,024
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2022	$36.71	(0.17)	(13.48)	(13.65)	(2.98)	(2.98)
Year Ended 8/31/2021	$27.87	(0.23)	11.34	11.11	(2.27)	(2.27)
Year Ended 8/31/2020	$21.75	(0.12)	8.08	7.96	(1.84)	(1.84)
Year Ended 8/31/2019	$23.93	(0.08)	1.29	1.21	(3.39)	(3.39)
Year Ended 8/31/2018	$20.87	(0.08)	6.35	6.27	(3.21)	(3.21)
Class R
Year Ended 8/31/2022	$31.70	(0.30)	(11.51)	(11.81)	(2.84)	(2.84)
Year Ended 8/31/2021	$24.35	(0.38)	9.86	9.48	(2.13)	(2.13)
Year Ended 8/31/2020	$19.22	(0.23)	7.08	6.85	(1.72)	(1.72)
Year Ended 8/31/2019	$21.57	(0.19)	1.09	0.90	(3.25)	(3.25)
Year Ended 8/31/2018	$19.10	(0.20)	5.75	5.55	(3.08)	(3.08)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2022	$20.08	(39.88%)	0.84%(c)	0.84%(c)	(0.66%)	56%	$345,912
Year Ended 8/31/2021	$36.71	41.18%	0.83%	0.83%	(0.67%)	50%	$560,880
Year Ended 8/31/2020	$27.87	39.55%	0.90%(c),(e)	0.90%(c),(e)	(0.52%)	76%	$163,142
Year Ended 8/31/2019	$21.75	8.26%	0.92%(c)	0.92%(c)	(0.38%)	113%	$66,685
Year Ended 8/31/2018	$23.93	34.12%	0.94%(e)	0.93%(e)	(0.38%)	156%	$64,214
Class R
Year Ended 8/31/2022	$17.05	(40.26%)	1.49%(c)	1.49%(c),(d)	(1.32%)	56%	$7,173
Year Ended 8/31/2021	$31.70	40.27%	1.46%	1.46%(d)	(1.30%)	50%	$13,968
Year Ended 8/31/2020	$24.35	38.67%	1.54%(c),(e)	1.54%(c),(d),(e)	(1.16%)	76%	$4,674
Year Ended 8/31/2019	$19.22	7.53%	1.58%(c)	1.58%(c)	(1.03%)	113%	$1,511
Year Ended 8/31/2018	$21.57	33.26%	1.60%(e)	1.59%(d),(e)	(1.04%)	156%	$1,651
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2022	21

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Small Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Effective June 1, 2021, the Fund closed to investors, other than those who invest in the Fund through certain financial intermediaries selected by Columbia Management Investment Distributors, Inc. (the Distributor) and retirement plans currently invested and those approved by the Distributor to invest in the Fund.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
22	Columbia Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Small Cap Growth Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2022 was 0.80% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
24	Columbia Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.16
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $2,018.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Small Cap Growth Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	361,827
Class C	—	1.00(b)	10,791

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2022 through December 31, 2022	Prior to January 1, 2022
Class A	1.30%	1.31%
Advisor Class	1.05	1.06
Class C	2.05	2.06
Institutional Class	1.05	1.06
Institutional 2 Class	0.96	1.00
Institutional 3 Class	0.92	0.94
Class R	1.55	1.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
26	Columbia Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification, excess distributions and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
8,956,328	447,914	(9,404,242)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
88,786,002	188,032,858	276,818,860	38,607,415	112,642,643	151,250,058
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(349,831,649)	(109,953,174)
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,698,344,575	231,419,162	(341,372,336)	(109,953,174)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(349,596,766)	(234,883)	(349,831,649)	—
Columbia Small Cap Growth Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
11,054,142	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,294,757,052 and $1,818,775,752, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	3,280,000	0.61	10
Lender	8,200,000	1.10	7
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
28	Columbia Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended August 31, 2022.
Note 9. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Columbia Small Cap Growth Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, affiliated shareholders of record owned 24.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its
30	Columbia Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Small Cap Growth Fund | Annual Report 2022	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Small Cap Growth Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction
3.02%	3.02%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Small Cap Growth Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
34	Columbia Small Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Small Cap Growth Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
36	Columbia Small Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Small Cap Growth Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
38	Columbia Small Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Small Cap Growth Fund | Annual Report 2022	39

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Small Cap Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
40	Columbia Small Cap Growth Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Small Cap Growth Fund | Annual Report 2022	41

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
42	Columbia Small Cap Growth Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Small Cap Growth Fund | Annual Report 2022	43

Columbia Small Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN226_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia Strategic Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Strategic Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Income Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2010
Jason Callan
Portfolio Manager
Managed Fund since 2017
Alexandre (Alex) Christensen, CFA
Portfolio Manager
Managed Fund since March 2021
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/21/77	-9.64	1.77	2.84
	Including sales charges		-13.94	0.79	2.33
Advisor Class*		11/08/12	-9.40	2.01	3.08
Class C	Excluding sales charges	07/01/97	-10.31	1.01	2.10
	Including sales charges		-11.18	1.01	2.10
Institutional Class		01/29/99	-9.39	2.04	3.10
Institutional 2 Class		03/07/11	-9.35	2.06	3.18
Institutional 3 Class*		06/13/13	-9.34	2.11	3.18
Class R		09/27/10	-9.83	1.51	2.59
Bloomberg U.S. Aggregate Bond Index			-11.52	0.52	1.35
ICE BofA US Cash Pay High Yield Constrained Index			-10.37	2.40	4.41
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged			-25.62	-4.12	-2.29
JPMorgan Emerging Markets Bond Index-Global			-18.82	-1.08	1.74
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The ICE BofA US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. Effective July 1, 2022 the ICE BofA US Cash Pay High Yield Constrained Index now includes transaction costs.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Columbia Strategic Income Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes, other expenses of investing or, for ICE BofA US Cash Pay High Yield Constrained Index for periods prior to July 2022, transaction costs. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
4	Columbia Strategic Income Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at August 31, 2022)
Asset-Backed Securities — Non-Agency	2.9
Commercial Mortgage-Backed Securities - Non-Agency	3.6
Common Stocks	0.0(a)
Convertible Bonds	0.1
Convertible Preferred Stocks	0.0(a)
Corporate Bonds & Notes	36.1
Foreign Government Obligations	5.1
Inflation-Indexed Bonds	0.1
Money Market Funds	5.4
Options Purchased Calls	0.6
Residential Mortgage-Backed Securities - Agency	21.4
Residential Mortgage-Backed Securities - Non-Agency	16.9
Senior Loans	7.7
U.S. Government & Agency Obligations	0.1
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at August 31, 2022)
AAA rating	22.8
AA rating	1.1
A rating	8.3
BBB rating	17.3
BB rating	22.7
B rating	17.9
CCC rating	3.0
CC rating	0.0(a)
C rating	0.0(a)
Not rated	6.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia Strategic Income Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2022, Class A shares of Columbia Strategic Income Fund returned -9.64% excluding sales charge. While absolute returns disappointed, the Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -11.52% for the same period.
Market overview
During the annual period, the benchmark, which measures the broad U.S. investment-grade bond market, produced the weakest return since its inception in 1976. Such poor performance was driven by a combination of extremely low U.S. Treasury yields at the start of the annual period, a rapid rise in inflation supercharged by a spike in commodity prices after the Russian invasion of Ukraine, and the U.S. Federal Reserve’s (the Fed) accelerated approach, beginning in March 2022, to raising interest rates following a sustained period of near-zero rates. Just before the end of the annual period, Fed Chair Jerome Powell articulated what had been increasingly clear throughout the 12 months ending August 31, 2022 — that the Fed has limited tools to address inflation, but it intends to continue to forcefully react to inflation, even if it causes pain to households and businesses. As investors feared an economic slowdown in reaction to the interest rate hikes, the U.S. Treasury yield curve, or spectrum of maturities, flattened, meaning the spread, or yield differential, between shorter term and longer term maturities narrowed during the annual period.
Toward the end of the annual period, as the Fed’s rapid response to inflation heightened expectations it would move policy into restrictive territory and slow future economic growth, the two-year to 10-year portion of the U.S. Treasury yield curve actually inverted, meaning 10-year U.S. Treasury yields were lower than those of two-year U.S. Treasury yields, historically a foreshadow of a recession. All told, yields rose rapidly across the U.S. Treasury yield curve as the Fed began unwinding the COVID-19-related stimulus. The bellwether 10-year U.S. Treasury yield was up 185 basis points during the annual period. (A basis point is 1/100th of a percentage point.) Globally, the scenario was quite similar, with government bond yields moving higher as most global central banks first signaled and then implemented tightening monetary policies in response to persistent inflation pressures around the world.
Virtually all fixed-income sectors recorded negative absolute returns during the annual period, hurt by the increase in market volatility, much of which stemmed from the uncertainty around how forcefully the Fed would act to slow the economy in the quest to quell inflation. For the annual period overall, U.S. investment-grade corporate bonds and sovereign emerging markets debt underperformed U.S. Treasuries the most. High-yield corporate bonds performed in line with U.S. Treasuries during the annual period. Securitized bonds as a whole, including U.S. mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, posted negative returns but modestly outperformed U.S. Treasury securities during the annual period. Treasury inflation-protected securities and municipal bonds also outpaced U.S. Treasury securities during the annual period. Leveraged loans were among the very few fixed-income sectors that eked out a modestly positive return during the annual period.
The Fund’s notable contributors during the period
•	Relative to the benchmark, the Fund’s duration positioning boosted its results most. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
○	The Fund held a shorter duration stance than that of the benchmark throughout the annual period as part of our strategy to balance exposure across risk factors.
○	The Fund’s shorter duration stance was most pronounced near the turn of the calendar year.
○	As interest rates rose during the annual period in response to greater inflationary pressures and the Fed’s efforts to rein in inflation by hiking interest rates, the Fund’s duration positioning proved beneficial.
•	Positioning within the mortgage-backed securities sector added value.
○	The Fund held an underweight in agency mortgage-backed securities, which performed poorly, and an overweight in non-agency mortgage-backed securities, which performed better.
○	The Fed’s transition from quantitative easing to quantitative tightening, as well as the rapid rise in mortgage rates, led to the poor performance of agency mortgage-backed securities.
6	Columbia Strategic Income Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	To a lesser degree, yield curve positioning contributed positively to the Fund’s relative results. The Fund was positioned for a steeper yield curve from September 2021 into the beginning of 2022 and was then re-positioned for a flatter yield curve for most of the remainder of the annual period.
The Fund’s notable detractors during the period
•	The Fund’s exposure to several sectors that are not components of the benchmark detracted most from relative results. These sectors include emerging markets debt and high-yield corporate credit.
○	These sectors have higher credit sensitivity relative to the broader fixed-income market during a period of high volatility and liquidity-driven sell-offs as was seen during the annual period.
○	Notably, the Fund did not have significant exposure to the sovereign debt of Russia or Ukraine prior to the war, but the ripple effects of the war on the emerging markets debt sector overall dampened the Fund’s relative results.
Derivatives usage
The Fund utilized derivatives as a means to hedge exposures to better balance risks among four risk factors: credit, duration, currency and inflation. We used U.S. Treasury futures, interest rate swaps and options on interest rate swaps to manage its interest rate exposure. We also used credit default swap indices and CMBX indices to hedge and express investment views in the high yield corporate credit and commercial mortgage-backed securities bond markets, respectively. Overall, the use of derivatives contributed positively to the Fund’s relative performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Strategic Income Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	937.60	1,020.52	4.54	4.74	0.93
Advisor Class	1,000.00	1,000.00	938.80	1,021.78	3.32	3.47	0.68
Class C	1,000.00	1,000.00	933.70	1,016.74	8.19	8.54	1.68
Institutional Class	1,000.00	1,000.00	938.90	1,021.78	3.32	3.47	0.68
Institutional 2 Class	1,000.00	1,000.00	939.10	1,021.98	3.13	3.26	0.64
Institutional 3 Class	1,000.00	1,000.00	939.10	1,022.23	2.88	3.01	0.59
Class R	1,000.00	1,000.00	936.50	1,019.26	5.76	6.01	1.18
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 3.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month USD LIBOR + 6.870% Floor 6.870% 04/15/2034	9.382%	15,000,000	13,902,720
Bain Capital Credit CLO Ltd.(a),(b)
Series 2021-5A Class E
3-month USD LIBOR + 6.500% Floor 6.500% 10/23/2034	9.283%	13,320,000	11,896,678
Series 2021-6A Class E
3-month USD LIBOR + 6.500% Floor 6.500% 10/21/2034	9.232%	11,450,000	10,209,209
Series 2021-7A Class E
3-month USD LIBOR + 6.750% Floor 6.750% 01/22/2035	9.509%	15,350,000	13,869,155
Ballyrock CLO Ltd.(a),(b)
Series 2021-18A Class D
3-month USD LIBOR + 6.500% Floor 6.500% 01/15/2035	9.012%	13,050,000	11,680,063
Barings CLO Ltd.(a),(b)
Series 2021-2A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2034	8.762%	8,350,000	7,576,556
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2016-3A Class ERR
3-month USD LIBOR + 7.000% Floor 7.000% 07/20/2034	9.710%	11,400,000	10,114,798
LendingPoint Asset Securitization Trust(a),(c),(d)
Subordinated Series 2021-1 Class B
04/15/2027	2.853%	9,589,207	9,535,268
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2021-A Class C
12/15/2028	2.750%	16,000,000	15,329,919
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	6.012%	10,900,000	10,196,231
Octagon 55 Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.500% Floor 6.500% 07/20/2034	9.210%	9,700,000	8,913,660
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners 48 Ltd.(a),(b)
Series 2020-3A Class ER
3-month USD LIBOR + 6.700% Floor 6.700% 10/20/2034	9.410%	12,750,000	11,682,532
Pagaya AI Debt Selection Trust(a)
Subordinated Series 2020-3 Class C
05/17/2027	6.430%	11,534,000	11,403,796
PAGAYA AI Debt Trust(a),(d)
Subordinated Series 2022-3 Class B
03/15/2030	8.050%	13,934,962	13,934,962
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	1,702,770	1,719,797
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	5,410,031	5,183,605
Upstart Securitization Trust(a)
Subordinated Series 2021-4 Class C
09/20/2031	3.190%	9,200,000	7,928,247
Voya CLO Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.350% Floor 6.350% 07/15/2034	8.862%	6,900,000	6,126,427
Total Asset-Backed Securities — Non-Agency (Cost $195,316,165)			181,203,623

Commercial Mortgage-Backed Securities - Non-Agency 3.9%

BFLD Trust(a),(b)
Subordinated Series 2019-DPLO Class D
1-month USD LIBOR + 1.840% Floor 1.840% 10/15/2034	4.231%	3,485,000	3,362,768
Subordinated Series 2019-DPLO Class E
1-month USD LIBOR + 2.240% Floor 2.240% 10/15/2034	4.631%	11,510,000	10,964,016
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	4.791%	8,700,000	8,049,839
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	4.191%	13,700,000	13,170,210
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-MFM1 Class E
1-month USD LIBOR + 2.250% Floor 2.250% 01/15/2034	4.641%	7,000,000	6,621,160
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	7,208,000	5,943,011
BX Trust(a),(e)
Subordinated Series 2019-OC11 Class D
12/09/2041	4.076%	6,000,000	5,222,270
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	5.112%	8,490,000	7,906,675
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	5.808%	16,035,000	14,833,105
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.492% Floor 3.333% 11/15/2037	5.884%	6,536,887	6,243,361
COMM Mortgage Trust(a),(e)
Subordinated Series 2020-CBM Class F
02/10/2037	3.754%	4,000,000	3,480,206
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	7,525,000	5,918,353
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	20,960,000	15,095,717
CSMC Trust(a),(e)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.393%	15,300,000	11,527,575
Hilton USA Trust(a),(e)
Series 2016-HHV Class F
11/05/2038	4.333%	28,590,000	24,782,664
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	11,500,000	11,070,452
Morgan Stanley Capital I Trust(a),(e)
Series 2019-MEAD Class E
11/10/2036	3.283%	15,500,000	13,552,802
Progress Residential Trust(a)
Series 2020-SFR1 Class F
04/17/2037	3.431%	17,000,000	15,804,082
Subordinated Series 2020-SFR2 Class F
06/17/2037	6.152%	12,000,000	11,833,997
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 02/15/2032	3.891%	10,941,000	10,486,603
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	5.291%	9,645,000	9,044,521
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class D
1-month USD LIBOR + 1.775% Floor 1.650% 12/15/2034	4.166%	9,790,000	9,453,810
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $237,107,503)			224,367,197

Common Stocks 0.0%
Issuer	Shares	Value ($)
Consumer Discretionary 0.0%
Multiline Retail 0.0%
Belk, Inc.(f)	50	481
Total Consumer Discretionary		481
Energy 0.0%
Energy Equipment & Services 0.0%
Covia Holdings Corp.(f)	74,466	1,065,795
McDermott International Ltd.(f)	47,856	22,181
Total		1,087,976
Oil, Gas & Consumable Fuels 0.0%
New Frontera Holdings(f)	14,302	4,469
Southcross Energy Partners LLC(d),(f)	14,393	432
Southcross Energy Partners LLC, Class A(d),(f)	272,263	20,420
Total		25,321
Total Energy		1,113,297
Industrials 0.0%
Machinery 0.0%
TNT Crane and Rigging, Inc.(f)	23,468	287,483
Total Industrials		287,483

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 0.0%
Communications Equipment 0.0%
Riverbed Technology, Inc.(f)	13,308	29,943
Total Information Technology		29,943
Total Common Stocks (Cost $1,185,171)		1,431,204

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.1%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	9,468,000	6,812,807
Total Convertible Bonds (Cost $8,932,048)			6,812,807

Convertible Preferred Stocks 0.0%
Issuer		Shares	Value ($)
Information Technology 0.0%
Communications Equipment 0.0%
Riverbed Technology, Inc.	7.000%	14,204	71,020
Total Information Technology			71,020
Total Convertible Preferred Stocks (Cost $307,751)			71,020

Corporate Bonds & Notes 39.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.9%
Boeing Co. (The)
05/01/2025	4.875%	350,000	351,221
08/01/2059	3.950%	23,958,000	16,715,481
05/01/2060	5.930%	7,549,000	7,208,096
Bombardier, Inc.(a)
04/15/2027	7.875%	2,816,000	2,693,695
Howmet Aerospace, Inc.
01/15/2029	3.000%	5,006,000	4,230,719
TransDigm, Inc.(a)
12/15/2025	8.000%	2,772,000	2,838,953
03/15/2026	6.250%	8,643,000	8,488,122
TransDigm, Inc.
06/15/2026	6.375%	1,566,000	1,503,669
11/15/2027	5.500%	4,776,000	4,297,663
01/15/2029	4.625%	2,458,000	2,081,334
Total			50,408,953
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.3%
Air Canada(a)
08/15/2026	3.875%	2,022,000	1,805,138
American Airlines, Inc.(a)
07/15/2025	11.750%	2,307,000	2,548,518
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	7,804,098	7,429,729
04/20/2029	5.750%	230,425	208,146
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	4,536,720	4,142,286
United Airlines, Inc.(a)
04/15/2026	4.375%	1,693,000	1,543,506
Total			17,677,323
Automotive 0.6%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	195,000	182,255
Ford Motor Co.
02/12/2032	3.250%	3,984,000	3,112,044
01/15/2043	4.750%	5,753,000	4,318,860
Ford Motor Credit Co. LLC
09/08/2024	3.664%	3,700,000	3,547,645
06/16/2025	5.125%	4,449,000	4,324,754
11/13/2025	3.375%	1,036,000	942,026
08/17/2027	4.125%	4,839,000	4,362,045
02/16/2028	2.900%	1,231,000	1,027,855
11/13/2030	4.000%	498,000	419,554
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	4,437,000	3,979,447
IAA Spinco, Inc.(a)
06/15/2027	5.500%	1,497,000	1,411,025
IHO Verwaltungs GmbH(a),(g)
05/15/2029	6.375%	643,000	567,685
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	1,518,000	1,500,152
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	3,927,000	3,860,188
Tenneco, Inc.(a)
01/15/2029	7.875%	1,897,000	1,907,387
Total			35,462,922
Banking 7.6%
Bank of America Corp.(h)
10/22/2030	2.884%	41,540,000	36,091,871
10/24/2031	1.922%	47,155,000	37,337,782
10/20/2032	2.572%	19,830,000	16,251,257
02/04/2033	2.972%	35,980,000	30,361,507

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(h)
06/03/2031	2.572%	5,572,000	4,658,117
01/25/2033	3.057%	33,061,000	28,009,743
Goldman Sachs Group, Inc. (The)(h)
07/21/2032	2.383%	42,449,000	34,257,597
10/21/2032	2.650%	31,561,000	25,944,921
HSBC Holdings PLC(h)
05/24/2032	2.804%	12,449,000	9,890,770
11/22/2032	2.871%	36,469,000	28,997,424
JPMorgan Chase & Co.(h)
10/15/2030	2.739%	3,322,000	2,877,090
11/19/2031	1.764%	195,000	153,327
04/22/2032	2.580%	48,337,000	39,987,371
11/08/2032	2.545%	53,175,000	43,812,845
Morgan Stanley(h)
07/21/2032	2.239%	9,994,000	8,059,811
10/20/2032	2.511%	19,354,000	15,870,481
Subordinated
04/20/2037	5.297%	10,130,000	9,728,548
Wells Fargo & Co.(h)
02/11/2031	2.572%	50,120,000	42,679,973
03/02/2033	3.350%	17,034,000	14,855,535
Total			429,825,970
Brokerage/Asset Managers/Exchanges 0.3%
AG Issuer LLC(a)
03/01/2028	6.250%	57,000	52,575
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	2,692,000	2,692,908
Hightower Holding LLC(a)
04/15/2029	6.750%	2,280,000	1,922,489
NFP Corp(a)
10/01/2030	7.500%	2,568,000	2,530,562
NFP Corp.(a)
08/15/2028	4.875%	2,419,000	2,146,169
08/15/2028	6.875%	8,366,000	6,893,034
Total			16,237,737
Building Materials 0.3%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	2,879,000	2,634,297
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	2,420,000	2,284,083
05/15/2029	4.125%	1,447,000	1,222,201
Cemex SAB de CV(a)
06/05/2027	7.375%	350,000	354,275
James Hardie International Finance DAC(a)
01/15/2028	5.000%	1,493,000	1,376,510
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SRS Distribution, Inc.(a)
07/01/2028	4.625%	3,231,000	2,871,299
07/01/2029	6.125%	2,178,000	1,789,166
12/01/2029	6.000%	2,378,000	1,936,990
White Cap Buyer LLC(a)
10/15/2028	6.875%	1,730,000	1,522,602
Total			15,991,423
Cable and Satellite 2.3%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	3,596,000	3,415,686
02/01/2028	5.000%	2,860,000	2,610,931
06/01/2029	5.375%	1,545,000	1,412,107
03/01/2030	4.750%	1,653,000	1,420,378
08/15/2030	4.500%	4,927,000	4,146,692
02/01/2031	4.250%	866,000	707,170
02/01/2032	4.750%	2,722,000	2,254,376
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	9,589,000	7,775,431
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	4,290,000	3,656,221
06/30/2062	3.950%	6,305,000	4,173,465
04/01/2063	5.500%	34,589,000	28,946,666
CSC Holdings LLC
06/01/2024	5.250%	710,000	694,822
CSC Holdings LLC(a)
02/01/2028	5.375%	3,391,000	3,064,852
02/01/2029	6.500%	2,383,000	2,192,631
01/15/2030	5.750%	2,654,000	2,054,451
12/01/2030	4.125%	3,068,000	2,485,080
12/01/2030	4.625%	2,412,000	1,723,745
02/15/2031	3.375%	2,160,000	1,620,232
11/15/2031	5.000%	1,621,000	1,163,708
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	2,147,000	1,964,721
DISH DBS Corp.(a)
12/01/2028	5.750%	5,022,000	3,865,267
DISH DBS Corp.
06/01/2029	5.125%	9,845,000	5,830,705
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	3,415,000	2,945,333
09/15/2028	6.500%	5,130,000	3,822,209
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	2,513,000	2,238,470
08/01/2027	5.000%	574,000	540,304
07/15/2028	4.000%	500,000	436,081
07/01/2029	5.500%	1,278,000	1,195,712
07/01/2030	4.125%	2,187,000	1,854,346
Videotron Ltd.(a)
06/15/2029	3.625%	18,114,000	15,065,705

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Finance PLC(a)
07/15/2030	5.000%	4,644,000	3,675,504
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	2,577,000	2,307,664
VZ Secured Financing BV(a)
01/15/2032	5.000%	5,066,000	4,128,197
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	1,818,000	1,453,918
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	1,956,000	1,761,918
Ziggo BV(a)
01/15/2030	4.875%	5,065,000	4,332,635
Total			132,937,333
Chemicals 0.8%
Avient Corp.(a)
08/01/2030	7.125%	2,176,000	2,151,924
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	1,492,000	1,255,296
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	1,456,000	1,348,963
Braskem Netherlands Finance BV(a)
01/10/2028	4.500%	500,000	464,282
01/31/2030	4.500%	9,000,000	7,956,566
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	2,823,000	2,719,205
Element Solutions, Inc.(a)
09/01/2028	3.875%	4,241,000	3,684,384
HB Fuller Co.
10/15/2028	4.250%	3,430,000	3,027,516
Herens Holdco Sarl(a)
05/15/2028	4.750%	2,382,000	2,000,880
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	2,058,000	1,800,083
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	1,561,000	1,357,765
Ingevity Corp.(a)
11/01/2028	3.875%	2,159,000	1,862,183
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	1,917,000	1,876,780
Iris Holdings, Inc.(a),(g)
02/15/2026	8.750%	1,047,000	845,972
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	3,005,000	2,454,130
SPCM SA(a)
03/15/2027	3.125%	1,001,000	895,426
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	1,512,000	1,232,819
WR Grace Holdings LLC(a)
06/15/2027	4.875%	4,613,000	4,286,773
08/15/2029	5.625%	5,715,000	4,530,653
Total			45,751,600
Construction Machinery 0.2%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	6,880,000	5,814,430
Herc Holdings, Inc.(a)
07/15/2027	5.500%	1,295,000	1,223,776
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	1,235,000	1,226,357
United Rentals North America, Inc.
07/15/2030	4.000%	897,000	780,285
01/15/2032	3.750%	997,000	835,360
Total			9,880,208
Consumer Cyclical Services 0.4%
APX Group, Inc.(a)
07/15/2029	5.750%	685,000	561,797
Arches Buyer, Inc.(a)
06/01/2028	4.250%	3,340,000	2,686,937
12/01/2028	6.125%	2,464,000	1,927,728
ASGN, Inc.(a)
05/15/2028	4.625%	2,024,000	1,797,243
Staples, Inc.(a)
04/15/2026	7.500%	2,014,000	1,702,573
Uber Technologies, Inc.(a)
05/15/2025	7.500%	2,461,000	2,489,581
08/15/2029	4.500%	13,892,000	12,072,703
Total			23,238,562
Consumer Products 0.2%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	1,637,000	1,529,715
Mattel, Inc.(a)
12/15/2027	5.875%	1,314,000	1,310,604
Newell Brands, Inc.
04/01/2046	6.000%	6,740,000	5,392,285
Prestige Brands, Inc.(a)
01/15/2028	5.125%	934,000	860,403
Spectrum Brands, Inc.
07/15/2025	5.750%	1,006,000	990,978
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	1,308,000	1,141,574

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	1,884,000	1,450,908
Total			12,676,467
Diversified Manufacturing 1.2%
Carrier Global Corp.
02/15/2030	2.722%	16,226,000	14,033,714
04/05/2050	3.577%	21,790,000	16,605,670
Gates Global LLC/Co.(a)
01/15/2026	6.250%	2,554,000	2,421,690
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	14,038,000	13,237,801
General Electric Co.(b)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	5.159%	13,800,000	13,064,459
Madison IAQ LLC(a)
06/30/2028	4.125%	1,254,000	1,079,864
06/30/2029	5.875%	2,297,000	1,891,601
Resideo Funding, Inc.(a)
09/01/2029	4.000%	1,882,000	1,598,128
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	608,000	553,378
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	3,205,000	3,218,053
06/15/2028	7.250%	1,288,000	1,300,408
Total			69,004,766
Electric 2.3%
AEP Texas, Inc.
01/15/2050	3.450%	11,560,000	8,780,330
Calpine Corp.(a)
02/15/2028	4.500%	2,035,000	1,862,005
Clearway Energy Operating LLC(a)
02/15/2031	3.750%	7,347,000	6,164,965
01/15/2032	3.750%	4,484,000	3,758,696
Duke Energy Corp.
09/01/2046	3.750%	7,780,000	6,106,765
Emera US Finance LP
06/15/2046	4.750%	15,730,000	13,812,920
Georgia Power Co.
03/15/2042	4.300%	8,185,000	7,274,087
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	3,086,000	2,550,856
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	2,319,000	2,243,286
09/15/2027	4.500%	6,630,000	6,130,275
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc.(a)
02/15/2029	3.375%	1,229,000	1,016,029
06/15/2029	5.250%	2,109,000	1,886,179
02/15/2031	3.625%	6,846,000	5,436,955
02/15/2032	3.875%	14,895,000	11,776,708
Pacific Gas and Electric Co.
07/01/2050	4.950%	19,380,000	15,505,585
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	1,034,000	937,151
PG&E Corp.
07/01/2028	5.000%	1,845,000	1,639,161
Southern Co. (The)
07/01/2046	4.400%	9,510,000	8,385,370
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	1,141,000	1,049,537
01/15/2030	4.750%	3,263,000	2,908,576
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	1,291,000	1,247,991
07/31/2027	5.000%	1,280,000	1,192,287
05/01/2029	4.375%	1,871,000	1,630,435
Xcel Energy, Inc.
12/01/2029	2.600%	4,408,000	3,859,748
06/01/2030	3.400%	14,082,000	12,914,642
Total			130,070,539
Environmental 0.3%
Covanta Holding Corp.(a)
12/01/2029	4.875%	1,262,000	1,074,572
GFL Environmental, Inc.(a)
06/01/2025	4.250%	1,809,000	1,734,306
08/01/2025	3.750%	2,533,000	2,384,600
12/15/2026	5.125%	1,425,000	1,380,816
08/01/2028	4.000%	2,000,000	1,698,546
09/01/2028	3.500%	2,070,000	1,801,045
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	5,579,000	5,091,516
Total			15,165,401
Finance Companies 0.6%
Navient Corp.
01/25/2023	5.500%	1,992,000	1,982,344
09/25/2023	7.250%	524,000	525,476
06/25/2025	6.750%	878,000	847,657
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	3,141,000	2,953,526
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	4,226,000	3,419,847
03/01/2031	3.875%	3,811,000	2,988,258
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	19,824,000	14,783,026

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springleaf Finance Corp.
03/15/2023	5.625%	2,537,000	2,524,331
03/15/2024	6.125%	3,440,000	3,360,618
Total			33,385,083
Food and Beverage 2.3%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	27,295,000	25,917,706
Bacardi Ltd.(a)
05/15/2048	5.300%	20,083,000	19,119,428
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	2,845,000	2,793,756
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	10,218,000	9,413,057
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	2,166,000	2,154,296
Kraft Heinz Foods Co.
06/01/2046	4.375%	28,291,000	24,007,545
Lamb Weston Holdings, Inc.(a)
05/15/2028	4.875%	893,000	853,714
01/31/2030	4.125%	2,124,000	1,913,118
01/31/2032	4.375%	2,110,000	1,874,345
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	3,370,000	3,319,091
04/15/2031	4.250%	4,780,000	4,120,476
03/01/2032	3.500%	28,039,000	22,785,680
Post Holdings, Inc.(a)
03/01/2027	5.750%	1,840,000	1,803,945
04/15/2030	4.625%	1,287,000	1,118,054
09/15/2031	4.500%	2,918,000	2,481,051
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	2,296,000	1,964,439
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	3,314,000	2,933,289
US Foods, Inc.(a)
04/15/2025	6.250%	177,000	177,721
02/15/2029	4.750%	967,000	858,963
06/01/2030	4.625%	1,757,000	1,516,311
Total			131,125,985
Gaming 0.7%
Boyd Gaming Corp.
12/01/2027	4.750%	1,260,000	1,177,891
Boyd Gaming Corp.(a)
06/15/2031	4.750%	2,548,000	2,219,719
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	5,516,000	4,438,584
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	2,596,000	2,550,832
07/01/2025	6.250%	5,374,000	5,246,907
07/01/2027	8.125%	2,322,000	2,284,996
International Game Technology PLC(a)
02/15/2025	6.500%	1,761,000	1,748,461
04/15/2026	4.125%	1,446,000	1,329,204
MGM Resorts International
05/01/2025	6.750%	200,000	200,040
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	4,992,000	4,388,997
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	1,853,000	1,500,950
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	3,087,000	2,752,892
Scientific Games International, Inc.(a)
07/01/2025	8.625%	1,839,000	1,892,820
05/15/2028	7.000%	1,446,000	1,420,646
11/15/2029	7.250%	2,450,000	2,411,060
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	2,369,000	2,268,210
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	329,000	328,070
Total			38,160,279
Health Care 1.8%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	1,125,000	1,063,675
04/15/2029	5.000%	1,372,000	1,272,585
AdaptHealth LLC(a)
08/01/2029	4.625%	1,012,000	829,568
03/01/2030	5.125%	3,368,000	2,892,448
Avantor Funding, Inc.(a)
07/15/2028	4.625%	1,819,000	1,655,460
11/01/2029	3.875%	4,553,000	3,953,799
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	342,000	322,914
02/15/2029	3.125%	586,000	486,779
04/01/2030	3.500%	1,389,000	1,147,256
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	1,138,000	1,123,865
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	455,000	417,959
03/15/2029	3.750%	1,124,000	970,279
03/15/2031	4.000%	975,000	830,786
CHS/Community Health Systems, Inc.(a)
03/15/2027	5.625%	578,000	490,220
04/15/2029	6.875%	2,712,000	1,692,193
05/15/2030	5.250%	5,131,000	3,883,651
02/15/2031	4.750%	3,273,000	2,416,990

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CVS Health Corp.
03/25/2048	5.050%	1,845,000	1,775,855
HCA, Inc.
09/01/2028	5.625%	2,835,000	2,851,334
02/01/2029	5.875%	2,135,000	2,172,458
HCA, Inc.(a)
03/15/2052	4.625%	40,687,000	33,670,977
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%	1,424,000	1,267,556
IQVIA, Inc.(a)
10/15/2026	5.000%	823,000	797,270
05/15/2027	5.000%	1,864,000	1,801,319
Mozart Debt Merger Sub, Inc.(a)
10/01/2029	5.250%	1,017,000	854,842
Owens & Minor, Inc.(a)
04/01/2030	6.625%	1,976,000	1,822,340
Radiology Partners, Inc.(a)
02/01/2028	9.250%	2,411,000	1,809,173
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	7,315,000	6,598,517
Select Medical Corp.(a)
08/15/2026	6.250%	4,045,000	3,886,851
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	1,837,000	1,771,546
04/15/2027	10.000%	1,363,000	1,368,539
Syneos Health, Inc.(a)
01/15/2029	3.625%	719,000	607,552
Tenet Healthcare Corp.
07/15/2024	4.625%	342,000	335,087
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	2,592,000	2,498,832
11/01/2027	5.125%	2,761,000	2,559,299
10/01/2028	6.125%	4,212,000	3,861,782
01/15/2030	4.375%	1,872,000	1,637,994
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	2,468,000	2,224,262
Total			101,623,812
Healthcare Insurance 0.2%
Centene Corp.
10/15/2030	3.000%	4,611,000	3,851,073
08/01/2031	2.625%	7,507,000	5,999,042
Total			9,850,115
Home Construction 0.3%
Meritage Homes Corp.
06/06/2027	5.125%	2,373,000	2,224,582
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meritage Homes Corp.(a)
04/15/2029	3.875%	9,096,000	7,768,332
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	2,763,000	2,305,033
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	1,294,000	1,193,809
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	1,265,000	1,261,586
03/01/2024	5.625%	695,000	691,260
Total			15,444,602
Independent Energy 1.6%
Apache Corp.
01/15/2030	4.250%	497,000	449,104
09/01/2040	5.100%	1,534,000	1,320,879
02/01/2042	5.250%	408,000	349,705
04/15/2043	4.750%	1,601,000	1,268,688
01/15/2044	4.250%	2,001,000	1,500,772
Callon Petroleum Co.
07/01/2026	6.375%	6,352,000	5,949,906
Callon Petroleum Co.(a)
08/01/2028	8.000%	6,021,000	5,778,989
CNX Resources Corp.(a)
03/14/2027	7.250%	2,433,000	2,418,257
01/15/2029	6.000%	1,638,000	1,541,056
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	3,953,000	3,679,430
Comstock Resources, Inc.(a)
03/01/2029	6.750%	999,000	954,612
01/15/2030	5.875%	1,426,000	1,313,416
CrownRock LP/Finance, Inc.(a)
05/01/2029	5.000%	1,142,000	1,056,937
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	1,262,000	1,196,594
02/01/2029	5.750%	3,120,000	2,866,821
04/15/2030	6.000%	1,459,000	1,345,883
Matador Resources Co.
09/15/2026	5.875%	2,756,000	2,701,181
Occidental Petroleum Corp.
07/15/2025	8.000%	3,785,000	4,101,438
09/01/2030	6.625%	4,862,000	5,197,541
01/01/2031	6.125%	6,973,000	7,261,816
09/15/2036	6.450%	19,770,000	21,145,587
03/15/2040	6.200%	1,485,000	1,510,557
03/15/2046	6.600%	5,307,000	5,846,257
Southwestern Energy Co.
02/01/2029	5.375%	938,000	887,750
02/01/2032	4.750%	7,949,000	7,078,916
Total			88,722,092

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Integrated Energy 0.1%
Cenovus Energy, Inc.
02/15/2052	3.750%	4,960,000	3,815,758
Leisure 0.6%
Carnival Corp.(a)
03/01/2026	7.625%	12,452,000	10,590,839
03/01/2027	5.750%	3,034,000	2,344,250
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	684,000	672,881
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	782,000	765,765
Cinemark USA, Inc.(a)
03/15/2026	5.875%	5,595,000	4,966,457
NCL Corp., Ltd.(a)
03/15/2026	5.875%	2,526,000	2,021,937
Royal Caribbean Cruises Ltd.
11/15/2022	5.250%	500,000	501,458
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%	2,766,000	2,142,977
08/31/2026	5.500%	9,110,000	7,287,839
07/15/2027	5.375%	1,151,000	900,127
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	1,889,000	1,821,086
Total			34,015,616
Life Insurance 1.1%
Five Corners Funding Trust(a)
11/15/2023	4.419%	10,756,000	10,745,537
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	9,685,000	9,203,426
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
10/15/2070	3.729%	7,877,000	5,882,028
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	25,683,000	25,317,339
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	8,875,000	8,630,441
Total			59,778,771
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	966,000	957,069
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	1,955,000	1,748,050
Total			2,705,119
Media and Entertainment 1.8%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	9,716,000	9,341,164
Clear Channel International BV(a)
08/01/2025	6.625%	3,019,000	2,870,292
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	3,499,000	2,848,648
06/01/2029	7.500%	4,188,000	3,367,460
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	3,368,000	3,022,678
iHeartCommunications, Inc.
05/01/2026	6.375%	1,407,936	1,331,174
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	3,659,000	3,294,533
Magallanes, Inc.(a)
03/15/2052	5.141%	15,080,000	12,140,797
03/15/2062	5.391%	39,359,000	31,650,852
Netflix, Inc.
04/15/2028	4.875%	3,047,000	2,957,118
11/15/2028	5.875%	6,157,000	6,236,551
05/15/2029	6.375%	338,000	352,100
Netflix, Inc.(a)
11/15/2029	5.375%	1,315,000	1,293,559
06/15/2030	4.875%	13,193,000	12,556,547
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	1,420,000	1,303,791
01/15/2029	4.250%	811,000	681,697
03/15/2030	4.625%	2,185,000	1,824,214
Playtika Holding Corp.(a)
03/15/2029	4.250%	3,370,000	2,868,323
Roblox Corp.(a)
05/01/2030	3.875%	2,812,000	2,364,237
Univision Communications, Inc.(a)
05/01/2029	4.500%	1,237,000	1,081,548
06/30/2030	7.375%	1,319,000	1,308,652
Total			104,695,935
Metals and Mining 0.4%
Allegheny Technologies, Inc.
10/01/2029	4.875%	818,000	734,958
10/01/2031	5.125%	3,121,000	2,745,815
Constellium SE(a)
06/15/2028	5.625%	1,795,000	1,623,244
04/15/2029	3.750%	7,890,000	6,522,361

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hudbay Minerals, Inc.(a)
04/01/2029	6.125%	6,673,000	5,879,333
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%	560,000	477,426
06/01/2031	4.500%	4,144,000	3,267,507
Novelis Corp.(a)
11/15/2026	3.250%	1,369,000	1,218,410
01/30/2030	4.750%	2,010,000	1,756,697
08/15/2031	3.875%	1,651,000	1,332,220
Total			25,557,971
Midstream 2.6%
Cheniere Energy Partners LP
10/01/2029	4.500%	1,343,000	1,237,295
03/01/2031	4.000%	1,740,000	1,517,642
01/31/2032	3.250%	4,397,000	3,517,106
Cheniere Energy, Inc.
10/15/2028	4.625%	1,989,000	1,915,416
CNX Midstream Partners LP(a)
04/15/2030	4.750%	2,202,000	1,849,708
DCP Midstream Operating LP
05/15/2029	5.125%	1,532,000	1,495,020
04/01/2044	5.600%	1,252,000	1,201,250
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	1,292,000	1,268,501
DT Midstream, Inc.(a)
06/15/2029	4.125%	1,588,000	1,395,770
06/15/2031	4.375%	2,964,000	2,551,223
Enterprise Products Operating LLC
03/15/2044	4.850%	2,287,000	2,129,578
01/31/2060	3.950%	5,461,000	4,261,263
EQM Midstream Partners LP(a)
07/01/2025	6.000%	2,976,000	2,878,601
07/01/2027	6.500%	1,236,000	1,195,421
01/15/2029	4.500%	2,159,000	1,879,410
01/15/2031	4.750%	12,404,000	10,720,968
EQM Midstream Partners LP
07/15/2048	6.500%	10,829,000	9,170,768
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2036	2.625%	12,000,000	10,093,066
09/30/2040	3.250%	3,925,000	3,215,646
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	1,191,000	1,174,686
02/01/2028	5.000%	1,667,000	1,539,331
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	1,737,000	1,555,235
Kinder Morgan, Inc.
02/15/2046	5.050%	15,628,000	14,195,757
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NuStar Logistics LP
10/01/2025	5.750%	2,682,000	2,561,211
06/01/2026	6.000%	752,000	712,175
04/28/2027	5.625%	1,573,000	1,445,796
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	26,497,000	20,933,522
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%	1,393,000	1,282,767
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	2,629,000	2,611,455
Superior Plus LP/General Partner, Inc.(a)
03/15/2029	4.500%	1,181,000	1,041,368
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	2,648,000	2,273,616
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	4,429,000	3,888,605
08/15/2031	4.125%	8,868,000	7,731,361
11/01/2033	3.875%	13,243,000	11,003,569
Williams Companies, Inc. (The)
09/15/2045	5.100%	10,500,000	9,827,596
Total			147,271,702
Natural Gas 0.4%
NiSource, Inc.
05/01/2030	3.600%	7,970,000	7,345,098
02/15/2043	5.250%	4,755,000	4,637,381
05/15/2047	4.375%	13,773,000	12,149,192
Total			24,131,671
Oil Field Services 0.2%
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	10,980,748	10,651,060
Other Industry 0.0%
Booz Allen Hamilton, Inc.(a)
09/01/2028	3.875%	1,358,000	1,208,687
Hillenbrand, Inc.
03/01/2031	3.750%	1,167,000	983,964
Total			2,192,651
Other REIT 0.3%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	2,997,000	2,630,132
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	3,838,000	3,711,173
02/01/2027	4.250%	1,293,000	1,128,819
06/15/2029	4.750%	5,315,000	4,524,840
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	1,816,000	1,669,301

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	1,571,000	1,384,344
RHP Hotel Properties LP/Finance Corp.(a)
02/15/2029	4.500%	860,000	748,896
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	1,102,000	990,299
09/15/2029	4.000%	1,270,000	1,068,146
Service Properties Trust
03/15/2024	4.650%	957,000	892,324
Total			18,748,274
Packaging 0.3%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	1,033,000	1,015,287
09/01/2029	4.000%	3,939,000	3,238,580
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	1,940,000	1,674,801
Berry Global, Inc.
01/15/2026	1.570%	350,000	312,146
BWAY Holding Co.(a)
04/15/2024	5.500%	2,004,000	1,950,428
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	1,018,000	917,802
Canpack SA/US LLC(a)
11/15/2029	3.875%	4,288,000	3,514,273
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	3,592,000	3,447,444
08/15/2027	8.500%	1,408,000	1,338,215
Total			17,408,976
Pharmaceuticals 0.6%
AbbVie, Inc.
11/14/2048	4.875%	4,449,000	4,292,702
11/21/2049	4.250%	9,722,000	8,553,224
Amgen, Inc.
02/22/2062	4.400%	4,738,000	4,108,837
Bausch Health Companies, Inc.(a)
04/01/2026	9.250%	916,000	549,285
02/01/2027	6.125%	2,070,000	1,538,378
06/01/2028	4.875%	2,868,000	1,979,811
01/30/2030	5.250%	1,740,000	643,050
Endo Dac/Finance LLC/Finco, Inc.(a),(i)
06/30/2028	0.000%	911,000	50,839
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	1,726,000	1,463,169
Jazz Securities DAC(a)
01/15/2029	4.375%	1,660,000	1,497,454
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Organon Finance 1 LLC(a)
04/30/2028	4.125%	4,589,000	4,113,818
04/30/2031	5.125%	3,943,000	3,450,319
Total			32,240,886
Property & Casualty 0.6%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	1,693,000	1,536,631
10/15/2027	6.750%	3,396,000	3,093,826
11/01/2029	5.875%	2,406,000	2,092,994
AssuredPartners, Inc.(a)
08/15/2025	7.000%	817,000	785,334
01/15/2029	5.625%	2,393,000	2,008,723
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	18,110,000	15,601,833
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	3,525,000	2,923,823
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	1,091,000	1,067,312
HUB International Ltd.(a)
05/01/2026	7.000%	3,379,000	3,311,218
12/01/2029	5.625%	3,087,000	2,709,946
Ryan Specialty Group LLC(a)
02/01/2030	4.375%	858,000	773,906
USI, Inc.(a)
05/01/2025	6.875%	944,000	916,353
Total			36,821,899
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	2,011,000	2,025,784
01/15/2028	3.875%	3,236,000	2,878,215
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%	3,347,000	2,731,704
IRB Holding Corp.(a)
06/15/2025	7.000%	3,646,000	3,670,227
Yum! Brands, Inc.
04/01/2032	5.375%	2,405,000	2,215,477
Total			13,521,407
Retailers 0.4%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	701,000	601,275
02/15/2032	5.000%	701,000	585,643
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	999,000	853,777
L Brands, Inc.
02/01/2028	5.250%	1,053,000	945,191
11/01/2035	6.875%	2,968,000	2,593,736

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	3,325,000	2,811,324
Lowe’s Companies, Inc.
10/15/2050	3.000%	1,562,000	1,071,394
04/01/2062	4.450%	9,118,000	7,677,592
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	2,066,000	1,859,469
02/15/2029	7.750%	2,190,000	2,055,965
Total			21,055,366
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	1,085,000	1,110,870
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	2,743,000	2,474,281
01/15/2027	4.625%	649,000	594,795
Total			4,179,946
Technology 2.6%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	2,302,000	2,018,599
Block, Inc.
06/01/2031	3.500%	1,723,000	1,416,108
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	447,000	445,085
Broadcom, Inc.(a)
04/15/2034	3.469%	12,989,000	10,525,742
11/15/2036	3.187%	3,156,000	2,341,369
Camelot Finance SA(a)
11/01/2026	4.500%	924,000	859,026
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	1,277,000	1,095,825
07/01/2029	4.875%	3,176,000	2,628,805
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	2,806,000	2,338,896
Entegris Escrow Corp.(a)
04/15/2029	4.750%	936,000	861,359
06/15/2030	5.950%	3,323,000	3,153,929
Everi Holdings, Inc.(a)
07/15/2029	5.000%	424,000	374,126
Gartner, Inc.(a)
07/01/2028	4.500%	1,484,000	1,371,117
06/15/2029	3.625%	6,225,000	5,380,979
10/01/2030	3.750%	16,143,000	13,847,968
HealthEquity, Inc.(a)
10/01/2029	4.500%	3,147,000	2,766,303
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	2,367,000	1,909,269
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	2,087,000	1,775,377
Iron Mountain, Inc.(a)
09/15/2029	4.875%	664,000	576,226
07/15/2030	5.250%	2,592,000	2,293,933
Lenovo Group Ltd.(a)
04/24/2025	5.875%	5,000,000	5,016,851
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	5,973,000	4,387,613
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	4,425,000	3,755,943
NCR Corp.(a)
10/01/2028	5.000%	2,796,000	2,632,298
04/15/2029	5.125%	3,426,000	3,198,802
09/01/2029	6.125%	1,130,000	1,081,771
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	5,302,000	5,323,002
07/15/2029	4.500%	1,890,000	1,898,789
07/15/2031	4.750%	2,364,000	2,350,822
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	2,210,000	1,956,396
01/15/2033	5.000%	7,610,000	7,363,646
02/15/2042	3.125%	6,320,000	4,514,247
Oracle Corp.
04/01/2050	3.600%	21,389,000	14,575,694
03/25/2061	4.100%	6,662,000	4,645,174
Plantronics, Inc.(a)
03/01/2029	4.750%	5,490,000	5,498,778
PTC, Inc.(a)
02/15/2025	3.625%	349,000	328,041
02/15/2028	4.000%	1,072,000	980,931
Sabre GLBL, Inc.(a)
09/01/2025	7.375%	598,000	566,806
Sensata Technologies BV(a)
09/01/2030	5.875%	2,018,000	1,972,112
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	4,503,000	4,205,648
Switch Ltd.(a)
09/15/2028	3.750%	866,000	858,863
06/15/2029	4.125%	3,099,000	3,098,777
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	725,000	721,445
Tencent Holdings Ltd.(a)
06/03/2050	3.240%	6,400,000	4,266,030
Verscend Escrow Corp.(a)
08/15/2026	9.750%	2,565,000	2,591,866

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	3,650,000	3,185,908
Total			148,956,294
Transportation Services 0.1%
Adani Ports & Special Economic Zone Ltd.(a)
08/04/2027	4.200%	3,267,000	3,011,011
07/03/2029	4.375%	5,000,000	4,474,430
Total			7,485,441
Wireless 1.2%
Altice France Holding SA(a)
02/15/2028	6.000%	3,633,000	2,483,762
Altice France SA(a)
02/01/2027	8.125%	1,139,000	1,083,749
01/15/2028	5.500%	871,000	720,689
07/15/2029	5.125%	5,232,000	3,975,814
10/15/2029	5.500%	1,316,000	1,039,387
American Tower Corp.
08/15/2029	3.800%	12,821,000	11,820,924
06/15/2030	2.100%	3,570,000	2,884,789
Millicom International Cellular SA(a)
03/25/2029	6.250%	2,700,000	2,566,759
SBA Communications Corp.
02/15/2027	3.875%	1,176,000	1,074,989
02/01/2029	3.125%	5,224,000	4,303,254
Sprint Capital Corp.
11/15/2028	6.875%	3,743,000	3,952,723
03/15/2032	8.750%	1,214,000	1,464,827
Sprint Corp.
06/15/2024	7.125%	831,000	859,630
T-Mobile US, Inc.
02/15/2029	2.625%	2,607,000	2,237,726
02/15/2031	2.875%	4,892,000	4,136,062
04/15/2031	3.500%	20,231,000	17,822,425
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	931,000	750,027
07/15/2031	4.750%	3,870,000	3,188,006
Total			66,365,542
Wirelines 0.7%
AT&T, Inc.
12/01/2057	3.800%	14,280,000	10,798,155
CenturyLink, Inc.
12/01/2023	6.750%	779,000	788,136
04/01/2024	7.500%	2,603,000	2,656,208
04/01/2025	5.625%	1,660,000	1,612,216
CenturyLink, Inc.(a)
12/15/2026	5.125%	1,420,000	1,227,641
02/15/2027	4.000%	747,000	649,521
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	3,038,000	2,590,721
03/01/2028	6.125%	1,895,000	1,451,872
Frontier Communications Holdings LLC(a)
10/15/2027	5.875%	2,060,000	1,926,044
05/15/2030	8.750%	822,000	845,969
Iliad Holding SAS(a)
10/15/2026	6.500%	5,813,000	5,340,173
10/15/2028	7.000%	4,689,000	4,317,801
Network i2i Ltd.(a),(h)
12/31/2049	5.650%	7,100,000	6,824,480
Total			41,028,937
Total Corporate Bonds & Notes (Cost $2,576,961,950)			2,245,270,394

Foreign Government Obligations(j),(k) 5.6%

Angola 0.1%
Angolan Government International Bond(a)
11/26/2029	8.000%	10,040,000	8,346,405
Argentina 0.0%
Argentine Republic Government International Bond
07/09/2029	1.000%	9,405	2,190
Argentine Republic Government International Bond(h)
07/09/2030	0.500%	85,626	20,550
07/09/2035	1.500%	156,873	35,408
Total			58,148
Azerbaijan 0.1%
Republic of Azerbaijan International Bond(a)
09/01/2032	3.500%	6,524,000	5,635,856
Brazil 0.2%
Brazilian Government International Bond
06/12/2030	3.875%	2,024,000	1,767,998
01/07/2041	5.625%	11,000,000	9,407,895
Total			11,175,893
Canada 0.2%
MEGlobal Canada ULC(a)
05/18/2025	5.000%	4,950,000	4,987,438
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	3,264,000	2,882,935
05/15/2029	4.250%	2,216,000	1,823,030
Total			9,693,403

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Colombia 0.5%
Colombia Government International Bond
04/22/2032	3.250%		5,980,000	4,411,046
02/26/2044	5.625%		6,725,000	4,888,057
06/15/2045	5.000%		11,200,000	7,520,354
05/15/2049	5.200%		7,147,000	4,869,011
Ecopetrol SA
04/29/2030	6.875%		8,000,000	7,429,303
Total				29,117,771
Dominican Republic 0.3%
Dominican Republic International Bond(a)
02/15/2023	8.900%	DOP	42,000,000	787,697
01/25/2027	5.950%		4,475,000	4,392,039
01/30/2030	4.500%		2,295,000	1,929,485
09/23/2032	4.875%		500,000	404,150
04/30/2044	7.450%		7,900,000	7,218,144
01/27/2045	6.850%		4,881,000	4,155,156
Total				18,886,671
Egypt 0.3%
Egypt Government International Bond(a)
04/16/2026	4.750%	EUR	2,100,000	1,655,742
03/01/2029	7.600%		1,250,000	984,698
02/16/2031	5.875%		500,000	340,443
04/11/2031	6.375%	EUR	4,000,000	2,694,536
05/29/2032	7.625%		8,162,000	5,722,115
01/31/2047	8.500%		5,700,000	3,632,027
02/21/2048	7.903%		3,000,000	1,803,114
03/01/2049	8.700%		965,000	611,599
Total				17,444,274
Ghana 0.1%
Ghana Government International Bond(a)
02/11/2035	7.875%		2,400,000	875,901
03/26/2051	8.950%		5,000,000	1,788,494
Total				2,664,395
Guatemala 0.1%
Guatemala Government Bond(a)
06/01/2050	6.125%		5,000,000	4,562,114
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%		6,200,000	5,518,722
Indonesia 0.4%
Indonesia Asahan Aluminium Persero PT(a)
05/15/2050	5.800%		6,000,000	5,106,573
Indonesia Government International Bond(a)
01/15/2045	5.125%		3,600,000	3,531,819
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Indonesia Treasury Bond
04/15/2039	8.375%	IDR	68,305,000,000	5,086,538
PT Pertamina Persero(a)
05/30/2044	6.450%		5,800,000	6,039,235
PT Saka Energi Indonesia(a)
05/05/2024	4.450%		2,782,000	2,546,296
05/05/2024	4.450%		2,596,000	2,376,055
Total				24,686,516
Ivory Coast 0.2%
Ivory Coast Government International Bond(a)
10/17/2031	5.875%	EUR	8,830,000	7,146,036
06/15/2033	6.125%		3,847,000	3,261,324
Total				10,407,360
Kazakhstan 0.1%
Kazakhstan Government International Bond(a)
07/21/2045	6.500%		1,500,000	1,504,785
KazMunayGas National Co. JSC(a)
04/19/2027	4.750%		4,800,000	4,427,019
Total				5,931,804
Malaysia 0.1%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		4,800,000	4,603,114
Mexico 0.8%
Mexican Bonos
05/31/2029	8.500%	MXN	220,000,000	10,618,117
Mexico Government International Bond
04/16/2030	3.250%		4,000,000	3,570,920
05/29/2031	7.750%	MXN	140,000,000	6,408,921
08/14/2041	4.280%		300,000	241,417
Petroleos Mexicanos
01/28/2031	5.950%		2,235,000	1,683,909
02/16/2032	6.700%		12,449,000	9,725,040
09/21/2047	6.750%		8,542,000	5,384,805
01/23/2050	7.690%		15,000,000	10,330,710
Total				47,963,839
Oman 0.1%
Oman Government International Bond(a)
01/17/2048	6.750%		6,506,000	5,789,973
Oman Sovereign Sukuk Co.(a)
06/01/2024	4.397%		500,000	499,226
Total				6,289,199
Panama 0.1%
Panama Government International Bond
01/19/2033	3.298%		6,779,000	5,763,713

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Paraguay 0.1%
Paraguay Government International Bond(a)
03/27/2027	4.700%		2,000,000	1,982,913
08/11/2044	6.100%		2,939,000	2,745,543
Total				4,728,456
Qatar 0.4%
Qatar Government International Bond(a)
04/16/2030	3.750%		2,000,000	2,005,858
03/14/2049	4.817%		15,614,000	16,110,085
Qatar Petroleum(a)
07/12/2031	2.250%		6,077,000	5,298,742
Total				23,414,685
Romania 0.2%
Romanian Government International Bond(a)
04/03/2049	4.625%	EUR	9,500,000	7,072,436
02/14/2051	4.000%		2,246,000	1,544,030
Total				8,616,466
Russian Federation 0.1%
Russian Foreign Bond - Eurobond(a),(c),(d),(i),(l)
03/21/2029	0.000%		4,600,000	1,610,338
03/28/2035	0.000%		4,800,000	1,799,446
Total				3,409,784
Saudi Arabia 0.3%
Saudi Arabian Oil Co.(a)
11/24/2030	2.250%		10,238,000	8,896,712
Saudi Government International Bond(a)
10/22/2030	3.250%		3,000,000	2,890,376
04/17/2049	5.000%		5,000,000	4,965,133
Total				16,752,221
South Africa 0.3%
Republic of South Africa Government International Bond
09/30/2029	4.850%		4,800,000	4,246,157
09/30/2049	5.750%		16,025,000	11,396,529
Total				15,642,686
Ukraine 0.1%
NAK Naftogaz Ukraine via Kondor Finance PLC(a)
11/08/2026	7.625%		4,200,000	890,203
Ukraine Government International Bond(a)
09/01/2028	7.750%		9,800,000	2,017,147
09/25/2034	7.375%		12,900,000	2,311,909
03/15/2035	7.253%		6,000,000	1,049,554
Total				6,268,813
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United Arab Emirates 0.3%
DP World Crescent Ltd.(a)
07/18/2029	3.875%		5,600,000	5,405,847
DP World Ltd.(a)
09/25/2048	5.625%		6,091,000	5,986,132
DP World PLC(a)
07/02/2037	6.850%		3,650,000	4,040,466
09/30/2049	4.700%		2,000,000	1,719,288
Total				17,151,733
United Kingdom 0.0%
NAK Naftogaz Ukraine via Kondor Finance PLC(a)
07/19/2024	7.125%	EUR	3,800,000	801,002
Total Foreign Government Obligations (Cost $407,930,288)				315,535,043

Inflation-Indexed Bonds(j) 0.1%

Mexico 0.1%
Mexican Udibonos
11/15/2040	4.000%	MXN	134,554,734	6,554,615
Total Inflation-Indexed Bonds (Cost $8,564,465)				6,554,615

Residential Mortgage-Backed Securities - Agency 23.4%

Federal Home Loan Mortgage Corp.
12/01/2022	5.000%		256	263
05/01/2052	3.000%		64,311,502	59,924,709
07/01/2052- 08/01/2052	4.000%		65,326,961	64,594,509
Federal Home Loan Mortgage Corp.(m)
CMO Series 304 Class C69
12/15/2042	4.000%		2,750,362	537,298
CMO Series 4147 Class CI
01/15/2041	3.500%		2,568,374	131,733
Federal Home Loan Mortgage Corp.(b),(m)
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	3.559%		5,148,771	615,081
CMO Series 4620 Class AS
-1.0 x 1-month USD LIBOR + 0.440% 11/15/2042	0.367%		9,977,878	441,762
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	3.606%		28,192,705	3,661,984

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	3.609%	895,797	104,166
Federal Home Loan Mortgage Corp.(e),(m)
CMO Series 4515 Class SA
08/15/2038	0.214%	4,694,376	164,701
Federal National Mortgage Association
01/01/2023	5.500%	1,836	1,881
08/01/2032- 05/01/2052	3.000%	268,217,020	250,094,525
05/01/2052	3.500%	169,760,020	163,973,363
Federal National Mortgage Association(e),(m)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	3,565,172	36
Federal National Mortgage Association(m)
CMO Series 2012-129 Class IC
01/25/2041	3.500%	1,278,284	63,625
CMO Series 2012-131 Class MI
01/25/2040	3.500%	1,647,648	74,304
CMO Series 2012-133 Class EI
07/25/2031	3.500%	544,908	14,270
CMO Series 2013-1 Class AI
02/25/2043	3.500%	1,841,672	258,434
CMO Series 2013-6 Class MI
02/25/2040	3.500%	185,292	978
Federal National Mortgage Association(b),(m)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	3.456%	6,969,827	846,012
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	3.706%	11,975,109	1,703,611
CMO Series 2016-26 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/25/2046	3.606%	11,132,720	2,043,619
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	3.556%	6,911,768	831,095
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	3.556%	25,080,175	3,614,658
CMO Series 2017-47 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2047	3.656%	8,023,689	1,450,802
CMO Series 2017-56 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	3.706%	26,468,860	4,044,201
CMO Series 2018-76 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	3.706%	8,456,485	1,232,067
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	3.606%	24,175,198	4,094,589
CMO Series 2019-8 Class SG
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/25/2049	3.556%	26,177,426	3,261,074
Government National Mortgage Association
08/15/2031	7.000%	17,541	18,476
04/15/2034	5.000%	90,597	94,638
Government National Mortgage Association(m)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	7,986,388	758,723
CMO Series 2020-138 Class GI
09/20/2050	3.000%	38,789,509	5,783,993
CMO Series 2020-191 Class UG
12/20/2050	3.500%	47,224,442	7,918,609
CMO Series 2021-140 Class IW
08/20/2051	3.500%	53,665,344	8,622,287
CMO Series 2021-57 Class KI
03/20/2051	3.500%	49,389,444	8,186,320
CMO Series 2021-89 Class IO
05/20/2051	3.000%	55,024,919	8,500,062
CMO Series 2021-9 Class MI
01/20/2051	2.500%	49,455,389	6,471,005

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b),(m)
CMO Series 2016-20 Class SQ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2046	3.732%	10,922,256	1,248,491
CMO Series 2017-129 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	3.832%	8,637,847	1,037,635
CMO Series 2017-133 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2047	3.882%	9,893,949	1,096,814
CMO Series 2017-141 Class ES
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2047	3.832%	12,982,947	1,604,451
CMO Series 2018-124 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	3.832%	15,946,635	1,724,769
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	3.732%	12,367,741	1,295,720
CMO Series 2018-168 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/20/2048	3.732%	11,111,400	1,188,703
CMO Series 2018-67 Class SP
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	3.832%	9,610,452	1,070,493
CMO Series 2019-152 Class BS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/20/2049	3.682%	25,362,905	2,820,812
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	3.682%	7,481,455	918,709
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-23 Class QS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	3.682%	22,076,960	2,578,030
CMO Series 2019-29 Class DS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	3.682%	17,454,240	1,723,716
CMO Series 2019-41 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	3.682%	17,113,018	1,984,585
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	3.782%	11,651,130	1,337,944
CMO Series 2019-59 Class JS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	3.782%	11,228,639	1,267,518
CMO Series 2021-155 Class SG
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	3.932%	51,830,339	8,048,028
Government National Mortgage Association TBA(n)
09/21/2052	3.000%	32,000,000	30,067,500
Uniform Mortgage-Backed Security TBA(n)
09/19/2037	3.000%	19,000,000	18,424,805
09/14/2052	3.500%	142,500,000	136,031,268
09/14/2052	4.000%	511,000,000	499,502,500
Total Residential Mortgage-Backed Securities - Agency (Cost $1,381,671,410)			1,329,105,954

Residential Mortgage-Backed Securities - Non-Agency 18.4%

510 Asset Backed Trust(a),(e)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	19,267,511	17,823,693
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-2A Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 04/25/2029	3.894%	2,300,087	2,294,528

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-2A Class M2
1-month USD LIBOR + 3.100% Floor 3.100% 04/25/2029	5.544%	10,208,580	10,035,572
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	4.944%	14,313,506	14,351,153
CMO Series 2020-2A Class M1C
1-month USD LIBOR + 4.000% Floor 4.000% 08/26/2030	6.444%	4,057,487	4,069,539
CMO Series 2020-3A Class M2
1-month USD LIBOR + 4.850% Floor 4.850% 10/25/2030	7.294%	13,800,000	13,953,631
CMO Series 2020-4A Class M2B
1-month USD LIBOR + 3.600% Floor 3.600% 06/25/2030	6.044%	4,079,590	4,128,973
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	4.464%	15,000,000	14,682,654
BRAVO Residential Funding Trust(a),(e)
CMO Series 2021-B Class A1
04/01/2069	2.115%	15,493,947	14,640,715
BVRT Financing Trust(a),(b)
CMO Series 2021-1F Class M3
30-day Average SOFR + 2.800% Floor 2.800% 03/15/2038	2.838%	1,914,328	1,906,856
BVRT Financing Trust(a),(b),(d)
CMO Series 2021-2F Class M2
30-day Average SOFR + 2.500% Floor 2.500% 01/10/2032	3.761%	5,498,099	5,513,521
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	20,000,000	20,000,000
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BVRT Financing Trust(a),(b),(c),(d)
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.589%	41,000,000	40,125,675
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	5.194%	13,500,000	13,268,457
CIM Trust(a),(e)
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	12,044,929	11,216,314
Citigroup Mortgage Loan Trust, Inc.(a),(e)
CMO Series 2010-6 Class 2A2
09/25/2035	3.189%	215,498	206,549
Citigroup Mortgage Loan Trust, Inc.(a)
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	3,067,225	2,914,525
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	4.594%	9,273,545	9,132,910
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	8.183%	34,900,000	31,118,672
Subordinated CMO Series 2022-R02 Class 2B1
30-day Average SOFR + 4.500% 01/25/2042	6.683%	19,600,000	19,214,729
Subordinated CMO Series 2022-R07 Class 1B2
30-day Average SOFR + 12.000% 06/25/2042	14.183%	11,850,000	12,939,641
CSMC Trust(a),(e)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.436%	7,854,046	7,530,749
CTS Corp.(a)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	2,782,521	2,687,981
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M2
1-month USD LIBOR + 3.300% 04/25/2029	5.744%	16,541,000	16,370,889

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	4.214%	12,725,000	12,683,299
Subordinated CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	3.894%	41,100,000	40,845,949
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	4.244%	9,650,000	9,477,443
Fannie Mae Connecticut Avenue Securities(a),(b)
Subordinated CMO Series 2021-R02 Class 2B1
30-day Average SOFR + 3.300% 11/25/2041	8.383%	9,800,000	9,256,791
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2021-HQA1 Class M2
30-day Average SOFR + 2.250% 08/25/2033	4.433%	2,000,000	1,924,341
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	7.433%	17,250,000	17,096,882
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	8.444%	18,400,000	19,467,147
Subordinated CMO Series 2020-DNA6 Class B1
30-day Average SOFR + 3.000% 12/25/2050	5.183%	15,400,000	14,518,607
Subordinated CMO Series 2021-DNA1 Class B1
30-day Average SOFR + 2.650% 01/25/2051	4.833%	10,400,000	9,595,836
Subordinated CMO Series 2021-DNA5 Class B1
30-day Average SOFR + 3.050% 01/25/2034	5.233%	23,500,000	21,687,182
Subordinated CMO Series 2021-HQA1 Class B2
30-day Average SOFR + 5.000% 08/25/2033	7.183%	12,250,000	10,075,037
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	4.783%	12,931,888	13,025,131
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	6.183%	18,650,000	18,649,895
Subordinated CMO Series 2022-DNA2 Class B1
30-day Average SOFR + 4.750% 02/25/2042	6.933%	19,550,000	18,581,145
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(e)
Subordinated CMO Series 2022-DNA2 Class B2
02/25/2042	10.683%	16,300,000	15,449,702
Glebe Funding Trust (The)(a),(d)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	18,193,192	17,579,172
Home Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% 10/25/2028	5.444%	9,457,907	9,386,781
Loan Revolving Advance Investment Trust(a),(b),(c),(d)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	4.721%	36,100,000	36,100,000
Mortgage Acquisition Trust I LLC(a),(d)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	8,241,628	8,088,385
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 02/25/2030	4.194%	4,150,000	4,021,180
CMO Series 2020-1 Class M2A
1-month USD LIBOR + 2.000% Floor 2.000% 01/25/2030	4.444%	7,700,000	7,181,216
New York Mortgage Trust(a),(e)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	19,240,000	18,733,976
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	7,644,262	7,200,746
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	3.844%	281,128	280,425

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	27

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	4.394%	7,700,000	7,600,032
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1C
30-day Average SOFR + 3.000% Floor 3.000% 10/25/2033	5.183%	9,800,000	9,656,403
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	5.243%	5,699,966	5,576,778
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	5.294%	56,500,000	55,917,875
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	5.094%	85,550,000	83,462,435
Point Securitization Trust(a),(e)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	23,052,440	21,922,941
Preston Ridge Partners Mortgage(a),(e)
CMO Series 2021-4 Class A1
04/25/2026	1.867%	14,417,779	13,571,933
Preston Ridge Partners Mortgage Trust(a),(e)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	3,761,311	3,579,310
CMO Series 2021-2 Class A1
03/25/2026	2.115%	12,929,558	12,189,591
CMO Series 2021-3 Class A1
04/25/2026	1.867%	13,838,711	13,018,420
Pretium Mortgage Credit Partners(a),(e)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	20,593,345	19,040,796
Pretium Mortgage Credit Partners I LLC(a),(e)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	8,187,194	7,804,522
Pretium Mortgage Credit Partners LLC(a),(e)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	10,517,254	9,659,730
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radnor Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 2.700% 03/25/2028	5.144%	10,031,862	10,063,570
CMO Series 2021-1 Class M2
30-day Average SOFR + 3.150% 12/27/2033	5.333%	18,984,000	18,312,365
Stonnington Mortgage Trust(a),(c),(d),(e)
CMO Series 2020-1 Class A
07/28/2024	3.500%	2,643,426	2,643,426
Toorak Mortgage Corp., Ltd.(a),(e)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	15,000,000	14,517,918
Triangle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1C
1-month USD LIBOR + 3.400% Floor 3.400% 08/25/2033	5.844%	9,573,857	9,577,591
CMO Series 2021-2 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2033	6.944%	19,500,000	19,826,418
CMO Series 2021-2 Class M2
1-month USD LIBOR + 5.500% Floor 5.500% 10/25/2033	7.944%	10,750,000	10,840,424
VCAT Asset Securitization LLC(a),(e)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	21,853,140	20,452,594
VCAT LLC(a),(e)
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	24,830,329	22,938,034
Vericrest Opportunity Loan Transferee(a),(e)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	9,837,755	9,398,235
Verus Securitization Trust(a),(e)
Subordinated CMO Series 2019-INV3 Class B1
11/25/2059	3.731%	7,300,000	6,915,789
Visio Trust(a),(e)
CMO Series 2019-2 Class M1
11/25/2054	3.260%	4,200,000	3,990,608
Subordinated CMO Series 2019-2 Class B1
11/25/2054	3.910%	3,600,000	3,402,042
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $1,071,335,234)			1,046,913,974

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans 8.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(o)
Tranche E Term Loan
1-month USD LIBOR + 2.250% 05/30/2025	4.774%	1,533,408	1,495,226
Tranche F Term Loan
1-month USD LIBOR + 2.250% 12/09/2025	4.774%	938,776	913,082
Total			2,408,308
Airlines 0.2%
AAdvantage Loyalty IP Ltd./American Airlines, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 04/20/2028	7.460%	3,189,781	3,135,300
American Airlines, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2025	4.243%	2,179,446	2,016,293
Kestrel Bidco, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/11/2026	5.030%	1,447,974	1,321,015
United AirLines, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	6.533%	2,801,242	2,718,773
Total			9,191,381
Automotive 0.1%
Clarios Global LP(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.250% 04/30/2026	5.774%	1,690,416	1,643,084
First Brands Group LLC(b),(o)
1st Lien Term Loan
1-month Term SOFR + 5.000% Floor 1.000% 03/30/2027	8.368%	3,150,619	3,045,263
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
RealTruck Group, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 01/31/2028	6.024%	2,213,138	2,009,175
Total			6,697,522
Brokerage/Asset Managers/Exchanges 0.2%
AlixPartners LLP(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 02/04/2028	5.274%	1,476,238	1,440,380
Allspring Buyer LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 11/01/2028	5.563%	1,327,318	1,307,409
Citadel Securities LP(b),(o)
Term Loan
1-Month Term SOFR + 2.500% 02/02/2028	5.070%	2,957,513	2,889,135
Russell Investments US Institutional Holdco, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 05/30/2025	5.000%	2,466,439	2,329,256
VFH Parent LLC(b),(o)
Term Loan
SOFR + 3.000% 01/13/2029	5.397%	2,288,313	2,224,423
Total			10,190,603
Building Materials 0.3%
Cornerstone Building Brands, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.250% 04/12/2028	5.641%	1,402,959	1,252,843
Covia Holdings LLC(b),(o)
Term Loan
1-month USD LIBOR + 4.000% Floor 1.000% 07/31/2026	6.285%	1,750,241	1,678,586

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	29

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
CP Atlas Buyer, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 11/23/2027	6.274%	1,003,844	927,612
CPG International LLC(b),(o)
Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 04/28/2029	4.092%	1,176,541	1,141,245
Hunter Douglas Holding BV(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/26/2029	6.340%	1,196,407	1,042,668
LBM Acquisition LLC(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 12/17/2027	7.121%	1,457,254	1,326,465
Park River Holdings, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 12/28/2027	5.527%	2,272,591	2,059,536
QUIKRETE Holdings, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 2.625% 02/01/2027	5.149%	2,199,260	2,114,390
SRS Distribution, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/02/2028	6.306%	1,980,000	1,910,700
US Silica Co.(b),(o)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/01/2025	6.563%	1,837,048	1,792,279
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
White Cap Supply Holdings LLC(b),(o)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 10/19/2027	6.205%	1,869,331	1,802,634
Total			17,048,958
Cable and Satellite 0.3%
Cogeco Communications Finance LP(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/03/2025	4.524%	3,332,353	3,254,609
CSC Holdings LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.250% 07/17/2025	4.641%	1,492,126	1,442,707
3-month USD LIBOR + 2.250% 01/15/2026	4.641%	1,462,196	1,413,460
3-month USD LIBOR + 2.500% 04/15/2027	4.891%	991,758	954,775
Direct TV Financing LLC(b),(o)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 08/02/2027	7.524%	2,487,144	2,374,601
Iridium Satellite LLC(b),(o)
Tranche B2 Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 11/04/2026	5.024%	2,348,268	2,315,980
Radiate Holdco LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 09/25/2026	5.774%	1,653,693	1,574,945
Telesat Canada(b),(o)
Tranche B5 Term Loan
1-month USD LIBOR + 2.750% 12/07/2026	5.340%	2,179,765	1,469,401
Virgin Media Bristol LLC(b),(o)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	4.891%	1,175,000	1,147,094

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche Q Term Loan
1-month USD LIBOR + 3.250% 01/31/2029	5.641%	1,000,000	986,250
Total			16,933,822
Chemicals 0.4%
Aruba Investments Holdings LLC(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/24/2027	6.444%	1,110,980	1,066,540
Ascend Performance Materials Operations LLC(b),(o)
Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 08/27/2026	7.000%	1,906,566	1,897,510
Chemours Co. (The)(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	4.280%	1,410,312	1,373,291
ColourOz Investment 1 GmbH(b),(o)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	6.801%	353,429	284,511
ColourOz Investment 2 LLC(b),(o)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	2,137,958	1,721,056
Diamond BV(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 09/29/2028	5.555%	2,239,192	2,154,281
Herens Holdco SARL(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 07/03/2028	6.250%	1,478,170	1,358,690
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
INEOS Styrolution Group GmbH(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 01/29/2026	5.274%	1,980,000	1,928,857
Ineos US Finance LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	4.593%	1,687,071	1,665,510
Innophos Holdings, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.250% 02/05/2027	5.774%	610,937	597,955
Messer Industries GmbH(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 03/02/2026	4.750%	1,175,815	1,152,004
Momentive Performance Materials, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/15/2024	5.780%	1,455,000	1,426,351
Nouryon Finance BV(b),(o)
Term Loan
1-month USD LIBOR + 2.750% 10/01/2025	5.000%	2,723,581	2,650,725
PMHC II, Inc.(b),(o)
Term Loan
3-month Term SOFR + 4.250% Floor 0.500% 04/23/2029	6.977%	1,634,413	1,459,629
Schenectady International Group, Inc.(b),(d),(o)
Term Loan
3-month USD LIBOR + 4.750% 10/15/2025	7.205%	2,056,061	1,840,175
Sparta US Holdco LLC(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 08/02/2028	5.612%	992,506	962,235

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	31

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tronox Finance LLC(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 2.250% 03/10/2028	4.547%	1,392,119	1,351,010
Total			24,890,330
Construction Machinery 0.1%
Columbus McKinnon Corp.(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 05/14/2028	5.063%	1,285,022	1,265,746
PECF USS Intermediate Holding III Corp.(b),(o)
Term Loan
1-month USD LIBOR + 4.250% Floor 0.500% 12/15/2028	6.774%	2,054,314	1,908,972
Total			3,174,718
Consumer Cyclical Services 0.5%
8th Avenue Food & Provisions, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 10/01/2025	2.500%	879,464	771,730
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	10.274%	1,686,397	1,396,337
Allied Universal Holdco LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 05/12/2028	6.274%	2,907,913	2,770,166
Amentum Government Services Holdings LLC(b),(o)
Tranche 1 1st Lien Term Loan
1-month USD LIBOR + 4.000% 01/29/2027	6.524%	963,772	934,859
Tranche 3 1st Lien Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 02/15/2029	5.016%	1,157,801	1,125,243
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
APX Group, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 07/10/2028	5.878%	1,153,321	1,121,420
Cast & Crew LLC(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 12/29/2028	6.205%	1,828,028	1,788,414
Conservice Midco LLC(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.250% 05/13/2027	6.774%	2,446,213	2,372,827
CSC Holdings LLC(b),(o),(p)
Tranche B Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 08/31/2029	3.250%	658,340	646,819
Prime Security Services Borrower LLC(b),(o)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 09/23/2026	5.107%	1,702,195	1,660,440
Signal Parent, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 04/03/2028	6.024%	1,853,141	1,389,856
Sotheby’s(b),(d),(o)
Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 01/15/2027	7.012%	1,364,038	1,350,397
Staples, Inc.(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 5.000% 04/16/2026	7.782%	1,206,557	1,059,828
TruGreen LP(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/02/2027	6.524%	2,093,125	2,004,167

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Uber Technologies, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/04/2025	6.570%	2,722,325	2,699,975
WaterBridge Midstream Operating LLC(b),(o)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 06/22/2026	9.127%	1,154,374	1,130,871
WW International, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 04/13/2028	6.030%	1,771,875	1,301,779
Total			25,525,128
Consumer Products 0.2%
Energizer Holdings, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/22/2027	4.625%	1,708,826	1,670,377
Kronos Acquisition Holdings, Inc.(b),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 12/22/2026	6.820%	1,495,247	1,438,801
Osmosis Buyer Ltd.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 4.000% Floor 0.500% 07/31/2028	6.037%	2,067,129	1,982,501
Serta Simmons Bedding LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/08/2023	6.223%	1,126,746	147,570
SRAM LLC(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 05/18/2028	5.367%	1,330,852	1,297,581
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
SWF Holdings I Corp.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	6.368%	2,066,227	1,799,333
Thor Industries, Inc.(b),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 3.000% 02/01/2026	5.500%	1,426,691	1,412,424
Weber-Stephen Products LLC(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 10/30/2027	5.774%	2,445,096	2,070,482
Total			11,819,069
Diversified Manufacturing 0.3%
Brookfield WEC Holdings, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 08/01/2025	5.274%	2,167,393	2,112,949
DXP Enterprises, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 12/23/2027	7.274%	1,231,250	1,178,306
EWT Holdings III Corp.(b),(o)
Term Loan
1-month USD LIBOR + 2.500% 04/01/2028	5.063%	1,230,019	1,213,106
Filtration Group Corp.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 03/31/2025	5.524%	2,058,221	2,020,596
1-month USD LIBOR + 3.500% Floor 0.500% 10/21/2028	6.024%	621,683	604,276
Gates Global LLC(b),(o)
Tranche B3 Term Loan
1-month USD LIBOR + 2.500% Floor 0.750% 03/31/2027	5.024%	1,753,177	1,716,115

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	33

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Madison IAQ LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 06/21/2028	4.524%	1,667,976	1,606,811
TK Elevator Midco GmbH(b),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 07/30/2027	6.871%	3,280,958	3,180,495
Vertiv Group Corp.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.750% 03/02/2027	5.112%	1,453,950	1,398,817
Total			15,031,471
Electric 0.2%
Calpine Construction Finance Co., LP(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	4.524%	997,389	976,823
Carroll County Energy LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.500% 02/16/2026	5.750%	406,679	381,135
Constellation Renewables LLC(b),(o)
Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 12/15/2027	5.570%	2,767,423	2,726,908
CPV Shore Holdings LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 12/29/2025	6.280%	887,607	813,900
Edgewater Generation LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.750% 12/13/2025	6.274%	1,376,514	1,204,739
EFS Cogen Holdings I LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 10/01/2027	5.760%	923,665	887,873
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Invenergy Thermal Operating I LLC(b),(o)
Term Loan
1-Month Term SOFR + 3.750% 08/28/2025	6.320%	559,268	543,889
Lightstone Holdco LLC(b),(o)
Tranche B Term Loan
1-month Term SOFR + 5.750% Floor 1.000% 02/01/2027	8.051%	321,079	287,825
Tranche C Term Loan
1-month Term SOFR + 5.750% Floor 1.000% 02/01/2027	8.051%	18,160	16,279
LMBE-MC Holdco II LLC(b),(d),(o)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/03/2025	6.285%	1,384,891	1,350,269
Nautilus Power LLC(b),(o)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/16/2024	6.774%	499,560	382,103
New Frontera Holdings LLC(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 13.000% 07/28/2026	15.250%	217,161	207,389
2nd Lien Term Loan
1-month USD LIBOR + 1.500% 07/28/2028	3.750%	75,277	16,937
PG&E Corp.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 06/23/2025	5.563%	2,433,748	2,383,564
West Deptford Energy Holdings LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.750% 08/03/2026	6.274%	491,008	352,912

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
WIN Waste Innovations Holdings, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 03/24/2028	5.000%	483,778	473,043
Total			13,005,588
Environmental 0.1%
EnergySolutions LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 05/09/2025	6.000%	1,157,247	1,072,988
GFL Environmental, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	5.806%	1,474,906	1,465,068
Harsco Corp.(b),(o)
Tranche B3 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 03/10/2028	4.750%	1,872,973	1,757,467
Rockwood Service Corp.(b),(o)
Term Loan
1-month USD LIBOR + 4.250% 01/23/2027	6.743%	930,070	909,144
Total			5,204,667
Food and Beverage 0.1%
Aramark Intermediate HoldCo Corp.(b),(o)
Tranche B5 Term Loan
1-month USD LIBOR + 2.500% 04/06/2028	5.024%	1,023,518	1,015,842
Del Monte Foods, Inc.(b),(o)
1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 05/16/2029	6.647%	1,721,314	1,655,697
Naked Juice LLC(b),(o)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 01/24/2029	5.405%	300,000	287,142
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Primary Products Finance LLC(b),(o)
Tranche B Term Loan
1-Month Term SOFR + 4.000% Floor 0.500% 04/01/2029	6.077%	1,969,133	1,918,054
Triton Water Holdings, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 03/31/2028	5.750%	1,870,001	1,745,179
United Natural Foods, Inc.(b),(o)
Term Loan
3-Month Term SOFR + 3.250% 10/22/2025	5.820%	1,242,971	1,229,633
Total			7,851,547
Gaming 0.4%
Bally’s Corp.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/02/2028	5.623%	1,936,373	1,842,459
Caesars Resort Collection LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	5.274%	3,482,886	3,433,812
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% 07/21/2025	6.024%	563,055	557,707
CBAC Borrower LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	6.524%	1,498,967	1,465,240
Fertitta Entertainment LLC(b),(o)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 01/27/2029	6.459%	2,650,186	2,542,854
Flutter Entertainment PLC(b),(o)
Term Loan
3-month USD LIBOR + 2.250% 07/21/2026	4.500%	2,423,473	2,363,904

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	35

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
HRNI Holdings LLC(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 12/11/2028	6.743%	3,227,697	3,098,589
PCI Gaming Authority(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 05/29/2026	5.024%	2,688,266	2,626,275
Penn National Gaming, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 05/03/2029	5.305%	817,418	800,358
Scientific Games Holdings LP(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 04/04/2029	5.617%	1,243,670	1,196,174
Scientific Games International, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 04/14/2029	5.407%	1,338,546	1,315,121
Total			21,242,493
Health Care 0.4%
Change Healthcare Holdings LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	5.024%	1,793,360	1,780,663
CHG Healthcare Services, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 09/29/2028	4.750%	1,985,000	1,932,278
Element Materials(b),(o),(p),(q)
Delayed Draw Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 06/22/2029	3.250%	382,986	375,805
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Element Materials Technology Group US Holdings, Inc.(b),(o)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 06/22/2029	6.360%	829,804	814,245
Envision Healthcare Corp.(b),(o)
Term Loan
1-month Term SOFR + 3.750% 03/31/2027	6.315%	317,814	77,864
1-month Term SOFR + 4.250% 03/31/2027	6.825%	676,316	338,158
1-month Term SOFR + 7.875% 03/31/2027	10.631%	114,061	108,928
ICON PLC(b),(o)
Term Loan
3-month USD LIBOR + 2.250% 07/03/2028	4.563%	1,619,902	1,592,769
3-month USD LIBOR + 2.250% 07/03/2028	4.563%	403,600	396,839
LifePoint Health, Inc.(b),(o)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/16/2025	6.274%	1,522,274	1,473,272
Medline Borrower LP(b),(o)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/23/2028	5.774%	3,420,286	3,257,207
National Mentor Holdings, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	6.130%	1,934,101	1,634,315
Tranche C 1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	6.010%	62,745	53,020
Owens & Minor, Inc.(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 03/29/2029	6.305%	629,160	622,868

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Phoenix Guarantor, Inc.(b),(o)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.250% 03/05/2026	5.774%	1,962,335	1,894,262
Pluto Acquisition I, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.000% 06/22/2026	3.000%	1,933,594	1,658,057
Radiology Partners, Inc.(b),(o)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.250% 07/09/2025	6.659%	1,500,000	1,396,245
Surgery Center Holdings, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	6.140%	1,975,000	1,913,637
Total			21,320,432
Independent Energy 0.1%
Hamilton Projects Acquiror LLC(b),(o)
Term Loan
1-month USD LIBOR + 4.500% Floor 1.000% 06/17/2027	6.750%	1,231,650	1,208,039
Oryx Midstream Services Permian Basin LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/05/2028	6.211%	2,141,168	2,101,021
Parkway Generation LLC(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 02/18/2029	7.274%	2,347,255	2,292,987
Tranche C Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 02/18/2029	7.274%	329,439	321,753
Total			5,923,800
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.4%
Alterra Mountain Co.(b),(o)
Tranche B2 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 08/17/2028	6.024%	2,401,887	2,332,832
Carnival Corp.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 10/18/2028	6.127%	3,390,170	3,152,858
Crown Finance US, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.500% 02/28/2025	4.000%	1,919,036	1,228,509
Tranche B1 Term Loan
1-month USD LIBOR + 7.000% 05/23/2024	7.000%	970,609	1,115,745
Formula One Management Ltd.(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 02/01/2024	5.024%	3,098,574	3,068,890
Life Time, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 12/16/2024	7.820%	1,170,727	1,153,412
NAI Entertainment Holdings LLC(b),(d),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	5.030%	2,019,184	1,978,800
Six Flags Theme Parks, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/17/2026	4.250%	799,375	772,900
UFC Holdings LLC(b),(o)
Tranche B3 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 04/29/2026	5.520%	2,710,567	2,629,250

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	37

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
William Morris Endeavor Entertainment LLC(b),(o)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	5.280%	2,708,529	2,615,085
Total			20,048,281
Lodging 0.1%
Hilton Grand Vacations Borrower LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 08/02/2028	5.524%	2,245,227	2,192,846
Playa Resorts Holding BV(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 1.000% 04/29/2024	5.270%	4,993,920	4,884,253
Total			7,077,099
Media and Entertainment 0.7%
AppLovin Corp.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 10/25/2028	5.250%	2,621,457	2,544,465
Cengage Learning, Inc.(b),(o)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	7.814%	1,968,099	1,856,331
Clear Channel Outdoor Holdings, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 08/21/2026	6.305%	1,949,684	1,801,566
CMG Media Corp.(b),(o)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.500% 12/17/2026	6.024%	1,079,650	1,045,911
Creative Artists Agency LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.750% 11/27/2026	6.274%	1,937,406	1,913,673
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B2 Term Loan
1-month Term SOFR + 4.250% Floor 1.000% 11/27/2026	6.705%	381,405	378,545
Cumulus Media New Holdings, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 03/31/2026	6.274%	1,418,469	1,361,730
Diamond Sports Group LLC(b),(o)
1st Lien Term Loan
1-month Term SOFR + 8.000% Floor 1.000% 05/25/2026	10.387%	964,194	906,044
2nd Lien Term Loan
1-month Term SOFR + 3.250% 08/24/2026	5.637%	1,702,072	308,807
Dotdash Meredith, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 12/01/2028	6.407%	1,888,163	1,751,271
E.W. Scripps Co. (The)(b),(o)
Tranche B2 Term Loan
1-month USD LIBOR + 2.563% 05/01/2026	5.086%	2,943,296	2,886,284
Emerald Expositions Holding, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.750% 05/22/2024	5.274%	1,631,327	1,570,152
Entravision Communications Corp.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 11/29/2024	5.274%	471,533	462,103
Gray Television, Inc.(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 02/07/2024	4.873%	1,373,955	1,362,125
Tranche C Term Loan
3-month USD LIBOR + 2.500% 01/02/2026	4.873%	1,701,415	1,668,884

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
iHeartCommunications, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% 05/01/2026	5.524%	1,108,872	1,070,261
1-month USD LIBOR + 3.250% Floor 0.750% 05/01/2026	5.774%	891,600	860,840
Indy US Bidco LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.750% 03/06/2028	6.274%	1,995,986	1,904,510
Learfield Communications LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/01/2023	5.780%	654,016	570,276
Lions Gate Capital Holdings LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	4.774%	1,485,027	1,452,550
NASCAR Holdings LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.500% 10/19/2026	5.024%	959,056	942,426
NEP Group, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 10/20/2025	5.774%	1,463,563	1,398,492
Nexstar Media, Inc.(b),(o)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 09/18/2026	5.024%	1,211,134	1,199,785
Playtika Holding Corp.(b),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 2.750% 03/13/2028	5.274%	2,619,684	2,559,116
Pug LLC(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 02/12/2027	6.024%	2,622,217	2,455,051
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Sinclair Television Group, Inc.(b),(o)
Tranche B3 Term Loan
1-month USD LIBOR + 3.000% 04/01/2028	5.530%	1,240,434	1,172,793
Univision Communications, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 03/15/2026	5.774%	990,000	965,606
1-month USD LIBOR + 3.250% Floor 0.750% 01/31/2029	5.774%	1,246,875	1,207,287
1-month Term SOFR + 4.250% Floor 0.500% 06/24/2029	6.254%	200,000	196,000
Total			39,772,884
Midstream 0.2%
AL GCX Holdings LLC(b),(o)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 05/17/2029	6.066%	1,176,542	1,161,470
CQP Holdco LP(b),(o)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 06/05/2028	6.000%	1,378,519	1,349,915
GIP III Stetson I LP(b),(o)
Term Loan
3-month USD LIBOR + 4.250% 07/18/2025	6.774%	1,442,419	1,378,116
ITT Holdings LLC(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/10/2028	5.274%	1,554,655	1,500,242
Prairie ECI Acquiror LP(b),(o)
Term Loan
1-month USD LIBOR + 4.750% 03/11/2026	7.274%	1,462,500	1,390,969

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	39

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Traverse Midstream Partners LLC(b),(o)
Term Loan
1-month Term SOFR + 4.250% Floor 1.000% 09/27/2024	5.250%	2,340,541	2,320,061
Total			9,100,773
Oil Field Services 0.0%
Lealand Finance Co. BV(b),(o)
Term Loan
3-month USD LIBOR + 1.000% 06/30/2025	3.524%	114,408	57,490
Lealand Finance Company BV(b),(o)
Term Loan
1-month USD LIBOR + 3.000% 06/28/2024	5.524%	8,649	5,190
MRC Global, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	5.524%	1,033,585	1,004,304
Total			1,066,984
Other Financial Institutions 0.1%
19th Holdings Golf LLC(b),(o)
Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 02/07/2029	5.387%	1,080,316	1,004,694
FinCo I LLC(b),(o)
Term Loan
1-month USD LIBOR + 2.500% 06/27/2025	5.024%	943,475	932,568
Freeport LNG Investments LLP(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/21/2028	6.210%	2,477,544	2,373,637
IGT Holding IV AB(b),(o)
Tranche B2 Term Loan
1-month USD LIBOR + 3.400% Floor 0.500% 03/31/2028	5.650%	1,838,346	1,790,089
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Trans Union LLC(b),(o)
Tranche B6 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2028	4.774%	1,313,126	1,287,100
Total			7,388,088
Other Industry 0.1%
APi Group, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.500% 10/01/2026	5.024%	1,189,111	1,169,419
Hillman Group, Inc. (The)(b),(o),(p),(q)
Delayed Draw Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/14/2028	2.944%	421,688	409,037
Hillman Group, Inc. (The)(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/14/2028	5.194%	1,748,391	1,695,940
Vericast Corp.(b),(o)
Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 06/16/2026	10.000%	469,136	352,504
WireCo WorldGroup, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 4.250% Floor 0.500% 11/13/2028	7.188%	1,295,772	1,271,476
Total			4,898,376
Packaging 0.2%
Anchor Glass Container Corp.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/07/2023	5.102%	796,289	630,860
Charter Next Generation, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 12/01/2027	6.556%	2,167,990	2,102,170

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Graham Packaging Co., Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 08/04/2027	5.524%	390,248	380,491
Mauser Packaging Solutions Holding Co.(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 04/03/2024	5.623%	1,979,167	1,934,279
Packaging Coordinators Midco, Inc.(b),(o)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/30/2027	6.000%	2,237,348	2,175,127
Pactiv Evergreen, Inc.(b),(o)
Tranche B2 Term Loan
1-month USD LIBOR + 3.250% 02/05/2026	5.774%	1,034,250	1,007,535
Tranche B3 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 09/24/2028	6.024%	1,161,721	1,128,531
Tosca Services LLC(b),(o)
Term Loan
1-Month Term SOFR + 3.500% Floor 0.750% 08/18/2027	5.955%	985,000	869,263
Twist Beauty International Holdings S.A.(b),(d),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/20/2024	4.000%	187,331	166,725
Total			10,394,981
Pharmaceuticals 0.1%
Elanco Animal Health, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	4.123%	1,183,767	1,141,412
Grifols Worldwide Operations Ltd.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	4.524%	772,860	746,243
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Jazz Pharmaceuticals PLC(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 05/05/2028	6.024%	1,877,260	1,839,038
Mallinckrodt International Finance SA(b),(o)
Term Loan
3-month USD LIBOR + 5.500% Floor 0.750% 09/30/2027	7.503%	885,493	680,448
Organon & Co.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	4.625%	1,580,675	1,560,917
Sunshine Luxembourg VII SARL(b),(o)
Tranche B3 Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 10/01/2026	6.000%	2,130,267	2,049,061
Total			8,017,119
Property & Casualty 0.2%
Asurion LLC(b),(o)
Tranche B3 2nd Lien Term Loan
1-month USD LIBOR + 5.250% 01/31/2028	7.774%	1,000,000	855,000
Tranche B4 2nd Lien Term Loan
1-month USD LIBOR + 5.250% 01/20/2029	7.774%	2,144,019	1,819,736
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	5.524%	2,936,485	2,819,554
Tranche B8 Term Loan
1-month USD LIBOR + 3.250% 12/23/2026	5.774%	830,020	758,879
Hub International Ltd.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 04/25/2025	5.766%	2,466,614	2,412,151

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	41

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Sedgwick Claims Management Services, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 12/31/2025	5.774%	1,937,292	1,892,734
USI, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	5.250%	1,707,653	1,685,949
1-month USD LIBOR + 3.250% 12/02/2026	5.500%	982,392	967,047
Total			13,211,050
Restaurants 0.1%
1011778 BC ULC(b),(o)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	4.274%	2,608,042	2,529,254
Carrols Restaurant Group, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 04/30/2026	5.710%	603,152	524,742
IRB Holding Corp.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	5.274%	1,078,747	1,054,929
1-month Term SOFR + 3.000% Floor 0.750% 12/15/2027	5.387%	844,286	815,614
Whatabrands LLC(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/03/2028	5.774%	3,199,709	3,028,716
Total			7,953,255
Retailers 0.1%
Belk, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 7.500% Floor 1.000% 07/31/2025	10.480%	299,690	269,293
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Great Outdoors Group LLC(b),(o)
Tranche B2 Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/06/2028	6.274%	3,833,004	3,702,681
Harbor Freight Tools USA, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 10/19/2027	5.274%	1,443,907	1,376,375
PetSmart LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 02/11/2028	6.270%	2,962,519	2,888,456
Total			8,236,805
Technology 2.0%
Arches Buyer, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 12/06/2027	5.774%	2,235,955	2,107,858
Ascend Learning LLC(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	2.500%	1,907,598	1,815,633
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	8.274%	1,753,172	1,570,842
athenahealth Group, Inc.(b),(o),(p),(q)
Delayed Draw Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	3.500%	455,013	434,538
athenahealth Group, Inc.(b),(o)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	5.800%	2,684,578	2,563,772

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Atlas CC Acquisition Corp.(b),(o)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 05/25/2028	3.250%	2,138,958	2,016,866
Tranche C 1st Lien Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 05/25/2028	7.320%	435,042	410,210
Atlas Purchaser, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.750% 05/08/2028	8.117%	1,971,266	1,616,083
Avaya, Inc.(b),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 4.250% 12/15/2027	6.641%	1,843,084	1,041,343
Tranche B2 Term Loan
1-month USD LIBOR + 4.000% 12/15/2027	6.391%	1,511,557	845,535
Camelot U.S. Acquisition 1 Co.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% 10/30/2026	5.524%	2,458,324	2,395,342
1-month USD LIBOR + 3.000% Floor 1.000% 10/30/2026	5.524%	1,034,250	1,005,808
Central Parent Inc.(b),(o)
1st Lien Term Loan B
1-month Term SOFR + 4.500% Floor 0.500% 07/06/2029	6.610%	479,059	466,349
Cloudera, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 10/08/2028	6.274%	1,563,424	1,491,116
CommScope, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	5.774%	3,877,216	3,711,233
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
CoreLogic, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/02/2028	6.063%	1,977,519	1,693,250
Cornerstone OnDemand, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 10/16/2028	6.274%	1,505,244	1,412,416
Cyxtera DC Holdings, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/01/2024	5.790%	1,938,788	1,872,656
Dawn Acquisition LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.750% 12/31/2025	6.000%	2,803,879	2,182,932
DCert Buyer, Inc.(b),(o)
1st Lien Term Loan
3-Month Term SOFR + 4.000% 10/16/2026	6.903%	2,582,593	2,508,705
Dun & Bradstreet Corp. (The)(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 02/06/2026	5.743%	2,003,810	1,944,697
Tranche B2 Term Loan
1-month Term SOFR + 3.250% 01/18/2029	5.690%	494,933	482,149
Endurance International Group Holdings, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 02/10/2028	5.873%	3,122,308	2,921,325
Entegris, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.000% 07/06/2029	5.786%	558,131	556,339
Everi Holdings, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.500% 08/03/2028	4.750%	1,873,941	1,843,227

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	43

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Evertec Group LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/27/2024	6.024%	1,861,344	1,845,057
GoTo Group, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.750% 08/31/2027	7.118%	2,457,456	1,906,986
Idemia Group SAS(b),(o)
Tranche B3 Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 01/10/2026	6.750%	1,776,495	1,732,083
Idera, Inc.(b),(o)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	6.130%	1,973,358	1,901,824
II-VI, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/02/2029	5.123%	1,991,720	1,946,070
Informatica LLC(b),(o)
Term Loan
1-month USD LIBOR + 2.750% 10/27/2028	5.313%	2,269,333	2,209,763
Ingram Micro, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/30/2028	5.750%	2,781,566	2,670,303
ION Trading Finance Ltd.(b),(o)
Term Loan
1-month USD LIBOR + 4.750% 04/01/2028	7.000%	924,284	897,322
Loyalty Ventures, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 11/03/2027	7.024%	1,770,245	1,279,002
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Lummus Technology Holdings V LLC(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 06/30/2027	6.024%	1,877,174	1,808,732
MA FinanceCo LLC(b),(o)
Tranche B4 Term Loan
1-month USD LIBOR + 4.250% Floor 1.000% 06/05/2025	5.915%	1,549,121	1,526,860
McAfee LLC(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 03/01/2029	6.157%	1,801,851	1,705,001
Misys Ltd.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	6.871%	3,078,723	2,874,388
Mitchell International, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 10/15/2028	6.734%	1,153,206	1,098,786
Mitnick Corporate Purchaser, Inc.(b),(o)
Term Loan
1-month Term SOFR + 4.750% Floor 0.500% 05/02/2029	7.393%	792,081	769,808
MKS Instruments, inc.(b),(o)
Term Loan
1-Month Term SOFR + 2.750% Floor 0.500% 08/17/2029	5.146%	1,178,798	1,164,063
Monotype Imaging Holdings, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 10/09/2026	7.250%	1,432,922	1,379,187

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Natel Engineering Co., Inc.(b),(d),(o)
Term Loan
3-month USD LIBOR + 6.250% Floor 1.000% 04/30/2026	7.743%	2,475,310	2,289,662
NCR Corp.(b),(o)
Term Loan
1-month USD LIBOR + 2.500% 08/28/2026	5.310%	1,469,773	1,447,727
NortonLifeLock, Inc.(b),(o),(p)
Term Loan
SOFR + 2.000% Floor 0.500% 01/28/2029	2.500%	1,855,248	1,797,271
Peraton Corp.(b),(o)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 02/01/2028	6.274%	3,112,512	3,019,137
Pitney Bowes, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 4.000% 03/17/2028	6.530%	2,241,892	2,073,750
Presidio Holdings, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% 01/22/2027	6.297%	1,720,536	1,691,149
Proofpoint, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/31/2028	6.320%	1,990,000	1,911,892
Rackspace Technology Global, Inc.(b),(o)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 02/15/2028	5.617%	1,224,400	985,471
Riverbed Technology LLC(b),(o)
Term Loan
1-month USD LIBOR + 6.000% Floor 1.000% 12/07/2026	7.630%	1,624,188	745,778
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Sabre GLBL, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 06/30/2028	6.805%	216,087	204,921
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/17/2027	6.024%	631,332	590,296
Tranche B2 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/17/2027	6.024%	1,006,381	940,966
Seattle SpinCo, Inc.(b),(d),(o)
Tranche B1 Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 02/26/2027	6.400%	675,483	665,351
Sitel Group(b),(o)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 08/28/2028	6.010%	281,840	275,640
Sophia LP(b),(o)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 10/07/2027	5.750%	2,167,124	2,089,931
Sovos Compliance LLC(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 08/11/2028	7.024%	798,815	775,705
SS&C Technologies Holdings, Inc.(b),(o)
Tranche B3 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	4.274%	184,403	180,110
Tranche B4 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	4.274%	149,696	146,211
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	4.274%	1,373,566	1,339,996

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	45

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tempo Acquisition LLC(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 08/31/2028	5.455%	2,636,808	2,591,982
TIBCO Software, Inc.(b),(o)
2nd Lien Term Loan
1-month USD LIBOR + 7.250% 03/03/2028	9.780%	750,000	745,312
Tranche B3 Term Loan
1-month USD LIBOR + 3.750% 06/30/2026	6.280%	1,494,028	1,485,064
TTM Technologies, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/28/2024	4.873%	949,828	943,892
UKG, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	6.274%	1,945,000	1,891,765
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	5.535%	967,650	936,027
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	7.535%	2,147,411	2,086,683
Ultra Clean Holdings, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.750% 08/27/2025	6.274%	1,526,854	1,501,569
Veritas US, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 09/01/2025	7.250%	1,802,959	1,431,856
Verscend Holdings Corp.(b),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 4.000% 08/27/2025	6.524%	2,479,939	2,458,761
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Virtusa Corp.(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/15/2029	6.305%	1,717,257	1,671,115
Xperi Holding Corp.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 06/08/2028	6.024%	2,345,839	2,294,535
Total			112,834,984
Transportation Services 0.1%
First Student Bidco, Inc.(b),(o)
Term Loan B
1-month Term SOFR + 4.000% Floor 0.500% 07/21/2028	6.154%	757,562	729,865
Term Loan C
1-month Term SOFR + 4.000% Floor 0.500% 07/21/2028	6.154%	52,608	50,685
Tranche B Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 07/21/2028	5.232%	1,638,360	1,572,826
Tranche C Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 07/21/2028	5.232%	607,803	583,491
Total			2,936,867
Wireless 0.1%
Numericable US LLC(b),(o)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	5.556%	1,913,862	1,847,470
SBA Senior Finance II LLC(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	4.280%	1,423,176	1,388,579
Total			3,236,049

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.0%
Zayo Group Holdings, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% 03/09/2027	5.524%	2,252,138	2,048,049
Total Senior Loans (Cost $500,652,734)			475,681,481

U.S. Government & Agency Obligations 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks Funding Corp.
10/20/2026	1.140%	2,000,000	1,797,997
11/30/2026	1.540%	2,500,000	2,286,743
Total U.S. Government & Agency Obligations (Cost $4,500,000)			4,084,740

Warrants 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
Windstream Corp.(f)	11,272	183,170
Entertainment 0.0%
Cineworld Finance US, Inc.(f)	281,073	42,161
Warrants (continued)
Issuer	Shares	Value ($)
Media 0.0%
iHeartCommunications, Inc.(d),(f)	11,995	83,965
Total Communication Services		309,296
Financials 0.0%
Capital Markets 0.0%
Spectacle BidCo Holdings, Inc.(f)	95,238	208,482
Total Financials		208,482
Total Warrants (Cost $419,946)		517,778

Options Purchased Calls 0.6%
Value ($)
(Cost $49,041,037)	36,073,206

Money Market Funds 5.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(r),(s)	336,250,671	336,082,546
Total Money Market Funds (Cost $336,047,317)		336,082,546
Total Investments in Securities (Cost: $6,779,973,019)		6,209,705,582
Other Assets & Liabilities, Net		(524,459,665)
Net Assets		5,685,245,917

At August 31, 2022, securities and/or cash totaling $122,545,590 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
385,000,000 MXN	18,656,536 USD	Citi	09/15/2022	—	(405,020)
22,000,000 EUR	22,390,390 USD	UBS	09/15/2022	262,042	—
Total				262,042	(405,020)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Long Gilt	1,187	12/2022	GBP	128,112,910	—	(2,690,029)
U.S. Long Bond	873	12/2022	USD	118,591,594	—	(963,464)
U.S. Treasury 10-Year Note	1,730	12/2022	USD	202,247,813	—	(397,572)
U.S. Ultra Treasury Bond	541	12/2022	USD	80,879,500	—	(66,441)
Total					—	(4,117,506)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	47

Portfolio of Investments  (continued)
August 31, 2022
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
90-Day Euro$	(6,240)	03/2023	USD	(1,495,572,000)	4,115,433	—
Euro-Bobl	(2,438)	09/2022	EUR	(300,069,040)	4,995,046	—
Euro-Schatz	(7,157)	09/2022	EUR	(777,321,770)	4,962,906	—
Japanese 10-Year Government Bond	(360)	09/2022	JPY	(53,830,800,000)	—	(7,177,207)
U.S. Treasury 2-Year Note	(3,238)	12/2022	USD	(674,566,472)	1,383,649	—
U.S. Treasury 5-Year Note	(9,569)	12/2022	USD	(1,060,439,575)	3,115,571	—
Total					18,572,605	(7,177,207)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	160,690,000	160,690,000	2.25	04/27/2023	3,856,560	1,768,329
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	321,500,000	321,500,000	2.50	05/12/2023	9,612,850	5,655,635
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	216,840,000	216,840,000	2.25	05/26/2023	4,445,220	2,690,095
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	329,200,000	329,200,000	2.90	06/21/2023	10,715,460	11,208,602
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	323,100,000	323,100,000	2.75	06/26/2023	10,492,672	9,094,910
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	321,500,000	321,500,000	2.50	05/12/2023	9,918,275	5,655,635
Total							49,041,037	36,073,206

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 6.230%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/09/2026	MXN	580,000,000	(2,366,845)	—	—	—	(2,366,845)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	211,000,000	(951,651)	—	—	—	(951,651)
3-Month USD LIBOR	Fixed rate of 1.781%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	08/09/2049	USD	53,500,000	12,595,109	—	—	12,595,109	—
Total							9,276,613	—	—	12,595,109	(3,318,496)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	4,400,000	519,063	(2,567)	151,073	—	365,423	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 38	Morgan Stanley	06/20/2027	5.000	Quarterly	USD	820,100,160	29,753,731	—	—	29,753,731	—

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	7.694	USD	11,500,000	(1,786,094)	6,708	—	(2,531,624)	752,238	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	7.694	USD	10,000,000	(1,553,125)	5,833	—	(1,202,010)	—	(345,282)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	7.694	USD	18,000,000	(2,795,625)	10,500	—	(2,174,111)	—	(611,014)
Markit CMBX North America Index, Series 10 BBB-	Goldman Sachs International	11/17/2059	3.000	Monthly	7.694	USD	14,000,000	(2,174,375)	8,167	—	(1,591,971)	—	(574,237)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	7.694	USD	9,500,000	(1,475,469)	5,542	—	(2,071,067)	601,140	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	7.694	USD	9,500,000	(1,475,469)	5,542	—	(1,604,318)	134,391	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	7.694	USD	10,000,000	(1,553,125)	5,833	—	(1,626,170)	78,878	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	7.694	USD	7,500,000	(1,164,844)	4,375	—	(1,180,239)	19,770	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	7.694	USD	12,000,000	(1,863,750)	7,000	—	(2,367,636)	510,886	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	7.694	USD	15,000,000	(2,329,688)	8,750	—	(2,439,255)	118,317	—
Total								(18,171,564)	68,250	—	(18,788,401)	2,215,620	(1,530,533)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	8.821%
3-Month USD LIBOR	London Interbank Offered Rate	3.100%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2022, the total value of these securities amounted to $2,787,481,019, which represents 49.03% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2022.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2022, the total value of these securities amounted to $91,814,153, which represents 1.61% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2022.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	49

Portfolio of Investments  (continued)
August 31, 2022
Notes to Portfolio of Investments  (continued)
(f)	Non-income producing investment.
(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2022.
(i)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2022, the total value of these securities amounted to $3,460,623, which represents 0.06% of total net assets.
(j)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(k)	Principal and interest may not be guaranteed by a governmental entity.
(l)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At August 31, 2022, the total market value of these securities amounted to $3,409,784, which represents 0.06% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Russian Foreign Bond - Eurobond	06/25/2020	4,600,000	5,106,523	1,610,338
Russian Foreign Bond - Eurobond	08/06/2020	4,800,000	5,956,197	1,799,446
			11,062,720	3,409,784

(m)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(n)	Represents a security purchased on a when-issued basis.
(o)	The stated interest rate represents the weighted average interest rate at August 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(p)	Represents a security purchased on a forward commitment basis.
(q)	At August 31, 2022, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
athenahealth Group, Inc. Delayed Draw Term Loan 02/15/2029 3.500%	455,013
Element Materials Delayed Draw Term Loan 06/22/2029 3.250%	382,986
Hillman Group, Inc. (The) Delayed Draw Term Loan 07/14/2028 2.944%	388,186

(r)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(s)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	346,572,782	2,517,261,551	(2,527,833,183)	81,396	336,082,546	(224,573)	1,796,886	336,250,671
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
DOP	Dominican Republic Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	51

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	156,013,596	25,190,027	181,203,623
Commercial Mortgage-Backed Securities - Non-Agency	—	224,367,197	—	224,367,197
Common Stocks
Consumer Discretionary	—	481	—	481
Energy	—	1,092,445	20,852	1,113,297
Industrials	—	287,483	—	287,483
Information Technology	—	29,943	—	29,943
Total Common Stocks	—	1,410,352	20,852	1,431,204
Convertible Bonds	—	6,812,807	—	6,812,807
Convertible Preferred Stocks
Information Technology	—	71,020	—	71,020
Total Convertible Preferred Stocks	—	71,020	—	71,020
Corporate Bonds & Notes	—	2,245,270,394	—	2,245,270,394
Foreign Government Obligations	—	312,125,259	3,409,784	315,535,043
Inflation-Indexed Bonds	—	6,554,615	—	6,554,615
Residential Mortgage-Backed Securities - Agency	—	1,329,105,954	—	1,329,105,954
Residential Mortgage-Backed Securities - Non-Agency	—	916,863,795	130,050,179	1,046,913,974
Senior Loans	—	466,040,102	9,641,379	475,681,481
U.S. Government & Agency Obligations	—	4,084,740	—	4,084,740
Warrants
Communication Services	—	225,331	83,965	309,296
Financials	—	208,482	—	208,482
Total Warrants	—	433,813	83,965	517,778
Options Purchased Calls	—	36,073,206	—	36,073,206
Money Market Funds	336,082,546	—	—	336,082,546
Total Investments in Securities	336,082,546	5,705,226,850	168,396,186	6,209,705,582
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	262,042	—	262,042
Futures Contracts	18,572,605	—	—	18,572,605
Swap Contracts	—	44,929,883	—	44,929,883
Liability
Forward Foreign Currency Exchange Contracts	—	(405,020)	—	(405,020)
Futures Contracts	(11,294,713)	—	—	(11,294,713)
Swap Contracts	—	(4,849,029)	—	(4,849,029)
Total	343,360,438	5,745,164,726	168,396,186	6,256,921,350
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2022 ($)
Asset-Backed Securities — Non-Agency	25,931,070	—	139	(146,215)	13,934,961	(14,529,928)	—	—	25,190,027
Common Stocks	145,661	—	69,352	96,904	—	(291,662)	597	—	20,852
Foreign Government Obligations	—	(191,357)	—	(7,507,675)	—	—	11,108,816	—	3,409,784
Residential Mortgage-Backed Securities — Agency	8,565,728	—	—	—	—	—	—	(8,565,728)	—
Residential Mortgage-Backed Securities — Non-Agency	233,322,028	378,032	—	(3,257,822)	36,100,000	(136,492,059)	—	—	130,050,179
Senior Loans	8,861,686	78,393	97,829	(513,840)	1,173,964	(7,481,196)	7,429,732	(5,189)	9,641,379
Warrants	323,037	—	—	(197,918)	—	—	—	(41,154)	83,965
Total	277,149,210	265,068	167,320	(11,526,566)	51,208,925	(158,794,845)	18,539,145	(8,612,071)	168,396,186
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2022 was $(10,471,612), which is comprised of Asset-Backed Securities - Non-Agency of $(120,452), Common Stocks of $96,488, Foreign Government Obligations of $(7,507,675), Residential Mortgage-Backed Securities — Non-Agency of $(2,394,916), Senior Loans of $(347,139) and Warrants of $(197,918).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain common stocks, residential mortgage backed securities, asset backed securities, warrants and senior loans classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, single market quotations from broker dealers and the estimates of future distributions from the company. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Certain foreign government obligations classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, quoted bids from market participants, liquidity discounts and market volatility factors. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	53

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,394,884,665)	$5,837,549,830
Affiliated issuers (cost $336,047,317)	336,082,546
Options purchased (cost $49,041,037)	36,073,206
Cash	1,439,741
Cash collateral held at broker for:
Swap contracts	12,776,000
TBA	12,946,000
Margin deposits on:
Futures contracts	39,014,932
Swap contracts	57,808,658
Unrealized appreciation on forward foreign currency exchange contracts	262,042
Unrealized appreciation on swap contracts	2,581,043
Upfront payments on swap contracts	151,073
Receivable for:
Investments sold	13,044,894
Investments sold on a delayed delivery basis	80,884,542
Capital shares sold	3,741,825
Dividends	593,726
Interest	48,437,070
Foreign tax reclaims	87,674
Variation margin for futures contracts	1,428,185
Variation margin for swap contracts	1,372,411
Prepaid expenses	58,072
Trustees’ deferred compensation plan	364,913
Total assets	6,486,698,383
Liabilities
Foreign currency (cost $673)	673
Unrealized depreciation on forward foreign currency exchange contracts	405,020
Unrealized depreciation on swap contracts	1,530,533
Upfront receipts on swap contracts	18,788,401
Payable for:
Investments purchased	4,655,066
Investments purchased on a delayed delivery basis	764,954,823
Capital shares purchased	7,006,322
Variation margin for futures contracts	2,743,545
Management services fees	86,629
Distribution and/or service fees	13,222
Transfer agent fees	525,818
Compensation of board members	111,565
Other expenses	265,936
Trustees’ deferred compensation plan	364,913
Total liabilities	801,452,466
Net assets applicable to outstanding capital stock	$5,685,245,917
Represented by
Paid in capital	6,403,022,430
Total distributable earnings (loss)	(717,776,513)
Total - representing net assets applicable to outstanding capital stock	$5,685,245,917
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Strategic Income Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
August 31, 2022
Class A
Net assets	$1,036,081,010
Shares outstanding	47,440,205
Net asset value per share	$21.84
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$22.93
Advisor Class
Net assets	$298,389,225
Shares outstanding	13,948,782
Net asset value per share	$21.39
Class C
Net assets	$214,759,593
Shares outstanding	9,835,907
Net asset value per share	$21.83
Institutional Class
Net assets	$3,231,979,608
Shares outstanding	150,884,972
Net asset value per share	$21.42
Institutional 2 Class
Net assets	$413,637,231
Shares outstanding	19,294,360
Net asset value per share	$21.44
Institutional 3 Class
Net assets	$477,712,852
Shares outstanding	22,374,260
Net asset value per share	$21.35
Class R
Net assets	$12,686,398
Shares outstanding	576,508
Net asset value per share	$22.01
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	55

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$6,922
Dividends — affiliated issuers	1,796,886
Interest	272,944,610
Interfund lending	16
Foreign taxes withheld	(18,153)
Total income	274,730,281
Expenses:
Management services fees	35,741,762
Distribution and/or service fees
Class A	2,861,648
Class C	2,582,899
Class R	77,808
Transfer agent fees
Class A	1,100,118
Advisor Class	339,168
Class C	247,916
Institutional Class	3,582,382
Institutional 2 Class	284,609
Institutional 3 Class	40,003
Class R	14,927
Compensation of board members	91,576
Custodian fees	289,207
Printing and postage fees	351,595
Registration fees	346,112
Audit fees	54,804
Legal fees	79,375
Interest on collateral	487,908
Compensation of chief compliance officer	1,643
Other	94,518
Total expenses	48,669,978
Expense reduction	(2,212)
Total net expenses	48,667,766
Net investment income	226,062,515
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Strategic Income Fund | Annual Report 2022

Statement of Operations  (continued)
Year Ended August 31, 2022
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(202,152,723)
Investments — affiliated issuers	(224,573)
Foreign currency translations	3,258,176
Forward foreign currency exchange contracts	3,371,213
Futures contracts	53,824,841
Options purchased	78,228,520
Options contracts written	(77,150,220)
Swap contracts	(51,447,583)
Net realized loss	(192,292,349)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(753,721,970)
Investments — affiliated issuers	81,396
Foreign currency translations	(54,518)
Forward foreign currency exchange contracts	350,417
Futures contracts	5,878,611
Options purchased	(16,469,100)
Options contracts written	(1,605,712)
Swap contracts	64,449,137
Foreign capital gains tax	3
Net change in unrealized appreciation (depreciation)	(701,091,736)
Net realized and unrealized loss	(893,384,085)
Net decrease in net assets resulting from operations	$(667,321,570)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	57

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income	$226,062,515	$195,336,144
Net realized gain (loss)	(192,292,349)	102,276,953
Net change in unrealized appreciation (depreciation)	(701,091,736)	85,972,422
Net increase (decrease) in net assets resulting from operations	(667,321,570)	383,585,519
Distributions to shareholders
Net investment income and net realized gains
Class A	(47,487,869)	(35,187,516)
Advisor Class	(15,554,372)	(8,880,812)
Class C	(8,968,170)	(6,566,114)
Institutional Class	(169,394,995)	(116,017,231)
Institutional 2 Class	(22,844,906)	(12,961,450)
Institutional 3 Class	(23,213,250)	(12,375,377)
Class R	(621,845)	(339,697)
Total distributions to shareholders	(288,085,407)	(192,328,197)
Increase (decrease) in net assets from capital stock activity	(18,610,193)	1,189,138,142
Total increase (decrease) in net assets	(974,017,170)	1,380,395,464
Net assets at beginning of year	6,659,263,087	5,278,867,623
Net assets at end of year	$5,685,245,917	$6,659,263,087
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Strategic Income Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,104,860	144,592,287	9,488,087	237,558,059
Fund reorganization	2,720,908	66,623,684	—	—
Distributions reinvested	1,888,726	44,513,990	1,319,704	32,931,513
Redemptions	(10,572,480)	(246,319,310)	(8,826,615)	(220,547,429)
Net increase	142,014	9,410,651	1,981,176	49,942,143
Advisor Class
Subscriptions	5,007,338	117,004,721	9,053,316	223,157,939
Fund reorganization	1,900,358	45,591,874	—	—
Distributions reinvested	671,814	15,512,875	361,913	8,874,614
Redemptions	(8,659,199)	(198,789,671)	(2,524,201)	(61,775,935)
Net increase (decrease)	(1,079,689)	(20,680,201)	6,891,028	170,256,618
Class C
Subscriptions	1,530,437	36,814,745	2,801,732	70,134,587
Distributions reinvested	345,221	8,170,975	240,742	6,004,548
Redemptions	(3,341,253)	(77,668,623)	(3,277,600)	(82,139,648)
Net decrease	(1,465,595)	(32,682,903)	(235,126)	(6,000,513)
Institutional Class
Subscriptions	56,071,862	1,303,611,260	59,376,316	1,460,407,130
Distributions reinvested	6,175,424	142,981,414	3,998,130	98,011,729
Redemptions	(69,146,186)	(1,570,804,397)	(34,716,221)	(849,782,680)
Net increase (decrease)	(6,898,900)	(124,211,723)	28,658,225	708,636,179
Institutional 2 Class
Subscriptions	11,818,805	277,874,908	11,239,237	276,328,993
Distributions reinvested	980,927	22,684,813	523,398	12,849,078
Redemptions	(12,718,682)	(286,111,305)	(4,591,819)	(112,982,707)
Net increase	81,050	14,448,416	7,170,816	176,195,364
Institutional 3 Class
Subscriptions	12,181,340	287,282,196	7,986,665	196,029,607
Distributions reinvested	601,991	13,870,044	392,025	9,572,318
Redemptions	(7,294,797)	(164,066,674)	(5,056,142)	(123,997,465)
Net increase	5,488,534	137,085,566	3,322,548	81,604,460
Class R
Subscriptions	173,196	4,209,736	504,855	12,722,139
Distributions reinvested	25,880	617,786	13,397	337,466
Redemptions	(289,197)	(6,807,521)	(180,477)	(4,555,714)
Net increase (decrease)	(90,121)	(1,979,999)	337,775	8,503,891
Total net increase (decrease)	(3,822,707)	(18,610,193)	48,126,442	1,189,138,142

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	59

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Year Ended 8/31/2022	$25.20	0.78	(3.15)	(2.37)	(0.71)	(0.28)	(0.99)
Year Ended 8/31/2021	$24.32	0.79	0.86	1.65	(0.77)	—	(0.77)
Year Ended 8/31/2020	$24.06	0.84	0.26	1.10	(0.84)	—	(0.84)
Year Ended 8/31/2019	$23.57	1.00	0.57	1.57	(0.92)	(0.16)	(1.08)
Year Ended 8/31/2018	$24.35	0.96	(0.70)	0.26	(0.80)	(0.24)	(1.04)
Advisor Class(c)
Year Ended 8/31/2022	$24.70	0.82	(3.08)	(2.26)	(0.77)	(0.28)	(1.05)
Year Ended 8/31/2021	$23.85	0.83	0.85	1.68	(0.83)	—	(0.83)
Year Ended 8/31/2020	$23.62	0.88	0.23	1.11	(0.88)	—	(0.88)
Year Ended 8/31/2019	$23.16	1.04	0.54	1.58	(0.96)	(0.16)	(1.12)
Year Ended 8/31/2018	$23.95	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Class C(c)
Year Ended 8/31/2022	$25.19	0.60	(3.15)	(2.55)	(0.53)	(0.28)	(0.81)
Year Ended 8/31/2021	$24.31	0.60	0.86	1.46	(0.58)	—	(0.58)
Year Ended 8/31/2020	$24.06	0.64	0.29	0.93	(0.68)	—	(0.68)
Year Ended 8/31/2019	$23.57	0.80	0.57	1.37	(0.72)	(0.16)	(0.88)
Year Ended 8/31/2018	$24.36	0.76	(0.67)	0.09	(0.64)	(0.24)	(0.88)
Institutional Class(c)
Year Ended 8/31/2022	$24.73	0.82	(3.09)	(2.27)	(0.76)	(0.28)	(1.04)
Year Ended 8/31/2021	$23.88	0.84	0.84	1.68	(0.83)	—	(0.83)
Year Ended 8/31/2020	$23.65	0.88	0.23	1.11	(0.88)	—	(0.88)
Year Ended 8/31/2019	$23.18	1.04	0.55	1.59	(0.96)	(0.16)	(1.12)
Year Ended 8/31/2018	$23.97	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Institutional 2 Class(c)
Year Ended 8/31/2022	$24.75	0.83	(3.09)	(2.26)	(0.77)	(0.28)	(1.05)
Year Ended 8/31/2021	$23.90	0.85	0.83	1.68	(0.83)	—	(0.83)
Year Ended 8/31/2020	$23.66	0.88	0.28	1.16	(0.92)	—	(0.92)
Year Ended 8/31/2019	$23.19	1.04	0.55	1.59	(0.96)	(0.16)	(1.12)
Year Ended 8/31/2018	$23.98	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Institutional 3 Class(c)
Year Ended 8/31/2022	$24.66	0.84	(3.09)	(2.25)	(0.78)	(0.28)	(1.06)
Year Ended 8/31/2021	$23.81	0.86	0.84	1.70	(0.85)	—	(0.85)
Year Ended 8/31/2020	$23.58	0.88	0.27	1.15	(0.92)	—	(0.92)
Year Ended 8/31/2019	$23.12	1.04	0.58	1.62	(1.00)	(0.16)	(1.16)
Year Ended 8/31/2018	$23.91	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Strategic Income Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 8/31/2022	$21.84	(9.64%)	0.92%(d)	0.92%(d),(e)	3.30%	136%	$1,036,081
Year Ended 8/31/2021	$25.20	6.84%	0.92%(d)	0.92%(d),(e)	3.17%	126%	$1,191,823
Year Ended 8/31/2020	$24.32	4.84%	0.93%(d)	0.93%(d),(e)	3.51%	173%	$1,101,890
Year Ended 8/31/2019	$24.06	6.75%	0.95%(d)	0.95%(d)	4.20%	179%	$1,101,847
Year Ended 8/31/2018	$23.57	1.03%	0.94%(d)	0.94%(d),(e)	3.94%	152%	$1,059,907
Advisor Class(c)
Year Ended 8/31/2022	$21.39	(9.40%)	0.67%(d)	0.67%(d),(e)	3.54%	136%	$298,389
Year Ended 8/31/2021	$24.70	7.16%	0.67%(d)	0.67%(d),(e)	3.39%	126%	$371,251
Year Ended 8/31/2020	$23.85	5.02%	0.68%(d)	0.68%(d),(e)	3.76%	173%	$194,094
Year Ended 8/31/2019	$23.62	6.96%	0.70%(d)	0.70%(d)	4.42%	179%	$285,983
Year Ended 8/31/2018	$23.16	1.30%	0.69%(d)	0.69%(d),(e)	4.21%	152%	$143,983
Class C(c)
Year Ended 8/31/2022	$21.83	(10.31%)	1.67%(d)	1.67%(d),(e)	2.53%	136%	$214,760
Year Ended 8/31/2021	$25.19	6.01%	1.67%(d)	1.67%(d),(e)	2.42%	126%	$284,727
Year Ended 8/31/2020	$24.31	4.06%	1.69%(d)	1.69%(d),(e)	2.76%	173%	$280,497
Year Ended 8/31/2019	$24.06	5.97%	1.70%(d)	1.70%(d)	3.45%	179%	$282,018
Year Ended 8/31/2018	$23.57	0.28%	1.69%(d)	1.69%(d),(e)	3.19%	152%	$306,303
Institutional Class(c)
Year Ended 8/31/2022	$21.42	(9.39%)	0.67%(d)	0.67%(d),(e)	3.54%	136%	$3,231,980
Year Ended 8/31/2021	$24.73	7.11%	0.67%(d)	0.67%(d),(e)	3.41%	126%	$3,902,593
Year Ended 8/31/2020	$23.88	5.02%	0.68%(d)	0.68%(d),(e)	3.76%	173%	$3,083,643
Year Ended 8/31/2019	$23.65	6.96%	0.70%(d)	0.70%(d)	4.44%	179%	$2,843,762
Year Ended 8/31/2018	$23.18	1.47%	0.69%(d)	0.69%(d),(e)	4.20%	152%	$2,398,468
Institutional 2 Class(c)
Year Ended 8/31/2022	$21.44	(9.35%)	0.63%(d)	0.63%(d)	3.60%	136%	$413,637
Year Ended 8/31/2021	$24.75	7.23%	0.63%(d)	0.63%(d)	3.44%	126%	$475,594
Year Ended 8/31/2020	$23.90	5.06%	0.64%(d)	0.64%(d)	3.80%	173%	$287,777
Year Ended 8/31/2019	$23.66	7.00%	0.66%(d)	0.66%(d)	4.49%	179%	$287,753
Year Ended 8/31/2018	$23.19	1.35%	0.65%(d)	0.65%(d)	4.26%	152%	$257,953
Institutional 3 Class(c)
Year Ended 8/31/2022	$21.35	(9.34%)	0.59%(d)	0.59%(d)	3.67%	136%	$477,713
Year Ended 8/31/2021	$24.66	7.26%	0.59%(d)	0.59%(d)	3.50%	126%	$416,355
Year Ended 8/31/2020	$23.81	5.13%	0.60%(d)	0.60%(d)	3.84%	173%	$322,913
Year Ended 8/31/2019	$23.58	7.08%	0.60%(d)	0.60%(d)	4.55%	179%	$192,494
Year Ended 8/31/2018	$23.12	1.40%	0.60%(d)	0.60%(d)	4.31%	152%	$189,195
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	61

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R(c)
Year Ended 8/31/2022	$25.38	0.72	(3.16)	(2.44)	(0.65)	(0.28)	(0.93)
Year Ended 8/31/2021	$24.49	0.73	0.86	1.59	(0.70)	—	(0.70)
Year Ended 8/31/2020	$24.23	0.80	0.26	1.06	(0.80)	—	(0.80)
Year Ended 8/31/2019	$23.73	0.92	0.58	1.50	(0.84)	(0.16)	(1.00)
Year Ended 8/31/2018	$24.51	0.88	(0.66)	0.22	(0.76)	(0.24)	(1.00)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	8/31/2022	8/31/2021	8/31/2020	8/31/2019	8/31/2018
Class A	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Advisor Class	0.01%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class C	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class R	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Strategic Income Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R(c)
Year Ended 8/31/2022	$22.01	(9.83%)	1.17%(d)	1.17%(d),(e)	3.02%	136%	$12,686
Year Ended 8/31/2021	$25.38	6.62%	1.17%(d)	1.17%(d),(e)	2.89%	126%	$16,920
Year Ended 8/31/2020	$24.49	4.38%	1.18%(d)	1.18%(d),(e)	3.26%	173%	$8,053
Year Ended 8/31/2019	$24.23	6.62%	1.20%(d)	1.20%(d)	3.95%	179%	$9,287
Year Ended 8/31/2018	$23.73	0.77%	1.19%(d)	1.19%(d),(e)	3.70%	152%	$7,075
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2022	63

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
64	Columbia Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
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Notes to Financial Statements  (continued)
August 31, 2022
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
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Notes to Financial Statements  (continued)
August 31, 2022
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
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Notes to Financial Statements  (continued)
August 31, 2022
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
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Notes to Financial Statements  (continued)
August 31, 2022
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
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Notes to Financial Statements  (continued)
August 31, 2022
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage exposure to fluctuations in interest rates.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	32,334,774*
Credit risk	Upfront payments on swap contracts	151,073
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	262,042
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	18,572,605*
Interest rate risk	Investments, at value — Options purchased	36,073,206
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	12,595,109*
Total		99,988,809

70	Columbia Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,530,533*
Credit risk	Upfront receipts on swap contracts	18,788,401
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	405,020
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	11,294,713*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	3,318,496*
Total		35,337,163

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(12,459,105)	(12,459,105)
Foreign exchange risk	3,371,213	—	—	—	—	3,371,213
Interest rate risk	—	53,824,841	(77,150,220)	78,228,520	(38,988,478)	15,914,663
Total	3,371,213	53,824,841	(77,150,220)	78,228,520	(51,447,583)	6,826,771

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	28,026,605	28,026,605
Foreign exchange risk	350,417	—	—	—	—	350,417
Interest rate risk	—	5,878,611	(1,605,712)	(16,469,100)	36,422,532	24,226,331
Total	350,417	5,878,611	(1,605,712)	(16,469,100)	64,449,137	52,603,353
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	837,936,564
Futures contracts — short	2,582,061,578
Credit default swap contracts — buy protection	589,175,540
Credit default swap contracts — sell protection	216,900,000

Derivative instrument	Average value ($)*
Options contracts — purchased	39,323,773
Options contracts — written	(22,337,828)

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Notes to Financial Statements  (continued)
August 31, 2022
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	402,571	(158,966)
Interest rate swap contracts	6,563,878	(4,173,100)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2022.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of
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Notes to Financial Statements  (continued)
August 31, 2022
the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Strategic Income Fund | Annual Report 2022	73

Notes to Financial Statements  (continued)
August 31, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2022:
	Citi ($) (a)	Citi ($) (a)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	1,004,943	-	1,004,943
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	367,468	-	367,468
Forward foreign currency exchange contracts	-	-	-	-	-	-	262,042	262,042
Options purchased calls	30,417,571	-	-	-	5,655,635	-	-	36,073,206
OTC credit default swap contracts (c)	-	752,238	-	1,350,675	629,203	-	-	2,732,116
Total assets	30,417,571	752,238	-	1,350,675	6,284,838	1,372,411	262,042	40,439,775
Liabilities
Forward foreign currency exchange contracts	405,020	-	-	-	-	-	-	405,020
OTC credit default swap contracts (c)	-	6,864,041	2,166,208	6,481,794	4,806,891	-	-	20,318,934
Total liabilities	405,020	6,864,041	2,166,208	6,481,794	4,806,891	-	-	20,723,954
Total financial and derivative net assets	30,012,551	(6,111,803)	(2,166,208)	(5,131,119)	1,477,947	1,372,411	262,042	19,715,821
Total collateral received (pledged) (d)	30,012,551	(5,756,000)	(2,000,000)	(5,020,000)	1,477,947	-	-	18,714,498
Net amount (e)	-	(355,803)	(166,208)	(111,119)	-	1,372,411	262,042	1,001,323

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
74	Columbia Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Columbia Strategic Income Fund | Annual Report 2022	75

Notes to Financial Statements  (continued)
August 31, 2022
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2022 was 0.549% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended August 31, 2022, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
—	115,099,040	(5,029,644)
76	Columbia Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $2,212.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Columbia Strategic Income Fund | Annual Report 2022	77

Notes to Financial Statements  (continued)
August 31, 2022
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	785,198
Class C	—	1.00(b)	38,974

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Class A	0.98%
Advisor Class	0.73
Class C	1.73
Institutional Class	0.73
Institutional 2 Class	0.70
Institutional 3 Class	0.65
Class R	1.23
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, passive foreign investment company (pfic) holdings, tax straddles, investments in partnerships and/or grantor trusts, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, distribution reclassifications, foreign capital gains tax and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
78	Columbia Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
7,130,552	(7,558,889)	428,337
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
243,209,871	44,875,536	288,085,407	192,328,197	—	192,328,197
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
23,896,969	—	(198,874,587)	(542,278,639)
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
6,780,562,661	51,092,734	(593,371,373)	(542,278,639)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(83,287,149)	(115,587,438)	(198,874,587)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
The Fund acquired $(417,968) of capital loss carryforward in connection with the BMO Strategic Income Fund (the Acquired Fund) reorganization (Note 9). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the reorganization. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.
Columbia Strategic Income Fund | Annual Report 2022	79

Notes to Financial Statements  (continued)
August 31, 2022
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,093,153,451 and $8,835,145,837, respectively, for the year ended August 31, 2022, of which $6,071,067,231 and $5,031,085,792, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Transactions to realign the portfolio for the Fund following the reorganization as described in  Note 9 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $90,822,120 and $11,684,715, respectively, for the year ended August 31, 2022.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	200,000	2.85	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective
80	Columbia Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended August 31, 2022.
Note 9. Fund reorganization
At the close of business on December 10, 2021, the Fund acquired the assets and assumed the identified liabilities of BMO Strategic Income Fund (the Acquired Fund), a series of BMO Funds Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on November 23, 2021. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $6,878,447,698 and the combined net assets immediately after the reorganization were $6,990,663,256.
The reorganization was accomplished by a tax-free exchange of 11,715,409 shares of the Acquired Fund valued at $112,215,558 (including $348,590 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	2,720,908
Advisor Class	1,900,358
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on September 1, 2021, the Fund’s pro-forma results of operations for the year ended August 31, 2022 would have been approximately:
($)
Net investment income	226,993,000
Net realized loss	(190,398,000)
Net change in unrealized appreciation/(depreciation)	(705,646,000)
Net decrease in net assets from operations	(669,051,000)
Note 10. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Strategic Income Fund | Annual Report 2022	81

Notes to Financial Statements  (continued)
August 31, 2022
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
82	Columbia Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Columbia Strategic Income Fund | Annual Report 2022	83

Notes to Financial Statements  (continued)
August 31, 2022
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2022, one unaffiliated shareholder of record owned 10.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
84	Columbia Strategic Income Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 25, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Strategic Income Fund | Annual Report 2022	85

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
86	Columbia Strategic Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Columbia Strategic Income Fund | Annual Report 2022	87

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
88	Columbia Strategic Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
Columbia Strategic Income Fund | Annual Report 2022	89

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
90	Columbia Strategic Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Strategic Income Fund | Annual Report 2022	91

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Strategic Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
92	Columbia Strategic Income Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took
Columbia Strategic Income Fund | Annual Report 2022	93

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management
94	Columbia Strategic Income Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Strategic Income Fund | Annual Report 2022	95

Columbia Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN232_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia International Dividend Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia International Dividend Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia International Dividend Income Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jonathan Crown
Co-Portfolio Manager
Managed Fund since 2016
Georgina Hellyer, CFA
Co-Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	-18.02	2.34	4.25
	Including sales charges		-22.74	1.13	3.63
Advisor Class*		03/19/13	-17.78	2.60	4.52
Class C	Excluding sales charges	10/13/03	-18.61	1.58	3.48
	Including sales charges		-19.35	1.58	3.48
Institutional Class		11/09/00	-17.78	2.60	4.52
Institutional 2 Class*		01/08/14	-17.66	2.74	4.65
Institutional 3 Class		07/15/09	-17.63	2.79	4.73
Class R		09/27/10	-18.22	2.08	3.99
MSCI ACWI ex USA Index (Net)			-19.52	1.67	4.48
MSCI ACWI ex USA Value Index (Net)			-13.57	0.21	3.28
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to September 2020 reflects returns achieved according to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA Index (Net) captures a large- and mid-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the United States.
The MSCI ACWI ex USA Value Index (Net) captures large- and mid-cap securities exhibiting overall value style characteristics across 22 developed and 24 emerging market countries.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI ex USA Index (Net) and MSCI ACWI ex USA Value Index (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia International Dividend Income Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
4	Columbia International Dividend Income Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	9.3
Consumer Discretionary	7.0
Consumer Staples	10.3
Energy	7.6
Financials	20.6
Health Care	9.1
Industrials	11.0
Information Technology	11.9
Materials	10.2
Utilities	3.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2022)
Australia	2.0
Canada	6.9
China	3.8
Denmark	4.9
Finland	0.8
France	10.2
Germany	10.9
Hong Kong	5.3
Indonesia	1.5
Ireland	1.3
Japan	8.5
Jersey	0.9
Netherlands	1.9
Norway	2.4
Singapore	1.8
South Korea	3.0
Spain	3.1
Sweden	0.9
Switzerland	7.6
Taiwan	3.9
United Kingdom	15.4
United States(a)	3.0
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia International Dividend Income Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2022, Class A shares of Columbia International Dividend Income Fund returned -18.02% excluding sales charges. The Fund outperformed its primary benchmark, the MSCI ACWI ex USA Index (Net), which returned -19.52% and underperformed its secondary benchmark, the MSCI ACWI ex USA Value Index (Net), which returned -13.57% for the same time period.
Market overview
The global markets faced a significant shift in global central bank policies during the fourth quarter of 2021. Most notably, the U.S. Federal Reserve (Fed) had previously viewed rising inflation as a “transitory” development as global supply chains recovered from pandemic-driven shutdowns. However, continued price pressures caused the Fed to announce in November its intention to taper the bond purchases it had used to keep longer term borrowing costs low (known as “quantitative easing”). In addition, the Fed began to prepare the financial markets for the likelihood of multiple increases in its benchmark overnight lending rate in 2022 as opposed to the previously signaled 2023 fed funds target rate lift-off.
As inflationary pressures persisted in early 2022, investors focused on increasingly hawkish central banks and the potential for a resulting recession. Russia’s late-February invasion of Ukraine spurred further increases in commodity prices and disruptions to supply chains, even as renewed COVID-19 lockdowns in China battered the Chinese economy and intensified fears of a global recession. Against this backdrop, investors fled from risk-sensitive assets, including most equities. The energy sector was the exception as oil and gas prices soared for much of the period on the prospect of Russia limiting, or even entirely cutting off, the West’s access to its energy production in retaliation for sanctions imposed in the wake of the Ukraine invasion.
The Fund’s notable contributors during the period
•	Positive contributions to the Fund’s performance relative to its primary benchmark over the period were driven by both security selection and sector allocation.
•	Selection within the information technology sector led positive contributions to relative performance, in large part due to a lack of exposure to more expensive stocks within the sector, such as e-commerce platform provider Shopify.
•	A lack of exposure to semiconductor equipment company ASML was also a notable contributor. ASML’s photolithography technology is integral to the mass production of the advanced chips used to power a wide array of products, and its business has suffered from a pronounced downturn in demand.
•	An overweight to and selection within the energy sector also contributed to performance. Most notably, Norwegian oil & gas company Equinor ASA was a prime beneficiary of the move rise higher in energy prices seen in the wake of the Russia-Ukraine conflict.
•	Selection within the communication services sector proved additive as well. Within China, the Fund’s lack of exposure to Tencent helped performance as the government’s stepped-up oversight of key industries weighed on shares of internet platform providers.
•	Conversely, an overweight to video game developer NetEase, Inc. supported performance. Several new games developed by NetEase competitors were approved by regulators for distribution, which the market interpreted as a sign that the Chinese government’s broader crackdown on gaming may be easing.
•	Outside of China, an overweight to Deutsche Telekom AG contributed, in large part due to the German telecommunication services company’s stake in T-Mobile as shares of the U.S. mobile phone carrier have risen on strong business results and the announcement of a large share buyback.
•	Selection within the health care sector was positive, highlighted by an overweight to Novo Nordisk A/S. Sentiment with respect to the Danish pharmaceutical company has been boosted by regulatory approval of its blockbuster Type-2 diabetes drug as a treatment for obesity, which has created another large market opportunity.
6	Columbia International Dividend Income Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable detractors during the period
•	Detractors from relative performance included selection within the materials sector, most notably overweights to Akzo Nobel AV, a Dutch paint and coatings manufacturer, and Evonik Industries AG, a German provider of specialty chemicals with a wide variety of industrial applications. Sentiment with respect to both stocks suffered from concerns over limited access to Russian gas and the impact this could have on the European economy.
•	Selection within the financials sector also weighed on performance as shares of European banks viewed as vulnerable to weaker conditions in the wake of Russia’s invasion of Ukraine suffered.
○	In particular, Austria-based Erste Group Bank AG was a laggard given its focus on Central and Eastern European markets. The Fund’s position in Erste Group Bank AG was sold.
○	That said, an overweight to DBS Group Holdings Ltd. was one of the top positive contributors as the Singapore-based bank was viewed as positioned to benefit from a higher interest rate regime driven by the Fed’s embarking on an aggressive rate hiking trajectory.
•	Uncertainty around Russian gas supplies weighed on shares of German electric utility E.ON SE.
•	Shares of Germany-based Siemens AG sold off as well as the industrial giant exited the Russia market where it has been heavily involved in developing high speed rail service.
•	Within consumer discretionary, Adidas AG sold off as China lockdowns severely constrained the sneaker and apparel manufacturer’s sales into that market.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia International Dividend Income Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	851.50	1,018.80	5.93	6.46	1.27
Advisor Class	1,000.00	1,000.00	852.60	1,020.06	4.76	5.19	1.02
Class C	1,000.00	1,000.00	848.50	1,015.02	9.41	10.26	2.02
Institutional Class	1,000.00	1,000.00	852.70	1,020.06	4.76	5.19	1.02
Institutional 2 Class	1,000.00	1,000.00	853.40	1,020.77	4.11	4.48	0.88
Institutional 3 Class	1,000.00	1,000.00	853.40	1,021.02	3.88	4.23	0.83
Class R	1,000.00	1,000.00	850.60	1,017.54	7.09	7.73	1.52
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia International Dividend Income Fund | Annual Report 2022

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.5%
Issuer	Shares	Value ($)
Australia 2.0%
carsales.com Ltd.	331,190	5,049,211
Transurban Group	401,381	3,808,090
Total		8,857,301
Canada 6.8%
Canadian National Railway Co.	92,487	10,999,006
Manulife Financial Corp.	326,156	5,642,261
Nutrien Ltd.	47,128	4,326,511
TC Energy Corp.	193,381	9,318,981
Total		30,286,759
China 3.8%
NetEase, Inc., ADR	81,429	7,207,281
Ping An Insurance Group Co. of China Ltd., Class H	1,630,500	9,590,023
Total		16,797,304
Denmark 4.8%
Novo Nordisk A/S, Class B	120,425	12,875,099
Tryg AS	376,863	8,515,513
Total		21,390,612
Finland 0.8%
UPM-Kymmene OYJ	105,213	3,574,536
France 10.2%
AXA SA	190,248	4,480,648
BNP Paribas SA	172,699	8,025,355
L’Oreal SA	18,806	6,458,810
LVMH Moet Hennessy Louis Vuitton SE	9,963	6,428,794
Schneider Electric SE	36,834	4,377,993
TotalEnergies SE	251,115	12,713,879
VINCI SA	26,318	2,427,927
Total		44,913,406
Germany 10.9%
Adidas AG	28,062	4,161,121
Deutsche Telekom AG, Registered Shares	513,369	9,675,586
E.ON SE	582,066	4,964,784
Evonik Industries AG	197,447	3,681,423
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	17,569	4,197,598
Common Stocks (continued)
Issuer	Shares	Value ($)
SAP SE	83,273	7,092,311
Siemens AG, Registered Shares	93,881	9,509,591
Vantage Towers AG	185,682	4,814,022
Total		48,096,436
Hong Kong 5.3%
AIA Group Ltd.	1,169,000	11,247,226
Hong Kong Exchanges and Clearing Ltd.	217,000	8,743,912
Techtronic Industries Co., Ltd.	294,000	3,467,508
Total		23,458,646
Indonesia 1.5%
PT Bank Rakyat Indonesia Persero Tbk	22,946,252	6,700,974
Ireland 1.3%
CRH PLC	154,781	5,715,694
Japan 8.5%
Disco Corp.	15,400	3,739,271
Japan Exchange Group, Inc.	358,000	5,334,996
Rohm Co., Ltd.	88,700	6,636,356
Tokyo Electron Ltd.	10,200	3,199,098
Toyota Motor Corp.	883,300	13,218,645
Yahoo! Japan Corp.	1,816,500	5,340,284
Total		37,468,650
Jersey 0.8%
Amcor PLC	309,991	3,752,578
Netherlands 1.9%
Akzo Nobel NV	84,869	5,346,864
ING Groep NV	325,678	2,854,385
Total		8,201,249
Norway 2.4%
Equinor ASA	267,736	10,391,009
Singapore 1.8%
DBS Group Holdings Ltd.	337,200	7,851,198
South Korea 3.0%
Samsung Electronics Co., Ltd.	299,202	13,254,880
Spain 3.1%
Iberdrola SA	735,047	7,653,089
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Industria de Diseno Textil SA	285,386	6,161,893
Total		13,814,982
Sweden 0.9%
Alleima AB(a)	46,999	188,703
Sandvik AB	234,997	3,663,721
Total		3,852,424
Switzerland 7.6%
Nestlé SA, Registered Shares	115,928	13,566,239
Novartis AG, ADR	87,051	7,009,346
Novartis AG, Registered Shares	20,461	1,655,051
Roche Holding AG, Genusschein Shares	34,963	11,266,535
Total		33,497,171
Taiwan 3.8%
MediaTek, Inc.	162,000	3,505,151
Taiwan Semiconductor Manufacturing Co., Ltd.	822,000	13,455,973
Total		16,961,124
United Kingdom 15.3%
3i Group PLC	325,231	4,578,043
Anglo American PLC	369,058	11,859,486
BT Group PLC	4,255,678	7,444,460
Diageo PLC	146,357	6,358,684
Common Stocks (continued)
Issuer	Shares	Value ($)
Experian PLC	288,523	8,755,363
GSK PLC	380,504	6,082,363
Haleon PLC(a)	718,033	2,159,169
Linde PLC	18,371	5,170,851
Reckitt Benckiser Group PLC	142,341	10,983,259
Unilever PLC	95,561	4,351,323
Total		67,743,001
Total Common Stocks (Cost $443,057,139)		426,579,934

Money Market Funds 2.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(b),(c)	12,964,058	12,957,576
Total Money Market Funds (Cost $12,956,224)		12,957,576
Total Investments in Securities (Cost $456,013,363)		439,537,510
Other Assets & Liabilities, Net		2,729,231
Net Assets		$442,266,741

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	17,052,705	127,364,579	(131,461,060)	1,352	12,957,576	(7,143)	51,441	12,964,058
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia International Dividend Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	8,857,301	—	8,857,301
Canada	30,286,759	—	—	30,286,759
China	7,207,281	9,590,023	—	16,797,304
Denmark	—	21,390,612	—	21,390,612
Finland	—	3,574,536	—	3,574,536
France	—	44,913,406	—	44,913,406
Germany	—	48,096,436	—	48,096,436
Hong Kong	—	23,458,646	—	23,458,646
Indonesia	—	6,700,974	—	6,700,974
Ireland	—	5,715,694	—	5,715,694
Japan	—	37,468,650	—	37,468,650
Jersey	—	3,752,578	—	3,752,578
Netherlands	—	8,201,249	—	8,201,249
Norway	—	10,391,009	—	10,391,009
Singapore	—	7,851,198	—	7,851,198
South Korea	—	13,254,880	—	13,254,880
Spain	—	13,814,982	—	13,814,982
Sweden	—	3,852,424	—	3,852,424
Switzerland	7,009,346	26,487,825	—	33,497,171
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Taiwan	—	16,961,124	—	16,961,124
United Kingdom	—	67,743,001	—	67,743,001
Total Common Stocks	44,503,386	382,076,548	—	426,579,934
Money Market Funds	12,957,576	—	—	12,957,576
Total Investments in Securities	57,460,962	382,076,548	—	439,537,510
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia International Dividend Income Fund | Annual Report 2022

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $443,057,139)	$426,579,934
Affiliated issuers (cost $12,956,224)	12,957,576
Receivable for:
Capital shares sold	327,625
Dividends	1,190,953
Foreign tax reclaims	1,510,083
Expense reimbursement due from Investment Manager	1,465
Prepaid expenses	7,234
Trustees’ deferred compensation plan	184,042
Total assets	442,758,912
Liabilities
Payable for:
Capital shares purchased	182,523
Management services fees	9,368
Distribution and/or service fees	534
Transfer agent fees	38,629
Compensation of board members	13,271
Custodian fees	36,735
Other expenses	27,069
Trustees’ deferred compensation plan	184,042
Total liabilities	492,171
Net assets applicable to outstanding capital stock	$442,266,741
Represented by
Paid in capital	460,183,768
Total distributable earnings (loss)	(17,917,027)
Total - representing net assets applicable to outstanding capital stock	$442,266,741
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2022	13

Statement of Assets and Liabilities  (continued)
August 31, 2022
Class A
Net assets	$71,241,721
Shares outstanding	4,391,766
Net asset value per share	$16.22
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.21
Advisor Class
Net assets	$4,714,855
Shares outstanding	287,740
Net asset value per share	$16.39
Class C
Net assets	$1,529,019
Shares outstanding	102,066
Net asset value per share	$14.98
Institutional Class
Net assets	$303,027,552
Shares outstanding	18,604,715
Net asset value per share	$16.29
Institutional 2 Class
Net assets	$18,344,438
Shares outstanding	1,129,745
Net asset value per share	$16.24
Institutional 3 Class
Net assets	$43,291,634
Shares outstanding	2,661,269
Net asset value per share	$16.27
Class R
Net assets	$117,522
Shares outstanding	7,260
Net asset value per share	$16.19
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia International Dividend Income Fund | Annual Report 2022

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$16,611,000
Dividends — affiliated issuers	51,441
Interfund lending	43
European Union tax reclaim	343,231
Foreign taxes withheld	(1,858,749)
Total income	15,146,966
Expenses:
Management services fees	3,772,810
Distribution and/or service fees
Class A	199,738
Class C	13,737
Class R	543
Transfer agent fees
Class A	194,630
Advisor Class	6,232
Class C	3,386
Institutional Class	862,053
Institutional 2 Class	6,033
Institutional 3 Class	2,342
Class R	265
Compensation of board members	19,338
Custodian fees	87,741
Printing and postage fees	53,638
Registration fees	122,370
Audit fees	47,466
Legal fees	15,685
Interest on interfund lending	45
Compensation of chief compliance officer	117
Other	31,153
Total expenses	5,439,322
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(338,460)
Expense reduction	(43,058)
Total net expenses	5,057,804
Net investment income	10,089,162
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,155,592)
Investments — affiliated issuers	(7,143)
Foreign currency translations	(105,201)
Net realized loss	(3,267,936)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(102,256,011)
Investments — affiliated issuers	1,352
Foreign currency translations	(204,745)
Net change in unrealized appreciation (depreciation)	(102,459,404)
Net realized and unrealized loss	(105,727,340)
Net decrease in net assets resulting from operations	$(95,638,178)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2022	15

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income	$10,089,162	$8,250,395
Net realized gain (loss)	(3,267,936)	36,008,475
Net change in unrealized appreciation (depreciation)	(102,459,404)	64,149,839
Net increase (decrease) in net assets resulting from operations	(95,638,178)	108,408,709
Distributions to shareholders
Net investment income and net realized gains
Class A	(6,997,862)	(2,303,223)
Advisor Class	(88,243)	(10,794)
Class C	(98,059)	(27,948)
Institutional Class	(31,742,875)	(11,403,641)
Institutional 2 Class	(297,512)	(26,907)
Institutional 3 Class	(3,793,474)	(1,315,078)
Class R	(8,699)	(3,266)
Total distributions to shareholders	(43,026,724)	(15,090,857)
Increase (decrease) in net assets from capital stock activity	78,972,472	(27,098,761)
Total increase (decrease) in net assets	(59,692,430)	66,219,091
Net assets at beginning of year	501,959,171	435,740,080
Net assets at end of year	$442,266,741	$501,959,171
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia International Dividend Income Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	715,307	13,769,011	211,277	4,459,140
Distributions reinvested	333,971	6,501,856	106,040	2,102,272
Redemptions	(484,762)	(9,281,657)	(529,408)	(10,555,991)
Net increase (decrease)	564,516	10,989,210	(212,091)	(3,994,579)
Advisor Class
Subscriptions	280,694	5,372,578	11,379	245,823
Distributions reinvested	4,687	88,019	536	10,715
Redemptions	(22,122)	(404,467)	(3,837)	(80,623)
Net increase	263,259	5,056,130	8,078	175,915
Class C
Subscriptions	80,731	1,436,401	14,316	284,333
Distributions reinvested	5,454	98,059	1,508	27,661
Redemptions	(27,149)	(456,370)	(39,424)	(757,440)
Net increase (decrease)	59,036	1,078,090	(23,600)	(445,446)
Institutional Class
Subscriptions	2,241,537	44,297,229	279,598	5,728,444
Distributions reinvested	1,579,441	30,850,576	557,992	11,085,963
Redemptions	(2,466,694)	(46,580,101)	(1,910,186)	(38,174,177)
Net increase (decrease)	1,354,284	28,567,704	(1,072,596)	(21,359,770)
Institutional 2 Class
Subscriptions	1,199,470	23,185,790	20,911	446,799
Distributions reinvested	16,250	297,288	1,353	26,826
Redemptions	(142,313)	(2,544,162)	(15,223)	(287,868)
Net increase	1,073,407	20,938,916	7,041	185,757
Institutional 3 Class
Subscriptions	2,115,335	37,705,293	96,542	2,054,514
Distributions reinvested	194,484	3,793,098	66,245	1,314,465
Redemptions	(1,601,196)	(29,166,554)	(260,124)	(5,036,683)
Net increase (decrease)	708,623	12,331,837	(97,337)	(1,667,704)
Class R
Subscriptions	4,872	83,553	343	6,876
Distributions reinvested	446	8,699	165	3,266
Redemptions	(4,308)	(81,667)	(160)	(3,076)
Net increase	1,010	10,585	348	7,066
Total net increase (decrease)	4,024,135	78,972,472	(1,390,157)	(27,098,761)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2022	$21.61	0.35(c)	(3.97)	(3.62)	(0.42)	(1.35)	(1.77)
Year Ended 8/31/2021	$17.70	0.30	4.20	4.50	(0.20)	(0.39)	(0.59)
Year Ended 8/31/2020	$17.88	0.37	0.07	0.44	(0.42)	(0.20)	(0.62)
Year Ended 8/31/2019	$18.83	0.45	(0.54)	(0.09)	(0.49)	(0.37)	(0.86)
Year Ended 8/31/2018	$18.24	0.48	0.65	1.13	(0.54)	—	(0.54)
Advisor Class
Year Ended 8/31/2022	$21.81	0.45(c)	(4.05)	(3.60)	(0.47)	(1.35)	(1.82)
Year Ended 8/31/2021	$17.86	0.36	4.23	4.59	(0.25)	(0.39)	(0.64)
Year Ended 8/31/2020	$18.04	0.40	0.08	0.48	(0.46)	(0.20)	(0.66)
Year Ended 8/31/2019	$18.99	0.51	(0.55)	(0.04)	(0.54)	(0.37)	(0.91)
Year Ended 8/31/2018	$18.39	0.54	0.64	1.18	(0.58)	—	(0.58)
Class C
Year Ended 8/31/2022	$20.07	0.24(c)	(3.71)	(3.47)	(0.27)	(1.35)	(1.62)
Year Ended 8/31/2021	$16.50	0.11	3.95	4.06	(0.10)	(0.39)	(0.49)
Year Ended 8/31/2020	$16.70	0.22	0.06	0.28	(0.28)	(0.20)	(0.48)
Year Ended 8/31/2019	$17.63	0.29	(0.49)	(0.20)	(0.36)	(0.37)	(0.73)
Year Ended 8/31/2018	$17.10	0.31	0.62	0.93	(0.40)	—	(0.40)
Institutional Class
Year Ended 8/31/2022	$21.69	0.40(c)	(3.98)	(3.58)	(0.47)	(1.35)	(1.82)
Year Ended 8/31/2021	$17.76	0.35	4.22	4.57	(0.25)	(0.39)	(0.64)
Year Ended 8/31/2020	$17.95	0.41	0.06	0.47	(0.46)	(0.20)	(0.66)
Year Ended 8/31/2019	$18.90	0.50	(0.54)	(0.04)	(0.54)	(0.37)	(0.91)
Year Ended 8/31/2018	$18.30	0.53	0.65	1.18	(0.58)	—	(0.58)
Institutional 2 Class
Year Ended 8/31/2022	$21.63	0.55(c)	(4.09)	(3.54)	(0.50)	(1.35)	(1.85)
Year Ended 8/31/2021	$17.72	0.38	4.20	4.58	(0.28)	(0.39)	(0.67)
Year Ended 8/31/2020	$17.90	0.44	0.07	0.51	(0.49)	(0.20)	(0.69)
Year Ended 8/31/2019	$18.85	0.56	(0.58)	(0.02)	(0.56)	(0.37)	(0.93)
Year Ended 8/31/2018	$18.26	0.56	0.64	1.20	(0.61)	—	(0.61)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia International Dividend Income Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022	$16.22	(18.02%)	1.34%(d)	1.26%(d),(e)	1.82%	34%	$71,242
Year Ended 8/31/2021	$21.61	25.78%	1.34%(d),(f)	1.24%(d),(e),(f)	1.51%	28%	$82,701
Year Ended 8/31/2020	$17.70	2.65%	1.38%(d)	1.24%(d),(e)	2.09%	91%	$71,493
Year Ended 8/31/2019	$17.88	(0.16%)	1.44%	1.25%	2.56%	56%	$78,887
Year Ended 8/31/2018	$18.83	6.21%	1.44%	1.26%(e)	2.52%	39%	$93,177
Advisor Class
Year Ended 8/31/2022	$16.39	(17.78%)	1.12%(d)	1.02%(d),(e)	2.50%	34%	$4,715
Year Ended 8/31/2021	$21.81	26.08%	1.09%(d),(f)	0.99%(d),(e),(f)	1.77%	28%	$534
Year Ended 8/31/2020	$17.86	2.90%	1.12%(d)	0.98%(d),(e)	2.16%	91%	$293
Year Ended 8/31/2019	$18.04	0.10%	1.19%	1.00%	2.84%	56%	$1,027
Year Ended 8/31/2018	$18.99	6.47%	1.19%	1.01%(e)	2.82%	39%	$1,141
Class C
Year Ended 8/31/2022	$14.98	(18.61%)	2.10%(d)	2.01%(d),(e)	1.37%	34%	$1,529
Year Ended 8/31/2021	$20.07	24.86%	2.09%(d),(f)	1.99%(d),(e),(f)	0.62%	28%	$864
Year Ended 8/31/2020	$16.50	1.83%	2.13%(d)	1.98%(d),(e)	1.30%	91%	$1,100
Year Ended 8/31/2019	$16.70	(0.86%)	2.19%	2.00%	1.72%	56%	$1,745
Year Ended 8/31/2018	$17.63	5.42%	2.19%	2.01%(e)	1.76%	39%	$3,268
Institutional Class
Year Ended 8/31/2022	$16.29	(17.78%)	1.09%(d)	1.01%(d),(e)	2.06%	34%	$303,028
Year Ended 8/31/2021	$21.69	26.11%	1.09%(d),(f)	0.99%(d),(e),(f)	1.76%	28%	$374,189
Year Ended 8/31/2020	$17.76	2.86%	1.13%(d)	0.99%(d),(e)	2.34%	91%	$325,493
Year Ended 8/31/2019	$17.95	0.10%	1.19%	1.00%	2.83%	56%	$354,127
Year Ended 8/31/2018	$18.90	6.51%	1.19%	1.01%(e)	2.78%	39%	$395,163
Institutional 2 Class
Year Ended 8/31/2022	$16.24	(17.66%)	0.92%(d)	0.88%(d)	3.06%	34%	$18,344
Year Ended 8/31/2021	$21.63	26.23%	0.91%(d),(f)	0.86%(d),(f)	1.88%	28%	$1,219
Year Ended 8/31/2020	$17.72	3.07%	0.90%(d)	0.86%(d)	2.49%	91%	$873
Year Ended 8/31/2019	$17.90	0.23%	0.91%	0.87%	3.13%	56%	$1,337
Year Ended 8/31/2018	$18.85	6.62%	0.91%	0.88%	2.93%	39%	$553
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2022	$21.67	0.43(c)	(3.97)	(3.54)	(0.51)	(1.35)	(1.86)
Year Ended 8/31/2021	$17.75	0.39	4.21	4.60	(0.29)	(0.39)	(0.68)
Year Ended 8/31/2020	$17.94	0.45	0.06	0.51	(0.50)	(0.20)	(0.70)
Year Ended 8/31/2019	$18.89	0.51	(0.52)	(0.01)	(0.57)	(0.37)	(0.94)
Year Ended 8/31/2018	$18.29	0.57	0.65	1.22	(0.62)	—	(0.62)
Class R
Year Ended 8/31/2022	$21.57	0.31(c)	(3.97)	(3.66)	(0.37)	(1.35)	(1.72)
Year Ended 8/31/2021	$17.67	0.26	4.19	4.45	(0.16)	(0.39)	(0.55)
Year Ended 8/31/2020	$17.85	0.32	0.07	0.39	(0.37)	(0.20)	(0.57)
Year Ended 8/31/2019	$18.80	0.25	(0.38)	(0.13)	(0.45)	(0.37)	(0.82)
Year Ended 8/31/2018	$18.21	0.43	0.65	1.08	(0.49)	—	(0.49)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.01 per share.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of:

Class	8/31/2022	8/31/2021	8/31/2020	8/31/2019	8/31/2018
Class A	0.01%	0.01%	0.02%	—%	0.01%
Advisor Class	0.00%	0.01%	0.03%	—%	0.02%
Class C	0.01%	0.02%	0.02%	—%	0.02%
Institutional Class	0.01%	0.01%	0.02%	—%	0.02%
Class R	0.01%	0.01%	0.02%	—%	0.01%

(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia International Dividend Income Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2022	$16.27	(17.63%)	0.85%(d)	0.82%(d)	2.24%	34%	$43,292
Year Ended 8/31/2021	$21.67	26.30%	0.86%(d),(f)	0.81%(d),(f)	1.95%	28%	$42,318
Year Ended 8/31/2020	$17.75	3.07%	0.85%(d)	0.81%(d)	2.58%	91%	$36,384
Year Ended 8/31/2019	$17.94	0.29%	0.85%	0.81%	2.87%	56%	$47,630
Year Ended 8/31/2018	$18.89	6.72%	0.85%	0.82%	2.98%	39%	$63,148
Class R
Year Ended 8/31/2022	$16.19	(18.22%)	1.59%(d)	1.50%(d),(e)	1.61%	34%	$118
Year Ended 8/31/2021	$21.57	25.48%	1.59%(d),(f)	1.49%(d),(e),(f)	1.28%	28%	$135
Year Ended 8/31/2020	$17.67	2.37%	1.63%(d)	1.49%(d),(e)	1.84%	91%	$104
Year Ended 8/31/2019	$17.85	(0.41%)	1.70%	1.50%	1.41%	56%	$117
Year Ended 8/31/2018	$18.80	5.95%	1.69%	1.51%(e)	2.27%	39%	$1,705
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2022	21

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia International Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia International Dividend Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia International Dividend Income Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2022 was 0.77% of the Fund’s average daily net assets.
24	Columbia International Dividend Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements, and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia International Dividend Income Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.24
Advisor Class	0.25
Class C	0.25
Institutional Class	0.24
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.24
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $43,058.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	88,871
Class C	—	1.00(b)	100

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia International Dividend Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2022 through December 31, 2022	Prior to January 1, 2022
Class A	1.27%	1.25%
Advisor Class	1.02	1.00
Class C	2.02	2.00
Institutional Class	1.02	1.00
Institutional 2 Class	0.88	0.85
Institutional 3 Class	0.83	0.81
Class R	1.52	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, post-October capital losses, trustees’ deferred compensation, foreign currency transactions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(164,078)	164,078	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia International Dividend Income Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
28,074,412	14,952,312	43,026,724	5,896,404	9,194,453	15,090,857
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,221,818	—	—	(17,364,454)
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
456,901,964	33,207,563	(50,572,017)	(17,364,454)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	3,383,414
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $210,818,602 and $161,498,943, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
28	Columbia International Dividend Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,200,000	1.35	1
Lender	2,600,000	0.60	1
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended August 31, 2022.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Columbia International Dividend Income Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, whether in the public or private sector, significant debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and
30	Columbia International Dividend Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia International Dividend Income Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
August 31, 2022
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia International Dividend Income Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia International Dividend Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia International Dividend Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia International Dividend Income Fund | Annual Report 2022	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
61.91%	0.33%	$413,215	$1,515,518	$0.06	$16,611,000	$0.61
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
34	Columbia International Dividend Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
Columbia International Dividend Income Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
36	Columbia International Dividend Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia International Dividend Income Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
38	Columbia International Dividend Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia International Dividend Income Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia International Dividend Income Fund | Annual Report 2022

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia International Dividend Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
Columbia International Dividend Income Fund | Annual Report 2022	41

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took
42	Columbia International Dividend Income Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management
Columbia International Dividend Income Fund | Annual Report 2022	43

Approval of Management Agreement  (continued)
(Unaudited)
of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
44	Columbia International Dividend Income Fund | Annual Report 2022

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Columbia International Dividend Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN154_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia Global Technology Growth Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Global Technology Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Technology Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments.
Portfolio management
Rahul Narang
Portfolio Manager
Managed Fund since 2012
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	-24.57	15.29	19.07
	Including sales charges		-28.91	13.93	18.37
Advisor Class*		11/08/12	-24.38	15.57	19.37
Class C	Excluding sales charges	10/13/03	-25.12	14.43	18.18
	Including sales charges		-25.84	14.43	18.18
Institutional Class		11/09/00	-24.38	15.57	19.37
Institutional 2 Class*		11/08/12	-24.33	15.65	19.49
Institutional 3 Class*		03/01/16	-24.29	15.71	19.47
S&P Global 1200 Information Technology Index (Net)			-19.04	16.74	16.91
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to July 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The S&P Global 1200 Information Technology Index (Net) is a float-adjusted, market-cap-weighted index consisting of all members of the S&P Global 1200 that are classified within the GICS Information Technology sector.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Global Technology Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Technology Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	9.9
Consumer Discretionary	6.6
Health Care	0.2
Industrials	0.6
Information Technology	82.0
Materials	0.3
Real Estate	0.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at August 31, 2022)
Information Technology
Application Software	10.9
Communications Equipment	2.2
Data Processing & Outsourced Services	10.0
Electronic Components	0.7
Electronic Equipment & Instruments	1.0
Electronic Manufacturing Services	0.6
Internet Services & Infrastructure	2.2
IT Consulting & Other Services	2.0
Semiconductor Equipment	6.7
Semiconductors	17.2
Systems Software	14.4
Technology Distributors	0.5
Technology Hardware, Storage & Peripherals	13.6
Total	82.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Global Technology Growth Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Country breakdown (%) (at August 31, 2022)
Canada	0.4
France	0.2
Germany	0.4
Ireland	1.4
Israel	0.2
Japan	0.5
Netherlands	3.7
Norway	0.2
South Korea	1.0
Taiwan	2.0
United States(a)	90.0
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At August 31, 2022, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Columbia Global Technology Growth Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2022, Class A shares of Columbia Global Technology Growth Fund returned -24.57% excluding sales charges. The Fund underperformed its benchmark, the S&P Global 1200 Information Technology Index (Net), which returned -19.04% for the same period.
Market overview
Equities reversed course in 2022, erasing robust gains achieved in 2021. Lingering worries related to the COVID-19 Omicron variant worries were a headwind, as were fears around inflation, durability of growth and the end of more than a decade of easy monetary policy coming from the U.S Federal Reserve (Fed) and other global central banks. Volatility and risk-off sentiment spiked as investor concerns expanded to include ramifications of a prolonged Russia-Ukraine conflict. Commodity prices surged, particularly for oil and wheat, as the conflict in eastern Europe escalated into war and further complicated global supply chains.
Despite mostly resilient corporate earnings reports, equities continued a choppy decline. The Fed raised interest rates four times during the period (March, May, June and July 2022), ending at a target rate of 2.25 - 2.50% by August 31, 2022. Investor sentiment was dominated by an increasing focus on persistent inflation, the ongoing war in Ukraine, slowing economic growth leading to a possible recession and continued supply-chain snarls. Technology was not immune to the volatility. Many unprofitable and long-duration growth assets sank due to the specter of rising interest rates and increased cost of capital to fund future growth opportunities.
The Fund’s notable detractors during the period
•	The Fund’s underperformance of its benchmark during the period was driven by security selection and, secondarily, industry allocations.
○	Selections within IT services and software were the largest areas of detraction.
○	Out-of-benchmark allocations to the communication services and consumer discretionary sectors detracted from relative results. An underweighted allocation to the technology hardware industry also weighed on relative results.
•	Apple, Inc. was a sizable weight in the portfolio but was still significantly underweight compared to the benchmark’s position, which attributed to the bulk of Apple’s detraction for the Fund versus the benchmark during the period.
•	Shopify, Inc. suffered from a painful e-commerce normalization following a pull forward in demand during the COVID-19 pandemic, as shares of the pandemic darling declined over 50% during the first quarter of 2022. The e-commerce enabler reported results that called into question the company’s trajectory of continued hyper-growth and also pointed to higher investments needed to fund new growth. While Shopify did report quarterly revenue that came in ahead of investor expectations, market sentiment soured at the prospect of a second straight year of heavy reinvestment back into the business and the potential for lower near-term profits.
•	Shares of Block, Inc. (formerly known as Square) came under pressure even after the company hosted an illustrative analyst day that outlined various monetization engines, the potential for market share gains and the company’s ever evolving ecosystem. With the uncertain macro, the company did not provide long-term guidance, disappointing investors who also were looking for more details about profit metrics as the company continues to invest aggressively. Block continues to be focused on growth at scale with strong unit economics and is still in the early innings of penetrating a significant profit opportunity for its thriving ecosystem of financial applications.
The Fund’s notable contributors during the period
•	Stock selection within the communications equipment and electronic equipment industries benefited Fund performance versus the benchmark during the period.
•	Synopsys, Inc., which provides electronic design automation software used to design and test semiconductors, returned solid performance after the company reported a beat-and-raise during the period (better-than-expected results and outlook) with strength across all business segments and all geographies. The company, which straddles both the software and semiconductor industries, provided an outlook that came in ahead of peers, many of which were negatively impacted by supply chain constraints. Synopsys expects continued double-digit long-term growth with
6	Columbia Global Technology Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
continued margin expansion and smart capital allocation. The company’s strong results stand out against an uncertain semiconductor industry plagued by COVID-19-related disruptions and supplier shortages, which highlights the criticality of the company’s software used to design semiconductor components.
•	Having an underweight position in shares of PayPal Holdings, Inc. contributed to relative results during the period. PayPal continued to be impacted by similar economic reopening dynamics as Shopify, as the company reported a second straight quarter of disappointing earnings results during the period. Most concerning is that the company reported net new active customers that came in nearly half as much as it had guided in the prior quarter. The lack of visibility and waning engagement on the platform caused the company to remove its mid-term guidance for total users on the platform. While the company needs to earn back investor trust and the stock has shed over half of its value since all-time highs experienced during the pandemic, the company’s underlying long-term growth trajectory remains intact, and the company remains a market share gainer.
•	Palo Alto Networks, Inc. was a beneficiary of the potential for a significant increase in cyber threats and new forms of technological warfare resulting from the tragic Russian invasion of Ukraine. Increasing threat levels across the board and prospects of increased budget spends to secure cyber assets drove Palo Alto Networks to rise appreciably during the period. The company also reported strong results, as security spend remains the top budget priority for companies across the Forbes Global 2000.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Technology Growth Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	835.90	1,019.21	5.51	6.06	1.19
Advisor Class	1,000.00	1,000.00	837.00	1,020.52	4.31	4.74	0.93
Class C	1,000.00	1,000.00	832.90	1,015.43	8.96	9.86	1.94
Institutional Class	1,000.00	1,000.00	837.00	1,020.52	4.31	4.74	0.93
Institutional 2 Class	1,000.00	1,000.00	837.20	1,020.77	4.08	4.48	0.88
Institutional 3 Class	1,000.00	1,000.00	837.50	1,021.02	3.84	4.23	0.83
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Global Technology Growth Fund | Annual Report 2022

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Canada 0.4%
Shopify, Inc., Class A(a)	293,274	9,282,122
France 0.2%
Capgemini SE	29,603	5,114,745
Germany 0.4%
SAP SE, ADR	100,005	8,522,426
Ireland 1.4%
Accenture PLC, Class A	101,450	29,264,267
Israel 0.2%
Global-e Online Ltd.(a)	146,092	4,615,046
Japan 0.5%
Keyence Corp.	29,800	11,189,127
Netherlands 3.7%
Adyen NV(a)	708	1,092,547
ASML Holding NV	87,825	43,028,980
NXP Semiconductors NV	142,060	23,380,235
STMicroelectronics NV, Registered Shares	351,232	12,257,997
Total		79,759,759
Norway 0.1%
SmartCraft ASA(a)	1,661,863	3,043,506
South Korea 1.0%
Samsung Electronics Co., Ltd.	502,688	22,269,468
Taiwan 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	508,193	42,357,887
United States 88.7%
Activision Blizzard, Inc.	276,309	21,687,493
Adobe, Inc.(a)	81,962	30,607,889
Advanced Micro Devices, Inc.(a)	323,582	27,462,404
Airbnb, Inc., Class A(a)	82,428	9,324,255
Akamai Technologies, Inc.(a)	54,851	4,951,948
Alphabet, Inc., Class A(a)	1,090,375	118,000,382
Amazon.com, Inc.(a)	675,651	85,652,277
Amphenol Corp., Class A	137,002	10,073,757
Analog Devices, Inc.	160,529	24,324,959
ANSYS, Inc.(a)	45,219	11,227,878
Common Stocks (continued)
Issuer	Shares	Value ($)
Apple, Inc.	1,508,404	237,151,277
Applied Materials, Inc.	308,150	28,987,671
Arista Networks, Inc.(a)	108,269	12,979,288
Atlassian Corp. PLC, Class A(a)	64,731	16,031,279
Autodesk, Inc.(a)	34,086	6,876,510
Automatic Data Processing, Inc.	94,249	23,035,398
Bill.com Holdings, Inc.(a)	29,573	4,787,277
Block, Inc., Class A(a)	139,998	9,647,262
Booking Holdings, Inc.(a)	4,810	9,022,646
Broadcom, Inc.	122,480	61,130,993
Cadence Design Systems, Inc.(a)	92,457	16,066,253
CDW Corp.	56,387	9,625,261
Cisco Systems, Inc.	463,538	20,729,419
Cognizant Technology Solutions Corp., Class A	66,384	4,193,477
Comcast Corp., Class A	110,417	3,995,991
Corning, Inc.	131,163	4,501,514
Crowdstrike Holdings, Inc., Class A(a)	108,087	19,737,767
Doximity, Inc., Class A(a)	52,949	1,757,377
Electronic Arts, Inc.	56,157	7,124,639
EngageSmart, Inc.(a)	240,649	4,805,761
EPAM Systems, Inc.(a)	3,460	1,475,690
Fidelity National Information Services, Inc.	162,703	14,866,173
Fiserv, Inc.(a)	98,439	9,961,042
Flywire Corp.(a)	89,046	2,213,684
Fortinet, Inc.(a)	355,024	17,286,119
Global Payments, Inc.	75,918	9,431,293
HP, Inc.	191,080	5,485,907
Intel Corp.	352,357	11,247,235
Intuit, Inc.	71,901	31,045,414
Keysight Technologies, Inc.(a)	65,686	10,765,279
KLA Corp.	35,615	12,256,190
Lam Research Corp.	135,741	59,442,341
Livent Corp.(a)	223,877	7,204,362
Marvell Technology, Inc.	683,105	31,982,976
MasterCard, Inc., Class A	169,961	55,130,250
Match Group, Inc.(a)	79,950	4,519,574
Meta Platforms, Inc., Class A(a)	91,396	14,891,150
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Microchip Technology, Inc.	161,156	10,515,429
Micron Technology, Inc.	335,050	18,940,377
Microsoft Corp.	822,430	215,040,772
MongoDB, Inc.(a)	35,225	11,372,744
Motorola Solutions, Inc.	56,554	13,765,809
NetApp, Inc.	217,373	15,679,114
Netflix, Inc.(a)	30,622	6,845,854
NVIDIA Corp.	405,521	61,209,340
Oracle Corp.	212,271	15,739,895
Palo Alto Networks, Inc.(a)	31,276	17,414,790
Paycom Software, Inc.(a)	23,745	8,339,244
PayPal Holdings, Inc.(a)	195,352	18,253,691
QUALCOMM, Inc.	158,971	21,027,094
RingCentral, Inc., Class A(a)	37,166	1,599,625
Salesforce, Inc.(a)	140,897	21,996,840
SBA Communications Corp.	26,988	8,777,847
SentinelOne, Inc., Class A(a)	122,660	3,349,845
ServiceNow, Inc.(a)	41,092	17,859,405
Sharecare, Inc.(a)	692,612	1,267,480
Shift4 Payments, Inc., Class A(a)	92,739	4,200,149
Snowflake, Inc., Class A(a)	28,022	5,070,581
Splunk, Inc.(a)	37,880	3,410,336
Synopsys, Inc.(a)	170,551	59,014,057
Take-Two Interactive Software, Inc.(a)	34,731	4,256,631
TE Connectivity Ltd.	106,425	13,431,899
Tesla, Inc.(a)	87,780	24,193,046
Common Stocks (continued)
Issuer	Shares	Value ($)
Texas Instruments, Inc.	118,801	19,627,113
Thoughtworks Holding, Inc.(a)	215,999	2,842,547
T-Mobile US, Inc.(a)	80,299	11,559,844
Toast, Inc., Class A(a)	121,245	2,295,168
Trade Desk, Inc. (The), Class A(a)	103,858	6,511,897
Twilio, Inc., Class A(a)	43,954	3,058,319
Uber Technologies, Inc.(a)	446,653	12,845,740
VeriSign, Inc.(a)	75,732	13,799,885
Visa, Inc., Class A	317,228	63,036,376
Visteon Corp.(a)	64,499	7,728,915
Walt Disney Co. (The)(a)	82,846	9,285,380
Warner Bros Discovery, Inc.(a)	145,640	1,928,274
Western Digital Corp.(a)	215,415	9,103,438
Workday, Inc., Class A(a)	26,640	4,383,878
Total		1,915,283,649
Total Common Stocks (Cost $953,964,700)		2,130,702,002

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(b),(c)	28,868,407	28,853,973
Total Money Market Funds (Cost $28,850,983)		28,853,973
Total Investments in Securities (Cost $982,815,683)		2,159,555,975
Other Assets & Liabilities, Net		874,349
Net Assets		$2,160,430,324

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	36,353,432	267,016,693	(274,510,949)	(5,203)	28,853,973	(8,374)	178,381	28,868,407
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Technology Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Canada	9,282,122	—	—	9,282,122
France	—	5,114,745	—	5,114,745
Germany	8,522,426	—	—	8,522,426
Ireland	29,264,267	—	—	29,264,267
Israel	4,615,046	—	—	4,615,046
Japan	—	11,189,127	—	11,189,127
Netherlands	78,667,212	1,092,547	—	79,759,759
Norway	—	3,043,506	—	3,043,506
South Korea	—	22,269,468	—	22,269,468
Taiwan	42,357,887	—	—	42,357,887
United States	1,915,283,649	—	—	1,915,283,649
Total Common Stocks	2,087,992,609	42,709,393	—	2,130,702,002
Money Market Funds	28,853,973	—	—	28,853,973
Total Investments in Securities	2,116,846,582	42,709,393	—	2,159,555,975
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Technology Growth Fund | Annual Report 2022

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $953,964,700)	$2,130,702,002
Affiliated issuers (cost $28,850,983)	28,853,973
Receivable for:
Capital shares sold	1,440,317
Dividends	1,393,540
Foreign tax reclaims	73,210
Prepaid expenses	27,994
Trustees’ deferred compensation plan	111,012
Total assets	2,162,602,048
Liabilities
Payable for:
Capital shares purchased	1,647,027
Management services fees	48,059
Distribution and/or service fees	7,834
Transfer agent fees	237,953
Compensation of board members	31,736
Other expenses	88,103
Trustees’ deferred compensation plan	111,012
Total liabilities	2,171,724
Net assets applicable to outstanding capital stock	$2,160,430,324
Represented by
Paid in capital	946,758,624
Total distributable earnings (loss)	1,213,671,700
Total - representing net assets applicable to outstanding capital stock	$2,160,430,324
Class A
Net assets	$521,027,381
Shares outstanding	10,446,385
Net asset value per share	$49.88
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$52.92
Advisor Class
Net assets	$85,830,708
Shares outstanding	1,616,983
Net asset value per share	$53.08
Class C
Net assets	$152,316,797
Shares outstanding	3,497,826
Net asset value per share	$43.55
Institutional Class
Net assets	$813,075,742
Shares outstanding	15,542,701
Net asset value per share	$52.31
Institutional 2 Class
Net assets	$152,756,126
Shares outstanding	2,855,306
Net asset value per share	$53.50
Institutional 3 Class
Net assets	$435,423,570
Shares outstanding	8,109,062
Net asset value per share	$53.70
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2022	13

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$18,448,204
Dividends — affiliated issuers	178,381
Foreign taxes withheld	(641,751)
Total income	17,984,834
Expenses:
Management services fees	21,893,401
Distribution and/or service fees
Class A	1,602,302
Class C	2,009,686
Transfer agent fees
Class A	706,581
Advisor Class	127,149
Class C	221,452
Institutional Class	1,317,200
Institutional 2 Class	110,098
Institutional 3 Class	24,044
Compensation of board members	47,996
Custodian fees	73,849
Printing and postage fees	121,722
Registration fees	130,778
Audit fees	32,760
Legal fees	38,330
Compensation of chief compliance officer	772
Other	50,264
Total expenses	28,508,384
Expense reduction	(120)
Total net expenses	28,508,264
Net investment loss	(10,523,430)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	86,467,150
Investments — affiliated issuers	(8,374)
Foreign currency translations	(43,174)
Net realized gain	86,415,602
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(820,646,540)
Investments — affiliated issuers	(5,203)
Foreign currency translations	(7,557)
Net change in unrealized appreciation (depreciation)	(820,659,300)
Net realized and unrealized loss	(734,243,698)
Net decrease in net assets resulting from operations	$(744,767,128)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Technology Growth Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment loss	$(10,523,430)	$(12,282,576)
Net realized gain	86,415,602	146,471,228
Net change in unrealized appreciation (depreciation)	(820,659,300)	648,458,841
Net increase (decrease) in net assets resulting from operations	(744,767,128)	782,647,493
Distributions to shareholders
Net investment income and net realized gains
Class A	(30,250,343)	(5,485,992)
Advisor Class	(5,648,183)	(1,354,857)
Class C	(9,216,658)	(2,302,759)
Institutional Class	(58,805,302)	(12,661,305)
Institutional 2 Class	(9,361,729)	(2,045,536)
Institutional 3 Class	(19,242,649)	(3,255,656)
Total distributions to shareholders	(132,524,864)	(27,106,105)
Decrease in net assets from capital stock activity	(189,662,493)	(85,497,066)
Total increase (decrease) in net assets	(1,066,954,485)	670,044,322
Net assets at beginning of year	3,227,384,809	2,557,340,487
Net assets at end of year	$2,160,430,324	$3,227,384,809
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2022	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,621,216	97,434,247	2,601,093	151,912,989
Distributions reinvested	403,671	26,932,912	85,071	4,843,078
Redemptions	(2,211,457)	(129,855,926)	(2,329,655)	(136,127,504)
Net increase (decrease)	(186,570)	(5,488,767)	356,509	20,628,563
Advisor Class
Subscriptions	424,128	27,391,632	779,152	48,269,560
Distributions reinvested	77,045	5,460,919	21,781	1,313,805
Redemptions	(921,483)	(59,197,248)	(2,847,580)	(158,868,584)
Net decrease	(420,310)	(26,344,697)	(2,046,647)	(109,285,219)
Class C
Subscriptions	295,862	16,031,913	527,979	27,251,116
Distributions reinvested	147,721	8,650,536	42,629	2,141,276
Redemptions	(948,069)	(49,328,340)	(1,013,612)	(52,557,189)
Net decrease	(504,486)	(24,645,891)	(443,004)	(23,164,797)
Institutional Class
Subscriptions	3,589,971	218,299,110	3,824,124	232,020,778
Distributions reinvested	625,016	43,657,376	155,026	9,222,520
Redemptions	(8,331,772)	(494,807,490)	(5,045,996)	(313,649,025)
Net decrease	(4,116,785)	(232,851,004)	(1,066,846)	(72,405,727)
Institutional 2 Class
Subscriptions	514,999	32,257,304	949,181	59,312,190
Distributions reinvested	131,098	9,361,729	33,666	2,045,536
Redemptions	(1,016,556)	(67,563,321)	(1,026,308)	(64,203,980)
Net decrease	(370,459)	(25,944,288)	(43,461)	(2,846,254)
Institutional 3 Class
Subscriptions	4,106,347	249,400,923	3,117,845	196,817,802
Distributions reinvested	267,546	19,169,684	53,263	3,246,413
Redemptions	(2,293,150)	(142,958,453)	(1,572,241)	(98,487,847)
Net increase	2,080,743	125,612,154	1,598,867	101,576,368
Total net decrease	(3,517,867)	(189,662,493)	(1,644,582)	(85,497,066)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Technology Growth Fund | Annual Report 2022

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Columbia Global Technology Growth Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2022	$68.96	(0.31)	(15.91)	(16.22)	(2.86)	(2.86)
Year Ended 8/31/2021	$52.81	(0.34)	17.02	16.68	(0.53)	(0.53)
Year Ended 8/31/2020	$35.69	(0.14)	17.76	17.62	(0.50)	(0.50)
Year Ended 8/31/2019	$36.28	(0.05)	1.10	1.05	(1.64)	(1.64)
Year Ended 8/31/2018	$28.59	(0.11)	8.86	8.75	(1.06)	(1.06)
Advisor Class
Year Ended 8/31/2022	$73.19	(0.18)	(16.90)	(17.08)	(3.03)	(3.03)
Year Ended 8/31/2021	$55.95	(0.20)	18.04	17.84	(0.60)	(0.60)
Year Ended 8/31/2020	$37.69	(0.04)	18.80	18.76	(0.50)	(0.50)
Year Ended 8/31/2019	$38.21	0.04	1.16	1.20	(1.72)	(1.72)
Year Ended 8/31/2018	$30.05	(0.02)	9.31	9.29	(1.13)	(1.13)
Class C
Year Ended 8/31/2022	$60.51	(0.67)	(13.93)	(14.60)	(2.36)	(2.36)
Year Ended 8/31/2021	$46.75	(0.69)	14.98	14.29	(0.53)	(0.53)
Year Ended 8/31/2020	$31.88	(0.40)	15.77	15.37	(0.50)	(0.50)
Year Ended 8/31/2019	$32.54	(0.27)	0.99	0.72	(1.38)	(1.38)
Year Ended 8/31/2018	$25.78	(0.32)	7.97	7.65	(0.89)	(0.89)
Institutional Class
Year Ended 8/31/2022	$72.17	(0.17)	(16.66)	(16.83)	(3.03)	(3.03)
Year Ended 8/31/2021	$55.18	(0.20)	17.79	17.59	(0.60)	(0.60)
Year Ended 8/31/2020	$37.17	(0.04)	18.55	18.51	(0.50)	(0.50)
Year Ended 8/31/2019	$37.72	0.03	1.15	1.18	(1.73)	(1.73)
Year Ended 8/31/2018	$29.68	(0.03)	9.20	9.17	(1.13)	(1.13)
Institutional 2 Class
Year Ended 8/31/2022	$73.74	(0.14)	(17.03)	(17.17)	(3.07)	(3.07)
Year Ended 8/31/2021	$56.36	(0.17)	18.18	18.01	(0.63)	(0.63)
Year Ended 8/31/2020	$37.94	(0.01)	18.93	18.92	(0.50)	(0.50)
Year Ended 8/31/2019	$38.45	0.06	1.18	1.24	(1.75)	(1.75)
Year Ended 8/31/2018	$30.23	(0.00)(d)	9.37	9.37	(1.15)	(1.15)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Technology Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022	$49.88	(24.57%)	1.18%	1.18%(c)	(0.52%)	8%	$521,027
Year Ended 8/31/2021	$68.96	31.80%	1.18%	1.18%(c)	(0.57%)	18%	$733,206
Year Ended 8/31/2020	$52.81	49.88%	1.22%	1.22%(c)	(0.35%)	12%	$542,684
Year Ended 8/31/2019	$35.69	4.08%	1.24%	1.24%	(0.16%)	40%	$333,217
Year Ended 8/31/2018	$36.28	31.32%	1.25%	1.25%(c)	(0.33%)	28%	$372,730
Advisor Class
Year Ended 8/31/2022	$53.08	(24.38%)	0.92%	0.92%(c)	(0.27%)	8%	$85,831
Year Ended 8/31/2021	$73.19	32.12%	0.93%	0.93%(c)	(0.32%)	18%	$149,110
Year Ended 8/31/2020	$55.95	50.26%	0.97%	0.97%(c)	(0.10%)	12%	$228,489
Year Ended 8/31/2019	$37.69	4.33%	0.99%	0.99%	0.11%	40%	$135,472
Year Ended 8/31/2018	$38.21	31.65%	1.01%	1.01%(c)	(0.05%)	28%	$104,061
Class C
Year Ended 8/31/2022	$43.55	(25.12%)	1.92%	1.92%(c)	(1.27%)	8%	$152,317
Year Ended 8/31/2021	$60.51	30.80%	1.93%	1.93%(c)	(1.32%)	18%	$242,186
Year Ended 8/31/2020	$46.75	48.77%	1.97%	1.97%(c)	(1.10%)	12%	$207,808
Year Ended 8/31/2019	$31.88	3.31%	1.99%	1.99%	(0.90%)	40%	$139,366
Year Ended 8/31/2018	$32.54	30.31%	2.00%	2.00%(c)	(1.08%)	28%	$139,590
Institutional Class
Year Ended 8/31/2022	$52.31	(24.38%)	0.92%	0.92%(c)	(0.27%)	8%	$813,076
Year Ended 8/31/2021	$72.17	32.11%	0.93%	0.93%(c)	(0.32%)	18%	$1,418,896
Year Ended 8/31/2020	$55.18	50.29%	0.97%	0.97%(c)	(0.10%)	12%	$1,143,613
Year Ended 8/31/2019	$37.17	4.32%	0.99%	0.99%	0.09%	40%	$693,232
Year Ended 8/31/2018	$37.72	31.64%	1.00%	1.00%(c)	(0.09%)	28%	$686,134
Institutional 2 Class
Year Ended 8/31/2022	$53.50	(24.33%)	0.87%	0.87%	(0.22%)	8%	$152,756
Year Ended 8/31/2021	$73.74	32.20%	0.87%	0.87%	(0.26%)	18%	$237,884
Year Ended 8/31/2020	$56.36	50.35%	0.90%	0.90%	(0.03%)	12%	$184,262
Year Ended 8/31/2019	$37.94	4.42%	0.92%	0.92%	0.17%	40%	$130,115
Year Ended 8/31/2018	$38.45	31.73%	0.93%	0.93%	(0.00%)(d)	28%	$101,134
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2022	$74.00	(0.11)	(17.09)	(17.20)	(3.10)	(3.10)
Year Ended 8/31/2021	$56.55	(0.14)	18.25	18.11	(0.66)	(0.66)
Year Ended 8/31/2020	$38.04	0.01	19.00	19.01	(0.50)	(0.50)
Year Ended 8/31/2019	$38.55	0.08	1.18	1.26	(1.77)	(1.77)
Year Ended 8/31/2018	$30.31	0.01	9.39	9.40	(1.16)	(1.16)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Technology Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2022	$53.70	(24.29%)	0.82%	0.82%	(0.16%)	8%	$435,424
Year Ended 8/31/2021	$74.00	32.27%	0.82%	0.82%	(0.21%)	18%	$446,103
Year Ended 8/31/2020	$56.55	50.46%	0.85%	0.85%	0.02%	12%	$250,485
Year Ended 8/31/2019	$38.04	4.47%	0.87%	0.87%	0.22%	40%	$102,746
Year Ended 8/31/2018	$38.55	31.77%	0.88%	0.88%	0.03%	28%	$64,995
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2022	21

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Global Technology Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Global Technology Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Global Technology Growth Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2022 was 0.80% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
24	Columbia Global Technology Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $120.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Global Technology Growth Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	889,753
Class C	—	1.00(b)	9,791

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2022 through December 31, 2022	Prior to January 1, 2022
Class A	1.37%	1.38%
Advisor Class	1.12	1.13
Class C	2.12	2.13
Institutional Class	1.12	1.13
Institutional 2 Class	1.07	1.07
Institutional 3 Class	1.02	1.02
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
26	Columbia Global Technology Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, late-year ordinary losses, post-October capital losses, trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
4,864,413	(14,925,413)	10,061,000
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
34,587,710	97,937,154	132,524,864	2,579,075	24,527,030	27,106,105
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	60,238,495	—	1,171,098,892
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
988,457,083	1,252,735,013	(81,636,121)	1,171,098,892
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
5,666,075	11,852,672
Columbia Global Technology Growth Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $228,153,754 and $552,403,962, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended August 31, 2022.
28	Columbia Global Technology Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Global Technology Growth Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, two unaffiliated shareholders of record owned 24.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Global Technology Growth Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Global Technology Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Technology Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Technology Growth Fund | Annual Report 2022	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
60.13%	48.55%	$94,088,106
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Global Technology Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Global Technology Growth Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
34	Columbia Global Technology Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Global Technology Growth Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
36	Columbia Global Technology Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Columbia Global Technology Growth Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Global Technology Growth Fund | Annual Report 2022

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Technology Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Global Technology Growth Fund | Annual Report 2022	39

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
40	Columbia Global Technology Growth Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Global Technology Growth Fund | Annual Report 2022	41

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
42	Columbia Global Technology Growth Fund | Annual Report 2022

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Columbia Global Technology Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN234_08_M01_(10/22)

Annual Report
August 31, 2022
Multi-Manager Total Return Bond Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Total Return Bond Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Total Return Bond Strategies Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of capital appreciation and current income.
Portfolio management
Loomis, Sayles & Company, L.P.
Christopher Harms
Clifton Rowe, CFA
Daniel Conklin, CFA
PGIM, Inc.
Michael Collins, CFA
Robert Tipp, CFA
Richard Piccirillo
Gregory Peters
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Bryan Whalen, CFA
Voya Investment Management Co. LLC
Matthew Toms, CFA
Randall Parrish, CFA
David Goodson
Average annual total returns (%) (for the period ended August 31, 2022)
	Inception	1 Year	5 Years	10 Years
Institutional Class*	01/03/17	-12.40	0.49	1.45
Institutional 3 Class*	12/18/19	-12.28	0.49	1.46
Bloomberg U.S. Aggregate Bond Index		-11.52	0.52	1.35
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of a class include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Total Return Bond Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2022)
Asset-Backed Securities — Non-Agency	10.0
Commercial Mortgage-Backed Securities - Agency	0.9
Commercial Mortgage-Backed Securities - Non-Agency	5.4
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	30.2
Foreign Government Obligations	1.6
Inflation-Indexed Bonds	0.0(a)
Money Market Funds	10.2
Municipal Bonds	0.4
Residential Mortgage-Backed Securities - Agency	21.0
Residential Mortgage-Backed Securities - Non-Agency	4.2
Rights	0.0(a)
Senior Loans	0.6
Treasury Bills	2.0
U.S. Government & Agency Obligations	0.1
U.S. Treasury Obligations	13.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at August 31, 2022)
AAA rating	53.9
AA rating	3.9
A rating	13.2
BBB rating	18.7
BB rating	4.8
B rating	2.3
CCC rating	0.8
CC rating	0.3
C rating	0.0(a)
Not rated	2.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2022)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	118.8	(18.7)	100.1
Foreign Currency Derivative Contracts	—	(0.1)	(0.1)
Total Notional Market Value of Derivative Contracts	118.8	(18.8)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
The Fund is currently managed by four independent money management firms, and each invests a portion of the portfolio’s assets. As of August 31, 2022, Loomis, Sayles & Company, L.P. (Loomis Sayles), PGIM, Inc. (PGIM), TCW Investment Management Company LLC (TCW) and Voya Investment Management Co. LLC (Voya) managed approximately 20.7%, 26.9%, 26.9% and 25.5% of the portfolio, respectively.
For the 12-month period that ended August 31, 2022, Institutional Class shares of the Fund returned -12.40%. The Fund slightly underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -11.52% for the same time period.
Market overview
Market concerns towards the latter part of 2021 were marked by emerging inflationary pressures and the continuation of pandemic-related headwinds as the Delta variant of COVID-19 gave way to the more contagious Omicron variant. Notwithstanding the uptick in cases and increased transmissibility of the virus, the economy remained largely resilient with solid non-farm payroll reports and strong retail sales, leading the Federal Open Market Committee (FOMC) to announce (and later accelerate) a tapering timeline through year-end. The November Consumer Price Index (CPI) report highlighted growing price pressures faced by consumers, with essentials such as gas and rent largely contributing to the surging figure, while consumers also bore the brunt of cost pressures passed along by businesses combating supply chain bottlenecks and labor supply issues. Meanwhile, equity markets remained strong after bouncing back from the pandemic lows of 2020, illustrated by a 28% return for the 2021 calendar year by the S&P 500 Index, while Q4 2021 gross domestic product (GDP) also rebounded, posting a nearly 7% annualized increase.
As the calendar turned from 2021 to 2022, the combination of strong economic data and elevated inflation reports gave the FOMC cover to announce its first rate hike since late 2018, effective in March 2022. Markets quickly repriced, with the expectations of a more aggressive Federal Reserve (Fed) dragging down most risk assets while Treasury yields rose across the maturity spectrum in the early months of the year. Investors, already trying to navigate the removal of accommodative policy, lingering COVID variants and elevated prices faced another headwind when Russia invaded Ukraine in February, adding geopolitical tension into the confluence of factors contributing to a difficult environment in the first half of the year. Commodity prices surged as supply and demand technicals became sharply skewed from the war, exacerbating inflationary concerns and leading to a 9.1% year-over-year increase in June’s CPI report – the largest increase since 1981. The FOMC delivered back-to-back 75 basis point (bps) rate hikes in the June and July meetings in an effort to combat this climbing inflation, resulting in a tightening of financial conditions and a drag on risk assets. (A basis point is 1/100 of a percent.) Treasury yields soared, led by more policy-sensitive short rates, which resulted in the inversion of the U.S. Treasury yield curve towards the end of the second quarter, with the climb in yields also accompanied by negative GDP reports. Investor sentiment, as measured by the University of Michigan Consumer Sentiment Index, reached a 40-year low amid elevated price pressures and slowing growth, though a brief rally in July (spurred mainly by optimism that financial conditions may loosen as inflation came in slightly below forecast) led to an improved reading during the summer months. Chair Powell’s speech at the FOMC’s annual retreat in Jackson Hole quickly dampened any ideas of less restrictive policy, however, as he reaffirmed the committee’s focus on fighting inflation despite the potential economic pain that may ensue.
Against this backdrop of rising rates, slowing growth, continued COVID-related concerns and sustained geopolitical tension, risk assets declined with both equity and fixed-income markets falling just over 11% for the trailing 1-year period, as measured by the S&P 500 Index and Bloomberg U.S. Aggregate Bond Index, respectively. Further, the Bloomberg U.S. Aggregate Bond Index suffered the largest drawdown since its inception during the second quarter of 2022, emphasizing the toll the challenging economic and financial conditions had on asset prices. Unsurprisingly, all fixed-income sectors posted negative total and excess returns, with asset-backed securities (ABS) the top performer during the past twelve months at “only” negative 32 bps excess returns. Investment-grade corporates fell nearly 15% over the period as rising rates weighed on corporate spreads, while agency mortgage-backed securities (MBS) also suffered amid the sustained rate volatility and prospect of active Fed sales as the announcement of tapering in late 2021 eventually gave way to the most aggressive hiking regime in four decades. Meanwhile, emerging markets were among the worst performers in the fixed-income space as rising rates, slowing growth and the conflict in Eastern Europe weighed on the sector, while the more levered and riskier high-yield corporate sector also severely underperformed.
6	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Loomis Sayles
Our portion of the Fund outperformed the benchmark during the 12-month period that ended August 31, 2022.
Notable contributors in our portion of the Fund during the period
•	Positive issue selection drove our portion of the Fund to outperform the benchmark during the period.
•	Issue selection was positive in investment-grade corporate bonds and securitized credit.
•	Securitized credit provided the largest benefit to performance as positive excess return from holdings in CMBS and ABS-car loans sectors drove results. Investment-grade corporate bonds also positively contributed as holdings in technology, banking, and consumer non-cyclical benefitted performance.
Notable detractors in our portion of the Fund during the period
•	Sector allocation was the primary detractor from excess returns for the period.
•	Having a tilt toward risk sectors in our portion of the Fund in a period when risk-free assets outperformed risk assets, detracted during the period.
•	Our portion of the Fund had an underweight allocation to government securities including U.S. Treasuries and agency MBS, and an overweight to corporate bonds, which detracted from results versus the benchmark during the period.
Derivatives usage in our portion of the Fund
Our portion of the Fund used interest rate futures to manage duration and yield curve positioning. The impact of these instruments on performance was negligible.
PGIM
Our portion of the Fund underperformed the benchmark during the period.
Notable detractors in our portion of the Fund during the period
•	Sector allocation and security selection detracted from performance in our portion of the Fund for the period.
○	Overweight allocations in high yield, collateralized loan obligations (CLOs), CMBS and investment-grade corporates detracted from performance.
○	Positioning in investment-grade corporates, emerging markets, Treasuries and high yield hurt performance.
○	Within credit, positioning in foreign non-corporates, health care and pharmaceutical and banking were negative.
○	Overweights to Ukraine, Bausch Health Companies and Viatris weighed on performance.
•	Duration positioning detracted from relative performance over the reporting period. Specifically, a long duration position in U.S. rates for most of the period limited results.
Notable contributors in our portion of the Fund during the period
•	Yield curve positioning added value. Our portion of the Fund was positioned in a curve flattener stance for most of the period, which added value as the curve flattened over the period.
•	Although overall sector allocation was negative for the period, an underweight to MBS added to performance.
○	Positioning in municipals, CLOs and MBS also contributed.
○	Within credit, positioning in upstream energy, education revenue municipals and electric utilities added to performance.
•	Looking at specific issuers, overweights to Occidental Petroleum, Vistra and Bombardier were additive.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Derivatives usage in our portion of the Fund
U.S. Treasury futures were used mainly for hedging and duration/yield curve management. Certain positions may be employed from time to time for investment purposes or to capture desired interest rate exposure more efficiently and/or cheaply than via cash bonds. Over the one-year period, the use of Treasury futures detracted modestly from performance in our portion of the Fund.
TCW
Our portion of the Fund underperformed the benchmark during the period.
Notable detractors in our portion of the Fund during the period
•	Securitized credit holdings detracted from performance in our portion of the Fund during the period, mainly from a position in residential MBS.
○	An overweight to agency MBS was maintained throughout the year, which was a drag given that the sector lagged duration-adjusted Treasuries by nearly 150 bps. With the Fed embarking on its most aggressive hiking cycle in decades, sustained rate volatility and investors worrying about outright MBS sales from the Fed, the sector faltered throughout the year.
○	On the non-agency side, restrictive monetary policy and a slowdown in home price appreciation from prior levels also weighed on non-agency MBS.
○	Small positions in ABS and CMBS detracted on the margin as yield spreads in both sectors widened in sympathy with broader markets.
•	Our portion of the Fund maintained a curve-steepening bias throughout the period. This positioning weighed on returns as the underweight to longer maturities and overweight to shorter maturities throughout the year was a drag given the rapid increase in short rates in conjunction with the Fed’s rate hikes.
Notable contributors in our portion of the Fund during the period
•	Our portion of the Fund was positioned with a shorter duration than that of the benchmark for the first seven months of the period. As rates began to rise on the Fed’s comments of tapering in late 2021 and eventual announcement of forthcoming rate hikes in early 2022, this positioning helped insulate our portion of the Fund from the negative effects of climbing rates. With Treasury yields surging in March and prices approaching fair value, we added duration in a disciplined manner, moving to an overweight duration position in April as Treasury yields continued their ascent, with the overweight maintained through the end of the reporting period.
•	Corporate credit was additive from a positioning standpoint. The Fund entered the period positioned defensively with a relative underweight to corporate credit overall, which was maintained for a majority of the year. With investment-grade corporates declining nearly 15%, our portion of the Fund was able to avoid the worst of the downdraft from widening yield spreads and declining prices.
Derivatives usage in our portion of the Fund
Derivative instruments in our portion of the Fund are used primarily to manage duration and curve exposure. Throughout the period, we used Treasury futures to manage duration and interest rate swaps for curve exposure. The Treasury futures position weighed on performance in absolute terms, while the swap exposure was essentially neutral.
Voya
Our portion of the Fund underperformed the benchmark during the period.
Notable detractors in our portion of the Fund during the period
•	As spreads widened, sector allocation weighed on performance for the period. Overweights in corporate sectors versus U.S. Treasuries in our portion of the Fund were headwinds amid the risk-off sentiment in 2022.
8	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Relative to security selection, negative contributions from within ABS largely reflected allocations to higher yielding CLOs, emerging markets sovereign debt and corporates that included Russian exposure, as well as selection within investment-grade corporate bonds.
Notable contributors in our portion of the Fund during the period
•	Our portion of the Fund maintained a more defensive stance with regard to both duration and yield curve positioning during the period, which contributed to relative performance. The portfolio generally held a modest underweight position throughout the reporting period, ending the reporting period in a neutral duration position.
•	Sector allocation also contributed, particularly an overweight to ABS, reflecting the sector’s lower beta characteristics. Our decision to allocate to non-agency residential MBS and single-family credit risk transfer (CRT) bonds added to performance, underpinned by the strong housing market and resilient consumers. CRT bonds are agency mortgage securities not guaranteed by Fannie Mae and Freddie Mac.
•	Relative to security selection, selection within agency MBS, which included collateralized mortgage obligations, as well as CMBS also added to performance for the reporting period.
Derivatives usage in our portion of the Fund
We used interest rate futures to hedge duration in our portion of the Fund. CDX HY were used for hedging credit risk and yield enhancement. Derivatives achieved their objectives despite not being a significant driver of performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	916.60	1,022.74	2.37	2.50	0.49
Institutional 3 Class	1,000.00	1,000.00	916.80	1,022.84	2.27	2.40	0.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 11.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Affirm Asset Securitization Trust(a)
Series 2021-B Class A
08/17/2026	1.030%	2,510,000	2,375,964
Series 2022-A Class A
05/17/2027	4.300%	525,000	510,119
AGL CLO 11 Ltd.(a),(b)
Series 2021-11A Class AJ
3-month USD LIBOR + 1.350% Floor 1.350% 04/15/2034	3.862%	12,200,000	11,671,703
AGL CLO 12 Ltd.(a),(b)
Series 2021-12A Class C
3-month USD LIBOR + 1.850% Floor 1.850% 07/20/2034	4.560%	1,000,000	932,942
AGL CLO Ltd.(a),(b)
Series 2021-13A Class A1
3-month USD LIBOR + 1.160% Floor 1.160% 10/20/2034	3.870%	5,250,000	5,108,497
AIG CLO(a),(b)
Series 2021-1A Class C
3-month USD LIBOR + 1.750% Floor 1.750% 04/22/2034	4.509%	1,750,000	1,609,928
AIG CLO Ltd.(a),(b)
Series 2019-2A Class AR
3-month USD LIBOR + 1.100% Floor 1.100% 10/25/2033	3.883%	12,500,000	12,236,275
Series 2021-2A Class A
3-month USD LIBOR + 1.170% Floor 1.170% 07/20/2034	3.880%	6,950,000	6,767,319
AIMCO CLO Ltd.(a),(b)
Series 2020-11A Class AR
3-month USD LIBOR + 1.130% Floor 1.130% 10/17/2034	3.870%	4,000,000	3,903,100
Allegro CLO VII Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 06/13/2031	3.612%	7,500,000	7,356,293
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2020-4 Class C
12/14/2026	1.310%	2,543,586	2,510,065
Subordinated Series 2021-1 Class B
03/13/2025	0.610%	11,933	11,915
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-3 Class B
02/13/2026	0.660%	2,430,000	2,406,012
Americredit Automobile Receivables Trust
Subordinated Series 2022-1 Class B
04/19/2027	2.770%	2,175,000	2,100,457
AmeriCredit Automobile Receivables Trust
Series 2019-2 Class B
07/18/2024	2.540%	1,699,225	1,697,953
Series 2020-1 Class D
12/18/2025	1.800%	950,000	911,316
Series 2020-2 Class D
03/18/2026	2.130%	500,000	479,573
Series 2021-2 Class B
01/19/2027	0.690%	2,380,000	2,249,149
Series 2022-2 Class A3
04/18/2028	4.380%	2,090,000	2,077,859
Subordinated Series 2019-1 Class D
03/18/2025	3.620%	2,250,000	2,224,658
Subordinated Series 2019-3 Class D
09/18/2025	2.580%	1,450,000	1,409,526
Subordinated Series 2020-2 Class B
02/18/2026	0.970%	540,000	528,229
Subordinated Series 2021-2 Class C
01/19/2027	1.010%	2,905,000	2,711,510
Subordinated Series 2021-3 Class C
08/18/2027	1.410%	3,080,000	2,856,018
Anchorage Capital CLO Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.250% 10/13/2030	3.705%	5,250,000	5,188,234
Series 2016-8A Class AR2
3-month USD LIBOR + 1.200% Floor 1.200% 10/27/2034	3.969%	11,500,000	11,203,599
Series 2021-21A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/20/2034	4.460%	10,000,000	9,596,690
Apidos CLO XXII(a),(b)
Series 2015-22A Class A1R
3-month USD LIBOR + 1.060% 04/20/2031	3.770%	6,400,000	6,308,435
Apidos CLO XXIV(a),(b)
Series 2016-24A
3-month USD LIBOR + 2.050% Floor 2.050% 10/20/2030	4.760%	2,900,000	2,747,019
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Applebee’s Funding LLC/IHOP Funding LLC(a)
Series 2019-1A Class A2I
06/07/2049	4.194%	1,039,500	1,013,990
Series 2019-1A Class AII
06/07/2049	4.723%	495,000	457,343
Aqua Finance Trust(a)
Series 2020-AA Class A
07/17/2046	1.900%	873,284	828,761
Series 2021-A Class A
07/17/2046	1.540%	2,405,556	2,230,105
ArrowMark Colorado Holdings(a),(b)
Series 2017-6A Class A1
3-month USD LIBOR + 1.280% 07/15/2029	3.792%	1,959,692	1,939,162
Atrium XII(a),(b)
Series 2012A Class AR
3-month USD LIBOR + 0.830% 04/22/2027	3.589%	12,630,567	12,480,592
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2017-2A Class A
03/20/2024	2.970%	750,000	747,166
Series 2020-1A Class A
08/20/2026	2.330%	115,000	108,019
Series 2020-2A Class A
02/20/2027	2.020%	1,600,000	1,463,923
Bain Capital Credit CLO Ltd.(a),(b)
Series 2019-3A Class AR
3-month USD LIBOR + 1.160% Floor 1.160% 10/21/2034	3.892%	17,250,000	16,773,106
Balboa Bay Loan Funding Ltd.(a),(b)
Series 2020-1A Class AR
3-month USD LIBOR + 1.120% Floor 1.120% 01/20/2032	3.830%	13,750,000	13,508,137
Barings CLO Ltd.(a),(b)
Series 2020-2A Class AR
3-month USD LIBOR + 1.010% Floor 1.010% 10/15/2033	3.522%	7,500,000	7,381,140
Series 2020-4A Class A
3-month USD LIBOR + 1.220% Floor 1.220% 01/20/2032	3.930%	6,500,000	6,397,833
Beacon Container Finance II LLC(a)
Series 2021-1A Class A
10/22/2046	2.250%	2,200,000	1,984,141
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Benefit Street Partners CLO X Ltd.(a),(b)
Series 2016-10A Class BRR
3-month USD LIBOR + 2.150% Floor 2.150% 04/20/2034	4.860%	2,810,000	2,611,518
BlueMountain CLO XXVIII Ltd.(a),(b)
Series 2021-28A Class C
3-month USD LIBOR + 2.000% Floor 2.000% 04/15/2034	4.512%	1,300,000	1,200,295
BlueMountain CLO XXXI Ltd.(a),(b)
Series 2021-31A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 04/19/2034	4.138%	3,600,000	3,451,817
BlueMountain Fuji US CLO II Ltd.(a),(b)
Series 2017-2A Class A1AR
3-month USD LIBOR + 1.000% 10/20/2030	3.710%	11,500,000	11,336,412
Bojangles Issuer LLC(a)
Series 2020-1A Class A2
10/20/2050	3.832%	1,592,000	1,463,487
Canyon Capital CLO Ltd.(a),(b)
Series 2019-1A Class A1R
3-month USD LIBOR + 1.100% Floor 1.100% 04/15/2032	3.612%	17,500,000	17,189,235
CARDS II Trust(a)
Subordinated Series 2021-1A Class B
04/15/2027	0.931%	2,850,000	2,687,354
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A1AR
3-month USD LIBOR + 1.100% Floor 1.100% 10/15/2030	3.612%	3,975,454	3,922,067
Series 2014-3RA Class A1A
3-month USD LIBOR + 1.050% 07/27/2031	3.819%	21,572,361	21,174,265
Carlyle US CLO Ltd.(a),(b)
Series 2017-2A Class A2R
3-month USD LIBOR + 1.600% Floor 1.600% 07/20/2031	4.310%	2,100,000	1,998,669
Series 2020-1A Class BR
3-month USD LIBOR + 2.000% Floor 2.000% 07/20/2034	4.710%	1,250,000	1,152,295
Carmax Auto Owner Trust
Series 2019-2 Class C
02/18/2025	3.160%	3,270,000	3,246,780

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carvana Auto Receivables Trust
Series 2021-N2 Class B
03/10/2028	0.750%	587,610	556,453
Series 2021-P4 Class A3
01/11/2027	1.310%	6,320,000	6,002,109
Subordinated Series 2021-N4 Class C
09/11/2028	1.720%	1,795,000	1,725,058
Carvana Auto Receivables Trust(c)
Series 2022-P3 Class A3
11/10/2027	4.610%	1,165,000	1,164,763
Chancelight, Inc.(a),(b)
Series 2012-2 Class A
1-month USD LIBOR + 0.730% Floor 0.730% 04/25/2039	3.174%	409,096	407,899
CIFC Funding IV Ltd.(a),(b)
Series 2015-4A Class BR2
3-month USD LIBOR + 1.900% Floor 1.900% 04/20/2034	4.610%	6,300,000	5,858,446
CIFC Funding Ltd.(a),(b)
Series 2019-6A Class A2
3-month USD LIBOR + 1.750% Floor 1.750% 01/16/2033	4.490%	2,000,000	1,945,800
CIT Education Loan Trust(a),(b)
Series 2007-1 Class B
3-month USD LIBOR + 0.300% Floor 0.300% 06/25/2042	2.497%	457,154	427,024
CLI Funding VIII LLC(a)
Series 2022-1A Class A1
01/18/2047	2.720%	2,834,400	2,524,239
Commonbond Student Loan Trust(a)
Series 2018-CGS Class B
02/25/2046	4.250%	185,623	178,705
Series 2020-AGS Class A
08/25/2050	1.980%	1,182,605	1,118,188
Credit Acceptance Auto Loan Trust(a)
Series 2019-3A Class A
11/15/2028	2.380%	293,244	292,953
Series 2020-2A Class A
07/16/2029	1.370%	2,032,390	2,004,175
Series 2020-3A Class B
12/17/2029	1.770%	2,105,000	1,990,180
Series 2021-3A Class A
05/15/2030	1.000%	2,125,000	2,032,228
Series 2021-4 Class A
10/15/2030	1.260%	1,890,000	1,768,889
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Crown Point CLO Ltd.(a),(b)
Series 2021-11A Class A
3-month USD LIBOR + 1.120% Floor 1.120% 01/17/2034	3.860%	14,250,000	13,928,449
DB Master Finance LLC(a)
Series 2017-1A Class A2II
11/20/2047	4.030%	1,193,750	1,120,702
Series 2019-1A Class A23
05/20/2049	4.352%	1,164,000	1,100,576
Series 2019-1A Class A2II
05/20/2049	4.021%	630,500	590,291
Subordinated Series 2021-1A Class A23
11/20/2051	2.791%	4,367,000	3,544,388
Diamond Resorts Owner Trust(a)
Series 2018-1 Class A
01/21/2031	3.700%	795,983	783,446
Domino’s Pizza Master Issuer LLC(a)
Series 2018-1A Class A2I
07/25/2048	4.116%	1,443,750	1,393,083
Series 2021-1A Class A2II
04/25/2051	3.151%	3,160,000	2,728,779
Donlen Fleet Lease Funding 2 LLC(a)
Series 2021-2 Class A2
12/11/2034	0.560%	3,236,583	3,138,756
Drive Auto Receivables Trust
Subordinated Series 2021-1 Class B
07/15/2025	0.650%	1,579,575	1,572,485
Subordinated Series 2021-2 Class B
12/15/2025	0.580%	3,255,000	3,212,439
Subordinated Series 2021-3 Class B
05/15/2026	1.110%	2,745,000	2,614,331
Driven Brands Funding LLC(a)
Series 2019-1A Class A2
04/20/2049	4.641%	1,737,000	1,674,106
Dryden 86 CLO Ltd.(a),(b)
Series 2020-86A Class CR
3-month USD LIBOR + 2.000% Floor 2.000% 07/17/2034	4.740%	3,000,000	2,817,990
Dryden CLO Ltd.(a),(b)
Series 2019-75A Class AR2
3-month USD LIBOR + 1.040% Floor 1.040% 04/15/2034	3.552%	4,000,000	3,891,260
Series 2019-75A Class CR2
3-month USD LIBOR + 1.800% Floor 1.800% 04/15/2034	4.312%	5,000,000	4,599,205

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Auto Owner Trust(a)
Series 2020-2A Class C
03/16/2026	3.280%	1,055,000	1,044,311
Series 2021-1A Class B
09/15/2025	0.620%	60,000	59,005
Series 2021-2A Class B
01/15/2027	0.810%	1,795,000	1,745,722
Subordinated Series 2021-4A Class C
09/15/2027	1.500%	2,550,000	2,404,555
Subordinated Series 2022-2A Class B
01/15/2027	4.220%	4,445,000	4,356,768
Eaton Vance CLO Ltd.(a),(b)
Series 2019-1A Class AR
3-month USD LIBOR + 1.100% Floor 1.100% 04/15/2031	3.612%	4,670,000	4,581,223
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	3.244%	2,851,207	2,818,607
EFS Volunteer No. 2 LLC(a),(b)
Series 2012-1 Class A2
1-month USD LIBOR + 1.350% Floor 1.350% 03/25/2036	3.794%	1,361,577	1,343,238
ELFI Graduate Loan Program LLC(a)
Series 2019-A Class A
03/25/2044	2.540%	829,585	762,256
ELFI Graduate Loan Program LLC(a),(d)
Subordinated Series 2019-A Class B
03/25/2044	2.940%	444,129	430,044
Ellington CLO II Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.700% Floor 1.700% 02/15/2029	4.605%	9,489,639	9,453,066
Elmwood CLO II Ltd.(a),(b)
Series 2019-2A Class AR
3-month USD LIBOR + 1.150% Floor 1.150% 04/20/2034	3.860%	27,250,000	26,626,084
Elmwood CLO VII Ltd.(a),(b)
Series 2020-4A Class A
3-month USD LIBOR + 1.390% Floor 1.390% 01/17/2034	4.130%	2,000,000	1,973,732
Enterprise Fleet Financing LLC(a)
Series 2022-3 Class A2
07/20/2029	4.380%	1,175,000	1,174,613
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Exeter Automobile Receivables Trust(a)
Series 2020-2A Class C
05/15/2025	3.280%	908,359	906,209
Subordinated Series 2022-1A Class E
10/15/2029	5.020%	2,900,000	2,652,615
Exeter Automobile Receivables Trust
Series 2022-3A Class B
12/15/2026	4.860%	3,815,000	3,789,844
Subordinated Series 2020-3A Class C
07/15/2025	1.320%	515,976	510,893
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	400,000	387,680
Subordinated Series 2021-1A Class B
02/18/2025	0.500%	412,610	411,833
Subordinated Series 2021-2A Class B
09/15/2025	0.570%	2,026,104	2,007,252
Subordinated Series 2021-3A Class B
01/15/2026	0.690%	2,640,000	2,584,518
Subordinated Series 2021-4 Class B
05/15/2026	1.050%	4,250,000	4,111,118
Flagship Credit Auto Trust(a)
Series 2020-2 Class C
04/15/2026	3.800%	235,000	234,121
Subordinated Series 2020-1 Class B
02/17/2025	2.050%	924,704	922,261
Subordinated Series 2020-4 Class C
02/16/2027	1.280%	585,000	561,527
Subordinated Series 2021-2 Class B
06/15/2027	0.930%	1,800,000	1,708,965
Subordinated Series 2021-3 Class B
07/15/2027	0.950%	1,325,000	1,235,892
Flatiron CLO 21 Ltd.(a),(b)
Series 2021-1A Class C
3-month USD LIBOR + 1.850% Floor 1.850% 07/19/2034	4.588%	2,000,000	1,840,474
Ford Credit Auto Owner Trust(a)
Series 2017-2 Class A
03/15/2029	2.360%	7,075,000	7,073,052
Series 2018-1 Class A
07/15/2031	3.190%	7,110,000	6,947,603
Series 2021-1 Class A
10/17/2033	1.370%	3,415,000	3,101,005
Subordinated Series 2021-2 Class C
05/15/2034	2.110%	3,900,000	3,426,474
Subordinated Series 2021-2 Class D
05/15/2034	2.600%	2,300,000	1,972,827

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Foursight Capital Automobile Receivables Trust(a)
Series 2022-1 Class A3
12/15/2026	1.830%	2,405,000	2,293,051
Series 2022-2 Class A3
06/15/2027	4.590%	2,130,000	2,112,724
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	735,349	715,362
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2019-4A Class B
09/16/2024	2.780%	495,634	494,573
Subordinated Series 2020-4A Class C
11/17/2025	1.140%	1,540,000	1,510,539
Subordinated Series 2021-1A Class B
04/15/2025	0.820%	1,201,306	1,195,551
Subordinated Series 2021-3A Class B
11/17/2025	0.780%	2,060,000	1,981,569
Subordinated Series 2021-4A Class B
04/15/2026	1.530%	5,855,000	5,597,631
GM Financial Automobile Leasing Trust
Subordinated Series 2022-3 Class C
08/20/2026	5.130%	2,350,000	2,335,309
GM Financial Consumer Automobile Receivables Trust
Series 2020-2 Class A3
12/16/2024	1.490%	413,171	408,988
GMF Floorplan Owner Revolving Trust(a)
Series 2020-1 Class A
08/15/2025	0.680%	1,115,000	1,079,787
Goal Capital Funding Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.450% Floor 0.450% 08/25/2042	3.447%	572,395	520,691
GoodLeap Sustainable Home Solutions Trust(a)
Series 2021-3CS Class A
05/20/2048	2.100%	3,151,913	2,684,634
Greenwood Park CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.010% Floor 1.010% 04/15/2031	3.522%	15,000,000	14,741,370
Greywolf CLO III Ltd.(a),(b)
Series 2020-3RA Class A1R
3-month USD LIBOR + 1.290% Floor 1.290% 04/15/2033	4.056%	6,500,000	6,356,136
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Greywolf CLO VII Ltd.(a),(b)
Series 2018-2A Class A1
3-month USD LIBOR + 1.180% Floor 1.180% 10/20/2031	3.890%	6,250,000	6,152,969
Helios Issuer LLC(a)
Series 2020-AA Class A
06/20/2047	2.980%	1,081,344	956,352
Henderson Receivables LLC(a)
Series 2013-3A Class A
01/17/2073	4.080%	1,581,205	1,494,723
Series 2014-2A Class A
01/17/2073	3.610%	1,995,193	1,915,587
Hilton Grand Vacations Trust(a)
Subordinated Series 2022-2A Class C
01/25/2037	5.570%	295,000	290,160
HPS Loan Management Ltd.(a),(b)
Series 2010-A16 Class A1RR
3-month USD LIBOR + 1.140% Floor 1.140% 04/20/2034	3.850%	9,750,000	9,479,369
Series 2021-16A Class A1
3-month USD LIBOR + 1.140% Floor 1.140% 01/23/2035	3.923%	7,300,000	7,087,643
ICG US CLO Ltd.(a),(b)
Series 2014-3A Class A1RR
3-month USD LIBOR + 1.030% 04/25/2031	3.813%	7,232,319	7,106,021
JG Wentworth XLIII LLC(a)
Series 2019-1A Class A
08/17/2071	3.820%	1,031,544	967,718
JPMorgan Chase Bank NA(a)
Series 2021-3 Class E
02/26/2029	2.102%	543,632	524,469
Subordinated Series 2021-1 Class D
09/25/2028	1.174%	507,369	489,677
Subordinated Series 2021-2 Class D
12/26/2028	1.138%	1,105,934	1,067,407
Kayne CLO Ltd.(a),(b)
Series 2019-6A Class A2
3-month USD LIBOR + 1.850% Floor 1.850% 01/20/2033	4.560%	1,500,000	1,474,707
Kayne Ltd.(a),(b)
Series 2018-1A Class CR
3-month USD LIBOR + 1.750% Floor 1.750% 07/15/2031	4.262%	1,820,000	1,720,231

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-10A Class C
3-month USD LIBOR + 1.750% Floor 1.750% 04/23/2034	4.533%	1,600,000	1,483,594
KKR CLO Ltd.(a),(b)
Series 2032A Class A1
3-month USD LIBOR + 1.320% Floor 1.320% 01/15/2032	3.832%	17,000,000	16,761,150
Lending Funding Trust(a)
Series 2020-2A Class A
04/21/2031	2.320%	700,000	636,272
Lendmark Funding Trust(a)
Series 2019-2A Class A
04/20/2028	2.780%	2,000,000	1,957,150
Series 2021-1A Class A
11/20/2031	1.900%	5,000,000	4,315,127
Subordinated Series 2021-1A Class B
11/20/2031	2.470%	200,000	165,473
Subordinated Series 2021-1A Class C
11/20/2031	3.410%	100,000	82,126
loanDepot GMSR Master Trust(a),(b)
Series 2018-GT1 Class A
1-month USD LIBOR + 2.800% Floor 2.800% 10/16/2023	5.187%	1,300,000	1,268,799
Loanpal Solar Loan Ltd.(a)
Series 2020-2GF Class A
07/20/2047	2.750%	1,518,138	1,303,491
Logan CLO I Ltd.(a),(b)
Series 2021-1A Class A
3-month USD LIBOR + 1.160% Floor 1.160% 07/20/2034	3.870%	15,000,000	14,684,715
Madison Park Funding LIX Ltd.(a),(b)
Series 2021-59A Class A
3-month USD LIBOR + 1.140% Floor 1.140% 01/18/2034	3.880%	12,500,000	12,278,112
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 04/19/2033	3.888%	6,500,000	6,391,008
Series 2021-48A Class C
3-month USD LIBOR + 2.000% Floor 2.000% 04/19/2033	4.738%	1,520,000	1,446,996
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison Park Funding XXI Ltd.(a),(b)
Series 2016-21A Class AARR
3-month USD LIBOR + 1.080% Floor 1.080% 10/15/2032	3.592%	17,000,000	16,664,437
Series 2016-21A Class ABRR
3-month USD LIBOR + 1.400% Floor 1.400% 10/15/2032	3.912%	1,750,000	1,688,827
Madison Park Funding XXXVIII Ltd.(a),(b)
Series 2021-38A Class A
3-month USD LIBOR + 1.120% Floor 1.120% 07/17/2034	3.860%	15,000,000	14,648,520
Magnetite XVII Ltd.(a),(b)
Series 2016-17A Class AR
3-month USD LIBOR + 1.100% 07/20/2031	3.810%	1,050,000	1,032,722
Marathon CLO Ltd.(a),(b)
Series 2020-15A Class A1S
3-month USD LIBOR + 1.700% Floor 1.700% 11/15/2031	4.605%	20,500,000	20,347,480
Mariner Finance Issuance Trust(a)
Series 2019-AA Class A
07/20/2032	2.960%	1,166,155	1,156,445
Series 2020-AA Class A
08/21/2034	2.190%	1,000,000	947,901
Marlette Funding Trust(a)
Series 2021-1A Class C
06/16/2031	1.410%	700,000	669,961
Series 2021-3A Class A
12/15/2031	0.650%	1,547,723	1,523,774
Subordinated Series 2018-4A Class C
12/15/2028	4.910%	245,267	244,755
Massachusetts Educational Financing Authority
Series 2018-A Class A
05/25/2033	3.850%	1,613,667	1,575,788
Merlin Aviation Holdings DAC(a)
Series 2016-1 Class A
12/15/2032	4.500%	715,579	561,622
MF1 Ltd.(a),(b)
Series 2021-FL6 Class D
1-month USD LIBOR + 2.550% Floor 2.550% 07/16/2036	4.927%	7,000,000	6,744,968
Series 2022-FL8 Class A
30-day Average SOFR + 1.350% Floor 1.350% 02/19/2037	2.822%	3,450,000	3,373,069

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MidOcean Credit CLO VIII(a),(b)
Series 2018-8A Class B
3-month USD LIBOR + 1.650% 02/20/2031	4.634%	6,600,000	6,298,743
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class A
10/15/2040	5.787%	639,513	631,578
Mill City Solar Loan Ltd.(a)
Series 2019-1A Class A
03/20/2043	4.340%	1,096,356	1,066,107
Series 2019-2GS Class A
07/20/2043	3.690%	1,167,084	1,096,586
Mosaic Solar Loan Trust(a)
Series 2018-1A Class A
06/22/2043	4.010%	567,094	545,137
Series 2019-1A Class A
12/21/2043	4.370%	1,185,338	1,127,178
Series 2020-2A Class A
08/20/2046	1.440%	2,099,609	1,778,055
Series 2021-2A Class B
04/22/2047	2.090%	1,067,044	894,730
Subordinated Series 2018-2GS Class B
02/22/2044	4.740%	1,384,393	1,331,734
Subordinated Series 2020-2A Class B
08/20/2046	2.210%	1,338,881	1,176,551
Mosaic Solar Loans LLC(a)
Series 2017-2A Class A
06/22/2043	3.820%	599,691	565,573
Navient Private Education Refi Loan Trust(a)
Series 2020-BA Class A2
01/15/2069	2.120%	1,316,461	1,184,607
Series 2020-DA Class A
05/15/2069	1.690%	949,518	877,948
Series 2020-FA Class A
07/15/2069	1.220%	879,900	806,169
Series 2020-GA Class A
09/16/2069	1.170%	1,630,205	1,497,702
Series 2020-HA Class A
01/15/2069	1.310%	871,273	775,593
Series 2021-A Class A
05/15/2069	0.840%	842,302	757,938
Navient Student Loan Trust(b)
Series 2014-3 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	3.064%	4,280,189	4,248,283
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-4 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	3.064%	1,861,364	1,848,343
Nelnet Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.450% 08/23/2036	1.955%	6,556,002	6,352,731
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% Floor 0.950% 11/25/2048	3.394%	4,210,000	4,095,051
Neuberger Berman CLO XVII Ltd.(a),(b)
Series 2014-17A Class CR2
3-month USD LIBOR + 2.000% Floor 2.000% 04/22/2029	4.759%	2,000,000	1,903,934
Neuberger Berman Loan Advisers CLO Ltd.(a),(b)
Series 2019-33A Class CR
3-month USD LIBOR + 1.900% Floor 1.900% 10/16/2033	4.640%	2,000,000	1,877,788
Series 2021-40A Class C
3-month USD LIBOR + 1.750% Floor 1.750% 04/16/2033	4.490%	4,650,000	4,370,121
New Economy Assets Phase 1 Sponsor LLC(a)
Series 2021-1 Class A1
10/20/2061	1.910%	5,030,000	4,369,431
NextGear Floorplan Master Owner Trust(a)
Subordinated Series 2020-1A Class A2
02/18/2025	1.550%	2,515,000	2,482,564
OCP CLO Ltd.(a),(b)
Series 2020-18A Class CR
3-month USD LIBOR + 1.950% Floor 1.950% 07/20/2032	4.660%	500,000	471,493
Octagon Investment Partners 32 Ltd.(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.200% Floor 1.200% 07/15/2029	3.712%	7,400,000	7,159,914
Octagon Investment Partners 46 Ltd.(a),(b)
Series 2020-2A Class AR
3-month USD LIBOR + 1.160% Floor 1.160% 07/15/2036	1.288%	7,900,000	7,703,282
OHA Credit Funding Ltd.(a),(b)
Series 2021-8A Class C
3-month USD LIBOR + 1.900% Floor 1.900% 01/18/2034	4.640%	1,350,000	1,271,790

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OHA Credit Partners VII Ltd.(a),(b)
Series 2012-7A Class CR3
3-month USD LIBOR + 1.800% Floor 1.800% 02/20/2034	4.784%	5,000,000	4,657,570
OneMain Direct Auto Receivables Trust(a)
Series 2019-1A Class A
09/14/2027	3.630%	6,900,000	6,742,867
Subordinated Series 2019-1A Class B
11/14/2028	3.950%	1,500,000	1,426,359
Subordinated Series 2019-1A Class D
04/14/2031	4.680%	2,900,000	2,746,675
Subordinated Series 2021-1A Class C
07/14/2028	1.420%	7,367,000	6,512,193
Subordinated Series 2021-1A Class D
11/14/2030	1.620%	900,000	785,820
OneMain Financial Issuance Trust(a)
Series 2020-2A Class A
09/14/2035	1.750%	2,700,000	2,422,764
Series 2022-S1 Class A
05/14/2035	4.130%	7,275,000	7,052,358
OneMain Financial Issuance Trust(a),(c)
Series 2022-2 Class D
10/14/2034	6.550%	6,280,000	6,278,426
Oscar US Funding XII LLC(a)
Series 2021-1A Class A4
04/10/2028	1.000%	2,050,000	1,893,709
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A
3-month USD LIBOR + 1.250% Floor 1.250% 10/22/2030	4.009%	13,736,345	13,579,173
Pagaya AI Debt Trust(a)
Series 2022-1 Class A
10/15/2029	2.030%	2,286,973	2,206,989
Palmer Square CLO Ltd.(a),(b)
Series 2014-1A Class A1R2
3-month USD LIBOR + 1.130% Floor 1.130% 01/17/2031	3.870%	8,000,000	7,909,344
Series 2020-3A Class BR
3-month USD LIBOR + 1.950% Floor 1.950% 11/15/2031	4.855%	2,000,000	1,901,070
Park Avenue Institutional Advisers CLO Ltd.(a),(b)
Series 2017-1A Class A1R
3-month USD LIBOR + 1.240% Floor 1.240% 02/14/2034	4.145%	5,000,000	4,869,200
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-2A Class A1
3-month USD LIBOR + 1.180% Floor 1.180% 10/15/2034	3.692%	15,000,000	14,584,545
Planet Fitness Master Issuer LLC(a)
Series 2018-1A Class A2II
09/05/2048	4.666%	3,878,875	3,736,113
Prestige Auto Receivables Trust(a)
Subordinated Series 2021-1A Class C
02/15/2028	1.530%	2,525,000	2,361,649
Primose Funding LLC(a)
Series 2019-1A Class A2
07/30/2049	4.475%	1,458,750	1,356,108
Regional Management Issuance Trust(a)
Series 2022-1 Class A
03/15/2032	3.070%	2,800,000	2,581,617
Rockford Tower CLO Ltd.(a),(b)
Series 2021-1A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 07/20/2034	4.360%	7,900,000	7,542,343
Series 2021-3A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/20/2034	4.460%	10,000,000	9,550,330
Santander Bank Auto Credit-Linked Notes(a)
Subordinated Series 2022-A Class C
05/15/2032	7.375%	1,465,610	1,452,052
Santander Consumer Auto Receivables Trust(a)
Series 2020-AA Class C
02/17/2026	3.710%	1,310,000	1,302,049
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	700,000	685,568
Series 2021-2 Class C
06/15/2026	0.900%	2,845,000	2,768,706
Subordinated Series 2020-2 Class C
09/15/2025	1.460%	1,364,921	1,358,089
Subordinated Series 2020-3 Class D
11/16/2026	1.640%	2,900,000	2,807,099
Subordinated Series 2020-4 Class C
01/15/2026	1.010%	2,425,000	2,395,889
Subordinated Series 2020-4 Class D
01/15/2027	1.480%	1,800,000	1,736,534
Subordinated Series 2022-1 Class B
08/17/2026	2.360%	4,005,000	3,862,437
Subordinated Series 2022-3 Class B
08/16/2027	4.130%	3,710,000	3,627,069

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2022-4 Class B
11/15/2027	4.420%	3,505,000	3,464,909
Subordinated Series 2022-5 Class B
03/15/2027	4.430%	1,880,000	1,870,583
SCF Equipment Leasing LLC(a)
Series 2022-1A Class A3
07/20/2029	2.920%	2,440,000	2,315,311
Shackleton VR CLO Ltd.(a),(b)
Series 2014-5RA Class A
3-month USD LIBOR + 1.100% Floor 1.100% 05/07/2031	3.963%	11,000,000	10,771,750
Sixth Street CLO XVI Ltd.(a),(b)
Series 2020-16A Class A1A
3-month USD LIBOR + 1.320% Floor 1.320% 10/20/2032	4.030%	25,250,000	24,973,967
S-Jets Ltd.(a)
Series 2017-1 Class A
08/15/2042	3.970%	1,480,429	1,241,650
SLM Student Loan Trust(b)
Series 2008-2 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2083	3.983%	1,165,000	917,135
Series 2008-3 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 04/26/2083	3.983%	1,165,000	975,232
Series 2008-4 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 04/25/2073	4.633%	1,165,000	1,119,738
Series 2008-5 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/25/2073	4.633%	4,060,000	3,981,427
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% Floor 1.100% 07/25/2023	3.883%	4,142,605	4,045,539
Series 2008-6 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	4.633%	1,165,000	1,088,584
Series 2008-7 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	4.633%	1,165,000	1,047,992
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008-8 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2075	5.033%	1,165,000	1,127,831
Series 2008-9 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2083	5.033%	1,165,000	1,098,084
Series 2012-2 Class A
1-month USD LIBOR + 0.700% Floor 0.700% 01/25/2029	3.144%	4,961,995	4,733,544
Series 2012-7 Class A3
1-month USD LIBOR + 0.650% Floor 0.650% 05/26/2026	3.094%	2,400,525	2,296,753
SMB Private Education Loan Trust(a)
Series 2020-PTA Class A2A
09/15/2054	1.600%	2,823,423	2,576,883
SoFi Consumer Loan Program Trust(a)
Subordinated Series 2019-4 Class D
08/25/2028	3.480%	350,000	348,963
SoFi Professional Loan Program LLC(a)
Series 2016-B Class A2B
10/25/2032	2.740%	61,120	61,044
Series 2016-C Class A2B
12/27/2032	2.360%	14,017	13,998
Series 2017-A Class A2B
03/26/2040	2.400%	50,069	49,850
Series 2017-D Class A2FX
09/25/2040	2.650%	303,820	292,042
Series 2017-E Class A2B
11/26/2040	2.720%	22,844	22,738
Series 2018-A Class A2B
02/25/2042	2.950%	95,747	94,192
Series 2019-A Class BFX
06/15/2048	4.110%	2,500,000	2,363,192
Subordinated Series 2018-B Class BFX
08/25/2047	3.830%	2,700,000	2,588,966
Subordinated Series 2019-B Class BFX
08/17/2048	3.730%	2,500,000	2,344,445
SoFi Professional Loan Program LLC(a),(b)
Series 2016-D Class A1
1-month USD LIBOR + 0.950% 01/25/2039	3.394%	43,711	43,578
SoFi Professional Loan Program Trust(a)
Subordinated Series 2020-B Class BFX
05/15/2046	2.730%	2,200,000	2,035,404

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sonic Capital LLC(a)
Series 2020-1A Class A2I
01/20/2050	3.845%	1,862,000	1,713,019
Sound Point CLO II Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.070% Floor 1.070% 01/26/2031	3.836%	6,000,000	5,899,116
Sunnova Sol II Issuer LLC(a)
Series 2020-2A Class A
11/01/2055	2.730%	2,871,826	2,394,319
Sunnova Sol III Issuer LLC(a)
Series 2021-1 Class A
04/28/2056	2.580%	2,519,373	2,162,191
Sunrun Athena Issuer LLC(a)
Series 2018-1 Class A
04/30/2049	5.310%	1,829,437	1,784,808
Sunrun Callisto Issuer LLC(a)
Series 2019-1A Class A
06/30/2054	3.980%	1,497,818	1,410,994
Synchrony Credit Card Master Note Trust
Series 2017-2 Class A
10/15/2025	2.620%	5,400,000	5,397,222
Taco Bell Funding LLC(a)
Series 2021-1A Class A2I
08/25/2051	1.946%	2,481,250	2,134,889
TCI-Flatiron CLO Ltd.(a),(b)
Series 2018-1A Class CR
3-month USD LIBOR + 1.750% Floor 1.750% 01/29/2032	4.556%	2,300,000	2,173,840
TCW CLO Ltd.(a),(b)
Series 2017-1A Class A1RR
3-month USD LIBOR + 1.180% Floor 1.180% 10/29/2034	3.986%	6,750,000	6,605,969
Series 2017-1A Class BRR
3-month USD LIBOR + 1.700% Floor 1.700% 10/29/2034	4.506%	6,500,000	6,248,086
Series 2021-1A Class C
3-month USD LIBOR + 1.900% Floor 1.900% 03/18/2034	4.610%	3,150,000	2,926,114
Telos CLO Ltd.(a),(b)
Series 2013-4A Class AR
3-month USD LIBOR + 1.240% Floor 1.240% 01/17/2030	3.980%	11,957,003	11,809,693
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Textainer Marine Containers VII Ltd.(a)
Series 2021-2A Class A
04/20/2046	2.230%	3,930,672	3,470,763
THL Credit Wind River CLO Ltd.(a),(b)
Series 2019-1A Class AR
3-month USD LIBOR + 1.160% Floor 1.160% 07/20/2034	3.870%	10,000,000	9,726,020
TIAA CLO I Ltd.(a),(b)
Series 2016-1A Class AR
3-month USD LIBOR + 1.200% Floor 1.200% 07/20/2031	3.910%	6,750,000	6,611,834
Toyota Auto Loan Extended Note Trust(a)
Series 2020-1A Class A
05/25/2033	1.350%	1,405,000	1,289,307
Trafigura Securitisation Finance PLC(a)
Subordinated Series 2021-1A Class B
01/15/2025	1.780%	1,550,000	1,375,045
Tralee CLO VI Ltd.(a),(b)
Series 2019-6A Class A1R
3-month USD LIBOR + 1.170% Floor 1.170% 10/25/2032	3.953%	25,000,000	24,378,225
Tralee CLO VII Ltd(a),(b)
Series 2021-7A Class A1
3-month USD LIBOR + 1.320% Floor 1.320% 04/25/2034	4.103%	9,250,000	9,067,988
Trestles CLO V LTD.(a),(b)
Series 2021-5A Class B1
3-month USD LIBOR + 1.650% Floor 1.650% 10/20/2034	4.360%	6,800,000	6,489,192
Trinitas CLO VII Ltd.(a),(b)
Series 2017-7A Class A1R
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2035	3.983%	4,000,000	3,863,324
Triton Container Finance VIII LLC(a)
Series 2021-1A Class A
03/20/2046	1.860%	2,814,667	2,423,449
United Auto Credit Securitization Trust(a)
Series 2022-1 Class B
03/10/2025	2.100%	1,205,000	1,180,151
Subordinated Series 2022-2 Class C
05/10/2027	5.810%	1,995,000	1,974,663

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Venture CLO Ltd.(a),(b)
Series 2017-28AA Class A1R
3-month USD LIBOR + 1.210% Floor 1.210% 10/20/2034	3.920%	12,500,000	12,088,387
Venture XXVII CLO Ltd.(a),(b)
Series 2017-27A Class CR
3-month USD LIBOR + 2.300% 07/20/2030	5.010%	4,100,000	3,851,175
Voya CLO Ltd.(a),(b)
Series 2013-1A Class A1AR
3-month USD LIBOR + 1.210% Floor 1.210% 10/15/2030	3.722%	7,469,179	7,379,519
Series 2016-1A Class A1R
3-month USD LIBOR + 1.070% Floor 1.007% 01/20/2031	3.780%	10,000,000	9,868,170
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% Floor 0.170% 04/25/2040	2.953%	5,257,180	5,051,955
Wellfleet CLO Ltd.(a),(b)
Series 2019-1A Class A1R
3-month USD LIBOR + 1.120% Floor 1.120% 07/20/2032	3.830%	15,000,000	14,681,310
Wendy’s Funding LLC(a)
Series 2018-1A Class A2II
03/15/2048	3.884%	955,000	889,445
Series 2019-1A Class A2I
06/15/2049	3.783%	3,156,750	2,967,415
Series 2021-1A Class A2II
06/15/2051	2.775%	2,277,000	1,862,547
Westlake Automobile Receivables Trust(a)
Series 2020-2A Class B
07/15/2025	1.320%	747,703	746,398
Series 2020-2A Class C
07/15/2025	2.010%	1,280,000	1,266,162
Series 2021-2A Class C
07/15/2026	0.890%	1,650,000	1,561,644
Subordinated Series 2020-3A Class C
11/17/2025	1.240%	210,000	204,349
Subordinated Series 2021-1A Class B
03/16/2026	0.640%	4,960,000	4,858,445
Subordinated Series 2021-2A Class B
07/15/2026	0.620%	2,170,000	2,093,170
Subordinated Series 2021-3 Class C
01/15/2027	1.580%	6,225,000	5,869,091
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wind River CLO Ltd.(a),(b)
Series 2016-1A Class A1R2
3-month USD LIBOR + 1.210% Floor 1.210% 10/15/2034	3.722%	4,250,000	4,138,986
World Omni Select Auto Trust
Series 2020-A Class A3
07/15/2025	0.550%	1,105,814	1,095,543
Subordinated Series 2021-A Class B
08/16/2027	0.850%	2,170,000	2,040,719
York CLO-4 Ltd.(a),(b)
Series 2016-2A Class A1R
3-month USD LIBOR + 1.090% 04/20/2032	3.800%	10,500,000	10,333,859
Zais CLO 7 Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.290% 04/15/2030	3.802%	3,789,251	3,737,047
Zais CLO 8 Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 0.950% 04/15/2029	3.462%	2,758,653	2,728,106
Zais CLO 9 Ltd.(a),(b)
Series 2018-2A Class A
3-month USD LIBOR + 1.200% Floor 1.200% 07/20/2031	3.910%	12,613,399	12,345,566
Zaxby’s Funding LLC(a)
Series 2021-1A Class A2
07/30/2051	3.238%	5,593,500	4,763,027
Total Asset-Backed Securities — Non-Agency (Cost $1,220,875,578)			1,179,110,929

Commercial Mortgage-Backed Securities - Agency 1.0%

Federal Home Loan Mortgage Corp. Multifamily ML Certificates(d),(e)
Series 2021-ML08 Class XUS
07/25/2037	1.869%	7,833,483	1,201,981
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d),(e)
CMO Series K028 Class X1
02/25/2023	0.337%	104,928,725	54,238
CMO Series K055 Class X1
03/25/2026	1.483%	2,017,294	79,885
CMO Series K057 Class X1
07/25/2026	1.305%	2,364,821	85,966
CMO Series K059 Class X1
09/25/2026	0.426%	7,073,026	71,766
CMO Series K060 Class X1
10/25/2026	0.191%	25,748,770	86,140

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series K152 Class X1
01/25/2031	1.101%	4,073,250	237,639
Series 20K129 Class X1 (FHLMC)
05/25/2031	1.159%	12,805,643	876,855
Series 20K141 Class X1 (FHLMC)
02/25/2032	0.407%	7,249,681	182,190
Series 20K142 Class X1 (FHLMC)
12/25/2031	0.403%	17,582,581	427,644
Series 20K143 Class X1 (FHLMC)
04/25/2055	0.450%	7,947,980	224,608
Series 20K144 Class X1 (FHLMC)
04/25/2032	0.435%	10,398,217	288,541
Series K069 Class X1
09/25/2027	0.478%	36,800,216	576,527
Series K091 Class X1
03/25/2029	0.705%	39,326,800	1,229,993
Series K095 Class X1
06/25/2029	1.084%	75,243,839	3,925,629
Series K106 Class X1
01/25/2030	1.477%	99,634,693	7,919,075
Series K108 Class X1
03/25/2030	1.810%	2,258,839	228,466
Series K137 Class X1
11/25/2031	0.299%	275,138,351	4,167,878
Series K145 Class X1
06/25/2055	0.430%	4,664,043	125,785
Series K146 Class X1
06/25/2032	0.352%	15,769,286	331,910
Series K147 Class X1
06/25/2032	0.487%	12,199,026	375,029
Series K-1516 Class X1
05/25/2035	1.630%	1,193,580	162,469
Series K-1517 Class X1
07/25/2035	1.443%	6,787,058	817,142
Series K1521 Class X1
08/25/2036	1.096%	8,597,354	797,211
Series K728 Class X1
08/25/2024	0.502%	256,148,874	1,883,668
Series K729 Class X1
10/25/2024	0.469%	162,014,612	924,002
Series K735 Class X1
05/25/2026	1.094%	12,762,226	373,217
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K056 Class A2
05/25/2026	2.525%	6,137,000	5,866,584
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series K074 Class A2
01/25/2028	3.600%	8,660,000	8,593,065
Series K155 Class A3
04/25/2033	3.750%	6,935,000	6,836,143
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d)
Series K157 Class A3
08/25/2033	3.990%	11,850,000	11,836,088
Series Q006 Class APT1
07/25/2026	2.886%	4,299,504	4,151,517
Federal National Mortgage Association
11/01/2031	3.400%	1,500,000	1,426,520
09/01/2033	1.820%	6,595,000	5,354,164
03/01/2035	2.510%	3,000,000	2,602,054
06/01/2037	3.560%	10,500,000	9,868,378
04/01/2040	2.455%	3,495,000	2,722,138
Federal National Mortgage Association(d),(e)
Series 2020-M43 Class X1
08/25/2034	2.189%	38,730,928	4,361,215
Government National Mortgage Association(d),(e)
CMO Series 2011-38 Class IO
04/16/2053	0.530%	1,376,119	12,223
CMO Series 2013-162 Class IO
09/16/2046	0.057%	17,545,007	56,195
CMO Series 2014-134 Class IA
01/16/2055	0.210%	13,020,500	74,618
CMO Series 2015-101 Class IO
03/16/2052	0.319%	3,890,785	58,607
CMO Series 2015-114
03/15/2057	0.373%	1,527,314	27,354
CMO Series 2015-120 Class IO
03/16/2057	0.689%	7,773,627	183,544
CMO Series 2015-125 Class IB
01/16/2055	1.119%	15,558,175	447,932
CMO Series 2015-125 Class IO
07/16/2055	0.654%	19,262,790	360,451
CMO Series 2015-146 Class IC
07/16/2055	0.395%	6,430,035	65,071
CMO Series 2015-171 Class IO
11/16/2055	0.804%	6,121,588	193,794
CMO Series 2015-174 Class IO
11/16/2055	0.412%	6,512,485	139,190
CMO Series 2015-21 Class IO
07/16/2056	0.680%	3,873,658	106,293
CMO Series 2015-29 Class EI
09/16/2049	0.708%	6,852,249	149,741
CMO Series 2015-41 Class IO
09/16/2056	0.292%	1,358,569	21,150

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-6 Class IO
02/16/2051	0.489%	2,106,500	25,809
CMO Series 2015-70 Class IO
12/16/2049	0.587%	6,580,282	142,189
CMO Series 2016-39 Class IO
01/16/2056	0.691%	3,651,174	108,843
CMO Series 2022-17 Class IO
06/16/2064	0.802%	6,425,388	446,153
CMO Series 2022-4 Class IO
03/16/2064	0.873%	16,241,866	1,201,690
CMO Series 2022-43 Class IO
09/16/2061	0.741%	13,133,065	850,380
Series 2014-101 Class IO
04/16/2056	0.642%	11,147,558	200,445
Series 2016-152 Class IO
08/15/2058	0.733%	12,156,903	462,415
Series 2017-168 Class IO
12/16/2059	0.581%	17,228,018	666,826
Series 2018-110 Class IA
11/16/2059	0.654%	21,916,169	947,802
Series 2018-2 Class IO
12/16/2059	0.707%	7,366,663	362,118
Series 2020-108 Class IO
06/16/2062	0.847%	9,085,281	579,424
Series 2021-106 Class IO
04/16/2063	0.858%	9,684,074	708,103
Series 2021-132 Class BI
04/16/2063	0.924%	12,454,170	915,729
Series 2021-133 Class IO
07/16/2063	0.879%	12,174,377	899,857
Series 2021-144 Class IO
04/16/2063	0.825%	12,270,347	845,761
Series 2021-145 Class IO
07/16/2061	0.772%	2,580,095	173,076
Series 2021-151 Class IO
04/16/2063	0.916%	10,923,340	846,601
Series 2021-163 Class IO
03/16/2064	0.796%	11,511,042	813,146
Series 2021-186 Class IO
05/16/2063	0.765%	12,784,985	837,496
Series 2021-52 Class IO
04/16/2063	0.718%	10,683,491	679,548
Series 2022-132 Class IO
10/16/2064	0.539%	11,080,000	676,110
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.550% 03/20/2063	2.148%	190,439	189,082
Total Commercial Mortgage-Backed Securities - Agency (Cost $134,424,745)			106,748,086

Commercial Mortgage-Backed Securities - Non-Agency 5.9%

Arbor Multifamily Mortgage Securities Trust(a)
Series 2021-MF2 Class A4
06/15/2054	2.252%	18,000,000	15,203,678
Arbor Realty Commercial Real Estate Notes Ltd.(a),(b)
Series 2021-FL4 Class D
1-month USD LIBOR + 2.900% Floor 2.900% 11/15/2036	5.291%	3,250,000	3,068,586
Series 2022-FL1 Class A
30-day Average SOFR + 1.450% Floor 1.450% 01/15/2037	3.333%	7,100,000	6,966,460
BAMLL Commercial Mortgage Securities Trust(a)
Series 2019-BPR Class AM
11/05/2032	3.287%	6,325,000	5,902,296
Banc of America Merrill Lynch Commercial Mortgage, Inc.(d),(e)
Series 2019-BN18 Class XA
05/15/2062	1.040%	59,725,443	2,717,215
BANK(d),(e)
Series 2017-BNK8 Class XA
11/15/2050	0.843%	31,625,611	942,282
BANK(d)
Series 2021-BN37 Class A5
11/15/2064	2.618%	5,605,000	4,863,003
Series 2022-BNK40 Class A4
03/15/2064	3.507%	2,945,000	2,731,750
BANK(a)
Subordinated Series 2017-BNK6 Class D
07/15/2060	3.100%	2,380,000	1,854,015
BBCMS Mortgage Trust(a)
Series 2016-ETC Class A
08/14/2036	2.937%	13,500,000	12,195,144
Subordinated Series 2016-ETC Class B
08/14/2036	3.189%	900,000	783,622
Subordinated Series 2016-ETC Class C
08/14/2036	3.391%	770,000	632,332
BBCMS Mortgage Trust(d),(e)
Series 2018-C2 Class XA
12/15/2051	0.926%	61,050,127	2,236,004

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Mortgage Trust(a),(b)
Series 2020-BID Class A
1-month USD LIBOR + 2.140% Floor 1.840% 10/15/2037	4.531%	3,850,000	3,798,013
BBCMS Mortgage Trust
Series 2021-C12 Class A5
11/15/2054	2.689%	5,580,000	4,846,197
BBCMS Mortgage Trust(a),(d)
Subordinated Series 2016-ETC Class D
08/14/2036	3.729%	2,790,000	2,233,185
BB-UBS Trust(a)
Series 2012-TFT Class A
06/05/2030	2.892%	2,494,271	2,421,035
Benchmark Mortgage Trust(d),(e)
03/15/2053	1.539%	25,332,239	1,624,057
Series 2019-B10 Class XA
03/15/2062	1.385%	29,786,046	1,645,012
Series 2020-B20 Class XA
10/15/2053	1.734%	14,519,998	1,209,175
Benchmark Mortgage Trust
Series 2021-B26 Class A4
06/15/2054	2.295%	10,600,000	9,148,951
Series 2021-B31 Class A5
12/15/2054	2.669%	4,440,000	3,850,366
BMD2 Re-Remic Trust(a),(f)
Series 2019-FRR1 Class 3AB
05/25/2052	0.000%	2,821,000	1,875,109
Subordinated Series 2019-FRR1 Class 2C
05/25/2052	0.000%	14,258,000	11,535,771
BPR Trust(a),(b)
Series 2021-NRD Class A
1-month USD LIBOR + 1.525% Floor 1.525% 12/15/2023	3.822%	3,045,000	2,920,606
Series 2022-OANA Class A
1-month Term SOFR + 1.898% Floor 1.898% 04/15/2037	4.205%	2,300,000	2,265,496
BWAY Mortgage Trust(a)
Series 2015-1740 Class A
01/10/2035	2.917%	6,850,000	6,282,645
BX Commercial Mortgage Trust(a),(b)
Series 2020-VKNG Class A
1-month USD LIBOR + 0.930% Floor 0.930% 10/15/2037	3.321%	7,193,334	7,015,666
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-VOLT Class G
1-month USD LIBOR + 2.850% Floor 2.850% 09/15/2036	5.241%	3,000,000	2,823,209
Series 2022-CSMO Class A
1-month Term SOFR + 2.115% Floor 2.115% 06/15/2027	4.073%	5,918,000	5,873,698
Subordinated Series 2021-IRON Class E
1-month USD LIBOR + 2.350% Floor 2.350% 02/15/2038	4.741%	3,000,000	2,845,687
Subordinated Series 2021-SOAR Class F
1-month USD LIBOR + 2.350% Floor 2.350% 06/15/2038	4.741%	17,690,987	16,366,647
Subordinated Series 2022-CSMO Class B
1-month Term SOFR + 3.141% Floor 3.141% 06/15/2027	5.099%	3,490,000	3,459,481
BX Commercial Mortgage Trust(a),(d)
Subordinated Series 2020-VIV3 Class B
03/09/2044	3.662%	5,780,000	5,016,961
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,115,000	987,233
BX Trust(a),(b)
Subordinated Series 2022-VAMF Class E
1-month USD LIBOR + 2.700% Floor 2.700% 01/15/2039	5.007%	5,000,000	4,700,574
BXHPP Trust(a),(b)
Series 2021-FILM Class A
1-month USD LIBOR + 0.650% Floor 0.650% 08/15/2036	3.041%	7,000,000	6,627,935
CALI Mortgage Trust(a)
Series 2019-101C Class A
03/10/2039	3.957%	2,380,000	2,220,840
CAMB Commercial Mortgage Trust(a)
Series 2021-CX2 Class A
11/10/2046	2.700%	7,200,000	6,137,649
Cantor Commercial Real Estate Lending(d),(e)
Series 2019-CF2 Class XA
11/15/2052	1.325%	44,331,498	2,591,460
Cantor Commercial Real Estate Lending
Series 2019-CF3 Class A3
01/15/2053	2.752%	16,100,000	14,349,309
CD Mortgage Trust
Series 2016-CD1 Class A3
08/10/2049	2.459%	14,750,906	13,751,338

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-CD6 Class A4
11/13/2050	3.190%	20,000,000	18,702,222
CD Mortgage Trust(d),(e)
Series 2019-CD8 Class XA
08/15/2057	1.548%	46,833,862	3,516,853
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A4
05/10/2058	3.283%	5,900,000	5,611,132
CFCRE Commercial Mortgage Trust(d),(e)
Series 2016-C4 Class XA
05/10/2058	1.770%	54,289,319	2,405,457
Citigroup Commercial Mortgage Trust
Series 2015-GC35 Class A3
11/10/2048	3.549%	10,000,000	9,619,478
Series 2019-C7 Class A4
12/15/2072	3.102%	3,985,000	3,630,738
Series 2019-GC43 Class A3
11/10/2052	2.782%	10,000,000	8,888,371
Citigroup Commercial Mortgage Trust(a),(b)
Series 2021-PRM2 Class F
1-month USD LIBOR + 3.750% Floor 3.750% 10/15/2036	6.141%	1,500,000	1,428,235
Citigroup Commercial Mortgage Trust(a),(d)
Subordinated Series 2016-C2 Class E
08/10/2049	4.577%	2,420,000	1,706,323
CityLine Commercial Mortgage Trust(a),(d)
Subordinated Series 2016-CLNE Class B
11/10/2031	2.871%	3,600,000	3,469,669
Subordinated Series 2016-CLNE Class C
11/10/2031	2.871%	1,350,000	1,294,018
COMM Mortgage Trust(a)
Series 2013-CR7 Class AM
03/10/2046	3.314%	4,250,000	4,198,523
COMM Mortgage Trust
Series 2013-CR8 Class A4
06/10/2046	3.334%	227,620	225,571
COMM Mortgage Trust(a),(d)
Subordinated Series 2013-CR10 Class E
08/10/2046	5.032%	1,220,000	1,139,978
Subordinated Series 2013-CR7 Class D
03/10/2046	4.531%	8,575,000	8,368,717
Subordinated Series 2020-CBM Class F
02/10/2037	3.754%	2,513,000	2,186,439
Commercial Mortgage Pass-Through Certificates(a)
Series 2012-LTRT Class A2
10/05/2030	3.400%	3,893,000	3,708,083
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commercial Mortgage Trust
Series 2013-CR13 Class A3
11/12/2046	3.928%	2,644,161	2,619,778
Series 2014-UBS2 Class A5
03/10/2047	3.961%	1,165,000	1,152,053
Series 2014-UBS4 Class A5
08/10/2047	3.694%	5,000,000	4,928,468
Series 2014-UBS6 Class A4
12/10/2047	3.378%	3,398,951	3,299,534
Series 2015-DC1 Class A5
02/10/2048	3.350%	790,000	767,650
Series 2015-LC19 Class A4
02/10/2048	3.183%	835,000	808,348
Series 2015-PC1 Class A5
07/10/2050	3.902%	2,755,000	2,704,581
Series 2016-COR1 Class A3
10/10/2049	2.826%	8,410,989	7,868,853
Commercial Mortgage Trust(d)
Series 2013-CR9 Class A4
07/10/2045	4.411%	2,217,662	2,198,484
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Series 2014-USA Class A2
09/15/2037	3.953%	14,090,000	13,198,640
CSAIL Commercial Mortgage Trust
Series 2019-C18 Class A4
12/15/2052	2.968%	3,345,000	2,992,062
CSAIL Commercial Mortgage Trust(a)
Subordinated Series 2020-C19 Class E
03/15/2053	2.500%	800,000	535,287
CSWF Trust(a),(b)
Subordinated Series 2021-SOP2 Class E
1-month USD LIBOR + 3.367% Floor 3.367% 06/15/2034	5.758%	16,000,000	15,258,733
DBGS Mortgage Trust(a),(b)
Series 2018-BIOD Class E
1-month USD LIBOR + 1.700% Floor 1.700% 05/15/2035	4.091%	2,741,288	2,666,096
Series 2018-BIOD Class F
1-month USD LIBOR + 2.000% Floor 2.000% 05/15/2035	4.391%	10,782,400	10,306,273
DBJPM Mortgage Trust(a)
Series 2016-SFC Class A
08/10/2036	2.833%	1,500,000	1,366,366
DBJPM Mortgage Trust(d),(e)
Series 2020-C9 Class XA
09/15/2053	1.828%	46,332,067	3,472,218

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DBUBS Mortgage Trust(a)
Series 2017-BRBK Class A
10/10/2034	3.452%	2,800,000	2,695,230
DBUBS Mortgage Trust(a),(b)
Subordinated Series 2011-LC2A Class F
1-month USD LIBOR + 3.650% Floor 3.650%, Cap 4.000% 07/10/2044	4.000%	162,560	161,108
DBWF Mortgage Trust(a),(d)
Series 2016-85T Class D
12/10/2036	3.935%	2,000,000	1,794,137
Series 2016-85T Class E
12/10/2036	3.935%	2,000,000	1,697,996
Extended Stay America Trust(a),(b)
Series 2021-ESH Class E
1-month USD LIBOR + 2.850% Floor 2.850% 07/15/2038	5.241%	2,981,649	2,877,359
FirstKey Homes Trust(a)
Series 2020-SFR1 Class A
08/17/2037	1.339%	6,184,774	5,721,789
GAM Investments(a),(g)
Subordinated Series 2021-F Class A
09/27/2051	0.000%	2,186,000	1,771,738
Subordinated Series 2021-F Class D
09/27/2051	0.000%	1,777,000	1,372,572
Subordinated Series 2021-F Class E
09/27/2051	0.000%	1,798,000	1,505,290
Subordinated Series 2021-F Class G
09/27/2051	0.000%	1,797,000	1,436,288
Subordinated Series 2021-F Class H
09/27/2051	0.000%	1,510,000	936,195
GAM Investments(a)
Subordinated Series 2021-F Class B
09/27/2051	2.071%	2,104,000	1,840,748
Subordinated Series 2021-F Class C
09/27/2051	1.079%	1,778,000	1,472,015
Subordinated Series 2021-F Class F
09/27/2051	2.435%	2,364,000	1,852,879
GAM Re-REMIC Trust(a),(g)
Series 2021-FRR1 Class 1B
07/28/2027	0.000%	3,690,000	2,771,647
Series 2021-FRR1 Class 2B
12/29/2027	0.000%	4,900,000	3,413,531
GAM Resecuritization Trust(a),(d)
Series 2022-FRR3 Class BK71
01/29/2052	2.030%	3,736,000	2,968,964
Series 2022-FRR3 Class CK71
01/29/2052	1.410%	1,245,000	885,483
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GAM Resecuritization Trust(a),(g)
Series 2022-FRR3 Class D728
01/29/2052	0.000%	1,446,000	1,205,473
Subordinated Series 2022-FRR3 Class BK89
01/29/2052	0.000%	2,769,000	1,814,526
Subordinated Series 2022-FRR3 Class CK89
01/29/2052	0.000%	1,450,000	868,380
Subordinated Series 2022-FRR3 Class EK41
01/29/2052	0.000%	776,000	627,102
GAM Resecuritization Trust(f)
Subordinated Series 2022-FRR3 Class BK61
11/27/2049	0.000%	2,543,000	1,936,662
Subordinated Series 2022-FRR3 Class C728
08/27/2050	0.000%	1,446,000	1,246,761
Subordinated Series 2022-FRR3 Class CK47
05/27/2048	0.000%	1,474,000	1,200,634
Subordinated Series 2022-FRR3 Class CK61
11/27/2049	0.000%	1,784,000	1,259,778
Subordinated Series 2022-FRR3 Class DK27
12/27/2045	0.000%	1,954,000	1,885,171
Subordinated Series 2022-FRR3 Class DK41
10/27/2047	0.000%	1,165,000	970,189
Subordinated Series 2022-FRR3 Class DK47
05/27/2048	0.000%	1,473,000	1,151,905
Subordinated Series 2022-FRR3 Class EK2
12/27/2045	0.000%	486,000	465,321
Greystone Commercial Capital Trust(a),(b)
Series 2021-3 Class A
1-month USD LIBOR + 2.230% Floor 2.230% 08/17/2023	4.386%	8,500,000	8,355,769
GS Mortgage Securities Corp II(a),(d)
Series 2017-375H Class A
09/10/2037	3.591%	5,000,000	4,638,446
GS Mortgage Securities Corp. II(a)
Series 2012-BWTR Class A
11/05/2034	2.954%	3,857,000	3,739,116
GS Mortgage Securities Trust(a),(d)
Series 2013-PEMB Class A
03/05/2033	3.668%	830,000	765,542
GS Mortgage Securities Trust
Series 2016-GS2 Class A3
05/10/2049	2.791%	4,500,000	4,229,772
Series 2017-GS7 Class A3
08/10/2050	3.167%	10,000,000	9,431,414
Series 2017-GS8 Class A3
11/10/2050	3.205%	20,000,000	18,591,642

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-GC45 Class A5
02/13/2053	2.911%	1,810,000	1,629,838
Hudson Yards Mortgage Trust(a)
Series 2019-30HY Class A
07/10/2039	3.228%	2,160,000	1,946,376
Hudsons Bay Simon JV Trust(a)
Series 2015-HB10 Class A10
08/05/2034	4.155%	1,820,000	1,629,801
Series 2015-HB7 Class A7
08/05/2034	3.914%	2,520,000	2,267,509
IMT Trust(a)
Series 2017-APTS Class AFX
06/15/2034	3.478%	5,410,000	5,257,204
INTOWN Mortgage Trust(a),(b)
Subordinated Series 2022-STAY Class D
1-month Term SOFR + 4.134% Floor 4.134% 08/15/2037	6.384%	2,500,000	2,490,801
JPMBB Commercial Mortgage Securities Trust(d)
Series 2013-C14 Class A4
08/15/2046	4.133%	2,585,512	2,561,948
JPMBB Commercial Mortgage Securities Trust
Series 2014-C26 Class A3
01/15/2048	3.231%	287,381	279,484
JPMBB Commercial Mortgage Securities Trust(a),(d)
Subordinated Series 2013-C17 Class F
01/15/2047	3.867%	1,840,000	1,501,457
Subordinated Series 2014-C19 Class D
04/15/2047	4.807%	874,000	814,403
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4 Class A2
12/15/2049	2.882%	8,174,742	7,605,268
Series 2019-COR6 Class A3
11/13/2052	2.795%	7,500,000	6,725,530
JPMorgan Chase Commercial Mortgage Securities Trust(d)
Series 2013-C13 Class A4
01/15/2046	3.994%	3,937,120	3,914,043
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	2,110,000	1,922,337
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Series 2021-HTL5 Class A
1-month USD LIBOR + 1.115% Floor 1.115% 11/15/2038	3.506%	7,080,000	6,836,783
Series 2022-ACB Class E
30-day Average SOFR + 3.350% Floor 3.350% 03/15/2039	5.233%	6,450,000	6,369,382
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-NYAH Class H
1-month USD LIBOR + 3.390% Floor 3.390% 06/15/2038	5.781%	3,500,000	3,296,064
Ladder Capital Commercial Mortgage(a)
Series 2017-LC26 Class A4
07/12/2050	3.551%	4,500,000	4,267,645
Life Mortgage Trust(a),(b)
Subordinated Series 2021-BMR Class F
1-month USD LIBOR + 2.350% Floor 2.350% 03/15/2038	4.741%	1,867,643	1,770,861
LSTAR Commercial Mortgage Trust(a)
Series 2017-5 Class A4
03/10/2050	3.390%	800,000	778,371
LSTAR Commercial Mortgage Trust(a),(d)
Subordinated Series 2016-4 Class F
03/10/2049	4.755%	8,000,000	5,764,676
Med Trust(a),(b)
Series 2021-MDLN Class A
1-month USD LIBOR + 0.950% Floor 0.950% 11/15/2038	3.341%	2,810,000	2,717,164
MHP MHIL(a),(b)
Subordinated Series 2022 Class E
30-day Average SOFR + 2.611% Floor 2.611% 01/15/2027	4.569%	3,000,000	2,820,123
MKT Mortgage Trust(a)
Series 2020-525M Class A
02/12/2040	2.694%	1,575,000	1,320,724
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	1,885,000	1,878,178
Series 2015-C21 Class A3
03/15/2048	3.077%	477,359	456,211
Series 2016-C29 Class ASB
05/15/2049	3.140%	775,037	754,554
Morgan Stanley Capital I Trust
Series 2016-UB11 Class A3
08/15/2049	2.531%	8,300,158	7,689,838
Morgan Stanley Capital I Trust(d),(e)
Series 2021-L5 Class XA
05/15/2054	1.421%	13,586,243	1,023,954
Progress Residential Trust(a)
Subordinated Series 2021-SFR1 Class G
04/17/2038	3.861%	3,830,000	3,451,650
RBS Commercial Funding, Inc., Trust(a),(d)
Series 2013-GSP Class A
01/15/2032	3.961%	1,180,000	1,150,190

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	27

Portfolio of Investments  (continued)
August 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RFM Re-REMIC Trust(a),(g)
Series 2022-FRR1 Class AB55
03/28/2049	0.000%	1,150,000	910,055
Series 2022-FRR1 Class CK55
03/28/2049	0.000%	360,000	270,903
Series 2022-FRR1 Class CK60
11/08/2049	0.000%	450,000	323,382
Series 2022-FRR1 Class CK64
03/01/2050	0.000%	420,000	292,691
RFM Re-REMIC Trust(a),(d)
Series 2022-FRR1 Class AB60
11/08/2049	2.470%	970,000	823,124
Series 2022-FRR1 Class AB64
03/01/2050	2.314%	1,460,000	1,215,505
SG Commercial Mortgage Securities Trust
Series 2016-C5 Class A4
10/10/2048	3.055%	5,120,000	4,807,381
SPGN TFLM Mortgage Trust(a),(b)
Series 2022 Class A
1-month Term SOFR + 1.550% Floor 1.550% 02/15/2039	3.857%	5,670,000	5,532,339
Starwood Retail Property Trust(a),(b)
Series 2014-STAR Class A
1-month USD LIBOR + 1.470% Floor 1.220% 11/15/2027	3.861%	2,461,743	1,686,294
UBS Commercial Mortgage Trust
Series 2018-C10 Class A3
05/15/2051	4.048%	5,500,000	5,261,242
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	651,754	651,144
Series 2013-C5 Class A4
03/10/2046	3.185%	2,600,989	2,590,206
Series 2013-C6 Class A4
04/10/2046	3.244%	1,935,000	1,917,165
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20 Class A4
04/15/2050	2.925%	1,965,000	1,876,380
Series 2015-SG1 Class A4
09/15/2048	3.789%	9,036,083	8,730,475
Series 2018-C45 Class A3
06/15/2051	3.920%	18,629,500	17,735,446
Series 2021-C61 Class A4
11/15/2054	2.658%	7,990,000	6,802,162
Wells Fargo Commercial Mortgage Trust(d),(e)
Series 2021-C59 Class XA
04/15/2054	1.673%	20,588,035	1,842,462
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-C60 Class XA
08/15/2054	1.675%	4,136,337	376,809
Wells Fargo Commercial Mortgage Trust(d)
Series 2022-C62 Class A4
04/15/2055	4.000%	5,330,000	5,060,898
WFRBS Commercial Mortgage Trust(a)
Subordinated Series 2014-C21 Class D
08/15/2047	3.497%	700,000	609,361
WF-RBS Commercial Mortgage Trust
Series 2014-C24 Class A3
11/15/2047	3.428%	509,995	497,785
WF-RBS Commercial Mortgage Trust(a),(d)
Subordinated Series 2013-C14 Class D
06/15/2046	4.090%	1,250,000	1,056,533
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $682,482,731)			632,083,604

Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Intelsat Jackson Holdings SA(h),(i),(j)	2,500,000	2
Intelsat Jackson Holdings SA(h),(i),(j)	832,000	1
Intelsat Jackson Holdings SA(h),(i),(j)	6,033,000	6
Intelsat Jackson Series A, CVR(h),(i),(j)	9,292	0
Intelsat Jackson Series B, CVR(h),(i),(j)	9,292	0
Total		9
Total Communication Services		9
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Prairie Provident Resources, Inc.(i),(j)	1,728	363
Total Energy		363
Financials 0.0%
Diversified Financial Services 0.0%
Intelsat Emergence SA(i)	88,738	2,558,627
Total Financials		2,558,627
Total Common Stocks (Cost $3,030,179)		2,558,999

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.1%
Bangkok Bank PCL(a),(k)
12/31/2049	5.000%	1,750,000	1,639,534
Credit Agricole SA(a),(k)
12/31/2049	4.750%	2,368,000	1,864,522
HSBC Holdings PLC(k)
12/31/2049	4.700%	1,265,000	990,254
Nordea Bank Abp(a),(k)
12/31/2049	3.750%	1,115,000	828,898
Total			5,323,208
Wireless 0.0%
Digicel Group 0.5 Ltd.(a),(l)
Subordinated
12/30/2049	7.000%	17,483	7,430
Total Convertible Bonds (Cost $6,499,016)			5,330,638

Corporate Bonds & Notes 33.3%

Aerospace & Defense 0.3%
BAE Systems PLC(a)
04/15/2030	3.400%	690,000	629,062
Boeing Co. (The)
02/04/2024	1.433%	5,100,000	4,890,063
05/01/2025	4.875%	761,000	763,654
02/01/2028	3.250%	794,000	720,002
05/01/2030	5.150%	1,160,000	1,141,357
02/01/2031	3.625%	4,203,000	3,729,538
02/01/2035	3.250%	1,240,000	957,230
11/01/2048	3.850%	245,000	174,270
05/01/2050	5.805%	270,000	258,981
08/01/2059	3.950%	3,500,000	2,441,948
Bombardier, Inc.(a)
12/01/2024	7.500%	2,286,000	2,278,441
03/15/2025	7.500%	2,839,000	2,779,420
04/15/2027	7.875%	6,175,000	5,906,808
Embraer Netherlands Finance BV
06/15/2025	5.050%	780,000	771,400
Northrop Grumman Corp.
10/15/2047	4.030%	409,000	360,900
Teledyne Technologies, Inc.
04/01/2026	1.600%	1,543,000	1,384,340
Textron, Inc.
03/01/2024	4.300%	665,000	665,104
03/01/2025	3.875%	289,000	285,098
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Technologies Corp.
08/16/2023	3.650%	49,000	48,809
11/16/2038	4.450%	1,043,000	985,840
06/01/2042	4.500%	1,689,000	1,600,345
05/04/2047	4.050%	528,000	462,003
Total			33,234,613
Airlines 0.2%
Alaska Airlines Pass-Through Trust(a)
Series 2020-1 Class A
02/15/2029	4.800%	763,117	759,325
American Airlines Pass-Through Trust
Series 2015-2 Class A
09/22/2027	4.000%	1,422,992	1,201,411
Series 2015-2 Class AA
09/22/2027	3.600%	118,821	109,749
Series 2016-1 Class A
07/15/2029	4.100%	1,330,139	1,063,120
Series 2016-2 Class AA
06/15/2028	3.200%	742,000	662,375
Series 2016-3
10/15/2028	3.250%	653,479	522,806
Series 2017-2 Class AA
10/15/2029	3.350%	137,114	122,409
Continental Airlines Pass-Through Trust
10/29/2024	4.000%	1,454,517	1,384,136
Series 2012-1 Class A
04/11/2024	4.150%	220,027	211,370
Delta Air Lines Pass-Through Trust
06/10/2028	2.000%	5,942,782	5,207,627
06/10/2028	2.500%	980,681	844,520
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2028	4.750%	1,164,155	1,113,943
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	954,066	956,934
Southwest Airlines Co.
06/15/2027	5.125%	1,665,000	1,699,073
U.S. Airways Pass-Through Trust
10/01/2024	5.900%	832,237	811,620
06/03/2025	4.625%	2,145,306	1,917,066
United Airlines Pass-Through Trust
Series 2014-1 Class A
04/11/2026	4.000%	462,887	429,070
Series 2016-2 Class A
04/07/2030	3.100%	768,218	622,639
Series 2019-2 Class A
05/01/2028	2.900%	537,263	450,014

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	29

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Airlines, Inc. Pass-Through Trust
08/15/2025	4.300%	148,365	139,963
10/15/2027	5.875%	2,307,669	2,290,963
Total			22,520,133
Apartment REIT 0.0%
American Homes 4 Rent LP
07/15/2031	2.375%	542,000	433,507
04/15/2032	3.625%	630,000	550,002
04/15/2052	4.300%	561,000	451,834
Invitation Homes Operating Partnership LP
11/15/2028	2.300%	1,164,000	971,539
Total			2,406,882
Automotive 0.7%
Adient Global Holdings Ltd.(a)
08/15/2026	4.875%	2,700,000	2,477,097
Allison Transmission. Inc.(a)
01/30/2031	3.750%	1,550,000	1,252,374
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	1,007,000	977,450
04/01/2027	6.500%	900,000	841,177
American Honda Finance Corp.
01/12/2029	2.250%	3,435,000	3,020,334
Aptiv PLC
12/01/2051	3.100%	1,905,000	1,189,589
BorgWarner, Inc.(a)
10/01/2025	5.000%	126,000	126,107
Cooper-Standard Automotive, Inc.(a)
11/15/2026	5.625%	1,800,000	900,581
Dana, Inc.
06/15/2028	5.625%	2,400,000	2,158,943
Denso Corp.(a)
09/16/2026	1.239%	4,070,000	3,612,329
Ford Motor Co.
01/15/2043	4.750%	2,600,000	1,951,858
Ford Motor Credit Co. LLC
11/01/2022	3.350%	6,065,000	6,054,949
01/09/2024	3.810%	2,585,000	2,529,586
05/03/2029	5.113%	1,040,000	961,528
General Motors Co.
10/01/2025	6.125%	529,000	544,788
10/01/2027	6.800%	1,850,000	1,963,204
10/15/2029	5.400%	4,470,000	4,359,946
04/01/2035	5.000%	5,365,000	4,818,943
04/01/2038	5.150%	1,550,000	1,363,382
10/02/2043	6.250%	723,000	690,976
04/01/2045	5.200%	1,500,000	1,273,682
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Motors Financial Co., Inc.
04/07/2025	3.800%	2,535,000	2,471,681
07/13/2025	4.300%	1,060,000	1,044,109
03/01/2026	5.250%	2,260,000	2,272,118
02/26/2027	2.350%	1,389,000	1,233,303
04/09/2027	5.000%	4,078,000	4,020,544
06/21/2030	3.600%	1,710,000	1,478,683
Harley-Davidson Financial Services, Inc.(a)
06/08/2025	3.350%	1,155,000	1,107,425
02/14/2027	3.050%	2,955,000	2,637,556
Honda Motor Co., Ltd.
03/10/2032	2.967%	825,000	742,049
Hyundai Capital America(a)
06/14/2024	0.875%	2,480,000	2,320,506
09/15/2028	2.100%	1,460,000	1,210,953
Hyundai Capital Services, Inc.(a)
04/24/2025	2.125%	3,320,000	3,099,952
Kia Corp.(a)
04/16/2024	1.000%	1,405,000	1,331,111
Magna International, Inc.
06/15/2024	3.625%	1,100,000	1,091,266
Nissan Motor Co., Ltd.(a)
09/17/2030	4.810%	1,293,000	1,161,046
Toyota Motor Credit Corp.
01/13/2027	1.900%	400,000	367,692
06/29/2029	4.450%	3,753,000	3,777,539
Volkswagen Group of America Finance LLC(a)
05/13/2025	3.350%	1,685,000	1,633,501
06/08/2027	4.350%	3,890,000	3,789,504
Total			79,859,361
Banking 11.2%
ABN AMRO Bank NV(a),(k)
12/13/2029	2.470%	4,805,000	4,033,295
Subordinated
03/13/2037	3.324%	1,441,000	1,123,885
Ally Financial, Inc.
06/09/2027	4.750%	7,545,000	7,359,297
American Express Co.
03/04/2027	2.550%	5,590,000	5,190,851
American Express Co.(k)
08/03/2033	4.420%	8,897,000	8,589,070
ANZ New Zealand International Ltd.(a)
02/18/2025	2.166%	3,390,000	3,221,863
ASB Bank Ltd.(a)
10/22/2026	1.625%	753,000	670,443
ASB Bank Ltd.(a),(k)
Subordinated
06/17/2032	5.284%	4,416,000	4,317,958

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banco Bilbao Vizcaya Argentaria SA
09/18/2023	0.875%	5,400,000	5,214,480
Banco Santander SA(a)
11/09/2022	4.125%	150,000	149,800
Banco Santander SA
02/23/2023	3.125%	800,000	797,212
05/24/2024	3.892%	10,400,000	10,303,375
05/28/2025	2.746%	1,000,000	941,216
03/25/2026	1.849%	2,000,000	1,779,920
08/18/2027	5.294%	6,000,000	5,877,870
Banco Santander SA(b)
3-month USD LIBOR + 1.120% 04/12/2023	3.543%	1,400,000	1,402,333
Banco Santander SA(k)
Subordinated
11/22/2032	3.225%	1,000,000	762,506
Bank of America Corp.
01/11/2023	3.300%	2,000,000	1,998,788
Subordinated
01/22/2025	4.000%	795,000	788,378
04/21/2025	3.950%	2,500,000	2,473,505
03/03/2026	4.450%	2,000,000	1,991,919
Bank of America Corp.(k)
12/20/2023	3.004%	1,294,000	1,289,333
03/05/2024	3.550%	6,088,000	6,062,453
03/15/2025	3.458%	2,515,000	2,473,101
04/02/2026	3.384%	5,390,000	5,206,286
07/22/2027	1.734%	13,410,000	11,901,407
04/27/2028	4.376%	2,650,000	2,585,979
03/05/2029	3.970%	2,159,000	2,036,878
06/14/2029	2.087%	11,540,000	9,818,359
02/07/2030	3.974%	3,850,000	3,607,394
07/23/2030	3.194%	33,500,000	29,815,940
02/13/2031	2.496%	8,712,000	7,313,600
07/23/2031	1.898%	616,000	486,766
04/22/2032	2.687%	3,011,000	2,501,344
07/21/2032	2.299%	785,000	627,079
10/20/2032	2.572%	9,960,000	8,162,507
02/04/2033	2.972%	1,928,000	1,626,931
04/27/2033	4.571%	1,600,000	1,530,253
06/19/2041	2.676%	3,113,000	2,233,683
03/15/2050	4.330%	1,413,000	1,266,778
Subordinated
03/08/2037	3.846%	3,568,000	3,086,033
Bank of Ireland Group PLC(a)
11/25/2023	4.500%	3,780,000	3,758,675
Bank of Ireland Group PLC(a),(k)
09/30/2027	2.029%	3,840,000	3,298,398
Bank of Montreal
01/10/2025	1.500%	7,990,000	7,518,748
03/08/2027	2.650%	3,035,000	2,823,527
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of Montreal(k)
Subordinated
12/15/2032	3.803%	849,000	774,980
Bank of New York Mellon Corp. (The)
01/29/2023	2.950%	995,000	992,306
04/24/2025	1.600%	3,885,000	3,658,264
Bank of New York Mellon Corp. (The)(k)
06/13/2033	4.289%	1,956,000	1,906,790
Bank of New Zealand(a)
02/21/2025	2.000%	3,915,000	3,700,102
01/27/2027	2.285%	4,455,000	4,062,898
Bank of Nova Scotia (The)
05/01/2023	1.625%	8,550,000	8,434,186
04/11/2025	3.450%	2,340,000	2,288,670
02/02/2027	1.950%	707,000	636,440
Bank of Nova Scotia (The)(k)
12/31/2049	4.900%	1,089,000	1,036,110
Subordinated
05/04/2037	4.588%	3,588,000	3,240,273
Banque Federative du Credit Mutuel SA(a)
11/21/2024	2.375%	5,255,000	5,027,180
07/13/2027	4.753%	5,280,000	5,247,704
Barclays PLC
03/16/2025	3.650%	270,000	262,306
Subordinated
05/09/2028	4.836%	995,000	942,008
Barclays PLC(k)
05/07/2025	3.932%	6,190,000	6,053,653
08/09/2028	5.501%	7,070,000	6,955,366
06/24/2031	2.645%	3,175,000	2,528,158
03/10/2032	2.667%	12,020,000	9,402,864
BNP Paribas SA(a)
03/01/2023	3.500%	895,000	892,748
01/09/2025	3.375%	1,235,000	1,200,061
BNP Paribas SA(a),(k)
06/09/2026	2.219%	1,570,000	1,449,091
01/13/2027	1.323%	580,000	509,526
01/20/2028	2.591%	2,620,000	2,326,047
09/30/2028	1.904%	3,535,000	2,982,757
09/15/2029	2.159%	3,900,000	3,212,152
04/19/2032	2.871%	3,775,000	3,062,717
01/20/2033	3.132%	7,920,000	6,468,899
BPCE SA(a)
01/11/2028	3.250%	460,000	420,720
10/01/2029	2.700%	2,350,000	2,032,149
Subordinated
10/22/2023	5.700%	545,000	548,187
07/11/2024	4.625%	4,200,000	4,149,312
07/21/2024	5.150%	3,363,000	3,347,732

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	31

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BPCE SA(a),(k)
01/20/2032	2.277%	885,000	687,137
Canadian Imperial Bank of Commerce
01/28/2025	2.250%	3,117,000	2,972,071
08/04/2025	3.945%	7,005,000	6,923,217
Capital One Financial Corp.(k)
12/06/2024	1.343%	8,945,000	8,583,184
11/02/2027	1.878%	1,339,000	1,178,162
05/10/2028	4.927%	3,018,000	2,982,296
03/01/2030	3.273%	816,000	717,552
07/26/2030	5.247%	789,000	778,210
11/02/2032	2.618%	1,000,000	794,298
Subordinated
07/29/2032	2.359%	1,575,000	1,215,630
Citigroup, Inc.(k)
05/01/2025	0.981%	1,410,000	1,327,907
04/08/2026	3.106%	4,210,000	4,041,535
06/09/2027	1.462%	7,108,000	6,269,301
02/24/2028	3.070%	1,445,000	1,337,877
11/05/2030	2.976%	14,780,000	12,871,935
01/29/2031	2.666%	5,550,000	4,707,992
03/31/2031	4.412%	955,000	908,634
06/03/2031	2.572%	5,105,000	4,267,711
05/01/2032	2.561%	6,495,000	5,324,324
01/25/2033	3.057%	6,020,000	5,100,228
12/31/2049	4.700%	10,225,000	8,658,112
12/31/2049	5.000%	1,100,000	1,021,654
Citigroup, Inc.
05/01/2026	3.400%	1,300,000	1,255,758
Subordinated
06/10/2025	4.400%	4,250,000	4,233,289
05/18/2046	4.750%	395,000	355,702
Citizens Bank NA(k)
08/09/2028	4.575%	5,200,000	5,139,990
Citizens Financial Group, Inc.(k)
Subordinated
05/21/2037	5.641%	5,060,000	4,939,402
Comerica Bank
07/23/2024	2.500%	3,995,000	3,875,718
Comerica Bank(k)
Subordinated
08/25/2033	5.332%	1,413,000	1,391,755
Comerica, Inc.
07/31/2023	3.700%	2,250,000	2,242,647
Commonwealth Bank of Australia(a)
03/14/2027	2.552%	3,780,000	3,520,477
Subordinated
09/12/2039	3.743%	435,000	348,105
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cooperatieve Rabobank UA(a),(k)
06/24/2026	1.339%	970,000	878,598
02/24/2027	1.106%	2,500,000	2,196,499
12/15/2027	1.980%	3,515,000	3,109,094
08/22/2028	4.655%	2,224,000	2,178,428
04/06/2033	3.758%	795,000	708,956
Cooperatieve Rabobank UA
Subordinated
08/04/2025	4.375%	584,000	574,704
Credit Agricole SA(a)
04/24/2023	3.750%	530,000	528,836
Credit Agricole SA(a),(k)
06/16/2026	1.907%	5,925,000	5,435,937
Credit Suisse AG
02/21/2025	3.700%	1,650,000	1,596,467
07/09/2027	5.000%	12,715,000	12,348,985
Credit Suisse Group AG
05/05/2023	1.000%	893,000	873,563
Credit Suisse Group AG(a),(k)
12/14/2023	2.997%	6,429,000	6,379,751
06/05/2026	2.193%	5,263,000	4,705,365
02/02/2027	1.305%	4,520,000	3,814,981
08/11/2028	6.442%	8,745,000	8,556,285
05/14/2032	3.091%	5,680,000	4,293,664
08/12/2033	6.537%	14,315,000	13,700,032
Credit Suisse Group AG(a)
Subordinated
08/08/2023	6.500%	1,030,000	1,033,964
Credit Suisse Group Funding Guernsey Ltd.
09/15/2022	3.800%	750,000	749,843
06/09/2023	3.800%	4,890,000	4,858,669
Danske Bank A/S(a)
09/12/2023	3.875%	1,350,000	1,337,618
06/12/2028	4.375%	878,000	814,727
Danske Bank A/S(a),(k)
03/28/2025	3.773%	3,905,000	3,804,715
09/10/2025	0.976%	5,665,000	5,197,455
09/11/2026	1.621%	1,245,000	1,102,077
Deutsche Bank AG(k)
07/14/2026	6.119%	6,950,000	6,953,158
01/07/2028	2.552%	484,000	412,003
Subordinated
01/14/2032	3.729%	2,000,000	1,475,079
Discover Bank
08/08/2023	4.200%	5,500,000	5,500,475
03/13/2026	4.250%	789,000	770,752
Discover Financial Services
11/21/2022	3.850%	1,000,000	1,000,353
11/06/2024	3.950%	1,495,000	1,479,370

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DNB Bank ASA(a)
12/02/2022	2.150%	625,000	622,651
DNB Bank ASA(a),(k)
03/28/2025	2.968%	6,425,000	6,261,264
09/16/2026	1.127%	3,950,000	3,526,847
03/30/2028	1.605%	4,585,000	3,975,475
Federation des Caisses Desjardins du Quebec(a)
02/10/2025	2.050%	1,983,000	1,860,093
Fifth Third Bancorp(k)
07/28/2030	4.772%	5,430,000	5,404,352
Global Bank Corp.(a),(k)
04/16/2029	5.250%	400,000	374,641
Goldman Sachs Group, Inc. (The)
02/23/2023	3.200%	2,925,000	2,919,486
12/06/2023	1.217%	7,505,000	7,253,285
Subordinated
10/21/2025	4.250%	1,295,000	1,280,213
05/22/2045	5.150%	2,399,000	2,273,636
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 0.750% 02/23/2023	3.708%	1,402,000	1,402,515
Goldman Sachs Group, Inc. (The)(k)
09/29/2025	3.272%	4,160,000	4,052,261
03/09/2027	1.431%	11,330,000	10,077,928
09/10/2027	1.542%	1,270,000	1,114,540
10/21/2027	1.948%	2,865,000	2,541,820
04/22/2032	2.615%	12,585,000	10,366,464
07/21/2032	2.383%	19,430,000	15,680,584
10/21/2032	2.650%	2,415,000	1,985,266
12/31/2049	3.650%	2,135,000	1,737,799
HSBC Holdings PLC(k)
03/11/2025	3.803%	573,000	562,047
05/24/2025	0.976%	4,064,000	3,791,811
11/07/2025	2.633%	1,148,000	1,089,532
03/10/2026	2.999%	929,000	880,248
04/18/2026	1.645%	604,000	550,588
06/04/2026	2.099%	1,379,000	1,266,713
05/24/2027	1.589%	4,447,000	3,874,700
03/13/2028	4.041%	1,150,000	1,081,608
06/09/2028	4.755%	2,905,000	2,798,543
08/11/2028	5.210%	9,113,000	8,894,902
09/22/2028	2.013%	7,515,000	6,336,483
08/17/2029	2.206%	5,910,000	4,893,616
08/11/2033	5.402%	2,767,000	2,630,433
Junior Subordinated
12/31/2049	6.000%	877,000	806,760
HSBC Holdings PLC
03/08/2026	4.300%	2,500,000	2,470,678
Huntington Bancshares, Inc.(k)
08/04/2028	4.443%	3,690,000	3,614,333
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Huntington National Bank (The)(k)
05/16/2025	4.008%	1,945,000	1,931,682
ING Groep NV(k)
03/28/2028	4.017%	669,000	634,423
Intesa Sanpaolo SpA(a),(k)
Subordinated
06/01/2032	4.198%	1,100,000	799,719
JPMorgan Chase & Co.(k)
04/23/2024	3.559%	6,449,000	6,415,786
07/23/2024	3.797%	2,578,000	2,562,878
06/23/2025	0.969%	4,760,000	4,459,024
12/10/2025	1.561%	2,540,000	2,369,487
02/24/2026	2.595%	1,333,000	1,266,040
04/26/2026	4.080%	2,925,000	2,886,713
02/04/2027	1.040%	4,299,000	3,784,969
04/22/2027	1.578%	9,480,000	8,469,962
09/22/2027	1.470%	4,275,000	3,747,654
02/24/2028	2.947%	3,208,000	2,967,946
01/23/2029	3.509%	13,570,000	12,572,367
04/23/2029	4.005%	3,180,000	3,012,437
06/01/2029	2.069%	1,151,000	984,504
12/05/2029	4.452%	1,150,000	1,112,836
06/14/2030	4.565%	5,895,000	5,735,202
10/15/2030	2.739%	1,990,000	1,723,483
02/04/2032	1.953%	3,030,000	2,402,941
04/22/2032	2.580%	7,260,000	6,005,923
11/08/2032	2.545%	11,305,000	9,314,607
01/25/2033	2.963%	2,380,000	2,022,567
07/25/2033	4.912%	2,228,000	2,208,669
11/19/2041	2.525%	614,000	428,489
04/22/2042	3.157%	2,480,000	1,922,358
11/15/2048	3.964%	3,054,000	2,557,183
12/31/2049	4.000%	4,500,000	3,847,500
12/31/2049	4.600%	7,625,000	6,683,577
12/31/2049	5.000%	1,290,000	1,191,636
04/22/2052	3.328%	933,000	704,295
JPMorgan Chase & Co.
Subordinated
05/01/2023	3.375%	1,000,000	998,265
09/10/2024	3.875%	8,813,000	8,776,685
KeyBank NA
08/08/2025	4.150%	2,825,000	2,803,448
Kookmin Bank(a)
Subordinated
11/04/2030	2.500%	550,000	456,545
Lloyds Banking Group PLC
08/16/2023	4.050%	2,940,000	2,937,000
03/12/2024	3.900%	2,600,000	2,587,666
03/22/2028	4.375%	1,975,000	1,903,760
Subordinated
11/04/2024	4.500%	5,560,000	5,530,071

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	33

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lloyds Banking Group PLC(k)
11/07/2023	2.907%	7,968,000	7,944,750
02/05/2026	2.438%	695,000	654,006
03/18/2026	3.511%	2,665,000	2,567,760
08/11/2026	4.716%	6,205,000	6,122,984
05/11/2027	1.627%	1,175,000	1,039,425
08/11/2033	4.976%	3,245,000	3,084,134
Macquarie Group Ltd.(a),(k)
10/14/2025	1.201%	1,295,000	1,196,641
01/14/2033	2.871%	6,005,000	4,821,996
06/21/2033	4.442%	1,815,000	1,653,967
11/09/2033	5.491%	7,455,000	7,271,035
Mitsubishi UFJ Financial Group, Inc.
07/17/2025	1.412%	1,684,000	1,545,003
09/13/2026	2.757%	255,000	237,623
Mitsubishi UFJ Financial Group, Inc.(k)
04/17/2026	3.837%	3,150,000	3,081,638
07/20/2027	1.538%	254,000	224,237
Mizuho Financial Group, Inc.(k)
09/11/2024	3.922%	2,668,000	2,647,881
05/25/2026	2.226%	797,000	739,541
Mizuho Financial Group, Inc.(a)
04/12/2026	3.477%	225,000	214,421
Morgan Stanley(k)
05/30/2025	0.790%	14,562,000	13,617,284
10/21/2025	1.164%	2,030,000	1,885,993
02/18/2026	2.630%	2,012,000	1,915,381
04/28/2026	2.188%	828,000	777,589
05/04/2027	1.593%	5,653,000	5,041,636
07/20/2027	1.512%	962,000	852,382
01/21/2028	2.475%	552,000	501,751
04/20/2028	4.210%	1,928,000	1,876,988
07/22/2028	3.591%	7,245,000	6,843,757
01/24/2029	3.772%	4,315,000	4,062,609
01/23/2030	4.431%	2,885,000	2,809,625
02/13/2032	1.794%	1,008,000	794,134
04/28/2032	1.928%	5,704,000	4,506,073
07/21/2032	2.239%	9,978,000	8,046,907
10/20/2032	2.511%	6,841,000	5,609,691
01/21/2033	2.943%	3,610,000	3,079,050
07/20/2033	4.889%	771,000	767,684
04/22/2039	4.457%	299,000	278,850
Subordinated
09/16/2036	2.484%	1,615,000	1,249,023
04/20/2037	5.297%	3,424,000	3,288,307
Morgan Stanley
07/23/2025	4.000%	1,671,000	1,662,033
01/27/2026	3.875%	6,556,000	6,467,824
Subordinated
09/08/2026	4.350%	9,045,000	8,941,214
National Australia Bank Ltd.(a)
01/12/2025	1.388%	5,595,000	5,261,627
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
08/21/2030	2.332%	920,000	731,040
National Bank of Canada(k)
06/09/2025	3.750%	7,465,000	7,354,160
Nationwide Building Society(a),(k)
03/08/2024	3.766%	3,370,000	3,353,820
08/01/2024	4.363%	7,040,000	6,990,431
02/16/2028	2.972%	2,610,000	2,356,260
Nationwide Building Society(a)
10/13/2026	1.500%	1,070,000	945,991
07/27/2027	4.850%	10,110,000	10,043,475
NatWest Group PLC(k)
06/25/2024	4.519%	962,000	957,040
09/30/2028	5.516%	1,815,000	1,816,719
NatWest Markets PLC(a)
09/29/2022	3.625%	3,020,000	3,023,764
Nordea Bank Abp(a)
09/30/2026	1.500%	7,925,000	7,019,177
Northern Trust Corp.(k)
Subordinated
05/08/2032	3.375%	1,345,000	1,253,520
Oversea-Chinese Banking Corp., Ltd.(a),(k)
Subordinated
09/10/2030	1.832%	535,000	489,796
Royal Bank of Canada
05/04/2027	3.625%	3,180,000	3,068,409
08/03/2027	4.240%	7,415,000	7,311,333
Royal Bank of Scotland Group PLC(k)
03/22/2025	4.269%	8,215,000	8,116,893
05/22/2028	3.073%	706,000	638,211
Santander Holdings USA, Inc.
06/02/2025	3.450%	4,110,000	3,930,419
Santander Holdings USA, Inc.(k)
01/06/2028	2.490%	706,000	613,897
Santander UK Group Holdings PLC(k)
11/15/2024	4.796%	7,820,000	7,779,827
03/15/2025	1.089%	5,545,000	5,189,698
08/21/2026	1.532%	445,000	397,663
06/14/2027	1.673%	1,762,000	1,527,612
Societe Generale SA(a)
03/28/2024	3.875%	5,055,000	4,979,302
01/22/2025	2.625%	445,000	420,081
06/15/2027	4.677%	3,130,000	3,094,713
Societe Generale SA(a),(k)
01/19/2028	2.797%	4,285,000	3,787,395
01/21/2033	3.337%	3,070,000	2,473,022

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Standard Chartered PLC(a),(k)
11/23/2025	1.822%	1,445,000	1,336,090
03/30/2026	3.971%	1,226,000	1,184,081
01/14/2027	1.456%	712,000	623,623
01/12/2028	2.608%	3,404,000	3,018,037
06/29/2032	2.678%	2,350,000	1,852,100
State Street Corp.(k)
11/18/2027	1.684%	1,985,000	1,787,990
08/04/2033	4.164%	1,935,000	1,869,886
Sumitomo Mitsui Financial Group, Inc.
09/27/2024	2.448%	745,000	714,224
09/17/2028	1.902%	5,900,000	4,952,062
Sumitomo Mitsui Trust Bank Ltd.(a)
03/25/2024	0.850%	5,715,000	5,412,047
03/10/2025	2.550%	1,045,000	997,909
09/12/2025	1.050%	829,000	747,808
03/10/2027	2.800%	781,000	727,627
Svenska Handelsbanken AB(a),(k)
06/11/2027	1.418%	932,000	828,552
Swedbank AB(a)
04/04/2025	3.356%	5,315,000	5,186,154
Synchrony Bank
08/22/2025	5.400%	3,625,000	3,619,207
Synchrony Financial
06/13/2025	4.875%	6,805,000	6,705,795
Toronto-Dominion Bank (The)
03/10/2027	2.800%	797,000	747,460
06/08/2027	4.108%	5,935,000	5,874,529
03/10/2032	3.200%	2,530,000	2,247,976
06/08/2032	4.456%	5,070,000	4,973,529
Truist Financial Corp.(k)
03/02/2027	1.267%	340,000	305,793
06/07/2029	1.887%	1,610,000	1,381,114
12/31/2049	5.100%	821,000	778,022
Subordinated
07/28/2033	4.916%	5,190,000	4,986,219
Truist Financial Corp.
08/03/2027	1.125%	735,000	631,024
U.S. Bancorp(k)
Junior Subordinated
12/31/2049	5.300%	2,980,000	2,655,252
UBS AG(a)
08/09/2024	0.700%	3,985,000	3,724,758
01/13/2025	1.375%	1,770,000	1,655,405
UBS Group AG(a),(k)
07/30/2024	1.008%	990,000	959,366
05/12/2026	4.488%	4,880,000	4,831,201
01/30/2027	1.364%	912,000	806,381
08/05/2027	4.703%	7,430,000	7,281,653
08/10/2027	1.494%	460,000	400,149
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/12/2028	4.751%	1,320,000	1,294,056
02/11/2032	2.095%	558,000	435,779
08/05/2033	4.988%	648,000	626,707
02/11/2043	3.179%	1,172,000	861,653
UBS Group AG(a),(b)
SOFR + 1.580% 05/12/2026	3.870%	3,055,000	3,057,828
UniCredit SpA(a),(k)
09/22/2026	2.569%	5,195,000	4,529,014
US Bancorp(k)
Subordinated
07/22/2033	4.967%	2,360,000	2,339,117
Wells Fargo & Co.
01/24/2024	3.750%	2,409,000	2,402,913
Subordinated
12/07/2046	4.750%	340,000	310,278
Wells Fargo & Co.(k)
06/02/2024	1.654%	2,135,000	2,092,432
10/30/2025	2.406%	1,215,000	1,160,523
02/11/2026	2.164%	1,477,000	1,387,981
04/25/2026	3.908%	1,035,000	1,013,799
04/30/2026	2.188%	2,313,000	2,164,665
08/15/2026	4.540%	6,990,000	6,941,381
03/24/2028	3.526%	1,405,000	1,326,798
05/22/2028	3.584%	1,700,000	1,603,247
06/02/2028	2.393%	10,677,000	9,550,799
07/25/2028	4.808%	14,890,000	14,811,170
02/11/2031	2.572%	6,775,000	5,769,290
03/02/2033	3.350%	11,310,000	9,863,573
07/25/2033	4.897%	5,615,000	5,532,671
04/30/2041	3.068%	5,230,000	4,014,902
04/04/2051	5.013%	1,130,000	1,115,718
04/25/2053	4.611%	602,000	555,063
Westpac Banking Corp.
08/26/2025	3.735%	5,625,000	5,572,436
11/20/2028	1.953%	2,622,000	2,281,732
Westpac Banking Corp.(k)
Subordinated
08/10/2033	5.405%	5,485,000	5,308,380
Total			1,189,663,447
Brokerage/Asset Managers/Exchanges 0.4%
Ares Finance Co. IV LLC(a)
02/01/2052	3.650%	3,415,000	2,370,127
Blackstone Holdings Finance Co. LLC(a)
08/05/2028	1.625%	643,000	544,091
01/30/2032	2.000%	617,000	485,883
08/05/2051	2.850%	1,303,000	871,321
01/30/2052	3.200%	1,763,000	1,283,747
Blue Owl Finance LLC(a)
02/15/2032	4.375%	5,635,000	4,735,419

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	35

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brookfield Finance, Inc.
06/02/2026	4.250%	964,000	950,426
Charles Schwab Corp. (The)
03/03/2032	2.900%	2,865,000	2,528,036
Charles Schwab Corp. (The)(k)
12/31/2049	5.375%	2,845,000	2,836,038
CI Financial Corp.
06/15/2051	4.100%	684,000	447,574
CME Group, Inc.
03/15/2032	2.650%	1,334,000	1,174,380
Depository Trust & Clearing Corp. (The)(a),(k)
12/31/2049	3.375%	673,000	541,749
Hunt Companies, Inc.(a)
04/15/2029	5.250%	2,150,000	1,827,929
Intercontinental Exchange, Inc.
06/15/2030	2.100%	809,000	683,164
09/15/2032	1.850%	3,230,000	2,548,550
03/15/2033	4.600%	5,423,000	5,369,580
09/15/2040	2.650%	775,000	574,516
09/21/2048	4.250%	1,170,000	1,049,005
Jefferies Group LLC
01/20/2043	6.500%	600,000	606,843
KKR Group Finance Co. XII LLC(a)
05/17/2032	4.850%	1,220,000	1,187,393
Nomura Holdings, Inc.
01/22/2027	2.329%	7,865,000	7,011,324
07/14/2031	2.608%	1,100,000	880,381
Raymond James Financial, Inc.
07/15/2046	4.950%	1,745,000	1,701,711
Stifel Financial Corp.
05/15/2030	4.000%	3,755,000	3,403,454
Total			45,612,641
Building Materials 0.2%
Builders FirstSource, Inc.(a)
03/01/2030	5.000%	1,310,000	1,163,021
Cemex SAB de CV(a)
09/17/2030	5.200%	1,050,000	952,297
Cemex SAB de CV(a),(k)
Subordinated
12/31/2049	5.125%	625,000	521,689
Ferguson Finance PLC(a)
04/20/2032	4.650%	2,785,000	2,585,529
Fortune Brands Home & Security, Inc.
03/25/2032	4.000%	569,000	504,243
03/25/2052	4.500%	4,290,000	3,265,541
Martin Marietta Materials, Inc.
03/15/2030	2.500%	3,380,000	2,850,549
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Standard Industries, Inc.(a)
07/15/2030	4.375%	3,120,000	2,478,438
Summit Materials LLC/Finance Corp.(a)
01/15/2029	5.250%	2,385,000	2,168,221
Total			16,489,528
Cable and Satellite 0.6%
CCO Holdings LLC/Capital Corp.(a)
06/01/2029	5.375%	100,000	91,399
02/01/2031	4.250%	1,725,000	1,408,624
02/01/2032	4.750%	2,511,000	2,079,624
CCO Holdings LLC/Holdings Capital Corp.(a)
01/15/2034	4.250%	2,125,000	1,617,736
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	952,000	949,785
01/15/2029	2.250%	616,000	505,026
10/23/2035	6.384%	1,775,000	1,768,470
03/01/2042	3.500%	862,000	599,726
10/23/2045	6.484%	4,170,000	3,971,126
04/01/2048	5.750%	1,360,000	1,203,676
03/01/2050	4.800%	2,625,000	2,062,272
04/01/2051	3.700%	2,305,000	1,534,759
06/01/2052	3.900%	3,954,000	2,682,007
04/01/2053	5.250%	4,165,000	3,489,585
04/01/2061	3.850%	941,000	612,171
Comcast Corp.
10/15/2025	3.950%	3,095,000	3,089,514
02/01/2030	2.650%	723,000	640,371
03/01/2038	3.900%	822,000	740,158
03/01/2048	4.000%	1,375,000	1,178,933
02/01/2050	3.450%	1,900,000	1,495,035
Cox Communications, Inc.(a)
08/15/2024	3.150%	780,000	757,315
06/15/2031	2.600%	1,975,000	1,643,985
CSC Holdings LLC(a)
04/15/2027	5.500%	3,550,000	3,363,812
02/01/2028	5.375%	1,193,000	1,078,257
04/01/2028	7.500%	300,000	267,018
01/15/2030	5.750%	1,600,000	1,238,554
02/15/2031	3.375%	1,000,000	750,107
11/15/2031	5.000%	5,000,000	3,589,474
DISH DBS Corp.
11/15/2024	5.875%	2,000,000	1,825,435
07/01/2026	7.750%	2,039,000	1,606,150
06/01/2029	5.125%	1,400,000	829,150
Intelsat Jackson Holdings SA(a)
03/15/2030	6.500%	5,833,000	5,300,290
Sirius XM Radio, Inc.(a)
07/01/2029	5.500%	1,330,000	1,244,364

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Time Warner Cable LLC
05/01/2037	6.550%	235,000	231,098
11/15/2040	5.875%	2,655,000	2,386,127
09/01/2041	5.500%	6,634,000	5,729,623
Viasat, Inc.(a)
04/15/2027	5.625%	1,415,000	1,306,217
Total			64,866,973
Chemicals 0.4%
Albemarle Corp.
06/01/2032	5.050%	485,000	473,770
Alpek SAB de CV(a)
02/25/2031	3.250%	400,000	340,709
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	400,000	353,625
Cabot Corp.
07/01/2029	4.000%	2,710,000	2,488,956
06/30/2032	5.000%	1,800,000	1,723,762
Celanese U.S. Holdings LLC
11/15/2022	4.625%	100,000	100,002
Celanese US Holdings LLC
08/05/2026	1.400%	964,000	810,532
07/15/2032	6.379%	800,000	794,621
CF Industries, Inc.
03/15/2034	5.150%	3,125,000	3,015,061
06/01/2043	4.950%	1,700,000	1,512,648
Dow Chemical Co. (The)
10/01/2034	4.250%	714,000	661,587
11/15/2042	4.375%	456,000	399,191
Eastman Chemical Co.
10/15/2044	4.650%	2,511,000	2,192,358
Ecolab, Inc.
08/18/2055	2.750%	333,000	234,869
Element Solutions, Inc.(a)
09/01/2028	3.875%	1,510,000	1,311,818
FMC Corp.
10/01/2049	4.500%	340,000	286,409
GC Treasury Center Co., Ltd.(a)
03/18/2031	2.980%	750,000	626,272
Huntsman International LLC
06/15/2031	2.950%	2,375,000	1,897,728
Ingevity Corp.(a)
11/01/2028	3.875%	1,510,000	1,302,407
International Flavors & Fragrances, Inc.
09/26/2048	5.000%	3,305,000	3,059,100
LYB International Finance III LLC
05/01/2050	4.200%	2,125,000	1,721,765
04/01/2051	3.625%	3,960,000	2,937,691
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LyondellBasell Industries NV
04/15/2024	5.750%	713,000	727,727
02/26/2055	4.625%	885,000	745,525
Mosaic Co. (The)
11/15/2033	5.450%	1,173,000	1,193,159
11/15/2043	5.625%	985,000	974,525
PPG Industries, Inc.
03/15/2026	1.200%	972,000	870,735
RPM International, Inc.
01/15/2032	2.950%	300,000	244,196
Sasol Financing International Ltd.
11/14/2022	4.500%	3,800,000	3,793,061
Sasol Financing USA LLC
03/27/2024	5.875%	600,000	599,249
Sherwin-Williams Co. (The)
08/08/2024	4.050%	4,430,000	4,424,813
TPC Group Inc.(a)
08/01/2024	10.875%	246,422	248,270
Total			42,066,141
Construction Machinery 0.2%
Ashtead Capital, Inc.(a)
08/11/2032	5.500%	625,000	614,205
Caterpillar Financial Services Corp.
08/12/2027	3.600%	9,865,000	9,682,615
CNH Industrial Capital LLC
05/23/2025	3.950%	5,880,000	5,779,745
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	5,359,000	4,529,001
John Deere Capital Corp.
04/18/2029	3.350%	642,000	614,305
United Rentals North America, Inc.
01/15/2030	5.250%	3,000,000	2,837,272
02/15/2031	3.875%	1,664,000	1,436,790
Total			25,493,933
Consumer Cyclical Services 0.1%
ADT Security Corp. (The)(a)
08/01/2029	4.125%	1,475,000	1,265,203
Allied Universal Holdco LLC/Finance Corp.(a)
07/15/2026	6.625%	2,300,000	2,153,156
06/01/2029	6.000%	1,300,000	973,909
Allied Universal Holdco LLC/Finance Corp./Atlas Luxco 4 Sarl(a)
06/01/2028	4.625%	1,910,000	1,601,147
06/01/2028	4.625%	990,000	841,055
ANGI Group LLC(a)
08/15/2028	3.875%	1,630,000	1,236,431

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	37

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CBRE Services, Inc.
04/01/2031	2.500%	837,000	670,919
Expedia Group, Inc.(a)
05/01/2025	6.250%	1,094,000	1,122,514
WASH Multifamily Acquisition, Inc.(a)
04/15/2026	5.750%	300,000	289,348
Total			10,153,682
Consumer Products 0.2%
Brunswick Corp.
09/15/2032	4.400%	3,005,000	2,592,563
Central Garden & Pet Co.
10/15/2030	4.125%	1,045,000	876,939
Clorox Co. (The)
05/01/2032	4.600%	1,500,000	1,484,119
GSK Consumer Healthcare Capital US LLC(a)
03/24/2029	3.375%	555,000	505,256
Hasbro, Inc.
11/19/2024	3.000%	647,000	629,817
11/19/2026	3.550%	599,000	570,444
JAB Holdings BV(a)
04/08/2052	4.500%	2,205,000	1,589,024
Mead Johnson Nutrition Co.
11/15/2025	4.125%	616,000	617,661
Newell Brands, Inc.
06/01/2025	4.875%	4,150,000	4,063,402
Prestige Brands, Inc.(a)
04/01/2031	3.750%	1,495,000	1,198,627
Scotts Miracle-Gro Co. (The)
12/15/2026	5.250%	235,000	223,936
Spectrum Brands, Inc.(a)
07/15/2030	5.500%	1,343,000	1,166,111
03/15/2031	3.875%	2,750,000	2,135,498
SWF Escrow Issuer Corp.(a)
10/01/2029	6.500%	950,000	689,678
Tempur Sealy International, Inc.(a)
04/15/2029	4.000%	1,135,000	934,404
Total			19,277,479
Diversified Manufacturing 0.2%
Amphenol Corp.
03/01/2025	2.050%	1,015,000	965,317
Amsted Industries, Inc.(a)
05/15/2030	4.625%	1,685,000	1,503,250
Eaton Corp.
03/15/2033	4.150%	2,354,000	2,269,713
08/23/2052	4.700%	2,090,000	2,032,507
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EnerSys(a)
04/30/2023	5.000%	200,000	198,433
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	720,000	678,958
General Electric Co.
03/15/2032	6.750%	353,000	400,111
General Electric Co.(b)
3-month USD LIBOR + 0.480% 08/15/2036	3.385%	5,380,000	4,343,190
Griffon Corp.
03/01/2028	5.750%	525,000	485,710
Kennametal, Inc.
06/15/2028	4.625%	1,370,000	1,316,682
Parker-Hannifin Corp.
09/15/2029	4.500%	1,946,000	1,914,887
Roper Technologies, Inc.
09/15/2027	1.400%	573,000	490,769
Timken Co. (The)
12/15/2028	4.500%	3,685,000	3,523,868
Valmont Industries, Inc.
10/01/2054	5.250%	2,050,000	1,937,098
WW Grainger, Inc.
02/15/2025	1.850%	2,525,000	2,399,477
Total			24,459,970
Electric 2.9%
AEP Texas Central Co.(a)
10/01/2025	3.850%	1,828,000	1,785,249
AEP Texas Central Co.
02/15/2033	6.650%	1,385,000	1,527,008
AEP Texas, Inc.
01/15/2050	3.450%	942,000	715,491
AEP Transmission Co. LLC
12/01/2047	3.750%	2,150,000	1,787,975
08/15/2051	2.750%	1,095,000	762,617
AES Corp. (The)(a)
07/15/2025	3.300%	2,730,000	2,591,966
AES Corp. (The)
01/15/2026	1.375%	662,000	588,045
Alabama Power Co.
12/01/2023	3.550%	964,000	958,763
09/01/2032	3.940%	3,680,000	3,554,443
10/01/2049	3.450%	673,000	529,785
Alfa Desarrollo SpA(a)
09/27/2051	4.550%	1,371,293	994,451

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Alliant Energy Finance LLC(a)
06/15/2023	3.750%	2,417,000	2,401,897
06/15/2028	4.250%	3,100,000	2,990,482
03/01/2032	3.600%	782,000	707,692
Ameren Corp.
02/15/2026	3.650%	590,000	574,157
03/15/2028	1.750%	2,740,000	2,350,439
American Electric Power Co., Inc.
03/01/2050	3.250%	691,000	492,015
Junior Subordinated
03/15/2024	2.031%	3,165,000	3,065,332
American Electric Power Co., Inc.(k)
02/15/2062	3.875%	3,891,000	3,311,526
American Transmission Systems, Inc.(a)
01/15/2032	2.650%	2,893,000	2,435,847
09/01/2044	5.000%	749,000	726,098
Appalachian Power Co.
04/01/2031	2.700%	694,000	589,631
08/01/2032	4.500%	3,220,000	3,103,632
05/01/2050	3.700%	444,000	351,173
Arizona Public Service Co.
08/15/2048	4.200%	570,000	475,278
Avangrid, Inc.
04/15/2025	3.200%	1,614,000	1,562,696
06/01/2029	3.800%	3,190,000	2,981,630
Baltimore Gas and Electric Co.
06/15/2031	2.250%	884,000	749,741
Berkshire Hathaway Energy Co.
05/15/2031	1.650%	921,000	738,210
Berkshire Hathaway Energy Co.(a)
05/01/2053	4.600%	996,000	950,888
Black Hills Corp.
11/30/2023	4.250%	286,000	286,240
10/15/2029	3.050%	488,000	426,158
06/15/2030	2.500%	679,000	562,186
05/01/2033	4.350%	241,000	220,552
Calpine Corp.(a)
02/15/2028	4.500%	2,500,000	2,287,475
03/15/2028	5.125%	575,000	513,613
02/01/2029	4.625%	2,000,000	1,710,871
02/01/2031	5.000%	4,045,000	3,411,315
Cleveland Electric Illuminating Co. (The)(a)
04/01/2028	3.500%	3,293,000	3,065,297
Cleveland Electric Illuminating Co. (The)
12/15/2036	5.950%	1,279,000	1,335,776
CMS Energy Corp.
02/15/2027	2.950%	80,000	74,009
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMS Energy Corp.(k)
06/01/2050	4.750%	2,514,000	2,314,965
12/01/2050	3.750%	759,000	614,620
Commonwealth Edison Co.
08/15/2047	3.750%	409,000	350,607
Consolidated Edison Co. of New York, Inc.
03/01/2035	5.300%	171,000	174,700
06/15/2046	3.850%	1,310,000	1,100,444
06/15/2047	3.875%	1,640,000	1,373,140
12/01/2054	4.625%	375,000	349,077
11/15/2057	4.000%	544,000	446,030
Consumers Energy Co.
09/01/2052	4.200%	604,000	562,244
Dominion Energy, Inc.
08/15/2026	2.850%	750,000	708,278
Junior Subordinated
08/15/2024	3.071%	1,755,000	1,703,113
Dominion Energy, Inc.(k)
12/31/2049	4.350%	2,216,000	1,989,561
12/31/2049	4.650%	6,277,000	5,790,042
DTE Energy Co.
10/01/2024	2.529%	2,165,000	2,086,270
10/01/2026	2.850%	10,155,000	9,540,215
DTE Energy Co.(k)
11/01/2024	4.220%	6,505,000	6,480,435
Duke Energy Carolinas LLC
04/15/2031	2.550%	370,000	323,626
12/15/2041	4.250%	19,000	17,423
09/30/2042	4.000%	615,000	543,721
06/01/2045	3.750%	157,000	132,600
12/01/2047	3.700%	46,000	37,960
Duke Energy Corp.
04/15/2024	3.750%	3,373,000	3,359,753
09/15/2025	0.900%	1,750,000	1,588,331
09/01/2026	2.650%	4,710,000	4,406,560
06/15/2031	2.550%	1,500,000	1,252,134
08/15/2032	4.500%	1,395,000	1,344,610
09/01/2046	3.750%	1,416,000	1,111,463
08/15/2052	5.000%	5,325,000	5,060,312
Duke Energy Corp.(k)
12/31/2049	4.875%	213,000	201,285
Duke Energy Florida LLC
12/15/2031	2.400%	1,234,000	1,050,647
07/15/2048	4.200%	189,000	170,928
Duke Energy Indiana LLC
10/01/2049	3.250%	299,000	227,823
Duke Energy Ohio, Inc.
06/01/2030	2.125%	430,000	363,358
06/15/2046	3.700%	2,981,000	2,439,438

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	39

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Progress LLC
05/15/2042	4.100%	1,434,000	1,282,595
03/15/2043	4.100%	475,000	427,096
03/30/2044	4.375%	770,000	710,314
08/15/2045	4.200%	329,000	295,094
10/15/2046	3.700%	312,000	257,682
09/15/2047	3.600%	940,000	781,273
Duquesne Light Holdings, Inc.(a)
10/01/2030	2.532%	463,000	376,906
Edison International
08/15/2025	4.700%	9,230,000	9,151,843
Enel Finance International NV(a)
04/06/2028	3.500%	2,370,000	2,155,301
Entergy Arkansas LLC
04/01/2049	4.200%	941,000	854,132
06/15/2051	2.650%	212,000	145,011
06/15/2052	3.350%	317,000	245,588
Entergy Corp.
09/15/2025	0.900%	3,770,000	3,386,433
06/15/2030	2.800%	348,000	297,635
06/15/2031	2.400%	801,000	650,744
Entergy Louisiana LLC
10/01/2026	2.400%	2,409,000	2,228,585
09/15/2052	4.750%	4,101,000	3,974,856
Entergy Mississippi LLC
06/01/2049	3.850%	1,178,000	982,549
Entergy Texas, Inc.
12/01/2027	3.450%	2,510,000	2,378,191
03/30/2029	4.000%	348,000	337,675
Evergy Metro, Inc.
06/01/2030	2.250%	572,000	488,488
Eversource Energy
08/15/2025	0.800%	662,000	598,258
08/15/2026	1.400%	752,000	669,084
03/01/2027	2.900%	1,335,000	1,252,610
07/01/2027	4.600%	4,920,000	4,930,783
03/01/2032	3.375%	659,000	592,907
Exelon Corp.
04/15/2030	4.050%	68,000	65,352
04/15/2046	4.450%	1,050,000	940,954
FirstEnergy Transmission LLC(a)
09/15/2028	2.866%	3,224,000	2,861,607
Florida Power & Light Co.
12/04/2051	2.875%	518,000	386,527
Fortis, Inc.
10/04/2026	3.055%	460,000	430,631
Georgia Power Co.
09/15/2024	2.200%	848,000	819,735
05/15/2052	5.125%	580,000	583,924
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gulf Power Co.
10/01/2044	4.550%	1,350,000	1,271,462
Indiana Michigan Power Co.
05/01/2051	3.250%	1,327,000	994,430
Inkia Energy Ltd.(a)
11/09/2027	5.875%	1,675,000	1,596,344
Interstate Power and Light Co.
11/30/2051	3.100%	3,194,000	2,301,258
Interstate Power and Light, Co.
12/01/2024	3.250%	792,000	776,988
IPALCO Enterprises, Inc.
05/01/2030	4.250%	1,590,000	1,467,109
Jersey Central Power & Light Co.(a)
04/01/2024	4.700%	1,600,000	1,590,722
01/15/2026	4.300%	2,000,000	1,965,938
03/01/2032	2.750%	336,000	284,219
Jersey Central Power & Light Co.
06/01/2037	6.150%	1,985,000	2,045,059
Kansas City Power & Light Co.
08/15/2025	3.650%	665,000	654,708
Metropolitan Edison Co.(a)
01/15/2029	4.300%	1,928,000	1,879,723
MidAmerican Energy Co.
10/15/2044	4.400%	106,000	99,176
Mississippi Power Co.
03/15/2042	4.250%	414,000	361,010
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	300,000	248,844
Monongahela Power Co.(a)
05/15/2027	3.550%	617,000	583,471
Narragansett Electric Co. (The)(a)
04/09/2030	3.395%	2,179,000	2,028,352
National Rural Utilities Cooperative Finance Corp.
02/07/2024	2.950%	3,765,000	3,724,772
03/15/2030	2.400%	1,347,000	1,174,626
06/15/2031	1.650%	930,000	737,794
04/15/2032	2.750%	1,233,000	1,064,718
12/15/2032	4.150%	1,119,000	1,087,274
National Rural Utilities Cooperative Finance Corp.(k)
04/30/2043	4.750%	1,529,000	1,426,516
Subordinated
04/20/2046	5.250%	1,687,000	1,576,088
New England Power Co.(a)
10/06/2050	2.807%	3,670,000	2,516,588
NextEra Energy Capital Holdings, Inc.(b)
3-month USD LIBOR + 0.270% 02/22/2023	3.254%	3,000,000	2,992,298

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Capital Holdings, Inc.
09/01/2024	4.255%	7,152,000	7,158,779
01/15/2027	1.875%	2,192,000	1,967,080
06/15/2028	1.900%	678,000	587,117
01/15/2032	2.440%	600,000	500,229
07/15/2032	5.000%	3,226,000	3,285,738
NextEra Energy Capital Holdings, Inc.(k)
03/15/2082	3.800%	3,812,000	3,204,499
NRG Energy, Inc.(a)
12/02/2025	2.000%	560,000	507,461
12/02/2027	2.450%	2,420,000	2,077,100
02/15/2029	3.375%	542,000	448,078
06/15/2029	5.250%	3,000,000	2,683,043
NRG Energy, Inc.
01/15/2027	6.625%	954,000	950,723
NSTAR Electric Co.
08/15/2031	1.950%	524,000	436,935
Oglethorpe Power Corp.
08/01/2050	3.750%	651,000	502,129
Oncor Electric Delivery Co. LLC(a)
06/01/2052	4.600%	2,400,000	2,363,677
Pacific Gas and Electric Co.(b)
SOFR + 1.150% 11/14/2022	3.440%	680,000	679,140
Pacific Gas and Electric Co.
06/08/2025	4.950%	3,650,000	3,628,562
07/01/2030	4.550%	5,735,000	5,104,639
04/15/2042	4.450%	562,000	422,921
03/15/2045	4.300%	948,000	695,710
03/15/2046	4.250%	424,000	308,116
PacifiCorp
02/15/2050	4.150%	137,000	122,491
03/15/2051	3.300%	680,000	526,772
PECO Energy Co.
10/01/2044	4.150%	280,000	253,465
09/15/2047	3.700%	105,000	90,410
05/15/2052	4.600%	2,500,000	2,469,431
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	1,990,000	1,842,656
Public Service Electric and Gas Co.
12/01/2047	3.600%	105,000	88,073
Public Service Enterprise Group, Inc.
08/15/2025	0.800%	642,000	579,646
08/15/2030	1.600%	466,000	372,197
11/15/2031	2.450%	2,062,000	1,719,019
Puget Energy, Inc.
03/15/2032	4.224%	1,795,000	1,659,152
South Carolina Electric & Gas Co.
05/15/2033	5.300%	676,000	716,098
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern California Edison Co.(b)
SOFR + 0.470% 12/02/2022	2.760%	4,825,000	4,820,213
Southern California Edison Co.
06/01/2052	5.450%	2,525,000	2,519,246
Southern Co. (The)
07/01/2036	4.250%	595,000	545,495
Southern Co. (The)(k)
01/15/2051	4.000%	1,166,000	1,083,793
09/15/2051	3.750%	1,737,000	1,507,918
Junior Subordinated
08/01/2027	5.113%	932,000	932,269
Southwestern Electric Power Co.
03/15/2026	1.650%	1,096,000	993,630
10/01/2026	2.750%	6,450,000	6,011,596
Tampa Electric Co.
05/15/2044	4.350%	434,000	391,999
07/15/2052	5.000%	2,250,000	2,257,545
Toledo Edison Co. (The)
05/15/2037	6.150%	951,000	1,058,617
Tucson Electric Power Co.
03/15/2023	3.850%	2,480,000	2,474,561
12/01/2048	4.850%	259,000	249,661
06/15/2050	4.000%	2,690,000	2,225,727
Union Electric Co.
09/15/2042	3.900%	590,000	513,948
Virginia Electric & Power Co.
09/01/2022	3.450%	1,446,000	1,445,973
03/15/2027	3.500%	1,446,000	1,405,935
09/15/2047	3.800%	942,000	803,323
Vistra Corp.(a),(k)
12/31/2049	7.000%	425,000	395,250
12/31/2049	8.000%	4,650,000	4,452,375
Vistra Operations Co. LLC(a)
07/15/2024	3.550%	2,505,000	2,414,868
05/13/2025	5.125%	8,436,000	8,366,955
02/15/2027	5.625%	2,950,000	2,851,723
07/31/2027	5.000%	2,000,000	1,862,948
05/01/2029	4.375%	1,125,000	980,353
Vistra Operations Co., LLC(a)
01/30/2027	3.700%	885,000	803,051
WEC Energy Group, Inc.
10/15/2027	1.375%	1,094,000	944,206
12/15/2028	2.200%	746,000	647,217
Wisconsin Electric Power Co.
06/15/2028	1.700%	680,000	592,729
Wisconsin Public Service Corp.
12/01/2042	3.671%	814,000	679,269
Total			305,636,691

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	41

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 0.0%
Waste Connections, Inc.
01/15/2033	4.200%	833,000	799,600
04/01/2050	3.050%	885,000	657,408
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	1,650,000	1,505,826
Total			2,962,834
Finance Companies 1.0%
AerCap Ireland Capital DAC/Global Aviation Trust
01/16/2024	4.875%	1,856,000	1,846,586
02/15/2024	3.150%	3,225,000	3,124,519
10/01/2025	4.450%	1,889,000	1,831,851
10/29/2026	2.450%	445,000	392,185
10/29/2028	3.000%	5,655,000	4,846,742
01/30/2032	3.300%	2,913,000	2,342,969
10/29/2033	3.400%	2,372,000	1,873,687
Air Lease Corp.
03/01/2025	3.250%	2,500,000	2,396,625
07/01/2025	3.375%	2,750,000	2,610,249
01/15/2026	2.875%	2,075,000	1,914,018
08/15/2026	1.875%	2,285,000	1,996,700
12/01/2027	3.625%	465,000	422,795
Aircastle Ltd.(a)
01/26/2028	2.850%	3,335,000	2,723,862
Ares Capital Corp.
03/01/2025	4.250%	210,000	204,291
06/15/2028	2.875%	3,285,000	2,722,561
Aviation Capital Group LLC(a)
05/01/2023	3.875%	3,381,000	3,341,221
01/30/2024	4.375%	466,000	453,956
12/15/2024	5.500%	1,030,000	1,009,873
09/20/2026	1.950%	630,000	528,609
Avolon Holdings Funding Ltd.(a)
07/01/2024	3.950%	750,000	717,313
02/15/2025	2.875%	2,905,000	2,671,165
02/21/2026	2.125%	1,051,000	910,174
04/15/2026	4.250%	1,281,000	1,183,820
11/18/2027	2.528%	3,017,000	2,470,347
02/21/2028	2.750%	477,000	389,182
Bain Capital Specialty Finance, Inc.
10/13/2026	2.550%	3,250,000	2,753,725
Barings BDC, Inc.(a)
11/23/2026	3.300%	1,230,000	1,059,885
Blackstone Private Credit Fund
12/15/2026	2.625%	8,155,000	6,887,656
01/15/2029	4.000%	592,000	510,653
Blackstone Secured Lending Fund
09/30/2028	2.850%	3,560,000	2,830,849
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstCash, Inc.(a)
01/01/2030	5.625%	1,500,000	1,342,141
FS KKR Capital Corp.
10/12/2028	3.125%	3,955,000	3,225,194
GATX Corp.
03/15/2033	4.900%	1,645,000	1,576,561
Golub Capital BDC, Inc.
08/24/2026	2.500%	4,625,000	4,019,697
Hercules Capital, Inc.
01/20/2027	3.375%	4,585,000	3,926,156
Main Street Capital Corp.
05/01/2024	5.200%	971,000	974,238
07/14/2026	3.000%	6,480,000	5,649,957
Morgan Stanley Direct Lending Fund
02/11/2027	4.500%	3,375,000	3,104,291
Navient Corp.
03/15/2027	5.000%	1,395,000	1,201,971
Oaktree Specialty Lending Corp.
02/25/2025	3.500%	860,000	828,211
Owl Rock Capital Corp.
07/22/2025	3.750%	1,075,000	1,009,953
01/15/2026	4.250%	1,370,000	1,290,978
OWL Rock Core Income Corp.
03/21/2025	5.500%	3,225,000	3,089,769
Owl Rock Technology Finance Corp.(a)
12/15/2025	4.750%	6,475,000	6,020,873
Park Aerospace Holdings Ltd.(a)
03/15/2023	4.500%	3,105,000	3,086,230
02/15/2024	5.500%	379,000	375,180
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	1,335,000	1,046,792
SMBC Aviation Capital Finance DAC(a)
10/15/2026	1.900%	1,206,000	1,032,561
Springleaf Finance Corp.
03/15/2024	6.125%	2,600,000	2,540,002
Total			104,308,823
Food and Beverage 0.9%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2036	4.700%	1,186,000	1,142,511
02/01/2046	4.900%	12,251,000	11,632,820
Anheuser-Busch InBev Worldwide, Inc.
01/23/2039	5.450%	840,000	861,891
04/15/2048	4.600%	1,180,000	1,073,068
01/23/2049	5.550%	2,915,000	3,029,480
B&G Foods, Inc.
04/01/2025	5.250%	2,200,000	1,963,830

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bacardi Ltd.(a)
05/15/2048	5.300%	1,060,000	1,009,142
Brown-Forman Corp.
04/15/2025	3.500%	1,645,000	1,626,885
Campbell Soup Co.
04/24/2050	3.125%	3,875,000	2,744,034
Cargill Inc.(a)
11/10/2031	2.125%	1,352,000	1,122,880
Cargill, Inc.(a)
04/22/2025	3.500%	2,449,000	2,413,889
04/23/2030	2.125%	750,000	639,204
04/22/2052	4.375%	523,000	500,169
Coca-Cola Europacific Partners PLC(a)
05/03/2024	0.800%	6,295,000	5,945,246
Constellation Brands, Inc.
12/01/2025	4.750%	578,000	586,231
05/09/2032	4.750%	2,640,000	2,600,813
Diageo Capital PLC
04/29/2032	2.125%	173,000	143,839
JBS SA/Food Co./Finance, Inc.(a)
04/15/2029	6.500%	223,000	229,015
05/15/2032	3.000%	3,255,000	2,681,257
JBS USA LUX SA/Food Co./Finance, Inc.(a)
02/01/2028	5.125%	2,025,000	2,026,166
02/02/2029	3.000%	1,955,000	1,690,944
12/01/2031	3.750%	3,055,000	2,665,030
04/01/2033	5.750%	5,400,000	5,378,927
02/02/2052	4.375%	630,000	495,107
12/01/2052	6.500%	2,535,000	2,649,710
Keurig Dr Pepper, Inc.
04/15/2032	4.050%	821,000	765,609
04/15/2052	4.500%	1,123,000	977,108
Kraft Heinz Foods Co.
01/26/2039	6.875%	796,000	880,891
10/01/2039	4.625%	2,029,000	1,801,732
06/04/2042	5.000%	3,000,000	2,797,854
06/01/2046	4.375%	535,000	453,997
10/01/2049	4.875%	4,985,000	4,520,302
Lamb Weston Holdings, Inc.(a)
01/31/2032	4.375%	1,375,000	1,221,433
Mars, Inc.(a)
04/01/2039	3.875%	1,040,000	934,482
07/16/2040	2.375%	964,000	695,989
PepsiCo, Inc.
07/18/2032	3.900%	2,072,000	2,029,640
07/18/2052	4.200%	640,000	626,972
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	3,455,000	2,978,294
03/01/2032	3.500%	3,795,000	3,083,978
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Post Holdings, Inc.(a)
03/01/2027	5.750%	2,676,000	2,623,563
12/15/2029	5.500%	2,080,000	1,906,710
04/15/2030	4.625%	1,349,000	1,171,915
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	1,510,000	1,291,944
Smithfield Foods, Inc.(a)
02/01/2027	4.250%	2,500,000	2,390,834
10/15/2030	3.000%	2,020,000	1,650,722
Viterra Finance BV(a)
04/21/2026	2.000%	1,125,000	985,901
Total			92,641,958
Foreign Agencies 0.0%
PT Bank Mandiri Persero Tbk(a)
04/11/2024	3.750%	850,000	840,783
Gaming 0.3%
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	2,845,000	2,289,298
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	740,000	737,196
09/01/2024	3.350%	610,000	580,499
06/01/2025	5.250%	1,839,000	1,813,969
04/15/2026	5.375%	5,080,000	5,002,625
01/15/2029	5.300%	765,000	741,246
01/15/2030	4.000%	2,190,000	1,919,564
Golden Entertainment, Inc.(a)
04/15/2026	7.625%	1,720,000	1,758,617
International Game Technology PLC(a)
02/15/2025	6.500%	1,775,000	1,762,361
MGM Resorts International
05/01/2025	6.750%	1,150,000	1,150,231
09/01/2026	4.625%	188,000	171,362
04/15/2027	5.500%	1,500,000	1,382,382
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	460,000	372,605
Premier Entertainment Sub LLC/Finance Corp.(a)
09/01/2031	5.875%	2,825,000	1,975,284
Scientific Games International, Inc.(a)
07/01/2025	8.625%	1,400,000	1,440,973
VICI Properties LP
05/15/2032	5.125%	2,715,000	2,587,246
05/15/2052	5.625%	1,765,000	1,633,770
VICI Properties LP/Note Co., Inc.(a)
06/15/2025	4.625%	220,000	212,975
09/01/2026	4.500%	2,740,000	2,580,512
02/01/2027	5.750%	975,000	959,711
02/15/2027	3.750%	2,085,000	1,890,375
01/15/2028	4.500%	75,000	69,722

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	43

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2029	3.875%	1,570,000	1,397,707
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	1,000,000	839,496
Total			35,269,726
Health Care 1.2%
Abbott Laboratories
11/30/2023	3.400%	2,454,000	2,447,937
11/30/2046	4.900%	205,000	215,969
Barnabas Health, Inc.
07/01/2028	4.000%	3,200,000	3,121,654
Baxter International, Inc.
02/01/2027	1.915%	670,000	602,143
12/01/2028	2.272%	1,325,000	1,147,792
Becton Dickinson and Co.
12/15/2024	3.734%	44,000	43,440
08/22/2032	4.298%	5,000,000	4,861,974
05/15/2044	4.875%	1,555,000	1,402,936
Bio-Rad Laboratories, Inc.
03/15/2027	3.300%	428,000	404,081
Cigna Corp.
07/15/2023	3.750%	1,388,000	1,385,541
03/01/2027	3.400%	2,190,000	2,094,021
03/15/2030	2.400%	1,440,000	1,234,134
08/15/2038	4.800%	3,429,000	3,308,616
07/15/2046	4.800%	2,070,000	1,931,279
12/15/2048	4.900%	486,000	462,496
03/15/2050	3.400%	892,000	671,329
03/15/2051	3.400%	1,215,000	916,183
CommonSpirit Health
10/01/2025	1.547%	3,000,000	2,732,971
10/01/2030	2.782%	1,485,000	1,245,325
11/01/2042	4.350%	500,000	447,636
CVS Health Corp.
07/20/2025	3.875%	1,002,000	994,867
03/25/2028	4.300%	1,017,000	1,005,810
09/15/2031	2.125%	903,000	735,780
07/20/2035	4.875%	1,000,000	974,652
03/25/2038	4.780%	8,665,000	8,296,526
04/01/2040	4.125%	1,899,000	1,658,398
08/21/2040	2.700%	996,000	714,803
07/20/2045	5.125%	701,000	671,109
03/25/2048	5.050%	9,587,000	9,227,708
DaVita, Inc.(a)
06/01/2030	4.625%	2,065,000	1,655,812
Dentsply Sirona, Inc.
06/01/2030	3.250%	1,347,000	1,109,925
DH Europe Finance II Sarl
11/15/2024	2.200%	3,735,000	3,586,597
Duke University Health System, Inc.
06/01/2047	3.920%	875,000	778,863
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Embecta Corp.(a)
02/15/2030	5.000%	1,500,000	1,316,271
Fresenius Medical Care US Finance III, Inc.(a)
12/01/2026	1.875%	3,805,000	3,252,322
HCA, Inc.
02/01/2025	5.375%	2,900,000	2,925,380
04/15/2025	5.250%	1,659,000	1,673,747
06/15/2025	7.690%	750,000	796,351
06/15/2026	5.250%	3,135,000	3,144,886
02/15/2027	4.500%	679,000	663,605
12/01/2027	7.050%	10,000	10,732
06/15/2029	4.125%	3,850,000	3,568,313
09/01/2030	3.500%	3,874,000	3,369,613
07/15/2031	2.375%	2,251,000	1,786,118
06/15/2047	5.500%	5,244,000	4,836,821
06/15/2049	5.250%	3,225,000	2,882,516
HCA, Inc.(a)
03/15/2027	3.125%	1,687,000	1,549,888
03/15/2032	3.625%	2,067,000	1,786,455
Laboratory Corp. of America Holdings
11/01/2023	4.000%	330,000	329,398
09/01/2024	3.250%	2,561,000	2,515,887
Legacy LifePoint Health LLC(a)
02/15/2027	4.375%	1,575,000	1,369,184
Mayo Clinic
11/15/2052	4.128%	750,000	699,117
McKesson Corp.
08/15/2026	1.300%	4,931,000	4,392,532
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	4,630,000	4,241,724
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	3,870,000	3,276,864
10/01/2029	5.250%	2,475,000	2,080,367
New York and Presbyterian Hospital (The)
08/01/2116	4.763%	785,000	732,788
08/01/2119	3.954%	305,000	238,197
NYU Langone Hospitals
07/01/2043	5.750%	705,000	762,338
PerkinElmer, Inc.
09/15/2028	1.900%	189,000	159,668
09/15/2029	3.300%	511,000	456,110
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.(a)
12/01/2026	9.750%	2,875,000	2,747,705
Tenet Healthcare Corp.
07/15/2024	4.625%	535,000	524,186
Tenet Healthcare Corp.(a)
11/01/2027	5.125%	2,000,000	1,853,893
10/01/2028	6.125%	3,325,000	3,048,534
06/01/2029	4.250%	1,375,000	1,186,729
01/15/2030	4.375%	1,175,000	1,028,121

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Texas Health Resources
11/15/2055	4.330%	700,000	671,943
Universal Health Services, Inc.(a)
09/01/2026	1.650%	2,485,000	2,142,052
10/15/2030	2.650%	2,485,000	1,955,294
Total			132,063,956
Healthcare Insurance 0.3%
Aetna, Inc.
06/15/2036	6.625%	624,000	696,937
05/15/2042	4.500%	1,651,000	1,472,870
Anthem, Inc.
03/15/2031	2.550%	504,000	432,295
05/15/2032	4.100%	552,000	531,029
Centene Corp.
12/15/2027	4.250%	4,010,000	3,806,884
07/15/2028	2.450%	3,832,000	3,234,639
12/15/2029	4.625%	850,000	800,766
Health Care Service Corp., a Mutual Legal Reserve Co.(a)
06/01/2025	1.500%	577,000	529,900
Humana, Inc.
04/01/2025	4.500%	1,120,000	1,127,356
02/03/2027	1.350%	901,000	787,298
08/15/2029	3.125%	173,000	157,220
02/03/2032	2.150%	1,014,000	822,285
Molina Healthcare, Inc.(a)
06/15/2028	4.375%	4,250,000	3,919,258
11/15/2030	3.875%	1,500,000	1,298,163
UnitedHealth Group, Inc.
05/15/2032	4.200%	848,000	841,033
08/15/2039	3.500%	617,000	530,174
05/15/2040	2.750%	366,000	283,041
05/15/2041	3.050%	190,000	152,042
07/15/2045	4.750%	443,000	438,281
10/15/2047	3.750%	473,000	407,254
05/15/2051	3.250%	3,750,000	2,937,794
05/15/2052	4.750%	3,626,000	3,598,430
Wellpoint, Inc.
08/15/2024	3.500%	1,928,000	1,906,738
Total			30,711,687
Healthcare REIT 0.2%
Diversified Healthcare Trust
06/15/2025	9.750%	1,587,000	1,559,659
03/01/2031	4.375%	1,500,000	1,029,030
Healthcare Realty Holdings LP
05/01/2025	3.875%	440,000	426,079
03/15/2030	2.400%	995,000	796,488
Healthcare Trust of America Holdings LP
02/15/2030	3.100%	1,246,000	1,071,391
03/15/2031	2.000%	3,525,000	2,744,686
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MPT Operating Partnership LP/Finance Corp.
03/15/2031	3.500%	1,420,000	1,066,019
Omega Healthcare Investors, Inc.
01/15/2025	4.500%	975,000	965,678
Sabra Health Care LP
12/01/2031	3.200%	574,000	455,970
Senior Housing Properties Trust
05/01/2024	4.750%	1,100,000	1,003,720
Ventas Realty LP
09/30/2043	5.700%	225,000	225,553
Welltower, Inc.
06/01/2031	2.800%	8,255,000	6,976,534
Total			18,320,807
Home Construction 0.2%
Ashton Woods USA LLC/Finance Co.(a)
01/15/2028	6.625%	1,700,000	1,536,480
Brookfield Residential Properties, Inc./US Corp.(a)
09/15/2027	6.250%	1,560,000	1,387,346
02/15/2030	4.875%	2,575,000	1,990,002
Century Communities, Inc.
06/01/2027	6.750%	2,500,000	2,451,109
Empire Communities Corp.(a)
12/15/2025	7.000%	4,225,000	3,633,861
KB Home
06/15/2031	4.000%	1,075,000	848,180
M/I Homes, Inc.
02/01/2028	4.950%	675,000	598,624
Mattamy Group Corp.(a)
03/01/2030	4.625%	4,500,000	3,631,258
MDC Holdings, Inc.
08/06/2061	3.966%	3,540,000	2,051,084
Meritage Homes Corp.
06/06/2027	5.125%	2,000,000	1,874,911
PulteGroup, Inc.
03/01/2026	5.500%	737,000	746,203
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	2,000,000	1,845,145
08/01/2030	5.125%	1,114,000	956,099
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	3,446,000	3,436,698
Total			26,987,000
Independent Energy 0.5%
Aker BP ASA(a)
01/15/2026	2.875%	2,875,000	2,684,864
01/15/2030	3.750%	300,000	270,385

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	45

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Antero Resources Corp.(a)
02/01/2029	7.625%	600,000	610,331
03/01/2030	5.375%	920,000	866,206
Apache Corp.
09/01/2040	5.100%	2,560,000	2,204,335
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a)
11/01/2026	7.000%	600,000	588,839
11/01/2027	9.000%	150,000	182,223
12/31/2028	8.250%	2,500,000	2,480,900
Canadian Natural Resources Ltd.
06/30/2033	6.450%	730,000	770,477
02/01/2039	6.750%	289,000	312,586
Chesapeake Energy Corp.(a)
02/01/2026	5.500%	2,000,000	1,928,744
ConocoPhillips Co.(a)
03/15/2042	3.758%	1,928,000	1,694,361
Continental Resources, Inc.
04/15/2023	4.500%	385,000	384,961
06/01/2024	3.800%	1,683,000	1,658,884
06/01/2044	4.900%	737,000	576,015
Coterra Energy, Inc.(a)
05/15/2027	3.900%	1,850,000	1,766,114
Devon Energy Corp.
09/15/2024	5.250%	78,000	79,322
07/15/2041	5.600%	1,875,000	1,854,673
Diamondback Energy, Inc.
12/01/2026	3.250%	1,905,000	1,827,950
12/01/2029	3.500%	1,509,000	1,371,596
03/24/2031	3.125%	3,997,000	3,464,199
Energean Israel Finance Ltd.(a)
03/30/2024	4.500%	850,000	818,411
03/30/2026	4.875%	1,321,000	1,218,366
03/30/2028	5.375%	2,637,000	2,377,086
Hilcorp Energy I LP/Finance Co.(a)
04/15/2030	6.000%	825,000	761,038
04/15/2032	6.250%	1,050,000	944,307
Lundin Energy Finance BV(a)
07/15/2026	2.000%	8,157,000	7,266,897
07/15/2031	3.100%	1,575,000	1,322,311
Occidental Petroleum Corp.(g)
10/10/2036	0.000%	4,783,000	2,486,363
Pioneer Natural Resources Co.
05/15/2023	0.550%	3,235,000	3,157,423
Santos Finance Ltd.(a)
04/29/2031	3.649%	652,000	548,505
Total			48,478,672
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Integrated Energy 0.2%
BP Capital Markets America, Inc.
08/10/2030	1.749%	591,000	489,867
BP Capital Markets PLC(k)
12/31/2059	4.875%	825,000	754,875
Cenovus Energy, Inc.
04/15/2027	4.250%	5,000,000	4,922,728
06/15/2047	5.400%	711,000	692,192
02/15/2052	3.750%	3,750,000	2,884,898
Chevron Corp.
05/11/2050	3.078%	1,540,000	1,224,476
Exxon Mobil Corp.
04/15/2051	3.452%	2,735,000	2,260,799
Reliance Industries Ltd.(a)
01/12/2032	2.875%	1,450,000	1,226,024
01/12/2052	3.625%	1,300,000	985,786
Shell International Finance BV
11/13/2028	3.875%	398,000	390,240
05/11/2035	4.125%	1,094,000	1,041,424
Total Capital International SA
06/29/2041	2.986%	977,000	779,385
Total			17,652,694
Leisure 0.0%
AMC Entertainment Holdings, Inc.(a),(l)
06/15/2026	12.000%	670,233	535,667
Life Insurance 1.2%
AIG Global Funding(a)
06/17/2024	0.650%	3,880,000	3,647,469
09/22/2025	0.900%	3,545,000	3,183,300
Athene Global Funding(a)
06/29/2026	1.608%	2,930,000	2,548,364
03/08/2027	3.205%	4,925,000	4,472,565
03/24/2028	2.500%	3,905,000	3,341,416
08/19/2028	1.985%	4,380,000	3,599,771
01/07/2029	2.717%	320,000	272,068
10/04/2031	2.646%	1,520,000	1,194,801
Brighthouse Financial Global Funding(a)
01/13/2025	1.750%	3,210,000	2,976,196
Brighthouse Financial, Inc.(a)
12/15/2023	1.200%	4,580,000	4,397,332
CNO Global Funding(a)
01/06/2029	2.650%	6,107,000	5,272,863
Corebridge Financial, Inc.(a)
04/05/2032	3.900%	2,885,000	2,593,185
Corebridge Financial, Inc.(a),(k)
12/15/2052	6.875%	2,459,000	2,388,798

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CoreBridge Financial, Inc.(a)
04/05/2029	3.850%	3,099,000	2,852,195
Empower Finance 2020 LP(a)
09/17/2027	1.357%	555,000	476,551
Equitable Financial Life Global Funding(a)
03/08/2028	1.800%	2,475,000	2,138,273
F&G Global Funding(a)
07/07/2025	5.150%	7,270,000	7,188,696
09/20/2028	2.000%	3,740,000	3,128,562
GA Global Funding Trust(a)
12/08/2023	1.250%	2,260,000	2,163,299
01/06/2027	2.250%	5,780,000	5,195,092
Great-West Lifeco US Finance 2020 LP(a)
08/12/2025	0.904%	4,190,000	3,765,913
Hill City Funding Trust(a)
08/15/2041	4.046%	3,985,000	2,894,098
Jackson Financial, Inc.(a)
11/23/2051	4.000%	1,720,000	1,192,761
Jackson National Life Global Funding(a)
01/12/2025	1.750%	5,525,000	5,170,684
Lincoln National Corp.
06/15/2040	7.000%	930,000	1,051,427
Manulife Financial Corp.
03/16/2032	3.703%	1,010,000	930,069
MassMutual Global Funding II(a)
08/26/2025	4.150%	1,830,000	1,824,989
Metropolitan Life Global Funding I(a)
08/25/2029	4.300%	4,965,000	4,833,296
New York Life Global Funding(a)
08/01/2031	1.850%	3,755,000	3,037,674
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	2,545,000	2,128,337
Northwestern Mutual Global Funding(a)
06/01/2028	1.700%	1,265,000	1,104,900
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2059	3.625%	1,024,000	781,208
Pine Street Trust II(a)
02/15/2049	5.568%	1,890,000	1,828,425
Principal Financial Group, Inc.
05/15/2023	3.125%	667,000	662,533
Protective Life Global Funding(a)
01/13/2025	1.646%	4,430,000	4,129,638
07/06/2027	4.714%	7,280,000	7,264,131
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reliance Standard Life Global Funding II(a)
09/19/2023	3.850%	1,465,000	1,455,788
05/07/2025	2.750%	4,340,000	4,126,268
RGA Global Funding(a)
01/18/2029	2.700%	4,390,000	3,838,519
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	2,040,000	1,983,786
05/15/2047	4.270%	4,785,000	4,264,242
05/15/2050	3.300%	3,980,000	3,048,184
Total			124,347,666
Lodging 0.1%
Marriott International, Inc.
12/01/2023	4.150%	3,885,000	3,887,245
10/15/2032	3.500%	3,400,000	2,915,492
Total			6,802,737
Media and Entertainment 0.4%
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	11,148,000	2,119,463
Discovery Communications LLC
05/15/2049	5.300%	1,799,000	1,482,614
09/15/2055	4.000%	2,636,000	1,743,845
Gray Television, Inc.(a)
05/15/2027	7.000%	1,310,000	1,293,031
Interpublic Group of Companies, Inc. (The)
04/15/2024	4.200%	333,000	331,156
Magallanes, Inc.(a)
03/15/2027	3.755%	2,401,000	2,242,662
03/15/2032	4.279%	639,000	555,071
03/15/2042	5.050%	7,139,000	5,834,031
03/15/2052	5.141%	18,371,000	14,790,357
Meta Platforms, Inc.(a)
08/15/2027	3.500%	1,534,000	1,485,993
08/15/2032	3.850%	1,893,000	1,780,080
08/15/2052	4.450%	1,622,000	1,476,009
08/15/2062	4.650%	2,201,000	1,984,060
Prosus NV(a)
01/19/2052	4.987%	2,505,000	1,806,988
Sinclair Television Group, Inc.(a)
02/15/2027	5.125%	1,440,000	1,238,629
Take-Two Interactive Software, Inc.
04/14/2032	4.000%	770,000	709,987
Viacom, Inc.
04/30/2036	6.875%	1,955,000	2,018,112
04/01/2044	5.250%	2,312,000	1,960,001

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	47

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Walt Disney Co. (The)
03/15/2033	6.550%	1,000,000	1,157,403
Total			46,009,492
Metals and Mining 0.2%
Anglo American Capital PLC(a)
03/17/2028	2.250%	530,000	451,463
04/01/2030	5.625%	149,000	148,073
First Quantum Minerals Ltd.(a)
04/01/2025	7.500%	2,800,000	2,762,248
Freeport-McMoRan, Inc.
03/01/2030	4.250%	1,209,000	1,098,166
11/14/2034	5.400%	5,000,000	4,732,163
Glencore Funding LLC(a)
03/12/2024	4.125%	1,375,000	1,364,228
Kinross Gold Corp.
07/15/2027	4.500%	1,239,000	1,199,963
Newmont Corp.
10/01/2030	2.250%	3,215,000	2,642,097
Novelis Corp.(a)
01/30/2030	4.750%	1,245,000	1,088,103
Nucor Corp.
05/23/2025	3.950%	2,445,000	2,427,206
05/23/2027	4.300%	690,000	686,263
04/01/2032	3.125%	686,000	603,105
POSCO(a)
08/04/2025	4.375%	650,000	646,402
08/04/2027	4.500%	650,000	639,635
Rain CII Carbon LLC/Corp.(a)
04/01/2025	7.250%	1,805,000	1,692,301
Rio Tinto Finance USA, Ltd.
11/02/2051	2.750%	216,000	156,519
Southern Copper Corp.
11/08/2022	3.500%	130,000	129,546
04/23/2025	3.875%	600,000	587,631
Steel Dynamics, Inc.
06/15/2025	2.400%	491,000	464,859
10/15/2027	1.650%	747,000	638,231
01/15/2031	3.250%	1,510,000	1,304,627
Teck Resources Ltd.
08/15/2040	6.000%	669,000	638,828
02/01/2043	5.400%	574,000	509,823
Total			26,611,480
Midstream 1.1%
AmeriGas Partners LP/Finance Corp.
05/20/2024	5.625%	2,500,000	2,469,247
08/20/2026	5.875%	2,300,000	2,201,116
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boardwalk Pipelines LP
09/01/2032	3.600%	1,980,000	1,671,259
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	177,000	176,821
11/15/2029	3.700%	265,000	243,956
Colonial Enterprises, Inc.(a)
05/15/2030	3.250%	3,505,000	3,182,864
Colorado Interstate Gas Co. LLC/Issuing Corp.(a)
08/15/2026	4.150%	2,290,000	2,240,081
Crestwood Midstream Partners LP/Finance Corp.(a)
05/01/2027	5.625%	2,595,000	2,417,250
EIG Pearl Holdings Sarl(a)
08/31/2036	3.545%	900,000	788,995
Enable Midstream Partners LP
05/15/2028	4.950%	3,405,000	3,324,306
Enbridge, Inc.(k)
07/15/2080	5.750%	1,213,000	1,165,517
Energy Transfer Operating LP
03/15/2023	4.250%	1,890,000	1,890,415
01/15/2024	5.875%	2,481,000	2,514,227
06/01/2027	5.500%	1,758,000	1,779,155
06/15/2028	4.950%	1,000,000	983,767
04/15/2047	5.300%	1,338,000	1,170,147
Energy Transfer Partners LP
03/15/2035	4.900%	134,000	121,918
06/15/2038	5.800%	646,000	605,270
10/01/2043	5.950%	280,000	263,928
03/15/2045	5.150%	2,220,000	1,927,660
Energy Transfer Partners LP/Regency Finance Corp.
11/01/2023	4.500%	2,409,000	2,408,616
Enterprise Products Operating LLC
02/15/2024	3.900%	500,000	498,227
02/15/2045	5.100%	1,230,000	1,175,695
05/15/2046	4.900%	1,400,000	1,306,408
Enterprise Products Operating LLC(b)
3-month USD LIBOR + 2.986% 08/16/2077	5.908%	324,000	291,419
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%	821,535	716,498
09/30/2040	2.940%	442,175	369,272
Kinder Morgan Energy Partners LP
09/01/2024	4.250%	482,000	481,472
03/15/2032	7.750%	635,000	720,940
09/01/2039	6.500%	1,000,000	1,030,083
Kinder Morgan, Inc.
06/01/2045	5.550%	578,000	561,906
08/01/2052	5.450%	817,000	793,701
Magellan Midstream Partners LP
09/15/2046	4.250%	320,000	263,840

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MPLX LP
12/01/2024	4.875%	325,000	327,265
06/01/2025	4.875%	200,000	201,003
03/01/2026	1.750%	651,000	589,195
03/15/2028	4.000%	2,434,000	2,329,307
08/15/2030	2.650%	376,000	313,807
09/01/2032	4.950%	3,155,000	3,056,873
03/01/2047	5.200%	1,771,000	1,607,118
12/01/2047	5.200%	520,000	468,590
04/15/2048	4.700%	808,000	690,315
02/15/2049	5.500%	921,000	876,885
03/14/2052	4.950%	1,655,000	1,457,476
NGPL PipeCo LLC(a)
08/15/2027	4.875%	412,000	399,246
Northern Natural Gas Co.(a)
10/16/2051	3.400%	496,000	363,529
ONEOK Partners LP
02/01/2041	6.125%	274,000	264,717
09/15/2043	6.200%	721,000	684,509
ONEOK, Inc.
09/15/2025	2.200%	506,000	472,295
03/15/2030	3.100%	292,000	252,165
07/13/2047	4.950%	2,050,000	1,767,630
03/15/2050	4.500%	6,830,000	5,494,728
01/15/2051	7.150%	1,035,000	1,104,659
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	1,807,000	1,789,151
12/15/2026	4.500%	771,000	751,441
12/15/2029	3.550%	1,197,000	1,049,385
09/15/2030	3.800%	650,000	575,985
06/01/2042	5.150%	2,303,000	1,926,470
02/15/2045	4.900%	1,054,000	856,734
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%	2,435,000	2,195,364
05/15/2030	4.800%	1,500,000	1,274,347
Ruby Pipeline LLC(a),(m)
04/01/2022	7.750%	1,727,273	1,470,019
Sabine Pass Liquefaction LLC
03/15/2027	5.000%	2,472,000	2,464,421
05/15/2030	4.500%	2,810,000	2,690,329
Southern Natural Gas Co. LLC
02/15/2031	7.350%	2,910,000	3,241,696
Sunoco Logistics Partners Operations LP
04/01/2044	5.300%	1,239,000	1,088,488
05/15/2045	5.350%	25,000	22,123
10/01/2047	5.400%	2,585,000	2,300,603
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2025	7.500%	1,875,000	1,877,070
01/15/2028	5.500%	142,000	121,974
Targa Resources Corp.
07/01/2052	6.250%	3,102,000	3,162,183
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Targa Resources Partners LP/Finance Corp.
01/15/2028	5.000%	837,000	815,259
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	1,000,000	997,682
Transcontinental Gas Pipe Line Co. LLC
05/15/2030	3.250%	242,000	216,098
03/15/2048	4.600%	4,875,000	4,413,811
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	1,500,000	1,287,925
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	750,000	658,490
Western Gas Partners LP
03/01/2048	5.300%	2,430,000	2,134,978
Williams Companies, Inc. (The)
01/15/2025	3.900%	1,050,000	1,036,767
09/15/2025	4.000%	2,327,000	2,294,178
Williams Cos, Inc. (The)
08/15/2052	5.300%	5,105,000	4,976,243
Williams Partners LP
03/04/2024	4.300%	2,787,000	2,786,517
03/04/2044	5.400%	341,000	325,218
Total			115,278,237
Natural Gas 0.2%
Boston Gas Co.(a)
08/01/2027	3.150%	1,472,000	1,359,706
KeySpan Corp.
11/15/2030	8.000%	670,000	763,176
NiSource, Inc.
02/15/2031	1.700%	795,000	624,820
06/15/2041	5.950%	394,000	405,757
ONE Gas, Inc.
03/11/2024	1.100%	1,032,000	992,989
Piedmont Natural Gas Co., Inc.
06/01/2050	3.350%	453,000	333,224
Promigas SA ESP/Gases del Pacifico SAC(a)
10/16/2029	3.750%	300,000	255,263
Sempra Energy
04/01/2029	3.700%	1,875,000	1,755,067
02/01/2038	3.800%	933,000	798,936
02/01/2048	4.000%	1,148,000	958,377
Sempra Energy(k)
12/31/2049	4.875%	764,000	736,798
04/01/2052	4.125%	5,768,000	4,880,290
South Jersey Industries, Inc.
Junior Subordinated
04/15/2031	5.020%	1,848,000	1,603,544

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	49

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Co. Gas Capital Corp.
03/15/2041	5.875%	1,940,000	2,015,304
05/30/2047	4.400%	443,000	383,428
Southwest Gas Corp.
03/15/2032	4.050%	302,000	274,916
08/15/2051	3.180%	2,930,000	1,956,187
Washington Gas Light Co.
09/15/2049	3.650%	587,000	477,785
Total			20,575,567
Office REIT 0.2%
Boston Properties LP
01/30/2031	3.250%	259,000	222,926
Hudson Pacific Properties LP
11/01/2027	3.950%	2,725,000	2,554,296
Kilroy Realty LP
11/15/2033	2.650%	2,601,000	1,973,288
Office Properties Income Trust
02/01/2025	4.500%	1,270,000	1,190,936
02/01/2027	2.400%	1,455,000	1,104,259
10/15/2031	3.450%	3,285,000	2,179,060
Piedmont Operating Partnership LP
08/15/2030	3.150%	1,675,000	1,380,423
04/01/2032	2.750%	2,339,000	1,784,155
SL Green Operating Partnership LP
10/15/2022	3.250%	6,055,000	6,045,250
Total			18,434,593
Oil Field Services 0.1%
Baker Hughes Holdings LLC/Co-Obligor, Inc.
12/15/2026	2.061%	523,000	476,301
Schlumberger Holdings Corp.(a)
05/01/2024	3.750%	608,000	603,258
05/17/2028	3.900%	2,053,000	1,958,146
Transocean Phoenix 2 Ltd.(a)
10/15/2024	7.750%	900,000	883,566
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	975,625	924,577
Transocean Proteus Ltd.(a)
12/01/2024	6.250%	1,757,700	1,698,893
Total			6,544,741
Other Financial Institutions 0.2%
Five Point Operating Co. LP/Capital Corp.(a)
11/15/2025	7.875%	2,350,000	2,083,398
Greystar Real Estate Partners LLC(a)
12/01/2025	5.750%	2,175,000	2,154,875
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Greystone Commercial Capital Trust(a),(b),(j)
1-month USD LIBOR + 2.270% 05/31/2025	4.650%	9,200,000	9,016,000
Howard Hughes Corp. (The)(a)
08/01/2028	5.375%	500,000	444,905
02/01/2031	4.375%	750,000	600,402
LeasePlan Corp NV(a)
10/24/2024	2.875%	3,440,000	3,275,961
Mitsubishi UFJ Lease & Finance Co., Ltd.(a)
09/19/2022	2.652%	3,905,000	3,902,673
Nationstar Mortgage Holdings Inc.(a)
08/15/2028	5.500%	1,150,000	969,014
Nationstar Mortgage Holdings, Inc.(a)
12/15/2030	5.125%	700,000	551,013
ORIX Corp.
12/04/2024	3.250%	1,560,000	1,526,167
Total			24,524,408
Other Industry 0.2%
AECOM
03/15/2027	5.125%	710,000	693,248
CK Hutchison International 21 Ltd.(a)
04/15/2031	2.500%	2,100,000	1,811,202
Gohl Capital Ltd.(a)
01/24/2027	4.250%	1,050,000	951,605
Massachusetts Institute of Technology
07/01/2114	4.678%	1,768,000	1,723,658
07/01/2116	3.885%	1,850,000	1,484,493
Northwestern University
12/01/2057	3.662%	1,350,000	1,180,053
PowerTeam Services LLC(a)
12/04/2025	9.033%	594,000	487,869
President and Fellows of Harvard College
07/15/2046	3.150%	3,031,000	2,554,221
07/15/2056	3.300%	2,230,000	1,840,109
Trustees of the University of Pennsylvania (The)
09/01/2112	4.674%	1,620,000	1,537,027
University of Southern California
10/01/2039	3.028%	4,525,000	3,819,283
Total			18,082,768
Other REIT 0.2%
American Assets Trust LP
02/01/2031	3.375%	3,115,000	2,607,057
American Campus Communities Operating Partnership LP
04/15/2023	3.750%	2,400,000	2,405,204
CubeSmart LP
12/15/2028	2.250%	959,000	810,703

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Extra Space Storage LP
04/01/2029	3.900%	1,375,000	1,278,157
Host Hotels & Resorts LP
06/15/2025	4.000%	1,050,000	1,019,918
02/01/2026	4.500%	520,000	508,381
Ladder Capital Finance Holdings LLLP/Corp.(a)
06/15/2029	4.750%	2,745,000	2,336,912
Life Storage LP
12/15/2027	3.875%	2,000,000	1,888,498
10/15/2030	2.200%	936,000	752,258
10/15/2031	2.400%	1,950,000	1,558,592
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
06/01/2025	7.500%	2,150,000	2,171,719
Public Storage
11/09/2028	1.950%	472,000	414,118
Sun Communities Operating LP
04/15/2032	4.200%	1,106,000	988,177
WP Carey, Inc.
04/01/2033	2.250%	4,080,000	3,104,940
Total			21,844,634
Packaging 0.2%
Amcor Flexibles North America, Inc.
05/17/2025	4.000%	3,022,000	2,963,793
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2027	5.250%	3,000,000	2,188,774
Ball Corp.
03/15/2026	4.875%	600,000	581,021
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	1,680,000	1,640,096
Berry Global, Inc.
02/15/2024	0.950%	805,000	762,750
01/15/2026	1.570%	3,405,000	3,036,738
01/15/2027	1.650%	1,163,000	1,001,480
Pactiv Evergreen Group Issuer LLC/Inc.(a)
10/15/2028	4.375%	1,475,000	1,299,652
Reynolds Group Issuer, Inc./LLC(a)
10/15/2027	4.000%	1,000,000	875,982
Sealed Air Corp.(a)
10/15/2026	1.573%	857,000	749,128
Silgan Holdings, Inc.
02/01/2028	4.125%	1,320,000	1,209,224
Sonoco Products Co.
02/01/2027	2.250%	1,377,000	1,251,648
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	1,450,000	1,391,646
Total			18,951,932
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Paper 0.0%
Cascades, Inc./USA(a)
01/15/2028	5.375%	1,180,000	1,063,406
Celulosa Arauco y Constitucion SA
11/02/2027	3.875%	700,000	646,321
Celulosa Arauco y Constitucion SA(a)
04/30/2029	4.250%	500,000	460,814
Inversiones CMPC SA(a)
04/04/2027	4.375%	1,025,000	993,285
Klabin Austria GmbH(a)
01/12/2031	3.200%	500,000	396,544
Suzano Austria GmbH
01/15/2029	6.000%	275,000	274,896
01/15/2030	5.000%	825,000	771,450
01/15/2031	3.750%	1,000,000	846,973
Total			5,453,689
Pharmaceuticals 0.9%
AbbVie, Inc.
11/06/2022	2.900%	2,093,000	2,091,238
11/21/2026	2.950%	838,000	791,110
03/15/2035	4.550%	4,650,000	4,459,984
05/14/2035	4.500%	4,972,000	4,732,146
05/14/2036	4.300%	1,926,000	1,797,653
11/21/2039	4.050%	7,095,000	6,256,947
10/01/2042	4.625%	1,000,000	918,745
11/06/2042	4.400%	3,793,000	3,428,603
05/14/2045	4.700%	2,329,000	2,177,472
05/14/2046	4.450%	511,000	463,432
11/21/2049	4.250%	4,555,000	4,007,399
Amgen, Inc.
03/01/2033	4.200%	3,930,000	3,796,149
01/15/2052	3.000%	4,360,000	3,072,630
03/01/2053	4.875%	535,000	519,084
Bausch Health Companies, Inc.(a)
01/30/2028	5.000%	1,100,000	413,460
02/15/2029	5.000%	100,000	39,017
02/15/2029	6.250%	3,475,000	1,311,523
05/30/2029	7.250%	2,000,000	737,069
01/30/2030	5.250%	1,200,000	443,483
02/15/2031	5.250%	1,200,000	460,327
Bayer US Finance II LLC(a)
07/15/2024	3.375%	3,555,000	3,475,462
12/15/2025	4.250%	1,445,000	1,421,448
12/15/2028	4.375%	4,480,000	4,311,907
07/15/2034	4.200%	844,000	754,347
06/25/2038	4.625%	1,000,000	892,603
07/15/2044	4.400%	2,799,000	2,275,418
06/25/2048	4.875%	3,505,000	3,191,194
Bayer US Finance LLC(a)
10/08/2024	3.375%	520,000	509,814

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	51

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bristol Myers Squibb Co.
06/15/2039	4.125%	1,346,000	1,258,462
03/15/2052	3.700%	2,420,000	2,051,159
Bristol-Myers Squibb Co.
08/15/2025	3.875%	74,000	73,277
05/15/2044	4.625%	555,000	542,023
11/15/2047	4.350%	2,060,000	1,940,163
CSL Finance PLC(a)
04/27/2029	4.050%	926,000	899,444
04/27/2032	4.250%	657,000	637,821
04/27/2042	4.625%	540,000	512,739
04/27/2052	4.750%	945,000	908,215
04/27/2062	4.950%	402,000	385,772
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	1,000,000	847,722
Jazz Securities DAC(a)
01/15/2029	4.375%	963,000	868,704
Johnson & Johnson
12/05/2033	4.375%	1,975,000	2,014,681
03/03/2037	3.625%	2,280,000	2,117,400
01/15/2038	3.400%	2,790,000	2,500,334
03/01/2046	3.700%	409,000	365,339
Merck & Co., Inc.
12/10/2051	2.750%	538,000	389,482
12/10/2061	2.900%	538,000	373,898
Mylan NV
06/15/2046	5.250%	290,000	228,819
Mylan, Inc.(a)
01/15/2023	3.125%	2,480,000	2,464,965
Mylan, Inc.
04/15/2048	5.200%	4,263,000	3,297,694
Organon Finance 1 LLC(a)
04/30/2028	4.125%	1,350,000	1,210,210
Roche Holdings, Inc.(a)
12/13/2051	2.607%	840,000	598,295
Royalty Pharma PLC
09/02/2025	1.200%	385,000	349,990
09/02/2027	1.750%	489,000	425,234
09/02/2030	2.200%	3,075,000	2,492,498
09/02/2050	3.550%	1,642,000	1,131,751
Shire Acquisitions Investments Ireland DAC
09/23/2023	2.875%	1,050,000	1,036,525
Viatris, Inc.
06/22/2030	2.700%	1,117,000	880,947
06/22/2040	3.850%	6,447,000	4,475,574
06/22/2050	4.000%	3,243,000	2,097,531
Total			98,126,332
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.7%
Alleghany Corp.
05/15/2030	3.625%	936,000	879,208
09/15/2044	4.900%	38,000	36,630
08/15/2051	3.250%	212,000	160,676
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	300,000	273,306
American International Group, Inc.
04/01/2026	3.900%	333,000	327,153
06/30/2050	4.375%	603,000	541,352
Aon Corp./Global Holdings PLC
12/02/2031	2.600%	4,495,000	3,782,219
Arch Capital Finance LLC
12/15/2046	5.031%	970,000	907,682
Arthur J. Gallagher & Co.
03/09/2052	3.050%	6,725,000	4,677,287
Assurant, Inc.
09/27/2023	4.200%	1,770,000	1,762,911
02/22/2030	3.700%	1,174,000	1,039,069
Berkshire Hathaway Finance Corp.
10/15/2050	2.850%	386,000	281,643
03/15/2052	3.850%	3,853,000	3,319,374
Berkshire Hathaway, Inc.
03/15/2026	3.125%	4,674,000	4,575,444
Chubb INA Holdings, Inc.
09/15/2030	1.375%	1,130,000	903,933
CNA Financial Corp.
08/15/2027	3.450%	3,828,000	3,612,284
Everest Reinsurance Holdings, Inc.
10/15/2052	3.125%	5,665,000	3,933,197
Fairfax Financial Holdings Ltd.
03/03/2031	3.375%	6,300,000	5,370,699
Fairfax Financial Holdings Ltd.(a)
08/16/2032	5.625%	3,190,000	3,124,832
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	800,000	860,656
07/15/2048	7.200%	1,290,000	1,486,686
Farmers Exchange Capital II(a),(k)
Subordinated
11/01/2053	6.151%	2,700,000	2,751,111
Farmers Insurance Exchange(a)
05/01/2024	8.625%	1,165,000	1,227,800
Hartford Financial Services Group Inc. (The)(a),(b)
3-month USD LIBOR + 2.125% 02/12/2047	5.030%	2,265,000	1,884,193
Hartford Financial Services Group, Inc. (The)
10/15/2036	5.950%	283,000	302,805

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Liberty Mutual Group, Inc.(a)
06/15/2023	4.250%	275,000	274,519
10/15/2050	3.951%	2,080,000	1,596,509
06/15/2052	5.500%	1,031,000	1,005,059
Markel Corp.
05/20/2049	5.000%	5,095,000	4,819,843
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen(a),(k)
Subordinated
05/23/2042	5.875%	1,205,000	1,242,905
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	4.119%	5,725,000	5,721,482
Old Republic International Corp.
06/11/2051	3.850%	1,009,000	764,512
PartnerRe Finance B LLC(k)
10/01/2050	4.500%	2,400,000	2,161,706
Trustage Financial Group, Inc.(a)
04/15/2032	4.625%	2,135,000	1,937,792
Willis North America, Inc.
09/15/2029	2.950%	2,000,000	1,725,134
WR Berkley Corp.
05/12/2050	4.000%	1,480,000	1,225,697
XLIT Ltd.
03/31/2045	5.500%	619,000	629,631
Total			71,126,939
Railroads 0.2%
Burlington Northern Santa Fe LLC
03/15/2043	4.450%	304,000	290,899
09/01/2043	5.150%	953,000	990,917
08/01/2046	3.900%	711,000	626,929
01/15/2053	4.450%	5,184,000	5,013,939
Canadian National Railway Co.
08/05/2052	4.400%	5,320,000	5,088,308
CSX Corp.
11/15/2032	4.100%	522,000	503,765
05/30/2042	4.750%	482,000	464,005
11/15/2052	4.500%	1,117,000	1,041,031
08/01/2054	4.500%	231,000	214,127
11/01/2066	4.250%	2,355,000	2,014,954
Kansas City Southern
05/01/2050	3.500%	3,280,000	2,554,920
Norfolk Southern Corp.
05/15/2121	4.100%	372,000	277,142
Union Pacific Corp.
02/14/2042	3.375%	1,500,000	1,261,283
02/14/2053	3.500%	1,760,000	1,428,322
Total			21,770,541
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Refining 0.1%
Marathon Petroleum Corp.
12/15/2026	5.125%	578,000	594,017
09/15/2044	4.750%	487,000	429,180
09/15/2054	5.000%	266,000	236,383
Phillips 66
02/15/2024	0.900%	333,000	318,589
12/15/2030	2.150%	659,000	540,677
Phillips 66 Co.(a)
02/15/2045	4.680%	1,300,000	1,181,935
Valero Energy Corp.
04/15/2025	2.850%	459,000	444,082
12/01/2031	2.800%	3,235,000	2,722,864
Total			6,467,727
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
10/15/2030	4.000%	1,510,000	1,225,334
Brinker International, Inc.(a)
10/01/2024	5.000%	1,850,000	1,791,053
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2029	4.625%	1,500,000	1,309,961
01/15/2030	6.750%	300,000	244,850
McDonald’s Corp.
09/01/2049	3.625%	910,000	737,919
Total			5,309,117
Retail REIT 0.1%
Brixmor Operating Partnership LP
08/16/2031	2.500%	915,000	708,564
Kimco Realty Corp.
03/01/2024	2.700%	2,158,000	2,113,096
02/01/2033	4.600%	3,780,000	3,654,988
Kite Realty Group LP
10/01/2026	4.000%	320,000	304,322
Realty Income Corp.
06/01/2026	4.875%	664,000	674,276
08/15/2027	3.950%	193,000	188,766
Simon Property Group LP
02/01/2028	1.750%	805,000	697,015
Total			8,341,027
Retailers 0.4%
Alimentation Couche-Tard, Inc.(a)
07/26/2027	3.550%	2,000,000	1,871,375

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	53

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Amazon.com, Inc.
02/22/2023	2.400%	3,635,000	3,616,186
05/12/2031	2.100%	1,147,000	984,590
04/13/2032	3.600%	1,339,000	1,286,590
05/12/2041	2.875%	1,777,000	1,418,786
04/13/2052	3.950%	640,000	581,805
04/13/2062	4.100%	645,000	583,401
Asbury Automotive Group, Inc.
03/01/2030	4.750%	1,375,000	1,173,384
AutoNation, Inc.
11/15/2024	3.500%	2,185,000	2,132,174
10/01/2025	4.500%	2,465,000	2,453,234
AutoZone, Inc.
04/21/2026	3.125%	415,000	398,235
01/15/2031	1.650%	1,175,000	924,613
Best Buy Co., Inc.
10/01/2030	1.950%	1,000,000	800,226
Dick’s Sporting Goods, Inc.
01/15/2052	4.100%	2,690,000	1,796,972
Falabella SA(a)
10/30/2027	3.750%	450,000	425,763
01/15/2032	3.375%	515,000	428,053
Gap Inc. (The)(a)
10/01/2029	3.625%	1,550,000	1,078,415
Gap, Inc. (The)(a)
10/01/2031	3.875%	1,750,000	1,214,868
Home Depot, Inc. (The)
04/15/2052	3.625%	386,000	323,573
Kontoor Brands, Inc.(a)
11/15/2029	4.125%	475,000	406,457
L Brands, Inc.
07/01/2036	6.750%	2,800,000	2,416,610
Lowe’s Companies, Inc.
04/01/2052	4.250%	944,000	805,335
04/01/2062	4.450%	539,000	453,852
Magic MergeCo, Inc.(a)
05/01/2029	7.875%	1,400,000	930,184
Rent-A-Center, Inc.(a)
02/15/2029	6.375%	300,000	253,313
Sally Holdings LLC/Capital, Inc.
12/01/2025	5.625%	2,000,000	1,943,953
Sonic Automotive Inc.(a)
11/15/2031	4.875%	1,620,000	1,351,009
Tapestry, Inc.
03/15/2032	3.050%	1,120,000	893,026
Target Corp.
01/15/2052	2.950%	526,000	396,468
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tractor Supply Co.
11/01/2030	1.750%	3,885,000	3,070,857
Walgreens Boots Alliance Inc.
11/17/2023	0.950%	5,730,000	5,528,814
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	1,530,000	1,250,951
Total			43,193,072
Supermarkets 0.1%
Ahold Finance U.S.A. LLC
05/01/2029	6.875%	1,800,000	1,968,776
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2029	3.500%	1,520,000	1,249,009
C&S Group Enterprises LLC(a)
12/15/2028	5.000%	2,700,000	2,012,515
InRetail Consumer(a)
03/22/2028	3.250%	1,300,000	1,119,458
Total			6,349,758
Supranational 0.1%
Corporación Andina de Fomento
01/06/2023	2.750%	3,000,000	2,990,694
Inter-American Development Bank
10/15/2025	6.800%	2,500,000	2,710,728
07/15/2027	6.750%	4,000,000	4,522,061
International Bank for Reconstruction & Development(g)
09/17/2030	0.000%	1,550,000	1,156,695
North American Development Bank
10/26/2022	2.400%	514,000	513,486
Total			11,893,664
Technology 1.9%
Advanced Micro Devices, Inc.
06/01/2032	3.924%	882,000	852,925
06/01/2052	4.393%	1,163,000	1,098,635
Apple, Inc.
08/08/2032	3.350%	612,000	578,627
02/23/2036	4.500%	371,000	383,156
05/11/2050	2.650%	5,095,000	3,727,244
02/08/2051	2.650%	2,647,000	1,935,370
08/08/2052	3.950%	6,558,000	6,050,727
02/08/2061	2.800%	1,887,000	1,326,292
08/05/2061	2.850%	749,000	531,533
08/08/2062	4.100%	537,000	493,288
Avnet, Inc.
06/01/2032	5.500%	3,896,000	3,714,143
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	1,500,000	1,315,334

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boxer Parent Co., Inc.(a)
03/01/2026	9.125%	2,500,000	2,435,561
Broadcom, Inc.
10/15/2024	3.625%	320,000	316,469
Broadcom, Inc.(a)
04/15/2029	4.000%	2,765,000	2,563,196
04/15/2034	3.469%	1,400,000	1,134,501
11/15/2035	3.137%	9,021,000	6,839,047
11/15/2036	3.187%	6,720,000	4,985,425
CDW LLC/Finance Corp.
05/01/2025	4.125%	2,500,000	2,463,876
12/01/2028	3.276%	5,270,000	4,636,287
02/15/2029	3.250%	857,000	745,321
Citrix Systems, Inc.
03/01/2026	1.250%	777,000	761,706
03/01/2030	3.300%	184,000	180,666
CommScope Technologies LLC(a)
06/15/2025	6.000%	2,573,000	2,336,999
03/15/2027	5.000%	455,000	359,354
CommScope, Inc.(a)
09/01/2029	4.750%	1,500,000	1,274,885
Corning, Inc.
11/15/2079	5.450%	438,000	402,165
Dell International LLC/EMC Corp.
06/15/2026	6.020%	870,000	903,919
DXC Technology Co.
09/15/2026	1.800%	612,000	539,065
09/15/2028	2.375%	6,457,000	5,493,927
Fidelity National Information Services, Inc.
03/01/2041	3.100%	2,890,000	2,101,086
07/15/2052	5.625%	2,635,000	2,617,725
Fiserv, Inc.
07/01/2024	2.750%	699,000	681,743
07/01/2029	3.500%	776,000	709,233
Flex Ltd.
06/15/2029	4.875%	1,205,000	1,138,231
Global Payments, Inc.
11/15/2024	1.500%	3,215,000	3,006,967
02/15/2025	2.650%	2,891,000	2,753,006
03/01/2026	1.200%	1,217,000	1,073,701
08/15/2052	5.950%	5,865,000	5,686,856
HP, Inc.
01/15/2028	4.750%	6,485,000	6,386,312
04/15/2029	4.000%	2,009,000	1,884,178
06/17/2031	2.650%	794,000	630,934
Infor, Inc.(a)
07/15/2023	1.450%	2,511,000	2,436,915
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intel Corp.
08/05/2027	3.750%	749,000	735,555
08/05/2032	4.150%	1,535,000	1,485,062
08/12/2041	2.800%	1,687,000	1,252,043
11/15/2049	3.250%	4,155,000	3,095,114
08/12/2051	3.050%	1,685,000	1,210,642
08/05/2052	4.900%	3,132,000	3,054,752
02/15/2060	3.100%	527,000	360,752
08/12/2061	3.200%	671,000	471,726
08/05/2062	5.050%	626,000	606,884
International Business Machines Corp.
07/27/2027	4.150%	1,118,000	1,111,094
05/15/2029	3.500%	928,000	876,108
07/27/2032	4.400%	4,248,000	4,177,803
07/27/2052	4.900%	1,107,000	1,072,243
Jabil, Inc.
05/15/2027	4.250%	1,890,000	1,829,679
KLA Corp.
07/15/2052	4.950%	1,768,000	1,779,607
07/15/2062	5.250%	895,000	912,138
Kyndryl Holdings Inc.(a)
10/15/2026	2.050%	720,000	596,715
10/15/2028	2.700%	1,623,000	1,254,646
10/15/2031	3.150%	584,000	409,054
Leidos, Inc.
02/15/2031	2.300%	845,000	663,490
Lenovo Group Ltd.(a)
07/27/2032	6.536%	1,355,000	1,339,138
Marvell Technology, Inc.
06/22/2023	4.200%	3,740,000	3,724,935
Microchip Technology, Inc.
09/01/2023	2.670%	6,239,000	6,148,711
02/15/2024	0.972%	345,000	327,949
Microsoft Corp.
03/17/2052	2.921%	2,813,000	2,218,826
03/17/2062	3.041%	4,290,000	3,283,869
NCR Corp.(a)
04/15/2029	5.125%	900,000	840,316
NetApp, Inc.
06/22/2025	1.875%	1,845,000	1,723,179
NXP BV/Funding LLC
03/01/2026	5.350%	1,056,000	1,074,405
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	342,000	302,755
11/30/2051	3.250%	600,000	407,498
Open Text Holdings, Inc.(a)
12/01/2031	4.125%	1,475,000	1,169,335

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	55

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oracle Corp.
11/15/2027	3.250%	2,409,000	2,227,598
03/25/2028	2.300%	903,000	785,614
03/25/2031	2.875%	1,620,000	1,343,124
11/15/2037	3.800%	2,730,000	2,127,385
03/25/2041	3.650%	739,000	540,351
11/15/2047	4.000%	938,000	680,744
04/01/2050	3.600%	2,363,000	1,610,284
03/25/2051	3.950%	5,342,000	3,842,097
PayPal Holdings, Inc.
10/01/2026	2.650%	964,000	914,945
10/01/2029	2.850%	251,000	227,297
06/01/2032	4.400%	663,000	652,997
06/01/2052	5.050%	4,586,000	4,494,872
06/01/2062	5.250%	1,721,000	1,703,734
Qorvo, Inc.(a)
12/15/2024	1.750%	1,200,000	1,121,247
QUALCOMM, Inc.
05/20/2052	4.500%	5,120,000	4,958,427
Renesas Electronics Corp.(a)
11/25/2026	2.170%	545,000	483,385
S&P Global, Inc.(a)
08/01/2028	4.750%	1,875,000	1,920,970
03/01/2029	2.700%	1,348,000	1,227,408
03/01/2032	2.900%	1,549,000	1,374,970
03/01/2052	3.700%	2,919,000	2,511,376
S&P Global, Inc.
08/15/2030	1.250%	592,000	473,715
Salesforce.com, Inc.
07/15/2041	2.700%	936,000	713,725
Seagate HDD Cayman
03/01/2024	4.875%	2,305,000	2,270,638
07/15/2031	3.375%	1,445,000	1,129,702
Sensata Technologies, Inc.(a)
02/15/2031	3.750%	1,435,000	1,196,726
TD SYNNEX Corp.
08/09/2026	1.750%	314,000	274,770
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	1,550,000	1,542,399
Tencent Holdings Ltd.(a)
04/22/2051	3.840%	2,760,000	2,046,819
Texas Instruments, Inc.
08/16/2032	3.650%	696,000	672,520
08/16/2052	4.100%	2,901,000	2,768,049
TSMC Arizona Corp.
04/22/2052	4.500%	1,345,000	1,316,586
TSMC Global Ltd.(a)
07/22/2032	4.625%	1,000,000	1,002,280
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visa, Inc.
12/14/2035	4.150%	1,030,000	1,020,868
12/14/2045	4.300%	260,000	250,917
VMware, Inc.
08/15/2026	1.400%	1,441,000	1,271,491
08/15/2028	1.800%	621,000	516,909
Western Digital Corp.
02/01/2032	3.100%	490,000	369,371
Western Union Co. (The)
06/09/2023	4.250%	3,050,000	3,046,040
03/15/2026	1.350%	140,000	123,971
Total			197,758,874
Tobacco 0.4%
Altria Group, Inc.
02/14/2029	4.800%	89,000	86,169
05/06/2030	3.400%	1,280,000	1,107,813
02/04/2032	2.450%	1,079,000	815,345
02/14/2039	5.800%	299,000	277,377
02/04/2041	3.400%	3,910,000	2,638,927
02/14/2049	5.950%	249,000	223,470
02/04/2051	3.700%	1,852,000	1,205,818
BAT Capital Corp.
04/02/2027	4.700%	800,000	779,135
08/15/2027	3.557%	748,000	687,534
03/25/2028	2.259%	3,280,000	2,757,223
03/25/2031	2.726%	2,253,000	1,802,638
03/16/2032	4.742%	2,695,000	2,425,503
08/15/2037	4.390%	1,409,000	1,115,015
09/25/2040	3.734%	562,000	391,439
08/15/2047	4.540%	5,800,000	4,237,965
03/16/2052	5.650%	2,800,000	2,389,483
BAT International Finance PLC
03/16/2028	4.448%	8,000,000	7,573,198
Imperial Brands Finance PLC(a)
07/26/2024	3.125%	2,000,000	1,926,160
07/21/2025	4.250%	2,000,000	1,957,085
07/27/2027	6.125%	3,060,000	3,106,450
Reynolds American, Inc.
06/12/2025	4.450%	1,325,000	1,313,160
08/15/2035	5.700%	1,045,000	960,679
08/04/2041	7.000%	1,127,000	1,121,651
09/15/2043	6.150%	501,000	456,005
08/15/2045	5.850%	4,327,000	3,695,182
Vector Group Ltd.(a)
02/01/2029	5.750%	3,250,000	2,817,806
Total			47,868,230
Transportation Services 0.3%
Element Fleet Management Corp.(a)
06/15/2025	3.850%	3,850,000	3,710,766

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ERAC USA Finance LLC(a)
11/01/2025	3.800%	2,500,000	2,424,335
12/01/2026	3.300%	3,435,000	3,244,854
03/15/2042	5.625%	1,689,000	1,667,687
11/01/2046	4.200%	1,041,000	859,532
FedEx Corp.
02/01/2035	3.900%	311,000	283,047
02/15/2048	4.050%	780,000	659,029
FedEx Corp. Pass-Through Trust
Series 2020-1 Class AA
02/20/2034	1.875%	658,181	570,399
GXO Logistics, Inc.
07/15/2026	1.650%	476,000	402,532
Penske Truck Leasing Co. LP/Finance Corp.(a)
11/15/2025	1.200%	842,000	746,242
Penske Truck Leasing Co. LP/PTL Finance Corp.(a)
06/15/2026	1.700%	1,236,000	1,094,241
Penske Truck Leasing Co., LP/Finance Corp.(a)
08/01/2023	4.125%	5,245,000	5,226,251
07/15/2025	4.000%	905,000	884,636
Ryder System, Inc.
06/01/2025	4.625%	2,395,000	2,392,214
06/15/2027	4.300%	630,000	614,609
Triton Container International Ltd.(a)
04/15/2026	2.050%	617,000	535,908
06/15/2031	3.150%	558,000	436,213
TTX Co.(a)
01/15/2025	3.600%	1,620,000	1,576,966
XPO Logistics, Inc.(a)
05/01/2025	6.250%	1,057,000	1,070,756
Total			28,400,217
Treasury 0.0%
Romanian Government International Bond(a)
05/25/2034	6.000%	5,488,000	5,242,444
Wireless 0.7%
American Tower Corp.
02/15/2024	5.000%	665,000	671,812
03/15/2027	3.650%	684,000	650,455
Crown Castle International Corp.
07/15/2026	1.050%	401,000	351,532
03/15/2027	2.900%	3,594,000	3,328,199
04/01/2041	2.900%	1,652,000	1,191,964
Digicel Group 0.5 Ltd.(a),(l)
04/01/2025	8.000%	102,292	66,418
Digicel Holdings Bermuda Ltd./International Finance Ltd.(a)
05/25/2024	8.750%	700,000	664,768
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Digicel International Finance Ltd./Holdings(a),(l)
12/31/2025	13.000%	831,537	699,045
Digicel International Finance Ltd./Holdings(a)
Subordinated
12/31/2026	8.000%	500,000	326,437
Digicel International Finance Ltd./Holdings Bermuda Ltd.(a)
05/25/2024	8.750%	2,425,000	2,311,996
Digicel Ltd.(a)
03/01/2023	6.750%	2,600,000	1,652,502
Millicom International Cellular SA(a)
04/27/2031	4.500%	500,000	412,502
Rogers Communications, Inc.(a)
03/15/2032	3.800%	446,000	406,024
03/15/2052	4.550%	388,000	341,601
SK Telecom Co., Ltd.(a)
04/16/2023	3.750%	2,490,000	2,486,635
Sprint Capital Corp.
03/15/2032	8.750%	275,000	331,818
Sprint Corp.
09/15/2023	7.875%	3,216,000	3,314,190
06/15/2024	7.125%	5,225,000	5,405,015
Sprint Spectrum Co. I/II/III LLC(a)
03/20/2025	4.738%	6,170,313	6,191,199
03/20/2028	5.152%	8,275,000	8,367,346
Summit Digitel Infrastructure Pvt., Ltd.(a)
08/12/2031	2.875%	900,000	701,546
T-Mobile US, Inc.
04/15/2027	3.750%	7,580,000	7,270,881
02/01/2028	4.750%	961,000	939,214
02/15/2028	2.050%	1,548,000	1,344,688
02/15/2029	2.625%	597,000	512,437
04/15/2030	3.875%	7,131,000	6,591,555
02/15/2031	2.550%	2,165,000	1,803,708
04/15/2031	3.500%	512,000	451,045
11/15/2031	2.250%	4,015,000	3,230,484
04/15/2040	4.375%	4,308,000	3,802,428
02/15/2041	3.000%	4,844,000	3,512,201
04/15/2050	4.500%	1,020,000	889,434
Vmed O2 UK Financing I PLC(a)
07/15/2031	4.750%	2,895,000	2,384,826
Vodafone Group PLC
02/19/2043	4.375%	1,182,000	1,011,736
05/30/2048	5.250%	3,255,000	3,042,017
06/19/2049	4.875%	3,150,000	2,802,896
06/19/2059	5.125%	494,000	448,022
Total			79,910,576

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	57

Portfolio of Investments  (continued)
August 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.7%
AT&T, Inc.
12/01/2033	2.550%	4,331,000	3,457,178
05/15/2035	4.500%	1,001,000	939,751
03/01/2037	5.250%	2,205,000	2,210,361
03/01/2039	4.850%	1,086,000	1,020,845
06/01/2041	3.500%	659,000	519,834
05/15/2046	4.750%	2,220,000	2,042,020
09/15/2053	3.500%	9,224,000	6,851,118
09/15/2055	3.550%	5,071,000	3,705,068
12/01/2057	3.800%	12,292,000	9,294,883
09/15/2059	3.650%	5,008,000	3,629,244
C&W Senior Financing DAC(a)
09/15/2027	6.875%	385,000	341,564
CenturyLink, Inc.
12/01/2023	6.750%	2,925,000	2,959,304
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	1,500,000	1,279,158
Frontier Communications Corp.(a)
05/01/2028	5.000%	269,000	235,851
GCI LLC(a)
10/15/2028	4.750%	1,175,000	1,049,128
Iliad Holding SAS(a)
10/15/2026	6.500%	550,000	505,263
10/15/2028	7.000%	500,000	460,418
Level 3 Financing, Inc.(a)
03/01/2027	3.400%	2,865,000	2,548,861
11/15/2029	3.875%	7,240,000	6,171,948
Lumen Technologies, Inc.(a)
06/15/2029	5.375%	3,000,000	2,341,051
Qwest Corp.
09/15/2025	7.250%	3,978,000	4,144,543
Telecom Italia Capital SA
06/04/2038	7.721%	1,550,000	1,337,947
Total Play Telecomunicaciones SA de CV(a)
09/20/2028	6.375%	1,270,000	1,000,032
Verizon Communications, Inc.
02/15/2025	3.376%	2,527,000	2,493,877
03/22/2028	2.100%	1,149,000	1,016,319
12/03/2029	4.016%	530,000	508,437
03/15/2032	2.355%	3,021,000	2,477,454
08/10/2033	4.500%	1,192,000	1,150,103
11/01/2034	4.400%	3,565,000	3,371,253
03/22/2041	3.400%	2,127,000	1,713,239
11/01/2041	4.750%	1,061,000	1,007,324
03/22/2050	4.000%	274,000	233,279
03/22/2051	3.550%	428,000	336,343
10/30/2056	2.987%	347,000	233,694
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/22/2061	3.700%	1,320,000	1,018,685
Total			73,605,377
Total Corporate Bonds & Notes (Cost $3,939,087,673)			3,551,341,920

Foreign Government Obligations(n),(o) 1.8%

Australia 0.0%
NBN Co., Ltd.(a)
05/05/2026	1.450%	581,000	520,578
01/08/2027	1.625%	1,230,000	1,085,703
Total			1,606,281
Azerbaijan 0.0%
Southern Gas Corridor CJSC(a)
03/24/2026	6.875%	450,000	473,278
Bahrain 0.0%
Bahrain Government International Bond(a)
01/26/2026	7.000%	320,000	329,144
Bermuda 0.0%
Bermuda Government International Bond(a)
08/20/2030	2.375%	1,105,000	933,015
Brazil 0.0%
Brazil Minas SPE via State of Minas Gerais(a)
02/15/2028	5.333%	1,740,000	1,702,794
Brazilian Government International Bond
06/06/2025	2.875%	1,300,000	1,243,920
04/07/2026	6.000%	225,000	234,364
06/12/2030	3.875%	800,000	698,813
Total			3,879,891
Canada 0.0%
Province of British Columbia
09/01/2036	7.250%	2,000,000	2,752,496
Province of Manitoba
06/22/2026	2.125%	300,000	281,917
Province of Quebec(k)
03/02/2026	7.485%	230,000	255,869
Total			3,290,282
Chile 0.0%
Chile Government International Bond
01/31/2031	2.450%	200,000	168,934
01/27/2032	2.550%	1,298,000	1,081,958
Corporación Nacional del Cobre de Chile(a)
11/04/2044	4.875%	200,000	176,160

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Empresa Nacional del Petroleo(a)
08/05/2026	3.750%	750,000	696,030
11/06/2029	5.250%	450,000	433,089
Total			2,556,171
Colombia 0.1%
Colombia Government International Bond
01/28/2026	4.500%	700,000	662,074
03/15/2029	4.500%	250,000	219,077
01/30/2030	3.000%	1,605,000	1,243,124
Ecopetrol SA
09/18/2023	5.875%	1,362,000	1,363,631
04/29/2030	6.875%	2,400,000	2,228,791
Total			5,716,697
Croatia 0.0%
Croatia Government International Bond(a)
01/26/2024	6.000%	500,000	513,064
01/26/2024	6.000%	300,000	307,839
Total			820,903
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/27/2025	5.500%	100,000	99,856
01/27/2025	5.500%	100,000	99,856
07/19/2028	6.000%	1,400,000	1,340,587
07/19/2028	6.000%	275,000	263,330
02/22/2029	5.500%	2,655,000	2,426,714
02/22/2029	5.500%	161,000	147,157
01/30/2030	4.500%	2,028,000	1,705,009
09/23/2032	4.875%	1,000,000	808,300
Total			6,890,809
Egypt 0.0%
Egypt Government International Bond(a)
10/06/2025	5.250%	850,000	726,717
03/01/2029	7.600%	300,000	236,328
Total			963,045
France 0.0%
Dexia Credit Local SA(a)
09/26/2023	3.250%	1,500,000	1,492,694
Guatemala 0.0%
Guatemala Government Bond(a)
10/07/2033	3.700%	1,053,000	854,046
Hong Kong 0.0%
Airport Authority(a)
01/12/2052	3.250%	3,040,000	2,390,306
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hungary 0.0%
Hungary Government International Bond(a)
06/16/2029	5.250%	1,360,000	1,313,587
09/22/2031	2.125%	900,000	658,968
Total			1,972,555
India 0.1%
Export-Import Bank of India(a)
08/05/2026	3.375%	860,000	821,949
02/01/2028	3.875%	1,025,000	974,604
01/13/2031	2.250%	1,630,000	1,325,786
Indian Railway Finance Corp., Ltd.(a)
01/21/2032	3.570%	1,110,000	961,447
Power Finance Corp., Ltd.(a)
12/06/2028	6.150%	546,000	563,498
Total			4,647,284
Indonesia 0.2%
Freeport Indonesia PT(a)
04/14/2032	5.315%	1,045,000	968,916
Indonesia Government International Bond
02/14/2030	2.850%	560,000	513,242
Indonesia Government International Bond(a)
01/17/2038	7.750%	1,000,000	1,228,020
07/18/2047	4.750%	1,000,000	949,211
Lembaga Pembiayaan Ekspor Indonesia(a)
04/06/2024	3.875%	1,450,000	1,437,443
Perusahaan Penerbit SBSN Indonesia III(a)
06/23/2030	2.800%	1,000,000	903,057
PT Hutama Karya Persero(a)
05/11/2030	3.750%	800,000	750,746
PT Pertamina Persero(a)
01/21/2030	3.100%	625,000	562,221
08/25/2030	3.100%	2,174,000	1,946,795
02/09/2031	2.300%	1,200,000	999,424
05/20/2043	5.625%	250,000	239,725
PT Perusahaan Gas Negara Persero Tbk(a)
05/16/2024	5.125%	525,000	527,607
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%	5,000,000	4,840,492
05/21/2028	5.450%	2,000,000	2,036,336
05/21/2028	5.450%	500,000	509,084
01/25/2029	5.375%	200,000	201,265
06/30/2030	3.000%	750,000	638,148
Total			19,251,732
Israel 0.0%
Israel Electric Corp., Ltd.(a)
08/14/2028	4.250%	2,900,000	2,863,834

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	59

Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Italy 0.1%
Republic of Italy Government International Bond
10/17/2029	2.875%	1,700,000	1,459,021
06/15/2033	5.375%	8,270,000	8,309,072
Total			9,768,093
Ivory Coast 0.0%
Ivory Coast Government International Bond(a),(k)
12/31/2032	5.750%	877,723	785,991
Japan 0.0%
Japan Bank for International Cooperation
05/23/2024	2.500%	600,000	587,245
Japan Finance Organization for Municipalities(a)
03/12/2024	3.000%	400,000	395,377
Total			982,622
Kazakhstan 0.1%
Development Bank of Kazakhstan JSC(a)
05/06/2031	2.950%	500,000	388,486
KazMunayGas National Co. JSC(a)
04/24/2025	4.750%	950,000	926,394
04/19/2027	4.750%	1,125,000	1,037,583
04/19/2027	4.750%	300,000	276,689
04/24/2030	5.375%	1,362,000	1,270,375
KazTransGas JSC(a)
09/26/2027	4.375%	200,000	181,528
Total			4,081,055
Malaysia 0.1%
Misc Capital Two Labuan Ltd.(a)
04/06/2027	3.750%	3,700,000	3,479,216
Petronas Capital Ltd.(a)
04/21/2030	3.500%	1,300,000	1,246,677
01/28/2032	2.480%	200,000	174,005
Total			4,899,898
Marshall Islands 0.0%
Nakilat, Inc.(a)
12/31/2033	6.067%	1,070,973	1,138,176
Mexico 0.4%
Comision Federal de Electricidad(a)
05/15/2029	4.688%	3,647,000	3,286,170
Mexico City Airport Trust(a)
10/31/2026	4.250%	1,435,000	1,353,717
07/31/2047	5.500%	2,150,000	1,616,601
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico Government International Bond
01/11/2028	3.750%	1,270,000	1,225,248
04/22/2029	4.500%	1,500,000	1,470,548
05/24/2031	2.659%	2,368,000	1,961,121
05/19/2033	4.875%	3,845,000	3,685,816
08/14/2041	4.280%	350,000	281,653
05/24/2061	3.771%	550,000	367,344
04/19/2071	3.750%	750,000	492,290
Pemex Project Funding Master Trust
06/15/2038	6.625%	50,000	33,434
Petroleos Mexicanos
12/20/2022	1.700%	51,250	49,927
08/04/2026	6.875%	2,000,000	1,874,858
03/13/2027	6.500%	13,777,000	12,171,069
02/12/2028	5.350%	276,000	224,881
01/23/2029	6.500%	625,000	519,641
01/28/2031	5.950%	3,025,000	2,279,116
02/16/2032	6.700%	1,848,000	1,443,640
06/15/2035	6.625%	900,000	646,140
01/23/2045	6.375%	940,000	588,580
01/23/2046	5.625%	300,000	177,781
09/21/2047	6.750%	5,135,000	3,237,061
01/23/2050	7.690%	2,161,000	1,488,311
01/28/2060	6.950%	800,000	502,860
Total			40,977,807
Morocco 0.0%
Morocco Government International Bond(a)
12/15/2027	2.375%	1,300,000	1,121,772
12/15/2050	4.000%	350,000	228,926
OCP SA(a)
06/23/2031	3.750%	350,000	287,446
Total			1,638,144
Netherlands 0.1%
Equate Petrochemical BV(a)
04/28/2028	2.625%	700,000	625,805
Petrobras Global Finance BV
05/23/2026	8.750%	400,000	449,927
01/17/2027	7.375%	3,085,000	3,287,666
Total			4,363,398
Norway 0.0%
Equinor ASA
04/06/2030	3.125%	826,000	765,202
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%	800,000	787,135
10/28/2032	7.375%	1,325,000	1,429,542
Total			2,216,677

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Panama 0.0%
Banco Nacional de Panama(a)
08/11/2030	2.500%	875,000	706,825
08/11/2030	2.500%	600,000	484,680
Panama Government International Bond
03/16/2025	3.750%	200,000	198,048
01/23/2030	3.160%	1,150,000	1,011,758
09/29/2032	2.252%	200,000	155,437
01/19/2033	3.298%	650,000	552,650
Total			3,109,398
Paraguay 0.0%
Paraguay Government International Bond(a)
04/28/2031	4.950%	540,000	520,176
01/29/2033	2.739%	431,000	340,760
Total			860,936
Peru 0.1%
Corporación Financiera de Desarrollo SA(a)
09/28/2027	2.400%	600,000	503,456
Peruvian Government International Bond
08/25/2027	4.125%	512,000	502,438
06/20/2030	2.844%	990,000	860,101
01/23/2031	2.783%	620,000	529,224
12/01/2032	1.862%	825,000	627,987
03/14/2037	6.550%	1,785,000	1,955,587
12/01/2060	2.780%	600,000	375,244
Petroleos del Peru SA(a)
06/19/2032	4.750%	2,100,000	1,675,306
Total			7,029,343
Philippines 0.0%
Philippine Government International Bond
05/05/2030	2.457%	600,000	539,245
06/10/2031	1.648%	870,000	722,518
01/15/2032	6.375%	400,000	456,092
10/23/2034	6.375%	275,000	316,521
Total			2,034,376
Qatar 0.1%
Ooredoo International Finance Ltd.(a)
04/08/2031	2.625%	850,000	760,567
Qatar Energy(a)
07/12/2031	2.250%	500,000	435,967
Qatar Government International Bond(a)
04/23/2028	4.500%	1,106,000	1,150,994
04/16/2030	3.750%	640,000	641,875
04/23/2048	5.103%	1,910,000	2,048,387
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Qatar Petroleum(a)
07/12/2041	3.125%		1,200,000	971,705
Total				6,009,495
Romania 0.0%
Romanian Government International Bond(a)
08/22/2023	4.375%		150,000	150,049
02/14/2031	3.000%		1,600,000	1,270,639
03/27/2032	3.625%		900,000	726,260
12/02/2040	2.625%	EUR	500,000	291,436
Total				2,438,384
Russian Federation 0.0%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%		800,000	400,751
Gazprom PJSC via Gaz Finance PLC(a)
01/27/2029	2.950%		750,000	376,984
02/25/2030	3.250%		3,400,000	1,667,988
Russian Foreign Bond - Eurobond(a),(h),(j),(m),(p)
09/16/2023	0.000%		200,000	104,776
05/27/2026	0.000%		800,000	294,740
06/23/2027	0.000%		1,000,000	369,387
Total				3,214,626
Saudi Arabia 0.0%
SA Global Sukuk Ltd.(a)
06/17/2026	1.602%		400,000	367,460
Saudi Arabian Oil Co.(a)
11/24/2050	3.250%		600,000	448,571
Saudi Government International Bond(a)
10/26/2026	3.250%		1,200,000	1,182,565
03/04/2028	3.625%		400,000	397,048
10/22/2030	3.250%		505,000	486,547
02/02/2061	3.450%		575,000	439,214
Total				3,321,405
Serbia 0.1%
Serbia International Bond(a)
12/01/2030	2.125%		6,640,000	4,799,060
South Africa 0.1%
Eskom Holdings SOC Ltd.(a)
08/06/2023	6.750%		200,000	194,450
02/11/2025	7.125%		950,000	891,290
Republic of South Africa Government International Bond
10/12/2028	4.300%		1,275,000	1,128,783
09/30/2029	4.850%		3,925,000	3,472,118
South Africa Government International Bond
01/17/2024	4.665%		1,100,000	1,091,817
Total				6,778,458

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	61

Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
South Korea 0.0%
Korea Development Bank (The)
09/14/2022	3.000%	200,000	199,988
Turkey 0.0%
Turkey Government International Bond
03/23/2023	3.250%	1,080,000	1,061,117
Ukraine 0.0%
Ukraine Government International Bond(a)
09/01/2024	7.750%	2,410,000	692,677
02/01/2026	8.994%	1,000,000	211,671
09/01/2027	7.750%	3,050,000	607,441
11/01/2030	9.750%	3,850,000	815,796
Total			2,327,585
United Arab Emirates 0.0%
Abu Dhabi Government International Bond(a)
09/30/2029	2.500%	1,129,000	1,048,541
DP World Crescent Ltd.(a)
09/26/2028	4.848%	740,000	751,296
07/18/2029	3.875%	600,000	579,198
DP World Ltd.(a)
07/02/2037	6.850%	300,000	332,093
Total			2,711,128
United Kingdom 0.0%
Gazprom PJSC via Gaz Finance PLC(a),(k)
12/31/2049	4.599%	2,425,000	861,003
United States 0.1%
Antares Holdings LP(a)
01/15/2027	2.750%	746,000	614,143
07/15/2027	3.750%	4,605,000	3,818,626
BOC Aviation USA Corp.(a)
04/29/2024	1.625%	2,015,000	1,919,757
Citgo Holding, Inc.(a)
08/01/2024	9.250%	25,000	24,901
DAE Funding LLC(a)
08/01/2024	1.550%	1,910,000	1,785,977
Total			8,163,404
Uruguay 0.0%
Uruguay Government International Bond
01/23/2031	4.375%	615,000	628,112
04/20/2055	4.975%	1,000,000	1,005,600
Total			1,633,712
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Islands 0.0%
1MDB Global Investments Ltd(a)
03/09/2023	4.400%	2,800,000	2,679,337
Sinopec Group Overseas Development Ltd.(a)
04/28/2025	3.250%	400,000	391,770
04/28/2025	3.250%	300,000	293,828
Total			3,364,935
Total Foreign Government Obligations (Cost $229,216,513)			192,467,383

Inflation-Indexed Bonds 0.0%

United States 0.0%
U.S. Treasury Inflation-Indexed Bond
02/15/2052	0.125%	5,091,169	3,991,241
Total Inflation-Indexed Bonds (Cost $4,152,717)			3,991,241

Municipal Bonds 0.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
University of California
Refunding Revenue Bonds
Taxable General
Series 2017AX
07/01/2025	3.063%	5,700,000	5,594,595
University of Michigan
Revenue Bonds
Taxable
Series 2022A
04/01/2052	3.504%	2,840,000	2,451,952
04/01/2122	4.454%	4,020,000	3,597,932
University of Virginia
Refunding Revenue Bonds
Taxable
Series 2021B
11/01/2051	2.584%	2,020,000	1,433,776
Revenue Bonds
Taxable
Series 2017C
09/01/2117	4.179%	725,000	652,402
Total			13,730,657
Hospital 0.1%
California Health Facilities Financing Authority
Refunding Revenue Bonds
Cedars-Sinai Health System
Series 2021
08/15/2051	3.000%	1,785,000	1,368,945

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	5,650,000	4,159,135
Total			5,528,080
Local General Obligation 0.1%
City of New York
Unlimited General Obligation Bonds
Series 2010 (BAM)
03/01/2036	5.968%	3,100,000	3,506,825
Unlimited General Obligation Refunding Bonds
Series 2021D
08/01/2030	1.823%	515,000	428,195
Los Angeles Unified School District
Unlimited General Obligation Bonds
Taxable Build America Bonds
Series 2009
07/01/2034	5.750%	2,685,000	2,927,008
Total			6,862,028
Sales Tax 0.0%
Puerto Rico Sales Tax Financing Corp.(q)
Revenue Bonds
Series 2019A1
07/01/2058	5.000%	2,740,000	2,651,243
Special Non Property Tax 0.1%
New York City Transitional Finance Authority
Refunding Revenue Bonds
Future Tax Secured
Subordinated Series 2020B-3
08/01/2035	2.000%	3,000,000	2,245,708
Revenue Bonds
Future Tax Secured
Subordinated Series 2020D-3
11/01/2032	2.400%	1,045,000	862,955
New York State Dormitory Authority
Refunding Revenue Bonds
Taxable
Series 2020F
02/15/2032	2.957%	1,250,000	1,118,527
State of Illinois
Revenue Bonds
Taxable Sales Tax
Series 2013
06/15/2028	3.350%	2,500,000	2,310,383
Total			6,537,573
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Transportation 0.0%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Green Bonds
Series 2020C-2
11/15/2049	5.175%	810,000	804,727
Turnpike / Bridge / Toll Road 0.0%
Bay Area Toll Authority
Revenue Bonds
Series 2009 (BAM)
04/01/2049	6.263%	1,920,000	2,349,090
Pennsylvania Turnpike Commission
Revenue Bonds
Build America Bonds
Series 2009
12/01/2039	6.105%	1,620,000	1,851,925
Texas Private Activity Bond Surface Transportation Corp.
Revenue Bonds
Taxable North Tarrant Express Managed Lanes Project
Series 2019
12/31/2049	3.922%	875,000	737,132
Total			4,938,147
Water & Sewer 0.0%
City of San Francisco Public Utilities Commission Water
Refunding Revenue Bonds
Taxable Green Bonds
11/01/2041	2.825%	2,515,000	1,978,858
Total Municipal Bonds (Cost $49,221,366)			43,031,313

Residential Mortgage-Backed Securities - Agency 23.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae REMICS
CMO Series 2011-84 Class Z
09/25/2041	5.250%	1,112,727	1,136,293
Federal Home Loan Mortgage Corp.
08/01/2024- 02/01/2025	8.000%	3,931	3,999
10/01/2028- 07/01/2032	7.000%	110,262	116,014
03/01/2031- 03/01/2052	3.000%	61,800,370	57,813,468
10/01/2031- 07/01/2037	6.000%	406,552	438,407
04/01/2033- 09/01/2039	5.500%	677,983	714,781
05/01/2033- 03/01/2052	3.500%	59,939,995	58,224,523

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	63

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/2039- 08/01/2048	5.000%	799,749	824,664
09/01/2040- 04/01/2049	4.000%	14,205,476	14,165,070
09/01/2040- 06/01/2052	4.500%	8,517,742	8,539,330
06/01/2050- 04/01/2052	2.500%	162,300,030	145,444,516
05/01/2051- 04/01/2052	2.000%	47,267,290	40,834,694
CMO Series 2060 Class Z
05/15/2028	6.500%	68,739	72,144
CMO Series 2310 Class Z
04/15/2031	6.000%	58,235	61,461
CMO Series 2725 Class TA
12/15/2033	4.500%	1,525,000	1,556,681
CMO Series 2882 Class ZC
11/15/2034	6.000%	2,921,476	3,005,889
CMO Series 2953 Class LZ
03/15/2035	6.000%	2,788,148	2,979,903
CMO Series 3028 Class ZE
09/15/2035	5.500%	144,216	134,491
CMO Series 3032 Class PZ
09/15/2035	5.800%	345,965	392,291
CMO Series 3071 Class ZP
11/15/2035	5.500%	7,571,582	8,197,601
CMO Series 3121 Class EZ
03/15/2036	6.000%	96,339	102,447
CMO Series 3181 Class AZ
07/15/2036	6.500%	39,507	42,908
CMO Series 353 Class 300
12/15/2046	3.000%	6,335,220	5,970,561
CMO Series 3740 Class BA
10/15/2040	4.000%	1,262,058	1,250,587
CMO Series 3747 Class HY
10/15/2040	4.500%	2,991,000	3,002,504
CMO Series 3753 Class KZ
11/15/2040	4.500%	6,180,726	6,304,285
CMO Series 3769 Class ZC
12/15/2040	4.500%	3,059,190	3,120,704
CMO Series 3841 Class JZ
04/15/2041	5.000%	264,010	275,232
CMO Series 3888 Class ZG
07/15/2041	4.000%	596,577	585,142
CMO Series 3926 Class NY
09/15/2041	4.000%	503,538	498,933
CMO Series 3928 Class MB
09/15/2041	4.500%	1,060,822	1,068,732
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3934 Class CB
10/15/2041	4.000%	2,922,191	2,894,805
CMO Series 3982 Class TZ
01/15/2042	4.000%	1,076,904	1,060,644
CMO Series 4027 Class AB
12/15/2040	4.000%	1,356,037	1,362,817
CMO Series 4057 Class ZB
06/15/2042	3.500%	6,652,657	6,465,489
CMO Series 4057 Class ZL
06/15/2042	3.500%	7,576,002	7,174,241
CMO Series 4077 Class KM
11/15/2041	3.500%	43,900	43,563
CMO Series 4091 Class KB
08/15/2042	3.000%	6,500,000	6,015,753
CMO Series 4182 Class QN
02/15/2033	3.000%	106,910	105,527
CMO Series 4361 Class VB
02/15/2038	3.000%	4,575,214	4,535,016
CMO Series 4421 Class PB
12/15/2044	4.000%	5,941,237	5,867,388
CMO Series 4440 Class ZX
01/15/2045	4.000%	11,939,336	12,059,358
CMO Series 4463 Class ZA
04/15/2045	4.000%	5,212,694	5,176,229
CMO Series 4495 Class PA
09/15/2043	3.500%	155,546	154,282
CMO Series 4682 Class HZ
04/15/2047	3.500%	3,494,067	3,382,274
CMO Series 4771 Class HZ
03/15/2048	3.500%	9,362,499	8,887,012
CMO Series 4774 Class KA
12/15/2045	4.500%	382,521	378,369
CMO Series 4787 Class PY
05/15/2048	4.000%	1,220,086	1,204,167
CMO Series 4793 Class CD
06/15/2048	3.000%	897,129	843,674
CMO Series 4839 Class A
04/15/2051	4.000%	2,699,659	2,745,101
CMO Series 4941 Class CZ
11/25/2049	3.000%	1,083,172	982,994
Federal Home Loan Mortgage Corp.(b),(e)
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/15/2043	3.709%	14,718,366	1,472,290

The accompanying Notes to Financial Statements are an integral part of this statement.
64	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-4258 Class SJ
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 10/15/2043	4.259%	3,431,898	583,361
CMO Series 2014-4313 Class MS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	3.759%	5,237,019	525,897
CMO Series 3404 Class AS
-1.0 x 1-month USD LIBOR + 5.895% Cap 5.895% 01/15/2038	3.504%	1,723,253	173,627
CMO Series 3578 Class DI
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 04/15/2036	4.259%	2,638,690	233,024
CMO Series 3892 Class SC
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2041	3.559%	4,180,151	379,693
CMO Series 3997 Class SK
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 11/15/2041	4.209%	9,165,159	613,810
CMO Series 4087 Class SC
-1.0 x 1-month USD LIBOR + 5.550% Cap 5.550% 07/15/2042	3.159%	4,931,425	384,819
CMO Series 4281 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2043	3.709%	8,080,435	703,549
CMO Series 4635 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2046	3.709%	12,807,101	1,107,972
CMO Series 4910 Class SG
1-month LIBID + 6.050% Cap 6.050% 09/25/2049	3.606%	17,278,265	2,532,995
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(r)
03/01/2051- 01/01/2052	2.500%	26,177,081	23,466,258
06/01/2052	5.000%	5,767,578	5,839,285
Federal Home Loan Mortgage Corp.(b)
CMO Series 1486 Class FA
1-month USD LIBOR + 1.300% Floor 1.300%, Cap 10.000% 04/15/2023	3.691%	12,927	12,952
CMO Series 2380 Class F
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 8.500% 11/15/2031	2.841%	101,325	101,544
CMO Series 2557 Class FG
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 8.000% 01/15/2033	2.791%	267,051	267,357
CMO Series 2962 Class PF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 7.000% 03/15/2035	2.641%	100,378	100,225
CMO Series 2981 Class FU
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 8.000% 05/15/2030	2.591%	262,779	260,688
CMO Series 3065 Class EB
-3.0 x 1-month USD LIBOR + 19.890% Cap 19.890% 11/15/2035	12.717%	356,438	386,237
CMO Series 3081 Class GC
-3.7 x 1-month USD LIBOR + 23.833% Cap 23.833% 12/15/2035	15.066%	605,704	697,568
CMO Series 3085 Class FV
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 8.000% 08/15/2035	3.091%	505,871	510,795
CMO Series 3564 Class FC
1-month USD LIBOR + 1.250% Floor 1.250%, Cap 6.500% 01/15/2037	3.814%	254,227	257,986
CMO Series 3680 Class FA
1-month USD LIBOR + 1.000% Floor 1.000%, Cap 6.000% 06/15/2040	3.391%	570,455	577,444
CMO Series 3852 Class QN
-3.6 x 1-month USD LIBOR + 27.211% Cap 5.500% 05/15/2041	5.500%	22,033	21,639

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	65

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 9,999.000% 07/15/2037	2.964%	172,251	171,004
CMO Series 5115 Class FD
30-day Average SOFR + 0.250% Floor 0.250%, Cap 4.000% 08/15/2043	2.133%	7,615,769	7,282,427
Federal Home Loan Mortgage Corp.(e)
CMO Series 303 Class C30
12/15/2042	4.500%	7,673,055	1,303,072
CMO Series 364 Class C15
12/15/2046	3.500%	4,687,404	864,991
CMO Series 4146 Class IA
12/15/2032	3.500%	5,658,064	652,059
CMO Series 4186 Class IB
03/15/2033	3.000%	5,690,761	574,093
CMO Series 4627 Class PI
05/15/2044	3.500%	2,006,653	105,887
CMO Series 4698 Class BI
07/15/2047	5.000%	13,257,456	2,414,880
CMO Series 5048 Class HI
01/15/2042	4.500%	3,412,651	581,591
CMO Series 5078 Class NI
06/15/2042	4.000%	2,740,000	608,659
Federal Home Loan Mortgage Corp.(d),(e)
CMO Series 351 Class 213
02/15/2046	4.336%	316,678	59,631
CMO Series 364 Class 141
12/15/2046	2.772%	358,159	52,461
CMO Series 364 Class 151
12/15/2046	3.373%	360,785	59,066
CMO Series 364 Class 158
12/15/2046	3.880%	199,655	36,305
CMO Series 364 Class 167
12/15/2046	2.533%	335,718	43,012
CMO Series 364 Class C23
12/15/2046	2.939%	4,499,046	658,546
CMO Series 364 Class C24
12/15/2046	3.459%	2,561,823	435,386
CMO Series 364 Class C25
12/15/2046	4.093%	801,045	155,922
CMO Series 368 Class C15
01/25/2048	3.252%	5,209,619	669,011
CMO Series 3833 Class LI
10/15/2040	0.633%	6,622,231	293,440
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 5094 Class IO
12/15/2048	1.579%	14,080,893	1,168,925
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d),(e)
CMO Series K051 Class X1
09/25/2025	0.644%	17,093,014	222,207
CMO Series K058 Class X1
08/25/2026	1.045%	2,372,993	71,412
CMO Series KW02 Class X1
12/25/2026	0.426%	10,660,140	68,790
Federal Home Loan Mortgage Corp. REMICS(b),(e)
CMO Series 204236 Class IS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/15/2043	3.609%	12,230,269	1,362,309
Federal Home Loan Mortgage Corp. REMICS
CMO Series 3843 Class JZ
04/15/2041	5.100%	981,859	1,033,055
CMO Series 4372 Class Z
08/15/2044	3.000%	2,872,163	2,658,994
CMO Series 4402 Class YB
10/15/2044	3.000%	2,789,562	2,652,784
CMO Series 4612 Class HZ
08/15/2046	2.500%	6,958,905	6,032,593
CMO Series 4753 Class VZ
12/15/2047	3.000%	1,147,205	988,943
CMO Series 4755 Class Z
02/15/2048	3.000%	1,147,198	1,057,959
Federal Home Loan Mortgage Corp. REMICS(e)
CMO Series 4257 Class IK
12/15/2042	4.000%	4,286,326	765,588
CMO Series 5058 Class NI
06/25/2050	3.000%	17,088,886	3,095,021
CMO Series 5079 Class DI
02/25/2051	6.500%	12,681,291	2,745,867
CMO Series 5088 Class IB
03/25/2051	2.500%	26,110,679	3,760,087
CMO Series 5095 Class AI
04/25/2051	3.500%	25,471,691	4,383,915
CMO Series 5113 Class MI
06/25/2051	3.500%	19,613,026	3,737,519
CMO Series 5115 Class GI
09/25/2050	3.000%	11,735,991	2,233,307
CMO Series 5153 Class JI
10/25/2051	3.500%	9,838,620	1,693,898
CMO Series 5217 Class PI
04/25/2052	3.500%	6,470,235	864,557

The accompanying Notes to Financial Statements are an integral part of this statement.
66	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. REMICS(d),(e)
CMO Series 5065 Class EI
11/25/2044	5.434%	1,666,226	388,010
Federal National Mortgage Association
06/01/2024	9.000%	14	14
02/01/2025- 08/01/2027	8.000%	10,516	10,827
03/01/2026- 07/01/2038	7.000%	359,720	385,423
04/01/2027- 06/01/2032	7.500%	26,900	28,011
05/01/2029- 10/01/2040	6.000%	1,257,693	1,351,700
08/01/2029- 05/01/2052	3.000%	96,414,374	90,178,882
01/01/2031- 05/01/2052	2.500%	107,470,298	96,619,634
03/01/2033- 04/01/2041	5.500%	638,888	673,269
10/01/2033- 02/01/2052	3.500%	63,067,984	61,287,703
07/01/2039- 10/01/2041	5.000%	2,082,127	2,169,157
08/01/2040- 04/01/2052	2.000%	175,155,947	152,003,416
10/01/2040- 06/01/2056	4.500%	6,466,339	6,584,755
02/01/2041- 05/01/2052	4.000%	62,976,259	62,372,836
CMO Series 2003-22 Class Z
04/25/2033	6.000%	96,810	102,423
CMO Series 2003-33 Class PT
05/25/2033	4.500%	4,838	4,903
CMO Series 2007-50 Class DZ
06/25/2037	5.500%	486,605	506,866
CMO Series 2010-139 Class HA
11/25/2040	4.000%	1,562,815	1,558,104
CMO Series 2010-37 Class A1
05/25/2035	5.410%	165,963	166,061
CMO Series 2011-18 Class ZK
03/25/2041	4.000%	3,441,033	3,373,360
CMO Series 2011-53 Class WT
06/25/2041	4.500%	326,385	330,994
CMO Series 2011-87 Class GB
09/25/2041	4.500%	7,000,000	7,179,981
CMO Series 2012-121 Class GZ
11/25/2042	3.500%	11,589,629	11,363,411
CMO Series 2012-68 Class ZA
07/25/2042	3.500%	8,779,261	8,582,767
CMO Series 2012-94
09/25/2042	3.500%	10,563,891	10,209,663
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-106 Class LA
08/25/2041	4.000%	1,786,519	1,801,509
CMO Series 2013-16 Class GD
03/25/2033	3.000%	1,391,591	1,368,297
CMO Series 2013-66 Class AP
05/25/2043	6.000%	146,305	149,043
CMO Series 2016-9 Class A
09/25/2043	3.000%	15,068	15,019
CMO Series 2018-38 Class PA
06/25/2047	3.500%	566,856	554,787
CMO Series 2018-55 Class PA
01/25/2047	3.500%	1,649,268	1,652,741
CMO Series 2018-64 Class ET
09/25/2048	3.000%	3,025,230	2,868,132
CMO Series 2018-94D Class KD
12/25/2048	3.500%	817,150	793,459
CMO Series 2019-9 Class DZ
03/25/2049	4.000%	3,887,243	3,833,103
CMO Series 98-17 Class Z
04/18/2028	6.500%	50,241	51,131
Federal National Mortgage Association(r)
12/01/2050- 12/01/2051	2.000%	12,927,059	11,195,495
06/01/2052	4.500%	1,009,019	1,005,847
07/01/2052	5.000%	10,508,503	10,635,341
08/01/2052	5.500%	1,870,294	1,918,081
Federal National Mortgage Association(b)
CMO Series 2002-59 Class HF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 8.000% 08/17/2032	2.730%	44,535	44,501
CMO Series 2004-93 Class FC
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 8.000% 12/25/2034	2.644%	357,373	354,892
CMO Series 2006-71 Class SH
-2.6 x 1-month USD LIBOR + 15.738% Cap 15.738% 05/25/2035	9.328%	150,099	147,702
CMO Series 2007-90 Class F
1-month USD LIBOR + 0.490% Floor 0.490%, Cap 7.000% 09/25/2037	2.934%	138,976	139,003
CMO Series 2007-W7 Class 1A4
-6.0 x 1-month USD LIBOR + 39.180% Cap 39.180% 07/25/2037	24.518%	49,917	65,790

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	67

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2008-15 Class AS
-5.0 x 1-month USD LIBOR + 33.000% Cap 33.000% 08/25/2036	20.782%	277,310	365,532
CMO Series 2010-142 Class HS
-2.0 x 1-month USD LIBOR + 10.000% Cap 10.000% 12/25/2040	4.872%	470,694	346,654
CMO Series 2010-150 Class FL
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 7.000% 10/25/2040	2.994%	109,399	109,624
CMO Series 2012-1 Class FA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 6.500% 02/25/2042	2.944%	885,828	888,349
CMO Series 2012-115 Class MT
-3.0 x 1-month USD LIBOR + 13.500% Cap 4.500% 10/25/2042	4.500%	322,530	243,242
CMO Series 2016-32 Class GT
-4.5 x 1-month USD LIBOR + 18.000% Cap 4.500% 01/25/2043	4.500%	32,299	23,910
Federal National Mortgage Association(b),(e)
CMO Series 2004-29 Class PS
-1.0 x 1-month USD LIBOR + 7.600% Cap 7.600% 05/25/2034	5.156%	1,193,137	165,518
CMO Series 2006-43 Class SJ
-1.0 x 1-month USD LIBOR + 6.590% Cap 6.590% 06/25/2036	4.146%	862,386	99,256
CMO Series 2009-100 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 12/25/2039	3.756%	2,667,934	349,951
CMO Series 2009-87 Class NS
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 11/25/2039	3.806%	4,534,344	407,516
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-131 Class SA
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 11/25/2040	4.156%	3,735,579	466,495
CMO Series 2010-21 Class SA
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 03/25/2040	3.806%	6,693,542	652,551
CMO Series 2010-57 Class SA
-1.0 x 1-month USD LIBOR + 6.450% Cap 6.450% 06/25/2040	4.006%	1,629,553	182,941
CMO Series 2011-131 Class ST
-1.0 x 1-month USD LIBOR + 6.540% Cap 6.540% 12/25/2041	4.096%	20,478,497	2,835,983
CMO Series 2011-47 Class GS
-1.0 x 1-month USD LIBOR + 5.930% Cap 5.930% 06/25/2041	3.486%	5,532,864	512,983
CMO Series 2012-17 Class MS
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2027	4.256%	1,953,455	60,621
CMO Series 2013-10 Class SJ
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 02/25/2043	3.706%	4,496,953	484,927
CMO Series 2013-19 Class KS
-1.0 x 3-month USD LIBOR + 6.200% Cap 6.200% 10/25/2041	3.756%	4,722,994	379,287
CMO Series 2013-34 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/25/2043	3.706%	12,513,333	2,168,271
CMO Series 2014-40 Class HS
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 07/25/2044	4.256%	3,339,973	592,104

The accompanying Notes to Financial Statements are an integral part of this statement.
68	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-52 Class SL
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2044	3.656%	5,758,836	744,073
CMO Series 2015-81 Class SD
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 01/25/2037	4.256%	4,141,141	430,097
CMO Series 2016-19 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2046	3.656%	5,217,510	492,537
CMO Series 2016-32 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 10/25/2034	3.656%	2,390,316	219,065
CMO Series 2016-60 Class QS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2046	3.656%	7,095,466	731,626
CMO Series 2016-60 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2046	3.656%	22,925,264	2,152,916
CMO Series 2016-60 Class SE
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/25/2046	3.806%	6,702,654	587,110
CMO Series 2016-82 Class SG
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/25/2046	3.656%	9,493,427	824,253
CMO Series 2016-88 Class BS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/25/2046	3.656%	6,826,639	742,900
CMO Series 2016-93 Class SL
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2046	4.206%	4,382,515	409,130
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-26 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/25/2047	3.706%	6,563,183	549,463
CMO Series 2017-57 Class SD
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 08/25/2047	1.506%	6,662,570	262,556
CMO Series 2018-43 Class SE
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/25/2038	3.806%	4,928,720	523,183
CMO Series 2018-61 Class SA
1-month USD LIBOR + 6.200% Cap 6.200% 08/25/2048	3.756%	3,482,863	360,089
CMO Series 2019-35 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2049	3.706%	14,954,851	1,362,815
CMO Series 2019-39 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 08/25/2049	3.656%	12,671,164	1,169,205
Federal National Mortgage Association(e)
CMO Series 2013-16 Class MI
03/25/2043	4.000%	4,407,745	528,941
CMO Series 2013-23 Class AI
03/25/2043	5.000%	5,120,977	929,298
CMO Series 2013-35 Class IB
04/25/2033	3.000%	6,989,861	732,004
CMO Series 2013-41 Class HI
02/25/2033	3.000%	7,945,105	591,697
CMO Series 2015-54 Class GI
07/25/2045	5.500%	21,292,919	3,837,991
CMO Series 2020-42 Class AI
06/25/2050	2.500%	20,644,511	2,399,957
CMO Series 2020-72 Class LI
12/25/2040	5.000%	6,000,000	1,306,742
CMO Series 2021-33 Class AI
05/25/2047	2.500%	36,977,679	4,650,709
CMO Series 385 Class 8
12/25/2037	5.500%	2,157,068	451,015
CMO Series 426 Class C58
03/25/2052	3.000%	42,699,363	6,810,822

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	69

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(d),(e)
CMO Series 2021-24 Class IO
03/25/2059	1.181%	8,315,953	591,932
Federal National Mortgage Association REMICS
CMO Series 2012-105 Class Z
10/25/2042	3.500%	2,828,440	2,736,211
CMO Series 2013-18 Class ZA
03/25/2043	3.000%	3,955,335	3,748,900
CMO Series 2013-70 Class JZ
07/25/2043	3.000%	13,029,182	11,940,024
CMO Series 2018-11 Class BX
12/25/2047	4.000%	10,042,105	9,899,822
CMO Series 2019-70 Class CB
12/25/2049	3.500%	3,037,376	2,917,093
Federal National Mortgage Association REMICS(b),(e)
CMO Series 2017-14 Class DS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/25/2047	3.606%	9,944,068	1,243,728
CMO Series 3908 Class XS
-1.0 x 1-month USD LIBOR + 6.450% Cap 6.450% 06/15/2039	4.059%	10,243,923	1,270,084
Federal National Mortgage Association REMICS(e)
CMO Series 2022-5 Class LI
02/25/2052	3.000%	32,593,106	4,334,945
Government National Mortgage Association
05/15/2040- 10/20/2048	5.000%	2,639,913	2,725,037
05/20/2041- 08/20/2048	4.500%	3,971,839	4,025,573
02/15/2042- 10/20/2048	4.000%	6,112,025	6,103,173
03/20/2046- 07/20/2049	3.500%	13,328,842	13,024,281
12/20/2046- 11/20/2051	3.000%	37,822,425	35,756,872
08/20/2051- 04/20/2052	2.500%	25,064,811	22,961,300
CMO Series 2005-45 Class ZA
06/16/2035	6.000%	1,536,637	1,727,369
CMO Series 2009-104 Class YD
11/20/2039	5.000%	1,495,281	1,530,130
CMO Series 2009-55 Class LX
07/20/2039	5.000%	1,853,533	1,895,330
CMO Series 2009-67 Class DB
08/20/2039	5.000%	2,055,516	2,113,595
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-108 Class WL
04/16/2040	4.000%	2,051,286	2,070,083
CMO Series 2010-120 Class AY
09/20/2040	4.000%	1,866,550	1,877,027
CMO Series 2010-135 Class PE
10/16/2040	4.000%	3,936,533	3,977,444
CMO Series 2014-3 Class EP
02/16/2043	2.750%	6,068,825	5,864,927
CMO Series 2016-111 Class PB
08/20/2046	2.500%	1,097,000	883,611
CMO Series 2018-1 Class LZ
01/20/2048	3.000%	4,247,979	3,963,700
CMO Series 2018-115 Class DE
08/20/2048	3.500%	1,632,787	1,576,801
CMO Series 2018-147 Class BZ
10/20/2048	3.500%	3,922,284	3,818,721
CMO Series 2018-53 Class AL
11/20/2045	3.500%	733,755	724,711
Government National Mortgage Association(r)
10/20/2051	2.500%	8,260,662	7,561,702
12/20/2051	3.000%	3,104,711	2,921,324
Government National Mortgage Association(b)
1-year CMT + 1.137% 03/20/2066	3.156%	243,066	243,860
1-year CMT + 0.700% 04/20/2066	2.721%	368,358	368,161
CMO Series 2003-60 Class GS
-1.7 x 1-month USD LIBOR + 12.417% Cap 12.417% 05/16/2033	8.439%	37,267	36,641
CMO Series 2006-37 Class AS
-6.0 x 1-month USD LIBOR + 39.660% Cap 39.660% 07/20/2036	25.451%	589,171	803,830
CMO Series 2010-H03 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 10.690% 03/20/2060	2.918%	464,345	462,231
CMO Series 2010-H26 Class LF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 13.898% 08/20/2058	2.138%	194,494	193,762
CMO Series 2011-114 Class KF
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 03/20/2041	2.818%	62,446	62,456

The accompanying Notes to Financial Statements are an integral part of this statement.
70	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-H20 Class BA
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 10.500% 09/20/2062	2.358%	97,323	96,884
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% Floor 0.700% 05/20/2061	2.498%	2,250	2,244
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% Floor 0.650% 05/20/2061	2.448%	2,006	1,998
CMO Series 2012-H25 Class FA
1-month USD LIBOR + 0.700% Floor 0.700% 12/20/2061	2.498%	26,531	26,517
CMO Series 2013-115 Class EF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 6.500% 04/16/2028	2.637%	96,375	96,132
CMO Series 2013-H02 Class FD
1-month USD LIBOR + 0.340% Floor 0.340%, Cap 10.500% 12/20/2062	2.138%	146,906	145,685
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% Floor 0.400% 02/20/2062	2.198%	1,882	1,858
CMO Series 2013-H08 Class BF
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 10.000% 03/20/2063	2.198%	946,568	937,642
CMO Series 2013-H14 Class FD
1-month USD LIBOR + 0.470% Floor 0.470%, Cap 11.000% 06/20/2063	2.268%	708,100	703,304
CMO Series 2013-H17 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 11.000% 07/20/2063	2.348%	212,206	211,370
CMO Series 2013-H18 Class EA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.190% 07/20/2063	2.298%	267,351	266,298
CMO Series 2013-H19 Class FC
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 08/20/2063	2.398%	1,378,399	1,373,866
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-H26 Class FC
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 08/20/2065	2.398%	199,027	198,354
CMO Series 2017-H03 Class FB
1-month USD LIBOR + 0.650% Floor 0.650%, Cap 15.000% 06/20/2066	2.448%	2,564,043	2,555,476
CMO Series 2018-H04 Class FM
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 11.000% 03/20/2068	2.098%	2,299,074	2,274,367
CMO Series 2019-H01 Class FL
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 11.000% 12/20/2068	2.248%	494,370	490,459
CMO Series 2019-H10 Class FM
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 11.000% 05/20/2069	2.198%	1,971,052	1,951,384
CMO Series 2020-H13 Class FM
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 11.000% 08/20/2070	2.198%	2,866,680	2,843,552
CMO Series 2022-H09 Class EF
30-day Average SOFR + 0.450% Floor 0.450%, Cap 11.000% 04/20/2072	2.508%	7,335,618	7,278,822
Government National Mortgage Association(b),(e)
CMO Series 2010-31 Class ES
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 03/20/2040	2.632%	7,571,957	541,031
CMO Series 2011-13 Class S
1-month LIBID + 5.950% Cap 5.950% 01/16/2041	3.563%	5,084,885	454,849
CMO Series 2011-30 Class SB
1-month LIBID + 6.600% Cap 6.600% 02/20/2041	4.232%	2,574,021	298,306
CMO Series 2015-155 Class SA
-1.0 x 1-month USD LIBOR + 5.700% Cap 5.700% 10/20/2045	3.332%	3,204,642	343,636

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	71

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-93 Class CS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2047	3.832%	9,930,063	1,215,643
CMO Series 2019-123 Class SP
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 10/20/2049	3.732%	13,118,788	1,172,181
CMO Series 2019-13 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2049	3.732%	10,588,257	1,241,519
CMO Series 2019-6 Class SJ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2049	3.732%	8,290,251	767,310
CMO Series 2019-86 Class SG
-1.0 x 1-month USD LIBOR + 5.600% Cap 5.600% 07/20/2049	3.232%	4,680,252	433,795
Government National Mortgage Association(d)
CMO Series 2010-H17 Class XQ
07/20/2060	5.211%	4,073	4,026
CMO Series 2017-H04 Class DA
12/20/2066	4.327%	728	724
Series 2003-72 Class Z
11/16/2045	5.303%	345,344	344,148
Government National Mortgage Association(d),(e)
CMO Series 2014-150 Class IO
07/16/2056	0.382%	11,509,274	210,133
CMO Series 2014-H05 Class AI
02/20/2064	1.305%	4,543,145	200,398
CMO Series 2014-H14 Class BI
06/20/2064	1.605%	5,148,347	228,643
CMO Series 2014-H15 Class HI
05/20/2064	1.429%	6,211,424	216,375
CMO Series 2014-H20 Class HI
10/20/2064	1.311%	2,145,467	115,505
CMO Series 2015-163 Class IO
12/16/2057	0.760%	1,890,467	58,905
CMO Series 2015-189 Class IG
01/16/2057	0.736%	8,394,552	260,605
CMO Series 2015-30 Class IO
07/16/2056	0.675%	2,963,524	88,092
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-32 Class IO
09/16/2049	0.611%	4,689,879	105,555
CMO Series 2015-73 Class IO
11/16/2055	0.522%	1,622,611	28,262
CMO Series 2015-9 Class IO
02/16/2049	0.623%	9,535,076	206,364
CMO Series 2015-H22 Class BI
09/20/2065	1.757%	2,076,677	94,141
CMO Series 2016-72 Class IO
12/16/2055	0.775%	6,894,189	211,099
CMO Series 2021-33 Class IO
10/16/2062	0.839%	8,004,135	547,734
CMO Series 2021-40 Class IO
02/16/2063	0.824%	7,067,868	486,226
CMO Series 2021-H03 Class IO
04/20/2070	2.678%	17,360,613	416,655
CMO Series 2021-H08 Class IA
01/20/2068	2.739%	2,046,422	122,148
Government National Mortgage Association(e)
CMO Series 2016-88 Class PI
07/20/2046	4.000%	6,612,488	1,092,148
CMO Series 2017-101 Class AI
07/20/2047	4.000%	4,452,646	623,630
CMO Series 2017-52 Class AI
04/20/2047	6.000%	3,368,526	579,408
CMO Series 2017-68 Class TI
05/20/2047	5.500%	1,371,754	224,313
CMO Series 2019-108 Class MI
07/20/2049	3.500%	8,774,982	1,246,877
CMO Series 2019-99 Class AI
08/16/2049	4.000%	5,428,460	1,203,125
CMO Series 2020-134 Class AI
09/20/2050	3.000%	10,830,925	1,490,080
Government National Mortgage Association TBA(c)
10/21/2051- 09/21/2052	4.000%	12,755,000	12,565,026
09/21/2052	2.500%	35,325,000	32,238,202
09/21/2052	3.000%	2,200,000	2,067,141
09/21/2052	3.500%	42,000,000	40,552,801
09/21/2052	4.500%	5,750,000	5,759,194
Seasoned Credit Risk Transfer Trust
CMO Series 2018-2 Class MV (FHLMC)
11/25/2057	3.500%	4,199,342	4,062,762

The accompanying Notes to Financial Statements are an integral part of this statement.
72	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
09/19/2037- 10/13/2052	2.000%	172,758,000	149,673,954
09/19/2037- 10/13/2052	2.500%	189,823,000	170,267,780
09/19/2037- 10/13/2052	3.000%	125,450,000	116,259,303
10/18/2037- 09/14/2052	4.000%	194,069,000	189,740,631
09/14/2052- 10/13/2052	3.500%	134,575,000	128,449,103
09/14/2052- 10/13/2052	4.500%	281,400,000	279,935,491
Total Residential Mortgage-Backed Securities - Agency (Cost $2,586,022,449)			2,476,066,678

Residential Mortgage-Backed Securities - Non-Agency(n) 4.6%

ACE Securities Corp. Home Equity Loan Trust(b)
CMO Series 2006-OP1 Class A2D
1-month USD LIBOR + 0.480% Floor 0.240% 04/25/2036	2.924%	8,640,354	7,750,857
Ajax Mortgage Loan Trust(a),(d)
CMO Series 2019-F Class A1
07/25/2059	2.860%	5,320,382	5,106,019
Arroyo Mortgage Trust(a)
CMO Series 2022-1 Class A3
12/25/2056	3.650%	1,000,000	850,260
Banc of America Funding Trust
CMO Series 2006-3 Class 4A14
03/25/2036	6.000%	378,977	330,170
CMO Series 2006-3 Class 5A3
03/25/2036	5.500%	396,436	350,411
Banc of America Funding Trust(s)
CMO Series 2006-D Class 3A1
05/20/2036	3.404%	715,607	648,739
Banc of America Funding Trust(b)
CMO Series 2007-C Class 7A1
1-month USD LIBOR + 0.420% Floor 0.420% 05/20/2047	2.788%	1,627,319	1,514,300
Bayview MSR Opportunity Master Fund Trust(a),(d)
Subordinated CMO Series 2021-5 Class B1
11/25/2051	3.490%	982,427	845,060
Subordinated CMO Series 2022-2 Class B3A
12/25/2051	3.414%	1,481,827	1,112,317
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M2
1-month USD LIBOR + 2.700% Floor 2.700% 03/25/2029	5.073%	2,290,000	2,294,312
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-3A Class M1C
30-day Average SOFR + 1.550% Floor 1.550% 09/25/2031	3.733%	2,200,000	2,034,555
CMO Series 2022-1 Class M1C
30-day Average SOFR + 3.700% Floor 3.700% 01/26/2032	5.908%	2,500,000	2,481,951
BRAVO Residential Funding Trust(a),(d)
CMO Series 2021-B Class A1
04/01/2069	2.115%	3,011,840	2,845,982
BVRT Financing Trust(a),(b),(h),(j)
CMO Series 2021-4F Class A
1-month USD LIBOR + 0.000% 09/14/2026	2.050%	4,104,032	4,083,512
Carrington Mortgage Loan Trust(b)
CMO Series 2006-NC3 Class A3
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 12.500% 08/25/2036	2.594%	1,547,050	1,469,487
CMO Series 2006-NC3 Class A4
1-month USD LIBOR + 0.240% Floor 0.240%, Cap 12.500% 08/25/2036	2.684%	9,300,000	7,512,368
Central Park Funding Trust(a),(b)
CMO Series 2021-2 Class PT
1-month USD LIBOR + 3.000% 10/27/2022	3.093%	6,948,228	6,871,181
Chase Mortgage Finance Corp.(a),(d)
Subordinated CMO Series 2019-1 Class B2
03/25/2050	3.913%	941,440	832,105
Subordinated Series 2016-SH1 Class M2
04/25/2045	3.750%	233,080	209,482
CIM Group(a),(d)
CMO Series 2020-R7 Class A1A
12/27/2061	2.250%	7,218,489	6,737,614
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.076% 09/25/2058	3.640%	3,532,028	3,491,566
CIM Trust(a),(d)
CMO Series 2019-J2 Class B1
10/25/2049	3.769%	839,422	812,204
CMO Series 2019-R5 Class M2
09/25/2059	3.250%	1,100,000	1,006,047
CMO Series 2020-R4 Class A1A
06/25/2060	3.300%	6,856,810	6,529,345

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	73

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-R6 Class A1A
12/25/2060	2.250%	4,547,403	4,218,738
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	6,576,558	6,242,572
CMO Series 2021-R3 Class A1A
06/25/2057	1.951%	9,346,015	8,504,069
CMO Series 2022-I1 Class A1
02/25/2067	4.350%	6,585,168	6,455,641
Citicorp Mortgage Securities Trust
CMO Series 2007-8 Class 1A3
09/25/2037	6.000%	243,419	236,634
Citigroup Mortgage Loan Trust(a),(d),(h),(j)
CMO Series 2022-A Class A1
09/25/2062	6.170%	2,400,000	2,399,997
Citigroup Mortgage Loan Trust, Inc.(a),(d)
Subordinated CMO Series 2021-J2 Class B3W
07/25/2051	2.772%	484,007	372,655
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-R01 Class 2M2
1-month USD LIBOR + 2.450% 07/25/2031	4.894%	286,344	287,056
CMO Series 2019-R02 Class 1M2
1-month USD LIBOR + 2.300% 08/25/2031	4.744%	116,705	116,121
CMO Series 2020-R02 Class 2M2
1-month USD LIBOR + 2.000% 01/25/2040	4.444%	327,566	323,669
CMO Series 2020-SBT1 Class 1M2
1-month USD LIBOR + 3.650% 02/25/2040	6.094%	1,500,000	1,513,097
CMO Series 2020-SBT1 Class 2M2
1-month USD LIBOR + 3.650% 02/25/2040	6.094%	3,500,000	3,543,155
CMO Series 2022-R07 Class 1M2
30-day Average SOFR + 4.650% 06/25/2042	6.833%	2,700,000	2,816,574
Subordinated CMO Series 2019-R05 Class 1B1
1-month USD LIBOR + 4.100% 07/25/2039	6.544%	1,784,936	1,797,614
Subordinated CMO Series 2020-R02 Class 2B1
1-month USD LIBOR + 3.000% 01/25/2040	5.444%	2,500,000	2,335,450
Subordinated CMO Series 2022-R04 Class 1B1
30-day Average SOFR + 5.250% 03/25/2042	7.433%	750,000	745,937
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Countrywide Home Loan Mortgage Pass-Through Trust(d)
CMO Series 2007-HY5 Class 1A1
09/25/2047	3.859%	309,910	256,610
Credit Suisse Mortgage Capital Trust(a),(d)
CMO Series 2021-RP11 Class PT
10/25/2061	3.759%	8,233,285	6,915,254
Credit Suisse Mortgage Trust(a),(d)
CMO Series 2022-ATH2 Class A1
05/25/2067	4.570%	7,125,487	7,012,700
CMO Series 2022-ATH3 Class A3
08/25/2067	6.392%	1,764,494	1,764,350
CMO Series 2022-JR1 Class A1
10/25/2066	4.267%	6,355,639	6,136,001
Credit-Based Asset Servicing & Securitization LLC(d)
CMO Series 2007-CB1 Class AF3
01/25/2037	5.737%	3,513,221	1,222,341
CSMC Trust(a),(d)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	5,762,186	5,564,308
CMO Series 2020-RPL2 Class A12
02/25/2060	3.436%	3,740,022	3,586,071
CMO Series 2020-RPL6 Class A1
03/25/2059	2.688%	2,774,997	2,755,403
CSMCM Trust(a)
CMO Series 2021-RP11 Class CERT
10/27/2061	3.778%	342,918	290,604
CSMCM Trust Certificates(a),(d),(h),(j)
CMO Series 2018-RPL4 Class CERT
07/25/2050	3.735%	1,623,762	1,526,900
Deephaven Residential Mortgage Trust(a),(d)
CMO Series 2021-4 Class M1
11/25/2066	3.257%	2,000,000	1,513,568
CMO Series 2022-2 Class A3
03/25/2067	4.300%	1,981,859	1,909,877
Domino’s Pizza Master Issuer LLC(a)
CMO Series 2015-1A Class A2II
10/25/2045	4.474%	1,885,000	1,830,128
Downey Savings & Loan Association Mortgage Loan Trust(b)
CMO Series 2005-AR6 Class 2A1A
1-month USD LIBOR + 0.580% Floor 0.290%, Cap 11.000% 10/19/2045	2.946%	1,152,804	995,711
CMO Series 2006-AR2 Class 2A1A
1-month USD LIBOR + 0.200% Floor 0.200% 10/19/2036	2.566%	1,904,361	1,367,663

The accompanying Notes to Financial Statements are an integral part of this statement.
74	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	4.244%	493,283	491,594
CMO Series 2021-2 Class M1C
30-day Average SOFR + 3.450% Floor 3.450% 04/25/2034	4.964%	1,500,000	1,489,227
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 2015-C02 Class 1M2
1-month USD LIBOR + 4.000% Floor 4.000% 05/25/2025	6.444%	812,435	830,091
CMO Series 2015-C03 Class 1M2
1-month USD LIBOR + 5.000% Floor 5.000% 07/25/2025	7.444%	151,077	155,906
CMO Series 2015-C04 Class 1M2
1-month USD LIBOR + 5.700% 04/25/2028	8.144%	1,309,689	1,375,413
CMO Series 2015-C04 Class 2M2
1-month USD LIBOR + 5.550% 04/25/2028	7.994%	1,262,641	1,303,677
CMO Series 2017-C04 Class 2M2
1-month USD LIBOR + 2.850% 11/25/2029	5.294%	2,646,796	2,711,768
CMO Series 2017-C07 Class 2M2
1-month USD LIBOR + 2.500% 05/25/2030	4.944%	1,877,413	1,908,953
CMO Series 2018-C06 Class 1M2
1-month USD LIBOR + 2.000% Floor 2.000% 03/25/2031	4.444%	2,964,913	2,974,565
CMO Series 2018-C06 Class 2M2
1-month USD LIBOR + 2.100% Floor 2.100% 03/25/2031	4.544%	1,788,187	1,791,591
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2022-HQA2 Class M2
30-day Average SOFR + 6.000% 07/25/2042	8.183%	2,000,000	2,043,400
First Franklin Mortgage Loan Trust(b)
CMO Series 2006-FF18 Class A2D
1-month USD LIBOR + 0.210% Floor 0.210% 12/25/2037	2.654%	1,324,832	1,213,018
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-FF2 Class A2B
1-month USD LIBOR + 0.100% Floor 0.100% 03/25/2037	2.544%	3,425,344	1,771,367
First Horizon Mortgage Pass-Through Trust(d)
CMO Series 2007-AR1 Class 1A1
05/25/2037	2.846%	198,634	89,002
Flagstar Mortgage Trust(a),(d)
Subordinated CMO Series 2018-5 Class B3
09/25/2048	4.536%	919,059	859,568
Subordinated CMO Series 2019-2 Class B1
12/25/2049	4.042%	882,464	837,093
Subordinated CMO Series 2019-2 Class B2
12/25/2049	4.042%	943,812	839,909
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA2 Class M2
1-month USD LIBOR + 1.850% 02/25/2050	4.294%	1,424,891	1,423,239
CMO Series 2020-HQA1 Class M2
1-month USD LIBOR + 1.900% 01/25/2050	4.344%	57,377	57,315
CMO Series 2020-HQA2 Class M2
1-month USD LIBOR + 3.100% 03/25/2050	5.544%	1,584,379	1,615,793
CMO Series 2020-HQA3 Class M2
1-month USD LIBOR + 3.600% 07/25/2050	6.044%	218,972	219,210
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	3.833%	1,338,259	1,330,066
CMO Series 2021-HQA1 Class B1
30-day Average SOFR + 3.000% 08/25/2033	5.183%	6,000,000	5,401,349
CMO Series 2021-HQA1 Class M2
30-day Average SOFR + 2.250% 08/25/2033	4.433%	11,700,000	11,257,395
CMO Series 2021-HQA3 Class M2
30-day Average SOFR + 2.100% 09/25/2041	4.283%	3,810,000	3,482,825
CMO Series 2021-HQA4 Class M2
30-day Average SOFR + 2.350% 12/25/2041	4.533%	3,000,000	2,757,200

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	75

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-DNA1 Class M2
30-day Average SOFR + 2.500% 01/25/2042	4.683%	2,000,000	1,825,348
CMO Series 2022-DNA3 Class M1B
30-day Average SOFR + 2.900% 04/25/2042	4.414%	3,940,000	3,895,973
CMO Series 2022-DNA5 Class M2
30-day Average SOFR + 6.750% 06/25/2042	8.933%	3,000,000	3,169,740
CMO Series 2022-HQA3 Class M2
30-day Average SOFR + 5.350% 08/25/2042	7.158%	2,000,000	1,995,803
Subordinated CMO Series 2021-DNA3 Class B1
30-day Average SOFR + 3.500% 10/25/2033	5.683%	2,025,000	1,902,242
Subordinated CMO Series 2021-DNA6 Class B1
30-day Average SOFR + 3.400% 10/25/2041	3.400%	2,000,000	1,895,825
Subordinated CMO Series 2021-DNA7 Class M2
30-day Average SOFR + 1.800% 11/25/2041	3.314%	860,000	808,399
Subordinated CMO Series 2021-HQA3 Class B1
30-day Average SOFR + 3.350% 09/25/2041	5.533%	1,220,000	1,107,126
Subordinated CMO Series 2021-HQA4 Class B1
30-day Average SOFR + 3.750% 12/25/2041	5.933%	6,000,000	5,476,339
Subordinated CMO Series 2022-DNA1 Class B1
30-day Average SOFR + 3.400% 01/25/2042	5.583%	3,000,000	2,737,683
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	4.783%	5,747,141	5,788,580
CMO Series 2021-DNA2 Class M2
30-day Average SOFR + 2.300% 08/25/2033	4.483%	1,000,000	985,022
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	6.183%	1,805,000	1,804,990
Subordinated CMO Series 2021-DNA7 Class B1
30-day Average SOFR + 3.650% 11/25/2041	5.164%	810,000	768,548
Galton Funding Mortgage Trust(a),(d)
CMO Series 2019-1 Class B1
02/25/2059	4.250%	1,617,989	1,577,548
CMO Series 2019-1 Class B2
02/25/2059	4.500%	908,623	883,526
Subordinated CMO Series 2018-2 Class B2
10/25/2058	4.750%	474,513	440,808
GCAT LLC(a),(d),(h),(j)
CMO Series 2021-1 Class A1
11/25/2049	2.487%	7,035,422	6,596,890
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 02/25/2034	4.414%	1,000,000	973,612
GS Mortgage-Backed Securities Corp. Trust(a),(d)
CMO Series 2019-PJ3 Class A1
03/25/2050	3.500%	23,993	23,379
GS Mortgage-Backed Securities Trust(a),(d)
Subordinated CMO Series 2021-GR3 Class B3
04/25/2052	3.392%	1,013,843	757,711
GSAMP Trust(b)
CMO Series 2004-OPT Class M1
1-month USD LIBOR + 0.870% Floor 0.580% 11/25/2034	3.314%	1,033,197	1,005,617
GSR Mortgage Loan Trust(d)
CMO Series 2006-AR2 Class 2A1
04/25/2036	2.747%	1,003,422	727,795
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200% 11/19/2036	2.566%	5,815,925	4,929,222
HSI Asset Securitization Corp. Trust(b)
CMO Series 2006-OPT1 Class M1
1-month USD LIBOR + 0.540% Floor 0.360% 12/25/2035	2.984%	1,834,290	1,818,426

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Alternative Loan Trust(b)
CMO Series 2007-S1 Class A1
1-month USD LIBOR + 0.560% Floor 0.280%, Cap 11.500% 04/25/2047	3.004%	2,593,133	2,465,072
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2007-CH5 Class A5
1-month USD LIBOR + 0.260% Floor 0.260% 06/25/2037	2.704%	1,017,330	1,013,095
JPMorgan Mortgage Trust
CMO Series 2006-S2 Class 2A2
12/31/2049	5.875%	7,045	28,412
JPMorgan Mortgage Trust(a),(d)
CMO Series 2018-5 Class A13
10/25/2048	3.500%	916,192	836,218
CMO Series 2018-6 Class 1A10
12/25/2048	3.500%	154,258	144,538
CMO Series 2019-1 Class A3
05/25/2049	4.000%	335,603	326,078
CMO Series 2019-2 Class A3
08/25/2049	4.000%	114,914	112,675
CMO Series 2019-5 Class A3
11/25/2049	4.000%	248,440	244,297
CMO Series 2019-8 Class A15
03/25/2050	3.500%	158,949	149,008
CMO Series 2019-9 Class B2A
05/25/2050	3.427%	1,424,239	1,243,881
CMO Series 2019-HYB1 Class B1
10/25/2049	3.718%	957,296	944,751
CMO Series 2019-INV2 Class A3
02/25/2050	3.500%	146,841	140,328
CMO Series 2019-LTV2 Class A18
12/25/2049	4.000%	13,888	13,684
CMO Series 2019-LTV3 Class B3
03/25/2050	4.389%	1,598,337	1,473,559
CMO Series 2020-1 Class A15
06/25/2050	3.500%	469,102	432,157
CMO Series 2020-2 Class A15
07/25/2050	3.500%	309,668	283,401
CMO Series 2020-5 Class A15
12/25/2050	3.000%	225,120	199,461
CMO Series 2020-5 Class B1
12/25/2050	3.598%	955,098	909,737
CMO Series 2021-13 Class A3
04/25/2052	2.500%	10,555,587	9,049,354
Subordinated CMO Series 2017-1 Class B4
01/25/2047	3.450%	423,955	357,396
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2017-3 Class B1
08/25/2047	3.756%	1,288,117	1,212,819
Subordinated CMO Series 2017-6 Class B2
12/25/2048	3.771%	539,897	484,430
Subordinated CMO Series 2018-8 Class B1
01/25/2049	4.065%	1,101,673	1,051,529
Subordinated CMO Series 2018-8 Class B2
01/25/2049	4.065%	918,061	843,899
Subordinated CMO Series 2019-2 Class B2
08/25/2049	4.514%	2,149,543	2,092,185
Subordinated CMO Series 2019-6 Class B1
12/25/2049	4.232%	941,934	909,998
Subordinated CMO Series 2019-8 Class B3A
03/25/2050	3.427%	1,890,879	1,690,710
Subordinated CMO Series 2019-LTV1 Class B2
06/25/2049	4.571%	1,857,574	1,766,445
Subordinated CMO Series 2019-LTV2 Class B2
12/25/2049	4.710%	1,132,091	1,068,723
Subordinated CMO Series 2019-LTV2 Class B3
12/25/2049	4.710%	943,409	903,509
Subordinated CMO Series 2020-8 Class B2
03/25/2051	3.515%	1,906,049	1,603,007
Subordinated CMO Series 2022-LTV2 Class A1
11/25/2052	3.309%	1,597,968	1,237,675
JPMorgan Mortgage Trust(a),(b)
CMO Series 2018-7FRB Class A1
1-month USD LIBOR + 0.750% 04/25/2046	3.194%	692,568	671,389
JPMorgan Trust(a),(d)
Subordinated CMO Series 2015-3 Class B3
05/25/2045	3.586%	480,392	452,128
Legacy Mortgage Asset Trust(a),(d)
CMO Series 2019-PR1 Class A1
09/25/2059	3.858%	7,570,780	7,515,741
CMO Series 2020-GS1 Class A1
10/25/2059	2.882%	3,373,952	3,316,462
CMO Series 2020-GS2 Class A1
03/25/2060	2.750%	12,490,470	12,468,884
CMO Series 2020-SL1 Class A
01/25/2060	2.734%	797,874	773,102
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	1,059,931	987,472
CMO Series 2021-SL1 Class A
09/25/2060	1.991%	1,157,467	1,135,869

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	77

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lehman XS Trust(b)
CMO Series 2005-4 Class 1A3
1-month USD LIBOR + 0.800% Floor 0.800% 10/25/2035	3.244%	42,865	42,797
CMO Series 2005-5N Class 3A1A
1-month USD LIBOR + 0.300% Floor 0.300% 11/25/2035	2.744%	510,017	504,436
CMO Series 2006-2N Class 1A1
1-month USD LIBOR + 0.520% Floor 0.260% 02/25/2046	2.964%	1,166,523	1,053,799
Loan Revolving Advance Investment Trust(a),(b),(h),(j)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	4.721%	10,400,000	10,400,000
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A
1-month USD LIBOR + 0.150% Floor 0.150% 11/25/2036	2.594%	3,811,433	2,718,349
CMO Series 2006-11 Class 2A2
1-month USD LIBOR + 0.100% Floor 0.100% 12/25/2036	2.544%	30,463,487	12,044,066
MASTR Alternative Loan Trust
CMO Series 2004-12 Class 4A1
12/25/2034	5.500%	369,453	358,805
Mello Mortgage Capital Acceptance Trust(a),(d)
Subordinated CMO Series 2021-INV1 Class B3
06/25/2051	2.981%	1,985,958	1,442,554
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-1 Class A2D
1-month USD LIBOR + 0.340% Floor 0.340% 04/25/2037	3.124%	16,666,879	7,194,172
Morgan Stanley Resecuritization Trust(a),(d)
CMO Series 2015-R4 Class 4B1
08/26/2047	3.300%	436,795	434,751
MortgageIT Trust(b)
CMO Series 2005-5 Class A1
1-month USD LIBOR + 0.520% Floor 0.260%, Cap 11.500% 12/25/2035	2.964%	509,241	488,335
MRA Issuance Trust(a),(b)
CMO Series 2020-7 Class A
1-month USD LIBOR + 1.300% Floor 1.300% 09/15/2022	3.673%	10,191,000	10,188,156
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New Residential Mortgage Loan Trust(a),(b)
CMO Series 2018-4A Class A1S
1-month USD LIBOR + 0.750% Floor 0.750% 01/25/2048	3.194%	1,154,566	1,135,151
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	3.994%	247,864	247,266
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	3.844%	92,752	92,520
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M1B
1-month USD LIBOR + 3.600% Floor 3.600% 10/25/2030	6.044%	193,198	193,766
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1A
30-day Average SOFR + 1.650% Floor 1.650% 10/25/2033	3.833%	807,723	806,352
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	4.233%	915,000	900,068
CMO Series 2021-1A Class M1C
30-day Average SOFR + 3.000% Floor 3.000% 10/25/2033	5.183%	2,250,000	2,217,031
Oaktown Re VII Ltd.(a),(b)
CMO Series 2021-2 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 04/25/2034	4.414%	2,200,000	2,160,341
CMO Series 2021-2 Class M1C
30-day Average SOFR + 3.350% Floor 3.350% 04/25/2034	4.864%	2,000,000	1,969,485
OBX Trust(a),(d)
CMO Series 2019-EXP1 Class 1A3
01/25/2059	4.000%	79,750	78,285
CMO Series 2019-INV2 Class A25
05/27/2049	4.000%	104,163	100,004

The accompanying Notes to Financial Statements are an integral part of this statement.
78	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates(b)
CMO Series 2005-4 Class M2
1-month USD LIBOR + 0.750% Floor 0.500% 11/25/2035	3.194%		11,526,000	11,124,096
Preston Ridge Partners Mortgage Trust(a),(d),(h),(j)
CMO Series 2022-4 Class A1
08/25/2027	5.000%		3,315,000	3,212,567
Pretium Mortgage Credit Partners LLC(a),(d)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%		6,930,903	6,365,792
CMO Series 2022-RN2 Class A1
06/25/2052	5.000%		8,706,597	8,255,207
CMO Series 2022-RN2 Class A2
06/25/2052	6.500%		13,780,000	12,754,545
Pretium Mortgage Credit Partners LLC(a),(d),(h),(j)
CMO Series 2022-RN3 Class A1
08/25/2052	5.000%		10,600,000	10,366,800
Radnor RE Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 12/27/2033	4.883%		3,000,000	2,932,166
RALI Trust(d)
CMO Series 2005-QA4 Class A41
04/25/2035	3.426%		36,949	36,189
RALI Trust(d),(e)
CMO Series 2006-QS18 Class 1AV
12/25/2036	0.461%		21,897,239	267,409
CMO Series 2007-QS1 Class 2AV
01/25/2037	0.173%		23,707,249	137,893
Rathlin Residential(a),(b)
CMO Series 2021-1A Class A
1-month EURIBOR + 2.000% 09/27/2075	1.869%	EUR	3,197,544	3,066,559
RFMSI Trust(d)
CMO Series 2005-SA5 Class 1A
11/25/2035	3.109%		641,592	409,453
CMO Series 2006-SA4 Class 2A1
11/25/2036	4.826%		159,767	135,059
Seasoned Credit Risk Transfer Trust(d)
CMO Series 2017-3SC Class HT (FHLMC)
07/25/2056	3.250%		17,827,528	17,009,015
Seasoned Credit Risk Transfer Trust
CMO Series 2017-4 Class M45T
06/25/2057	4.500%		392,823	394,903
CMO Series 2018-2 Class HT (FHLMC)
11/25/2057	3.000%		288,927	271,423
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-3 Class HT (FHLMC)
08/25/2057	3.000%	313,507	293,934
CMO Series 2018-4 Class HT (FHLMC)
03/25/2058	3.000%	260,032	243,746
CMO Series 2019-1 Class HT (FHLMC)
07/25/2058	3.000%	311,578	292,607
CMO Series 2019-2 Class HT (FHLMC)
08/25/2058	3.000%	197,476	185,527
CMO Series 2019-3 Class HT (FHLMC)
10/25/2058	3.000%	63,909	60,041
Sequoia Mortgage Trust(a),(d)
CMO Series 2019-4 Class A19
11/25/2049	3.500%	155,359	147,418
CMO Series 2019-CH2 Class A1
08/25/2049	4.500%	55,652	55,108
Subordinated CMO Series 2015-1 Class B1
01/25/2045	3.917%	333,069	319,089
Subordinated CMO Series 2018-6 Class B1
07/25/2048	4.169%	1,129,584	1,039,789
Subordinated CMO Series 2019-2 Class B2
06/25/2049	4.254%	1,829,410	1,683,344
Subordinated CMO Series 2020-3 Class B2
04/25/2050	3.329%	1,006,037	835,789
Structured Adjustable Rate Mortgage Loan Trust(d)
CMO Series 2004-20 Class 1A2
01/25/2035	3.503%	417,040	402,700
CMO Series 2006-5 Class 1A1
06/25/2036	3.155%	717,538	664,177
Texas Capital Bank NA(a),(b)
CMO Series 2021 Class NOTE
3-month USD LIBOR + 4.500% 09/30/2024	6.750%	7,340,000	7,145,754
Toorak Mortgage Corp., Ltd.(a),(d)
CMO Series 2022-INV2 Class A1
06/25/2057	4.350%	6,214,095	6,101,813
Verus Securitization Trust(a),(d)
CMO Series 2022-INV1 Class A3
08/25/2067	5.830%	2,000,000	1,974,391
WaMu Asset-Backed Certificates Trust(b)
CMO Series 2007-HE1 Class 2A3
1-month USD LIBOR + 0.150% Floor 0.150% 01/25/2037	2.594%	3,459,959	1,758,940
WaMu Mortgage Pass-Through Certificates Trust(d)
CMO Series 2003-AR8 Class A
08/25/2033	4.154%	239,802	234,939
CMO Series 2004-AR4 Class A6
06/25/2034	3.468%	1,808,183	1,747,224

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	79

Portfolio of Investments  (continued)
August 31, 2022
Residential Mortgage-Backed Securities - Non-Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-AR7 Class A6
07/25/2034	3.467%	820,732	789,263
CMO Series 2007-HY1 Class 3A3
02/25/2037	3.186%	2,364,891	2,212,153
CMO Series 2007-HY3 Class 1A1
03/25/2037	2.920%	420,727	344,742
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR11 Class A1A
1-month USD LIBOR + 0.640% Floor 0.320%, Cap 10.500% 08/25/2045	3.084%	619,105	595,196
CMO Series 2005-AR17 Class A1A1
1-month USD LIBOR + 0.540% Floor 0.270%, Cap 10.500% 12/25/2045	2.984%	2,124,642	1,960,501
CMO Series 2005-AR2 Class 2A1A
1-month USD LIBOR + 0.620% Floor 0.310%, Cap 10.500% 01/25/2045	3.064%	554,682	535,653
CMO Series 2005-AR8 Class 2A1A
1-month USD LIBOR + 0.580% Floor 0.290%, Cap 10.500% 07/25/2045	3.024%	1,896,075	1,764,829
CMO Series 2005-AR9 Class A1A
1-month USD LIBOR + 0.640% Floor 0.320%, Cap 10.500% 07/25/2045	3.084%	484,676	450,448
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	2.044%	1,213,098	1,095,909
CMO Series 2006-AR5 Class A12A
1-year MTA + 0.980% Floor 0.980% 06/25/2046	2.084%	336,885	319,852
CMO Series 2007-OC2 Class A3
1-month USD LIBOR + 0.310% Floor 0.310% 06/25/2037	3.064%	1,867,322	1,750,278
Wells Fargo Mortgage-Backed Securities Trust(a),(d)
CMO Series 2019-1 Class A1
11/25/2048	3.953%	59,684	58,906
Subordinated CMO Series 2018-1 Class B3
07/25/2047	3.668%	1,077,742	960,396
Subordinated CMO Series 2020-1 Class B3
12/25/2049	3.373%	1,924,179	1,572,860
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $520,580,583)			494,062,957
Rights 0.0%
Issuer	Shares	Value ($)
Materials 0.0%
Chemicals 0.0%
TPC Group, Inc.(h),(i),(j)	700,569	1
Total Materials		1
Total Rights (Cost $—)		1

Senior Loans 0.7%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(t)
Tranche E Term Loan
1-month USD LIBOR + 2.250% 05/30/2025	4.774%	726,338	708,252
Tranche F Term Loan
1-month USD LIBOR + 2.250% 12/09/2025	4.774%	226,139	219,950
Total			928,202
Airlines 0.0%
American Airlines, Inc.(b),(t)
Term Loan
1-month USD LIBOR + 1.750% 01/29/2027	4.274%	172,737	158,595
United AirLines, Inc.(b),(t)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	6.533%	1,087,846	1,055,820
Total			1,214,415
Automotive 0.1%
Clarios Global LP(b),(t)
1st Lien Term Loan
1-month USD LIBOR + 3.250% 04/30/2026	5.774%	1,686,524	1,639,302
Tenneco, Inc.(b),(t)
Tranche A Term Loan
3-month USD LIBOR + 2.000% 09/29/2023	4.524%	8,626,181	8,496,788
Total			10,136,090
Cable and Satellite 0.1%
Charter Communications Operating LLC(b),(t)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/01/2027	4.280%	243,734	235,945

The accompanying Notes to Financial Statements are an integral part of this statement.
80	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC(b),(t)
Term Loan
3-month USD LIBOR + 2.250% 07/17/2025	4.641%	689,091	666,268
3-month USD LIBOR + 2.500% 04/15/2027	4.891%	3,971,032	3,822,952
Direct TV Financing LLC(b),(t)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 08/02/2027	7.524%	1,352,125	1,290,941
Virgin Media Bristol LLC(b),(t)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	4.891%	1,250,000	1,220,313
Total			7,236,419
Chemicals 0.0%
TPC Group, Inc.(b),(h),(j),(r),(t),(u),(v)
Debtor in Posession Term Loan
3-Month Term SOFR + 10.000% Floor 1.000% 03/01/2023	12.412%	125,160	125,160
Consumer Cyclical Services 0.1%
Amentum Government Services Holdings LLC(b),(t)
Tranche 1 1st Lien Term Loan
1-month USD LIBOR + 4.000% 01/29/2027	6.524%	312,082	302,719
Intrado Corp.(b),(t)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/10/2024	6.524%	653,228	531,858
Tranche B1 Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 10/10/2024	6.024%	496,459	403,746
Prepaid Legal Services, Inc.(b),(t)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 0.500% 12/15/2028	2.750%	506,509	492,266
Prime Security Services Borrower LLC(b),(r),(t)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 09/23/2026	5.107%	453,142	442,027
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Safe Fleet Holdings LLC(b),(t)
Term Loan
3-Month Term SOFR + 3.750% Floor 0.500% 02/23/2029	6.150%	170,224	165,916
Spin Holdco, Inc.(b),(t)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 03/04/2028	5.611%	732,983	687,171
TruGreen LP(b),(t)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/02/2027	6.524%	288,985	276,703
Total			3,302,406
Consumer Products 0.0%
Acuity Specialty Products, Inc.(b),(t)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 08/12/2024	5.000%	279,128	242,842
AI Aqua Merger Sub, Inc.(b),(r),(t)
Delayed Draw Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 07/31/2028	4.922%	63,635	61,116
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 07/31/2028	4.922%	279,994	268,911
Total			572,869
Diversified Manufacturing 0.0%
Vertiv Group Corp.(b),(t)
Tranche B Term Loan
1-month USD LIBOR + 2.750% 03/02/2027	5.112%	911,493	876,929
Electric 0.0%
Vistra Operations Co. LLC(b),(t)
Term Loan
3-month USD LIBOR + 1.750% 12/31/2025	4.245%	282,057	276,108
Finance Companies 0.0%
Avolon Borrower 1 LLC(b),(t)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	4.118%	175,812	172,882

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	81

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B5 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2027	4.618%	1,979,900	1,943,766
DTI HOLDCO INC(b),(r),(t)
3-month USD LIBOR + 4.750% 04/26/2029	3.750%	87,961	83,704
Total			2,200,352
Food and Beverage 0.0%
Hostess Brands LLC(b),(t)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 08/03/2025	4.979%	481,844	474,414
Naked Juice LLC(b),(t)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 01/24/2029	5.405%	1,564,637	1,497,577
Total			1,971,991
Gaming 0.0%
Caesars Resort Collection LLC(b),(t)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	5.274%	4,544	4,480
Fertitta Entertainment LLC(b),(t)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 01/27/2029	6.459%	546,407	524,277
Scientific Games International, Inc.(b),(t)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 04/14/2029	5.407%	458,790	450,761
Total			979,518
Health Care 0.1%
Avantor Funding, Inc.(b),(t)
Tranche B5 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 11/08/2027	1.250%	930,876	914,297
Bausch & Lomb Corp.(b),(t)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 05/10/2027	5.653%	140,061	131,308
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Change Healthcare Holdings LLC(b),(t)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	5.024%	4,240,195	4,210,174
Gainwell Acquisition Corp.(b),(t)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/01/2027	6.250%	746,212	728,027
ICON PLC(b),(r),(t)
Term Loan
3-month USD LIBOR + 2.250% 07/03/2028	4.563%	412,024	405,123
3-month USD LIBOR + 2.250% 07/03/2028	4.563%	102,656	100,936
Medline Borrower LP(b),(t)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/23/2028	5.774%	498,750	474,970
Petvet Care Centers LLC(b),(t)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 02/14/2025	6.024%	128,370	124,091
Total			7,088,926
Independent Energy 0.0%
Ascent Resources Utica Holdings(b),(t)
2nd Lien Term Loan
1-month USD LIBOR + 10.000% Floor 1.000% 11/01/2025	10.000%	287,000	302,607
Media and Entertainment 0.0%
Diamond Sports Group LLC(b),(t)
1st Lien Term Loan
1-month Term SOFR + 8.000% Floor 1.000% 05/25/2026	10.387%	332,995	312,912
2nd Lien Term Loan
1-month Term SOFR + 3.250% 08/24/2026	5.637%	1,612,530	292,562
Total			605,474
Other Financial Institutions 0.0%
Deerfield Dakota Holdings LLC(b),(t)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 1.000% 04/09/2027	6.205%	589,818	573,969

The accompanying Notes to Financial Statements are an integral part of this statement.
82	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Trans Union LLC(b),(t)
Tranche B6 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2028	4.774%	797,525	781,719
Total			1,355,688
Other Industry 0.0%
Adtalem Global Education, Inc.(b),(t)
Tranche B Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 08/12/2028	6.368%	646,230	638,960
Artera Services LLC(b),(t)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 03/06/2025	5.500%	451,462	363,472
Total			1,002,432
Packaging 0.0%
Berry Global, Inc.(b),(t)
Tranche Z Term Loan
1-month USD LIBOR + 1.750% 07/01/2026	4.178%	2,246,297	2,193,307
Pharmaceuticals 0.1%
Elanco Animal Health, Inc.(b),(t)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	4.123%	1,931,862	1,862,740
Grifols Worldwide Operations Ltd.(b),(t)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	4.524%	2,103,536	2,031,090
Horizon Therapeutics USA, Inc.(b),(t)
Tranche B2 Term Loan
1-month USD LIBOR + 1.750% Floor 0.500% 03/15/2028	4.313%	1,059,069	1,030,696
Jazz Pharmaceuticals PLC(b),(t)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 05/05/2028	6.024%	1,345,722	1,318,323
Organon & Co.(b),(t)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	4.625%	3,149,909	3,110,536
Total			9,353,385
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.1%
Acrisure LLC(b),(t)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 02/15/2027	6.024%	1,666,476	1,593,217
AmWINS Group, Inc.(b),(t)
Term Loan
1-month USD LIBOR + 2.250% Floor 0.750% 02/19/2028	4.774%	2,856,517	2,785,761
Total			4,378,978
Restaurants 0.0%
1011778 BC ULC(b),(t)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	4.274%	547,823	531,273
Retailers 0.0%
Michaels Companies, Inc. (The)(b),(t)
Tranche B Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 04/15/2028	6.500%	1,980,000	1,635,361
Technology 0.1%
athenahealth Group, Inc.(b),(r),(t),(v)
Delayed Draw Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	3.500%	251,929	240,593
athenahealth Group, Inc.(b),(t)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	5.800%	1,486,384	1,419,497
Central Parent Inc.(b),(t)
1st Lien Term Loan B
1-month Term SOFR + 4.500% Floor 0.500% 07/06/2029	6.610%	482,176	469,384
CommScope, Inc.(b),(t)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	5.774%	1,716,684	1,643,193
Entegris, Inc.(b),(t)
Tranche B Term Loan
1-month Term SOFR + 3.000% 07/06/2029	5.786%	450,000	448,555

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	83

Portfolio of Investments  (continued)
August 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
II-VI, Inc.(b),(t)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/02/2029	5.123%	146,106	142,757
Ingram Micro, Inc.(b),(t)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/30/2028	5.750%	298,897	286,941
Peraton Corp.(b),(t)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 02/01/2028	6.274%	2,617,719	2,539,187
Project Alpha Intermediate Holding, Inc.(b),(t)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	6.530%	285,000	277,342
Proofpoint, Inc.(b),(t)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/31/2028	6.320%	160,655	154,349
Total			7,621,798
Wireless 0.0%
Digicel International Finance Ltd.(b),(t)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/27/2024	5.774%	2,739,954	2,515,634
SBA Senior Finance II LLC(b),(t)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	4.280%	715,200	697,813
Total			3,213,447
Wirelines 0.0%
Lumen Technologies, Inc.(b),(t)
Tranche B Term Loan
1-month USD LIBOR + 2.250% 03/15/2027	4.774%	243,750	229,125
Telenet Financing USD LLC(b),(t)
Term Loan
6-month USD LIBOR + 2.000% 04/30/2028	4.391%	750,000	724,688
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group Holdings, Inc.(b),(t)
Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 03/09/2027	6.705%	306,564	287,459
1-month USD LIBOR + 3.000% 03/09/2027	5.524%	1,613,487	1,467,273
Total			2,708,545
Total Senior Loans (Cost $73,718,039)			71,811,680

Treasury Bills 2.2%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 2.2%
U.S. Treasury Bills
10/06/2022	2.230%	14,000,000	13,969,227
10/27/2022	2.480%	58,000,000	57,776,404
11/03/2022	2.620%	5,000,000	4,977,166
11/10/2022	2.600%	2,000,000	1,989,919
11/25/2022	2.810%	3,000,000	2,980,293
01/19/2023	3.080%	15,485,000	15,303,138
02/16/2023	3.270%	15,000,000	14,776,477
05/18/2023	3.120%	102,290,000	100,067,966
U.S. Treasury Bills(w)
01/12/2023	3.040%	20,000,000	19,778,925
Total			231,619,515
Total Treasury Bills (Cost $231,755,494)			231,619,515

U.S. Government & Agency Obligations 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(g)
STRIPS
05/15/2030	0.000%	295,000	224,080
Residual Funding Corp.(g)
STRIPS
01/15/2030	0.000%	7,351,000	5,638,197
04/15/2030	0.000%	425,000	322,956
Resolution Funding Corp.(g)
STRIPS
04/15/2030	0.000%	3,000,000	2,280,949
Tennessee Valley Authority Principal STRIP(g)
09/15/2024	0.000%	445,000	409,843
Total U.S. Government & Agency Obligations (Cost $9,170,840)			8,876,025

The accompanying Notes to Financial Statements are an integral part of this statement.
84	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
U.S. Treasury Obligations 14.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
07/31/2024	3.000%	68,965,000	68,366,944
08/31/2024	3.250%	148,385,000	147,759,001
08/15/2025	3.125%	53,797,000	53,259,030
06/30/2027	3.250%	125,350,000	124,742,836
07/31/2027	2.750%	80,230,000	78,073,819
08/31/2027	3.125%	206,905,000	205,078,418
03/31/2028	1.250%	27,775,000	24,800,037
07/31/2029	2.625%	2,380,000	2,281,825
05/15/2032	2.875%	57,600,000	56,160,000
08/15/2032	2.750%	62,368,900	60,185,988
11/15/2040	1.375%	31,900,000	22,454,609
08/15/2041	1.750%	76,745,000	57,043,119
11/15/2041	2.000%	247,169,000	192,019,417
02/15/2042	2.375%	92,620,000	76,816,712
05/15/2042	3.250%	55,835,000	53,427,116
08/15/2042	3.375%	78,841,000	76,968,526
11/15/2042	2.750%	27,195,000	23,842,366
05/15/2043	2.875%	335,000	298,569
05/15/2046	2.500%	5,650,000	4,655,070
08/15/2049	2.250%	7,360,000	5,898,350
05/15/2050	1.250%	40,235,000	24,882,833
11/15/2050	1.625%	31,720,000	21,708,375
11/15/2051	1.875%	880,000	641,300
02/15/2052	2.250%	3,825,000	3,058,207
05/15/2052	2.875%	48,220,600	44,468,435
08/15/2052	3.000%	18,270,000	17,322,244
U.S. Treasury(w)
05/15/2041	2.250%	86,850,000	70,837,031
08/15/2043	3.625%	7,130,000	7,164,536
05/15/2045	3.000%	10,035,000	9,070,699
U.S. Treasury(g)
STRIPS
11/15/2038	0.000%	2,860,000	1,626,737
02/15/2039	0.000%	1,570,000	884,352
05/15/2039	0.000%	4,595,000	2,573,738
02/15/2040	0.000%	5,735,000	3,114,150
11/15/2040	0.000%	3,590,000	1,867,782
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/2041	0.000%	7,400,000	3,747,984
08/15/2041	0.000%	4,455,000	2,224,716
11/15/2041	0.000%	3,500,000	1,716,367
05/15/2042	0.000%	400,000	192,016
08/15/2042	0.000%	5,510,000	2,609,286
11/15/2043	0.000%	9,279,000	4,193,673
02/15/2044	0.000%	5,980,000	2,675,116
08/15/2044	0.000%	1,255,000	549,504
02/15/2045	0.000%	8,770,000	3,862,226
02/15/2045	0.000%	935,000	402,415
U.S. Treasury(g),(w)
STRIPS
05/15/2043	0.000%	18,965,000	8,708,343
Total U.S. Treasury Obligations (Cost $1,715,530,963)			1,574,233,817

Money Market Funds 11.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(x),(y)	1,203,510,583	1,202,908,828
Total Money Market Funds (Cost $1,202,899,151)		1,202,908,828
Total Investments in Securities (Cost: $12,608,668,037)		11,776,243,614
Other Assets & Liabilities, Net		(1,127,349,246)
Net Assets		10,648,894,368

At August 31, 2022, securities and/or cash totaling $58,320,059 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,136,871 EUR	1,169,780 USD	Morgan Stanley	10/07/2022	24,565	—

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	252	12/2022	USD	34,232,625	—	(189,654)
U.S. Long Bond	920	12/2022	USD	124,976,250	—	(1,209,404)
U.S. Treasury 10-Year Note	644	12/2022	USD	75,287,625	—	(479,956)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	85

Portfolio of Investments  (continued)
August 31, 2022
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	3,370	12/2022	USD	393,974,063	—	(2,828,531)
U.S. Treasury 2-Year Note	383	12/2022	USD	79,789,672	—	(95,902)
U.S. Treasury 2-Year Note	1,860	12/2022	USD	387,490,314	—	(826,381)
U.S. Treasury 2-Year Note	3,255	12/2022	USD	678,108,050	—	(1,393,944)
U.S. Treasury 5-Year Note	1,657	12/2022	USD	183,629,259	—	(805,032)
U.S. Treasury 5-Year Note	1,313	12/2022	USD	145,507,071	—	(1,175,355)
U.S. Treasury Ultra 10-Year Note	49	12/2022	USD	6,134,188	—	(49,476)
U.S. Treasury Ultra 10-Year Note	358	12/2022	USD	44,817,125	—	(261,930)
U.S. Ultra Treasury Bond	223	12/2022	USD	33,338,500	77,891	—
U.S. Ultra Treasury Bond	92	12/2022	USD	13,754,000	—	(55,368)
U.S. Ultra Treasury Bond	711	12/2022	USD	106,294,500	—	(524,242)
U.S. Ultra Treasury Bond	511	12/2022	USD	76,394,500	—	(663,099)
Total					77,891	(10,558,274)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(539)	12/2022	USD	(73,219,781)	453,735	—
U.S. Treasury 5-Year Note	(1,201)	12/2022	USD	(133,095,196)	490,986	—
U.S. Treasury Ultra 10-Year Note	(254)	12/2022	USD	(31,797,625)	236,956	—
Total					1,181,677	—

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 1.390%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Citi	09/28/2025	USD	223,000,000	(8,386,144)	—	—	—	(8,386,144)
3-Month USD LIBOR	Fixed rate of 1.870%	Receives Quarterly, Pays SemiAnnually	Citi	09/28/2053	USD	19,000,000	3,832,523	—	—	3,832,523	—
Total							(4,553,621)	—	—	3,832,523	(8,386,144)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 38	Morgan Stanley	06/20/2027	5.000	Quarterly	USD	89,706,757	1,176,913	—	—	1,176,913	—
Markit CDX North America High Yield Index, Series 38	Morgan Stanley	06/20/2027	5.000	Quarterly	USD	11,748,577	(128,445)	—	—	—	(128,445)
Markit CDX North America Investment Grade Index, Series 38	Morgan Stanley	06/20/2027	1.000	Quarterly	USD	52,240,000	147,557	—	—	147,557	—
Total							1,196,025	—	—	1,324,470	(128,445)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month USD LIBOR	London Interbank Offered Rate	3.100%
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2022, the total value of these securities amounted to $2,995,117,975, which represents 28.13% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2022.
(c)	Represents a security purchased on a when-issued basis.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2022.
(e)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(f)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(g)	Zero coupon bond.
(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2022, the total value of these securities amounted to $39,480,739, which represents 0.37% of total net assets.
(i)	Non-income producing investment.
(j)	Valuation based on significant unobservable inputs.
(k)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2022.
(l)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(m)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2022, the total value of these securities amounted to $2,238,922, which represents 0.02% of total net assets.
(n)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(o)	Principal and interest may not be guaranteed by a governmental entity.
(p)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At August 31, 2022, the total market value of these securities amounted to $768,903, which represents 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Russian Foreign Bond - Eurobond	12/16/2015	200,000	200,767	104,776
Russian Foreign Bond - Eurobond	12/06/2018-05/30/2019	800,000	806,332	294,740
Russian Foreign Bond - Eurobond	12/06/2018-05/30/2019	1,000,000	984,936	369,387
			1,992,035	768,903

(q)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At August 31, 2022, the total value of these securities amounted to $2,651,243, which represents 0.02% of total net assets.
(r)	Represents a security purchased on a forward commitment basis.
(s)	Represents a variable rate security where the coupon adjusts periodically through an auction process.
(t)	The stated interest rate represents the weighted average interest rate at August 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(u)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
(v)	At August 31, 2022, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

(w)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(x)	The rate shown is the seven-day current annualized yield at August 31, 2022.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	87

Portfolio of Investments  (continued)
August 31, 2022
Notes to Portfolio of Investments  (continued)
(y)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	949,725,033	7,468,250,927	(7,215,076,809)	9,677	1,202,908,828	(426,117)	5,980,354	1,203,510,583
Abbreviation Legend
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
CVR	Contingent Value Rights
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
LIBID	London Interbank Bid Rate
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	1,179,110,929	—	1,179,110,929
Commercial Mortgage-Backed Securities - Agency	—	106,748,086	—	106,748,086
Commercial Mortgage-Backed Securities - Non-Agency	—	632,083,604	—	632,083,604
Common Stocks
Communication Services	—	—	9	9
Energy	—	—	363	363
Financials	—	2,558,627	—	2,558,627
Total Common Stocks	—	2,558,627	372	2,558,999
Convertible Bonds	—	5,330,638	—	5,330,638
Corporate Bonds & Notes	—	3,542,325,920	9,016,000	3,551,341,920
Foreign Government Obligations	—	191,698,480	768,903	192,467,383
Inflation-Indexed Bonds	—	3,991,241	—	3,991,241
Municipal Bonds	—	43,031,313	—	43,031,313
Residential Mortgage-Backed Securities - Agency	—	2,476,066,678	—	2,476,066,678
Residential Mortgage-Backed Securities - Non-Agency	—	455,476,291	38,586,666	494,062,957
Rights
Materials	—	—	1	1
Total Rights	—	—	1	1
Senior Loans	—	71,686,520	125,160	71,811,680
Treasury Bills	231,619,515	—	—	231,619,515
U.S. Government & Agency Obligations	—	8,876,025	—	8,876,025
U.S. Treasury Obligations	1,533,285,412	40,948,405	—	1,574,233,817
Money Market Funds	1,202,908,828	—	—	1,202,908,828
Total Investments in Securities	2,967,813,755	8,759,932,757	48,497,102	11,776,243,614
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	24,565	—	24,565
Futures Contracts	1,259,568	—	—	1,259,568
Swap Contracts	—	5,156,993	—	5,156,993
Liability
Futures Contracts	(10,558,274)	—	—	(10,558,274)
Swap Contracts	—	(8,514,589)	—	(8,514,589)
Total	2,958,515,049	8,756,599,726	48,497,102	11,763,611,877
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	89

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2022 ($)
Asset-Backed Securities — Non-Agency	1,551,938	—	—	—	—	—	—	(1,551,938)	—
Commercial Mortgage-Backed Securities — Non-Agency	8,500,000	—	—	—	—	—	—	(8,500,000)	—
Common Stocks	648	—	—	(276)	—	—	—	—	372
Corporate Bonds & Notes	9,200,000	—	—	(184,000)	—	—	—	—	9,016,000
Foreign Government Obligation	—	449	—	(1,480,955)	—	—	2,249,409	—	768,903
Residential Mortgage-Backed Securities — Non-Agency	58,200,000	339	8,437	(607,319)	45,678,837	(66,842,636)	2,149,008	—	38,586,666
Rights	—	—	—	1	—	—	—	—	1
Senior Loans	—	256	—	818	124,086	—	—	—	125,160
Total	77,452,586	1,044	8,437	(2,271,731)	45,802,923	(66,842,636)	4,398,417	(10,051,938)	48,497,102
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2022 was $(2,271,731), which is comprised of Common Stocks of $(276), Corporate Bonds & Notes of $(184,000), Foreign Government Obligations of $(1,480,955), Residential Mortgage-Backed Securities - Non-Agency of $(607,319), Rights of $1 and Senior Loans of $818.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks, senior loans, residential mortgage backed securities and corporate bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
Certain foreign government obligations classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, quoted bids from market participants, liquidity discounts and market volatility factors. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer and/or utilizing a liquidity discount. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $11,405,768,886)	$10,573,334,786
Affiliated issuers (cost $1,202,899,151)	1,202,908,828
Foreign currency (cost $944,679)	868,365
Cash collateral held at broker for:
TBA	10,784,931
Margin deposits on:
Futures contracts	16,980,340
Swap contracts	13,189,668
Unrealized appreciation on forward foreign currency exchange contracts	24,565
Receivable for:
Investments sold	55,777,199
Investments sold on a delayed delivery basis	734,429,748
Capital shares sold	36,326,022
Dividends	2,142,166
Interest	60,677,353
Foreign tax reclaims	231,041
Variation margin for futures contracts	509,875
Variation margin for swap contracts	359,326
Expense reimbursement due from Investment Manager	3,801
Prepaid expenses	98,216
Trustees’ deferred compensation plan	408,404
Total assets	12,709,054,634
Liabilities
Due to custodian	257,923
Cash collateral due to broker for:
TBA	659,000
Payable for:
Investments purchased	66,869,258
Investments purchased on a delayed delivery basis	1,950,396,575
Capital shares purchased	11,669,391
Distributions to shareholders	26,429,491
Dividends and interest on securities sold short	19,139
Variation margin for futures contracts	2,681,511
Management services fees	129,695
Transfer agent fees	342,502
Compensation of board members	91,777
Other expenses	205,600
Trustees’ deferred compensation plan	408,404
Total liabilities	2,060,160,266
Net assets applicable to outstanding capital stock	$10,648,894,368
Represented by
Paid in capital	12,044,346,962
Total distributable earnings (loss)	(1,395,452,594)
Total - representing net assets applicable to outstanding capital stock	$10,648,894,368
Institutional Class
Net assets	$10,648,885,610
Shares outstanding	1,191,404,860
Net asset value per share	$8.94
Institutional 3 Class
Net assets	$8,758
Shares outstanding	978
Net asset value per share	$8.96
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	91

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$32,222
Dividends — affiliated issuers	5,980,354
Interest	272,402,983
Interfund lending	214
Foreign taxes withheld	(71,864)
Total income	278,343,909
Expenses:
Management services fees	46,955,056
Transfer agent fees
Institutional Class	4,460,751
Institutional 3 Class	1
Compensation of board members	144,217
Custodian fees	181,360
Printing and postage fees	282,729
Registration fees	286,121
Audit fees	52,760
Legal fees	120,198
Interest on collateral	17,065
Compensation of chief compliance officer	2,627
Other	140,894
Total expenses	52,643,779
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(884,933)
Total net expenses	51,758,846
Net investment income	226,585,063
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(362,618,479)
Investments — affiliated issuers	(426,117)
Foreign currency translations	36,605
Forward foreign currency exchange contracts	165,290
Futures contracts	(157,540,630)
Swap contracts	2,663,380
Net realized loss	(517,719,951)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,091,766,770)
Investments — affiliated issuers	9,677
Foreign currency translations	(76,501)
Forward foreign currency exchange contracts	24,565
Futures contracts	(10,157,077)
Swap contracts	(3,357,596)
Net change in unrealized appreciation (depreciation)	(1,105,323,702)
Net realized and unrealized loss	(1,623,043,653)
Net decrease in net assets resulting from operations	$(1,396,458,590)
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income	$226,585,063	$189,112,588
Net realized gain (loss)	(517,719,951)	35,466,129
Net change in unrealized appreciation (depreciation)	(1,105,323,702)	(78,637,310)
Net increase (decrease) in net assets resulting from operations	(1,396,458,590)	145,941,407
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(261,010,283)	(410,564,172)
Institutional 3 Class	(236)	(434)
Total distributions to shareholders	(261,010,519)	(410,564,606)
Increase in net assets from capital stock activity	1,442,995,396	1,723,782,304
Total increase (decrease) in net assets	(214,473,713)	1,459,159,105
Net assets at beginning of year	10,863,368,081	9,404,208,976
Net assets at end of year	$10,648,894,368	$10,863,368,081

	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	319,164,611	3,047,317,715	306,366,880	3,205,953,706
Distributions reinvested	26,909,143	261,010,283	39,061,667	410,564,171
Redemptions	(193,550,074)	(1,865,332,602)	(180,717,454)	(1,892,735,573)
Net increase	152,523,680	1,442,995,396	164,711,093	1,723,782,304
Total net increase	152,523,680	1,442,995,396	164,711,093	1,723,782,304
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	93

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 8/31/2022	$10.46	0.21	(1.49)	(1.28)	(0.20)	(0.04)	(0.24)
Year Ended 8/31/2021	$10.76	0.19	(0.05)	0.14	(0.20)	(0.24)	(0.44)
Year Ended 8/31/2020	$10.38	0.27	0.42	0.69	(0.28)	(0.03)	(0.31)
Year Ended 8/31/2019	$9.80	0.30	0.59	0.89	(0.31)	—	(0.31)
Year Ended 8/31/2018	$10.17	0.26	(0.38)	(0.12)	(0.25)	(0.00)(c)	(0.25)
Institutional 3 Class
Year Ended 8/31/2022	$10.47	0.21	(1.48)	(1.27)	(0.20)	(0.04)	(0.24)
Year Ended 8/31/2021	$10.77	0.20	(0.06)	0.14	(0.20)	(0.24)	(0.44)
Year Ended 8/31/2020(f)	$10.23	0.19	0.53	0.72	(0.18)	—	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 8/31/2022	$8.94	(12.40%)	0.50%(d)	0.49%(d)	2.15%	284%	$10,648,886
Year Ended 8/31/2021	$10.46	1.36%	0.50%(d)	0.49%(d)	1.86%	232%	$10,863,358
Year Ended 8/31/2020	$10.76	6.77%	0.51%	0.49%	2.59%	184%	$9,404,198
Year Ended 8/31/2019	$10.38	9.33%	0.52%(e)	0.52%(e)	3.05%	219%	$8,398,508
Year Ended 8/31/2018	$9.80	(1.16%)	0.52%	0.52%	2.66%	228%	$7,969,883
Institutional 3 Class
Year Ended 8/31/2022	$8.96	(12.28%)	0.46%(d)	0.46%(d)	2.16%	284%	$9
Year Ended 8/31/2021	$10.47	1.37%	0.47%(d)	0.45%(d)	1.89%	232%	$10
Year Ended 8/31/2020(f)	$10.77	7.11%	0.48%(g)	0.46%(g)	2.53%(g)	184%	$11
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	95

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Multi-Manager Total Return Bond Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange
96	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	97

Notes to Financial Statements  (continued)
August 31, 2022
also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
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Notes to Financial Statements  (continued)
August 31, 2022
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to hedge against market volatility. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	99

Notes to Financial Statements  (continued)
August 31, 2022
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
100	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,324,470*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	24,565
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,259,568*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	3,832,523*
Total		6,441,126

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	128,445*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	10,558,274*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	8,386,144*
Total		19,072,863

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	101

Notes to Financial Statements  (continued)
August 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	2,736,263	2,736,263
Equity risk	—	7,469	—	7,469
Foreign exchange risk	165,290	—	—	165,290
Interest rate risk	—	(157,548,099)	(72,883)	(157,620,982)
Total	165,290	(157,540,630)	2,663,380	(154,711,960)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	1,196,025	1,196,025
Foreign exchange risk	24,565	—	—	24,565
Interest rate risk	—	(10,157,077)	(4,553,621)	(14,710,698)
Total	24,565	(10,157,077)	(3,357,596)	(13,490,108)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	1,900,490,069*
Futures contracts — short	608,393,773*
Credit default swap contracts — buy protection	18,267,825**
Credit default swap contracts — sell protection	18,264,060*

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	7,723**	(1,255)**
Interest rate swap contracts	2,505,926*	(5,488,211)*

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended August 31, 2022.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
102	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	103

Notes to Financial Statements  (continued)
August 31, 2022
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2022:
	Citi ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	148,631	-	148,631
Centrally cleared interest rate swap contracts (b)	210,695	-	-	210,695
Forward foreign currency exchange contracts	-	-	24,565	24,565
Total assets	210,695	148,631	24,565	383,891
Total financial and derivative net assets	210,695	148,631	24,565	383,891
Total collateral received (pledged) (c)	-	-	-	-
Net amount (d)	210,695	148,631	24,565	383,891

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
104	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	105

Notes to Financial Statements  (continued)
August 31, 2022
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2022 was 0.44% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Loomis, Sayles & Company, L.P., PGIM, Inc., the asset management arm of Prudential Financial (PGIM Fixed Income), TCW Investment Management Company LLC and Voya Investment Management Co. LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
106	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class. In addition, prior to January 1, 2022, Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to that share class.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.04
Institutional 3 Class	0.02
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2022 through December 31, 2022	Prior to January 1, 2022
Institutional Class	0.49	0.49
Institutional 3 Class	0.47	0.46
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	107

Notes to Financial Statements  (continued)
August 31, 2022
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to January 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.01% for Institutional 3 Class of the average daily net assets attributable to that share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, non-deductible expenses, distributions, foreign currency transactions, swap investments and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
3,175,900	(3,175,901)	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
222,977,263	38,033,256	261,010,519	409,746,957	817,649	410,564,606
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
37,635,026	—	(528,816,557)	(877,268,212)
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
12,640,880,089	16,320,878	(893,589,090)	(877,268,212)
108	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(350,681,507)	(178,135,050)	(528,816,557)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $30,814,926,518 and $29,649,237,143, respectively, for the year ended August 31, 2022, of which $25,903,994,003 and $25,187,659,164, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	900,000	2.85	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	109

Notes to Financial Statements  (continued)
August 31, 2022
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended August 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
110	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority,
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	111

Notes to Financial Statements  (continued)
August 31, 2022
enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
112	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Total Return Bond Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Total Return Bond Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	113

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Section 163(j) Interest Dividends
100.00%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
114	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	115

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
116	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	117

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
118	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	119

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
120	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

 Approval of Management and SubadvisoryAgreements
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Total Return Bond Strategies Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of Loomis, Sayles & Company, L.P., PGIM, Inc., TCW Investment Management Company LLC and Voya Investment Management Co. LLC (collectively, the Subadvisers), the Subadvisers provide portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	121

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the
122	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring such Subadvisers’ performance. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadvisers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide comparable subadvisory services. After reviewing
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022	123

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
124	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2022

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Multi-Manager Total Return Bond Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN101_08_M01_(10/22)

Annual Report
August 31, 2022
Multi-Manager Small Cap Equity Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Small Cap Equity Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Small Cap Equity Strategies Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Columbia Management Investment Advisers, LLC
Jarl Ginsberg, CFA, CAIA
Christian Stadlinger, Ph.D., CFA
Conestoga Capital Advisors, LLC
Robert Mitchell
Joseph Monahan, CFA
Hotchkis and Wiley Capital Management, LLC
Judd Peters, CFA
Ryan Thomes, CFA
J.P. Morgan Investment Management Inc.
Eytan Shapiro, CFA
Matthew Cohen
Jacobs Levy Equity Management, Inc.
Bruce Jacobs, Ph.D.
Kenneth Levy, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
	Inception	1 Year	5 Years	10 Years
Institutional Class*	01/03/17	-15.57	7.62	10.17
Institutional 3 Class*	12/18/19	-15.33	7.73	10.22
Russell 2000 Index		-17.88	6.95	10.01
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of each class include the returns of the Fund’s Class A shares for the period prior to January 3, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Small Cap Equity Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	98.7
Exchange-Traded Equity Funds	0.2
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	1.2
Consumer Discretionary	9.7
Consumer Staples	3.0
Energy	4.9
Financials	19.5
Health Care	14.4
Industrials	22.3
Information Technology	14.5
Materials	3.5
Real Estate	4.6
Utilities	2.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
The Fund is currently managed by four independent investment management firms and by Columbia Management Investment Advisers, LLC (CMIA) and each invests a portion of the portfolio’s assets. Jacobs Levy Equity Management, Inc. (Jacobs Levy) was added as a subadvisor to the Fund in July 2022. As of August 31, 2022, CMIA, Conestoga Capital Advisors, LLC (Conestoga), Hotchkis and Wiley Capital Management, LLC (Hotchkis &  Wiley), J.P. Morgan Investment Management Inc. (JPMIM) and Jacobs Levy Equity Management Inc. managed approximately 22.8%, 19.8%, 22.1%, 20.5% and 14.8% of the portfolio, respectively.
For the 12-month period that ended August 31, 2022, Institutional Class shares of Multi-Manager Small Cap Equity Strategies Fund returned -15.57%. The Fund outperformed its benchmark, the Russell 2000 Index, which returned -17.88% for the same time period.
Market overview
U.S. equities fell in 2022 from record highs, ending three consecutive years of robust gains. Lingering worries related to the Omicron variant of the COVID-19 virus were a headwind, as were fears around inflation, durability of growth and the end of more than a decade of easy monetary policy coming from the U.S. Federal Reserve (Fed) and other global central banks. Volatility and risk-off sentiment spiked as investor concerns expanded to include ramifications of a prolonged Russia-Ukraine conflict. Commodity prices surged, particularly for oil and wheat, as the conflict in eastern Europe escalated into war and further complicated global supply chains. Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Despite mostly resilient corporate earnings reports, equities continued a choppy decline. The Fed raised interest rates four times during the period (March, May, June and July 2022), ending at a target rate of 2.25-2.50% by August 31, 2022. Investor sentiment was dominated by an increasing focus on persistent inflation, the ongoing war in Ukraine, slowing economic growth leading to a possible recession and continued supply-chain snarls.
Much of the pullback came in the first and the second quarter of 2022, a particularly challenging period for small caps. Stocks with lower valuations and lower growth characteristics significantly outperformed. Valuation multiples compressed in higher growth segments of the portfolio, particularly those which experienced the strongest returns in 2020.
CMIA
Our portion of the Fund’s portfolio is compared against the Russell 2000 Value Index, which we outperformed during the 12-month period.
Notable contributors in our portion of the Fund during the period
•	Performance in our portion of the Fund relative to our benchmark was driven by strong sector allocations and stock selection.
•	Underweights to the health care and communication services sector benefited relative performance.
•	Selections within the materials, communication services and energy sectors contributed to relative performance.
•	Not owning shares in movie chain operator AMC Entertainment Holdings, Inc. was a positive contributor to relative performance. Shares in the “meme” stock, which was driven up to dizzying heights earlier in the period by retail investors, gave back those gains during the rest of the period. We are bottom-up investors and believe that stock prices will track fundamentals over time and so have not invested in the name.
•	Our position in oil and natural gas exploration and production companies Ovintiv, Inc. and Matador Resources Co. were top performers. Both companies benefited from rising oil prices during the period. We exited our position in Ovintiv late in the period.
Notable detractors in our portion of the Fund during the period
•	Stock selection within the financials and consumer discretionary sectors detracted most from performance relative to the benchmark during the period.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Our holding in property and casualty insurance underwriter Argo Group International Holdings, Ltd. detracted from results. Shares declined after the company pre-announced that their first quarter 2022 results would be negatively affected by adverse reserve developments and non-operating charges from the prior year.
•	Fitness company F45 Training Holdings, Inc. was a notable detractor from relative performance within consumer discretionary. Macro-related concerns around the consumer and fears of a looming recession weighed on the stock. We decided to exit the name.
•	Residential solar and energy storage company Sunnova Energy International, Inc. saw its stock price decline during the period, challenged by a macro environment of high inflation and rising interest rates. We sold our position early in the period.
Conestoga
Our portion of the portfolio is compared to the Russell 2000 Growth Index, which it outperformed during the 12-month period. We believe our emphasis of high-quality stocks (those with positive earnings, sustainable growth rates, low debt levels, and high returns on invested capital) benefited relative returns in a down market and higher levels of volatility.
Notable contributors in our portion of the Fund during the period
•	Top contributing sectors to relative performance in our portion of the Fund were the information technology, health care and utilities sectors.
○	Within information technology, strong stock selection was the largest contributor to relative returns during the period.
○	A large underweight to the health care sector, the benchmark’s worst performing sector, added to relative return. A key contributor was our underweight to the very poor-performing biotechnology industry.
○	An overweight, relative to the benchmark in the utilities sector, as well as strong stock selection, also contributed.
•	Vocera Communications, Inc. was a top individual contributor in our portion of the portfolio. On January 6, 2022, the company announced a definitive agreement to be acquired by Stryker Corp. in an all-cash transaction for $79.25 per share. This price represented a 27% premium to the prior day’s close. The acquisition closed on February 23, 2022.
•	Simulations Plus, Inc., which provides modeling and simulation software services sold into the biotechnology and pharmaceutical industries, was also additive to performance in our portion of the Fund. The company’s stock moved higher at the end of the period after reporting better-than-expected fiscal third quarter revenues and earnings.
•	RBC Bearings Inc., a manufacturer of precision components and bearings for industrial applications across a variety of industries was also among the top contributors in our portion of the portfolio. While the company has faced supply chain disruptions and shutdowns of its customer facilities during the pandemic, its revenues and operating income have rebounded as global economies have reopened and demand has reaccelerated.
Notable detractors in our portion of the Fund during the period
Market sectors that detracted from relative performance in our portion of the portfolio were the energy, industrials and financials sectors.
•	A lack of exposure to the energy sector, by far the best-performing sector in the benchmark during the period, detracted from our portion of the Fund’s performance versus the benchmark.
•	While our overweight to the industrials sector helped, it was not enough to offset the negative effects of our stock selection within the sector.
•	Within the financials sector, both an underweight allocation and stock selection detracted from relative returns in our portion of the Fund.
6	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	A position in Trex Company, Inc., a market share leader in composite decking sold into the residential market, detracted from the Fund’s performance during the period. The stock has corrected due to concerns about the housing market given higher interest rates and the possibility of some pull-forward in demand during the pandemic.
•	Fox Factory Holding Corp. is a leading player in high-end suspension products in the power vehicle and mountain bike markets. The stock was down due to concerns about semiconductor chip supplies as well as a potential slowdown in the mountain bike segment.
•	Neogen Corp. (NEOG) develops and manufactures products for the food and animal safety market. The company has experienced slower-than-expected growth over the past year. Also, the company is preparing to merge with 3M’s food and animal safety unit, which is an acquisition of roughly the same size as NEOG currently. These factors have weighed on the stock price but we believe the company remains well-positioned for long-term growth.
Hotchkis and Wiley
Our portion of the Fund is compared to the Russell 2000 Value Index, which we outperformed during the 12-month period. Small-cap value stocks held up better than small-cap growth stocks, which was generally conducive for our strategy because it typically trades at a discount to the value index.
Notable contributors in our portion of the Fund during the period
•	The financial sector was the biggest positive contributor to our portion of the Fund during the period. While the overweight position was modestly helpful, positive stock selection in the sector was the dominant driver. Banks, consumer finance, and insurance were all positive.
•	The communication services sector was the next largest positive contributor relative to our benchmark in the period. The underweight position in the sector helped.
•	The overweight position in energy was the third largest positive contributor in the period. While the portfolio’s energy stocks failed to keep pace with the benchmark’s energy stocks, the overweight position and high absolute performance of our holdings within the sector benefited the portfolio.
•	The largest individual contributor to relative performance in our portion of the Fund was not owning meme stock AMC Entertainment, which was a large benchmark constituent that declined -74%. We did not own or trade the stock at any point.
•	Kosmos Energy Ltd. was the second largest positive contributor to relative performance. The offshore exploration & production company was extremely undervalued at the period’s outset and rose along with commodity prices. It benefited from liquid natural gas pricing and the company announced a promising discovery in the Gulf of Mexico.
•	Nextier Oilfield Solutions, Inc. was the third largest positive contributor to relative performance. Capital spending in the industry improved, which benefited Nextier’s oilfield service businesses. Its quarterly results and forecasts surpassed analyst expectations. We exited the position in lieu of better valuation opportunities as the stock price rose.
Notable detractors in our portion of the Fund during the period
•	An overweight position in the consumer discretionary sector detracted as investors shunned most cyclical sectors in the period. Positive stock selection in the sector was not enough to compensate for the negative impact of the overweight position.
•	An underweight position and negative stock selection in the consumer staples sector hurt relative performance. The non-cyclical sector was one of three with a positive return over the period for our benchmark, and our underweight position hurt.
•	Our underweight position in the utilities sector also hurt. This is another defensive sector that had a positive return for our benchmark. Fortunately, positive stock selection in the sector offset the negative impact from the overweight exposure in our portion of the Fund.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Kirkland’s, Inc. and Vera Bradley Inc. were the largest individual detractors to relative performance in our portion of the Fund over the period. Both companies are specialty retailers that declined along with the rest of the sector.
○	We exited the position in Kirkland’s after its poor results increased our concern about the company’s ability to service its debt.
○	We maintained the position in Vera Bradley. We are more comfortable with the company’s balance sheet and prospects for a reversion toward more acceptable returns on capital.
•	Siriuspoint Ltd. is an insurance company that reported weak results and had some management turnover that triggered a stock price decline. We maintained a position in the company and viewed its issues as largely transitory.
JPMIM
Our portion of the Fund is compared to the Russell 2000 Growth Index, which we underperformed for the 12-month period that ended August 31, 2022.
Notable detractors in our portion of the Fund during the period
•	A combination of sector allocation and stock selection that favored companies with higher expected growth underperformed companies with low valuations and lower expected growth during the one-year period ending August 2022.
○	Negative stock selection and a relative underweight to the energy sector detracted the most in our portion of the Fund during the period.
○	A combination of stock selection and an overweight to technology was the second largest detractor.
○	Stock selection within the consumer discretionary sector was the third largest detractor.
•	Everbridge, Inc., a provider of critical event management software to enterprises and governments, was the top individual detractor. Underperformance in the fourth quarter of 2021 occurred after the company announced 2022 revenue growth guidance that fell short of expectations.
•	Smartsheet, Inc., a cloud-based platform for work management, was the second largest detractor. Shares fell in the first quarter of 2022, despite reporting outstanding results and outlook, as the market became more concerned over elevated spending levels by collaboration tool companies.
•	Duck Creek Technologies, Inc., an insurance software provider, was the third largest detractor. Shares were down materially in the fourth quarter of 2021, after the company reported disappointing earnings results.
Notable contributors in our portion of the Fund during the period
•	Stock selection in the health care, real estate and consumer staples sectors contributed to performance in our portion of the Fund during the period.
•	iRhythm Technologies, Inc., a leading digital health care solutions company that offers cardiac rhythm monitoring devices for palpitation, shortness of breath and fatigue, was the top contributor during the period. Shares rose in the fourth quarter of 2021 after the news of increased product reimbursement rates were announced by a Medicare billing company. Shares further rose in the first quarter of 2022 after Novitas, a Medicare Administrative Contractor, announced the doubling of certain Medicare rates for cardiac monitoring.
•	ShockWave Medical, Inc., a medical device company pioneering a sonic treatment to reduce intravascular plaque, was the second largest contributor during the period. Shares rose after the company provided strong earnings and upgraded 2022 guidance.
•	Evolent Health, Inc., a leading health care company that delivers value-based care solutions, was the third largest contributor during the period. Shares rose after the company reported solid first quarter 2022 results and guidance, showing what we believe to be increasing traction with adoption of value-based care.
8	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Jacobs Levy
We began managing a portion of the Fund on July 18, 2022. From July 18, 2022 through August 31, 2022 (the reporting period), our portion of the Fund underperformed the Russell 2000 Value Index, the benchmark against which our portion of the Fund is compared.
Notable detractors in our portion of the Fund during the period
•	During the reporting period, the market sectors that detracted the most, on a relative basis, were energy, industrials, and real estate.
•	Security selection was negative in each of the three sectors.
•	An underweight of energy also detracted from performance, while an underweight of real estate benefited the portfolio.
•	We were overweight industrials.
•	The portfolio had positive absolute returns in energy and industrials, and a negative absolute return in real estate.
•	Emergent BioSolutions, Inc. engages in the development, manufacture, and commercialization of medical countermeasures. It offers products for civilian and military populations that address accidental, intentional, and naturally occurring public health threats. The company reported disappointing financial results for its second quarter, including earnings and revenue that were below consensus estimates. In addition, company management lowered its guidance for the year.
•	2U, Inc. engages in the provision of education technology for nonprofit colleges and universities. 2U reported disappointing second quarter results, including revenue and operating results, that failed to meet consensus expectations. The company also announced its Chief Operating Officer would be stepping down and that it was implementing a plan to reduce expenses, including layoffs and rationalizing its real estate footprint.
•	CoreCivic, Inc. engages in the development and management of prisons and other correctional facilities. In August 2022, the company reported second quarter results that were below expectations. They also lowered their guidance for the year, although CoreCivic’s board authorized an increase in its share repurchase program.
Notable contributors in our portion of the Fund during the period
•	During the reporting period, the market sectors with positive contributions to our portion of the Fund, relative to our benchmark, were the consumer discretionary and consumer staples sectors. Security selection was positive in both sectors. The portfolio had positive absolute returns in both sectors, and we were overweight both sectors as well.
•	Foot Locker, Inc. engages in the retail of athletic shoes and apparel. The company’s stock price reacted favorably to the company’s second quarter 2022 earnings release. While reported revenue was in line with consensus estimates, earnings per share topped expectations by a wide margin. Analysts also had a favorable opinion of the naming of a highly regarded retail executive as the new CEO.
•	Goodyear Tire & Rubber Co. (GT) engages in the development, manufacture, distribution, and sale of tires. GT’s stock price responded favorably to strong sales and improved earnings, which reflected the benefits of strong pricing and a recent acquisition.
•	American Axle & Manufacturing Holdings, Inc. engages in the design, engineering, and manufacture of driveline systems and related components. The company reported positive financial results for the second quarter, including earning per share and revenue, that were higher than consensus estimates. Company management also provided improved guidance for the year. Following the report, the stock price reacted favorably.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. The Fund is managed by multiple advisers independently of one
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	9

Manager Discussion of Fund Performance  (continued)
(Unaudited)
another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
10	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	892.60	1,020.21	4.72	5.04	0.99
Institutional 3 Class	1,000.00	1,000.00	894.70	1,021.12	3.87	4.13	0.81
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	11

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 1.2%
Diversified Telecommunication Services 0.1%
Bandwidth, Inc., Class A(a)	18,589	288,129
EchoStar Corp., Class A(a)	23,799	438,140
Total		726,269
Entertainment 0.0%
Playtika Holding Corp.(a)	44,929	473,102
Interactive Media & Services 0.5%
Bumble, Inc., Class A(a)	56,567	1,417,003
Eventbrite, Inc., Class A(a)	61,988	440,735
Outbrain, Inc.(a)	34,500	152,145
Shutterstock, Inc.	56,840	3,149,505
TrueCar, Inc.(a)	101,823	221,974
Ziff Davis, Inc.(a)	15,000	1,159,200
Total		6,540,562
Media 0.5%
comScore, Inc.(a)	26,434	57,626
Emerald Holding, Inc.(a)	94,500	361,935
Entravision Communications Corp., Class A	57,300	291,084
Loyalty Ventures, Inc.(a)	28,917	61,015
Nexstar Media Group, Inc., Class A	20,500	3,922,060
Stagwell, Inc.(a)	133,000	901,740
TEGNA, Inc.	16,600	355,240
Total		5,950,700
Wireless Telecommunication Services 0.1%
Telephone and Data Systems, Inc.	89,037	1,448,632
United States Cellular Corp.(a)	4,901	140,120
Total		1,588,752
Total Communication Services		15,279,385
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 9.6%
Auto Components 1.3%
Adient PLC(a)	35,800	1,188,560
American Axle & Manufacturing Holdings, Inc.(a)	184,604	1,910,651
Fox Factory Holding Corp.(a)	101,302	9,442,359
Goodyear Tire & Rubber Co. (The)(a)	265,848	3,729,848
Modine Manufacturing Co.(a)	31,247	468,080
Total		16,739,498
Automobiles 0.2%
Thor Industries, Inc.	11,100	899,211
Winnebago Industries, Inc.	21,777	1,253,920
Total		2,153,131
Diversified Consumer Services 0.6%
2U, Inc.(a)	96,100	684,232
Adtalem Global Education, Inc.(a)	30,200	1,138,238
Bright Horizons Family Solutions, Inc.(a)	15,206	1,037,049
European Wax Center, Inc., Class A	14,007	302,971
frontdoor, Inc.(a)	86,549	2,032,170
Graham Holdings Co., Class B	1,000	565,430
Grand Canyon Education, Inc.(a)	3,744	304,687
Perdoceo Education Corp.(a)	86,132	997,409
Total		7,062,186
Hotels, Restaurants & Leisure 2.1%
Bloomin’ Brands, Inc.	13,500	272,970
Bluegreen Vacations Holding Corp.	7,625	158,905
Boyd Gaming Corp.	35,667	1,941,355
Brinker International, Inc.(a)	34,000	833,340
Dine Brands Global, Inc.	8,600	572,760
El Pollo Loco Holdings, Inc.(a)	53,800	486,890
International Game Technology PLC	187,100	3,356,574
Jack in the Box, Inc.	4,700	375,342
Life Time Group Holdings, Inc.(a)	152,758	1,810,182
Light & Wonder, Inc.(a)	29,400	1,447,362
Marriott Vacations Worldwide Corp.	21,633	3,080,972
Papa John’s International, Inc.	19,349	1,563,980
Planet Fitness, Inc., Class A(a)	54,113	3,666,156
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Red Rock Resorts, Inc., Class A	37,000	1,414,140
Ruth’s Hospitality Group, Inc.	36,200	659,564
Six Flags Entertainment Corp.(a)	72,030	1,595,464
Texas Roadhouse, Inc.	37,612	3,338,441
Travel + Leisure Co.	18,700	792,880
Xponential Fitness, Inc., Class A(a)	10,300	188,799
Total		27,556,076
Household Durables 1.0%
Beazer Homes USA, Inc.(a)	45,227	644,033
Century Communities, Inc.	12,400	578,956
Ethan Allen Interiors, Inc.	39,900	948,423
GoPro, Inc., Class A(a)	32,149	195,787
Green Brick Partners, Inc.(a)	11,500	280,140
Helen of Troy Ltd.(a)	15,478	1,913,545
Hooker Furnishings Corp.	36,300	576,081
KB Home	55,100	1,578,615
La-Z-Boy, Inc.	22,400	591,136
LGI Homes, Inc.(a)	5,600	531,496
M/I Homes, Inc.(a)	13,008	562,466
Meritage Homes Corp.(a)	6,800	532,780
Sonos, Inc.(a)	110,600	1,663,424
Taylor Morrison Home Corp., Class A(a)	21,200	532,332
Tri Pointe Homes, Inc.(a)	32,500	563,225
Tupperware Brands Corp.(a)	43,000	483,320
Universal Electronics, Inc.(a)	7,316	162,635
VOXX International Corp.(a)	15,280	147,299
Total		12,485,693
Internet & Direct Marketing Retail 0.3%
Global-e Online Ltd.(a)	34,888	1,102,112
Poshmark, Inc., Class A(a)	19,000	205,580
Quotient Technology, Inc.(a)	147,337	274,047
Stitch Fix, Inc., Class A(a)	29,429	147,733
Xometry, Inc., Class A(a)	39,876	1,954,323
Total		3,683,795
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 0.2%
Johnson Outdoors, Inc., Class A	18,900	1,155,546
Smith & Wesson Brands, Inc.	52,135	693,396
Vista Outdoor, Inc.(a)	31,200	877,344
Total		2,726,286
Multiline Retail 0.2%
Franchise Group, Inc.	11,900	403,291
Macy’s, Inc.	141,500	2,450,780
Total		2,854,071
Specialty Retail 3.1%
Aaron’s Co., Inc. (The)	142,073	1,690,669
American Eagle Outfitters, Inc.	46,500	523,590
Asbury Automotive Group, Inc.(a)	5,500	959,640
Big 5 Sporting Goods Corp.	49,800	609,552
Boot Barn Holdings, Inc.(a)	8,600	572,932
Cato Corp. (The), Class A	51,700	558,877
Children’s Place, Inc. (The)(a)	5,700	240,426
Container Store Group, Inc. (The)(a)	33,929	230,039
Floor & Decor Holdings, Inc.(a)	18,484	1,503,858
Foot Locker, Inc.	87,559	3,225,674
Genesco, Inc.(a)	70,712	4,000,885
Group 1 Automotive, Inc.	17,921	3,200,511
Guess?, Inc.	32,600	569,522
Haverty Furniture Companies, Inc.	51,579	1,383,349
Hibbett, Inc.	37,600	2,203,360
Lithia Motors, Inc., Class A	7,228	1,918,600
LL Flooring Holdings, Inc.(a)	27,300	222,222
MarineMax, Inc.(a)	33,224	1,207,360
National Vision Holdings, Inc.(a)	94,578	3,142,827
OneWater Marine, Inc., Class A(a)	32,000	1,275,200
Petco Health & Wellness Co., Inc.(a)	255,363	3,810,016
Rent-A-Center, Inc.	39,400	1,018,096
Signet Jewelers Ltd.	41,100	2,686,707
Sleep Number Corp.(a)	6,800	281,724
Sonic Automotive, Inc., Class A	21,800	1,159,542
Tilly’s, Inc.	73,775	553,312
TravelCenters of America, Inc.(a)	5,800	313,664

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Urban Outfitters, Inc.(a)	15,300	307,989
Zumiez, Inc.(a)	14,700	381,612
Total		39,751,755
Textiles, Apparel & Luxury Goods 0.6%
Carter’s, Inc.	3,900	288,015
Crocs, Inc.(a)	38,600	2,844,820
G-III Apparel Group Ltd.(a)	27,700	583,639
Kontoor Brands, Inc.	16,600	618,018
Lakeland Industries, Inc.(a)	32,300	436,050
Movado Group, Inc.	30,962	987,378
Rocky Brands, Inc.	49,900	1,303,887
Unifi, Inc.(a)	8,010	90,994
Vera Bradley, Inc.(a)	183,903	728,256
Total		7,881,057
Total Consumer Discretionary		122,893,548
Consumer Staples 2.9%
Beverages 0.0%
Boston Beer Co., Inc. (The), Class A(a)	1,556	524,497
Food & Staples Retailing 1.4%
Albertsons Companies, Inc., Class A	12,180	335,072
Andersons, Inc. (The)	26,107	966,742
BJ’s Wholesale Club Holdings, Inc.(a)	23,300	1,735,617
Grocery Outlet Holding Corp.(a)	73,235	2,938,188
Natural Grocers by Vitamin Cottage, Inc.	17,600	252,736
Performance Food Group, Inc.(a)	74,911	3,744,052
SpartanNash Co.	37,728	1,148,063
The Chefs’ Warehouse(a)	86,800	2,893,912
United Natural Foods, Inc.(a)	96,800	4,266,944
Total		18,281,326
Food Products 0.5%
B&G Foods, Inc.	25,100	543,666
Fresh Del Monte Produce, Inc.	7,363	201,304
Freshpet, Inc.(a)	29,050	1,264,547
Hain Celestial Group, Inc. (The)(a)	41,505	840,891
Sovos Brands, Inc.(a)	15,051	229,829
TreeHouse Foods, Inc.(a)	78,500	3,658,100
Total		6,738,337
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 0.4%
Central Garden & Pet Co.(a)	13,800	550,896
Energizer Holdings, Inc.	38,900	1,093,090
WD-40 Co.	16,200	3,064,392
Total		4,708,378
Personal Products 0.6%
BellRing Brands, Inc.(a)	47,200	1,118,168
Edgewell Personal Care Co.	48,626	1,894,469
Herbalife Nutrition Ltd.(a)	116,884	3,049,503
Medifast, Inc.	3,600	451,728
Nature’s Sunshine Products, Inc.(a)	7,517	72,915
Nu Skin Enterprises, Inc., Class A	12,000	491,280
Usana Health Sciences, Inc.(a)	8,700	561,324
Total		7,639,387
Total Consumer Staples		37,891,925
Energy 4.8%
Energy Equipment & Services 1.4%
Cactus, Inc., Class A	85,271	3,406,576
ChampionX Corp.	41,400	902,934
Dril-Quip, Inc.(a)	47,700	1,055,601
Expro Group Holdings NV(a)	103,149	1,394,575
Helix Energy Solutions Group, Inc.(a)	224,800	971,136
Helmerich & Payne, Inc.	43,900	1,876,725
Liberty Energy, Inc., Class A(a)	41,800	627,000
Matrix Service Co.(a)	103,600	588,448
National Energy Services Reunited Corp.(a)	158,200	1,110,564
Newpark Resources, Inc.(a)	283,369	816,103
Noble Corp.(a)	10,500	318,675
Precision Drilling Corp.(a)	18,200	1,118,026
ProPetro Holding Corp.(a)	192,507	1,763,364
Solaris Oilfield Infrastructure, Inc., Class A	58,600	627,020
TechnipFMC PLC(a)	68,400	559,512
Tidewater, Inc.(a)	55,300	1,225,448
US Silica Holdings, Inc.(a)	13,234	185,673
Total		18,547,380

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 3.4%
Antero Resources Corp.(a)	82,700	3,314,616
Berry Corp.	118,700	1,086,105
California Resources Corp.	20,900	1,044,164
Centennial Resource Development, Inc., Class A(a)	109,900	904,477
Chesapeake Energy Corp.	30,800	3,095,092
Chord Energy Corp.	19,220	2,720,591
Civitas Resources, Inc.	17,300	1,162,387
Clean Energy Fuels Corp.(a)	158,400	1,064,448
CONSOL Energy, Inc.	2,038	146,288
Crescent Energy Co., Class A	65,600	1,123,728
Denbury, Inc.(a)	6,400	569,152
Equitrans Midstream Corp.	305,600	2,832,912
Golar LNG Ltd.(a)	126,200	3,441,474
Kinetik Holdings, Inc.	22,700	836,949
Kosmos Energy Ltd.(a)	159,600	1,128,372
Laredo Petroleum, Inc.(a)	8,100	628,641
Matador Resources Co.	79,109	4,714,896
Murphy Oil Corp.	36,300	1,414,611
Northern Oil and Gas, Inc.	32,300	1,021,972
Par Pacific Holdings, Inc.(a)	37,800	710,640
PBF Energy, Inc., Class A(a)	40,557	1,385,427
Plains GP Holdings LP, Class A(a)	40,489	485,058
Ranger Oil Corp.	31,900	1,243,781
REX American Resources Corp.(a)	37,158	1,125,887
SM Energy Co.	63,610	2,803,293
Talos Energy, Inc.(a)	33,700	698,601
World Fuel Services Corp.	102,927	2,655,517
Total		43,359,079
Total Energy		61,906,459
Financials 19.2%
Banks 11.4%
1st Source Corp.	19,171	904,679
ACNB Corp.	6,600	234,696
Amalgamated Financial Corp.	37,566	845,235
American National Bankshares, Inc.	2,940	96,814
Ameris Bancorp	93,200	4,350,576
Associated Banc-Corp.	185,952	3,726,478
Atlantic Union Bankshares Corp.	121,024	3,927,229
Common Stocks (continued)
Issuer	Shares	Value ($)
Banc of California, Inc.	43,375	732,170
Bancorp, Inc. (The)(a)	130,765	3,101,746
Bank of Marin Bancorp	14,379	444,311
BankUnited, Inc.	70,094	2,596,983
Bankwell Financial Group, Inc.	3,274	103,196
Banner Corp.	18,042	1,096,232
Bar Harbor Bankshares	3,823	108,306
Baycom Corp.	20,764	386,418
BCB Bancorp, Inc.	22,648	407,664
Berkshire Hills Bancorp, Inc.	67,772	1,911,848
Brookline Bancorp, Inc.	43,300	539,951
Business First Bancshares, Inc.	4,812	113,515
Byline Bancorp, Inc.	12,033	262,440
Cadence Bank	23,250	592,410
Camden National Corp.	14,000	633,220
Capital Bancorp, Inc.	4,178	103,489
Capital City Bank Group, Inc.	5,694	181,809
Capstar Financial Holdings, Inc.	8,980	180,947
Carter Bankshares, Inc.(a)	23,017	379,090
Cathay General Bancorp	120,468	5,052,428
CBTX, Inc.	4,994	148,821
Central Pacific Financial Corp.	70,651	1,539,485
Central Valley Community Bancorp	24,415	434,587
Chemung Financial Corp.	1,552	69,949
City Holding Co.	1,269	107,878
Civista Bancshares, Inc.	12,500	264,375
CNB Financial Corp.	15,977	420,515
Columbia Banking System, Inc.	30,600	916,470
Comerica, Inc.	4,451	357,415
Community Bank System, Inc.	51,200	3,347,456
Community Financial Corp. (The)	4,100	155,021
Community Trust Bancorp, Inc.	25,161	1,063,052
ConnectOne Bancorp, Inc.	47,099	1,178,888
CrossFirst Bankshares, Inc.(a)	17,900	235,922
Customers Bancorp, Inc.(a)	61,073	2,118,622
Eagle Bancorp, Inc.	24,500	1,188,985
Enterprise Financial Services Corp.	13,300	608,076
FB Financial Corp.	24,952	988,598
Financial Institutions, Inc.	21,570	561,467

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
First BanCorp	166,570	2,381,951
First BanCorp	946	34,444
First Bancshares, Inc. (The)	13,392	400,421
First Busey Corp.	37,000	851,000
First Business Financial Services, Inc.	12,704	422,789
First Commonwealth Financial Corp.	89,334	1,204,222
First Financial Bancorp	41,000	884,780
First Financial Bankshares, Inc.	88,516	3,762,815
First Financial Corp.	27,458	1,276,797
First Hawaiian, Inc.	49,400	1,270,074
First Internet Bancorp	19,427	712,388
First Merchants Corp.	14,831	590,570
First Mid Bancshares, Inc.	7,900	279,265
First of Long Island Corp. (The)	30,369	559,093
First Western Financial, Inc.(a)	3,663	97,179
Flushing Financial Corp.	54,900	1,133,685
FNB Corp.	102,300	1,219,416
Fulton Financial Corp.	36,754	596,517
Great Southern Bancorp, Inc.	15,686	922,023
Guaranty Bancshares, Inc.	3,420	118,503
Hancock Whitney Corp.	100,916	4,867,179
Hanmi Financial Corp.	67,049	1,657,451
HarborOne Bancorp, Inc.	25,511	347,970
Heartland Financial U.S.A., Inc.	27,792	1,241,469
Heritage Commerce Corp.	9,375	105,844
Heritage Financial Corp.	13,528	351,593
Hilltop Holdings, Inc.	42,700	1,127,280
HomeStreet, Inc.	58,962	2,052,467
HomeTrust Bancshares, Inc.	7,192	166,998
Hope Bancorp, Inc.	85,200	1,232,844
Horizon Bancorp, Inc.	38,439	727,266
Independent Bank Corp.	39,400	3,082,262
Independent Bank Corp.	70,361	1,443,808
Independent Bank Group, Inc.	46,400	3,125,504
International Bancshares Corp.	20,900	872,157
Investar Holding Corp.	15,700	339,120
Lakeland Bancorp, Inc.	60,849	991,230
Live Oak Bancshares, Inc.	24,800	898,752
Macatawa Bank Corp.	44,108	419,908
Common Stocks (continued)
Issuer	Shares	Value ($)
Mercantile Bank Corp.	21,868	723,393
Meta Financial Group, Inc.	22,433	739,392
Midland States Bancorp, Inc.	33,210	833,239
MidWestOne Financial Group, Inc.	18,249	556,595
National Bank Holdings Corp., Class A	2,779	111,521
National Bankshares, Inc.	6,200	208,630
NBT Bancorp, Inc.	9,565	370,931
Nicolet Bankshares, Inc.(a)	6,085	465,989
Northeast Bank	7,600	294,652
Northrim BanCorp, Inc.	8,200	332,510
OceanFirst Financial Corp.	83,497	1,623,182
OFG Bancorp	46,835	1,273,912
Old National Bancorp	69,490	1,159,788
Old Second Bancorp, Inc.	12,819	175,877
Origin Bancorp, Inc.	2,590	105,802
Orrstown Financial Services, Inc.	11,300	290,749
Pacific Premier Bancorp, Inc.	90,400	2,961,504
PacWest Bancorp	44,300	1,166,419
Parke Bancorp, Inc.	10,300	228,454
PCB Bancorp	23,900	448,842
Peapack-Gladstone Financial Corp.	28,870	972,053
Peoples Bancorp, Inc.	20,100	600,789
Pinnacle Financial Partners, Inc.	25,246	2,037,605
Popular, Inc.	47,500	3,667,950
Preferred Bank	10,518	713,541
Premier Financial Corp.	34,700	937,594
Primis Financial Corp.	29,133	381,934
QCR Holdings, Inc.	10,580	590,893
RBB Bancorp	29,881	660,370
Renasant Corp.	82,100	2,737,214
Republic Bancorp, Inc.	13,900	590,750
S&T Bancorp, Inc.	36,058	1,068,759
Sandy Spring Bancorp, Inc.	86,900	3,347,388
Sierra Bancorp	15,764	326,630
Silvergate Capital Corp., Class A(a)	20,316	1,851,194
Simmons First National Corp., Class A	26,100	615,699
SmartFinancial, Inc.	4,531	113,683
South Plains Financial, Inc.	4,244	115,140
Southern First Bancshares, Inc.(a)	1,118	48,197

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Texas Capital Bancshares, Inc.(a)	62,025	3,661,336
Third Coast Bancshares, Inc.(a)	3,180	57,876
Towne Bank	29,752	847,634
Trico Bancshares	17,323	817,472
Triumph Bancorp, Inc.(a)	29,012	1,796,133
Trustmark Corp.	43,094	1,359,185
UMB Financial Corp.	64,374	5,759,542
United Community Banks, Inc.	3,315	111,152
Univest Corporation of Pennsylvania	12,681	314,489
Washington Federal, Inc.	76,154	2,437,690
Washington Trust Bancorp, Inc.	11,300	572,119
Wintrust Financial Corp.	10,800	910,872
Total		146,582,760
Capital Markets 1.7%
Affiliated Managers Group, Inc.	4,900	624,064
Artisan Partners Asset Management, Inc., Class A	17,300	584,048
B Riley Financial, Inc.	17,800	885,906
Diamond Hill Investment Group, Inc.	3,100	530,255
Evercore, Inc., Class A	21,333	1,998,689
Federated Hermes, Inc., Class B	26,200	892,372
Focus Financial Partners, Inc., Class A(a)	147,658	5,780,810
Greenhill & Co., Inc.	65,734	514,040
Houlihan Lokey, Inc., Class A	36,500	2,865,250
Janus Henderson Group PLC	36,800	861,120
Perella Weinberg Partners	89,200	641,348
Silvercrest Asset Management Group, Inc., Class A	17,600	314,512
Stifel Financial Corp.	41,300	2,449,503
StoneX Group, Inc.(a)	9,157	850,136
Victory Capital Holdings, Inc., Class A	34,400	921,232
Virtu Financial, Inc. Class A	39,600	909,216
Virtus Investment Partners, Inc.	3,100	592,875
Total		22,215,376
Consumer Finance 1.0%
Bread Financial Holdings, Inc.	14,200	545,706
Encore Capital Group, Inc.(a)	10,310	563,751
Enova International, Inc.(a)	31,171	1,089,115
Ezcorp, Inc., Class A(a)	47,496	415,590
Green Dot Corp., Class A(a)	43,059	873,667
Navient Corp.	236,228	3,635,549
Common Stocks (continued)
Issuer	Shares	Value ($)
Oportun Financial Corp.(a)	26,095	133,346
PROG Holdings, Inc.(a)	63,278	1,173,174
SLM Corp.	236,112	3,607,791
World Acceptance Corp.(a)	5,156	599,333
Total		12,637,022
Diversified Financial Services 0.2%
Jackson Financial, Inc., Class A	66,811	2,088,512
Insurance 2.2%
American Equity Investment Life Holding Co.	91,031	3,459,178
AMERISAFE, Inc.	52,683	2,519,301
Argo Group International Holdings Ltd.	66,600	1,307,358
Assured Guaranty Ltd.	21,700	1,108,219
Axis Capital Holdings Ltd.	19,800	1,052,370
Bright Health Group, Inc.(a)	20,559	31,044
Brighthouse Financial, Inc.(a)	28,777	1,368,346
CNO Financial Group, Inc.	172,936	3,183,752
Donegal Group, Inc., Class A	11,793	171,234
eHealth, Inc.(a)	22,339	142,970
Employers Holdings, Inc.	55,489	2,172,949
Enstar Group Ltd.(a)	6,100	1,154,425
GoHealth, Inc.(a)	16,100	7,276
Greenlight Capital Re Ltd., Class A(a)	33,100	261,159
Horace Mann Educators Corp.	26,204	937,317
James River Group Holdings Ltd.	14,739	350,199
Kemper Corp.	19,000	874,000
Mercury General Corp.	7,200	229,680
National Western Life Group, Inc., Class A	2,900	551,899
Oscar Health, Inc., Class A(a)	79,915	529,837
Primerica, Inc.	2,400	304,200
ProAssurance Corp.	41,411	885,781
Reinsurance Group of America, Inc.	9,133	1,144,913
Selectquote, Inc.(a)	396,609	440,236
SiriusPoint Ltd.(a)	246,075	1,099,955
Stewart Information Services Corp.	28,170	1,426,529
Trean Insurance Group, Inc.(a)	62,900	279,905
United Fire Group, Inc.	11,970	352,277
White Mountains Insurance Group Ltd.	760	1,041,200
Total		28,387,509

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) 0.8%
Apollo Commercial Real Estate Finance, Inc.	24,300	283,095
Arlington Asset Investment Corp., Class A(a)	69,800	223,360
Blackstone Mortgage Trust, Inc.	111,700	3,237,066
Granite Point Mortgage Trust, Inc.	31,800	299,556
Great Ajax Corp.	27,561	249,427
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	74,000	2,924,480
MFA Financial, Inc.	18,725	204,664
New York Mortgage Trust, Inc.	187,400	524,720
Starwood Property Trust, Inc.	78,400	1,797,712
TPG RE Finance Trust, Inc.	23,700	219,462
Total		9,963,542
Thrifts & Mortgage Finance 1.9%
Axos Financial, Inc.(a)	81,500	3,405,070
Bridgewater Bancshares, Inc.(a)	25,304	434,723
Enact Holdings, Inc.	11,700	297,180
Essent Group Ltd.	28,500	1,139,715
Federal Agricultural Mortgage Corp.	8,900	972,236
FS Bancorp, Inc.	10,780	320,274
Home Bancorp, Inc.	9,365	365,610
Luther Burbank Corp.	28,426	372,665
Merchants Bancorp	22,493	606,636
MGIC Investment Corp.	242,400	3,463,896
New York Community Bancorp, Inc.	119,000	1,165,010
NMI Holdings, Inc., Class A(a)	50,900	1,044,977
Northeast Community Bancorp, Inc.	25,700	325,876
Northfield Bancorp, Inc.	46,570	686,442
Ocwen Financial Corp.(a)	4,495	117,679
Provident Financial Services, Inc.	27,600	641,148
Radian Group, Inc.	176,100	3,717,471
Southern Missouri Bancorp, Inc.	7,382	389,253
Territorial Bancorp, Inc.	12,700	264,287
TrustCo Bank Corp.	22,340	744,815
Waterstone Financial, Inc.	37,402	646,680
William Penn Bancorp	13,100	150,650
WSFS Financial Corp.	78,500	3,795,475
Total		25,067,768
Total Financials		246,942,489
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.2%
Biotechnology 5.3%
2seventy bio, Inc.(a)	3,399	50,067
ACADIA Pharmaceuticals, Inc.(a)	63,966	1,050,961
Adagio Therapeutics, Inc.(a)	25,905	118,127
ADC Therapeutics SA(a)	77,103	525,842
Adverum Biotechnologies, Inc.(a)	40,394	46,857
Agios Pharmaceuticals, Inc.(a)	32,102	818,601
Akebia Therapeutics, Inc.(a)	155,272	56,566
Alector, Inc.(a)	67,017	693,626
Alkermes PLC(a)	29,800	705,366
Allogene Therapeutics, Inc.(a)	119,291	1,635,480
Alpine Immune Sciences, Inc.(a)	4,100	30,791
Amicus Therapeutics, Inc.(a)	243,360	2,732,933
Anika Therapeutics, Inc.(a)	8,279	187,105
Apellis Pharmaceuticals, Inc.(a)	31,796	1,923,976
Arbutus Biopharma Corp.(a)	36,600	81,252
Arcutis Biotherapeutics, Inc.(a)	52,025	1,402,074
Arrowhead Pharmaceuticals, Inc.(a)	59,838	2,376,167
Atara Biotherapeutics, Inc.(a)	184,487	739,793
Biohaven Pharmaceutical Holding Co., Ltd.(a)	4,070	607,855
Blueprint Medicines Corp.(a)	34,596	2,533,119
BridgeBio Pharma, Inc.(a)	41,422	434,931
C4 Therapeutics, Inc.(a)	38,538	388,463
CareDx, Inc.(a)	59,275	1,161,197
Clementia Pharmaceuticals, Inc.(a),(b),(c),(d)	134,864	0
Coherus Biosciences, Inc.(a)	151,930	1,698,577
Cytokinetics, Inc.(a)	18,300	969,168
CytomX Therapeutics, Inc.(a)	74,853	112,280
Deciphera Pharmaceuticals, Inc.(a)	68,919	1,118,555
Dyne Therapeutics, Inc.(a)	22,940	224,812
Emergent BioSolutions, Inc.(a)	106,362	2,554,815
Enanta Pharmaceuticals, Inc.(a)	22,579	1,374,610
Exelixis, Inc.(a)	71,706	1,272,064
Fate Therapeutics, Inc.(a)	30,111	787,102
FibroGen, Inc.(a)	26,526	329,983
G1 Therapeutics, Inc.(a)	76,739	1,113,483
Generation Bio Co.(a)	13,600	69,632
Gritstone bio, Inc.(a)	37,967	124,911

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Halozyme Therapeutics, Inc.(a)	95,369	3,884,379
Heron Therapeutics, Inc.(a)	246,231	1,007,085
Icosavax, Inc.(a)	12,087	57,051
Immunovant, Inc.(a)	24,801	127,725
Insmed, Inc.(a)	32,000	787,840
Ionis Pharmaceuticals, Inc.(a)	2,649	112,636
Iovance Biotherapeutics, Inc.(a)	92,950	996,424
Ironwood Pharmaceuticals, Inc.(a)	48,800	525,088
iTeos Therapeutics, Inc.(a)	44,425	985,347
Jounce Therapeutics, Inc.(a)	9,357	34,247
Kiniksa Pharmaceuticals(a)	26,964	316,018
Kodiak Sciences, Inc.(a)	13,400	134,134
Kronos Bio, Inc.(a)	92,170	368,680
Lineage Cell Therapeutics, Inc.(a)	43,600	61,476
Mersana Therapeutics, Inc.(a)	25,630	192,225
Myriad Genetics, Inc.(a)	54,800	1,224,232
Natera, Inc.(a)	39,509	1,946,213
PMV Pharmaceuticals, Inc.(a)	80,295	1,117,706
Praxis Precision Medicines, Inc.(a)	6,600	20,592
Protagonist Therapeutics, Inc.(a)	8,700	75,864
Recursion Pharmaceuticals, Inc., Class A(a)	51,457	540,813
REGENXBIO, Inc.(a)	72,956	2,152,202
Relay Therapeutics, Inc.(a)	81,719	1,877,085
Revolution Medicines, Inc.(a)	54,254	1,130,111
Sage Therapeutics, Inc.(a)	63,932	2,407,679
Sana Biotechnology, Inc.(a)	43,167	293,967
Silverback Therapeutics, Inc.(a)	37,290	202,858
Sutro Biopharma, Inc.(a)	81,171	459,428
Syndax Pharmaceuticals, Inc.(a)	43,500	1,027,035
Tango Therapeutics, Inc.(a)	28,000	114,800
Travere Therapeutics, Inc.(a)	52,867	1,414,721
Twist Bioscience Corp.(a)	65,122	2,612,695
Vanda Pharmaceuticals, Inc.(a)	202,081	2,138,017
Vericel Corp.(a)	132,699	3,310,840
Verve Therapeutics, Inc.(a)	39,884	1,529,950
Vir Biotechnology, Inc.(a)	42,800	1,016,500
Total		68,254,804
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 4.4%
Accuray, Inc.(a)	79,874	190,100
Angiodynamics, Inc.(a)	34,055	753,978
Avanos Medical, Inc.(a)	3,782	93,151
CONMED Corp.	29,760	2,635,843
Cue Health, Inc.(a)	7,558	25,168
Figs, Inc., Class A(a)	72,734	840,805
Haemonetics Corp.(a)	41,300	3,098,739
Inmode Ltd.(a)	4,600	146,924
Integer Holdings Corp.(a)	9,000	567,630
iRhythm Technologies, Inc.(a)	27,781	4,096,309
LeMaitre Vascular, Inc.	97,386	4,808,921
Merit Medical Systems, Inc.(a)	150,282	8,901,203
Mesa Laboratories, Inc.	27,084	4,627,572
Neogen Corp.(a)	211,143	4,412,889
Nevro Corp.(a)	33,544	1,520,214
NuVasive, Inc.(a)	53,121	2,258,174
Omnicell, Inc.(a)	73,696	7,538,364
OraSure Technologies, Inc.(a)	126,587	517,741
Orthofix Medical, Inc.(a)	13,597	270,580
Outset Medical, Inc.(a)	113,608	2,077,890
SeaSpine Holdings Corp.(a)	17,180	109,952
Shockwave Medical, Inc.(a)	20,205	5,998,056
Sight Sciences, Inc.(a)	18,425	128,422
Tactile Systems Technology, Inc.(a)	14,544	119,988
Varex Imaging Corp.(a)	39,133	825,315
Zimvie, Inc.(a)	8,979	136,660
Zynex, Inc.	34,700	310,218
Total		57,010,806
Health Care Providers & Services 1.2%
Acadia Healthcare Co., Inc.(a)	42,309	3,466,376
Accolade, Inc.(a)	110,520	1,125,094
AdaptHealth Corp.(a)	124,700	2,240,859
agilon health, Inc.(a)	8,624	179,207
Amedisys, Inc.(a)	14,896	1,764,431
Cano Health, Inc.(a)	360,811	2,226,204
National Research Corp., Class A	39,693	1,353,928

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Patterson Companies, Inc.	9,800	273,322
Tenet Healthcare Corp.(a)	47,200	2,666,800
Total		15,296,221
Health Care Technology 1.4%
Allscripts Healthcare Solutions, Inc.(a)	125,150	2,127,550
Certara, Inc.(a)	14,050	220,163
Computer Programs & Systems, Inc.(a)	23,093	704,567
Definitive Healthcare Corp.(a)	153,650	3,085,292
Evolent Health, Inc., Class A(a)	118,709	4,362,556
HealthStream, Inc.(a)	21,581	477,588
NextGen Healthcare, Inc.(a)	13,839	237,200
Simulations Plus, Inc.	115,319	6,924,906
Total		18,139,822
Life Sciences Tools & Services 1.1%
Azenta, Inc.	77,476	4,083,760
Berkeley Lights, Inc.(a)	125,496	460,570
Harvard Bioscience, Inc.(a)	4,600	15,180
Personalis, Inc.(a)	107,024	354,249
Rapid Micro Biosystems, Inc., Class A(a)	50,856	169,351
Repligen Corp.(a)	32,325	7,091,135
Seer, Inc.(a)	27,805	280,831
Stevanato Group SpA	82,025	1,361,615
Total		13,816,691
Pharmaceuticals 0.8%
Arvinas, Inc.(a)	43,894	1,858,472
Atea Pharmaceuticals, Inc.(a)	22,410	168,075
Athira Pharma, Inc.(a)	34,042	115,062
Nektar Therapeutics(a)	48,132	189,640
Organon & Co.	8,968	255,857
Phibro Animal Health Corp., Class A	15,600	231,036
Prestige Consumer Healthcare, Inc.(a)	61,600	3,115,728
Reata Pharmaceuticals, Inc., Class A(a)	3,200	76,512
Revance Therapeutics, Inc.(a)	116,644	2,321,216
Taro Pharmaceutical Industries Ltd.(a)	27,200	915,552
Tricida, Inc.(a)	21,720	271,934
Total		9,519,084
Total Health Care		182,037,428
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 22.0%
Aerospace & Defense 2.0%
AAR Corp.(a)	13,800	591,744
Aerojet Rocketdyne Holdings, Inc.(a)	6,540	281,678
AerSale Corp.(a)	12,583	242,600
Axon Enterprise, Inc.(a)	44,171	5,153,872
Hexcel Corp.	48,732	2,859,107
Mercury Systems, Inc.(a)	121,718	5,858,287
Moog, Inc., Class A	51,240	3,841,975
National Presto Industries, Inc.	15,300	1,043,766
Parsons Corp.(a)	105,862	4,380,570
V2X, Inc.(a)	31,900	1,105,654
Total		25,359,253
Air Freight & Logistics 0.2%
Atlas Air Worldwide Holdings, Inc.(a)	5,900	589,528
Forward Air Corp.	8,500	824,840
GXO Logistics, Inc.(a)	27,466	1,218,941
Radiant Logistics, Inc.(a)	25,369	177,583
Total		2,810,892
Airlines 0.1%
Frontier Group Holdings, Inc.(a)	92,236	1,189,844
Mesa Air Group, Inc.(a)	109,300	265,599
Spirit Airlines, Inc.(a)	12,400	281,232
Total		1,736,675
Building Products 2.3%
AAON, Inc.	133,762	7,688,639
Advanced Drainage Systems, Inc.	23,461	3,183,658
American Woodmark Corp.(a)	10,900	564,947
Caesarstone Ltd.	346	3,526
Carlisle Companies, Inc.	6,458	1,909,372
JELD-WEN Holding, Inc.(a)	97,400	1,086,010
Masonite International Corp.(a)	13,800	1,129,116
PGT, Inc.(a)	29,200	610,864
Quanex Building Products Corp.	27,067	603,594
Simpson Manufacturing Co., Inc.	94,624	8,765,967
Trex Company, Inc.(a)	76,275	3,568,907
UFP Industries, Inc.	3,794	301,206
Total		29,415,806

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 2.4%
ABM Industries, Inc.	66,500	3,085,600
ACCO Brands Corp.	193,986	1,150,337
ACV Auctions, Inc., Class A(a)	119,250	1,014,818
BrightView Holdings, Inc.(a)	18,116	183,334
Brink’s Co. (The)	14,500	801,560
Casella Waste Systems, Inc., Class A(a)	177,471	14,540,199
CoreCivic, Inc.(a)	181,983	1,734,298
Ennis, Inc.	6,249	132,666
Healthcare Services Group, Inc.	84,900	1,194,543
Interface, Inc.	42,000	469,140
Kimball International, Inc., Class B	140,818	1,077,258
Matthews International Corp., Class A	18,598	465,136
MillerKnoll, Inc.	30,100	833,168
MSA Safety, Inc.	24,999	2,971,381
Steelcase, Inc., Class A	58,280	651,570
Total		30,305,008
Construction & Engineering 1.7%
API Group Corp.(a)	176,200	2,739,910
Argan, Inc.	10,090	349,013
Construction Partners, Inc., Class A(a)	238,999	6,993,111
EMCOR Group, Inc.	27,600	3,282,192
Fluor Corp.(a)	45,300	1,197,732
Great Lakes Dredge & Dock Corp.(a)	83,204	796,262
MYR Group, Inc.(a)	3,200	297,408
Primoris Services Corp.	64,681	1,311,084
Sterling Infrastructure, Inc.(a)	25,200	637,308
Tutor Perini Corp.(a)	141,206	957,377
Valmont Industries, Inc.	10,586	2,930,416
Total		21,491,813
Electrical Equipment 1.6%
Atkore, Inc.(a)	9,300	785,013
AZZ, Inc.	29,400	1,252,734
Bloom Energy Corp., Class A(a)	225,155	5,721,189
Encore Wire Corp.	26,544	3,453,374
EnerSys	19,000	1,185,030
GrafTech International Ltd.	118,900	699,132
Powell Industries, Inc.	30,082	741,822
Common Stocks (continued)
Issuer	Shares	Value ($)
Preformed Line Products Co.	5,000	389,000
Shoals Technologies Group, Inc., Class A(a)	99,752	2,630,460
Sunrun, Inc.(a)	90,300	2,982,609
Thermon(a)	51,900	910,845
Vertiv Holdings Co.	27,702	319,404
Total		21,070,612
Machinery 4.8%
AGCO Corp.	4,042	439,406
Allison Transmission Holdings, Inc.	30,200	1,095,052
Astec Industries, Inc.	12,327	470,645
Barnes Group, Inc.	38,267	1,188,190
Blue Bird Corp.(a)	14,000	166,180
Chart Industries, Inc.(a)	16,666	3,230,871
Douglas Dynamics, Inc.	127,910	3,722,181
Enerpac Tool Group Corp.	30,000	582,000
EnPro Industries, Inc.	6,600	597,696
ESCO Technologies, Inc.	51,637	4,204,801
Evoqua Water Technologies Corp.(a)	188,661	6,618,228
Flowserve Corp.	39,400	1,200,518
Gates Industrial Corp. PLC(a)	50,400	540,288
Greenbrier Companies, Inc. (The)	38,032	1,084,292
Helios Technologies, Inc.	87,961	4,804,430
Hillenbrand, Inc.	27,200	1,133,424
Hillman Solutions Corp.(a)	360,030	3,020,652
Hyster-Yale Materials Handling, Inc.	9,200	267,996
ITT, Inc.	34,016	2,467,180
John Bean Technologies Corp.	63,610	6,568,369
LB Foster Co., Class A(a)	14,200	186,020
Manitowoc Co., Inc. (The)(a)	48,854	466,556
Miller Industries, Inc.	17,800	418,478
Mueller Industries, Inc.	9,300	587,481
Mueller Water Products, Inc., Class A	46,700	526,776
Omega Flex, Inc.	28,626	2,891,799
Proto Labs, Inc.(a)	12,500	480,000
RBC Bearings, Inc.(a)	36,077	8,683,012
REV Group, Inc.	34,799	400,884
Timken Co. (The)	19,500	1,228,305

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Trinity Industries, Inc.	32,709	797,445
Wabash National Corp.	114,516	1,883,788
Total		61,952,943
Marine 0.0%
Costamare, Inc.	3,877	43,733
Matson, Inc.	6,700	493,522
Total		537,255
Professional Services 2.7%
Barrett Business Services, Inc.	5,864	472,873
BGSF, Inc.	15,300	185,104
Exponent, Inc.	108,241	10,159,500
Heidrick & Struggles International, Inc.	51,781	1,473,687
ICF International, Inc.	41,800	4,245,208
KBR, Inc.	128,502	6,206,647
Kelly Services, Inc., Class A	52,852	851,446
Kforce, Inc.	43,509	2,380,812
Korn/Ferry International	18,800	1,145,296
ManpowerGroup, Inc.	11,800	865,176
Resources Connection, Inc.	67,238	1,313,831
Science Applications International Corp.	34,900	3,178,343
TrueBlue, Inc.(a)	95,474	1,961,036
Total		34,438,959
Road & Rail 1.0%
ArcBest Corp.	70,422	5,671,084
Covenant Logistics Group, Inc., Class A	27,611	776,421
Heartland Express, Inc.	58,700	889,305
Lyft, Inc., Class A(a)	72,490	1,067,778
PAM Transportation Services, Inc.(a)	8,900	264,419
Saia, Inc.(a)	12,122	2,507,193
Schneider National, Inc., Class B	29,797	681,159
Werner Enterprises, Inc.	26,382	1,049,740
Total		12,907,099
Trading Companies & Distributors 3.2%
Air Lease Corp.	47,214	1,716,701
Applied Industrial Technologies, Inc.	39,394	4,176,552
Beacon Roofing Supply, Inc.(a)	53,600	2,943,176
BlueLinx Holdings, Inc.(a)	11,100	778,110
Boise Cascade Co.	58,456	3,643,563
Common Stocks (continued)
Issuer	Shares	Value ($)
Core & Main, Inc., Class A(a)	79,004	1,862,124
DXP Enterprises, Inc.(a)	19,917	529,394
GMS, Inc.(a)	6,000	289,200
Herc Holdings Inc	24,300	2,734,479
NOW, Inc.(a)	102,426	1,241,403
Rush Enterprises, Inc., Class A	59,562	2,802,988
SiteOne Landscape Supply, Inc.(a)	59,185	7,407,595
Titan Machinery, Inc.(a)	42,372	1,304,210
Transcat, Inc.(a)	30,338	2,247,742
Triton International Ltd.	60,500	3,605,195
Univar, Inc.(a)	62,900	1,586,338
WESCO International, Inc.(a)	12,849	1,691,956
Total		40,560,726
Total Industrials		282,587,041
Information Technology 14.3%
Communications Equipment 0.5%
Aviat Networks, Inc.(a)	6,577	205,860
Casa Systems, Inc.(a)	84,900	329,412
Ciena Corp.(a)	40,102	2,034,775
Comtech Telecommunications Corp.	27,200	307,088
Digi International, Inc.(a)	232	7,682
EMCORE Corp.(a)	46,774	111,322
Extreme Networks, Inc.(a)	103,700	1,486,021
NETGEAR, Inc.(a)	54,693	1,290,208
Netscout Systems, Inc.(a)	16,563	525,710
Ribbon Communications, Inc.(a)	49,993	175,475
Total		6,473,553
Electronic Equipment, Instruments & Components 2.3%
Avnet, Inc.	36,634	1,607,866
Belden, Inc.	19,200	1,257,216
Benchmark Electronics, Inc.	35,098	963,440
ePlus, Inc.(a)	21,942	1,033,907
FARO Technologies, Inc.(a)	4,252	142,655
II-VI, Inc.(a)	25,710	1,214,283
Insight Enterprises, Inc.(a)	9,800	892,976
Itron, Inc.(a)	43,949	2,091,093
Kimball Electronics, Inc.(a)	34,054	733,523
Littelfuse, Inc.	8,783	2,083,503
Methode Electronics, Inc.	30,800	1,246,168

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Novanta, Inc.(a)	65,954	8,817,390
PC Connection, Inc.	18,311	909,691
Plexus Corp.(a)	13,100	1,227,863
Sanmina Corp.(a)	20,000	970,400
Scansource, Inc.(a)	33,148	960,298
TTM Technologies, Inc.(a)	69,700	1,096,381
Vishay Intertechnology, Inc.	60,300	1,186,101
Vontier Corp.	48,400	1,060,928
Total		29,495,682
IT Services 1.6%
Cass Information Systems, Inc.	29,000	1,063,720
Computer Services, Inc.	58,492	3,319,421
Conduent, Inc.(a)	35,264	144,230
DigitalOcean Holdings, Inc.(a)	65,806	2,769,775
ExlService Holdings, Inc.(a)	42,276	7,090,108
Flywire Corp.(a)	31,735	788,932
Globant SA(a)	12,924	2,723,991
MAXIMUS, Inc.	9,200	557,428
Paysafe Ltd.(a)	124,342	205,164
Remitly Global, Inc.(a)	107,306	1,180,366
Repay Holdings Corp.(a)	52,444	487,205
SolarWinds Corp.(a)	20,898	189,545
Unisys Corp.(a)	5,551	51,680
Total		20,571,565
Semiconductors & Semiconductor Equipment 1.5%
ACM Research, Inc., Class A(a)	63,400	1,070,826
Cirrus Logic, Inc.(a)	15,672	1,201,886
Diodes, Inc.(a)	47,400	3,373,458
Impinj, Inc.(a)	7,110	634,781
MagnaChip Semiconductor Corp.(a)	166,700	1,950,390
MKS Instruments, Inc.	23,017	2,292,723
Photronics, Inc.(a)	39,000	655,200
Semtech Corp.(a)	22,236	1,027,081
SMART Global Holdings, Inc.(a)	109,700	2,012,995
Ultra Clean Holdings, Inc.(a)	59,000	1,726,930
Wolfspeed, Inc.(a)	27,955	3,172,054
Total		19,118,324
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 8.1%
Altair Engineering, Inc., Class A(a)	111,793	5,814,354
Blackline, Inc.(a)	111,324	7,563,353
CCC Intelligent Solutions Holdings, Inc.(a)	89,200	852,752
Cerence, Inc.(a)	46,919	938,849
ChannelAdvisor Corp.(a)	25,654	387,119
Clearwater Analytics Holdings, Inc., Class A(a)	72,725	1,119,965
Confluent, Inc., Class A(a)	77,213	2,112,548
Consensus Cloud Solutions, Inc.(a)	9,257	466,090
CyberArk Software Ltd.(a)	29,293	4,226,394
Descartes Systems Group, Inc. (The)(a)	141,210	9,941,184
Duck Creek Technologies, Inc.(a)	24,592	292,645
Ebix, Inc.	23,300	606,266
Elastic NV(a)	33,409	2,803,349
Embark Technology, Inc.(a)	16,697	151,943
Envestnet, Inc.(a)	45,996	2,408,811
Everbridge, Inc.(a)	33,795	1,344,365
EverCommerce, Inc.(a)	19,751	229,902
Five9, Inc.(a)	25,004	2,453,142
HashiCorp, Inc., Class A(a)	79,984	2,827,434
Informatica, Inc., Class A(a)	34,021	750,843
Instructure Holdings, Inc.(a)	23,161	526,450
Intelligent Systems Corp.(a)	11,900	288,575
Jamf Holding Corp.(a)	3,400	81,430
JFrog Ltd.(a)	63,188	1,336,426
Model N, Inc.(a)	258,950	7,742,605
NCR Corp.(a)	28,900	897,345
New Relic, Inc.(a)	38,616	2,344,377
Nutanix, Inc., Class A(a)	57,095	987,744
ON24, Inc.(a)	9,860	88,346
Paycor HCM, Inc.(a)	278,034	8,238,147
PROS Holdings, Inc.(a)	181,148	3,776,936
Q2 Holdings, Inc.(a)	129,042	5,125,548
SecureWorks Corp., Class A(a)	10,838	112,715
SentinelOne, Inc., Class A(a)	89,895	2,455,032
Smartsheet, Inc., Class A(a)	71,587	2,381,699
Sprout Social, Inc., Class A(a)	15,854	951,874
SPS Commerce, Inc.(a)	85,675	10,462,631
Telos Corp.(a)	120,700	1,194,930

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Vertex, Inc.(a)	278,869	3,814,928
Workiva, Inc., Class A(a)	45,080	3,060,481
Xperi Holding Corp.	38,400	610,944
Total		103,770,471
Technology Hardware, Storage & Peripherals 0.3%
Avid Technology, Inc.(a)	23,309	637,501
Diebold, Inc.(a)	35,400	123,192
Quantum Corp.(a)	52,960	83,147
Super Micro Computer, Inc.(a)	12,100	787,468
Xerox Holdings Corp.	143,083	2,378,040
Total		4,009,348
Total Information Technology		183,438,943
Materials 3.4%
Chemicals 2.0%
AdvanSix, Inc.	42,088	1,526,111
Ashland, Inc.	33,400	3,398,784
Avient Corp.	38,100	1,669,923
Balchem Corp.	48,732	6,423,852
Cabot Corp.	52,300	3,764,031
Chase Corp.	7,300	643,568
Ecovyst, Inc.(a)	173,664	1,604,655
FutureFuel Corp.	37,900	276,291
Hawkins, Inc.	7,000	268,240
HB Fuller Co.	46,800	3,035,448
Ingevity Corp.(a)	4,600	322,644
Innospec, Inc.	6,400	598,144
Koppers Holdings, Inc.	13,494	308,068
NewMarket Corp.	1,000	287,210
Tredegar Corp.	54,200	553,382
Trinseo PLC	33,175	880,133
Valhi, Inc.	2,420	84,555
Total		25,645,039
Containers & Packaging 0.3%
O-I Glass, Inc.(a)	223,200	2,903,832
Pactiv Evergreen, Inc.	20,367	226,074
TriMas Corp.	19,200	528,384
Total		3,658,290
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 1.0%
Arconic Corp.(a)	25,220	635,796
ATI, Inc.(a)	99,100	2,966,063
Commercial Metals Co.	16,100	652,211
Compass Minerals International, Inc.	8,200	332,018
Constellium SE(a)	20,900	278,388
Kaiser Aluminum Corp.	16,247	1,165,885
Materion Corp.	34,100	2,943,171
Olympic Steel, Inc.	10,100	265,832
Ryerson Holding Corp.	22,400	638,400
Schnitzer Steel Industries, Inc., Class A	28,057	927,003
SunCoke Energy, Inc.	45,826	301,993
Warrior Met Coal, Inc.	34,920	1,136,646
Worthington Industries, Inc.	6,200	316,138
Total		12,559,544
Paper & Forest Products 0.1%
Clearwater Paper Corp.(a)	12,913	549,319
Glatfelter Corp.	35,744	174,073
Mercer International, Inc.	66,836	1,084,080
Sylvamo Corp.	8,868	394,094
Total		2,201,566
Total Materials		44,064,439
Real Estate 4.6%
Equity Real Estate Investment Trusts (REITS) 3.7%
Alexander’s, Inc.	4,500	1,066,050
American Assets Trust, Inc.	98,800	2,742,688
Apple Hospitality REIT, Inc.	355,546	5,656,737
Armada Hoffler Properties, Inc.	22,365	293,652
Braemar Hotels & Resorts, Inc.	184,618	950,783
Centerspace	44,004	3,317,022
CTO Realty Growth, Inc.	13,868	292,754
CubeSmart	40,428	1,861,709
Equity Commonwealth(a)	85,469	2,248,689
First Industrial Realty Trust, Inc.	45,900	2,326,212
Hersha Hospitality Trust(a)	10,766	104,430
Independence Realty Trust, Inc.	98,800	1,921,660
Industrial Logistics Properties Trust	13,633	102,111
NetSTREIT Corp.	70,100	1,378,166

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Orion Office REIT, Inc.	3,300	32,571
Park Hotels & Resorts, Inc.	89,032	1,246,448
Pebblebrook Hotel Trust	63,700	1,122,394
Piedmont Office Realty Trust, Inc.	117,423	1,383,243
PotlatchDeltic Corp.	61,500	2,854,830
RLJ Lodging Trust	187,686	2,263,493
Sabra Health Care REIT, Inc.	230,100	3,444,597
Sunstone Hotel Investors, Inc.(a)	170,467	1,856,386
Tanger Factory Outlet Centers, Inc.	235,500	3,631,410
Terreno Realty Corp.	51,517	3,142,022
Whitestone REIT	34,229	336,813
Xenia Hotels & Resorts, Inc.(a)	83,118	1,318,252
Total		46,895,122
Real Estate Management & Development 0.9%
FirstService Corp.	57,250	7,160,257
Forestar Group, Inc.(a)	15,041	187,110
Marcus & Millichap, Inc.	30,400	1,136,352
RE/MAX Holdings, Inc., Class A	36,400	828,464
RMR Group, Inc. (The), Class A	38,300	997,332
Seritage Growth Properties, Class A(a)	86,900	1,089,726
Zillow Group, Inc., Class A(a)	12,845	429,023
Total		11,828,264
Total Real Estate		58,723,386
Utilities 2.4%
Electric Utilities 1.1%
Allete, Inc.	30,140	1,783,685
Hawaiian Electric Industries, Inc.	29,500	1,154,040
Otter Tail Corp.	17,800	1,344,612
PNM Resources, Inc.	25,400	1,204,722
Portland General Electric Co.	160,956	8,316,597
Total		13,803,656
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.8%
New Jersey Resources Corp.	89,400	3,946,116
Northwest Natural Holding Co.	21,771	1,036,517
ONE Gas, Inc.	47,600	3,725,652
South Jersey Industries, Inc.	37,000	1,252,450
Spire, Inc.	16,000	1,118,240
Total		11,078,975
Independent Power and Renewable Electricity Producers 0.3%
Clearway Energy, Inc., Class C	102,100	3,787,910
Multi-Utilities 0.2%
Avista Corp.	27,500	1,117,325
Black Hills Corp.	16,200	1,222,776
Total		2,340,101
Total Utilities		31,010,642
Total Common Stocks (Cost $1,261,170,411)		1,266,775,685

Exchange-Traded Equity Funds 0.2%
	Shares	Value ($)
Sector 0.2%
SPDR S&P Biotech ETF(a)	28,900	2,418,930
Total Exchange-Traded Equity Funds (Cost $2,664,835)		2,418,930

Money Market Funds 1.1%

Columbia Short-Term Cash Fund, 2.366%(e),(f)	14,334,986	14,327,819
Total Money Market Funds (Cost $14,327,946)		14,327,819
Total Investments in Securities (Cost: $1,278,163,192)		1,283,522,434
Other Assets & Liabilities, Net		1,581,498
Net Assets		1,285,103,932

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
August 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2022, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At August 31, 2022, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Clementia Pharmaceuticals, Inc.	04/23/2019	134,864	—	—

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	35,234,038	323,412,071	(344,318,186)	(104)	14,327,819	(8,676)	163,641	14,334,986
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	15,279,385	—	—	15,279,385
Consumer Discretionary	122,893,548	—	—	122,893,548
Consumer Staples	37,891,925	—	—	37,891,925
Energy	61,906,459	—	—	61,906,459
Financials	246,942,489	—	—	246,942,489
Health Care	182,037,428	—	0*	182,037,428
Industrials	282,587,041	—	—	282,587,041
Information Technology	180,119,522	3,319,421	—	183,438,943
Materials	44,064,439	—	—	44,064,439
Real Estate	58,723,386	—	—	58,723,386
Utilities	31,010,642	—	—	31,010,642
Total Common Stocks	1,263,456,264	3,319,421	0*	1,266,775,685
Exchange-Traded Equity Funds	2,418,930	—	—	2,418,930
Money Market Funds	14,327,819	—	—	14,327,819
Total Investments in Securities	1,280,203,013	3,319,421	0*	1,283,522,434

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	27

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,263,835,246)	$1,269,194,615
Affiliated issuers (cost $14,327,946)	14,327,819
Receivable for:
Investments sold	1,449,137
Capital shares sold	1,508,889
Dividends	1,021,680
Foreign tax reclaims	4,285
Expense reimbursement due from Investment Manager	8,393
Prepaid expenses	16,742
Trustees’ deferred compensation plan	106,959
Total assets	1,287,638,519
Liabilities
Payable for:
Investments purchased	625,891
Capital shares purchased	1,219,204
Management services fees	29,359
Transfer agent fees	383,683
Compensation of board members	20,381
Other expenses	149,110
Trustees’ deferred compensation plan	106,959
Total liabilities	2,534,587
Net assets applicable to outstanding capital stock	$1,285,103,932
Represented by
Paid in capital	1,186,484,463
Total distributable earnings (loss)	98,619,469
Total - representing net assets applicable to outstanding capital stock	$1,285,103,932
Institutional Class
Net assets	$1,285,101,403
Shares outstanding	82,624,712
Net asset value per share	$15.55
Institutional 3 Class
Net assets	$2,529
Shares outstanding	163
Net asset value per share(a)	$15.55

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$15,745,412
Dividends — affiliated issuers	163,641
Foreign taxes withheld	(29,910)
Total income	15,879,143
Expenses:
Management services fees	11,665,000
Transfer agent fees
Institutional Class	4,271,199
Institutional 3 Class	1
Compensation of board members	30,709
Custodian fees	64,213
Printing and postage fees	299,258
Registration fees	80,013
Audit fees	54,500
Legal fees	26,296
Interest on interfund lending	71
Compensation of chief compliance officer	341
Other	27,036
Total expenses	16,518,637
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,484,999)
Total net expenses	14,033,638
Net investment income	1,845,505
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	138,610,614
Investments — affiliated issuers	(8,676)
Net realized gain	138,601,938
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(363,318,877)
Investments — affiliated issuers	(104)
Net change in unrealized appreciation (depreciation)	(363,318,981)
Net realized and unrealized loss	(224,717,043)
Net decrease in net assets resulting from operations	$(222,871,538)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	29

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income	$1,845,505	$136,781
Net realized gain	138,601,938	272,337,278
Net change in unrealized appreciation (depreciation)	(363,318,981)	246,069,171
Net increase (decrease) in net assets resulting from operations	(222,871,538)	518,543,230
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(213,409,162)	(4,309,601)
Institutional 3 Class	(529)	(13)
Total distributions to shareholders	(213,409,691)	(4,309,614)
Increase (decrease) in net assets from capital stock activity	237,772,579	(198,212,420)
Total increase (decrease) in net assets	(198,508,650)	316,021,196
Net assets at beginning of year	1,483,612,582	1,167,591,386
Net assets at end of year	$1,285,103,932	$1,483,612,582

	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	21,496,910	377,218,941	18,593,212	368,720,535
Distributions reinvested	11,448,989	213,409,162	241,164	4,309,601
Redemptions	(18,945,152)	(352,855,524)	(29,323,851)	(571,242,556)
Net increase (decrease)	14,000,747	237,772,579	(10,489,475)	(198,212,420)
Total net increase (decrease)	14,000,747	237,772,579	(10,489,475)	(198,212,420)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

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Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	31

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 8/31/2022	$21.62	0.02	(2.85)	(2.83)	(0.01)	(3.23)	(3.24)
Year Ended 8/31/2021	$14.76	0.00(d)	6.92	6.92	(0.06)	—	(0.06)
Year Ended 8/31/2020	$14.39	0.04	0.80	0.84	(0.05)	(0.42)	(0.47)
Year Ended 8/31/2019	$17.75	0.03	(2.37)	(2.34)	(0.02)	(1.00)	(1.02)
Year Ended 8/31/2018	$15.18	(0.01)	3.80	3.79	(0.01)	(1.21)	(1.22)
Institutional 3 Class
Year Ended 8/31/2022	$21.58	0.05	(2.83)	(2.78)	(0.02)	(3.23)	(3.25)
Year Ended 8/31/2021	$14.73	0.03	6.90	6.93	(0.08)	—	(0.08)
Year Ended 8/31/2020(f)	$15.37	0.04	(0.68)(g)	(0.64)	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Rounds to zero.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 8/31/2022	$15.55	(15.57%)	1.17%(c)	0.99%(c)	0.13%	59%	$1,285,101
Year Ended 8/31/2021	$21.62	46.94%	1.13%	0.99%	0.01%	59%	$1,483,609
Year Ended 8/31/2020	$14.76	5.76%	1.09%	0.99%	0.26%	83%	$1,167,589
Year Ended 8/31/2019	$14.39	(12.85%)	1.06%	1.05%	0.22%	97%	$1,664,350
Year Ended 8/31/2018	$17.75	26.26%	1.17%(e)	1.09%(e)	(0.04%)	82%	$1,794,886
Institutional 3 Class
Year Ended 8/31/2022	$15.55	(15.33%)	0.84%(c)	0.81%(c)	0.30%	59%	$3
Year Ended 8/31/2021	$21.58	47.18%	0.86%	0.81%	0.16%	59%	$4
Year Ended 8/31/2020(f)	$14.73	(4.16%)	0.86%(h)	0.81%(h)	0.38%(h)	83%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	33

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Multi-Manager Small Cap Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
34	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
August 31, 2022
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2022 was 0.82% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Conestoga Capital Advisors, LLC, Hotchkis and Wiley Capital Management, LLC and J.P. Morgan Investment Management Inc., each of which subadvises a portion of the assets of the Fund. Effective July 18, 2022, the Investment Manager has entered into a Subadvisory Agreement with Jacobs Levy Equity Management, Inc. to serve as a subadviser to a portion of the assets of the Fund. Prior to December 16, 2021, BMO Asset Management Corp. served as a subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
36	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.30
Institutional 3 Class	0.02
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2022
Institutional Class	0.99%
Institutional 3 Class	0.81
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
August 31, 2022
inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, former pfic holdings, trustees’ deferred compensation, non-deductible expenses, distribution reclassifications, earnings and profits distributed to shareholders on the redemption of shares and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
95,541	(11,050,062)	10,954,521
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
84,087,244	129,322,447	213,409,691	4,309,614	—	4,309,614
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,220,203	113,217,521	—	(15,691,505)
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,299,213,939	144,156,536	(159,848,041)	(15,691,505)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
38	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $868,126,344 and $819,119,524, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	300,000	2.85	3
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
August 31, 2022
syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended August 31, 2022.
Note 9. Significant risks
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
40	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	41

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Small Cap Equity Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Small Cap Equity Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
42	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
13.18%	12.98%	$140,285,516
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
44	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
46	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	47

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
48	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	49

 Approval of Management and SubadvisoryAgreements
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Small Cap Equity Strategies Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of Conestoga Capital Advisors, LLC, Hotchkis and Wiley Capital Management, LLC, J.P. Morgan Investment Management Inc. and Jacobs Levy Equity Management, Inc. (Jacobs Levy) (collectively, the Subadvisers), the Subadvisers provide portfolio management and related services for the Fund.
The Fund’s Board of Trustees (the Board) at its June 23, 2022 meeting (the June Meeting), considered the initial approval of the Subadvisory Agreement between the Investment Manager and Jacobs Levy with respect to the Fund. At the June Meeting, independent legal counsel (Independent Legal Counsel) to the independent Board members (the Independent Trustees) reviewed with the Board the legal standards for consideration by directors/trustees of advisory and subadvisory agreements and referred to the various written materials and oral presentations received by the Board and its Contracts, Compliance, and Investment Review Committees in connection with the Board’s evaluation of Jacobs Levy’s proposed services.
The Trustees held discussions with the Investment Manager and Jacobs Levy and reviewed and considered various written materials and oral presentations in connection with the evaluation of Jacobs Levy’s proposed services, including the reports from management with respect to the fees and terms of the proposed Subadvisory Agreement and Jacobs Levy’s investment strategy/style and performance and from the Compliance Committee, with respect to the code of ethics and compliance program of Jacobs Levy. In considering the Subadvisory Agreement, the Board reviewed, among other things:
•	Terms of the Subadvisory Agreement;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of various services proposed to be performed by Jacobs Levy under the Subadvisory Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the experience and resources of Jacobs Levy, including information regarding senior management, portfolio managers, and other personnel;
•	Information regarding the capabilities of Jacobs Levy’s compliance program; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including a majority of the Independent Trustees, upon the recommendation of the Investment Manager, unanimously approved the Subadvisory Agreement between the Investment Manager and Jacobs Levy with respect to the Fund on June 23, 2022.
On an annual basis, the Board, including the Independent Trustees, considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by Independent Legal Counsel to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
50	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements (except for the Jacobs Levy Subadvisory Agreement which was proposed for initial approval) for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Management Agreement and Subadvisory Agreements except the Jacobs Levy Subadvisory Agreement (the Renewal Subadvisory Agreements and, together with the Management Agreement, the Renewal Advisory Agreements), which was separately considered for initial approval. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Renewal Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Renewal Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Renewal Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Renewal Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
When considering the approval of the Subadvisory Agreement with Jacobs Levy, the Board considered its analysis of the reports and presentations received by it, detailing the services proposed to be performed by Jacobs Levy as a subadviser for the Fund, as well as the history, expertise, resources and capabilities, and the qualifications of the personnel of Jacobs Levy. The Board considered the diligence and selection process undertaken by the Investment Manager to select Jacobs Levy, including the Investment Manager’s rationale for recommending Jacobs Levy, and the process for monitoring Jacobs Levy’s ongoing performance of services for the Fund. The Board observed that Jacobs Levy’s compliance program had been
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	51

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
reviewed by the Fund’s Chief Compliance Officer and was determined by him to be reasonably designed to prevent violation of the federal securities laws by the Fund. The Board also observed that information had been presented regarding Jacobs Levy’s ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board also considered the information provided by management regarding the personnel, risk controls, philosophy, and investment processes of Jacobs Levy. The Board also noted the presentation by Jacobs Levy to the Board’s Investment Review Committee.
The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement. Independent Legal Counsel noted that the proposed Subadvisory Agreement was generally similar in scope and form to subadvisory agreements applicable to other subadvised Funds. The Board noted the Investment Manager’s representation that Jacobs Levy has experience subadvising registered mutual funds.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund supported the approval of the Subadvisory Agreement with Jacobs Levy.
When considering the renewal of the Renewal Advisory Agreements, the Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers whose agreements were up for renewal (the Renewal Subadvisors), as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Renewal Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Renewal Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each such Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Renewal Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Renewal Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes
52	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
were recommended to the Renewal Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Renewal Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Renewal Advisory Agreements supported the continuation of the Management Agreement and each of the Subadvisory Agreements up for renewal.
Investment performance
When considering the approval of the Subadvisory Agreement with Jacobs Levy, the Board observed Jacobs Levy’s relevant performance results versus the Fund’s benchmark and versus peers over various periods, noting outperformance versus the Russell 2000 Value benchmark for all applicable periods. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of Jacobs Levy, in light of other considerations, supported the approval of the Subadvisory Agreement.
When considering each of the Renewal Advisory Agreements, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of the Renewal Subadvisers and the Investment Manager’s process for monitoring such Subadvisers’ performance. The Board considered, in particular, management’s rationale for recommending the continued retention of each Renewal Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadvisers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Renewal Subadvisers’ performance and reputation generally and the Investment Manager’s evaluation of each such Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Renewal Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements up for renewal.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
When considering the approval of the Subadvisory Agreement with Jacobs Levy, the Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to Jacobs Levy would be paid by the Investment Manager and would not impact the fees paid by the Fund. The Board observed that the proposed subadvisory fees for Jacobs Levy were within a reasonable range of subadvisory fees paid by the Investment Manager to the subadvisers of other Funds with similar strategies. The Trustees observed that management fees, which were not proposed to change, remained within the range of other peers and that the Fund’s expense ratio also remained within the range of other peers.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	53

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
Additionally, the Board considered the expected decrease in the total profitability of the Investment Manager and its affiliates in connection with the hiring of Jacobs Levy. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the subadviser thereunder, the Board did not consider the profitability to Jacobs Levy from its relationship with the Fund.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the proposed level of subadvisory fees, anticipated costs of services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement with Jacobs Levy.
When considering the Renewal Advisory Agreements, the Board reviewed comparative fees and the costs of services provided under each of the Renewal Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to each Renewal Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Renewal Subadviser to provide comparable subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements up for renewal.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Renewal Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Renewal Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements up for renewal.
54	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.
When considering the approval of the Subadvisory Agreement with Jacobs Levy, the Board also considered the economies of scale that may be realized by the Investment Manager and its affiliates as the Fund grows and took note of the extent to which shareholders might also benefit from such growth. The Board considered, in this regard, the expected decrease in profitability to the Investment Manager from its management agreement with the Fund as a result of the proposed engagement of Jacobs Levy. The Board took into account, in this regard, the significant oversight services provided by the Investment Manager to the Fund. The Board also observed that fees to be paid under the Subadvisory Agreement would not impact fees paid by the Fund (as subadvisory fees are paid by the Investment Manager and not the Fund). The Board observed that the Fund’s management agreement with the Investment Manager continues to provide for sharing of economies of scale as management fees decline as assets increase at pre-established breakpoints. The Board also noted, for the Subadvisory Agreement, that the breakpoints for the Jacobs Levy’s fees did not occur at the same levels as the breakpoints for the Investment Manager’s management fees and the potential challenges of seeking to tailor the management agreement breakpoints to those of a Subadvisory Agreement in this context.
When considering the Renewal Advisory Agreements, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Renewal Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the Subadvisory Agreement with Jacobs Levy and the continuation of the Management Agreement and the other Subadvisory Agreements on June 23, 2022. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Subadvisory Agreement with Jacobs Levy appeared fair and reasonable in light of the services proposed to be provided and approved the Subadvisory Agreement. On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Renewal Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Renewal Advisory Agreements.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2022	55

Multi-Manager Small Cap Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN102_08_M01_(10/22)

Annual Report
August 31, 2022
Multi-Manager International Equity Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager International Equity Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager International Equity Strategies Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Arrowstreet Capital, Limited Partnership
Peter Rathjens, Ph.D.
Manolis Liodakis, Ph.D., M.B.A.
John Campbell, Ph.D.
Derek Vance, CFA
Christopher Malloy, Ph.D.
Baillie Gifford Overseas Limited
Donald Farquharson, CFA
Andrew Stobart
Jenny Davis
Tom Walsh, CFA
Chris Davies
Steve Vaughan, CFA
Causeway Capital Management LLC
Sarah Ketterer, M.B.A.
Harry Hartford
Conor Muldoon, CFA, M.B.A
Alessandro Valentini, CFA, M.B.A.
Jonathan Eng, M.B.A.
Ellen Lee, M.B.A.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
	Inception	1 Year	Life
Institutional Class	05/17/18	-23.66	0.29
Institutional 3 Class*	12/18/19	-23.42	0.38
MSCI EAFE Index (Net)		-19.80	0.01
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 17, 2018 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager International Equity Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	4.7
Consumer Discretionary	9.0
Consumer Staples	9.6
Energy	6.8
Financials	16.0
Health Care	11.2
Industrials	17.6
Information Technology	14.1
Materials	7.2
Real Estate	0.0(a)
Utilities	3.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Country breakdown (%) (at August 31, 2022)
Argentina	1.1
Australia	2.5
Austria	0.1
Belgium	0.6
Brazil	0.7
Canada	2.4
China	2.8
Denmark	1.9
Finland	0.6
France	10.5
Germany	9.7
Hong Kong	2.4
Ireland	2.4
Israel	0.1
Italy	3.7
Japan	15.3
Netherlands	6.0
Norway	0.9
Panama	0.3
Portugal	0.1
Russian Federation	0.0(a)
South Africa	0.4
South Korea	2.8
Spain	3.4
Sweden	2.8
Switzerland	7.1
Taiwan	1.3
Turkey	0.4
United Kingdom	14.0
United States(b)	3.7
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
The Fund is currently managed by three independent investment management firms and each invests a portion of the portfolio’s assets. As of August 31, 2022, Arrowstreet Capital, Limited Partnership (Arrowstreet), Baillie Gifford Overseas Limited (Baillie Gifford) and Causeway Capital Management LLC (Causeway) managed approximately 32.7%, 30.3% and 37.0% of the portfolio, respectively.
For the 12-month period that ended August 31, 2022, Institutional Class shares of Multi-Manager International Equity Strategies Fund returned -23.66%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -19.80% for the same time period.
Market overview
The global markets faced a significant shift in global central bank policies during the fourth quarter of 2021. Most notably, the U.S. Federal Reserve (Fed) had previously viewed rising inflation as a “transitory” development as global supply chains recovered from pandemic-driven shutdowns. However, continued price pressures caused the Fed to announce in November its intention to taper the bond purchases it had used to keep longer term borrowing costs low (known as “quantitative easing”). In addition, the Fed began to prepare the financial markets for the likelihood of multiple increases in its benchmark overnight lending rate in 2022 as opposed to the previously signaled 2023 federal-funds target rate lift-off.
As inflationary pressures persisted in early 2022, investors focused on increasingly hawkish central banks and the potential for a resulting recession. Russia’s late-February invasion of Ukraine spurred further increases in commodity prices and disruptions to supply chains, even as renewed COVID-19 lockdowns in China battered its economy and intensified fears of a global recession. Against this backdrop, investors fled risk-sensitive assets including most equities. The energy sector was the exception as oil and gas prices soared for much of the period on the prospect of Russia limiting or even cutting off entirely the West’s access to its energy production in retaliation for sanctions imposed in the wake of Russia’s invasion of Ukraine.
Arrowstreet
Our portion of the Fund’s portfolio outperformed the MSCI EAFE Index (Net) during the period. As a quantitatively oriented manager, the primary determinant of our strategy’s success or failure tends to be the forecast power of our expected return models. Our strategy outperformed its performance benchmark over the prior twelve months primarily because our equity return forecast outperformed.
Notable contributors in our portion of the Fund
•	Energy was the top contributing sector in our portion of the Fund during the period.
○	Our opportunistic positioning to the Brazilian basket and overweight positioning to the Japanese, UK, and Italian energy baskets were the main drivers of the outperformance.
○	Positive selection within Japanese energy also contributed positively.
•	Industrials was also a top contributor, largely due to our opportunistic exposure to Turkish industrials.
•	Underweight positioning to German industrials and positive selection Japanese and Danish industrials baskets also aided results.
•	From a country perspective, Brazil was the top contributor for the period, as our opportunistic exposure to Brazilian energy was the main driver of the outperformance.
•	Turkey was also a top country contributor, as opportunistic positioning to both industrials and financials contributed positively to value added.
•	Japan was a top country contributor over the period, primarily due to both overweight positioning and positive selection within energy (noted above) and financials.
•	Individual holdings that contributed notably during the period included Brazilian energy company Petroleo Brasileiro SA, Japanese energy company Inpex Corp., and Turkish industrials company Turk Hava Yollari AO.
6	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Notable detractors in our portion of the Fund
•	Information technology was the top sector detractor in our portion of the Fund. Overweight positioning to both Dutch and Japanese IT, coupled with our opportunistic positioning to South Korean IT, detracted from results.
•	The consumer discretionary sector was also a top detractor for our portion of the Fund, largely due to both underweight positioning and negative selection within Japanese consumer discretionary.
•	Overweight positioning to German consumer discretionary also weighed on results.
•	In terms of country allocations, Russia was the largest detracting country in our portion of the portfolio over the period. Our positioning to Russian energy and financials weighed on results.
•	South Korea was also a top country detractor, primarily due to our opportunistic positioning to South Korean IT (noted above).
•	Belgium detracted from relative performance, as average overweight positioning to both consumer staples and communication services drove the underperformance.
•	Individual holdings that detracted most in our portion of the Fund included Dutch IT firm ASML Holding NV, UK healthcare company GSK PLC (formerly GlaxoSmithKline), and Russian energy company Gazprom PJSC.
Baillie Gifford
Our portion of the Fund is compared to the MSCI ACWI ex USA Growth Index (Net), against which it underperformed during the 12-month period against a highly challenging backdrop for growth investing.
Notable detractors in our portion of the Fund
Our strategy is constructed from the bottom up, based on the attractions of individual companies with sector and country positions purely an outcome of stock selection.
•	The three sectors which detracted most from performance on a relative basis were the industrials, consumer discretionary and health care sectors.
•	The performance of the industrial and consumer discretionary sectors has been affected by fears around a recession in Europe.
•	Our health care exposure detracted due to our relative underweight to this sector.
•	The three largest individual detractors relative to our benchmark were MercadoLibre, Inc., Sea Ltd., and Kingspan Group PLC.
○	Both MercadoLibre, a dominant Brazilian online platform, and Sea, a Singaporean internet platform with reach across the ASEAM (Association of Southeast Asian Nations), have continued to enjoy strong top line growth but have been punished by the market for investing in future growth at the expense of short-term profitability.
○	Kingspan, an Irish-listed manufacturer of highly efficient insulation panels, has been executing well but has suffered from general malaise towards European industrials and some margin pressure following a rise in raw material costs. We believe the company is very well placed to deliver long duration growth as its insulation panels, which greatly reduce energy costs, will be in high demand for many years.
•	Detractors at the country level were Brazil, UK and a lack of direct exposure to India.
Notable contributors in our portion of the Fund
•	The largest relative contributors in our portion of the Fund from a sectoral view were the information technology, real estate and utilities sectors.
•	The three strongest individual contributors, relative to our benchmark, were Shopify, Inc., Deutsche Boerse and Ritchie Bros Auctioneers, Inc.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Shopify, a Canadian domiciled provider of online services was purchased recently after its shares had fallen by almost three quarters. The company has since enjoyed a rebound after delivering results that were better than the market had feared.
○	Both Ritchie Bros, a Canadian auctioneer business, and German stock exchange Deutsche Boerse, have held up well in a challenging environment. The latter is a beneficiary of high market volatility and rising interest rates.
•	At the country level, Spain, Taiwan and Germany were among the top contributors relative to our benchmark.
Causeway
Our portion of the Fund’s portfolio is compared to the MSCI EAFE Value Index (Net), which it underperformed during the period.
Notable detractors in our portion of the Fund
•	The underperformance of our portion of the Fund relative to the MSCI EAFE Value Index (Net) was due primarily to stock selection, particularly selections within the industrials and materials sectors.
•	Our portion of the Fund’s allocation to the information technology sector also weighed on relative results.
•	Our portion of the Fund maintained overweight positions in the industrials and information technology sectors and an underweight position in the materials sector. Within the MSCI EAFE Value Index (Net), all three sectors delivered negative absolute returns in base currency terms.
•	Rolls-Royce Holdings PLC, a jet engine manufacturer in the United Kingdom, was the largest individual detractor in our portion of the Fund during the period. The pandemic created a demand shock for air travel, particularly long-haul flights, which delayed the company’s cash flow improvement. During the pandemic, the company materially improved its cost structure and continued to solidify its balance sheet through the sale of non-core assets. Concerns related to the impact of slowing economic growth on air traffic, Covid restrictions in China, and uncertainty related to the CEO search have weighed on the share price.
•	Enel SpA, an Italian electric, gas & renewables power generation & distribution company, was another top detractor in our portion of the Fund. The company’s share price has been weak due to increased Italian macroeconomic concerns, as Italian bond yields increased during the second quarter of 2022 on prospects of the European Central Bank raising interest rates. There have also been concerns that high energy prices caused by the conflict in Ukraine could result in unfavorable windfall taxes on utilities.
•	A position in Alstom SA, a French rolling stock, signaling, & services provider for the rail industry, also detracted. In the third quarter of 2021, the company announced its expectation of a meaningful near-term free cash flow burn in the first half of 2022, driven by contracts from recent acquisition Bombardier Transport. In the first quarter of 2022, the stock was weak due to concerns about the company’s exposure in Russia.
•	The bottom three country-level alpha drivers were the United Kingdom, Japan, and South Korea. We currently maintain overweight positions in the United Kingdom and South Korea (which is not included in the benchmark), and an underweight position in Japan. All three countries posted negative absolute returns.
Notable contributors in our portion of the Fund
•	The top sector contributors in our portion of the Fund during the period were consumer discretionary, consumer staples, and real estate, due primarily to stock selection in consumer discretionary and staples and allocation in real estate sectors.
•	Our portion of the Fund maintained an overweight position in consumer staples and underweight positions in consumer discretionary and real estate. Within the benchmark, all three sectors delivered negative absolute returns in base currency terms.
8	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Energy companies accounted for three of the largest individual contributors during the period. Oil prices began climbing steadily in the latter portion of 2021, due to increased demand as many countries eased COVID-19 lockdowns. Then, in the first quarter of 2022, Russia’s invasion of Ukraine precipitated sharply higher commodity prices.
○	Our position in French integrated oil and gas company TotalEnergies SE was the top individual contributor in our portion of the Fund during the period. The stock performed well. The company also committed to 5% dividend growth and $2 billion of share buybacks during the first half of 2022.
○	U.K. energy supermajor Shell PLC was also a top contributor. The stock performed well, and Shell’s free cash flow generation supported an increase in shareholder returns via dividend growth and share buybacks. We exited the position in August 2022 following the strong performance, due to relative value considerations.
○	BP PLC, another U.K. energy supermajor also added to performance in our portion of the Fund. The company’s stock performed well as a result of increased energy prices during the period. The company reiterated its commitment to return at least 60% of excess free cash flow to shareholders and we believe the dividend yield remains well-supported.
•	From a country perspective, the top three contributors were Germany, Switzerland and Peru. We maintained an overweight position in Switzerland, an underweight position in Germany, and no longer held securities in Peru at period end. Germany and Switzerland delivered negative absolute returns in base currency terms and Peru delivered a positive return in the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Quantitative Model Risk Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	846.30	1,020.21	4.61	5.04	0.99
Institutional 3 Class	1,000.00	1,000.00	847.50	1,020.87	4.00	4.38	0.86
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.9%
Issuer	Shares	Value ($)
Argentina 1.1%
MercadoLibre, Inc.(a)	27,610	23,616,490
Australia 2.5%
APA Group	40,937	308,699
Aurizon Holdings Ltd.	25,745	65,112
BHP Group Ltd.	398,403	10,868,441
Brambles Ltd.	65,954	555,084
Cochlear Ltd.	31,839	4,635,028
Coles Group Ltd.	314,373	3,762,787
Computershare Ltd.	5,600	93,395
Downer EDI Ltd.	39,918	136,516
Metcash Ltd.	71,054	198,837
Origin Energy Ltd.	144,280	614,497
Rio Tinto Ltd.	81,226	5,158,938
Rio Tinto PLC, ADR	208,177	11,718,283
Seven Group Holdings Ltd.	47,144	592,964
South32 Ltd.	711,336	1,958,812
Treasury Wine Estates Ltd.	108,021	968,977
Washington H Soul Pattinson & Co., Ltd.	60,602	1,056,179
Wesfarmers Ltd.	121,731	3,894,045
Whitehaven Coal Ltd.	114,457	609,668
Woodside Energy Group Ltd.	195,888	4,550,188
Woodside Energy Group Ltd., ADR	15,107	344,591
Woolworths Group Ltd.	156,812	3,865,846
Total		55,956,887
Austria 0.1%
Andritz AG	3,339	153,782
OMV AG	63,123	2,543,369
Total		2,697,151
Belgium 0.6%
Anheuser-Busch InBev SA/NV	212,106	10,243,557
Etablissements Franz Colruyt NV	5,182	144,023
Proximus SADP	85,180	1,084,257
Umicore SA	56,781	1,804,844
Total		13,276,681
Common Stocks (continued)
Issuer	Shares	Value ($)
Brazil 0.5%
Petroleo Brasileiro SA, ADR	498,614	7,125,194
Petroleo Brasileiro SA, ADR	341,818	4,354,761
Total		11,479,955
Canada 2.4%
Alimentation Couche-Tard, Inc.	175,246	7,531,034
Canadian National Railway Co.	137,445	16,345,631
Constellation Software, Inc.	6,011	9,048,515
Ritchie Bros. Auctioneers, Inc.	128,190	8,888,695
Shopify, Inc., Class A(a)	146,824	4,646,980
Topicus.com, Inc.(a)	117,487	6,083,006
Total		52,543,861
China 2.8%
Alibaba Group Holding Ltd.(a)	532,532	6,353,398
Beijing Capital International Airport Co., Ltd., Class H(a)	8,236,000	5,169,381
Hangzhou Tigermed Consulting Co., Ltd., Class H(b)	273,900	2,711,846
JD.com, Inc., Class A	17,633	558,175
Meituan, Class B(a)	423,800	10,178,499
Ping An Healthcare and Technology Co., Ltd.(a)	1,018,000	2,755,862
Ping An Insurance Group Co. of China Ltd., Class H	1,551,500	9,125,373
Tencent Holdings Ltd.	412,200	17,036,547
Tencent Music Entertainment Group, ADR(a)	930,360	4,754,140
WuXi Biologics Cayman, Inc.(a)	361,500	3,189,190
Total		61,832,411
Denmark 1.9%
Ambu A/S	209,577	2,107,056
AP Moller - Maersk A/S, Class A	778	1,817,492
AP Moller - Maersk A/S, Class B	1,115	2,675,057
Chr. Hansen Holding A/S	100,487	5,855,089
DSV A/S	73,641	10,881,791
Novo Nordisk A/S, Class B	78,342	8,375,844
Novozymes AS, Class B	184,207	10,572,306
Total		42,284,635
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Finland 0.6%
Kesko OYJ, Class A	4,379	90,175
KONE OYJ, Class B	195,621	7,823,373
Nokia OYJ, ADR	275,325	1,390,391
Nordea Bank	81,398	754,777
Nordea Bank Abp	417,779	3,873,584
Total		13,932,300
France 10.4%
Air Liquide SA	129,154	16,184,653
Alstom SA	835,498	17,122,066
Amundi SA	4,289	217,468
AXA SA	812,024	19,124,478
BNP Paribas SA	296,308	13,769,488
Capgemini SE	2,987	516,088
Carrefour SA	498,750	8,324,379
Christian Dior SE	743	462,886
Credit Agricole SA	66,932	616,020
Danone SA	569,441	29,964,166
Dassault Systemes SE	371,850	14,339,718
Edenred	241,649	12,222,454
Engie SA	742,015	8,812,984
Nexans SA	45,373	4,145,574
Orange SA	609,272	6,170,330
Orange SA, ADR	42,936	433,224
Pernod Ricard SA	49,637	9,107,810
Publicis Groupe SA	16,490	805,130
Sanofi	254,115	20,773,860
Sanofi, ADR	99,187	4,069,643
Sartorius Stedim Biotech	8,027	2,935,967
TotalEnergies SE	309,572	15,673,540
TotalEnergies SE, ADR	206,952	10,453,145
Valeo	197,754	3,777,438
VINCI SA	136,453	12,588,264
Total		232,610,773
Common Stocks (continued)
Issuer	Shares	Value ($)
Germany 8.9%
Allianz SE, Registered Shares	50,177	8,481,744
BASF SE	28,751	1,216,134
Bayer AG, ADR	25,604	337,973
Bayer AG, Registered Shares	386,320	20,431,690
Bayerische Motoren Werke AG	87,540	6,449,829
Beiersdorf AG	16,006	1,615,646
Beiersdorf AG, ADR	11,780	237,367
BioNTech SE, ADR	26,408	3,819,653
Continental AG	5,345	307,735
Covestro AG	29,505	889,633
Deutsche Boerse AG	98,691	16,686,132
Deutsche Post AG	119,587	4,364,821
Deutsche Telekom AG, ADR	17,978	340,324
Deutsche Telekom AG, Registered Shares	1,254,173	23,637,694
E.ON SE	265,050	2,260,768
Evonik Industries AG	78,161	1,457,321
Fresenius Medical Care AG & Co. KGaA	42,165	1,443,704
Fresenius SE & Co. KGaA	54,215	1,341,186
Henkel AG & Co. KGaA	37,852	2,367,240
Mercedes-Benz Group AG, Registered Shares	131,316	7,362,321
Merck KGaA	248	42,601
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	25,830	6,171,322
Rational AG	17,543	9,462,014
RWE AG	408,312	15,588,288
SAP SE	514,385	43,809,857
SAP SE, ADR	52,710	4,491,946
Scout24 SE	254,316	14,651,913
Siemens Healthineers AG, ADR	845	20,656
Total		199,287,512
Hong Kong 2.4%
AIA Group Ltd.	2,395,800	23,050,558
CK Hutchison Holdings Ltd.	245,500	1,585,355
CK Hutchison Holdings Ltd., ADR	4,406	28,110
Futu Holdings Ltd., ADR(a)	50,442	2,476,198
Hong Kong Exchanges and Clearing Ltd.	228,680	9,214,553
Jardine Matheson Holdings Ltd.	33,100	1,755,349
Sands China Ltd.(a)	7,016,800	15,690,247

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
WH Group Ltd.	350,000	238,463
Total		54,038,833
Ireland 2.4%
CRH PLC	369,430	13,572,120
Kingspan Group PLC	33,951	1,922,264
Kingspan Group PLC	138,469	7,907,966
Ryanair Holdings PLC, ADR(a)	408,403	29,694,982
Total		53,097,332
Israel 0.1%
Airport City Ltd.(a)	9,029	188,948
Bank Hapoalim BM	22,181	229,960
Bank Leumi Le-Israel BM	80,660	852,675
Israel Chemicals Ltd.	33,989	324,550
Mizrahi Tefahot Bank Ltd.	7,805	317,435
ZIM Integrated Shipping Services Ltd.	4,345	156,811
Total		2,070,379
Italy 3.7%
Davide Campari-Milano NV	104,611	1,026,322
Enel SpA	5,744,515	26,993,883
Enel SpA, ADR	30,974	144,184
ENI SpA	833,106	9,841,418
ENI SpA, ADR	76,442	1,805,560
FinecoBank Banca Fineco SpA	698,853	7,556,206
Immobiliare Grande Distribuzione SIIQ SpA	56,617	192,063
Intesa Sanpaolo SpA	808,804	1,392,347
UniCredit SpA	3,389,402	33,168,300
Total		82,120,283
Japan 15.2%
AGC, Inc.	43,000	1,459,375
Air Water, Inc.	20,200	252,703
Alfresa Holdings Corp.	12,200	145,991
Anritsu Corp.	47,000	554,025
Asahi Group Holdings Ltd.	49,800	1,669,707
Asahi Yukizai Corp.	10,000	164,585
Astellas Pharma, Inc.	195,000	2,764,669
Awa Bank Ltd. (The)	23,300	317,607
Brother Industries Ltd.	89,300	1,708,980
Canon, Inc.	227,200	5,441,283
Common Stocks (continued)
Issuer	Shares	Value ($)
Canon, Inc., ADR	33,147	791,550
Chiba Bank Ltd. (The)	25,700	138,827
Chori Co., Ltd.	2,600	38,012
Chubu Electric Power Co., Inc.	343,300	3,490,953
Dai Nippon Toryo Co., Ltd.	1,200	6,413
Daicel Corp.	248,800	1,562,518
Dai-ichi Life Holdings, Inc.	238,900	4,127,717
Daiken Corp.	7,100	99,204
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	3,900	50,154
Denso Corp.	206,873	11,291,281
Electric Power Development Co., Ltd.	176,800	2,723,467
ENEOS Holdings, Inc.	164,400	621,256
Enomoto Co., Ltd.	9,600	106,509
FANUC Corp.	182,450	29,392,562
FUJIFILM Holdings Corp.	70,500	3,579,060
FUJIFILM Holdings Corp., ADR	1,500	76,238
Fujikura Ltd.	94,100	668,232
Fujitsu Ltd.	10,600	1,247,337
Furukawa Electric Co., Ltd.	32,800	574,599
Gunma Bank Ltd. (The)	195,100	545,594
Harima Chemicals Group, Inc.	12,500	83,426
Hirose Electric Co., Ltd.	1,900	269,225
Hokkaido Electric Power Co., Inc.	43,200	158,566
Honda Motor Co., Ltd.	157,600	4,195,669
Honda Motor Co., Ltd. ADR	14,075	373,269
Hoya Corp.	7,300	744,430
Hoya Corp., ADR	9,192	936,481
Hyakugo Bank Ltd. (The)	143,600	329,735
Idemitsu Kosan Co., Ltd.	10,500	276,856
Inpex Corp.	1,039,000	11,942,918
ITOCHU Corp.	28,000	770,580
ITOCHU ENEX Co., Ltd.	44,900	352,270
Iwaki Co., Ltd.	9,000	80,256
Japan Exchange Group, Inc.	509,403	7,591,238
Japan Petroleum Exploration Co., Ltd.	4,700	133,905
Japan Post Holdings Co., Ltd.	463,100	3,194,828
Japan Post Insurance Co., Ltd.	40,300	617,300
Japan Tobacco, Inc.	199,000	3,371,743

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Kajima Corp.	98,900	1,040,680
Kansai Electric Power Co., Inc. (The)	437,200	4,237,190
Kao Corp.	17,700	766,415
Keyence Corp.	35,700	13,404,424
Kirin Holdings Co., Ltd.	319,700	5,262,831
Kissei Pharmaceutical Co., Ltd.	29,200	519,909
Konoike Transport Co., Ltd.	7,600	72,125
Kuraray Co., Ltd.	277,900	2,110,881
Kyocera Corp.	79,300	4,407,794
Kyocera Corp., ADR	20,155	1,123,137
Marubeni Corp.	81,700	851,500
Mebuki Financial Group, Inc.	367,600	704,531
Mimaki Engineering Co., Ltd.	900	4,464
Mitsubishi Chemical Group Corp.	168,200	883,043
Mitsubishi Electric Corp.	167,600	1,694,460
Mitsubishi Pencil Co., Ltd.	28,900	289,773
Mitsui & Co., Ltd.	211,300	4,959,026
Mitsui Chemicals, Inc.	57,000	1,280,535
Mitsui OSK Lines Ltd.	140,400	3,657,926
Mizuho Financial Group, Inc.	36,800	421,374
MonotaRO Co., Ltd	581,480	10,433,085
MS&AD Insurance Group Holdings, Inc.	61,700	1,840,877
MS&AD Insurance Group Holdings, Inc., ADR	3,300	49,055
Murata Manufacturing Co., Ltd.	234,300	12,616,217
NGK Insulators Ltd.	40,200	573,955
Nidec Corp.	158,444	10,525,754
Nikon Corp.	8,700	99,312
Nintendo Co., Ltd.	17,485	7,157,431
Nippon Coke & Engineering Co., Ltd.	186,500	134,960
Nippon Electric Glass Co., Ltd.	2,600	48,966
Nippon Sanso Holdings Corp.	60,900	1,107,597
Nippon Steel Corp.	72,200	1,140,480
Nippon Telegraph & Telephone Corp.	93,400	2,531,541
Nippon Yusen KK	32,700	2,494,166
Nishi-Nippon Financial Holdings, Inc.	5,600	29,711
Nissan Motor Co., Ltd.	573,400	2,255,867
Nomura Holdings, Inc.	477,200	1,727,890
NS United Kaiun Kaisha Ltd.	1,100	37,934
NTT Data Corp.	140,200	1,972,946
Common Stocks (continued)
Issuer	Shares	Value ($)
Obic Co., Ltd.	2,300	340,168
Okinawa Electric Power Co., Inc. (The)	73,300	597,685
Okumura Corp.	45,100	949,939
ORIX Corp.	159,400	2,620,120
Osaka Gas Co., Ltd.	96,300	1,622,019
Otsuka Holdings Co., Ltd.	59,600	1,946,689
Press Kogyo Co., Ltd.	64,300	203,378
Qol Holdings Co., Ltd.	27,500	249,412
Recruit Holdings Co., Ltd.	15,200	483,217
Ricoh Co., Ltd.	132,800	1,043,735
San-Ai Obbli Co., Ltd.	38,500	304,642
Sanshin Electronics Co., Ltd.	4,600	56,788
SCSK Corp.	36,700	597,597
Seikitokyu Kogyo Co., Ltd.	53,100	289,451
Seiko Epson Corp.	176,800	2,778,203
Seino Holdings Corp.	12,100	96,084
Seven & I Holdings Co., Ltd.	2,600	103,286
Shikoku Electric Power Co., Inc.	53,400	311,465
Shimadzu Corp.	53,600	1,565,445
Shimano, Inc.	51,933	9,187,436
Shin-Etsu Chemical Co., Ltd.	28,500	3,309,786
Shiseido Co., Ltd.	236,447	8,931,504
SMC Corp.	19,888	9,435,458
Sojitz Corp.	114,500	1,926,570
Sompo Holdings, Inc.	82,300	3,528,714
Sony Group Corp.	164,323	13,064,222
Starzen Co., Ltd.	4,000	60,796
Sumitomo Chemical Co., Ltd.	193,000	759,711
Sumitomo Heavy Industries Ltd.	4,100	86,063
Sumitomo Mitsui Financial Group, Inc.	543,800	16,402,782
Sumitomo Pharma Co., Ltd.	37,700	280,826
Suntory Beverage & Food Ltd.	59,100	2,158,726
Suzuken Co., Ltd.	6,600	158,171
Sysmex Corp.	2,600	158,930
Taisho Pharmaceutical Holdings Co., Ltd.	4,800	178,475
Takara Standard Co., Ltd.	2,700	25,656
Takeda Pharmaceutical Co., Ltd.	673,400	18,612,812
Takeda Pharmaceutical Co., Ltd. ADR	35,791	492,126
Teijin Ltd.	149,900	1,584,815

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Tokio Marine Holdings, Inc.	85,000	4,710,648
Tokio Marine Holdings, Inc., ADR	4,930	273,344
Tokuyama Corp.	4,400	57,953
Tokyo Electric Power Co. Holdings, Inc.(a)	91,000	355,398
Tokyo Electron Ltd.	7,900	2,477,733
Tokyo Gas Co., Ltd.	203,300	3,814,156
Toray Industries, Inc.	530,900	3,029,550
Tosoh Corp.	64,300	831,389
Toyo Seikan Group Holdings Ltd.	23,900	282,830
Toyota Tsusho Corp.	10,600	371,086
Trend Micro, Inc.	3,500	215,488
Tsubakimoto Chain Co.	6,200	143,267
Wakita & Co., Ltd.	20,700	166,489
Yamaichi Electronics Co., Ltd.	6,800	100,645
Yamazen Corp.	23,100	154,687
Yokohama Rubber Co., Ltd. (The)	14,400	235,508
Yuasa Trading Co., Ltd.	12,200	307,366
Total		339,533,304
Netherlands 6.0%
Adyen NV(a)	6,005	9,266,586
Akzo Nobel NV	256,343	16,149,962
ASML Holding NV	50,803	24,797,720
ASML Holding NV	5,296	2,594,722
ASR Nederland NV	45,468	1,855,742
IMCD NV	110,964	15,308,135
ING Groep NV	1,951,138	17,100,631
ING Groep NV ADR	24,072	211,352
Just Eat Takeaway.com NV(a)	46,217	771,703
Koninklijke Philips NV	707,983	11,758,180
NN Group NV	101,260	4,161,578
NN Group NV, ADR	23,969	490,526
Prosus NV(a)	88,713	5,483,305
Randstad NV	43,299	2,016,467
Shell PLC	380,301	10,065,819
Shell PLC	163,009	4,316,004
Stellantis NV	381,518	5,077,825
Stellantis NV	198,845	2,648,720
Wolters Kluwer NV, ADR	3,099	302,633
Total		134,377,610
Common Stocks (continued)
Issuer	Shares	Value ($)
Norway 0.9%
Aker Carbon Capture ASA(a)	3,712,339	7,949,852
Equinor ASA	52,687	2,044,817
Equinor ASA, ADR	96,750	3,752,932
Telenor ASA	93,177	1,019,636
Yara International ASA	115,709	4,894,200
Total		19,661,437
Panama 0.3%
Copa Holdings SA, Class A(a)	88,462	6,298,494
Portugal 0.1%
EDP-Energias de Portugal SA	300,114	1,433,223
Jeronimo Martins SGPS SA	14,252	315,992
Sonae SGPS SA	361,654	363,513
Total		2,112,728
Russian Federation —%
Gazprom PJSC(a),(c),(d),(e)	979,710	0
Gazprom PJSC, ADR(a),(c),(d),(e)	133,745	0
Lukoil PJSC(c),(d),(e)	28,413	—
Lukoil PJSC, ADR(c),(d),(e)	2,838	—
Magnit PJSC GDR(b),(c),(d),(e)	317,925	0
MMC Norilsk Nickel PJSC, ADR(c),(d),(e)	202,015	0
Rosneft Oil Co. PJSC(c),(d),(e)	563,548	0
Sberbank of Russia PJSC(a),(c),(d),(e),(f)	436,630	0
Total		0
South Africa 0.4%
Discovery Ltd.(a)	1,245,958	8,927,218
South Korea 2.7%
Coupang, Inc.(a)	405,330	6,850,077
Hana Financial Group, Inc.	44,584	1,299,475
Kia Motors Corp.	36,413	2,182,517
Samsung Electronics Co., Ltd.	592,028	26,227,299
Samsung Electronics Co., Ltd. GDR	14,177	15,503,533
SK Hynix, Inc.	116,315	8,177,871
Total		60,240,772

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 3.4%
Aena SME SA(a)	104,500	12,834,867
Amadeus IT Group SA, Class A(a)	620,891	32,776,439
CaixaBank SA	1,293,113	3,904,558
Iberdrola SA	811,896	8,453,218
Iberdrola SA, ADR	2,122	88,074
Industria de Diseno Textil SA	561,976	12,133,868
Mapfre SA	150,458	249,600
Repsol SA	317,486	4,123,534
Repsol SA, ADR	4,279	55,413
Telefonica SA	510,253	2,105,823
Total		76,725,394
Sweden 2.8%
Atlas Copco AB, Class B	1,460,127	13,295,609
Electrolux AB	9,635	121,835
Epiroc AB, Class B	731,396	9,957,105
Essity AB, Class B	112,482	2,495,218
Investor AB, Class B	267,426	4,214,955
Lundin Energy AB	354,248	673,786
Skandinaviska Enskilda Banken AB, Class A	48,894	487,410
Svenska Handelsbanken AB, Class A	664,072	5,438,865
Swedbank AB, Class A	1,185,983	15,328,725
Swedish Match AB	54,811	550,255
Tele2 AB, Class B	158,436	1,687,307
Telia Co. AB	2,198,879	7,739,470
Total		61,990,540
Switzerland 7.0%
ABB Ltd., ADR	67,309	1,855,709
Cie Financiere Richemont SA, Class A, Registered Shares	113,831	12,729,542
Credit Suisse Group AG, Registered Shares	65,963	340,377
Kuehne & Nagel International AG	34,914	8,069,011
Nestlé SA, Registered Shares	175,042	20,483,936
Novartis AG, Registered Shares	524,605	42,434,286
Roche Holding AG, ADR	31,005	1,254,772
Roche Holding AG, Genusschein Shares	119,355	38,461,152
Swiss Life Holding AG, Registered Shares	3,595	1,879,025
Swiss Re AG	116,463	9,055,662
Temenos AG, Registered Shares	54,894	4,495,494
Common Stocks (continued)
Issuer	Shares	Value ($)
Wizz Air Holdings PLC(a)	105,715	2,611,079
Zurich Insurance Group AG	29,840	13,245,967
Total		156,916,012
Taiwan 1.2%
Evergreen Marine Corp. Taiwan Ltd.	327,000	937,089
Sea Ltd. ADR(a)	52,972	3,284,264
Taiwan Semiconductor Manufacturing Co., Ltd.	1,445,400	23,660,904
Total		27,882,257
Turkey 0.4%
Ford Otomotiv Sanayi AS	25,927	471,096
Haci Omer Sabanci Holding AS	924,263	1,293,539
KOC Holding AS	380,488	949,280
Turk Hava Yollari AO(a)	1,010,926	4,054,477
Turkiye Garanti Bankasi AS	2,138,970	2,698,320
Turkiye Halk Bankasi AS(a)	1,195,299	563,170
Total		10,029,882
United Kingdom 13.9%
Anglo American PLC	166,636	5,354,761
Anglo American PLC, ADR	13,503	217,331
AstraZeneca PLC	150,411	18,604,688
Barclays Bank PLC	8,967,661	17,098,561
Barclays Bank PLC, ADR	272,611	2,123,640
BP PLC	2,685,353	13,721,951
BP PLC, ADR	521,146	16,072,143
British American Tobacco PLC	285,062	11,417,514
British American Tobacco, ADR	126,063	5,048,823
Compass Group PLC	819,613	17,630,744
Diageo PLC, ADR	8,040	1,418,175
Experian PLC	352,822	10,706,546
GSK PLC	539,873	8,629,875
GSK PLC, ADR	379,276	12,318,884
Haleon PLC(a)	125,659	377,864
Haleon PLC, ADR(a)	5,500	32,890
Oxford Nanopore Technologies PLC(a)	1,013,579	3,217,026
Prudential PLC	2,394,157	25,127,070
Reckitt Benckiser Group PLC	319,654	24,665,014
RELX PLC	469,025	12,300,232
RELX PLC	365,362	9,561,603

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Rio Tinto PLC	488,324	26,960,502
Rolls-Royce Holdings PLC(a)	31,942,873	28,468,097
Shell PLC, ADR	270,765	14,345,130
Unilever PLC	500,427	22,700,531
Unilever PLC	36,790	1,675,215
Unilever PLC, ADR	26,367	1,196,798
Vodafone Group PLC, ADR	26,858	360,434
Total		311,352,042
United States 0.2%
Spotify Technology SA(a)	47,926	5,183,197
Total Common Stocks (Cost $2,338,216,643)		2,122,076,370

Exchange-Traded Equity Funds 0.2%
	Shares	Value ($)
United States 0.2%
iShares MSCI Eurozone ETF	121,822	4,303,971
Total Exchange-Traded Equity Funds (Cost $4,568,700)		4,303,971

Preferred Stocks 1.0%
Issuer	Shares	Value ($)
Brazil 0.2%
Petroleo Brasileiro SA	783,100	5,003,507
Germany 0.7%
BMW AG	2,878	200,090
Henkel AG & Co. KGaA	163,467	10,549,116
Volkswagen AG	38,883	5,530,683
Total		16,279,889
Preferred Stocks (continued)
Issuer	Shares	Value ($)
South Korea 0.1%
Samsung Electronics Co., Ltd.	55,507	2,245,378
Total Preferred Stocks (Cost $23,934,670)		23,528,774

Warrants 0.0%
Issuer	Shares	Value ($)
Switzerland 0.0%
Cie Financiere Richemont SA(a)	43,768	28,209
Total Warrants (Cost $11,702)		28,209

Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(g),(h)	72,953,509	72,917,032
Total Money Market Funds (Cost $72,911,286)		72,917,032
Total Investments in Securities (Cost $2,439,643,001)		2,222,854,356
Other Assets & Liabilities, Net		13,903,715
Net Assets		$2,236,758,071

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2022, the total value of these securities amounted to $2,711,846, which represents 0.12% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2022, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
August 31, 2022
Notes to Portfolio of Investments  (continued)
(d)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At August 31, 2022, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Gazprom PJSC	03/18/2021-06/10/2021	979,710	2,970,597	—
Gazprom PJSC, ADR	11/11/2020-06/09/2021	133,745	850,023	—
Lukoil PJSC	03/30/2020-05/12/2021	28,413	1,845,515	—
Lukoil PJSC, ADR	12/29/2021	2,838	248,559	—
Magnit PJSC GDR	05/23/2018-11/22/2021	317,925	5,002,872	—
MMC Norilsk Nickel PJSC, ADR	08/07/2019-11/22/2021	202,015	4,978,927	—
Rosneft Oil Co. PJSC	03/31/2020-03/16/2021	563,548	3,458,257	—
Sberbank of Russia PJSC	03/29/2021-04/08/2021	436,630	1,642,454	—
			20,997,204	—

(e)	Valuation based on significant unobservable inputs.
(f)	On May 25, 2022, the Office of Foreign Assets Control (OFAC) license permitting the holding of the Sberbank position expired, and the position is now considered blocked property. As such the security has been segregated on the Fund’s books and records and cannot be sold or transferred at this time.
(g)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(h)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	37,898,936	811,883,801	(776,870,940)	5,235	72,917,032	(26,973)	356,102	72,953,509
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	23,616,490	—	—	23,616,490
Australia	12,062,874	43,894,013	—	55,956,887
Austria	—	2,697,151	—	2,697,151
Belgium	—	13,276,681	—	13,276,681
Brazil	11,479,955	—	—	11,479,955
Canada	52,543,861	—	—	52,543,861
China	4,754,140	57,078,271	—	61,832,411
Denmark	—	42,284,635	—	42,284,635
Finland	1,390,391	12,541,909	—	13,932,300
France	14,956,012	217,654,761	—	232,610,773
Germany	8,311,599	190,975,913	—	199,287,512
Hong Kong	2,476,198	51,562,635	—	54,038,833
Ireland	29,694,982	23,402,350	—	53,097,332
Israel	156,811	1,913,568	—	2,070,379
Italy	1,805,560	80,314,723	—	82,120,283
Japan	1,656,945	337,876,359	—	339,533,304
Netherlands	2,806,074	131,571,536	—	134,377,610
Norway	3,752,932	15,908,505	—	19,661,437
Panama	6,298,494	—	—	6,298,494
Portugal	—	2,112,728	—	2,112,728
Russian Federation	—	—	0*	0*
South Africa	—	8,927,218	—	8,927,218
South Korea	6,850,077	53,390,695	—	60,240,772
Spain	—	76,725,394	—	76,725,394
Sweden	—	61,990,540	—	61,990,540
Switzerland	1,855,709	155,060,303	—	156,916,012
Taiwan	3,284,264	24,597,993	—	27,882,257
Turkey	—	10,029,882	—	10,029,882
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
United Kingdom	52,916,917	258,435,125	—	311,352,042
United States	5,183,197	—	—	5,183,197
Total Common Stocks	247,853,482	1,874,222,888	0*	2,122,076,370
Exchange-Traded Equity Funds	4,303,971	—	—	4,303,971
Preferred Stocks
Brazil	5,003,507	—	—	5,003,507
Germany	—	16,279,889	—	16,279,889
South Korea	—	2,245,378	—	2,245,378
Total Preferred Stocks	5,003,507	18,525,267	—	23,528,774
Warrants
Switzerland	—	28,209	—	28,209
Total Warrants	—	28,209	—	28,209
Money Market Funds	72,917,032	—	—	72,917,032
Total Investments in Securities	330,077,992	1,892,776,364	0*	2,222,854,356

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,366,731,715)	$2,149,937,324
Affiliated issuers (cost $72,911,286)	72,917,032
Cash	6,906
Foreign currency (cost $311,040)	309,727
Receivable for:
Investments sold	9,241,565
Capital shares sold	2,066,977
Dividends	7,434,615
Foreign tax reclaims	6,844,281
Prepaid expenses	24,241
Trustees’ deferred compensation plan	46,714
Total assets	2,248,829,382
Liabilities
Payable for:
Investments purchased	9,271,455
Capital shares purchased	2,110,458
Management services fees	48,401
Transfer agent fees	311,480
Compensation of board members	28,337
Other expenses	254,466
Trustees’ deferred compensation plan	46,714
Total liabilities	12,071,311
Net assets applicable to outstanding capital stock	$2,236,758,071
Represented by
Paid in capital	2,505,430,368
Total distributable earnings (loss)	(268,672,297)
Total - representing net assets applicable to outstanding capital stock	$2,236,758,071
Institutional Class
Net assets	$2,236,755,732
Shares outstanding	238,918,540
Net asset value per share	$9.36
Institutional 3 Class
Net assets	$2,339
Shares outstanding	249
Net asset value per share	$9.39
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	21

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$85,633,821
Dividends — affiliated issuers	356,102
Interfund lending	155
Non-cash dividends - unaffiliated issuers	4,658,828
Foreign taxes withheld	(9,683,982)
Total income	80,964,924
Expenses:
Management services fees	19,924,955
Transfer agent fees
Institutional Class	3,588,046
Compensation of board members	44,943
Custodian fees	443,928
Printing and postage fees	246,913
Registration fees	91,886
Audit fees	91,767
Legal fees	37,048
Interest on interfund lending	266
Compensation of chief compliance officer	658
Other	182,588
Total expenses	24,652,998
Net investment income	56,311,926
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(51,428,543)
Investments — affiliated issuers	(26,973)
Foreign currency translations	(978,693)
Net realized loss	(52,434,209)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(701,937,721)
Investments — affiliated issuers	5,235
Foreign currency translations	(848,685)
Net change in unrealized appreciation (depreciation)	(702,781,171)
Net realized and unrealized loss	(755,215,380)
Net decrease in net assets resulting from operations	$(698,903,454)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income	$56,311,926	$26,978,326
Net realized gain (loss)	(52,434,209)	202,751,890
Net change in unrealized appreciation (depreciation)	(702,781,171)	290,870,613
Net increase (decrease) in net assets resulting from operations	(698,903,454)	520,600,829
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(90,994,416)	(27,299,569)
Institutional 3 Class	(100)	(41)
Total distributions to shareholders	(90,994,516)	(27,299,610)
Increase (decrease) in net assets from capital stock activity	495,046,513	(6,961,645)
Total increase (decrease) in net assets	(294,851,457)	486,339,574
Net assets at beginning of year	2,531,609,528	2,045,269,954
Net assets at end of year	$2,236,758,071	$2,531,609,528

	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	78,383,736	910,675,109	56,133,011	677,194,228
Distributions reinvested	7,919,444	90,994,416	2,373,876	27,299,569
Redemptions	(47,240,328)	(506,623,012)	(62,741,203)	(711,455,442)
Net increase (decrease)	39,062,852	495,046,513	(4,234,316)	(6,961,645)
Total net increase (decrease)	39,062,852	495,046,513	(4,234,316)	(6,961,645)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 8/31/2022	$12.67	0.24	(3.17)	(2.93)	(0.14)	(0.24)	(0.38)
Year Ended 8/31/2021	$10.02	0.15	2.65	2.80	(0.15)	—	(0.15)
Year Ended 8/31/2020	$9.06	0.11	1.10	1.21	(0.25)	—	(0.25)
Year Ended 8/31/2019	$9.67	0.23	(0.77)	(0.54)	(0.07)	—	(0.07)
Year Ended 8/31/2018(e)	$10.00	0.04	(0.37)	(0.33)	—	—	—
Institutional 3 Class
Year Ended 8/31/2022	$12.69	0.26	(3.16)	(2.90)	(0.16)	(0.24)	(0.40)
Year Ended 8/31/2021	$10.05	0.17	2.63	2.80	(0.16)	—	(0.16)
Year Ended 8/31/2020(g)	$10.04	0.10	(0.09)(h)	0.01	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Institutional Class shares commenced operations on May 17, 2018. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 8/31/2022	$9.36	(23.66%)	0.96%(c)	0.96%(c)	2.20%	59%	$2,236,756
Year Ended 8/31/2021	$12.67	28.10%	0.99%(c)	0.99%(c)	1.24%	82%	$2,531,606
Year Ended 8/31/2020	$10.02	13.34%	1.00%(c),(d)	0.98%(c),(d)	1.22%	89%	$2,045,267
Year Ended 8/31/2019	$9.06	(5.53%)	1.02%(c)	1.02%(c)	2.54%	63%	$1,901,132
Year Ended 8/31/2018(e)	$9.67	(3.30%)	1.05%(f)	1.05%(f)	1.51%(f)	17%	$2,043,274
Institutional 3 Class
Year Ended 8/31/2022	$9.39	(23.42%)	0.80%(c)	0.80%(c)	2.34%	59%	$2
Year Ended 8/31/2021	$12.69	28.07%	0.83%(c)	0.81%(c)	1.43%	82%	$3
Year Ended 8/31/2020(g)	$10.05	0.10%	0.86%(c),(f)	0.84%(c),(f)	1.57%(f)	89%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	25

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Multi-Manager International Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
26	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2022 was 0.78% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Arrowstreet Capital, Limited Partnership, Baillie Gifford Overseas Limited and Causeway Capital Management LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of the investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
28	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class. In addition, prior to January 1, 2022, Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to that share class.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.14
Institutional 3 Class	0.01
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2022 through December 31, 2022	Prior to January 1, 2022
Institutional Class	0.99	0.99
Institutional 3 Class	0.87	0.84
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to January 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class of the average daily net assets attributable to that share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, passive foreign investment company (pfic) holdings, post-October capital losses, trustees’ deferred compensation, distribution reclassifications, foreign capital gains tax and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(71,797)	71,797	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
81,782,319	9,212,197	90,994,516	27,299,610	—	27,299,610
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
30	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
44,077,425	—	—	(268,786,699)
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,491,641,055	64,285,363	(333,072,062)	(268,786,699)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	43,210,363
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,883,422,916 and $1,463,471,328, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
August 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,775,000	1.35	4
Lender	1,475,000	2.29	4
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended August 31, 2022.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
32	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, whether in the public or private sector, significant debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
August 31, 2022
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
34	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager International Equity Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager International Equity Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
72.00%	$9,672,807	$9,654,100	$0.04	$90,112,027	$0.38
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
36	Multi-Manager International Equity Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Multi-Manager International Equity Strategies Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
38	Multi-Manager International Equity Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Multi-Manager International Equity Strategies Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
40	Multi-Manager International Equity Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Multi-Manager International Equity Strategies Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
42	Multi-Manager International Equity Strategies Fund | Annual Report 2022

 Approval of Management and SubadvisoryAgreements
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager International Equity Strategies Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of Arrowstreet Capital, Limited Partnership (Arrowstreet), Baillie Gifford Overseas Limited (Baillie Gifford), Causeway Capital Management LLC (Causeway) and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager (collectively, the Subadvisers), the Subadvisers have been retained to perform portfolio management and related services for the Fund. Although Threadneedle is not currently providing such services, the Investment Manager may in the future reallocate Fund assets to be managed by Threadneedle.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
Multi-Manager International Equity Strategies Fund | Annual Report 2022	43

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who
44	Multi-Manager International Equity Strategies Fund | Annual Report 2022

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of Arrowstreet, Baillie Gifford and Causeway and the Investment Manager’s process for monitoring such Subadvisers’ performance. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate Arrowstreet, Baillie Gifford and Causeway.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each of Arrowstreet, Baillie Gifford and Causeway to provide comparable
Multi-Manager International Equity Strategies Fund | Annual Report 2022	45

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreements with each of Arrowstreet, Baillie Gifford and Causeway were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each of Arrowstreet, Baillie Gifford and Causeway from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
46	Multi-Manager International Equity Strategies Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Multi-Manager International Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN302_08_M01_(10/22)

Annual Report
August 31, 2022
Overseas SMA Completion Portfolio
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Overseas SMA Completion Portfolio (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investment-products/managed-accounts/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investment-products/managed-accounts/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investment-products/managed-accounts/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Overseas SMA Completion Portfolio  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2019
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
	Inception	1 Year	Life
Overseas SMA Completion Portfolio	09/12/19	-24.44	0.45
MSCI EAFE Value Index (Net)		-13.91	0.18
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investment-products/managed-accounts/ or calling 800.345.6611.
The Fund is only offered to SMA clients as described in the Fund’s prospectus. The Fund’s performance does not reflect any payments to SMA program sponsors or the Investment Manager of any applicable fees by clients in SMA programs and will differ from the performance of a participant’s overall SMA. For more information about your SMA’s performance, please contact your SMA program sponsor or financial intermediary.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free-float adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Overseas SMA Completion Portfolio | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (September 12, 2019 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Overseas SMA Completion Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the sale of Fund shares.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	7.7
Consumer Discretionary	3.1
Consumer Staples	15.0
Energy	7.4
Financials	23.7
Health Care	3.7
Industrials	17.6
Information Technology	10.5
Materials	3.4
Real Estate	2.8
Utilities	5.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2022)
Australia	3.3
Canada	3.1
China	2.2
France	4.6
Germany	2.7
Greece	1.3
Hong Kong	1.9
Ireland	2.9
Israel	3.2
Japan	20.7
Netherlands	5.7
Norway	3.2
Singapore	7.8
South Korea	3.0
Spain	4.9
Sweden	2.2
Taiwan	3.3
United Kingdom	14.4
United States(a)	9.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Overseas SMA Completion Portfolio | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
For the 12-month period that ended August 31, 2022, Overseas SMA Completion Portfolio returned -24.44%. The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned -13.91% for the same time period.
Market overview
Global equity markets were buffeted by a variety of headwinds throughout the reporting period, starting with inflationary pressures that stayed elevated as the world economy continued its uneven recovery from the COVID-19 pandemic-driven lockdown.  Shortages of key economic inputs such as labor, semiconductors, natural gas and numerous other links in the global production chain dampened sentiment, as did rising infection counts for the Delta and Omicron variants of COVID-19.
On top of the continuing COVID-19 impact, China was a source of consternation as trade relations with the U.S. continued to be strained, and problems in the property sector promulgated, most notably symbolized by the credit crisis at Evergrande, a systemically important property developer in China with significant amounts of outstanding debt.  Inflation spiked, triggering central bank tightening worldwide.
Russia’s invasion of Ukraine midway through the reporting period was without question the most influential event affecting equity markets. The impacts of this event are myriad and begin with the humanitarian tragedy represented by tremendous loss of life and broadscale destruction of Ukrainian property and infrastructure.
As a result of the Russian invasion of Ukraine, many western nations have imposed punitive sanctions on Russia that limit its ability to transact in global markets and access assets held outside its borders. Combined, Russia and Ukraine provide a significant portion of many raw materials to the global economy, focused most prominently in Europe and the Middle East. Loss of these supplies has disrupted access to basic necessities for many countries, and at a minimum has raised the cost of such goods, precipitously in some cases. Sanctions levied by the U.S. and certain allies include “freezing” access to assets owned by the Bank of Russia offshore.  We believe that the Implications of these actions may reverberate throughout the global monetary system for many years if not decades to come, as faith in the inviolability of property rights across sovereign borders was called into question.  Near-term implications included intensified focus on localizing supply chains through onshoring.
Not surprisingly, the culmination of all these events and their consequent shockwaves was a period of negative returns across most global asset markets. The one glaring exception to negative returns was the commodity sector, as shortages across many raw materials drove up prices.
The Fund’s notable detractors during the period
•	The Fund underperformed its benchmark by a wide margin, primarily as a result of individual stock selection.
•	Key detractors included Duerr AG, a global mechanical and plant engineering firm based in Germany that fell despite reporting strong results marking progress toward resolving supply-chain issues.
•	Swedish digital-game provider Stillfront Group AB fell on persistent concerns about slowing organic growth and acquisition plans.
•	French cloud and big data provider AtoS declined as investors doubted prospects for a successful breakup of the company into separately traded businesses.
The Fund’s notable contributors during the period
•	On the upside, the Fund did benefit marginally from a relative lack of exposure to consumer discretionary stocks.
•	From a country perspective, the Fund’s overweight to Canada was a positive (via ownership of global convenience-store operator Alimentation Couche-Tard, Inc.).
Overseas SMA Completion Portfolio | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Please note that sector and country allocations are largely a byproduct of the Fund’s bottom-up stock selection process.
This Fund is designed for the exclusive use of shareholders with international equity SMAs. All portfolio construction, securities analysis and risk management are implemented for the combined portfolio experience toward the SMA’s overall objective of seeking long-term capital appreciation. To that end, the portfolio’s positioning at any given time is intended to complement accompanying SMA holdings in a manner consistent with the overall international equity investment strategy.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Overseas SMA Completion Portfolio | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Overseas SMA Completion Portfolio	1,000.00	1,000.00	841.60	1,025.21	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Overseas SMA Completion Portfolio | Annual Report 2022	7

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.0%
Issuer	Shares	Value ($)
Australia 3.2%
Northern Star Resources Ltd.	30,172	159,466
Canada 3.1%
Alimentation Couche-Tard, Inc.	3,548	152,472
China 2.2%
Guangdong Investment Ltd.	116,000	106,274
France 4.6%
AtoS(a)	3,260	32,892
Eiffage SA	2,206	194,029
Total		226,921
Germany 2.7%
Aroundtown SA	12,050	35,145
Duerr AG	4,397	96,852
Total		131,997
Greece 1.3%
Piraeus Financial Holdings SA(a)	62,335	65,240
Hong Kong 1.9%
WH Group Ltd.	134,500	91,638
Ireland 2.9%
Amarin Corp. PLC, ADR(a)	1,059	1,250
Bank of Ireland Group PLC	23,085	142,239
Total		143,489
Israel 3.2%
Bezeq Israeli Telecommunication Corp., Ltd.	93,622	157,838
Japan 20.6%
BayCurrent Consulting, Inc.	300	88,161
Dai-ichi Life Holdings, Inc.	9,900	171,052
Daiwabo Holdings Co., Ltd.	11,700	164,703
Invincible Investment Corp.	173	53,201
Kinden Corp.	7,200	75,976
MatsukiyoCocokara & Co.	6,900	273,777
Ship Healthcare Holdings, Inc.	7,300	136,476
Takuma Co., Ltd.	5,100	51,239
Total		1,014,585
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 5.7%
ASR Nederland NV	6,824	278,516
Norway 3.2%
Leroy Seafood Group ASA	23,592	157,635
Singapore 7.7%
BW LPG Ltd.	13,676	88,898
Venture Corp., Ltd.	22,400	292,652
Total		381,550
South Korea 3.0%
GS Retail Co., Ltd.	1,414	26,730
Hyundai Home Shopping Network Corp.	771	28,720
Youngone Corp.	2,768	91,646
Total		147,096
Spain 4.8%
ACS Actividades de Construccion y Servicios SA	3,766	83,905
Endesa SA	7,845	134,557
Tecnicas Reunidas SA(a)	3,197	19,807
Total		238,269
Sweden 2.2%
Samhallsbyggnadsbolaget i Norden AB	27,684	44,449
Stillfront Group AB(a)	29,733	63,275
Total		107,724
Taiwan 3.3%
Fubon Financial Holding Co., Ltd.	85,900	161,067
United Kingdom 14.3%
BT Group PLC	79,488	139,049
Crest Nicholson Holdings PLC	9,214	25,041
DCC PLC	3,428	197,296
John Wood Group PLC(a)	14,349	21,483
Just Group PLC	158,424	132,291
Royal Mail PLC	10,797	34,449
TP Icap Group PLC	87,247	155,593
Total		705,202
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Overseas SMA Completion Portfolio | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 5.1%
Diversified Energy Co. PLC	139,478	214,530
Insmed, Inc.(a)	1,170	28,805
Quotient Ltd.(a)	1,771	344
Sage Therapeutics, Inc.(a)	141	5,310
Total		248,989
Total Common Stocks (Cost $5,314,728)		4,675,968

Money Market Funds 4.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(b),(c)	223,529	223,418
Total Money Market Funds (Cost $223,418)		223,418
Total Investments in Securities (Cost $5,538,146)		4,899,386
Other Assets & Liabilities, Net		23,627
Net Assets		$4,923,013

At August 31, 2022, securities and/or cash totaling $9,460 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index	2	09/2022	USD	182,710	—	(9,395)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	228,563	4,151,773	(4,156,918)	—	223,418	(109)	906	223,529
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	159,466	—	159,466
Canada	152,472	—	—	152,472
China	—	106,274	—	106,274
France	—	226,921	—	226,921
Germany	—	131,997	—	131,997
Greece	—	65,240	—	65,240
Hong Kong	—	91,638	—	91,638
Ireland	1,250	142,239	—	143,489
Israel	—	157,838	—	157,838
Japan	—	1,014,585	—	1,014,585
Netherlands	—	278,516	—	278,516
Norway	—	157,635	—	157,635
Singapore	—	381,550	—	381,550
South Korea	—	147,096	—	147,096
Spain	—	238,269	—	238,269
Sweden	—	107,724	—	107,724
Taiwan	—	161,067	—	161,067
United Kingdom	—	705,202	—	705,202
United States	34,459	214,530	—	248,989
Total Common Stocks	188,181	4,487,787	—	4,675,968
Money Market Funds	223,418	—	—	223,418
Total Investments in Securities	411,599	4,487,787	—	4,899,386
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Overseas SMA Completion Portfolio | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Liability
Futures Contracts	(9,395)	—	—	(9,395)
Total	402,204	4,487,787	—	4,889,991
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2022	11

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,314,728)	$4,675,968
Affiliated issuers (cost $223,418)	223,418
Margin deposits on:
Futures contracts	9,460
Receivable for:
Investments sold	23,423
Capital shares sold	9,936
Dividends	15,456
Foreign tax reclaims	9,730
Expense reimbursement due from Investment Manager	440
Prepaid expenses	2,725
Trustees’ deferred compensation plan	6,539
Total assets	4,977,095
Liabilities
Due to custodian	111
Payable for:
Investments purchased	17,040
Variation margin for futures contracts	1,380
Transfer agent fees	12
Compensation of board members	9,478
Audit fees	12,805
Custodian fees	4,650
Other expenses	2,067
Trustees’ deferred compensation plan	6,539
Total liabilities	54,082
Net assets applicable to outstanding capital stock	$4,923,013
Represented by
Paid in capital	5,957,679
Total distributable earnings (loss)	(1,034,666)
Total - representing net assets applicable to outstanding capital stock	$4,923,013
Shares outstanding	445,681
Net asset value per share	11.05
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Overseas SMA Completion Portfolio | Annual Report 2022

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$277,335
Dividends — affiliated issuers	906
Foreign taxes withheld	(33,721)
Total income	244,520
Expenses:
Transfer agent fees	395
Compensation of board members	13,315
Custodian fees	9,417
Printing and postage fees	7,976
Registration fees	31,745
Audit fees	36,165
Legal fees	10,694
Line of credit interest	253
Interest on collateral	169
Compensation of chief compliance officer	2
Other	5,038
Total expenses	115,169
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(115,169)
Total net expenses	—
Net investment income	244,520
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(338,804)
Investments — affiliated issuers	(109)
Foreign currency translations	(11,952)
Futures contracts	(80,365)
Net realized loss	(431,230)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,893,936)
Foreign currency translations	(1,694)
Futures contracts	(9,374)
Net change in unrealized appreciation (depreciation)	(1,905,004)
Net realized and unrealized loss	(2,336,234)
Net decrease in net assets resulting from operations	$(2,091,714)
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income	$244,520	$181,880
Net realized gain (loss)	(431,230)	148,546
Net change in unrealized appreciation (depreciation)	(1,905,004)	1,249,834
Net increase (decrease) in net assets resulting from operations	(2,091,714)	1,580,260
Distributions to shareholders
Net investment income and net realized gains	(487,293)	(62,050)
Total distributions to shareholders	(487,293)	(62,050)
Increase (decrease) in net assets from capital stock activity	(520,215)	4,207,749
Total increase (decrease) in net assets	(3,099,222)	5,725,959
Net assets at beginning of year	8,022,235	2,296,276
Net assets at end of year	$4,923,013	$8,022,235

	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	189,016	2,457,612	356,043	4,682,391
Distributions reinvested	36,122	487,293	4,533	62,050
Redemptions	(292,218)	(3,465,120)	(37,007)	(536,692)
Total net increase (decrease)	(67,080)	(520,215)	323,569	4,207,749
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Overseas SMA Completion Portfolio | Annual Report 2022

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended August 31,
	2022	2021	2020 (a)
Per share data
Net asset value, beginning of period	$15.65	$12.14	$12.00
Income from investment operations:
Net investment income	0.45	0.41	0.31
Net realized and unrealized gain (loss)	(4.10)	3.30	0.01
Total from investment operations	(3.65)	3.71	0.32
Less distributions to shareholders from:
Net investment income	(0.51)	(0.19)	(0.18)
Net realized gains	(0.44)	(0.01)	—
Total distributions to shareholders	(0.95)	(0.20)	(0.18)
Net asset value, end of period	$11.05	$15.65	$12.14
Total return	(24.44%)	30.77%	2.57%
Ratios to average net assets
Total gross expenses(b)	1.60%(c),(d)	1.73%	5.92%(e)
Total net expenses(b),(f)	0.00%(c),(d)	0.00%(g)	0.00%(e),(g)
Net investment income	3.39%	2.81%	2.79%(e)
Supplemental data
Portfolio turnover	53%	33%	47%
Net assets, end of period (in thousands)	$4,923	$8,022	$2,296

Notes to Financial Highlights
(a)	The Fund commenced operations on September 12, 2019. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Annualized.
(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(g)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2022	15

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Overseas SMA Completion Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Shares of the Fund may only be purchased and held by or on behalf of separately managed account (SMA) clients.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
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Notes to Financial Statements  (continued)
August 31, 2022
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
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Notes to Financial Statements  (continued)
August 31, 2022
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
August 31, 2022
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2022:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	9,395*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(80,365)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(9,374)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	229,467*
Futures contracts — short	4,818**

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended August 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is
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Notes to Financial Statements  (continued)
August 31, 2022
recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
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Notes to Financial Statements  (continued)
August 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund does not pay a management fee to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). However, Fund shares may only be purchased and held by or on behalf of SMAs where the Investment Manager has an agreement with the SMA program sponsor (the Program Sponsor), or directly with the SMA client, to provide investment management services to the Program Sponsor or the SMA. SMAs pay a fee directly, or indirectly through Program Sponsors, to the Investment Manager for providing investment management services to the Program Sponsor or the SMA, including on assets that may be invested in the Fund.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was 0.01%.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
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Notes to Financial Statements  (continued)
August 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2022, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.00% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, passive foreign investment company (pfic) holdings, post-October capital losses, foreign currency transactions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(10,475)	10,475	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
258,438	228,855	487,293	60,345	1,705	62,050
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
130,026	—	—	(675,644)
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Notes to Financial Statements  (continued)
August 31, 2022
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
5,565,635	271,260	(946,904)	(675,644)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	487,433
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,688,145 and $4,541,158, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2022.
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Notes to Financial Statements  (continued)
August 31, 2022
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
For the year ended August 31, 2022, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
666,667	2.45	6
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2022.
Note 9. Significant risks
Completion funds risk
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Investment Manager serves as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a differentiated investment strategy. The Fund is intended to be used as part of a broader SMA program. The performance and objectives of the Fund should be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment. Please contact your SMA program sponsor or financial intermediary for more information.
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
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Notes to Financial Statements  (continued)
August 31, 2022
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, whether in the public or private sector, significant debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy.
Overseas SMA Completion Portfolio | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
26	Overseas SMA Completion Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2022, two unaffiliated shareholders of record owned 58.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 41.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Overseas SMA Completion Portfolio | Annual Report 2022	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Overseas SMA Completion Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Overseas SMA Completion Portfolio (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2022 and for the period September 12, 2019 (commencement of operations) through August 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the two years in the period ended August 31, 2022 and for the period September 12, 2019 (commencement of operations) through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Overseas SMA Completion Portfolio | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
76.39%	$89,622	$24,978	$0.06	$277,367	$0.62
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Overseas SMA Completion Portfolio | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
30	Overseas SMA Completion Portfolio | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Overseas SMA Completion Portfolio | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
32	Overseas SMA Completion Portfolio | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Overseas SMA Completion Portfolio | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
34	Overseas SMA Completion Portfolio | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Overseas SMA Completion Portfolio | Annual Report 2022	35

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Overseas SMA Completion Portfolio (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund, as well as performance relative to a benchmark;
•	Information on the Fund’s management fees and total expenses;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
36	Overseas SMA Completion Portfolio | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager.  Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, and (iii) the net assets of the Fund. The Board considered that the Fund is held exclusively by separately managed account (SMA) clients of Columbia Threadneedle Investments, and noted the contribution of the performance of the Fund to meeting the investment objectives of such SMA clients.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data showing the Fund’s contribution to the Investment Manager’s profitability.
Overseas SMA Completion Portfolio | Annual Report 2022	37

Approval of Management Agreement  (continued)
(Unaudited)
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board considered that the Fund is held exclusively by SMA clients of Columbia Threadneedle Investments, that the Fund does not pay management fees, and that Columbia Threadneedle Investments collects management fees from SMA clients directly or indirectly through SMA program sponsors.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and noted that the Fund does not pay management fees.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
38	Overseas SMA Completion Portfolio | Annual Report 2022

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Overseas SMA Completion Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investment-products/managed-accounts/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investment-products/managed-accounts/
ANN307_08_M01_(10/22)

Annual Report
August 31, 2022
Multisector Bond SMA Completion Portfolio
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Multisector Bond SMA Completion Portfolio (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investment-products/managed-accounts/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investment-products/managed-accounts/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investment-products/managed-accounts/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multisector Bond SMA Completion Portfolio  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2019
Jason Callan
Portfolio Manager
Managed Fund since 2019
Alexandre (Alex) Christensen, CFA
Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended August 31, 2022)
	Inception	1 Year	Life
Multisector Bond SMA Completion Portfolio	10/29/19	-6.21	0.34
Bloomberg U.S. Aggregate Bond Index		-11.52	-1.78
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investment-products/managed-accounts/ or calling 800.345.6611.
The Fund is only offered to SMA clients as described in the Fund’s prospectus. The Fund’s performance does not reflect any payments to SMA program sponsors or the Investment Manager of any applicable fees by clients in SMA programs and will differ from the performance of a participant’s overall SMA. For more information about your SMA’s performance, please contact your SMA program sponsor or financial intermediary.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (October 29, 2019 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Multisector Bond SMA Completion Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the sale of Fund shares.
Portfolio breakdown (%) (at August 31, 2022)
Money Market Funds	73.7
Residential Mortgage-Backed Securities - Agency	21.2
U.S. Treasury Obligations	5.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at August 31, 2022)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2022)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	100.0	0.0	100.0
Total Notional Market Value of Derivative Contracts	100.0	0.0	100.0
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

4	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
For the 12-month period that ended August 31, 2022, Multisector Bond SMA Completion Portfolio returned -6.21%. While absolute returns disappointed, the Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -11.52% for the same period.
Market overview
During the annual period, the benchmark, which measures the broad U.S. investment-grade bond market, produced the weakest return since its inception in 1976. Such poor performance was driven by a combination of extremely low U.S. Treasury yields at the start of the annual period, a rapid rise in inflation supercharged by a spike in commodity prices after the Russian invasion of Ukraine and, beginning in March 2022, Covid-19 Omicron-related, and the U.S. Federal Reserve’s (the Fed) accelerated approach to raising interest rates following a sustained period of near-zero rates. Just before the end of the annual period, Fed Chair Jerome Powell articulated what had been increasingly clear throughout the 12 months ending August 31, 2022 — that the Fed has limited tools to address inflation, but it intends to continue to forcefully react to inflation, even if it causes pain to households and businesses. As investors feared an economic slowdown in reaction to the interest rate hikes, the U.S. Treasury yield curve, or spectrum of maturities, flattened, (meaning that the spread, or yield differential, between shorter term and longer term maturities narrowed during the annual period).
Toward the end of the annual period, as the Fed’s rapid response to inflation heightened expectations it would move policy into restrictive territory and slow future economic growth, the two-year to 10-year portion of the U.S. Treasury yield curve inverted, meaning that 10-year U.S. Treasury yields were lower than those of two-year U.S. Treasury yields, historically a signal of a recession. All told, yields rose rapidly across the U.S. Treasury yield curve as the Fed began unwinding the COVID-19-related stimulus. The bellwether 10-year U.S. Treasury yield was up 185 basis points during the annual period. (A basis point is 1/100th of a percentage point.) Globally, the scenario was quite similar, with government bond yields moving higher as most global central banks first signaled and then implemented tightening monetary policies in response to persistent inflation pressures around the world.
Virtually all fixed-income sectors recorded negative absolute returns during the annual period, hurt by the increase in market volatility, much of which stemmed from the uncertainty around how forcefully the Fed would act to slow the economy in the quest to quell inflation. For the annual period overall, U.S. investment-grade corporate bonds and sovereign emerging markets debt underperformed U.S. Treasuries the most. High-yield corporate bonds performed in line with U.S. Treasuries during the annual period. Securitized bonds as a whole, including U.S. mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, posted negative returns but modestly outperformed U.S. Treasury securities during the annual period. Treasury inflation-protected securities and municipal bonds also outpaced U.S. Treasury securities during the annual period. Leveraged loans were among the very few fixed-income sectors that eked out a modestly positive return during the annual period.
The Fund’s notable contributors during the period
•	Relative to the benchmark, the Fund’s duration positioning boosted its results most. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
○	The Fund held a shorter duration stance than that of the benchmark throughout the annual period as part of our strategy to balance exposure across risk factors.
○	The Fund’s shorter duration stance was most pronounced near the turn of the calendar year.
○	As interest rates rose during the annual period in response to greater inflationary pressures and the Fed’s efforts to rein in inflation by hiking interest rates, the Fund’s duration positioning proved beneficial.
•	Positioning within the mortgage-backed securities sector added value.
○	The Fund held an underweight in agency mortgage-backed securities, which performed poorly, and an overweight in non-agency mortgage-backed securities, which performed better.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	The Fed’s transition from quantitative easing to quantitative tightening, as well as the rapid rise in mortgage rates, led to the poor performance of agency mortgage-backed securities.
•	To a lesser degree, yield curve positioning contributed positively to the Fund’s relative results. The Fund was positioned for a steeper yield curve from September 2021 into the beginning of 2022 and was then re-positioned for a flatter yield curve for most of the remainder of the annual period.
The Fund’s notable detractors during the period
•	The Fund’s exposure to several sectors that are not components of the benchmark detracted most from relative results. These sectors include emerging markets debt and high-yield corporate credit.
○	These sectors have higher credit sensitivity relative to the broader fixed-income market during a period of high volatility and liquidity-driven sell-offs as was seen during the annual period.
○	Notably, the Fund did not have significant exposure to the sovereign debt of Russia or Ukraine prior to the war, but the ripple effects of the war on the emerging markets debt sector overall dampened the Fund’s relative results.
The Fund experienced significant turnover during the period. The portfolio in general can have a volatile turnover pattern since it is used as a mechanism to capture all trades that cannot be completed in the underlying SMAs. This also requires the use of a lot of derivatives, which need to be rolled frequently. Additionally, the Fund required a higher level of rebalancing trades during the period due to a sizable outflow of assets.
This Fund is designed for the exclusive use of shareholders with strategic income SMAs. All portfolio construction, securities analysis and risk management are implemented for the combined portfolio experience toward the SMA’s overall objective of seeking total return, consisting of current income and capital appreciation. To that end, the portfolio’s positioning at any given time is intended to complement accompanying SMA holdings in a manner consistent with the overall strategic income investment strategy.
Derivatives usage
The Fund utilized derivatives as a means to hedge exposures to better balance risks among four risk factors: credit, duration, currency and inflation. We used U.S. Treasury futures to manage interest rate exposure. We also used credit default swap indices to hedge and express investment views in the high yield corporate credit, emerging market debt, and commercial mortgage-backed securities bond markets. On a standalone basis, the net use of derivatives negatively impacted the Fund’s performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
6	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Multisector Bond SMA Completion Portfolio	1,000.00	1,000.00	950.40	1,025.21	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Residential Mortgage-Backed Securities - Agency 24.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(a)
09/14/2052	4.000%	750,000	733,125
Total Residential Mortgage-Backed Securities - Agency (Cost $747,334)			733,125

U.S. Treasury Obligations 5.8%

U.S. Treasury
05/15/2032	2.875%	180,000	175,500
Total U.S. Treasury Obligations (Cost $181,547)			175,500
Money Market Funds 84.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(b),(c)	2,544,404	2,543,132
Total Money Market Funds (Cost $2,542,887)		2,543,132
Total Investments in Securities (Cost: $3,471,768)		3,451,757
Other Assets & Liabilities, Net		(444,805)
Net Assets		3,006,952
At August 31, 2022, securities and/or cash totaling $335,580 were pledged as collateral.
Investments in derivatives
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 37	Morgan Stanley	06/20/2027	1.000	Quarterly	3.317	USD	1,000,000	(37,479)	—	—	—	(37,479)
Markit CDX North America High Yield Index, Series 38	Morgan Stanley	06/20/2027	5.000	Quarterly	5.320	USD	1,980,000	(105,374)	—	—	—	(105,374)
Total								(142,853)	—	—	—	(142,853)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents a security purchased on a when-issued basis.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	11,277,531	36,027,201	(44,761,771)	171	2,543,132	(5,456)	49,305	2,544,404
Abbreviation Legend
TBA	To Be Announced
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Residential Mortgage-Backed Securities - Agency	—	733,125	—	733,125
U.S. Treasury Obligations	175,500	—	—	175,500
Money Market Funds	2,543,132	—	—	2,543,132
Total Investments in Securities	2,718,632	733,125	—	3,451,757
Investments in Derivatives
Liability
Swap Contracts	—	(142,853)	—	(142,853)
Total	2,718,632	590,272	—	3,308,904
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $928,881)	$908,625
Affiliated issuers (cost $2,542,887)	2,543,132
Margin deposits on:
Swap contracts	335,580
Receivable for:
Dividends	4,389
Interest	2,616
Expense reimbursement due from Investment Manager	393
Prepaid expenses	2,756
Trustees’ deferred compensation plan	5,523
Total assets	3,803,014
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	748,417
Variation margin for swap contracts	3,550
Compensation of board members	9,536
Other expenses	29,036
Trustees’ deferred compensation plan	5,523
Total liabilities	796,062
Net assets applicable to outstanding capital stock	$3,006,952
Represented by
Paid in capital	4,485,765
Total distributable earnings (loss)	(1,478,813)
Total - representing net assets applicable to outstanding capital stock	$3,006,952
Shares outstanding	259,650
Net asset value per share	11.58
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	11

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$49,305
Interest	319,427
Total income	368,732
Expenses:
Transfer agent fees	1,289
Compensation of board members	14,056
Custodian fees	16,193
Printing and postage fees	9,648
Registration fees	40,469
Audit fees	39,500
Legal fees	10,891
Interest on collateral	1,767
Compensation of chief compliance officer	6
Other	5,118
Total expenses	138,937
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(138,937)
Total net expenses	—
Net investment income	368,732
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,414,166)
Investments — affiliated issuers	(5,456)
Foreign currency translations	(3,741)
Futures contracts	722,090
Swap contracts	(476,664)
Net realized loss	(1,177,937)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(33,822)
Investments — affiliated issuers	171
Futures contracts	4,103
Swap contracts	(314,900)
Net change in unrealized appreciation (depreciation)	(344,448)
Net realized and unrealized loss	(1,522,385)
Net decrease in net assets resulting from operations	$(1,153,653)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income	$368,732	$13,000
Net realized gain (loss)	(1,177,937)	199,879
Net change in unrealized appreciation (depreciation)	(344,448)	69,758
Net increase (decrease) in net assets resulting from operations	(1,153,653)	282,637
Distributions to shareholders
Net investment income and net realized gains	(549,674)	(12,008)
Total distributions to shareholders	(549,674)	(12,008)
Increase (decrease) in net assets from capital stock activity	(17,569,714)	19,955,165
Total increase (decrease) in net assets	(19,273,041)	20,225,794
Net assets at beginning of year	22,279,993	2,054,199
Net assets at end of year	$3,006,952	$22,279,993

	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	1,212,097	15,118,959	1,575,408	19,946,888
Distributions reinvested	44,574	549,674	656	8,277
Redemptions	(2,748,178)	(33,238,347)	—	—
Total net increase (decrease)	(1,491,507)	(17,569,714)	1,576,064	19,955,165
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended August 31,
	2022	2021	2020 (a)
Per share data
Net asset value, beginning of period	$12.72	$11.73	$12.00
Income from investment operations:
Net investment income	0.21	0.05	0.12
Net realized and unrealized gain (loss)	(0.99)	0.99	(0.26)
Total from investment operations	(0.78)	1.04	(0.14)
Less distributions to shareholders from:
Net investment income	(0.27)	(0.05)	(0.13)
Net realized gains	(0.09)	—	—
Total distributions to shareholders	(0.36)	(0.05)	(0.13)
Net asset value, end of period	$11.58	$12.72	$11.73
Total return	(6.21%)	8.91%	(1.16%)
Ratios to average net assets
Total gross expenses(b)	0.62%(c)	3.72%(c)	5.21%(d)
Total net expenses(b),(e)	0.00%(c)	0.00%(c),(f)	0.00%(d)
Net investment income	1.66%	0.37%	1.28%(d)
Supplemental data
Portfolio turnover	372%	15%	0%
Net assets, end of period (in thousands)	$3,007	$22,280	$2,054

Notes to Financial Highlights
(a)	The Fund commenced operations on October 29, 2019. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	8/31/2022	8/31/2021
No Class	0.01%	less than 0.01%

(d)	Annualized.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Multisector Bond SMA Completion Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Shares of the Fund may only be purchased and held by or on behalf of separately managed account (SMA) clients.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	15

Notes to Financial Statements  (continued)
August 31, 2022
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
16	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s
Multisector Bond SMA Completion Portfolio | Annual Report 2022	17

Notes to Financial Statements  (continued)
August 31, 2022
counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
18	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2022:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	142,853*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(476,664)	(476,664)
Interest rate risk	722,090	—	722,090
Total	722,090	(476,664)	245,426

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(314,900)	(314,900)
Interest rate risk	4,103	—	4,103
Total	4,103	(314,900)	(310,797)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	428,194
Futures contracts — short	4,561,047
Credit default swap contracts — sell protection	10,395,000

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2022.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	19

Notes to Financial Statements  (continued)
August 31, 2022
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
20	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2022:
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	3,550
Total financial and derivative net assets	(3,550)
Total collateral received (pledged) (b)	(3,550)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	21

Notes to Financial Statements  (continued)
August 31, 2022
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund does not pay a management fee to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). However, Fund shares may only be purchased and held by or on behalf of SMAs where the Investment Manager has an agreement with the SMA program sponsor (the Program Sponsor), or directly with the SMA client, to provide investment management services to the Program Sponsor or the SMA. SMAs pay a fee directly, or indirectly through Program Sponsors, to the Investment Manager for providing investment management services to the Program Sponsor or the SMA, including on assets that may be invested in the Fund.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
22	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was 0.01%.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2022, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.00% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for late-year ordinary losses, post-October capital losses, foreign currency transactions, principal and/or interest from fixed income securities, distribution reclassifications and excess distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,157	(1,051)	(106)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
541,741	7,933	549,674	12,008	—	12,008
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	—	(162,864)
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
3,471,768	244	(163,108)	(162,864)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
3,741	1,312,208
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $39,267,898 and $37,721,634, respectively, for the year ended August 31, 2022, of which $26,507,461 and $25,564,132, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
24	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended August 31, 2022.
Note 9. Significant risks
Completion funds risk
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Investment Manager serves as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a differentiated investment strategy. The Fund is intended to be used as part of a broader SMA program. The performance and objectives of the Fund should be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment. Please contact your SMA program sponsor or financial intermediary for more information.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced
26	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed
Multisector Bond SMA Completion Portfolio | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2022, one unaffiliated shareholder of record owned 30.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 69.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multisector Bond SMA Completion Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multisector Bond SMA Completion Portfolio (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2022 and for the period October 29, 2019 (commencement of operations) through August 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the two years in the period ended August 31, 2022 and for the period October 29, 2019 (commencement of operations) through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	29

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
30	Multisector Bond SMA Completion Portfolio | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Multisector Bond SMA Completion Portfolio | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Multisector Bond SMA Completion Portfolio | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
Multisector Bond SMA Completion Portfolio | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
34	Multisector Bond SMA Completion Portfolio | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	35

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multisector Bond SMA Completion Portfolio (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund, as well as performance relative to a benchmark;
36	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the Fund’s management fees and total expenses;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	37

Approval of Management Agreement  (continued)
(Unaudited)
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, and (iii) the net assets of the Fund. The Board considered that the Fund is held exclusively by separately managed account (SMA) clients of Columbia Threadneedle Investments, and noted the contribution of the performance of the Fund to meeting the investment objectives of such SMA clients.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board considered that the Fund is held exclusively by SMA clients of Columbia Threadneedle Investments, that the Fund does not pay management fees, and that Columbia Threadneedle Investments collects management fees from SMA clients directly or indirectly through SMA program sponsors.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
38	Multisector Bond SMA Completion Portfolio | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and noted that the Fund does not pay management fees.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Multisector Bond SMA Completion Portfolio | Annual Report 2022	39

Multisector Bond SMA Completion Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investment-products/managed-accounts/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investment-products/managed-accounts/
ANN308_08_M01_(10/22)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifteen series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2022 and August 31, 2021 are approximately as follows:

2022	2021
$527,800	$522,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2022 and August 31, 2021 are approximately as follows:

2022	2021
$25,000	$29,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended August 31, 2022 and August 31, 2021, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2022 and August 31, 2021 are approximately as follows:

2022	2021
$226,300	$21,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2021 and 2022 also include Tax Fees for foreign tax filings.

During the fiscal years ended August 31, 2022 and August 31, 2021, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2022 and August 31, 2021 are approximately as follows:

2022	2021
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2022 and August 31, 2021 are approximately as follows:

2022	2021
$535,000	$538,000

In fiscal years 2022 and 2021, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2022 and August 31, 2021 are approximately as follows:

2022	2021
$786,300	$588,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(c)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(d)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	October 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	October 25, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	October 25, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	October 25, 2022